UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07455

                           Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA  01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                   Hartford, CT  06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Horizon Wealth Masters Fund

Virtus Newfleet Bond Fund

Virtus Newfleet CA Tax-Exempt Bond Fund

Virtus Newfleet High Yield Fund

Virtus Newfleet Low Duration Income Fund

Virtus Newfleet Multi-Sector Intermediate Bond Fund

Virtus Newfleet Senior Floating Rate Fund

Virtus Newfleet Tax-Exempt Bond Fund

Virtus Rampart Low Volatility Equity Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments
Virtus Horizon Wealth Masters Fund (“Horizon Wealth Masters Fund”)	7	27
Virtus Newfleet Bond Fund (“Newfleet Bond Fund”)	9	29
Virtus Newfleet CA Tax-Exempt Bond Fund (“Newfleet CA Tax-Exempt Bond Fund”)	11	38
Virtus Newfleet High Yield Fund (“Newfleet High Yield Fund”)	13	41
Virtus Newfleet Low Duration Income Fund (“Newfleet Low Duration Income Fund”)	16	50
Virtus Newfleet Multi-Sector Intermediate Bond Fund (“Newfleet Multi-Sector Intermediate Bond Fund”)	18	62
Virtus Newfleet Senior Floating Rate Fund (“Newfleet Senior Floating Rate Fund”)	20	74
Virtus Newfleet Tax-Exempt Bond Fund (“Newfleet Tax-Exempt Bond Fund”)	23	83
Virtus Rampart Low Volatility Equity Fund (“Rampart Low Volatility Equity Fund”)	25	88
Statements of Assets and Liabilities		89
Statements of Operations		92
Statements of Changes in Net Assets		95
Financial Highlights		101
Notes to Financial Statements		107
Report of Independent Registered Public Accounting Firm		122
Tax Information Notice		123
Fund Management Tables		124

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large- and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2017 to September 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Horizon Wealth Masters Fund
Actual
Class A	$1,000.00	$1,063.60	1.45%	$7.50
Class C	1,000.00	1,059.20	2.20	11.36
Class I	1,000.00	1,065.30	1.20	6.21
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.80	1.45	7.33
Class C	1,000.00	1,014.04	2.20	11.11
Class I	1,000.00	1,019.05	1.20	6.07
Newfleet Bond Fund
Actual
Class A	$1,000.00	$1,031.90	0.84%	$4.28
Class C	1,000.00	1,026.80	1.59	8.08
Class I	1,000.00	1,032.70	0.59	3.01
Class R6	1,000.00	1,033.00	0.53	2.70
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.86	0.84	4.26
Class C	1,000.00	1,017.10	1.59	8.04
Class I	1,000.00	1,022.11	0.59	2.99
Class R6	1,000.00	1,022.41	0.53	2.69
Newfleet CA Tax-Exempt Bond Fund
Actual
Class A	$1,000.00	$1,027.60	0.85%	$4.32
Class I	1,000.00	1,029.80	0.60	3.05
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.81	0.85	4.31
Class I	1,000.00	1,022.06	0.60	3.04
Newfleet High Yield Fund
Actual
Class A	$1,000.00	$1,029.70	0.99%	$5.04
Class C	1,000.00	1,026.20	1.74	8.84
Class I	1,000.00	1,030.90	0.74	3.77
Class R6	1,000.00	1,031.20	0.69	3.51
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.10	0.99	5.01
Class C	1,000.00	1,016.34	1.74	8.80
Class I	1,000.00	1,021.36	0.74	3.75
Class R6	1,000.00	1,021.61	0.69	3.50
Newfleet Low Duration Income Fund
Actual
Class A	$1,000.00	$1,014.40	0.75%	$3.79
Class C	1,000.00	1,010.60	1.50	7.56
Class I	1,000.00	1,015.70	0.50	2.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.31	0.75	3.80
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,022.56	0.50	2.54

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2017 to September 30, 2017

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Newfleet Multi-Sector Intermediate Bond Fund
Actual
Class A	$1,000.00	$1,033.50	0.97%	$4.94
Class C	1,000.00	1,030.30	1.72	8.75
Class I	1,000.00	1,035.80	0.72	3.67
Class R6	1,000.00	1,036.10	0.66	3.37
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.21	0.97	4.91
Class C	1,000.00	1,016.44	1.72	8.69
Class I	1,000.00	1,021.46	0.72	3.65
Class R6	1,000.00	1,021.76	0.66	3.35
Newfleet Senior Floating Rate Fund
Actual
Class A	$1,000.00	$1,013.40	1.05%	$5.30
Class C	1,000.00	1,009.60	1.80	9.07
Class I	1,000.00	1,014.70	0.80	4.04
Class R6	1,000.00	1,013.90	0.74	3.74
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.80	1.05	5.32
Class C	1,000.00	1,016.04	1.80	9.10
Class I	1,000.00	1,021.06	0.80	4.05
Class R6	1,000.00	1,021.36	0.74	3.75
Newfleet Tax-Exempt Bond Fund
Actual
Class A	$1,000.00	$1,024.90	0.85%	$4.31
Class C	1,000.00	1,022.00	1.60	8.11
Class I	1,000.00	1,026.20	0.60	3.05
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.81	0.85	4.31
Class C	1,000.00	1,017.05	1.60	8.09
Class I	1,000.00	1,022.06	0.60	3.04
Rampart Low Volatility Equity Fund
Actual
Class A	$1,000.00	$1,027.40	1.55%	$7.88
Class C	1,000.00	1,023.70	2.30	11.67
Class I	1,000.00	1,029.10	1.30	6.61
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.30	1.55	7.84
Class C	1,000.00	1,013.54	2.30	11.61
Class I	1,000.00	1,018.55	1.30	6.58
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays California Municipal Bond Index

The Bloomberg Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays Municipal Bond Index

The Bloomberg Barclays Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index

The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index

The BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index is a a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)

The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

Chicago Board Options Exchange S&P 500 Buywrite Index (“CBOE S&P 500 Buywrite Index”)

The CBOE S&P 500 Buywrite Index is a passive total return index based on buying an S&P 500® stock index portfolio and “writing” (or selling) the nearterm S&P 500® Index (SPXSM) “covered” call option. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Collateralized Loan Obligation (“CLO”)

A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Low Duration Income Fund Linked Benchmark

The Low Duration Income Fund Linked Benchmark consists of the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index which tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Low Duration Income Linked Benchmark prior to 2/1/2017 is that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind Security (“PIK”)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P/LSTA Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing (third-party research data on the price movements of senior secured floating rate loans in the secondary loan market) to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Tax-Exempt Bond Linked Benchmark

The Tax-Exempt Bond Linked Benchmark consists of the BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Tax- Exempt Bond Linked Benchmark prior to 6/30/2012 is that of the Bloomberg Barclays Municipal Bond Index.

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

Horizon Wealth Masters Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 17.67%, Class C shares returned 16.76%, and Class I shares returned 17.97%. For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned 18.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	During the 12-month period ended September 30, 2017, the broader markets appreciated substantially, with the S&P 500® Index returning 18.61% during the fiscal year. In fact, September 2017 marked the twelfth consecutive month in which the S&P 500® Index appreciated. Markets experienced volatility around the U.S. presidential election in November 2016, but rallied since then, continuing a multi-year bull market.

What factors affected the Fund’s performance during its fiscal year?

⬛	The Fund is designed to track the Horizon Kinetics ISE Wealth Index (Wealth Index), a public index maintained by Horizon Kinetics LLC, the parent company of the Fund’s subadviser, and published by International Securities Exchange. The Wealth Index seeks to identify and include publicly listed companies that are owned and operated by some of the wealthiest, most successful investors, business executives, and entrepreneurs in the U.S., referred to as “owner-operators.” These companies tend to have higher insider ownership than companies that are agent-operated. The Fund is designed to allow investors to readily leverage the business acumen of these highly skilled individuals by investing in the companies listed in the Wealth Index.

⬛	Though the Fund generated substantial returns during the 12 months ended September 30, 2017, the Fund’s performance lagged the S&P 500® Index slightly. The continued flow of funds out of actively managed and into passively managed products likely contributed to the outperformance of the major indexes. Furthermore, the Fund’s selection criteria are indifferent to factors such as sector classification, for example, which resulted in an overweight to the consumer discretionary sector relative to the S&P 500® Index.

⬛	Due to differences in inclusion criteria and the methodology used to determine the weights of each constituent between the S&P 500® Index and the Wealth Index, companies in the Wealth Index tend to be underrepresented in the S&P 500® Index. Furthermore, even those that do overlap with the S&P 500® Index generally have a lower weight in the Wealth Index and the Fund, than they do in the S&P 500® Index due to the equal-weighting methodology used in the Wealth Index, and therefore, in the Fund.

⬛	At the sector level, energy and industrials were the largest contributors to relative returns, while consumer discretionary and financials were the largest detractors.

⬛	At the stock level, the five largest contributors to performance (and their owner-operators) were Weight Watchers International, Inc. (Raymond Debbane); CVR Energy, Inc. (Carl Icahn); Exterran Corp. (Samuel Zell); Navistar International Corporation (Carl Icahn); and Pegasystems Inc. (Alan Trefler). The Fund’s five largest detractors from performance were Fossil Group, Inc. (Kosta Kartsotis); Under Armour, Inc. (Kevin Plank); Dick’s Sporting Goods, Inc. (Edward Stack); AmTrust Financial Services Inc. (George Garfunkel); and Sears Hometown & Outlet Stores, Inc. (Edward Lampert).

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Consumer Discretionary	33%
Financials	13
Industrials	12
Information Technology	12
Real Estate	9
Materials	5
Consumer Staples	5
Other (includes short-term investment)	11

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Horizon Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	17.67%	12.18%	12.49%		9/5/12
Class A Shares at POP[3,4]	10.90	10.86	11.18		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	16.76	11.34	11.64		9/5/12
Class I Shares at NAV[2]	17.97	12.46	12.76		9/5/12
S&P 500® Index	18.61	14.22	14.64	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 1.53%, Net 1.45%; Class C Shares: Gross 2.28%, Net 2.20%; Class I Shares: Gross 1.28%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: SAVAX Class C: SAVCX Class I: SAVYX Class R6: VBFRX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 2.60%, Class C shares returned 1.79%, Class I shares returned 2.81% and Class R6 shares from November 3, 2016 (inception date) through September 30, 2017 returned 3.66%*. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 0.07%.

*	Returns less than one year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	Most spread sectors outperformed U.S. Treasuries during the fiscal year ended September 30, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

⬛	The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

⬛	As anticipated, the Federal Reserve (Fed) raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.00% to 1.25%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

⬛	Over the last 12 months, yields increased across the curve and the overall shape of the curve was unchanged as the shift in rates was parallel across most maturities.

What factors affected the Fund’s performance during its fiscal year?

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

⬛	Among fixed income sectors the Fund’s allocation to corporate high yield, as well as issue selection within non-agency residential mortgage-backed and corporate high quality securities, were the largest positive contributors to performance for the fiscal year.

⬛	During the fiscal year, the Fund’s allocation to agency mortgage-backed securities detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Corporate Bonds and Notes		51%
Financials	18%
Consumer Discretionary	5
Materials	5
All other Corporate Bonds and Notes	23
Mortgage-Backed Securities		19
Asset-Backed Securities		7
U.S. Government Securities		6
Loan Agreements		4
Preferred Stocks		4
Other (includes short-term investment)		9

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	2.60%	2.97%	4.89%	—		—
Class A Shares at POP[3],4	-1.25	2.19	4.49	—		—
Class C Shares at NAV and with CDSC[2],4	1.79	2.20	4.10	—		—
Class I Shares at NAV[2]	2.81	3.24	5.15	—		—
Class R6 Shares at NAV[2]	—	—	—	3.66%		11/3/16
Bloomberg Barclays U.S. Aggregate Bond Index	0.07	2.07	4.27	0.80	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 1.18%, Net 0.87%; Class C Shares: Gross 1.93%, Net 1.62%; Class I Shares: Gross 0.93%, Net 0.62%; Class R6 Shares: Gross 0.87%, Net 0.56%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class R6.
[6]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A, Class C, and Class I shares including any applicable sales charges or fees. The performance of the other class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet CA Tax-Exempt Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: CTESX Class I: CTXEX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 0.45% and Class I shares returned 0.69%. For the same period, the Bloomberg Barclays California Municipal Bond Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.66%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The municipal bond market experienced uneven performance over the fiscal year ended September 30, 2017. The market produced sharply negative returns in October and November of 2016, as political concerns surrounding the presidential election sent interest rates and the yields on lower rated municipal bonds higher. However, beginning in December 2016, the trends reversed and spreads continued to narrow throughout most of the fiscal year. This helped the market generate a return of 0.66% as measured by the Bloomberg Barclays California Municipal Bond Index.

⬛	For the fiscal year, shorter maturity bonds outperformed intermediate and longer maturity bonds, driven mostly by the very weak performance of longer duration securities in October and November of 2016. However, as rates and risk spreads began to decline in December 2016, longer maturity bonds produced the best relative performance. Additionally, lower quality outperformed higher quality for the entire fiscal year as investors were willing to take additional risk in their quest for yield. Below investment grade securities (excluding Puerto Rico bonds) generated the best relative performance among credit quality tiers for the fiscal year.

⬛	Positive technical conditions – a combination of manageable supply and good demand – had the most impact on performance in 2017. However, the technical conditions weakened somewhat as the end of the fiscal year approached. U.S. Treasury yields began to rise and tax-free interest rates followed, as the markets anticipated the Federal Reserve (Fed) beginning to unwind its balance sheet and the higher probability of another Fed interest rate hike. The end of the summer also marked the end of the negative net supply period in the municipal market, which was highly supportive of market performance.

⬛	Given the compression of spreads between high quality and lower-rated municipal bonds, which is driven by yield-seeking investors, our focus is on higher quality investments. We do not believe in many cases that there is adequate compensation for assuming additional risk. Finally, with the wide variance in creditworthiness among issuers, we remain diligent in our rigorous credit reviews.

What factors affected the Fund’s performance during its fiscal year?

⬛	Relative performance benefited from exposure to bonds with shorter to intermediate durations, lower-rated securities (including bonds rated below investment grade), and current coupon securities.

⬛	The Fund’s performance was negatively impacted by the exposure to longer-term maturities, higher coupons, and better quality bonds.

⬛	Over the past 12 months, as risk premiums narrowed, the market’s best performers were bonds with shorter durations, current coupons, and lower credit quality. While still producing positive performance, bonds with longer maturities, premium coupons and higher credit quality performed relatively weaker for the year ended September 30, 2017.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Tax-Exempt Municipal Bonds		100%
Pre-Refunded	18%
General Obligation	14
Tax Allocation Revenue	13
Healthcare Revenue	11
Water & Sewer Revenue	8
General Revenue	8
Transportation Revenue	7
Other	21

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years
Class A Shares at NAV[2]	0.45%	3.22%	4.34%
Class A Shares at POP[3,4]	-2.32	2.65	4.05
Class I Shares at NAV[2]	0.69	3.47	4.60
Bloomberg Barclays U.S. Aggregate Bond Index*	0.07	2.07	4.27
Bloomberg Barclays California Municipal Bond Index*	0.66	3.40	4.74

Fund Expense Ratios5: Class A Shares: Gross 1.21%, Net 0.85%; Class I Shares: Gross 0.96%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The Bloomberg Barclays California Municipal Bond Index is an appropriate broad-based index. The Fund is no longer using the Bloomberg Barclays U.S. Aggregate Bond Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007 for Class A and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet High Yield Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PHCHX Class C: PGHCX Class I: PHCIX Class R6: VRHYX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 7.05%, Class C shares returned 6.11%, Class I shares returned 7.31%, and Class R6 shares from November 3, 2016 (inception date) through September 30, 2017 returned 7.93%*. For the same period, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned 8.87%.

*	Returns less than one year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	The U.S. high yield market, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, posted an 8.87% return for the fiscal year ended September 30, 2017.

⬛	The high yield sector continued its strong run since its most recent bottom on February 11, 2016. There were only three months of negative returns (November 2016, March 2017, and August 2017) in the past year, and those declines were negligible. High yield historically has shown a capacity to deliver positive returns even during periods of rising interest rates, and the past 12 months were no exception. The high yield market continued to perform well as the five-year U.S. Treasury security rose 0.79%, from 1.15% to 1.94%, and the 10-year rose 0.73%, from 1.60 to 2.33%. The high yield sector benefited from the positive tone of the overall market, which prevailed despite numerous challenges in the past year that included continued gridlock in Washington, D.C., geopolitical tensions with North Korea, moderate volatility in oil prices, and major weather events such as Hurricane Harvey. During the fiscal period, the Federal Reserve (Fed) raised its target rate by 0.25% on three separate occasions and, at its September 2017 meeting, announced the start of its balance sheet reduction plan.

⬛	In terms of industries, energy-related companies were leaders over the past 12 months as evidenced by the returns of refining (+19.79%) and oil field services (+18.44%). Other more cyclical companies such as chemicals (+11.88%), construction machinery (+11.68%), and transportation services (+14.02%) delivered strong returns – further evidence that the U.S. economy continued to grow. Laggards included supermarkets (-4.23%), retailers (+0.97%), and wirelines (+1.55%).

⬛	The returns across the rating spectrum demonstrated the effect of still-accommodative global monetary policy and the continued search for yield. The lower credit tiers outperformed, as measured by the high yield benchmark index, with CCC-rated bonds, Bs, and BBs returning 14.40%, 8.22%, and 7.36%, respectively, for the fiscal year.

⬛	In terms of valuations, high yield spreads continued to tighten in spite of upward moves in both the five- and 10-year U.S. Treasury rates as noted above.

⬛	Fundamentals for the high yield issuer universe improved over the past year. The issuer-weighted default rate was 3.30% at the end of September, down from 5.5% one year ago. The high yield universe benefited from an improvement in commodity prices and open capital markets. The negative impact from energy and metals & mining issuers, which were the most vulnerable over the past two-plus years, decreased as defaults from those issuers started to roll off. Further, the rating agencies were more favorable toward upgrades than downgrades.

⬛	From a technical perspective, the high yield sector experienced mostly outflows over the past 12 months while gross issuance kept pace with the prior year. Offsetting this imbalance was the net new issuance number, which grew at its slowest pace since 2011.

What factors affected the Fund’s performance during its fiscal year?

⬛	The positive performance of the U.S. high yield market contributed to the Fund’s positive return during the fiscal year.

⬛	Positive contributors to performance during the year included allocation and issue selection in the media-entertainment sector; issue selection in consumer products, oil field services, and lodging; and the Fund’s allocation to wirelines.

⬛	Detractors from performance included allocation and issue selection in healthcare and aerospace/defense; and issue selection in consumer cyclical services. In addition, the Fund’s modest allocation to cash in a favorable market for high yield returns had a negative impact.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet High Yield Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Corporate Bonds and Notes		78%
Consumer Discretionary	19%
Energy	11
Materials	11
Health Care	10
Industrials	7
Financials	6
Telecommunication Services	5
All other Corporate Bonds and Notes	9
Loan Agreements		12
Other (includes short-term investments)		10

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception	Inception Date
Class A Shares at NAV[2]	7.05%	5.44%	5.28%	—	—
Class A Shares at POP[3,4]	3.04	4.64	4.88	—	—
Class C Shares at NAV[2] and with CDSC[4]	6.11	4.59	4.49	—	—
Class I Shares at NAV[2]	7.31	5.70	—	6.02%	8/8/12
Class R6 Shares at NAV[2]	—	—	—	7.93	11/3/16
Bloomberg Barclays U.S. Aggregate Bond Index*	0.07	2.07	4.27	—[5]	—
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index*	8.87	6.37	7.92	—[6]	—

Fund Expense Ratios7: Class A Shares: Gross 1.43%, Net 1.02% Class C Shares: Gross 2.18%, Net 1.77% Class I Shares: Gross 1.18% Net 0.77%, and Class R6 Shares: Gross 1.12%, Net 0.71%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The Index returned 2.14% for Class I shares and 0.80% for Class R6 shares since the inception date of the respective share class.
[6]	The Index returned 6.57% for Class I shares and 9.26% for Class R6 shares since the inception date of the respective share class.
[7]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index is an appropriate broad-based index. The Fund is no longer using the Bloomberg Barclays U.S. Aggregate Bond Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Low Duration Income Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: HIMZX Class C: PCMZX Class I: HIBIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 1.31%, Class C shares at NAV returned 0.56%, and Class I shares at NAV returned 1.56%. For the same period, the Low Duration Income Linked Benchmark returned -0.50%, and the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index returned 0.53%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	Most spread sectors outperformed U.S. Treasuries during the fiscal year ended September 30, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

⬛	The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.
⬛	As anticipated, the Federal Reserve (Fed) raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.00% to 1.25%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

⬛	Over the last 12 months, yields increased across the curve and the overall shape of the curve was unchanged as the shift in rates was parallel across most maturities.

What factors affected the Fund’s performance during its fiscal year?

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

⬛	Among fixed income sectors the Fund’s issue selection within asset-backed securities and corporate high quality securities were the largest positive contributors to performance for the fiscal year.

⬛	During the fiscal year, the Fund’s allocation to agency mortgage-backed securities detracted from performance, although the Fund’s underweight versus the benchmark was beneficial.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2017.
Mortgage-Backed Securities		33%
Asset-Backed Securities		28
Corporate Bonds and Notes		25
Financials	10%
Consumer Discretionary	3
Industrials	2
Total of all Others	10
Loan Agreements		6
U.S. Government Securities		5
Other (includes short-term investment)		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Low Duration Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years
Class A Shares at NAV[2]	1.31%	1.81%	3.54%
Class A Shares at POP[3,4]	-0.97	1.35	3.31
Class C Shares at NAV[2] and CDSC[4]	0.56	1.03	2.77
Class I Shares at NAV[2]	1.56	2.06	3.80
Bloomberg Barclays U.S. Aggregate Bond Index*	0.07	2.07	4.27
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index*	0.23	1.61	3.64
Low Duration Income Linked Benchmark*	-0.50	1.46	3.56
BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index*	0.53	1.26	2.77

Fund Expense Ratios5: Class A Shares: Gross 1.10%, Net 0.75%; Class C Shares: Gross 1.85%, Net 1.50%; Class I Shares: Gross 0.852%, Net 0.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% within the first year and 0% thereafter. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.
[5]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The Low Duration Income Linked Benchmark and BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index are appropriate broad-based indexes. The Fund is no longer using the Bloomberg Barclays U.S. Aggregate Bond Index or Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: NAMFX Class C: NCMFX Class I: VMFIX Class R6: VMFRX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of maximizing current income while preserving capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 5.64%, Class C shares returned 4.80%*, Class I shares returned 5.90%, and Class R6 shares returned 5.98%. For the fiscal year, the Bloomberg Barclays U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned 0.07%.

*	See footnote 7 on page 19

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	Most spread sectors outperformed U.S. Treasuries during the fiscal year ended September 30, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

⬛	The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.
⬛	As anticipated, the Federal Reserve (Fed) raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.00% to 1.25%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

⬛	Over the last 12 months, yields increased across the curve and the overall shape of the curve was unchanged as the shift in rates was parallel across most maturities.

What factors affected the Fund’s performance during its fiscal year?

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

⬛	Among fixed income sectors the Fund’s allocations to corporate high yield and emerging markets high yield, as well as issue selection within corporate high quality securities were the largest positive contributors to performance for the fiscal year.

⬛	During the fiscal year, the Fund’s allocation to agency mortgage-backed securities detracted from performance, although the Fund’s underweight versus the benchmark was beneficial. Also, issue selection within the bank loan allocation detracted during the period as a handful of credit-specific events impacted performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Corporate Bonds and Notes		54%
Energy	13%
Financials	12
Consumer Discretionary	7
Materials	5
All Other Corporate Bonds and Notes	17
Mortgage-Backed Securities		12
Foreign Government Securities		11
Loan Agreements		9
Asset-Backed Securities		5
Other (includes short-term investment)		9

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	5.64%	4.13%	5.80%	—		—
Class A Shares at POP[3,4]	1.68	3.34	5.40	—		—
Class C Shares at NAV[2,7] and with CDSC[4]	4.80	3.35	5.01	—		—
Class I Shares at NAV[2]	5.90	4.41	—	6.78%		10/1/09
Class R6 Shares at NAV[2]	5.98	—	—	4.41		11/12/14
Bloomberg Barclays U.S. Aggregate Bond Index	0.07	2.07	4.27	—	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 1.17%, Net 1.02%; Class C Shares: Gross 1.92%, Net 1.77%; Class I Shares: Gross 0.92%, Net 0.77%; Class R6 Shares: Gross 0.85%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returned 3.54% for Class I shares and 2.51% for Class R6 shares since the inception date of the respective share class.
[6]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Senior Floating Rate Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX Class R6: VRSFX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 4.28%, Class C shares returned 3.50%, Class I shares returned 4.54%, and Class R6 shares from November 3, 2016 (inception date) through September 30, 2017, returned 4.32%*. For the same period, the S&P/LSTA Leveraged Loan Index, which serves as the Fund’s broad-based and style-specific benchmark, returned 5.30%.

*	Returns less than one year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Bank loans generated solid returns over the 12 months ended September 30, 2017, with a total return of 5.30% as measured by the S&P/LSTA Leveraged Loan Index. However, the magnitude of returns declined over the year as the average price of the loan market approached par against a more balanced technical backdrop. The result was two monthly losses in the last four months of the fiscal year after eight consecutive monthly gains. The market value component of returns was more volatile over the last nine months, with all returns attributable to interest income over the last three quarters. Bank loans outperformed most other longer duration fixed income sectors due to the combination of credit spreads tightening and the increase in U.S. Treasury yields. However, bank loans underperformed sectors with higher relative volatility, such as high yield, as a result of the rally in commodity prices and increased call risk as loan prices approached par. That said, bank loans produced solid risk-adjusted total returns with about half the return volatility of high yield over the last 12 months.

⬛	Lower quality loans generally outperformed over the fiscal year given the strong credit rally, with CCC-rated, defaulted, second liens, and single B credit leading the way.

⬛	Within the S&P/LSTA Leveraged Loan Index, the top performing industries over the past year were energy (+18.51%), metals & mining (+17.68%), and radio (+7.67%). Underperformers were retail (-3.58%), cosmetics (+0.72%), and food & drug retailers (+0.97%).

⬛	Bank loan technical factors continued to moderate over the past 12 months due to ebbing retail fund flows and increasing net new issuance. Issuance of collateralized loan obligations (CLOs) was strong, averaging about $26 billion per quarter for the last 12 months. Mutual fund demand was brisk over the past year, with roughly $31 billion flowing into retail funds. However, this number masked a big slowdown in demand, particularly over the last two months, when the market experienced outflows as persistently low inflation led to less concern about interest rates. On the supply side, the size of the S&P/LSTA Leveraged Loan Index increased by $65 billion over the past year based on increased issuance and slowing repayments.

⬛	Broad-based fundamentals in the bank loan market remained strong. The lagging 12-month default rate inched down modestly to 1.53%, well below the historical average of 3.1%. Defaults in the retail sector picked up during the past year, with Toys “R” Us the most recent bankruptcy filing.

What factors affected the Fund’s performance during its fiscal year?

⬛	The positive return of the U.S. leveraged loan market contributed to the Fund’s positive return during the year ended September 30, 2017.

⬛	While the Fund’s benchmark is the S&P/LSTA Leveraged Loan Index, we use the Credit Suisse Leveraged Loan Index for sector-level attribution, because S&P does not report sector-level returns for the Fund’s benchmark. Relative to the Credit Suisse Leveraged Loan Index, the Fund’s allocation to and issue selection within the energy sector helped performance, as did an underweight to and issue selection within retail. The Fund’s underweight and issue selection within metals & mining hurt performance. Issue selection in utilities contributed positively to returns, while issue selection in service, wireless, and broadcasting detracted.

⬛	We generally maintained a higher quality bias in the Fund over the entire year, which detracted from returns.

⬛	The Fund’s out-of-index sector allocation to high yield made a positive contribution to performance as high yield outperformed loans over the past year. Remaining fully invested with modest leverage also helped performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Liquidity: Certain securities may be difficult to sell at a time and price beneficial to the fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Senior Floating Rate Fund (Continued)

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Loan Agreements		94%
Consumer Discretionary	25%
Industrials	13
Health Care	11
Materials	10
Information Technology	10
Telecommunication Services	7
All Other Loan Agreements	18
Corporate Bonds and Notes		5
Other		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception	Inception Date
Class A Shares at NAV[2]	4.28%	3.42%	4.80%	1/31/08
Class A Shares at POP[3,4]	1.41	2.84	4.50	1/31/08
Class C Shares at NAV[2] and with CDSC[4]	3.50	2.64	4.03	1/31/08
Class I Shares at NAV[2]	4.54	3.68	5.06	1/31/08
Class R6 Shares at NAV[2]	—	—	4.32	11/3/16
Bloomberg Barclays U.S. Aggregate Bond Index*	0.07	2.07	—[5]	—
S&P/LSTA Leveraged Loan Index*	5.30	4.09	—[6]	—

Fund Expense Ratios7: Class A Shares: Gross 1.08%, Net 1.02%; Class C Shares: Gross 1.83%, Net 1.77%; Class I Shares: Gross 0.83%, Net 0.77%; Class R6 Shares: Gross 0.77%, Net 0.71%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The Index returned 3.93% for Class A, Class C, and Class I shares, and 0.80% for Class R6 shares since the inception date of the respective share classes.
[6]	The Index returned 5.26% for Class A, Class C, and Class I shares, and 4.65% for Class R6 shares since the inception date of the respective share classes.
[7]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The S&P/LSTA Leveraged Loan Index is an appropriate broad-based index. The Fund is no longer using the Bloomberg Barclays U.S. Aggregate Bond Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. The performance of the other class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Tax-Exempt Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: HXBZX Class C: PXCZX Class I: HXBIX

Portfolio Manager Commentary by

Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of providing a high level of current income that is exempt from federal income tax. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 0.48%, Class C shares at NAV returned -0.18%, and Class I shares at NAV returned 0.73%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.07%, and the Tax-Exempt Bond Linked Benchmark, which is the Fund’s style-specific benchmark appropriate for comparison, returned 1.07%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	The municipal bond market experienced uneven performance over the fiscal year ended September 30, 2017. The market produced sharply negative returns in October and November of 2016, as political concerns surrounding the presidential election sent interest rates and the yields on lower rated municipal bonds higher. However, beginning in December 2016, the trends reversed and spreads continued to narrow throughout most of the fiscal year. This helped the market generate a return of 1.07% as measured by the BofA Merrill Lynch 1-22 Year US Municipal Securities Index.

⬛	For the fiscal year, shorter maturity bonds outperformed intermediate and longer maturity bonds, driven mostly by the very weak performance of longer duration securities in October and November of 2016. However, as rates and risk spreads began to decline in December 2016, longer maturity bonds produced the best relative performance. Additionally, lower quality outperformed higher quality for the entire fiscal year as investors were willing to take additional risk in their quest for yield. Below investment grade securities (excluding Puerto Rico bonds) generated the best relative performance among credit quality tiers for the fiscal year.

⬛	Positive technical conditions – a combination of manageable supply and good demand – had the most impact on performance in 2017. However, the technical conditions weakened somewhat as the end of the fiscal year approached. U.S. Treasury yields began to rise and tax-free interest rates followed as the markets anticipated the Federal Reserve (Fed) beginning to unwind its balance sheet and the higher probability of another Fed interest rate hike. The end of the summer also marked the end of the negative net supply period in the municipal market, which was highly supportive of market performance.

⬛	Given the compression of spreads between high quality and lower-rated municipal bonds, which is driven by yield-seeking investors, our focus is on higher quality investments. We do not believe in many cases that there is adequate compensation for assuming additional risk. Finally, with the wide variance in creditworthiness among issuers, we remain diligent in our rigorous credit reviews.

What factors affected the Fund’s performance during its fiscal year?

⬛	Relative performance benefited from exposure to bonds with shorter to intermediate durations, lower-rated securities (including bonds rated below investment grade), and current coupon securities.

⬛	The Fund’s performance was negatively impacted by the exposure to longer-term maturities, higher coupons, and better quality bonds.

⬛	Over the past 12 months, as risk premiums narrowed, the market’s best performers were bonds with shorter durations, current coupons, and lower credit quality. While still producing positive performance, bonds with longer maturities, premium coupons and higher credit quality performed relatively weaker for the year ended September 30, 2017.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
New York	12%
Texas	9
Florida	9
Illinois	8
Colorado	6
California	6
Arizona	5
Other (includes short-term investment)	45

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years
Class A Shares at NAV[2]	0.48%	2.12%	4.23%
Class A Shares at POP[3,4]	-2.29	1.55	3.94
Class C Shares at NAV[2] and CDSC[4]	-0.18	1.38	3.45
Class I Shares at NAV[2]	0.73	2.39	4.49
Bloomberg Barclays U.S. Aggregate Bond Index	0.07	2.07	4.27
Tax-Exempt Bond Linked Benchmark	1.07	2.73	4.36

Fund Expense Ratios5: Class A Shares: Gross 1.01%, Net 0.85%; Class C Shares: Gross 1.76%, Net 1.60%; Class I Shares: Gross 0.76%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007 for Class A, Class C, and Class I shares. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Low Volatility Equity Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VLVAX Class C: VLVCX Class I: VLVIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation with lower volatility than U.S. markets over a full market cycle. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 7.18%, Class C shares returned 6.23%*, and Class I shares returned 7.38%. For the same period, the CBOE S&P 500 Buywrite Index, a broad-based fixed equity index returned 12.84%, and the S&P 500® Index, the Fund’s style-specific benchmark appropriate for comparison, returned 18.61%.

*	See footnote 7 on page 26.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The 12 months ended September 30, 2017, stand as a textbook example of a bull market for U.S. large-cap equities. The total return for the S&P 500® Index over the time period was over 18% – more than double the historical average – and volatility was about half the historical average.

⬛	The U.S. stock market has shown an uncanny ability to shrug off or ignore potential catalysts for selling. The market has absorbed, in no particular order, several devastating hurricanes, an extremely tense domestic political environment, a series of legislative stalemates, and the outright threat of nuclear war. In our historical research, and in our practical experience, we find that there is a self-reinforcing mechanism that tends to perpetuate risk states. In stressed market environments, relatively mundane events can contribute to an overall sense of unease, leading to a continuing cascade of selling and reducing risk, which can become a self-perpetuating cycle. Similarly, in a low volatility environment, market reactions to otherwise serious events can become muted. In the current market, however, the weekly (if not daily) drip of potentially market-moving events has largely been ignored.

⬛	There are numerous theories that seek to explain the strength and resilience of the current bull market – which is currently older than most third-grade students. Our belief is that the forthcoming activity by the Federal Reserve (Fed) has the potential to shape the stock market landscape for years to come, making it a more important factor than others such as the political climate. The track record of bull markets during rising interest rate environments is not a good one. While rising rates are neither a necessary nor sufficient factor for a bear market, it is one more hurdle for an aging bull market to clear.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund (Class I) trailed the CBOE S&P 500 BuyWrite Index by 5.46%, gaining 7.38% versus 12.84% for the index. This relative underperformance was driven by a combination of equity allocations and options trades.

⬛	The equity portion of the Fund is driven by medium-term price momentum. Momentum in any security or sector (other than technology) has been difficult to identify over the past few years. For example, in the second quarter of 2017, the Fund shifted out of a portfolio of low volatility stocks in favor of a broad large-cap equity portfolio. This was in response to significant price momentum identified in large-cap stocks relative to low volatility stocks during April and May. Unfortunately, as we have seen on several occasions over the past several years, this momentum did not persist once the reallocation was made. Eventually, this positioning was reversed, and the low volatility portfolio was re-implemented. Overall, the unsuccessful timing of this activity cost the Fund performance.

⬛	In addition, certain options trades made by the Fund led to underperformance. On the one hand, some of the losses in the options portfolio are expected. The Fund systematically buys call options linked to the Chicago Board Options Exchange (CBOE) Volatility Index (VIX®) as a protective measure. These call options are profitable if there are large upward moves in the VIX® – typically associated with large market declines. The fact that the market was largely placid and upward-trending meant that for the most part these protective calls were not necessary, and that the cost was sunk.

⬛	In order to raise cash premium, the Fund also sells call options linked to the S&P 500® Index. To the extent that the index performance is relatively muted, these call options can expire with zero value, allowing the Fund to retain all of the upfront premium earned. In certain cases, as in a low volatility bull market, the daily accumulation of small index gains can lead to a loss on one of these call options. Given the characteristics of the stock market during the fiscal year, a handful of these short call options ended up costing the Fund performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Call Options: Selling call options may limit a fund’s opportunity to profit from the increase in price of its underlying portfolio. Buying call options risks the loss of the premium paid for those options.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Exchange Traded Funds	100%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Rampart Low Volatility Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	7.18%	5.83%		6/11/13
Class A Shares at POP[3,4]	1.02	4.38		6/11/13
Class C Shares at NAV[2],7 and with CDSC[4]	6.23	5.00		6/11/13
Class I Shares at NAV[2]	7.38	6.08		6/11/13
CBOE S&P 500 Buywrite Index	12.84	8.08	[5]	—
S&P 500® Index	18.61	13.05	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 3.16%, Net 1.75%; Class C Shares: Gross 3.91%, Net 2.50%; Class I Shares: Gross 2.91%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on June 11, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS HORIZON WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.7%

Consumer Discretionary—33.1%
Amazon.com, Inc.(2)	406	$390
AMC Networks, Inc. Class A(2)	6,720	393
American Eagle Outfitters, Inc.	28,486	407
AutoNation, Inc.(2)	8,421	400
Buckle, Inc. (The)	24,981	421
Carnival Corp.	6,112	395
CBS Corp. Class B	6,671	387
Choice Hotels International, Inc.	6,326	404
Columbia Sportswear Co.	6,732	415
Comcast Corp. Class A	10,513	405
Dick’s Sporting Goods, Inc.	14,824	400
Dillard’s, Inc. Class A	7,096	398
Discovery Communications, Inc. Class C(2)	19,642	398
DISH Network Corp. Class A(2)	7,353	399
DSW, Inc. Class A	19,534	420
Expedia, Inc.	2,755	397
Gap, Inc. (The)	14,063	415
Garmin Ltd.	7,543	407
Horton (D.R.), Inc.	10,624	424
Hyatt Hotels Corp. Class A(2)	6,456	399
International Speedway Corp. Class A	11,387	410
L Brands, Inc.	10,578	440
Lands’ End, Inc.(2)	33,536	443
Las Vegas Sands Corp.	6,192	397
Lennar Corp. Class A	7,804	412
Liberty Braves Group Class C(2)	15,612	394
Liberty Broadband Corp. Class C(2)	4,066	387
Liberty Expedia Holdings, Inc. Class A(2)	7,432	395
Liberty Global plc Class C(2)	12,062	394
Liberty Global plc Class C(2)	16,665	388
Liberty Interactive Corp. Class A(2)	16,984	400
Liberty Media Corp. Class C(2)	10,275	391
Liberty Sirius XM Group Class C(2)	9,346	391
Liberty TripAdvisor Holdings, Inc. Class A(2)	28,526	352
Liberty Ventures Class A(2)	6,889	396
Lions Gate Entertainment Corp. Class B(2)	12,866	409
Madison Square Garden Co. (The) Class A(2)	1,836	393
Marriott International, Inc. Class A	3,662	404
Marriott Vacations Worldwide Corp.	3,453	430
Mohawk Industries, Inc.(2)	1,539	381
MSG Networks, Inc. Class A(2)	19,124	405
News Corp. Class A	29,936	397
NIKE, Inc. Class B	7,353	381
Nordstrom, Inc.	8,526	402
Papa John’s International, Inc.	5,403	395
Penn National Gaming, Inc.(2)	17,268	404
Penske Automotive Group, Inc.	8,757	417
Ralph Lauren Corp.	4,412	390
Restaurant Brands International, Inc.	6,010	384
Sears Holdings Corp.(2)	54,609	399
Sears Hometown and Outlet Stores, Inc.(2)	175,094	446
Starbucks Corp.	7,142	384
Tesla, Inc.(2)	1,052	359
Twenty-First Century Fox, Inc. Class A	14,653	387
Under Armour, Inc. Class C(2)	25,820	388
Urban Outfitters, Inc.(2)	16,849	403
Viacom, Inc. Class B	14,198	395
Weight Watchers International, Inc.(2)	9,160	399
Wendy’s Co. (The)	25,495	396
Wynn Resorts Ltd.	2,700	402

		24,014

	SHARES	VALUE
Consumer Staples—5.4%
Boston Beer Co., Inc. (The) Class A(2)	2,580	$403
Brown-Forman Corp. Class B	7,248	393
Estee Lauder Cos., Inc. (The) Class A	3,569	385
HRG Group, Inc.(2)	25,824	403
Kraft Heinz Co.(The)	4,935	383
Lancaster Colony Corp.	3,335	401
Monster Beverage Corp.(2)	7,042	389
Nomad Foods Ltd.(2)	26,244	382
PriceSmart, Inc.	4,459	398
Tootsie Roll Industries, Inc.	10,532	400

		3,937

Energy—5.2%
Cheniere Energy, Inc.(2)	8,960	404
Continental Resources, Inc.(2)	10,408	402
CVR Energy, Inc.	16,329	423
Exterran Corp.(2)	12,947	409
Hess Corp.	9,062	425
Par Pacific Holdings, Inc.(2)	19,806	412
RPC, Inc.	17,082	423
Transocean Ltd.(2)	40,313	434
W&T Offshore, Inc.(2)	148,643	453

		3,785

Financials—13.4%
American Financial Group, Inc.	3,843	398
AmTrust Financial Services, Inc.	30,516	411
Berkley (W.R.) Corp.	6,033	403
Berkshire Hathaway, Inc. Class B(2)	2,141	392
BOK Financial Corp.	4,658	415
Brown & Brown, Inc.	8,319	401
Charles Schwab Corp. (The)	9,452	413
Cohen & Steers, Inc.	10,005	395
Erie Indemnity Co. Class A	3,292	397
First Citizens BancShares, Inc. Class A	1,114	416
Franklin Resources, Inc.	9,158	408
Greenlight Capital Re Ltd. Class A(2)	18,916	410
Hilltop Holdings, Inc.	15,767	410
Leucadia National Corp.	16,164	408
Loews Corp.	8,234	394
Mercury General Corp.	6,927	393
Morningstar, Inc.	4,722	401
National General Holdings Corp.	22,038	421
Ocwen Financial Corp.(2)	126,975	437
PJT Partners, Inc. Class A	10,546	404
Raymond James Financial, Inc.	4,783	403
Third Point Reinsurance Ltd.(2)	27,320	426
Virtu Financial, Inc.	22,684	367
WisdomTree Investments, Inc.	43,676	445

		9,768

Health Care—4.9%
Akorn, Inc.(2)	11,869	394
AquaBounty Technologies, Inc.(2)	50,963	361
Bruker Corp.	13,247	394
Danaher Corp.	4,552	390
Halozyme Therapeutics, Inc.(2)	23,607	410
Insys Therapeutics, Inc.(2)	44,207	393
Intrexon Corp.(2)	20,844	396
NantKwest, Inc.(2)	69,698	382
OPKO Health, Inc.(2)	62,173	427

		3,547

See Notes to Financial Statements

VIRTUS HORIZON WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Industrials—11.8%
Air Lease Corp.	9,561	$408
American Railcar Industries, Inc.	10,680	412
Cintas Corp.	2,882	416
Colfax Corp.(2)	9,413	392
Covanta Holding Corp.	27,344	406
FedEx Corp.	1,788	403
Fortive Corp.	5,605	397
Heartland Express, Inc.	17,140	430
Herc Holdings, Inc.(2)	8,494	417
Hertz Global Holdings, Inc.(2)	17,460	390
Manitowoc Co., Inc. (The)(2)	47,865	431
MasTec, Inc.(2)	8,670	402
MSC Industrial Direct Co., Inc. Class A	5,379	407
Navistar International Corp.(2)	9,634	425
Rollins, Inc.	8,867	409
Seaspan Corp.	55,022	390
Timken Co. (The)	8,113	394
W.W. Grainger, Inc.	2,248	404
Welbilt, Inc.(2)	17,289	399
Werner Enterprises, Inc.	11,148	407
XPO Logistics, Inc.(2)	6,229	422

		8,561

Information Technology—11.6%
Alphabet, Inc. Class C(2)	421	404
Amkor Technology, Inc.(2)	40,149	424
Anixter International, Inc.(2)	4,960	422
CommerceHub, Inc. Class C(2)	17,935	383
Conduent, Inc.(2)	25,297	396
eBay, Inc.(2)	10,218	393
EchoStar Corp. Class A(2)	6,797	389
Facebook, Inc. Class A(2)	2,288	391
IAC/InterActiveCorp(2)	3,420	402
Intuit, Inc.	2,716	386
National Instruments Corp.	9,620	406
Oracle Corp.	8,212	397
Paychex, Inc.	6,729	403
PayPal Holdings, Inc.(2)	6,086	390
Pegasystems, Inc.	6,851	395
RealPage, Inc.(2)	9,989	398
salesforce.com, Inc.(2)	4,136	386
SS&C Technologies Holdings, Inc.	10,236	411
Syntel, Inc.	21,299	418
TeleTech Holdings, Inc.	10,126	423
Xerox Corp.	11,979	399

		8,416

Materials—5.5%
Freeport-McMoRan, Inc.(2)	27,740	389
Huntsman Corp.	14,188	389
LyondellBasell Industries N.V. Class A	4,095	406
NewMarket Corp.	922	393
Novagold Resources, Inc.(2)	97,346	401
Platform Specialty Products Corp.(2)	34,291	382
Scotts Miracle-Gro Co. (The)	4,062	395
Silgan Holdings, Inc.	13,529	398
TimkenSteel Corp.(2)	24,526	405
Westlake Chemical Corp.	4,851	403

		3,961

	SHARES	VALUE
Real Estate—8.8%
Altisource Portfolio Solutions SA(2)	15,705	$406
American Homes 4 Rent Class A	17,900	389
Boston Properties, Inc.	3,260	401
Colony Northstar, Inc. Class A	30,425	382
Equity LifeStyle Properties, Inc.	4,487	382
Equity Residential	5,900	389
Gaming and Leisure Properties, Inc.	10,549	389
Host Hotels & Resorts, Inc.	21,311	394
Howard Hughes Corp. (The)(2)	3,426	404
JBG SMITH Properties(2)	12,207	418
Marcus & Millichap, Inc.(2)	15,835	427
Seritage Growth Properties Class A	8,592	396
Simon Property Group, Inc.	2,463	397
Taubman Centers, Inc.	7,955	395
Urban Edge Properties	16,475	397
Vornado Realty Trust	5,332	410

		6,376
TOTAL COMMON STOCKS (Identified Cost $54,516)		72,365
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified Cost $54,516)		72,365

SHORT-TERM INVESTMENT—0.1%

Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	84,017	84
TOTAL SHORT-TERM INVESTMENT (Identified Cost $84)		84
TOTAL INVESTMENTS—99.8% (Identified Cost $54,600)		72,449	(1)
Other assets and liabilities, net—0.2%		149

NET ASSETS—100.0%		$72,598

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$72,449	$72,449

Total Investments	$72,449	$72,449

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2017.

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—6.4%
U.S. Treasury Bond 2.500%, 2/15/46	$3,193	$2,968
U.S. Treasury Note
1.125%, 2/28/19	1,100	1,095
1.625%, 2/15/26	685	651
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $4,716)		4,714

MUNICIPAL BONDS—2.5%

California—1.1%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	520	814

Georgia—0.4%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	255	256

New York—1.0%
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	640	734
TOTAL MUNICIPAL BONDS (Identified Cost $1,816)		1,804

FOREIGN GOVERNMENT SECURITIES—2.2%
Argentine Republic
7.500%, 4/22/26	155	174
7.625%, 4/22/46	150	167
Dominican Republic 144A 6.600%, 1/28/24(3)	135	152
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	200	204
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	200	213
Republic of Indonesia 144A 4.350%, 1/8/27(3)	200	212
Republic of South Africa
4.665%, 1/17/24	100	102
4.300%, 10/12/28	200	188
Sultanate of Oman 144A 4.750%, 6/15/26(3)	200	198
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $1,527)		1,610

MORTGAGE-BACKED SECURITIES—19.2%

Agency—7.8%
FHLMC
5.000%, 12/1/35	25	28
4.000%, 2/1/45	348	366
3.500%, 3/1/45	291	301
3.500%, 4/1/46	341	352
FNMA
5.000%, 4/1/20	31	32
5.000%, 8/1/21	4	4
6.000%, 5/1/29	22	25
6.500%, 5/1/30	1	1
7.000%, 7/1/31	7	8
5.500%, 4/1/36	26	29

	PAR VALUE	VALUE
Agency—continued
5.500%, 9/1/36	$129	$144
6.000%, 9/1/37	20	24
6.000%, 8/1/38	11	12
6.000%, 8/1/38	156	182
5.000%, 6/1/39	460	511
5.000%, 9/1/39	126	140
5.500%, 9/1/39	272	302
4.500%, 9/1/40	194	213
3.500%, 12/1/42	249	257
4.000%, 9/1/44	87	92
3.500%, 8/1/45	516	533
3.500%, 1/1/46	127	131
4.000%, 1/1/46	212	224
3.500%, 6/1/46	220	227
3.000%, 12/1/46	360	361
3.500%, 1/1/47	547	564
4.000%, 4/1/47	106	112
3.500%, 7/1/47	173	179
3.500%, 7/1/47	69	71
4.000%, 7/1/47	81	85
4.000%, 8/1/47	168	177
GNMA 6.500%, 9/15/28	26	29

		5,716

Non-Agency—11.4%
American Homes 4 Rent Trust
14-SFR2, C 144A, 4.705%, 10/17/36(3)	195	210
15-SFR2, C 144A, 4.691%, 10/17/45(3)	125	135
15-SFR1, A 144A, 3.467%, 4/17/52(3)	215	222
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 03-AR3, M4 , (5.850% minus 1 month LIBOR) 4.286%, 6/25/33(2)	130	129
AMSR Trust 16-SFR1, C 144A , (1 month LIBOR + 2.250%) 3.484%, 11/17/33(2)(3)	100	102
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	325	333
Banc of America Funding Trust
04-B, 2A1, 3.639%, 11/20/34(2)	75	76
05-1, 1A1, 5.500%, 2/25/35	75	76
Banc of America Mortgage Trust 05-3, 1A15 5.500%, 4/25/35	56	56
Bank of America (Countrywide) Asset-Backed Certificates 05-1, AF5A 5.090%, 7/25/35(2)	216	223
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 3.575%, 5/25/34(2)	202	202
Bayview Opportunity Master Fund IVa Trust
16-SPL1, B1 144A, 4.250%, 4/28/55(3)	160	165
17-SLP5, B1 144A, 4.000%, 6/28/57(2)(3)	100	105
17-SPL1, B1 144A, 4.250%, 10/28/64(2)(3)	114	119

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Bayview Opportunity Master Fund IVb Trust
16-SPL2, B1 144A, 4.250%, 6/28/53(2)(3)	$100	$103
17-SPL3, B1 144A, 4.250%, 11/28/53(2)(3)	145	152
Colony Starwood Homes Trust 16-2A, C 144A , (1 month LIBOR + 2.150%) 3.384%, 12/17/33(2)(3)	195	195
COLT Mortgage Loan Trust 16-1, A2 144A 3.500%, 5/25/46(3)	97	97
COLT Mortgage Loan Trust Funding LLC 17-1, A3 144A 3.074%, 5/27/47(2)(3)	85	86
Credit Suisse Commercial Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	59	56
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(2)(3)	123	125
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	56	57
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	138	124
Jefferies Resecuritization Trust 14-R1, 1A1 144A 4.000%, 12/27/37(3)	21	21
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	152	159
JPMorgan Chase Commercial Mortgage Securities Trust 14-C22, A4 3.801%, 9/15/47	195	205
JPMorgan Chase Mortgage Trust
04-A4, 2A1, 3.464%, 9/25/34(2)	156	159
14-1, 1A1 144A, 4.000%, 1/25/44(2)(3)	84	87
16-1, M2 144A, 3.750%, 4/25/45(2)(3)	122	124
16-2, M2 144A, 3.750%, 12/25/45(2)(3)	162	164
16-5, A1 144A, 2.609%, 12/25/46(2)(3)	154	154
17-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	143	142
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	99	102
Morgan Stanley – Bank of America (Merrill Lynch) Trust
13-C13, AS, 4.266%, 11/15/46	360	382
15-C22, AS, 3.561%, 4/15/48	310	315
Morgan Stanley Capital I Trust 08-T29, A4 6.498%, 1/11/43(2)	298	300
New Residential Mortgage Loan Trust
14-1A, A 144A, 3.750%, 1/25/54(2)(3)	129	133
15-2A, A1 144A, 3.750%, 8/25/55(2)(3)	156	161
16-1A, A1 144A, 3.750%, 3/25/56(2)(3)	128	132
16-4A, B1A 144A, 4.500%, 11/25/56(2)(3)	174	187
NovaStar Mortgage Funding Trust Series 04-4, M5 , (1 month LIBOR + 1.725%) 2.962%, 3/25/35(2)	185	185

	PAR VALUE	VALUE
Non-Agency—continued
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(3)	$150	$156
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	124	127
Sequoia Mortgage Trust 13-8, B1 3.533%, 6/25/43(2)	108	109
Towd Point Mortgage Trust
15-1, A2 144A, 3.250%, 10/25/53(2)(3)	150	152
16-1, A1B 144A, 2.750%, 2/25/55(2)(3)	142	142
15-5, A2 144A, 3.500%, 5/25/55(2)(3)	220	226
15-1, 1M1 144A, 3.250%, 11/25/60(2)(3)	445	453
Tricon American Homes Trust 17-SFR1, A 144A 2.716%, 9/17/34(3)	100	100
Vericrest Opportunity Loan Trust LLC
15-NPL4, A1 144A, 3.500%, 2/25/55(2)(3)	62	62
17-NPL7, A1 144A, 3.250%, 4/25/59(2)(3)	84	84
Verus Securitization Trust 17-2A, A1 144A 2.485%, 7/25/47(2)(3)	209	209
Wells Fargo Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	300	302

		8,382
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $13,812)		14,098

ASSET-BACKED SECURITIES—7.5%
American Credit Acceptance Receivables Trust 17-2, C 144A 2.860%, 6/12/23(3)	185	185
AmeriCredit Automobile Receivables Trust 14-1, D 2.540%, 6/8/20	235	236
Avis Budget Rental Car Funding LLC
(AESOP) 12-3A, A 144A, 2.100%, 3/20/19(3)	375	375
(AESOP) 16-1A, A 144A, 2.990%, 6/20/22(3)	200	202
CarMax Auto Owner Trust 15-2, C 2.390%, 3/15/21	235	236
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	170	168
DB Master Finance LLC 17-1A, A2I 144A 3.629%, 11/20/47(3)	185	185
Drive Auto Receivables Trust
15-DA, C 144A, 3.380%, 11/15/21(3)	239	241
17-2, C, 2.750%, 9/15/23	220	220
Drug Royalty II LP 2 14-1, A2 144A 3.484%, 7/15/23(3)	110	110
DT Auto Owner Trust 16-4A, C 144A 2.740%, 10/17/22(3)	235	235
Exeter Automobile Receivables Trust
13-1A, C 144A, 3.520%, 2/15/19(3)	34	34
15-2A, C 144A, 3.900%, 3/15/21(3)	255	259
Flagship Credit Auto Trust 17-3, C 144A 2.910%, 9/15/23(3)	220	220

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Foursight Capital Automobile Receivables Trust 17-1, B 144A 3.050%, 12/15/22(3)	$175	$175
GLS Auto Receivables Trust 17-1A, B 144A 2.980%, 12/15/21(3)	220	220
Laurel Road Prime Student Loan Trust 17-B, A2FX 144A 2.770%, 8/25/42(3)	220	220
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(3)	185	186
Murray Hill Marketplace Trust 16-LC1, A 144A 4.190%, 11/25/22(3)	76	76
MVW Owner Trust 17-1A, A 144A 2.420%, 12/20/34(3)	218	218
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A , (1 month LIBOR + 1.750%) 2.984%, 9/27/21(2)(3)	310	311
Orange Lake Timeshare Trust 12-AA, A 144A 3.450%, 3/10/27(3)	25	25
Prestige Auto Receivables Trust 17-1A, C 144A 2.810%, 1/17/23(3)	220	221
Prosper Marketplace Issuance Trust 17-2A, B 144A 3.480%, 9/15/23(3)	185	185
Sierra Timeshare Receivables Funding LLC
12-3A, A 144A, 1.870%, 8/20/29(3)	56	56
13-1A, A 144A, 1.590%, 11/20/29(3)	41	41
SoFi Professional Loan Program LLC 15-A, A2 144A 2.420%, 3/25/30(3)	63	63
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(3)	184	187
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	194	194
Westlake Automobile Receivables Trust 17-2A, C 144A 2.590%, 12/15/22(3)	220	219
TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,497)		5,503

CORPORATE BONDS AND NOTES—50.1%

Consumer Discretionary—4.9%
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(4)	98	131
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	75	81
CalAtlantic Group, Inc. 5.250%, 6/1/26	150	155
Charter Communications Operating LLC 4.908%, 7/23/25	185	198
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	155	158
Discovery Communications LLC 3.950%, 3/20/28	175	175
Eldorado Resorts, Inc. 6.000%, 4/1/25	75	79
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	60	63
Horton (D.R.), Inc. 4.750%, 2/15/23	220	238
Lear Corp. 3.800%, 9/15/27	220	219

	PAR VALUE	VALUE
Consumer Discretionary—continued
MDC Holdings, Inc. 5.500%, 1/15/24	$180	$194
Priceline Group, Inc. (The) 3.650%, 3/15/25	195	201
QVC, Inc. 4.375%, 3/15/23	265	275
Scientific Games International, Inc. 6.625%, 5/15/21	95	97
SFR Group S.A. 144A 7.375%, 5/1/26(3)	200	215
Signet UK Finance plc 4.700%, 6/15/24	210	208
Sirius XM Radio, Inc. 144A 5.000%, 8/1/27(3)	145	148
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	80	85
TRI Pointe Group, Inc. 5.875%, 6/15/24	175	187
Vista Outdoor, Inc. 5.875%, 10/1/23	150	154
Wyndham Worldwide Corp.
5.100%, 10/1/25	245	257
4.500%, 4/1/27	50	50

		3,568

Consumer Staples—1.9%
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	185	191
BAT Capital Corp. 144A 3.222%, 8/15/24(3)	220	220
CVS Health Corp. 2.875%, 6/1/26	255	246
Flowers Foods, Inc. 4.375%, 4/1/22	275	292
Kraft Heinz Foods Co. (The) 3.000%, 6/1/26	180	173
Safeway, Inc. 7.250%, 2/1/31	115	99
Smithfield Foods, Inc.
144A, 2.650%, 10/3/21(3)	7	7
144A, 4.250%, 2/1/27(3)	49	51
Tops Holding LLC 144A 8.000%, 6/15/22(3)	155	103

		1,382

Energy—3.9%
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(3)	75	81
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	110	118
Crestwood Midstream Partners LP 5.750%, 4/1/25	125	128
Enbridge Energy Partners LP
4.375%, 10/15/20	30	32
5.875%, 10/15/25	145	165
Energy Transfer Partners LP 4.200%, 4/15/27	185	187
EP Energy LLC 144A 8.000%, 11/29/24(3)	75	76
FTS International, Inc. 6.250%, 5/1/22	60	55

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	$115	$122
HollyFrontier Corp. 5.875%, 4/1/26	190	207
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	245	307
MPLX LP 4.875%, 12/1/24	255	275
NGL Energy Partners LP 5.125%, 7/15/19	155	155
NuStar Logistics LP 5.625%, 4/28/27	60	63
Oasis Petroleum, Inc. 6.875%, 1/15/23	70	71
Petrobras Global Finance BV
144A, 5.299%, 1/27/25(3)	61	61
7.375%, 1/17/27	240	264
Petroleos Mexicanos
6.875%, 8/4/26	170	193
144A, 6.500%, 3/13/27(3)	110	122
Sabine Pass Liquefaction LLC
6.250%, 3/15/22	140	158
4.200%, 3/15/28	35	35

		2,875

Financials—18.2%
AerCap Ireland Capital Ltd. 3.950%, 2/1/22	200	208
Allstate Corp. (The) 5.750%, 8/15/53(6)	180	198
Ally Financial, Inc. 5.750%, 11/20/25	120	130
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	190	194
Ares Capital Corp.
4.875%, 11/30/18	26	27
3.875%, 1/15/20	71	73
3.500%, 2/10/23	75	74
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	270	259
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)	175	193
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	275	292
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	185	209
Banco Santander Chile 144A 3.875%, 9/20/22(3)	215	226
Bancolombia S.A. 5.125%, 9/11/22	260	276
Bank of America Corp.
2.000%, 1/11/18	150	150
5.625%, 7/1/20	235	256
4.200%, 8/26/24	338	355
Brookfield Finance LLC 4.000%, 4/1/24	232	240
Capital One Financial Corp.
4.200%, 10/29/25	180	185
3.750%, 7/28/26	200	198

	PAR VALUE	VALUE

Financials—continued
Citigroup, Inc. 3.200%, 10/21/26	$330	$325
Compass Bank 3.875%, 4/10/25	250	249
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	290	293
Discover Financial Services 3.950%, 11/6/24	190	194
Ford Motor Credit Co., LLC 5.750%, 2/1/21	235	258
FS Investment Corp.
4.250%, 1/15/20	165	169
4.750%, 5/15/22	40	42
General Motors Financial Co., Inc.
4.200%, 3/1/21	90	94
3.450%, 4/10/22	30	31
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	500	561
ING Groep N.V. 6.000%(5)(6)	200	206
iStar, Inc.
6.000%, 4/1/22	65	67
5.250%, 9/15/22	50	51
Jefferies Group LLC
5.125%, 1/20/23	85	93
4.850%, 1/15/27	100	105
JPMorgan Chase & Co. 3.300%, 4/1/26	365	366
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	215	240
Kimco Realty Corp. 3.300%, 2/1/25	225	225
Leucadia National Corp. 5.500%, 10/18/23	150	160
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	245	262
Lincoln National Corp. 4.200%, 3/15/22	250	264
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	210	235
Manulife Financial Corp. 4.150%, 3/4/26	215	229
Morgan Stanley
4.100%, 5/22/23	155	162
3.125%, 7/27/26	365	358
6.375%, 7/24/42	435	590
Navient Corp.
7.250%, 9/25/23	40	43
6.750%, 6/25/25	110	114
Nordea Bank AB 144A 2.125%, 5/29/20(3)	200	200
OM Asset Management plc 4.800%, 7/27/26	200	206
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(3)(7)	255	274
Prudential Financial, Inc.
5.875%, 9/15/42	75	83
5.625%, 6/15/43	160	174
S&P Global, Inc. 4.000%, 6/15/25	195	205

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Santander Holdings USA, Inc.
144A, 3.700%, 3/28/22(3)	$185	$188
144A, 4.400%, 7/13/27(3)	70	71
SBA Tower Trust 144A 2.877%, 7/9/21(3)	320	324
Societe Generale S.A. 144A 4.750%, 11/24/25(3)	200	212
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	200	203
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	160	162
Trinity Acquisition plc
3.500%, 9/15/21	15	15
4.400%, 3/15/26	80	85
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	200	203
UBS AG 7.625%, 8/17/22	500	589
Wells Fargo & Co.
3.069%, 1/24/23	95	97
5.900%, 12/29/49	255	278

		13,298

Health Care—3.5%
Abbott Laboratories
3.400%, 11/30/23	40	41
3.750%, 11/30/26	215	220
AbbVie, Inc.
2.850%, 5/14/23	135	136
3.600%, 5/14/25	65	67
3.200%, 5/14/26	110	110
Becton Dickinson & Co.
3.363%, 6/6/24	38	38
3.700%, 6/6/27	225	227
Cardinal Health, Inc.
3.200%, 3/15/23	130	132
3.079%, 6/15/24	10	10
3.410%, 6/15/27	75	75
Community Health Systems, Inc. 6.250%, 3/31/23	95	94
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(12)	20	21
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	35	38
Forest Laboratories LLC 144A 4.875%, 2/15/21(3)	75	81
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	35	37
HCA, Inc. 5.375%, 2/1/25	80	84
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	90	94
Mylan NV
3.000%, 12/15/18	55	56
3.150%, 6/15/21	55	56
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	120	118
Owens & Minor, Inc. 3.875%, 9/15/21	35	36
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	80	80

	PAR VALUE	VALUE
Health Care—continued
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	$120	$126
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(3)	90	85
Tenet Healthcare Corp.
4.500%, 4/1/21	85	87
144A, 7.500%, 1/1/22(3)	5	5
144A, 4.625%, 7/15/24(3)	75	74
Valeant Pharmaceuticals International, Inc.
144A, 7.500%, 7/15/21(3)	25	25
144A, 6.500%, 3/15/22(3)	10	11
144A, 5.500%, 3/1/23(3)	50	44
144A, 7.000%, 3/15/24(3)	20	21
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	255	257

		2,586

Industrials—2.0%
Carpenter Technology Corp. 4.450%, 3/1/23	250	255
CNH Industrial N.V. 4.500%, 8/15/23	153	162
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/23(3)	156	164
GATX Corp. 3.250%, 9/15/26	35	35
Masco Corp.
5.950%, 3/15/22	84	95
4.450%, 4/1/25	55	59
Owens Corning 3.400%, 8/15/26	200	197
Penske Truck Leasing Co., LP 144A 3.375%, 2/1/22(3)	75	77
Pitney Bowes, Inc. 3.875%, 5/15/22	176	173
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	75	83
TransDigm, Inc.
6.000%, 7/15/22	115	119
6.500%, 5/15/25	45	46

		1,465

Information Technology—2.5%
Apple, Inc. 2.900%, 9/12/27	305	302
Arrow Electronics, Inc. 3.875%, 1/12/28	185	185
Broadcom Corp.
144A, 3.000%, 1/15/22(3)	80	81
144A, 3.625%, 1/15/24(3)	145	149
Dell International LLC
144A, 6.020%, 6/15/26(3)	40	45
144A, 8.100%, 7/15/36(3)	85	106
First Data Corp. 144A 5.000%, 1/15/24(3)	230	239
Flex Ltd. 4.750%, 6/15/25	200	216
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	120	127
Verisk Analytics, Inc. 4.000%, 6/15/25	190	199

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
VMware, Inc.
2.950%, 8/21/22	$94	$94
3.900%, 8/21/27	100	101

		1,844

Materials—4.6%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	310	330
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	200	198
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(6)	200	235
CRH America Finance, Inc. 144A 3.400%, 5/9/27(3)	200	201
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	185	186
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	200	208
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	375	388
NewMarket Corp. 4.100%, 12/15/22	288	299
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	80	81
144A, 5.000%, 5/1/25(3)	100	101
OCP SA 144A 5.625%, 4/25/24(3)	200	215
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	200	203
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(7)	220	225
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	145	158
Valvoline, Inc. 144A 4.375%, 8/15/25(3)	155	158
Vulcan Materials Co. 3.900%, 4/1/27	185	189

		3,375

Real Estate—4.2%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	120	123
Brixmor Operating Partnership LP 3.875%, 8/15/22	55	57
Corporate Office Properties LP 3.600%, 5/15/23	265	266
Digital Realty Trust LP 5.250%, 3/15/21	165	179
Education Realty Operating Partnership LP 4.600%, 12/1/24	205	211
EPR Properties 4.750%, 12/15/26	245	253
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	125	126
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	190	189
Hospitality Properties Trust 4.950%, 2/15/27	220	230
Kilroy Realty LP 4.375%, 10/1/25	190	200

	PAR VALUE	VALUE
Real Estate—continued
LifeStorage LP 3.500%, 7/1/26	$125	$120
MPT Operating Partnership LP
6.375%, 3/1/24	20	22
5.500%, 5/1/24	90	94
5.000%, 10/15/27	85	87
National Retail Properties, Inc. 4.000%, 11/15/25	60	62
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	155	150
Select Income REIT 4.500%, 2/1/25	190	192
Uniti Group, Inc. 144A 7.125%, 12/15/24(3)	150	127
Welltower, Inc. 4.000%, 6/1/25	200	208
WP Carey, Inc. 4.600%, 4/1/24	160	168

		3,064

Telecommunication Services—2.1%
AT&T, Inc.
3.875%, 8/15/21	425	445
3.900%, 8/14/27	155	155
Frontier Communications Corp. 10.500%, 9/15/22	145	126
Qwest Corp. 7.250%, 9/15/25	150	166
Telefonica Emisiones SAU 4.570%, 4/27/23	225	246
Verizon Communications, Inc.
2.946%, 3/15/22	220	224
4.125%, 3/16/27	180	188

		1,550

Utilities—2.3%
Dominion Energy, Inc. 2.962%, 7/1/19	20	20
Duke Energy Corp. 2.650%, 9/1/26	205	196
Dynegy, Inc. 7.375%, 11/1/22	165	172
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200	207
Exelon Corp. 3.497%, 6/1/22	255	263
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	210	222
Southern Power Co. 4.150%, 12/1/25	230	242
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(3)	200	214
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)	145	151

		1,687
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $35,567)		36,694

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—3.9%

Consumer Discretionary—0.9%
Caesars Entertainment Resort Properties LLC Tranche B, First Lien , (1 month LIBOR + 3.500%) 4.735%, 10/11/20	$153	$153
Caesars Growth Properties Holdings LLC 2017, First Lien , (1 month LIBOR + 3.000%) 4.235%, 5/8/21	59	59
Playa Resorts Holding B.V. , (3 month LIBOR + 3.000%) 4.320%, 4/29/24	20	20
Scientific Games International, Inc. Tranche B-4 , (1 month LIBOR + 3.250%) 4.485%, 8/14/24	45	45
Seminole Tribe of Florida, Inc. Tranche B , (3 month LIBOR + 2.000%) 3.456%, 7/8/24	120	121
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 3.740%, 6/8/23	84	84
U.S. Farathane LLC , (weekly LIBOR + 3.500%) 4.833%, 12/23/21	108	108
UFC Holdings LLC First Lien , (1 month LIBOR + 3.250%) 4.490%, 8/18/23	98	98

		688

Consumer Staples—0.4%
Albertson’s LLC 2017-1, Tranche B-4 , (1 month LIBOR + 2.750%) 3.985%, 8/25/21	103	99
JBS USA Lux S.A. , (3 month LIBOR + 2.500%) 3.804%, 10/30/22	109	108
TKC Holdings, Inc. First Lien , (2 month LIBOR + 4.250%) 5.522%, 2/1/23	80	80

		287

Energy—0.3%
Jonah Energy LLC Second Lien , (3 month PRIME + 5.500%) 9.750%, 5/12/21	94	94
Ultra Resources, Inc. , (3 month LIBOR + 3.000%) 4.309%, 4/12/24	120	119

		213

Health Care—0.6%
CHG Healthcare Services, Inc. First Lien , (3 month LIBOR + 3.250%) 4.561%, 6/7/23	103	104
Envision Healthcare Corp. , (1 month LIBOR + 3.000%) 4.240%, 12/1/23	20	21
HLF Financing S.a.r.l. Senior Lien , (1 month LIBOR + 5.500%) 6.735%, 2/15/23	39	39
MMM Holdings, Inc. , (3 month LIBOR + 8.750%) 10.250%, 6/30/19	40	40
MSO of Puerto Rico, Inc. , (3 month LIBOR + 8.750%) 10.250%, 6/30/19	29	29
NVA Holdings, Inc. Second Lien , (3 month LIBOR + 7.000%) 8.333%, 8/14/22	73	73
Parexel International Corp. Tranche B (3 month LIBOR + 3.000%) 0.000%, 9/27/24(11)	20	20
Quorum Health Corp. , (3 month LIBOR + 6.750%) 8.067%, 4/29/22	90	91

		417

	PAR VALUE	VALUE
Industrials—0.6%
Accudyne Industries LLC , (3 month LIBOR + 3.750%) 5.083%, 8/18/24	$85	$85
Advanced Disposal Services, Inc. , (weekly LIBOR + 2.750%) 3.947%, 11/10/23	17	17
Navistar, Inc. Tranche B , (1 month LIBOR + 4.000%) 5.240%, 8/7/20	119	119
Sedgwick Claims Management Services, Inc. Second Lien , (3 month LIBOR + 5.750%) 7.067%, 2/28/22	120	121
Zodiac Pool Solutions LLC Tranche B-1, First Lien , (3 month LIBOR + 4.000%) 5.333%, 12/20/23	99	100

		442

Information Technology—0.2%
Rackspace Hosting, Inc. 2017 Refinancing, Tranche B, First Lien , (3 month LIBOR + 3.000%) 4.311%, 11/3/23	124	123

Materials—0.2%
Anchor Glass Container Corp. 2017, First Lien , (3 month LIBOR + 2.750%) 4.067%, 12/7/23	17	17
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 5.962%, 8/17/22	160	113
Ineos U.S. Finance LLC 2022 , (1 month LIBOR + 2.750%) 3.985%, 3/31/22	9	9
Tronox Finance LLC
First Lien, (3 month LIBOR + 3.000%) 0.000%, 9/13/24(11)	8	8
First Lien, (3 month LIBOR + 3.000%) 0.000%, 9/13/24(11)	17	17

		164

Real Estate—0.0%
Capital Automotive LP Tranche B-2, First Lien (3 month LIBOR + 3.000%) 4.240%, 3/25/24	19	20

Telecommunication Services—0.3%
Level 3 Financing, Inc. 2024, Tranche B , (1 month LIBOR + 2.250%) 3.486%, 2/22/24	145	145
UPC Financing Partnership , (1 month LIBOR + 2.750%) 3.984%, 4/15/25	60	60

		205

Utilities—0.4%
Energy Future Intermediate Holding Co., LLC , (1 month LIBOR + 3.000%) 4.236%, 6/30/18	85	85
NRG Energy, Inc. , (3 month LIBOR + 2.250%) 3.583%, 6/30/23	109	109
Vistra Operations Company LLC
Tranche C, (1 month LIBOR + 2.750%) 3.982%, 8/4/23	17	17
(1 month LIBOR + 2.750%) 3.982%, 8/4/23	70	70

		281
TOTAL LOAN AGREEMENTS (Identified Cost $2,867)		2,840

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS—3.6%

Financials—2.6%
Bank of New York Mellon Corp. (The) Series E, 4.950%	$150	(8)	$156
Citigroup, Inc. Series J, 7.125%	8,000		232
Citigroup, Inc. Series T, 6.250%	155	(8)	174
JPMorgan Chase & Co. Series Z, 5.300%	225	(8)	235
KeyCorp Series D, 5.000%	190	(8)	197
M&T Bank Corp. Series F, 5.125%	195	(8)	206
PNC Financial Services Group, Inc. (The) Series R, 4.850%	215	(8)	221
PNC Financial Services Group, Inc. (The) Series S, 5.000%	195	(8)	204
Zions Bancorp 6.950%	8,800		262

			1,887

Industrials—1.0%
General Electric Co. Series D, 5.000%	686	(8)	726
TOTAL PREFERRED STOCKS (Identified Cost $2,417)			2,613

EXCHANGE-TRADED FUNDS(10)—0.5%
iShares iBoxx $ Investment Grade Corporate Bond Index Fund	3,365		408
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $402)			408

AFFILIATED MUTUAL FUND(10)—1.6%
Virtus Newfleet Credit Opportunities Fund Class R6	117,904		1,154
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $1,179)			1,154
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $69,800)			71,438	(9)

SHORT-TERM INVESTMENT—1.6%

Money Market Mutual Fund(10)—1.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)	1,200,892		1,201
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,201)			1,201
TOTAL INVESTMENTS—99.1% (Identified Cost $71,001)			72,639	(1)
Other assets and liabilities, net—0.9%			628

NET ASSETS—100.0%			$73,267

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable rate security. Rate disclosed is as of September 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $22,092 or 30.2% of net assets.
(4)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	Value shown as par value.
(9)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(10)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(11)	This loan will settle after September 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(12)	100% of the income received was in cash.

Country Weightings (Unaudited)†
United States	85%
Chile	1
Luxembourg	1
Mexico	1
Netherlands	1
Switzerland	1
United Kingdom	1
Other	9
Total	100%
† % of total investments as of September 30, 2017

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$5,503	$—	$5,503
Corporate Bonds And Notes	36,694	—	36,694
Foreign Government Securities	1,610	—	1,610
Loan Agreements	2,840	—	2,840
Mortgage-Backed Securities	14,098	—	14,098
Municipal Bonds	1,804	—	1,804
U.S. Government Securities	4,714	—	4,714
Equity Securities:
Affiliated Mutual Fund	1,154	1,154	—
Exchange-Traded Fund	408	408	—
Preferred Stocks	2,613	495	2,118
Short-Term Investment	1,201	1,201	—

Total Investments	$72,639	$3,258	$69,381

There were no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2017.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2016:	$240
Accrued discount/(premium)	—	(d)
Realized gain (loss)	—	(d)
Change in unrealized appreciation (depreciation)(c)	(39)
Purchases	42
Sales(b)	(243)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2017	$—

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized (depreciation) on investments still held on September 30, 2017, was $0.
(d)	Amount is less than $500.

None of the securities in this table are internally fair valued. The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS NEWFLEET CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(2)—97.9%

Electric Revenue—5.2%
Northern California Power Agency, Hydroelectric Project No.1, 5.000%, 7/1/32	$200	$225
Roseville Natural Gas Financing Authority,
5.000%, 2/15/24	450	512
5.000%, 2/15/27	210	243
Sacramento Municipal Utility District, 5.000%, 8/15/29	150	176
Southern California Public Power Authority, Windy Point Project, 5.000%, 7/1/28	250	276

		1,432

General Obligation—13.6%
Cajon Valley Union School District, 5.000%, 8/1/31	250	294
California State of,
(AMBAC Insured), 5.000%, 2/1/27	290	361
5.000%, 9/1/32	300	341
5.000%, 12/1/37	5	5
6.000%, 4/1/38	250	268
Gilroy Unified School District 4.000%, 8/1/41	250	260
Grossmont Healthcare District 5.000%, 7/15/25	400	491
Long Beach Community College District, 5.000%, 5/1/32	225	267
Los Alamitos Unified School District, School Facilities Improvement District No. 1, 5.250%, 8/1/39	100	117
Midpeninsula Regional Open Space District 4.000%, 9/1/36	100	108
Oakland Unified School District (AGM Insured) 5.000%, 8/1/24	200	244
Ross Valley School District, 5.000%, 8/1/37	350	400
San Diego Unified School District, (AGM Insured) 5.500%, 7/1/25	225	287
Temple City Unified School District, 4.000%, 8/1/33	250	267

		3,710

General Revenue—7.4%
California Infrastructure & Economic Development Bank
5.000%, 10/1/23	200	241
5.000%, 10/1/33	500	604
Los Angeles Museum, 0.780%, 9/1/37(4)	500	500
California State Municipal Finance Authority, Bowles Hall Foundation 4.000%, 6/1/22	100	107
Golden State Tobacco Securitization Corp., 5.000%, 6/1/29	350	406
Midpeninsula Regional Open Space District, Promissory Notes 5.000%, 9/1/23	145	174

		2,032

Healthcare Revenue—11.2%
California State Health Facilities Financing Authority,
El Camino Hospital, 5.000%, 2/1/26	100	120

	PAR VALUE	VALUE
Healthcare Revenue—continued
Kaiser Permanente Revenue, 5.000%, 11/1/27	$100	$126
Cedars-Sinai Medical Center, 5.000%, 11/15/31	250	298
Cedars-Sinai Medical Center, 5.000%, 8/15/34	300	353
Sutter Health, 5.000%, 11/15/35	125	145
Providence St. Joseph Health Revenue, 4.000%, 10/1/36	50	53
Sutter Health, 5.000%, 8/15/43	135	153
Lucille Salter Packard Children’s Hospital at Stanford, 5.000%, 8/15/43	100	112
Sutter Health, 5.000%, 11/15/46	100	114
Lucille Salter Packard Children’s Hospital at Stanford, 4.000%, 11/15/47	250	261
California State Municipal Finance Authority,
Community Medical Centers Revenue, 5.000%, 2/1/27	100	117
Community Medical Centers, 5.000%, 2/1/47	150	167
California Statewide Communities Development Authority,
Loma Linda University Medical Center, 5.000%, 12/1/30(3)	100	112
John Muir Health Center, 5.000%, 8/15/41	100	113
Cottage Health System, 5.000%, 11/1/43	250	282
Loma Linda University Medical Center, 5.250%, 12/1/56(3)	100	109
Regents of The University of California Medical Center Pooled Revenue 4.500%, 5/15/36	250	274
San Benito Health Care District, (CHFCLIF Insured) 4.000%, 3/1/18	140	142

		3,051

Higher Education Revenue—4.5%
California Municipal Finance Authority, University of La Verne, 5.000%, 6/1/43	60	68
California State University
5.000%, 11/1/32	125	149
5.000%, 11/1/41	300	348
California Statewide Communities Development Authority, The Culinary Institute of America 5.000%, 7/1/46	250	278
University of California,
General Revenue, 5.000%, 5/15/23	100	120
Limited Projects Revenue, 5.000%, 5/15/23	225	269

		1,232

Lease Revenue—6.6%
California State Public Works Board,
Department of Forestry & Fire Protection, 5.000%, 11/1/32	500	502
Department of Corrections, 4.000%, 12/1/33	150	161
Municipal Improvement Corp. of Los Angeles Real Property 5.000%, 11/1/36	150	175
San Diego Regional Building Authority, County Operations Center 5.000%, 10/15/35	335	389

See Notes to Financial Statements

VIRTUS NEWFLEET CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Lease Revenue—continued
Ventura County Public Financing Authority, 5.000%, 11/1/25	$250	$289
West Hollywood Public Financing Authority, West Hollywood Park Phase II 5.000%, 4/1/34	250	292

		1,808

Pre-Refunded—17.7%
California State Health Facilities Financing Authority,
Providence Health & Services (Pre-refunded 10/1/18 @100), 6.500%, 10/1/38	5	5
Providence Health & Services (Pre-refunded 10/1/18 @100), 6.500%, 10/1/38	195	206
California State Infrastructure & Economic Development Bank,
Bay Area Toll Bridges (AMBAC Insured) (Pre-refunded 1/1/28 @ 100), 5.000%, 7/1/36	100	128
Bay Area Toll Bridges (AMBAC Insured) (Pre-refunded 7/1/26 @100), 5.125%, 7/1/37	530	671
California State of,
(Pre-Refunded 3/1/18 @ 100), 5.500%, 3/1/26	250	255
(Pre-refunded 12/1/17 @ 100), 5.000%, 12/1/37	70	70
California State Public Works Board,
Department of General Services, Buildings 8&9 (Pre-refunded 4/1/19 @100), 6.125%, 4/1/29	500	539
Capital Projects (Pre-refunded 10/1/19 @100), 5.750%, 10/1/30	550	602
Los Alamitos Unified School District, School Facilities Improvement District No. 1, (Pre-refunded 8/1/23 @ 100) 5.250%, 8/1/39	150	181
Northern California Power Agency, (AMBAC Insured) (Pre-refunded 7/1/21 @ 100) 7.500%, 7/1/23	175	203
Riverside County Single Family Mortgage, (Escrowed to Maturity) (GNMA Collateralized) 7.800%, 5/1/21	1,085	1,328
Santa Margarita-Dana Point Authority, Water Improvement Districts Nos. 2,3,4 (Pre-refunded 8/1/18 @100) 5.125%, 8/1/38	630	652

		4,840

Special Tax Revenue—4.4%
Chula Vista Municipal Financing Authority, 5.000%, 9/1/27	200	235
Los Angeles County Transportation Authority, Special Tax, 5.000%, 7/1/29	400	497
San Diego County Regional Transportation Commission, Sales Tax Revenue 5.000%, 4/1/36	150	177
Tustin Unified School District, Community Facilities District No. 97-1 (BAM Insured) 5.000%, 9/1/33	250	286

		1,195

	PAR VALUE	VALUE
Tax Allocation Revenue—13.1%
Garden Grove Agency for Community Development Successor Agency, Garden Grove Community Project (BAM Insured) 5.000%, 10/1/29	$350	$413
Lafayette Redevelopment Agency Successor Agency, Lafayette Redevelopment Project (AGM Insured) 5.000%, 8/1/38	250	281
Lancaster Redevelopment Agency Successor Agency, Combined Redevelopment Project Areas (AGM Insured) 5.000%, 8/1/33	70	81
Los Angeles County Redevelopment Refunding Authority, Long Beach Project, 5.000%, 8/1/34	215	250
Menlo Park Community Development Agency Successor Agency, Las Pulgas Community Development Project (AGM Insured) 5.000%, 10/1/29	100	118
Milpitas Redevelopment Agency Successor Agency Redevelopment Project Area No.1, 5.000%, 9/1/30	300	355
Palm Desert Redevelopment Agency Successor Agency (BAM Insured), 5.000%, 10/1/28	100	121
Palmdale Community Redevelopment Agency Successor Agency, Subordinate Lien (NATL Insured) 5.000%, 9/1/34	300	347
Rancho Cucamonga Redevelopment Agency Successor Agency, Rancho Redevelopment Project Area (NATL Insured) 4.000%, 9/1/34	200	209
Sacramento Redevelopment Agency Successor Agency
(BAM Insured), 5.000%, 12/1/33	75	86
(BAM Insured), 5.000%, 12/1/34	75	86
San Marcos Redevelopment Agency Successor Agency, 5.000%, 10/1/33	300	349
San Mateo Redevelopment Agency Successor Agency, 5.000%, 8/1/30	250	291
Union City Redevelopment Agency Successor Agency, Union City Redevelopment Project, 5.000%, 10/1/36	215	247
Westminster Redevelopment Agency Successor Agency,
(BAM Insured), 4.000%, 11/1/34	75	79
(BAM Insured), 4.000%, 11/1/36	250	261

		3,574

Transportation Revenue—6.7%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge, Senior Lien 1.375%, 4/1/53(4)	150	150
Los Angeles Department of Airports, Los Angeles International Airport, Subordinate Lien 5.000%, 5/15/32	210	249
Los Angeles Harbor Department, 5.000%, 8/1/35	235	273
San Diego County Regional Airport Authority, 5.000%, 7/1/40	400	438
San Diego Unified Port District, 5.000%, 9/1/28	200	235
San Francisco City & County Airport Commission, San Francisco International Airport, 5.000%, 5/1/43	150	168
San Francisco Municipal Transportation Agency,
5.000%, 3/1/31	125	145
5.000%, 3/1/33	150	176

		1,834

See Notes to Financial Statements

VIRTUS NEWFLEET CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Water & Sewer Revenue—7.5%
California State Municipal Finance Authority, San Bernardino Municipal Water Department Project (BAM Insured) 5.000%, 8/1/41	$250	$283
East Bay Municipal Utility District Water System Revenue 5.000%, 6/1/42	250	296
Los Angeles Department of Water & Power, 5.000%, 7/1/35	295	342
Oakland, City of, Sewer Revenue, 5.000%, 6/15/29	230	273
Ross Valley Public Financing Authority, Sanitary District No.1 (AGM Insured) 5.000%, 10/1/33	225	259
San Diego County Water Authority Financing Corp. 5.000%, 5/1/37	500	591

		2,044
TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $25,598)		26,752
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified Cost $25,598)		26,752
TOTAL INVESTMENTS—97.9% (Identified Cost $25,598)		26,752	(1)
Other assets and liabilities, net—2.1%		583

NET ASSETS—100.0%		$27,335

Abbreviations:

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured
CHFCLIF	California Health Facility Construction Loan Insurance Fund
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	At September 30, 2017, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 100%. At September 30, 2017, 30.65% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the insurers’ concentration exceeds 10% of the Fund’s net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $221 or 0.8% of net assets.
(4)	Variable or step coupon security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$26,752	$26,752

Total Investments	$26,752	$26,752

There were no Level 1 (quoted prices) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

Security abbreviation definitions are located under the Key Investment Terms on page 4.

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES—0.6%
Argentine Republic 7.125%, 7/6/36	$210	$220
Provincia de Buenos Aires 144A 9.125%, 3/16/24(3)	210	242
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $421)		462

MORTGAGE-BACKED SECURITIES—0.1%

Non-Agency—0.1%
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	56	56
Residential Accredit Loans, Inc. 05-QS1, A5 5.500%, 1/25/35	36	36
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $92)		92

ASSET-BACKED SECURITIES—0.9%
Carnow Auto Receivables Trust 16-1A, D 144A 7.340%, 11/15/21(3)	215	215
First Investors Auto Owner Trust 15-2A, E 144A 5.590%, 11/15/22(3)	225	227
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(3)	179	182
TOTAL ASSET-BACKED SECURITIES (Identified Cost $620)		624

CORPORATE BONDS AND NOTES—77.9%

Consumer Discretionary—18.7%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(3)	300	324
Beazer Homes USA, Inc.
5.750%, 6/15/19	115	121
6.750%, 3/15/25	95	100
144A, 5.875%, 10/15/27(3)	180	180
Cablevision Systems Corp. 5.875%, 9/15/22	250	259
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(7)	251	334
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	100	102
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	190	205
CalAtlantic Group, Inc.
5.875%, 11/15/24	28	31
5.250%, 6/1/26	265	274
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	280	286
Clear Channel Worldwide Holdings, Inc.
Series A, 7.625%, 3/15/20	150	148
Series B, 7.625%, 3/15/20	480	474
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	220	225
CRC Escrow Issuer LLC 144A 5.250%, 10/15/25(3)	325	327
CSC Holdings LLC 5.250%, 6/1/24	290	293

	PAR VALUE	VALUE
Consumer Discretionary—continued
Dana Financing Luxembourg S.a.r.l.
144A, 5.750%, 4/15/25(3)	$40	$42
144A, 6.500%, 6/1/26(3)	55	59
Diamond Resorts International, Inc. 144A 10.750%, 9/1/24(3)	250	266
DISH DBS Corp.
5.000%, 3/15/23	475	488
7.750%, 7/1/26	160	184
Eldorado Resorts, Inc. 6.000%, 4/1/25	130	136
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	315	331
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	125	129
iHeartCommunications, Inc. 9.000%, 12/15/19	400	305
Intelsat Jackson Holdings SA 5.500%, 8/1/23	220	186
144A, 8.000%, 2/15/24(3)	70	75
International Game Technology plc 144A 6.250%, 2/15/22(3)	200	221
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	225	228
Laureate Education, Inc. 144A 8.250%, 5/1/25(3)	85	92
M/I Homes, Inc. 144A 5.625%, 8/1/25(3)	205	209
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	295	291
MDC Holdings, Inc. 5.500%, 1/15/24	325	350
Meritor, Inc. 6.750%, 6/15/21	143	148
MGM Growth Properties Operating Partnership LP 5.625%, 5/1/24	65	70
144A, 4.500%, 1/15/28(3)	120	121
MGM Resorts International 4.625%, 9/1/26	230	233
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(3)	170	88
PetSmart, Inc.
144A, 7.125%, 3/15/23(3)	265	207
144A, 5.875%, 6/1/25(3)	10	9
Pinnacle Entertainment, Inc. 5.625%, 5/1/24	190	194
PulteGroup, Inc. 5.500%, 3/1/26	200	218
Scientific Games International, Inc. 6.625%, 5/15/21	205	210
144A, 7.000%, 1/1/22(3)	245	260
ServiceMaster Co., LLC (The) 144A 5.125%, 11/15/24(3)	180	185
SFR Group S.A.
144A, 6.000%, 5/15/22(3)	465	486
144A, 7.375%, 5/1/26(3)	340	366
Sinclair Television Group, Inc. 144A 5.125%, 2/15/27(3)	200	194
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	205	216
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	95	97
Sonic Automotive, Inc. 6.125%, 3/15/27	200	205

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Station Casinos LLC 144A 5.000%, 10/1/25(3)	$70	$70
Tenneco, Inc. 5.000%, 7/15/26	175	179
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	355	376
TRI Pointe Group, Inc. 5.875%, 6/15/24	345	369
Univision Communications, Inc. 144A 5.125%, 5/15/23(3)	230	235
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	200	208
Viking Cruises Ltd. 144A 5.875%, 9/15/27(3)	285	286
Vista Outdoor, Inc. 5.875%, 10/1/23	185	190
Weekley Homes LLC 144A 6.625%, 8/15/25(3)	255	247
Wolverine World Wide, Inc. 144A 5.000%, 9/1/26(3)	250	250
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	265	272

		13,464

Consumer Staples—3.8%
Albertsons’s Inc. 5.750%, 3/15/25	195	172
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(3)	350	372
Dole Food Co., Inc. 144A 7.250%, 6/15/25(3)	325	351
JBS USA LUX SA 144A 5.750%, 6/15/25(3)	120	120
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	185	180
MARB BondCo plc 144A 7.000%, 3/15/24(3)	200	197
Post Holdings, Inc.
144A, 5.500%, 3/1/25(3)	65	67
144A, 5.000%, 8/15/26(3)	305	304
144A, 5.750%, 3/1/27(3)	45	46
Prestige Brands, Inc. 144A 6.375%, 3/1/24(3)	200	215
Rite Aid Corp.
6.750%, 6/15/21	250	259
144A, 6.125%, 4/1/23(3)	225	220
Safeway, Inc. 7.250%, 2/1/31	215	185
Tops Holding LLC 144A 8.000%, 6/15/22(3)	130	87

		2,775

Energy—11.2%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	243	252
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(3)	215	232
American Midstream Partners LP 144A 8.500%, 12/15/21(3)	175	181
Antero Resources Corp. 5.625%, 6/1/23	205	214

	PAR VALUE	VALUE
Energy—continued
Archrock Partners LP 6.000%, 10/1/22	$300	$292
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	245	254
California Resources Corp. 144A, 8.000%, 12/15/22(3)	169	110
6.000%, 11/15/24	16	7
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	210	213
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	475	511
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(3)	435	431
Continental Resources, Inc. 4.500%, 4/15/23	145	145
Crestwood Midstream Partners LP 6.250%, 4/1/23	295	304
Denbury Resources, Inc. 5.500%, 5/1/22	170	97
Energy Transfer Equity LP 5.875%, 1/15/24	200	215
EP Energy LLC 9.375%, 5/1/20	70	58
144A, 8.000%, 11/29/24(3)	105	106
144A, 8.000%, 2/15/25(3)	80	62
FTS International, Inc. 144A, (3 month LIBOR + 7.500%) 8.820%, 6/15/20(2)(3)	230	234
6.250%, 5/1/22	190	174
Geopark Ltd. 144A 6.500%, 9/21/24(3)	215	216
Matador Resources Co. 6.875%, 4/15/23	135	143
MEG Energy Corp. 144A 6.500%, 1/15/25(3)	180	175
Nabors Industries, Inc. 5.500%, 1/15/23	35	34
NGL Energy Partners LP 5.125%, 7/15/19	200	200
NuStar Logistics LP 5.625%, 4/28/27	155	164
Oasis Petroleum, Inc. 6.875%, 1/15/23	280	284
Peabody Energy Corp. 144A 6.000%, 3/31/22(3)	290	299
Petrobras Global Finance BV 144A, 5.299%, 1/27/25(3)	119	119
7.375%, 1/17/27	65	72
144A, 5.999%, 1/27/28(3)	116	116
Rowan Cos., Inc. 5.400%, 12/1/42	265	201
RSP Permian, Inc. 144A 5.250%, 1/15/25(3)	190	193
SESI LLC 144A 7.750%, 9/15/24(3)	230	238
Seven Generations Energy Ltd. 144A 5.375%, 9/30/25(3)	215	217
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	200	225
Tapstone Energy LLC 144A 9.750%, 6/1/22(3)	175	156
Transocean, Inc. 6.800%, 3/15/38	300	244

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Ultra Resources, Inc.
144A, 6.875%, 4/15/22(3)	$13	$13
144A, 7.125%, 4/15/25(3)	55	56
Weatherford International Ltd. 8.250%, 6/15/23	190	196
144A, 9.875%, 2/15/24(3)	30	33
YPF S.A. 144A 6.950%, 7/21/27(3)	365	387

		8,073

Financials—5.5%
Ally Financial, Inc. 5.750%, 11/20/25	235	255
Altice US Finance I Corp. 144A 5.375%, 7/15/23(3)	210	222
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	200	218
Genworth Holdings, Inc. 4.900%, 8/15/23	130	111
ICAHN Enterprises LP 5.875%, 2/1/22	295	304
ING Groep N.V. 6.000%(4)(5)	200	206
iStar, Inc.
5.000%, 7/1/19	255	258
6.000%, 4/1/22	170	176
5.250%, 9/15/22	165	167
Ladder Capital Finance Holdings LLLP
144A, 5.875%, 8/1/21(3)	265	271
144A, 5.250%, 3/15/22(3)	80	82
LPL Holdings Inc. 144A 5.750%, 9/15/25(3)	125	130
Nationstar Mortgage LLC 6.500%, 7/1/21	250	255
Navient Corp.
6.500%, 6/15/22	208	221
7.250%, 9/25/23	60	65
6.750%, 6/25/25	190	198
Springleaf Finance Corp.
5.250%, 12/15/19	205	213
6.125%, 5/15/22	170	180
Sprint Capital Corp. 6.900%, 5/1/19	195	208
Voya Financial, Inc. 5.650%, 5/15/53	205	218

		3,958

Health Care—9.8%
Alere, Inc. 144A 6.375%, 7/1/23(3)	50	54
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(3)	85	87
Community Health Systems, Inc.
6.875%, 2/1/22	240	188
6.250%, 3/31/23	550	543
Concordia International Corp. 144A 9.000%, 4/1/22(3)	65	51
DaVita, Inc.
5.125%, 7/15/24	100	99
5.000%, 5/1/25	100	99
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	215	206

	PAR VALUE	VALUE
Health Care—continued
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(6)	$195	$202
Endo Finance LLC 144A 5.375%, 1/15/23(3)	250	204
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	70	75
HCA, Inc.
5.375%, 2/1/25	505	532
5.250%, 6/15/26	230	248
4.500%, 2/15/27	145	148
Hill-Rom Holdings, Inc. 144A 5.000%, 2/15/25(3)	145	150
IASIS Healthcare LLC 8.375%, 5/15/19	165	166
Kindred Healthcare, Inc. 8.000%, 1/15/20	100	98
Mallinckrodt International Finance S.A. 144A 5.625%, 10/15/23(3)	110	102
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	105	110
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	225	242
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	270	265
PRA Holdings, Inc. 144A 9.500%, 10/1/23(3)	225	245
SP Finco LLC 144A 6.750%, 7/1/25(3)	55	52
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	325	338
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	200	210
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(3)	255	242
Tenet Healthcare Corp.
6.000%, 10/1/20	375	400
8.125%, 4/1/22	85	86
144A, 5.125%, 5/1/25(3)	150	148
144A, 7.000%, 8/1/25(3)	380	357
Valeant Pharmaceuticals International, Inc.
144A, 5.375%, 3/15/20(3)	200	200
144A, 6.375%, 10/15/20(3)	325	325
144A, 7.250%, 7/15/22(3)	70	68
144A, 7.000%, 3/15/24(3)	25	27
144A, 6.125%, 4/15/25(3)	140	123
Wellcare Health Plans, Inc. 5.250%, 4/1/25	135	142
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	220	219

		7,051

Industrials—6.7%
ADT Corp. (The) 6.250%, 10/15/21	200	222
Advanced Disposal Services, Inc. 144A 5.625%, 11/15/24(3)	205	214
Avantor, Inc. 144A 6.000%, 10/1/24(3)	130	133
Bombardier, Inc. 144A 8.750%, 12/1/21(3)	150	161
CEMEX Finance LLC 144A 6.000%, 4/1/24(3)	200	212

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
CNH Industrial N.V. 4.500%, 8/15/23	$250	$265
GrafTech International Ltd. 6.375%, 11/15/20	185	180
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(3)	150	155
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	91	94
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	120	119
JSL Europe S.A. 144A 7.750%, 7/26/24(3)	200	211
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(3)	80	83
Latam Finance Ltd. 144A 6.875%, 4/11/24(3)	205	218
Navistar International Corp. 8.250%, 11/1/21	175	176
NCI Building Systems, Inc. 144A 8.250%, 1/15/23(3)	290	311
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	130	140
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	195	215
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	90	95
Topaz Marine S.A. 144A 9.125%, 7/26/22(3)	360	360
TransDigm, Inc.
6.000%, 7/15/22	105	109
6.500%, 5/15/25	230	237
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	146	159
United Rentals North America, Inc. 5.500%, 7/15/25	270	290
Vertiv Intermediate Holding Corp. PIK Interest Capitalization, 144A 12.000%, 2/15/22(3)(6)	220	248
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(3)	192	195

		4,802

Information Technology—2.6%
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	129	115
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(3)	220	225
Corporate Risk Holdings LLC 144A 9.500%, 7/1/19(3)	210	223
Dell International LLC 144A 5.450%, 6/15/23(3)	60	66
First Data Corp.
144A, 5.000%, 1/15/24(3)	105	109
144A, 5.750%, 1/15/24(3)	450	471
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(3)	400	426
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	240	235
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	10	10

		1,880

	PAR VALUE	VALUE
Materials—10.5%
AK Steel Corp.
7.625%, 10/1/21	$100	$104
7.500%, 7/15/23	140	152
7.000%, 3/15/27	145	148
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	360	383
Alpha 3 BV 144A 6.250%, 2/1/25(3)	65	66
Anglo American Capital plc 144A 3.625%, 9/11/24(3)	250	249
ArcelorMittal 6.125%, 6/1/25	300	345
Ardagh Packaging Finance plc
144A, 7.250%, 5/15/24(3)	345	378
144A, 6.000%, 2/15/25(3)	200	212
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	235	246
Boise Cascade Co. 144A 5.625%, 9/1/24(3)	175	184
BWAY Holding Co. 144A 5.500%, 4/15/24(3)	75	78
Bway Holding Co. 144A 7.250%, 4/15/25(3)	190	196
Cascades, Inc.
144A, 5.500%, 7/15/22(3)	575	597
144A, 5.750%, 7/15/23(3)	225	236
CSTN Merger Sub, Inc. 144A 6.750%, 8/15/24(3)	200	200
Flex Acquisition Co., Inc. 144A 6.875%, 1/15/25(3)	100	104
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	100	112
Freeport-McMoRan, Inc.
3.550%, 3/1/22	160	158
3.875%, 3/15/23	295	291
Hexion Inc. 6.625%, 4/15/20	75	67
Hexion U.S. Finance Corp.
144A, 10.375%, 2/1/22(3)	75	72
144A, 13.750%, 2/1/22(3)	190	156
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	315	327
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	230	247
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	110	111
144A, 5.000%, 5/1/25(3)	175	178
Owens-Brockway Glass Container, Inc. 144A 6.375%, 8/15/25(3)	180	204
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	255	259
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	155	169
Teck Resources Ltd.
144A, 8.500%, 6/1/24(3)	50	57
6.125%, 10/1/35	150	168
Tronox Finance plc 144A 5.750%, 10/1/25(3)	50	51
Vale Overseas Ltd.
5.875%, 6/10/21	130	143
6.250%, 8/10/26	145	165
Valvoline, Inc. 144A 4.375%, 8/15/25(3)	190	193

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
Vedanta Resources plc
144A, 8.250%, 6/7/21(3)	$200	$224
144A, 6.375%, 7/30/22(3)	200	208
Venator Finance S.a.r.l. 144A 5.750%, 7/15/25(3)	95	99

		7,537

Real Estate—1.0%
CoreCivic, Inc. 5.000%, 10/15/22	145	151
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	170	176
MPT Operating Partnership LP
6.375%, 3/1/24	65	70
5.000%, 10/15/27	130	133
Uniti Group, Inc. 144A 7.125%, 12/15/24(3)	270	228

		758

Telecommunication Services—5.1%
CenturyLink, Inc. Series Y 7.500%, 4/1/24	175	181
CSC Holdings LLC 144A 5.500%, 4/15/27(3)	135	140
Frontier Communications Corp.
8.500%, 4/15/20	296	287
10.500%, 9/15/22	550	480
GTH Finance BV 144A 7.250%, 4/26/23(3)	200	227
Level 3 Financing, Inc. 5.250%, 3/15/26	135	138
Qwest Corp. 7.250%, 9/15/25	130	144
Sprint Capital Corp. 6.875%, 11/15/28	250	280
Sprint Communications, Inc. 6.000%, 11/15/22	235	253
Sprint Corp. 7.875%, 9/15/23	115	133
T-Mobile USA, Inc.
6.125%, 1/15/22	240	250
6.500%, 1/15/24	275	293
6.375%, 3/1/25	100	108
6.500%, 1/15/26	100	110
Virgin Media Finance plc 144A 6.000%, 10/15/24(3)	250	263
Windstream Corp. 7.750%, 10/1/21	150	112
Zayo Group LLC
6.000%, 4/1/23	180	191
6.375%, 5/15/25	70	75
144A, 5.750%, 1/15/27(3)	35	37

		3,702

Utilities—3.0%
AES Corp. 5.125%, 9/1/27	142	146
AmeriGas Partners LP 5.500%, 5/20/25	105	108
Calpine Corp. 5.375%, 1/15/23	350	341

	PAR VALUE	VALUE
Utilities—continued
CD&R Waterworks Merger Sub LLC 144A 6.125%, 8/15/25(3)	$125	$129
Dynegy, Inc. 7.375%, 11/1/22	425	444
Ferrellgas Partners LP
8.625%, 6/15/20	140	133
6.750%, 6/15/23	210	202
NRG Energy, Inc. 7.250%, 5/15/26	185	198
Suburban Propane Partners LP 5.500%, 6/1/24	145	146
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	31	31
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)	250	260
Vistra Operations Company LLC 144A 11.500%, 10/1/20(3)(11)(15)	500	—	(14)

		2,138
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $54,614)		56,138

LOAN AGREEMENTS(2)—12.1%

Consumer Discretionary—2.6%
Advantage Sales & Marketing, Inc. Second Lien, (1 month LIBOR + 6.500%) 7.735%, 7/25/22	180	161
Caesars Entertainment Operating Co., Inc.
Tranche B-7, (3 month PRIME + 1.500%) 1.500%, 3/1/20(7)	156	200
Tranche B-5, (3 month PRIME + 1.500%) 1.500%, 3/1/20(7)	45	53
Caesars Entertainment Resort Properties LLC Tranche B, First Lien, (1 month LIBOR + 3.500%) 4.735%, 10/11/20	114	114
Gateway Casinos & Entertainment Ltd. Tranche B-1, (3 month LIBOR + 3.750%) 5.083%, 2/22/23	30	30
Laureate Education, Inc. 2024, (1 month LIBOR + 4.500%) 5.735%, 4/26/24	322	324
Leslie’s Poolmart, Inc. Tranche B-1, (3 month LIBOR + 3.750%) 5.061%, 8/16/23	109	109
Mohegan Tribal Gaming Authority Tranche B, (1 month LIBOR + 4.000%) 5.235%, 10/13/23	189	190
Scientific Games International, Inc. Tranche B-4, (1 month LIBOR + 3.250%) 4.504%, 8/14/24	235	235
Toys ‘R’ US-Delaware, Inc. (3 month LIBOR + 7.500%) 0.000%, 1/29/19(8)	40	40
U.S. Farathane LLC, (weekly LIBOR + 3.500%) 4.833%, 12/31/21	235	236
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 4.490%, 8/18/23	193	194

		1,886

Consumer Staples—1.5%
Albertson’s LLC 2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 8/25/21	192	185
Amplify Snack Brands, Inc., (1 month LIBOR + 5.500%) 6.740%, 9/2/23	108	107

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—continued
Chobani LLC
Tranche B, (1 month LIBOR + 3.500%) 0.000%, 10/7/23(8)	$35	$35
First Lien, (1 month LIBOR + 4.250%) 5.485%, 10/10/23	45	45
Crossmark Holdings, Inc. Second Lien, (3 month LIBOR + 7.500%) 8.833%, 12/21/20	190	74
Diamond (BC) B.V., (3 month LIBOR + 3.000%) 4.316%, 9/6/24	60	60
Milk Specialties Co., (3 month LIBOR + 4.000%) 5.333%, 8/16/23	148	148
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.750%) 6.083%, 6/30/24	244	246
TKC Holdings, Inc. First Lien, (2 month LIBOR + 4.250%) 5.522%, 2/1/23	144	146

		1,046

Energy—1.1%
Blackhawk Mining LLC First Lien, (2 month LIBOR + 9.500%) 10.780%, 2/17/22	145	133
California Resources Corp., (1 month LIBOR + 10.375%) 11.609%, 12/31/21	155	165
Chesapeake Energy Corp. Tranche A, (3 month LIBOR + 7.500%) 8.814%, 8/23/21	31	33
Contura Energy, Inc., (2 month LIBOR + 5.000%) 6.280%, 3/18/24	107	105
Jonah Energy LLC Second Lien, (3 month PRIME + 5.500%) 9.750%, 5/12/21	125	125
MEG Energy Corp., (3 month LIBOR + 3.500%) 4.833%, 12/31/23	73	72
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 5.330%, 9/21/24	185	187

		820

Financials—0.5%
Asurion LLC Tranche B-2, Second Lien, (1 month LIBOR + 6.000%) 7.235%, 8/4/25	278	284
Lightstone HoldCo., LLC
Tranche B, (1 month LIBOR + 4.500%) 5.735%, 1/30/24	80	80
Tranche C, (1 month LIBOR + 4.500%) 5.735%, 1/30/24	5	5

		369

Health Care—1.3%
21st Century Oncology Holdings, Inc. Tranche B, (3 month LIBOR + 6.125%) 7.465%, 4/30/22(16)	157	148
Change Healthcare Holdings, Inc., (1 month LIBOR + 2.750%) 3.985%, 3/1/24	80	80
HLF Financing S.a.r.l. Senior Lien, (1 month LIBOR + 5.500%) 6.735%, 2/15/23	106	107

	PAR VALUE	VALUE
Health Care—continued
Immucor, Inc. Tranche B-3, (1 month LIBOR + 5.000%) 6.235%, 6/15/21	$20	$20
MMM Holdings, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	64	64
MSO of Puerto Rico, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	47	46
NVA Holdings, Inc.
Tranche B-2, First Lien, (3 month LIBOR + 3.500%) 4.833%, 8/14/21	82	82
Second Lien, (3 month LIBOR + 7.000%) 8.333%, 8/14/22	259	260
PharMerica Corp. Second Lien (3 month LIBOR + 8.250%) 0.000%, 9/25/25(8)	15	15
Quorum Health Corp., (3 month LIBOR + 6.750%) 8.026%, 4/29/22	96	98

		920

Industrials—1.2%
84 Lumber Co., (1 month LIBOR + 5.750%) 6.987%, 10/25/23	137	138
Accudyne Industries LLC, (3 month LIBOR + 3.750%) 5.083%, 8/18/24	30	30
Brickman Group Ltd. LLC (The) Second Lien, (1 month LIBOR + 6.500%) 7.734%, 12/17/21	51	51
Navistar, Inc. Tranche B, (1 month LIBOR + 4.000%) 5.240%, 8/7/20	173	174
PAE Holding Corp. First Lien, (1 month LIBOR + 5.500%) 6.735%, 10/20/22	69	70
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.067%, 2/28/22	390	393

		856

Information Technology—1.2%
Avaya, Inc., (1 month LIBOR + 7.500%) 8.736%, 1/24/18	65	65
Blackboard, Inc. Tranche B-4, First Lien, (3 month LIBOR + 5.000%) 6.304%, 6/30/21	81	78
Cologix Holdings, Inc. First Lien, (1 month LIBOR + 7.000%) 8.237%, 3/20/25	20	20
Donnelley Financial Solutions, Inc. Tranche B, (3 month PRIME + 3.000%) 7.250%, 9/29/23	29	29
Kronos, Inc. Second Lien, (3 month LIBOR + 8.250%) 9.561%, 11/1/24	78	80
Presidio LLC Tranche B, (1 month LIBOR + 3.250%) 4.549%, 2/2/22	120	121
Rackspace Hosting, Inc. 2017 Refinancing, Tranche B, First Lien, (3 month LIBOR + 3.000%) 4.311%, 11/3/23	109	109
Sorenson Communications LLC First Lien, (3 month LIBOR + 5.750%) 8.000%, 4/30/20	30	30

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
Information Technology—continued
Veritas US, Inc. Tranche B, (3 month LIBOR + 4.500%) 5.833%, 1/27/23	$317		$320

			852

Materials—1.5%
Anchor Glass Container Corp. Second Lien, (3 month LIBOR + 7.750%) 9.067%, 12/7/24	64		65
CPG International LLC, (3 month LIBOR + 3.750%) 5.083%, 5/5/24	149		150
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 5.962%, 8/17/22	320		226
Klockner Pentaplast of America, Inc., (3 month LIBOR + 4.250%) 5.583%, 6/30/22	355		355
KMG Chemicals, Inc., (1 month LIBOR + 4.250%) 5.485%, 6/15/24	59		59
New Arclin U.S. Holdings Corp. First Lien, (3 month LIBOR + 4.250%) 5.583%, 2/14/24	50		50
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 4.250%) 5.485%, 8/25/23	191		193

			1,098

Real Estate—0.2%
Capital Automotive LP Tranche B, Second Lien, (1 month LIBOR + 6.000%) 7.240%, 3/24/25	113		115

Telecommunication Services—0.4%
Securus Technologies Holdings, Inc. Second Lien (1 month LIBOR + 8.250%) 0.000%, 6/20/25(8)	190		191
Sprint Communications, Inc., (1 month LIBOR + 2.500%) 3.750%, 2/2/24	114		115

			306

Utilities—0.6%
APLP Holdings LP, (1 month LIBOR + 4.250%) 5.485%, 4/13/23	189		190
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 5.235%, 4/15/24	109		106
Vistra Operations Company LLC Tranche C, (1 month LIBOR + 2.750%) 3.982%, 8/4/23	31		31
(1 month LIBOR + 2.750%) 3.983%, 8/4/23	137		137

			464
TOTAL LOAN AGREEMENTS (Identified Cost $8,831)			8,732

	SHARES
PREFERRED STOCKS—1.2%

Financials—1.2%
Citigroup, Inc. Series T, 6.250%	205	(9)	231

	SHARES		VALUE
Financials—continued
Goldman Sachs Group, Inc. (The) Series L, 5.700%	215	(9)	$222
JPMorgan Chase & Co. Series V, 5.000%	145	(9)	147
KeyCorp Series D, 5.000%	250	(9)	259
TOTAL PREFERRED STOCKS (Identified Cost $816)			859

COMMON STOCKS—0.4%

Energy—0.2%
Frontera Energy Corp.(13)	557		20
Linn Energy, Inc.(13)	3,000		108
Sabine Oil & Gas LLC(10)(13)	157		7

			135

Utilities—0.2%
Vistra Energy Corp.	8,562		160
TOTAL COMMON STOCKS (Identified Cost $200)			295

EXCHANGE-TRADED FUNDS(17)—4.7%
SPDR Barclays High Yield Bond Index Fund	91,050		3,398
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,400)			3,398

RIGHTS—0.0%
Vistra Energy Corp.(10)	8,563		9
TOTAL RIGHTS (Identified Cost $7)			9
WARRANTS—0.0%
Sabine Oil & Gas LLC(10)(13)	89		—	(14)
Sabine Oil & Gas LLC(10)(13)	501		3
TOTAL WARRANTS (Identified Cost $4)			3
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified Cost $69,005)			70,612	(12)

SHORT-TERM INVESTMENT—2.0%

Money Market Mutual Fund(17)—2.0%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)	1,455,755		1,456
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,456)			1,456
TOTAL INVESTMENTS—99.9%
(Identified Cost $70,461)			72,068(1)
Other assets and liabilities, net—0.1%			49

NET ASSETS—100.0%			$72,117

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

Abbreviations:

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable rate security. Rate disclosed is as of September 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $32,121 or 44.5% of net assets.
(4)	No contractual maturity date.
(5)	Interest payments may be deferred.
(6)	100% of the income received was in cash.
(7)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(8)	This loan will settle after September 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(11)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(12)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(13)	Non-income producing.
(14)	Amount is less than $500.
(15)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(16)	Security in default, interest payments are being received during the bankruptcy proceedings.
(17)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

Country Weightings (Unaudited)†
United States	82%
Canada	4
Luxembourg	3
Netherlands	3
United Kingdom	2
France	1
Ireland	1
Other	4
Total	100%
† % of total investments as of September 30, 2017

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$624	$—	$624	$—
Corporate Bonds And Notes	56,138	—	56,138	—	*
Foreign Government Securities	462	—	462	—
Loan Agreements	8,732	—	8,732	—
Mortgage-Backed Securities	92	—	92	—
Equity Securities:
Common Stocks	295	288	—	7
Exchange-Traded Fund	3,398	3,398	—	—
Preferred Stocks	859	—	859	—
Rights	9	—	—	9
Short-Term Investment	1,456	1,456	—	—
Warrants	3	—	—	3

Total Investments	$72,068	$5,142	$66,907	$19

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2017.

*	Amount is less than $500.

See Notes to Financial Statements

VIRTUS NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Corporate Bonds And Notes		Loan Agreements	Common Stocks	Rights	Warrants
Investments in Securities
Balance as of September 30, 2016:	$312	$255	$19		$38	$—	$—	$—
Accrued discount/(premium)	— (d)	—	—		— (d)	—	—	—
Realized gain (loss)	(552)	2	(82)		(472)	—	—	—
Change in unrealized appreciation (depreciation)(c)	524	(5)	82		446	(1)	2	—	(d)
Purchases	18	—	—		—	8	7	3
Sales(b)	(283)	(252)	(19)		(12)	—	—	—
Transfers into Level 3(a)	—	—	—		—	—	—	—
Transfers from Level 3(a)	—	—	—		—	—	—	—

Balance as of September 30, 2017	$19	$—	$—	(d)(e)	$—	$7	$9	$3

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations. The change in unrealized appreciation (depreciation) on investments still held on September 30, 2017 was $1.
(d)	Amount is less than $500.
(e)	Includes internally fair valued security.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—5.1%
U.S. Treasury Note 0.750%, 12/31/17	$18,600	$18,582
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $18,587)		18,582

MUNICIPAL BONDS—0.1%

Illinois—0.1%
State of Illinois Build America Taxable 5.547%, 4/1/19	190	197
TOTAL MUNICIPAL BONDS (Identified Cost $196)		197

FOREIGN GOVERNMENT SECURITIES—0.8%
Republic of Indonesia 144A 5.875%, 1/15/24(3)	775	888
Republic of South Africa 4.665%, 1/17/24	875	895
Republic of Turkey 6.250%, 9/26/22	825	905
Sultanate of Oman 144A 3.625%, 6/15/21(3)	200	201
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $2,882)		2,889

MORTGAGE-BACKED SECURITIES—32.2%

Agency—10.6%
FHLMC 4.000%, 2/1/45	311	328
FNMA
4.000%, 8/1/25	68	71
3.000%, 6/1/27	203	209
3.000%, 11/1/27	784	807
2.500%, 5/1/28	634	643
2.500%, 11/1/29	610	616
2.500%, 9/1/30	1,441	1,456
3.000%, 9/1/30	2,399	2,469
3.000%, 10/1/30	1,372	1,413
3.000%, 10/1/30	4,455	4,580
2.500%, 2/1/31	5,616	5,657
4.000%, 11/1/31	353	376
5.000%, 10/1/39	263	292
4.500%, 4/1/40	101	109
4.000%, 10/1/44	770	812
3.500%, 8/1/45	710	732
3.500%, 1/1/46	2,324	2,397
3.500%, 1/1/46	425	439
4.000%, 1/1/46	1,390	1,463
3.500%, 4/1/46	470	485
3.500%, 12/1/46	2,554	2,634
3.500%, 1/1/47	1,241	1,280
4.000%, 4/1/47	977	1,028
3.500%, 7/1/47	1,046	1,079
3.500%, 7/1/47	2,087	2,152
4.000%, 7/1/47	2,625	2,764
4.000%, 8/1/47	2,382	2,509
FNMA REMIC 97-70, PE (P.O.) 0.000%, 4/25/22	3	3
GNMA
7.000%, 7/15/23	2	2
7.000%, 9/15/23	7	7

	PAR VALUE	VALUE

Agency—continued
7.000%, 1/15/24	$4	$4
7.000%, 9/15/24	5	5
7.000%, 7/15/25	1	2
7.000%, 7/15/25	10	11

		38,834

Non-Agency—21.6%
American Homes 4 Rent Trust 15-SFR1, A 144A 3.467%, 4/17/52(3)	191	198
Ameriquest Mortgage Securities, Inc. 03-10, AF 6 5.210%, 11/25/33(2)	122	126
AMSR Trust
16-SFR1, A 144A, (1 month LIBOR + 1.400%) 2.634%, 11/17/33(2)(3)	498	502
16-SFR1, C 144A, (1 month LIBOR + 2.250%) 3.484%, 11/17/33(2)(3)	498	506
Asset Backed Funding Certificates 05-AQ1, A 6 4.780%, 1/25/35(2)	60	61
Aventura Mall Trust
13-AVM, C 144A, 3.867%, 12/5/32(2)(3)	1,130	1,158
13-AVM, A 144A, 3.867%, 12/5/32(2)(3)	1,721	1,791
Banc of America Funding Trust
04-B, 2A1, 3.639%, 11/20/34(2)	50	51
05-1, 1A1, 5.500%, 2/25/35	128	129
06-2, 3A1, 6.000%, 3/25/36	27	27
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
04-22CB, 1A1, 6.000%, 10/25/34	312	321
04-24CB, 1A1, 6.000%, 11/25/34	214	216
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 15-200P, A 144A 3.218%, 4/14/33(3)	790	799
Bank of America (Merrill Lynch) Investors Trust MLMI 04-A4, A1 3.280%, 8/25/34(2)	627	637
Bayview Commercial Asset Trust
06-2A, A2 144A, (1 month LIBOR + 0.280%) 1.517%, 7/25/36(2)(3)	301	286
08-1, A3 144A, (1 month LIBOR + 1.500%) 2.737%, 1/25/38(2)(3)	89	89
Bayview Financial Acquisition Trust 07-A, 1A2 6.205%, 5/28/37(2)	266	275
Bayview Koitere Fund Trust 17-RT4, A 144A 3.500%, 7/28/57(2)(3)	350	359
Bayview Opportunity Master Fund IIIb Trust 17-RN2, A1 144A 3.475%, 4/28/32(2)(3)	289	291
Bayview Opportunity Master Fund IVa Trust 17-RT1, A1 144A 3.000%, 3/28/57(2)(3)	442	447
Bayview Opportunity Master Fund IVb Trust 17-SPL4, A 144A 3.500%, 1/28/55(2)(3)	660	677

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
Centex Home Equity Loan Trust
02-A, AF6, 5.540%, 1/25/32	$60	$60
04-D, AF5, 5.850%, 9/25/34(2)	309	315
Citigroup Commercial Mortgage Trust 16-SMPL, A 144A 2.228%, 9/10/31(3)	750	743
Citigroup Mortgage Loan Trust, Inc.
04-NCM2, 2CB2, 6.750%, 8/25/34	147	158
14-A, A 144A, 4.000%, 1/25/35(2)(3)	416	433
15-PS1, A1 144A, 3.750%, 9/25/42(2)(3)	353	360
15-A, A1 144A, 3.500%, 6/25/58(2)(3)	882	896
CLNS Trust 17-IKPR, B 144A, (1 month LIBOR + 1.000%) 2.235%, 6/11/32(2)(3)	905	905
Cold Storage Trust 17-ICE3, A 144A , (1 month LIBOR + 1.000%) 2.234%, 4/15/36(2)(3)	1,090	1,093
Colony American Finance Ltd. 15-1, A 144A 2.896%, 10/15/47(3)	562	566
Colony Multi-Family Mortgage Trust 14-1, A 144A 2.543%, 4/20/50(3)	329	327
Colony Starwood Homes Trust 16-2A, C 144A , (1 month LIBOR + 2.150%) 3.384%, 12/17/33(2)(3)	1,000	1,001
COLT Mortgage Loan Trust 16-1, A2 144A 3.500%, 5/25/46(3)	873	878
COLT Mortgage Loan Trust Funding LLC
16-1, A1 144A, 3.000%, 5/25/46(3)	404	411
16-2, A1 144A, 2.750%, 9/25/46(2)(3)	490	497
17-1, A3 144A, 3.074%, 5/27/47(2)(3)	524	531
Commercial Mortgage Lease-Backed Certificates 01-CMLB, A3 144A 7.471%, 6/20/31(2)(3)	460	509
Commercial Mortgage Trust 14-277P, A 144A 3.732%, 8/10/49(2)(3)	2,595	2,709
Credit Suisse Commercial Mortgage Trust 14-LVR2, A2 144A 3.821%, 4/25/44(2)(3)	754	778
Credit Suisse First Boston Mortgage Securities Corp.
03-27, 5A3, 5.250%, 11/25/33	50	51
03-AR30, 5A1, 3.310%, 1/25/34(2)	281	287
Credit Suisse Mortgage Capital Trust
16-BDWN, A 144A, (1 month LIBOR + 2.900%) 4.134%, 2/15/29(2)(3)	875	878
13-HYB1, A16 144A, 2.998%, 4/25/43(2)(3)	810	819
Credit Suisse Mortgage Trust 17-FHA1, A1 144A 3.250%, 4/25/47(2)(3)	1,081	1,091
Deephaven Residential Mortgage Trust
17-1A, A1 144A, 2.725%, 12/26/46(2)(3)	345	345
17-2A, A1 144A, 2.453%, 6/25/47(2)(3)	272	271
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	810	821

	PAR VALUE	VALUE

Non-Agency—continued
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(2)(3)	$1,196	$1,215
GMAC Mortgage Corp. Loan Trust 04-AR1, 12A 3.960%, 6/25/34(2)	124	125
GSAA Home Equity Trust
05-1, AF4, 5.619%, 11/25/34(2)	142	145
05-12, AF3W, 4.999%, 9/25/35(2)	44	44
GSR Mortgage Loan Trust 03-3F, 1A6 6.000%, 4/25/33	534	551
Hilton USA Trust 16-SFP, B 144A 3.323%, 11/5/35(3)	650	654
Home Equity Loan Trust 03-HS2, AIIB , (1 month LIBOR + 0.250%) 1.487%, 6/25/28(2)	167	166
Hospitality Mortgage Trust 17-HIT, B 144A , (1 month LIBOR + 1.180%) 2.412%, 5/8/30(2)(3)	1,045	1,045
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	91	91
Jefferies Resecuritization Trust 14-R1, 1A1 144A 4.000%, 12/27/37(3)	64	64
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
04-1, 21A1, 3.312%, 4/25/34(2)	63	64
04-9, 22A1, 3.865%, 11/25/34(2)	531	534
04-10, 21A1, 3.527%, 1/25/35(2)	551	558
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust
07-PW18, A4, 5.700%, 6/11/50	25	25
07-PW18, AM, 6.084%, 6/11/50(2)	965	967
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
03-S8, A2, 5.000%, 9/25/18	13	13
03-AR6, A1, 3.231%, 6/25/33(2)	237	238
03-AR4, 2A1, 3.012%, 8/25/33(2)	135	134
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A, 4.311%, 8/5/32(3)	110	114
15-SGP, B 144A, (1 month LIBOR + 2.750%) 3.977%, 7/15/36(2)(3)	759	765
11-C4, A3 144A, 4.106%, 7/15/46(3)	1,379	1,396
14-C22, A4, 3.801%, 9/15/47	1,695	1,783
07-LDPX, AM, 5.464%, 1/15/49(2)	414	414
JPMorgan Chase Mortgage Trust
14-2, 2A2 144A, 3.500%, 6/25/29(2)(3)	135	138
06-A2, 4A1, 3.728%, 8/25/34(2)	122	123
04-A4, 2A1, 3.464%, 9/25/34(2)	106	108
05-A4, 3A1, 3.329%, 7/25/35(2)	497	505
14-1, 1A1 144A, 4.000%, 1/25/44(2)(3)	235	243

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
15-1, AM1 144A, 2.630%, 12/25/44(2)(3)	$674	$677
16-1, M2 144A, 3.750%, 4/25/45(2)(3)	701	713
15-5, A2 144A, 2.859%, 5/25/45(2)(3)	793	797
16-2, M2 144A, 3.750%, 12/25/45(2)(3)	1,094	1,113
11-C4, A4 144A, 4.388%, 7/15/46(3)	295	313
16-5, A1 144A, 2.609%, 12/25/46(2)(3)	2,545	2,550
17-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	1,126	1,122
MASTR Alternative Loan Trust
04-10, 3A1, 5.000%, 9/25/19	48	49
03-8, 2A1, 5.750%, 11/25/33	98	101
04-4, 6A1, 5.500%, 4/25/34	147	152
04-7, 9A1, 6.000%, 8/25/34	119	123
05-2, 2A1, 6.000%, 1/25/35	415	428
MASTR Asset Securitization Trust 05-1, 1A1 5.000%, 5/25/20	235	237
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	328	337
Mill City Mortgage Trust
15-1, A3 144A, 3.000%, 6/25/56(2)(3)	600	601
16-1, A1 144A, 2.500%, 4/25/57(2)(3)	942	941
17-1, A1 144A, 2.750%, 11/25/58(2)(3)	484	487
Morgan Stanley – Bank of America (Merrill Lynch) Trust 13-C13, AS 4.266%, 11/15/46	1,515	1,609
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(3)	1,660	1,644
Morgan Stanley Capital I Trust
08-T29, A4, 6.498%, 1/11/43(2)	108	108
08-T29, AM, 6.498%, 1/11/43(2)	950	956
Morgan Stanley Residential Mortgage Loan Trust 14-1A, A1 144A 2.967%, 6/25/44(2)(3)	423	428
Motel 6 Trust 17-MTL6, A 144A , (1 month LIBOR + 0.920%) 2.154%, 8/15/34(2)(3)	895	896
National City Mortgage Capital Trust 08-1, 2A1 6.000%, 3/25/38	173	179
New Residential Mortgage Loan Trust
16-2A, A1 144A, 3.750%, 11/26/35(2)(3)	655	676
14-1A, A 144A, 3.750%, 1/25/54(2)(3)	1,491	1,535
14-2A, A3 144A, 3.750%, 5/25/54(2)(3)	174	177

	PAR VALUE	VALUE

Non-Agency—continued
14-3A, AFX3 144A, 3.750%, 11/25/54(2)(3)	$1,544	$1,559
15-2A, A1 144A, 3.750%, 8/25/55(2)(3)	1,334	1,379
16-1A, A1 144A, 3.750%, 3/25/56(2)(3)	530	544
16-3A, A1 144A, 3.750%, 9/25/56(2)(3)	1,167	1,203
16-4A, A1 144A, 3.750%, 11/25/56(2)(3)	313	323
17-2A, A3 144A, 4.000%, 3/25/57(2)(3)	522	545
NovaStar Mortgage Funding Trust Series 04-4, M5 , (1 month LIBOR + 1.725%) 2.962%, 3/25/35(2)	1,560	1,562
Pretium Mortgage Credit Partners I LLC
17-NPL3, A1 144A, 3.250%, 6/29/32(2)(3)	94	94
17-NPL2, A1 144A, 3.250%, 3/28/57(2)(3)	686	686
Progress Residential Trust 17-SFR1, B 144A 3.017%, 8/17/34(3)	690	690
Starwood Waypoint Homes Trust 17-1, A 144A , (1 month LIBOR + 0.950%) 2.200%, 1/17/35(2)(3)	680	680
Structured Adjustable Rate Mortgage Loan Trust
04-1, 6A, 3.476%, 2/25/34(2)	538	529
04-4, 3A1, 3.471%, 4/25/34(2)	134	135
04-4, 3A2, 3.471%, 4/25/34(2)	645	653
04-14, 7A, 3.411%, 10/25/34(2)	233	233
Structured Asset Securities Corp. 03-37A, 2A 3.241%, 12/25/33(2)	129	129
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	147	146
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates
03-33H, 1A1, 5.500%, 10/25/33	362	369
03-34A, 6A, 3.542%, 11/25/33(2)	342	338
Structured Asset Securities Corp. Pass-Through Certificates 02-AL1, A2 3.450%, 2/25/32	131	130
Towd Point Mortgage Trust
15-3, A1B 144A, 3.000%, 3/25/54(2)(3)	516	520
16-1, A1B 144A, 2.750%, 2/25/55(2)(3)	579	582
15-5, A1B 144A, 2.750%, 5/25/55(2)(3)	869	874
15-5, A2 144A, 3.500%, 5/25/55(2)(3)	275	283
16-2, A1 144A, 3.000%, 8/25/55(2)(3)	313	316
16-4, A1 144A, 2.250%, 7/25/56(2)(3)	722	717
Tricon American Homes Trust 17-SFR1, A 144A 2.716%, 9/17/34(3)	360	358

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
Velocity Commercial Capital Loan Trust 17-1, AFX 144A 3.000%, 5/25/47(2)(3)	$167	$168
Vericrest Opportunity Loan Trust
LVI LLC, 17-NPL3, A1 144A, 3.500%, 3/25/47(2)(3)	787	793
LVIII LLC, 17-NPL5, A1 144A, 3.375%, 5/28/47(2)(3)	143	144
Vericrest Opportunity Loan Trust LLC
15-NPL4, A1 144A, 3.500%, 2/25/55(2)(3)	41	42
17-NPL7, A1 144A, 3.250%, 4/25/59(2)(3)	1,151	1,155
Verus Securitization Trust
17-1A, A1 144A, 2.853%, 1/25/47(2)(3)	275	278
17-2A, A1 144A, 2.485%, 7/25/47(2)(3)	1,327	1,329
VSD 17-PLT1, A 3.600%, 12/25/43	362	363
Wells Fargo Mortgage Backed Securities Trust
03-G, A1, 3.365%, 6/25/33(2)	58	58
03-J, 2A1, 3.379%, 10/25/33(2)	133	135
03-J, 5A1, 3.490%, 10/25/33(2)	194	197
04-A, A1, 3.177%, 2/25/34(2)	62	63
04-K, 1A2, 3.476%, 7/25/34(2)	212	213
04-U, A1, 3.490%, 10/25/34(2)	67	67
04-Z, 2A1, 3.009%, 12/25/34(2)	162	165
05-14, 2A1, 5.500%, 12/25/35	56	57

		78,654
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $117,122)		117,488
ASSET-BACKED SECURITIES—27.3%
American Credit Acceptance Receivables Trust
16-1A, B 144A, 4.240%, 6/13/22(3)	835	843
17-2, C 144A, 2.860%, 6/12/23(3)	920	919
AmeriCredit Automobile Receivables Trust
13-2, D, 2.420%, 5/8/19	663	664
14-1, D, 2.540%, 6/8/20	650	653
16-1, B, 2.300%, 3/8/21	2,045	2,054
15-3, C, 2.730%, 3/8/21	615	621
16-2, B, 2.210%, 5/10/21	1,000	1,002
15-4, C, 2.880%, 7/8/21	700	706
16-4, C, 2.410%, 7/8/22	725	725

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES—continued
17-1, C, 2.710%, 8/18/22	$915	$918
Associates Manufactured Housing Pass-Through Certificates 96-1, B1 8.000%, 3/15/27(2)	333	340
Avis Budget Rental Car Funding LLC
(AESOP) 12-3A, A 144A, 2.100%, 3/20/19(3)	540	541
(AESOP) 13-1A, A 144A, 1.920%, 9/20/19(3)	1,000	1,000
(AESOP) 13-2A, A 144A, 2.970%, 2/20/20(3)	1,905	1,923
2A, A 144A, 2.630%, 12/20/21(3)	910	910
(AESOP) 16-1A, A 144A, 2.990%, 6/20/22(3)	800	807
BRE Grand Islander Timeshare Issuer LLC 17-1A, A 144A 2.940%, 5/25/29(3)	803	804
BXG Receivables Note Trust
12-A, A 144A, 2.660%, 12/2/27(3)	41	40
13-A, A 144A, 3.010%, 12/4/28(3)	136	137
15-A, A 144A, 2.880%, 5/2/30(3)	316	318
California Republic Auto Receivables Trust
15-3, B, 2.700%, 9/15/21	650	654
16-1, B, 3.430%, 2/15/22	785	799
Capital Auto Receivables Asset Trust 13-4, C 2.670%, 2/20/19	144	144
CarFinance Capital Auto Trust 14-2A, B 144A 2.640%, 11/16/20(3)	425	426
CarMax Auto Owner Trust
14-4, B, 2.200%, 9/15/20	700	702
15-2, C, 2.390%, 3/15/21	1,495	1,502
16-2, B, 2.160%, 12/15/21	750	748
17-1, B, 2.540%, 9/15/22	900	907
CCG Receivables Trust 15-1, A3 144A 1.920%, 1/17/23(3)	1,000	1,002
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	1,022	1,008
Chrysler Capital Auto Receivables Trust
14-BA, D 144A, 3.440%, 8/16/21(3)	750	759
15-BA, D 144A, 4.170%, 1/16/23(3)	965	991
CKE Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	592	596
Commonbond Student Loan Trust 17-AGS, A1 144A 2.550%, 5/25/41(3)	879	873
Conseco Financial Corp. 97-3, A5 7.140%, 3/15/28	31	32
CPS Auto Receivables Trust
13-B, A 144A, 1.820%, 9/15/20(3)	549	549
17-C, B 144A, 2.300%, 7/15/21(3)	1,085	1,083

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES—continued
Diamond Resorts Owner Trust 14-1, A 144A 2.540%, 5/20/27(3)	$605	$600
DRB Prime Student Loan Trust 15-D, A3 144A 2.500%, 1/25/36(3)	293	293
Drive Auto Receivables Trust
16-AA, B 144A, 3.170%, 5/15/20(3)	555	557
16-BA, B 144A, 2.560%, 6/15/20(3)	1,521	1,525
15-AA, C 144A, 3.060%, 5/17/21(3)	1,111	1,119
16-CA, C 144A, 3.020%, 11/15/21(3)	995	1,007
15-DA, C 144A, 3.380%, 11/15/21(3)	1,382	1,394
17-AA, C 144A, 2.980%, 1/18/22(3)	900	909
DT Auto Owner Trust
16-1A, B 144A, 2.790%, 5/15/20(3)	371	372
14-3A, C 144A, 3.040%, 9/15/20(3)	304	305
15-3A, C 144A, 3.250%, 7/15/21(3)	655	658
16-2A, C 144A, 3.670%, 1/18/22(3)	820	828
16-3A, C 144A, 3.150%, 3/15/22(3)	865	869
16-4A, C 144A, 2.740%, 10/17/22(3)	1,200	1,202
Earnest Student Loan Program LLC 17-A, A2 144A 2.650%, 1/25/41(3)	842	838
Exeter Automobile Receivables Trust
13-1A, C 144A, 3.520%, 2/15/19(3)	72	72
14-1A, C 144A, 3.570%, 7/15/19(3)	66	66
14-2A, C 144A, 3.260%, 12/16/19(3)	299	300
16-1A, A 144A, 2.350%, 7/15/20(3)	300	301
15-A1, C 144A, 4.100%, 12/15/20(3)	1,000	1,018
15-2A, C 144A, 3.900%, 3/15/21(3)	1,510	1,534
16-3A, B 144A, 2.840%, 8/16/21(3)	1,400	1,403
17-3A, B 144A, 2.810%, 9/15/22(3)	545	542
First Investors Auto Owner Trust
16-2A, C 144A, 2.530%, 7/15/22(3)	1,490	1,476
17-2A, B 144A, 2.650%, 11/15/22(3)	900	899
15-2A, E 144A, 5.590%, 11/15/22(3)	345	348
Flagship Credit Auto Trust
16-1, A 144A, 2.770%, 12/15/20(3)	436	438
14-2, D 144A, 5.210%, 2/15/21(3)	905	928
15-2, C 144A, 4.080%, 12/15/21(3)	505	518

	PAR VALUE		VALUE

ASSET-BACKED SECURITIES—continued
16-2, B 144A, 3.840%, 9/15/22(3)	$825		$843
Foursight Capital Automobile Receivables Trust
16-1, A2 144A, 2.870%, 10/15/21(3)	798		801
17-1, B 144A, 3.050%, 12/15/22(3)	855		855
GM Financial Consumer Automobile Receivables Trust 17-1A, B 144A 2.300%, 6/16/23(3)	915		914
Gold Key Resorts LLC 14-A, A 144A 3.220%, 3/17/31(3)	273		273
GreatAmerica Leasing Receivables Funding LLC 17-1, A4 144A 2.360%, 1/20/23(3)	905		904
Hertz Vehicle Financing LLC
15-2A, A 144A, 2.020%, 9/25/19(3)	1,080		1,076
16-1A, A 144A, 2.320%, 3/25/20(3)	750		749
Hilton Grand Vacations Trust
13-A, A 144A, 2.280%, 1/25/26(3)	565		563
14-AA, A 144A, 1.770%, 11/25/26(3)	170		168
17-AA, A 144A, 2.660%, 12/26/28(3)	794		795
Hyundai Auto Receivables Trust
14-B, D, 2.510%, 12/15/20	400		402
15-A, D, 2.730%, 6/15/21	550		552
15-C, B, 2.150%, 11/15/21	1,500		1,500
Laurel Road Prime Student Loan Trust 17-B, A2FX 144A 2.770%, 8/25/42(3)	1,090		1,088
Leaf Receivables Funding 12 LLC 17-1, B 144A 2.650%, 2/15/22(3)	1,080		1,076
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(3)	900		905
Marriott Vacation Club Owner Trust 12-1A, A 144A 2.510%, 5/20/30(3)	226		226
MVW Owner Trust
15-1A, B 144A, 2.960%, 12/20/32(3)	290		289
16-1A, A 144A, 2.250%, 12/20/33(3)	864		851
17-1A, A 144A, 2.420%, 12/20/34(3)	1,085		1,083
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A, (1 month LIBOR + 1.750%) 2.984%, 9/27/21(2)(3)	1,710		1,714
OneMain Direct Auto Receivables Trust 16-1A, B 144A 2.760%, 5/15/21(3)	645		647
OneMain Financial Issuance Trust
14-1A, A 144A, 2.430%, 6/18/24(3)	—	(10)	—	(10)
15-1A, A 144A, 3.190%, 3/18/26(3)	1,660		1,676
Orange Lake Timeshare Trust
12-AA, A 144A, 3.450%, 3/10/27(3)	312		314

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES—continued
15-AA, A 144A, 2.880%, 9/8/27(3)	$275	$275
Santander Drive Auto Receivables Trust
13-3, C, 1.810%, 4/15/19	2	2
13-5, D, 2.730%, 10/15/19	540	543
14-4, D, 3.100%, 11/16/20	1,095	1,111
16-2, B, 2.080%, 2/16/21	1,000	1,003
16-1, C, 3.090%, 4/15/22	2,010	2,032
17-1, C, 2.580%, 5/16/22	915	917
Sierra Timeshare Receivables Funding LLC
12-3A, A 144A, 1.870%, 8/20/29(3)	247	247
13-1A, A 144A, 1.590%, 11/20/29(3)	50	49
14-1A, A 144A, 2.070%, 3/20/30(3)	73	73
14-2A, A 144A, 2.050%, 6/20/31(2)(3)	47	47
16-1A, A 144A, 3.080%, 3/21/33(3)	373	376
16-2A, A 144A, 2.330%, 7/20/33(3)	483	482
Silverleaf Finance LLC
XVII 13-A, A 144A, 2.680%, 3/16/26(3)	35	35
XVIII 14-A, A 144A, 2.810%, 1/15/27(3)	131	131
SLM Private Education Loan Trust
14-A, 2A2 144A, 2.590%, 1/15/26(3)	1,307	1,315
13-B, A2A 144A, 1.850%, 6/17/30(3)	974	974
13-C, A2A 144A, 2.940%, 10/15/31(3)	242	244
SoFi Consumer Loan Program LLC
16-3, A 144A, 3.050%, 12/26/25(3)	632	638
17-1, A 144A, 3.280%, 1/26/26(3)	1,374	1,392
17-5, A2 144A, 2.780%, 9/25/26(3)	545	543
SoFi Professional Loan Program LLC
14-B, A2 144A, 2.550%, 8/27/29(3)	421	422
15-A, A2 144A, 2.420%, 3/25/30(3)	167	167
16-A, A2 144A, 2.760%, 12/26/36(3)	413	417
17-B, A1FX 144A, 1.830%, 5/25/40(3)	731	731
17-C, A2A 144A, 1.750%, 7/25/40(3)	981	980
Springleaf Funding Trust 16-AA, A 144A 2.900%, 11/15/29(3)	1,090	1,093
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 01-SB1, A2 3.375%, 8/25/31	116	115
SVO VOI Mortgage Corp. 12-AA, A 144A 2.000%, 9/20/29(3)	861	851

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES—continued
TCF Auto Receivables Owner Trust 14-1A, B 144A 2.330%, 5/15/20(3)	$475	$476
Tidewater Auto Receivables Trust 16-AA, B 144A 3.130%, 3/15/20(3)	785	787
TRIP Rail Master Funding LLC 1A, A1 144A 2.709%, 8/15/47(3)	892	894
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	848	848
Volvo Financial Equipment LLC Series 14-1A, C 144A 1.940%, 11/15/21(3)	205	205
VSE VOI Mortgage LLC
16-A, A 144A, 2.540%, 7/20/33(3)	1,123	1,117
17-A, A 144A, 2.330%, 3/20/35(3)	910	905
Welk Resorts LLC
13-AA, A 144A, 3.100%, 3/15/29(3)	97	97
15-AA, A 144A, 2.790%, 6/16/31(3)	222	220
17-AA, A, 2.820%, 6/15/33	869	866
Westgate Resorts LLC 16-1A, A 144A 3.500%, 12/20/28(3)	945	954
Westlake Automobile Receivables Trust
16-2A, C 144A, 2.830%, 5/17/21(3)	1,030	1,037
16-3A, B 144A, 2.070%, 12/15/21(3)	1,688	1,684
17-2A, C 144A, 2.590%, 12/15/22(3)	910	908
TOTAL ASSET-BACKED SECURITIES (Identified Cost $99,242)		99,486

CORPORATE BONDS AND NOTES—25.2%

Consumer Discretionary—2.6%
CalAtlantic Group, Inc.
5.875%, 11/15/24	199	217
5.250%, 6/1/26	565	585
Daimler Finance North America LLC 144A 2.200%, 10/30/21(3)	1,195	1,181
Delphi Automotive plc 3.150%, 11/19/20	540	552
Delphi Corp. 4.150%, 3/15/24	360	382
Discovery Communications LLC 2.950%, 3/20/23	910	911
Horton (D.R.), Inc. 4.750%, 2/15/23	895	970
Hyundai Capital America
144A, 2.125%, 10/2/17(3)	60	60
144A, 2.450%, 6/15/21(3)	855	839
Marriott International, Inc. Series N 3.125%, 10/15/21	290	297
Newell Brands, Inc. 3.150%, 4/1/21	279	285
QVC, Inc. 3.125%, 4/1/19	990	1,000
Sirius XM Radio, Inc. 144A 3.875%, 8/1/22(3)	740	757
Time Warner Cable, Inc. 6.750%, 7/1/18	215	223
Toll Brothers Finance Corp. 4.875%, 11/15/25	595	620

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
TRI Pointe Group, Inc.
4.875%, 7/1/21	$400	$418
5.875%, 6/15/24	175	187
Wyndham Worldwide Corp. 4.150%, 4/1/24	45	45

		9,529

Consumer Staples—0.3%
CVS Health Corp. 2.800%, 7/20/20	540	549
Kraft Heinz Foods Co. (The)
2.800%, 7/2/20	85	87
3.500%, 7/15/22	90	93
Smithfield Foods, Inc.
144A, 2.650%, 10/3/21(3)	32	32
144A, 3.350%, 2/1/22(3)	372	379

		1,140

Energy—2.0%
Anadarko Petroleum Corp. 4.850%, 3/15/21	530	562
Enbridge Energy Partners LP 4.375%, 10/15/20	90	94
Energy Transfer Equity LP 5.000%, 10/1/22	575	621
EP Energy LLC 144A 8.000%, 11/29/24(3)	70	71
Kinder Morgan, Inc. 144A 5.625%, 11/15/23(3)	85	95
Kinder Morgan, Inc. De 3.150%, 1/15/23	1,005	1,010
NGL Energy Partners LP 5.125%, 7/15/19	705	705
Oasis Petroleum, Inc. 6.875%, 1/15/23	350	355
Petrobras Global Finance BV 5.999%, 1/27/28(3)	904	904
Petroleos Mexicanos 4.875%, 1/24/22	850	891
Regency Energy Partners LP 4.500%, 11/1/23	310	325
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	1,240	1,394
Sinopec Capital Ltd. 144A 1.875%, 4/24/18(3)	250	250

		7,277

Financials—10.3%
Air Lease Corp. 2.625%, 9/4/18	550	554
Ally Financial, Inc. 5.750%, 11/20/25	330	358
Ares Capital Corp.
4.875%, 11/30/18	62	64
3.875%, 1/15/20	173	177
3.500%, 2/10/23	740	731
Aviation Capital Group Corp.
144A, 2.875%, 9/17/18(3)	115	116
RegS, 2.875%, 9/17/18(4)	220	222
Bank of America Corp.
5.490%, 3/15/19	66	69

	PAR VALUE	VALUE

Financials—continued
Series L, 2.650%, 4/1/19	$350	$353
(3 month LIBOR + 1.180%) 2.487%, 10/21/22(2)	1,835	1,865
4.200%, 8/26/24	1,375	1,445
BBVA Banco Continental S.A. RegS 5.000%, 8/26/22(4)	520	567
Blackstone Holdings Finance Co., LLC 144A 6.625%, 8/15/19(3)	200	217
Brookfield Finance LLC 4.000%, 4/1/24	789	817
Capital One N.A. 2.950%, 7/23/21	1,085	1,099
Citigroup, Inc. , (3 month LIBOR + 1.430%) 2.746%, 9/1/23(2)	1,090	1,118
Fifth Third Bancorp 4.500%, 6/1/18	150	153
First Horizon National Corp. 3.500%, 12/15/20	440	453
First Tennessee Bank N.A. 2.950%, 12/1/19	250	253
Ford Motor Credit Co., LLC 5.750%, 2/1/21	400	439
FS Investment Corp.
4.250%, 1/15/20	300	307
4.750%, 5/15/22	185	192
General Motors Financial Co., Inc.
3.700%, 11/24/20	670	693
4.200%, 3/1/21	405	424
3.200%, 7/6/21	975	992
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	350	347
3.000%, 4/26/22	900	910
4.250%, 10/21/25	320	333
(3 month LIBOR + 1.750%) 3.064%, 10/28/27(2)	2,015	2,097
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	703	720
HSBC Holdings plc
2.950%, 5/25/21	860	873
(3 month LIBOR + 1.500%) 2.801%, 1/5/22(2)	476	491
Huntington Bancshares, Inc. 7.000%, 12/15/20	245	278
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	250	254
iStar, Inc.
5.000%, 7/1/19	270	274
6.000%, 4/1/22	105	109
5.250%, 9/15/22	330	335
Jefferies Group LLC 5.125%, 4/13/18	150	153
JPMorgan Chase & Co.
2.250%, 1/23/20	540	543
2.295%, 8/15/21	300	300
KeyCorp 5.100%, 3/24/21	185	202
Kimco Realty Corp. 3.300%, 2/1/25	1,120	1,119
Lazard Group LLC 4.250%, 11/14/20	350	370
Lincoln National Corp.
8.750%, 7/1/19	69	77

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Financials—continued
4.200%, 3/15/22	$470	$497
(3 month LIBOR + 2.040%) 3.347%, 4/20/67(2)(5)	75	68
Macquarie Group Ltd. 144A 3.000%, 12/3/18(3)	75	76
MetLife, Inc. 4.368%, 9/15/23	365	397
Metropolitan Life Global Funding I 144A 2.500%, 12/3/20(3)	650	655
Mizuho Financial Group, Inc. 2.273%, 9/13/21	565	556
Morgan Stanley
(3 month LIBOR + 0.930%) 2.243%, 7/22/22(2)	725	728
(3 month LIBOR + 1.400%) 2.713%, 10/24/23(2)	730	746
Navient Corp. 6.500%, 6/15/22	473	502
Nordea Bank AB 144A 1.625%, 9/30/19(3)	1,005	999
Nuveen Finance LLC 144A 2.950%, 11/1/19(3)	430	437
Prudential Financial, Inc. 8.875%, 6/15/38	100	105
S&P Global, Inc. 3.300%, 8/14/20	519	532
Santander Holdings USA, Inc. 144A 3.700%, 3/28/22(3)	910	927
SBA Tower Trust
144A, 3.156%, 10/8/20(3)	750	756
144A, 2.877%, 7/9/21(3)	800	811
144A, 3.168%, 4/11/22(3)	730	729
State Bank of India 144A 3.250%, 4/18/18(3)	300	302
State Street Corp. 4.956%, 3/15/18	525	532
Toronto-Dominion Bank (The) 2.125%, 4/7/21	700	698
Turkiye Is Bankasi 144A 5.500%, 4/21/22(3)	800	814
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	530	538
UBS Group Funding Jersey Ltd. 144A 2.650%, 2/1/22(3)	400	398
Voya Financial, Inc. 2.900%, 2/15/18	122	122
Wells Fargo & Co. 3.069%, 1/24/23	470	478
(3 month LIBOR + 1.230%) 2.541%, 10/31/23(2)	730	747
XLIT Ltd. Series E 2.300%, 12/15/18	135	135

		37,748

Health Care—1.9%
Abbott Laboratories 2.900%, 11/30/21	500	508
AbbVie, Inc.
2.500%, 5/14/20	370	374
2.300%, 5/14/21	495	494
3.200%, 11/6/22	45	46
2.850%, 5/14/23	495	499

	PAR VALUE	VALUE

Health Care—continued
Allergan Funding SCS
3.000%, 3/12/20	$85	$87
3.450%, 3/15/22	90	93
Becton Dickinson & Co.
2.894%, 6/6/22	322	323
3.363%, 6/6/24	192	194
Cardinal Health, Inc.
2.616%, 6/15/22	735	734
3.079%, 6/15/24	735	740
Community Health Systems, Inc. 6.250%, 3/31/23	150	148
Forest Laboratories LLC 144A 4.375%, 2/1/19(3)	55	56
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	95	101
Mylan NV
3.000%, 12/15/18	195	197
3.150%, 6/15/21	230	234
Owens & Minor, Inc. 3.875%, 9/15/21	65	66
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	435	433
Tenet Healthcare Corp.
6.000%, 10/1/20	80	85
144A, 4.625%, 7/15/24(3)	550	544
Valeant Pharmaceuticals International, Inc. 144A 6.500%, 3/15/22(3)	105	111
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	825	839
Zoetis, Inc. 3.450%, 11/13/20	165	171

		7,077

Industrials—2.1%
America West Airlines Pass-Through-Trust 01-1, G 7.100%, 4/2/21	897	976
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)	517	540
CNH Industrial N.V. 4.500%, 8/15/23	754	799
Continental Airlines Pass-Through-Trust 01-1, A1 6.703%, 6/15/21	227	241
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/23(3)	841	886
Masco Corp. 5.950%, 3/15/22	224	252
Penske Truck Leasing Co., LP
RegS, 2.500%, 6/15/19(4)	150	151
144A, 3.375%, 2/1/22(3)	205	210
Pitney Bowes, Inc. 3.875%, 5/15/22	858	844
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	2,373	2,587

		7,486

Information Technology—0.8%
Broadcom Corp.
144A, 2.375%, 1/15/20(3)	545	548
144A, 3.000%, 1/15/22(3)	385	392
Dell International LLC 144A 5.450%, 6/15/23(3)	685	751

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology—continued
Dun & Bradstreet Corp. (The)
3.500%, 12/1/17	$65	$65
4.250%, 6/15/20	135	139
Hewlett Packard Enterprise Co.
2.850%, 10/5/18	325	328
3.600%, 10/15/20	60	62
VMware, Inc.
2.300%, 8/21/20	225	226
2.950%, 8/21/22	465	467

		2,978

Materials—1.6%
Anglo American Capital plc 144A 3.625%, 9/11/24(3)	910	907
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	915	1,029
Glencore Funding LLC 144A 4.125%, 5/30/23(3)	900	937
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	380	385
144A, 5.000%, 5/1/25(3)	520	528
OCP SA 144A 5.625%, 4/25/24(3)	790	851
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(8)	1,075	1,099

		5,736

Real Estate—1.3%
Brixmor Operating Partnership LP 3.875%, 8/15/22	140	144
Corporate Office Properties LP 3.700%, 6/15/21	220	225
Digital Realty Trust LP
3.400%, 10/1/20	325	335
3.950%, 7/1/22	195	206
HCP, Inc. 3.750%, 2/1/19	225	229
Healthcare Trust of America Holdings LP
3.375%, 7/15/21	135	139
2.950%, 7/1/22	920	926
Hospitality Properties Trust 4.650%, 3/15/24	430	450
Select Income REIT 4.150%, 2/1/22	580	589
Senior Housing Properties Trust 3.250%, 5/1/19	125	126
Ventas Realty LP
4.000%, 4/30/19	505	518
2.700%, 4/1/20	152	154
West Europe Finance LLC 144A 3.250%, 10/5/20(3)	535	546

		4,587

Telecommunication Services—1.9%
AT&T, Inc.
3.000%, 6/30/22	1,260	1,272
(3 month LIBOR + 0.890%) 2.202%, 2/14/23(2)	475	474
2.850%, 2/14/23	925	920
3.400%, 8/14/24	550	551

	PAR VALUE	VALUE

Telecommunication Services—continued
Frontier Communications Corp. 10.500%, 9/15/22	$455	$397
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(3)	900	913
T-Mobile USA, Inc. 6.000%, 4/15/24	555	589
Telefonica Emisiones SAU 3.192%, 4/27/18	195	197
Verizon Communications, Inc.
4.600%, 4/1/21	70	76
2.946%, 3/15/22	1,364	1,387
3.125%, 3/16/22	306	313

		7,089

Utilities—0.4%
Exelon Corp.
2.850%, 6/15/20	805	821
3.497%, 6/1/22	196	202
State Grid Overseas Investment Ltd. 144A 2.750%, 5/7/19(3)	330	333

		1,356
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $90,876)		92,003

LOAN AGREEMENTS(2)—5.9%

Consumer Discretionary—1.7%
Altice US Finance I Corp. 2017 Refinancing , (1 month LIBOR + 2.250%) 3.485%, 7/28/25	319	317
Aristocrat Leisure Ltd.
Tranche B-2, (3 month LIBOR + 2.000%) 0.000%, 9/19/24(9)	145	145
Tranche B-2, (1 month LIBOR + 2.000%) 3.307%, 9/19/24	522	524
Boyd Gaming Corp. Refinancing, Tranche B , (weekly LIBOR + 2.500%) 3.694%, 9/15/23	814	817
Charter Communications Operating LLC
Tranche F-1, (1 month LIBOR + 2.000%) 3.240%, 1/3/21	119	119
Tranche I-1, (1 month LIBOR + 2.250%) 3.490%, 1/15/24	873	876
CityCenter Holdings LLC Tranche B , (1 month LIBOR + 2.500%) 3.735%, 4/18/24	319	320
El Dorado Resorts, Inc., (1 month LIBOR + 2.250%) 3.563%, 4/17/24	508	507
Hilton Worldwide Finance LLC Tranche B-2 , (1 month LIBOR + 2.000%) 3.237%, 10/25/23	730	733
Las Vegas Sands LLC 2017 Refinancing , (1 month LIBOR + 2.000%) 3.235%, 3/29/24	556	558
MGM Growth Properties Operation Partnership LP Tranche B , (1 month LIBOR + 2.250%) 3.485%, 4/25/23	281	282
PetSmart, Inc. Tranche B-2 , (1 month LIBOR + 3.000%) 4.240%, 3/11/22	305	257
Scientific Games International, Inc. Tranche B-4 , (1 month LIBOR + 3.250%) 4.504%, 8/14/24	385	385

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 3.740%, 6/8/23	$360	$360

		6,200

Consumer Staples—0.3%
Albertson’s LLC
2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 8/25/21	185	178
2017-1, Tranche B-5, (3 month LIBOR + 3.000%) 4.330%, 12/21/22	332	319
Aramark Intermediate HoldCo Corp. Tranche B, (1 month LIBOR + 2.000%) 3.235%, 3/28/24	359	360
JBS USA Lux S.A., (3 month LIBOR + 2.500%) 3.804%, 10/30/22	244	241
Prestige Brands, Inc. Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 1/26/24	54	54

		1,152

Energy—0.2%
MEG Energy Corp., (3 month LIBOR + 3.500%) 4.833%, 12/31/23	210	209
Paragon Offshore Finance Co., (1 month PRIME + 0.000%) 0.000%, 7/16/21(7)(12)	1	—	(10)
Ultra Resources, Inc., (3 month LIBOR + 3.000%) 4.309%, 4/12/24	410	409

		618

Financials—0.1%
FinCo I LLC, (1 month LIBOR + 2.750%) 2.750%, 7/14/22	260	262

Health Care—1.3%
Community Health Systems, Inc. 2021 Tranche H, (3 month LIBOR + 3.000%) 4.307%, 1/27/21	455	452
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 5.500%, 4/29/24	514	518
Envision Healthcare Corp., (1 month LIBOR + 3.000%) 4.240%, 12/1/23	619	620
HCA, Inc. Tranche B-9, (1 month LIBOR + 2.000%) 3.235%, 3/17/23	2,169	2,176
INC Research Holdings, Inc. Tranche B, (1 month LIBOR + 2.250%) 3.500%, 8/1/24	300	301
Quintiles IMS, Inc. Tranche B-2 (3 month LIBOR + 2.000%) 0.000%, 1/17/25(9)	35	35
Valeant Pharmaceuticals International, Inc. Series F, Tranche B, (1 month LIBOR + 4.750%) 5.990%, 4/1/22	653	664

		4,766

Industrials—0.8%
American Airlines, Inc. Replacement, Tranche B, (1 month LIBOR + 2.500%) 3.735%, 4/28/23	653	655

	PAR VALUE	VALUE
Industrials—continued
TransDigm, Inc.
Tranche D, (1 month LIBOR + 3.000%) 4.284%, 6/4/21	$65	$65
Tranche E, (1 month LIBOR + 3.000%) 4.284%, 5/14/22	78	78
Tranche F, (3 month LIBOR + 3.000%) 4.269%, 6/9/23	675	676
United Airlines, Inc. Tranche B, (3 month LIBOR + 2.250%) 3.561%, 4/1/24	1,562	1,567

		3,041

Information Technology—0.5%
Kronos, Inc. First Lien, (3 month LIBOR + 3.500%) 4.811%, 11/1/23	490	493
Leidos Innovations Corp. Tranche B, (1 month LIBOR + 2.000%) 3.250%, 8/16/23	257	259
Rackspace Hosting, Inc. 2017 Refinancing Tranche B, First Lien, (3 month LIBOR + 3.000%) 4.311%, 11/3/23	640	638
Western Digital Corp. Tranche B-2, (1 month LIBOR + 2.750%) 3.985%, 4/29/23	547	550

		1,940

Materials—0.0%
Ineos U.S. Finance LLC 2022, (1 month LIBOR + 2.750%) 3.985%, 3/31/22	24	24

Telecommunication Services—0.4%
CenturyLink, Inc. Tranche B (3 month LIBOR + 2.750%) 2.750%, 1/31/25	440	426
Level 3 Financing, Inc. 2024, Tranche B, (1 month LIBOR + 2.250%) 3.486%, 2/22/24	913	912
UPC Financing Partnership , (1 month LIBOR + 2.750%) 3.984%, 4/15/25	285	286

		1,624

Utilities—0.6%
Calpine Corp. 2016, (3 month LIBOR + 2.750%) 4.090%, 5/31/23	667	665
NRG Energy, Inc., (3 month LIBOR + 2.250%) 3.583%, 6/30/23	993	993
Vistra Operations Company LLC
Tranche C, (1 month LIBOR + 2.750%) 3.982%, 8/4/23	54	54
(1 month LIBOR + 2.750%) 3.983%, 8/4/23	232	233
2016, (1 month LIBOR + 2.750%) 3.983%, 12/14/23	82	83

		2,028
TOTAL LOAN AGREEMENTS (Identified Cost $21,682)		21,655

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS—0.7%

Financials—0.7%
Bank of New York Mellon Corp. (The) Series E, 4.950%	390	(6)	$405
Citigroup, Inc. Series T, 6.250%	660	(6)	742
JPMorgan Chase & Co. Series Z, 5.300%	1,155	(6)	1,204
Wells Fargo & Co. Series K, 7.980%	325	(6)	335
TOTAL PREFERRED STOCKS (Identified Cost $2,591)			2,686
TOTAL LONG TERM INVESTMENTS—97.3% (Identified Cost $353,178)			354,986

SHORT-TERM INVESTMENT—1.5%

Money Market Mutual Fund—1.5%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(11)	5,308,841		5,309
TOTAL SHORT-TERM INVESTMENT (Identified Cost $5,309)			5,309
TOTAL INVESTMENTS—98.8% (Identified Cost $358,487)			360,295	(1)
Other assets and liabilities, net—1.2%			4,424

NET ASSETS—100.0%			$364,719

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

Foreign currency:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable rate security. Rate disclosed is as of September 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $161,845 or 44.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	Value shown as par value.
(7)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(8)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	This loan will settle after September 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(10)	Amount is less than $500.
(11)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(12)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	93%
Canada	1
Luxembourg	1
Netherlands	1
Turkey	1
United Kingdom	1
Other	2
Total	100%
† % of total investments as of September 30, 2017

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$99,486	$—	$99,486	$—
Corporate Bonds And Notes	92,003	—	92,003	—
Foreign Government Securities	2,889	—	2,889	—
Loan Agreements	21,655	—	21,655	—	*
Mortgage-Backed Securities	117,488	—	117,488
Municipal Bonds	197	—	197	—
U.S. Government Securities	18,582	—	18,582	—
Equity Securities:
Preferred Stocks	2,686	—	2,686	—
Short-Term Investment	5,309	5,309	—	—

Total Investments	$360,295	$5,309	$354,986	$—	*

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2017.

*	Amount is less than $500.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Loan Agreements
Investments in Securities
Balance as of September 30, 2016:	$—
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(c)	—
Purchases	—
Sales(b)	—
Transfers into Level 3(a)	—	(d)(e)
Transfers from Level 3(a)	—

Balance as of September 30, 2017	$—	(e)(f)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations. The change in unrealized appreciation (depreciation) on investments still held on September 30, 2017 was $0.
(d)	The transfer into Level 3 is due to a security default.
(e)	Amount is less than $500.
(f)	Includes internally fair valued security.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.7%
U.S. Treasury Note 1.875%, 2/28/22	$6,285		$6,285
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $6,302)			6,285

MUNICIPAL BONDS—0.1%

Michigan—0.0%
Tobacco Settlement Finance Authority Taxable Turbo Series A, 7.309%, 6/1/34	140		138

Virginia—0.1%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	325		298
TOTAL MUNICIPAL BONDS (Identified Cost $459)			436

FOREIGN GOVERNMENT SECURITIES—11.4%
Argentine Republic
5.625%, 1/26/22	465		488
7.500%, 4/22/26	1,765		1,981
6.875%, 1/26/27	655		707
Series NY, 8.280%, 12/31/33	1,570		1,825
7.125%, 7/6/36	735		771
7.625%, 4/22/46	370		411
Bolivarian Republic of Venezuela RegS, 7.650%, 4/21/25(4)	1,500		510
9.375%, 1/13/34	920		324
Dominican Republic 144A 6.875%, 1/29/26(3)	180		205
Federative Republic of Brazil 12.500%, 1/5/22	2,645	BRL	954
Treasury Note Series F, 10.000%, 1/1/23	2,480	BRL	828
8.500%, 1/5/24	1,690	BRL	541
Treasury Note Series F, 10.000%, 1/1/25	1,880	BRL	625
10.250%, 1/10/28	2,665	BRL	919
5.625%, 1/7/41	670		675
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	910		928
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	1,075		1,054
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	800		893
Provincia de Buenos Aires 144A, 9.125%, 3/16/24(3)	730		841
144A, 7.875%, 6/15/27(3)	1,180		1,282
Republic of Chile 5.500%, 8/5/20	474,000	CLP	786
Republic of Colombia
4.375%, 3/21/23	3,746,000	COP	1,218
3.875%, 4/25/27	400		406
9.850%, 6/28/27	946,000	COP	404
Republic of Costa Rica 144A, 4.375%, 4/30/25(3)	795		783
144A, 7.000%, 4/4/44(3)	200		213
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,405		1,391
Republic of Ghana 144A 10.750%, 10/14/30(3)	665		864

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—continued
Republic of Indonesia Series FR70, 8.375%, 3/15/24	$9,640,000	IDR	$792
Series FR56, 8.375%, 9/15/26	13,950,000	IDR	1,169
144A, 4.350%, 1/8/27(3)	460		488
Republic of Iraq RegS 5.800%, 1/15/28(4)	610		572
Republic of Kazakhstan 144A 5.125%, 7/21/25(3)	245		271
Republic of South Africa Series R208, 6.750%, 3/31/21	10,230	ZAR	738
4.875%, 4/14/26	430		434
4.300%, 10/12/28	2,140		2,016
Republic of Turkey 6.250%, 9/26/22	515		565
7.375%, 2/5/25	1,570		1,824
4.875%, 10/9/26	2,440		2,424
6.000%, 3/25/27	790		848
4.875%, 4/16/43	945		839
Russian Federation 144A, 7.850%, 3/10/18(3)	60,000	RUB	1,042
Series 6216, 6.700%, 5/15/19	57,000	RUB	979
Sultanate of Oman 144A 4.750%, 6/15/26(3)	1,170		1,157
Ukraine 144A, 7.750%, 9/1/22(3)	900		954
144A, 7.750%, 9/1/26(3)	850		875
United Mexican States Series M, 6.500%, 6/9/22	16,410	MXN	893
4.150%, 3/28/27	460		483
4.750%, 3/8/44	508		524
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $43,214)			42,714

MORTGAGE-BACKED SECURITIES—12.4%

Agency—3.1%
FHLMC 3.500%, 4/1/46	1,139		1,176
FNMA
4.000%, 10/1/44	986		1,039
3.500%, 9/1/45	1,765		1,821
3.500%, 1/1/46	982		1,013
3.500%, 5/1/46	946		975
4.000%, 7/1/47	2,654		2,795
4.000%, 8/1/47	2,600		2,738

			11,557

Non-Agency—9.3%
American Homes 4 Rent Trust 14-SFR2, C 144A, 4.705%, 10/17/36(3)	915		984
15-SFR2, C 144A, 4.691%, 10/17/45(3)	1,011		1,091
15-SFR1, A 144A, 3.467%, 4/17/52(3)	669		692
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 03-AR3, M4 , (5.850% minus 1 month LIBOR) 4.286%, 6/25/33(2)	1,131		1,125
AMSR Trust 16-SFR1, D 144A , (1 month LIBOR + 2.400%) 3.634%, 11/17/33(2)(3)	765		775

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America Funding Trust 04-D, 5A1, 3.541%, 1/25/35(2)	$785	$741
05-1, 1A1, 5.500%, 2/25/35	348	348
06-2, 3A1, 6.000%, 3/25/36	163	165
Bank of America (Countrywide) Asset-Backed Certificates 05-1, AF5A 5.090%, 7/25/35(2)	831	859
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1, 6.000%, 10/25/34	338	348
04-24CB, 1A1, 6.000%, 11/25/34	79	79
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 15-200P, A 144A 3.218%, 4/14/33(3)	705	713
Bayview Opportunity Master Fund IIIb Trust 17-RN2, A1 144A 3.475%, 4/28/32(2)(3)	336	338
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A, 4.250%, 4/28/55(3)	625	646
17-SLP5, B1 144A, 4.000%, 6/28/57(2)(3)	700	737
17-SPL1, B1 144A, 4.250%, 10/28/64(2)(3)	493	514
Bayview Opportunity Master Fund IVb Trust 16-SPL2, B1 144A, 4.250%, 6/28/53(2)(3)	445	460
17-SPL3, B1 144A, 4.250%, 11/28/53(2)(3)	745	779
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3, 5.000%, 8/25/35	157	156
15-A, A1 144A, 3.500%, 6/25/58(2)(3)	519	528
Colony American Finance Ltd. 15-1, A 144A 2.896%, 10/15/47(3)	584	587
Colony Starwood Homes Trust 16-2A, C 144A , (1 month LIBOR + 2.150%) 3.384%, 12/17/33(2)(3)	770	771
COLT Mortgage Loan Trust Funding LLC 17-1, A3 144A 3.074%, 5/27/47(2)(3)	601	608
Credit Suisse Commercial Mortgage Trust 14-LVR2, A2 144A 3.821%, 4/25/44(2)(3)	301	311
Credit Suisse Commercial Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	267	254
Deephaven Residential Mortgage Trust 17-1A, A2 144A, 2.928%, 12/26/46(2)(3)	488	486
17-2A, A2 144A, 2.606%, 6/25/47(2)(3)	286	284
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	600	608
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(2)(3)	524	532
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	250	253
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	289	258

	PAR VALUE	VALUE
Non-Agency—continued
Home Equity Loan Trust 03-HS3, AI4 5.550%, 9/25/33(2)	$87	$88
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	90	89
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	208	207
JPMorgan Chase Mortgage Trust 14-5, B2 144A, 3.008%, 10/25/29(2)(3)	372	365
14-1, 1A1 144A, 4.000%, 1/25/44(2)(3)	483	499
16-1, M2 144A, 3.750%, 4/25/45(2)(3)	686	698
16-2, M2 144A, 3.750%, 12/25/45(2)(3)	854	869
16-5, A1 144A, 2.609%, 12/25/46(2)(3)	1,173	1,175
17-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	546	544
MASTR Alternative Loan Trust 05-5, 2A3, 5.500%, 7/25/25	727	683
04-6, 7A1, 6.000%, 7/25/34	906	884
05-2, 2A1, 6.000%, 1/25/35	386	398
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	259	266
New Residential Mortgage Loan Trust
16-4A, B1A 144A, 4.500%, 11/25/56(2)(3)	688	737
17-2A, A3 144A, 4.000%, 3/25/57(2)(3)	456	476
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(3)	620	644
Pretium Mortgage Credit Partners I LLC 17-NPL2, A1 144A 3.250%, 3/28/57(2)(3)	541	542
Progress Residential Trust 17-SFR1, B 144A 3.017%, 8/17/34(3)	385	385
RCO Mortgage LLC 17-1, A1 144A 3.375%, 8/25/22(2)(3)	549	550
Resecuritization Pass-Through Trust 05-8R, A5 6.000%, 10/25/34	308	310
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	575	591
Sequoia Mortgage Trust 13-8, B1 3.532%, 6/25/43(2)	728	733
Towd Point Mortgage Trust
15-1, A2 144A, 3.250%, 10/25/53(2)(3)	555	564
15-6, M1 144A, 3.750%, 4/25/55(2)(3)	760	790
15-5, A2 144A, 3.500%, 5/25/55(2)(3)	690	710
15-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	1,920	1,953
Tricon American Homes Trust 17-SFR1, A 144A 2.716%, 9/17/34(3)	185	184
Vericrest Opportunity Loan Trust
LVI LLC, 17-NPL3, A1 144A, 3.500%, 3/25/47(2)(3)	580	585

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
LVIII LLC, 17-NPL5, A1 144A, 3.375%, 5/28/47(2)(3)	$391	$393
VSD 17-PLT1, A 3.600%, 12/25/43	317	317
Wells Fargo Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	875	882

		35,141
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $46,246)		46,698

ASSET-BACKED SECURITIES—5.0%
AmeriCredit Automobile Receivables Trust 17-3, D 3.180%, 7/18/23	1,110	1,109
Avis Budget Rental Car Funding LLC 2A, A 144A 2.630%, 12/20/21(3)	1,105	1,105
Carnow Auto Receivables Trust 16-1A, D 144A 7.340%, 11/15/21(3)	745	747
Chrysler Capital Auto Receivables Trust 16-BA, D 144A 3.510%, 9/15/23(3)	860	857
CKE Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	534	538
Club Credit Trust 17-NP1, B 144A 3.560%, 9/15/23(3)	750	750
DB Master Finance LLC 17-1A, A2I 144A 3.629%, 11/20/47(3)	940	940
Drive Auto Receivables Trust 17-2, C 2.750%, 9/15/23	1,105	1,103
Drug Royalty III LP 1 16-1A, A 144A 3.979%, 4/15/27(3)	866	867
DT Auto Owner Trust 17-2A, D 144A 3.890%, 1/15/23(3)	1,180	1,189
Exeter Automobile Receivables Trust 14-3A, D 144A 5.690%, 4/15/21(3)	965	997
First Investors Auto Owner Trust 15-2A, E 144A 5.590%, 11/15/22(3)	950	957
Flagship Credit Auto Trust
15-1, D 144A, 5.260%, 7/15/21(3)	885	913
14-1, E 144A, 5.710%, 8/16/21(3)	665	679
HOA Funding LLC 14-1A, A2 144A 4.846%, 8/20/44(3)	1,039	972
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(3)	775	779
Prosper Marketplace Issuance Trust
17-1A, B 144A, 3.650%, 6/15/23(3)	848	856
17-2A, B 144A, 3.480%, 9/15/23(3)	740	742
Santander Drive Auto Receivables Trust 17-2, D 3.490%, 7/17/23	1,020	1,033
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(3)	776	787
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	676	692
TOTAL ASSET-BACKED SECURITIES (Identified Cost $18,530)		18,612

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES—54.0%

Consumer Discretionary—7.5%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(3)	$715	$771
Beazer Homes USA, Inc.
5.750%, 6/15/19	472	496
6.750%, 3/15/25	325	342
144A, 5.875%, 10/15/27(3)	815	815
Cablevision Systems Corp. 5.875%, 9/15/22	835	864
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(10)	207	275
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	320	327
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	785	847
CalAtlantic Group, Inc.
5.250%, 6/1/26	510	528
5.000%, 6/15/27	550	556
Cequel Communications Holdings I LLC 144A 5.125%, 12/15/21(3)	655	666
Charter Communications Operating LLC 4.908%, 7/23/25	860	919
Clear Channel Worldwide Holdings, Inc.
Series B, 7.625%, 3/15/20	435	430
Series A, 7.625%, 3/15/20	320	315
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	540	552
CRC Escrow Issuer LLC 144A 5.250%, 10/15/25(3)	400	403
Discovery Communications LLC 3.950%, 3/20/28	900	898
Eldorado Resorts, Inc. 6.000%, 4/1/25	545	572
Expedia Inc 144A 3.800%, 2/15/28(3)	171	169
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	710	746
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	455	468
Horton (D.R.), Inc. 4.750%, 2/15/23	620	672
iHeartCommunications, Inc. 9.000%, 12/15/19	550	419
International Game Technology plc 144A 6.250%, 2/15/22(3)	340	376
Laureate Education, Inc. 144A 8.250%, 5/1/25(3)	210	226
Lear Corp. 3.800%, 9/15/27	1,105	1,100
M/I Homes, Inc. 144A 5.625%, 8/1/25(3)	780	797
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	700	690
MDC Holdings, Inc. 5.500%, 1/15/24	880	948
Meritor, Inc. 6.750%, 6/15/21	191	198
PetSmart, Inc. 144A 8.875%, 6/1/25(3)	485	385

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Pinnacle Entertainment, Inc. 5.625%, 5/1/24	$350	$358
QVC, Inc. 5.125%, 7/2/22	240	257
Scientific Games International, Inc.
6.625%, 5/15/21	540	554
144A, 7.000%, 1/1/22(3)	590	626
SFR Group S.A. 144A 7.375%, 5/1/26(3)	905	975
Signet UK Finance plc 4.700%, 6/15/24	895	886
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	610	621
Station Casinos LLC 144A 5.000%, 10/1/25(3)	220	221
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	490	519
Toll Brothers Finance Corp. 4.875%, 11/15/25	195	203
TRI Pointe Group, Inc. 5.875%, 6/15/24	815	872
Viking Cruises Ltd. 144A 5.875%, 9/15/27(3)	940	943
Vista Outdoor, Inc. 5.875%, 10/1/23	850	874
Weekley Homes LLC 144A 6.625%, 8/15/25(3)	960	929
Wyndham Worldwide Corp. 4.500%, 4/1/27	795	797
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	890	912

		28,317

Consumer Staples—2.0%
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	930	962
BAT Capital Corp.
144A, 3.222%, 8/15/24(3)	740	741
144A, 3.557%, 8/15/27(3)	1,125	1,128
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(3)	395	420
Dole Food Co., Inc. 144A 7.250%, 6/15/25(3)	575	622
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	485	473
MARB BondCo plc 144A 7.000%, 3/15/24(3)	755	744
Post Holdings, Inc.
144A, 5.000%, 8/15/26(3)	620	619
144A, 5.750%, 3/1/27(3)	205	211
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	785	766
Safeway, Inc. 7.250%, 2/1/31	510	439
Smithfield Foods, Inc. 144A 2.650%, 10/3/21(3)	34	34
Tops Holding LLC 144A 8.000%, 6/15/22(3)	760	505

		7,664

Energy—12.6%
Afren plc 144A 11.500%, 2/1/20(3)(11)(12)	464	1

	PAR VALUE	VALUE

Energy—continued
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	$815	$846
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(3)	455	491
American Midstream Partners LP 144A 8.500%, 12/15/21(3)	365	377
Anadarko Finance Co. Series B 7.500%, 5/1/31	245	305
Anadarko Petroleum Corp. 6.600%, 3/15/46	460	569
Antero Resources Corp. 5.625%, 6/1/23	490	511
Archrock Partners LP 6.000%, 10/1/22	740	720
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	380	394
Callon Petroleum Co. 6.125%, 10/1/24	800	836
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	675	685
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	680	773
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(3)	885	876
Compagnie Generale de Geophysique-Veritas SA 6.500%, 6/1/21(11)	725	328
Continental Resources, Inc. 4.500%, 4/15/23	305	306
Crestwood Midstream Partners LP 5.750%, 4/1/25	670	684
Denbury Resources, Inc. 5.500%, 5/1/22	360	206
Ecopetrol S.A.
5.875%, 9/18/23	615	683
5.375%, 6/26/26	1,705	1,816
Encana Corp.
3.900%, 11/15/21	320	330
8.125%, 9/15/30	330	427
Energy Transfer Equity LP
5.000%, 10/1/22	1,010	1,091
5.875%, 1/15/24	885	950
EP Energy LLC
9.375%, 5/1/20	380	316
144A, 8.000%, 11/29/24(3)	530	535
EQT Corp. 3.900%, 10/1/27	326	326
FTS International, Inc. 6.250%, 5/1/22	450	412
Gazprom OAO 144A 4.950%, 2/6/28(3)(7)	750	766
Geopark Ltd. 144A 6.500%, 9/21/24(3)	960	962
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	540	571
HollyFrontier Corp. 5.875%, 4/1/26	900	979
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	450	492
Kinder Morgan, Inc. 7.750%, 1/15/32	1,115	1,432
Matador Resources Co. 6.875%, 4/15/23	910	963

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
MEG Energy Corp. 144A 6.500%, 1/15/25(3)	$450	$438
MPLX LP 4.875%, 12/1/24	875	943
Nabors Industries, Inc. 5.500%, 1/15/23	1,055	1,034
NGL Energy Partners LP 5.125%, 7/15/19	925	925
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(7)	1,105	1,136
NuStar Logistics LP 5.625%, 4/28/27	360	380
Oasis Petroleum, Inc. 6.875%, 1/15/23	1,000	1,015
Occidental Petroleum Corp. 4.400%, 4/15/46	700	743
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)(11)	1,013	362
Parker Drilling Co. 7.500%, 8/1/20	1,075	954
Peabody Energy Corp.
144A, 6.000%, 3/31/22(3)	95	98
144A, 6.375%, 3/31/25(3)	510	524
Pertamina Persero PT
144A, 4.300%, 5/20/23(3)	600	630
144A, 6.000%, 5/3/42(3)	400	451
144A, 5.625%, 5/20/43(3)	320	344
Petrobras Global Finance BV
144A, 5.299%, 1/27/25(3)	1,190	1,188
7.375%, 1/17/27	2,292	2,523
5.999%, 1/27/28(3)	198	198
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)	1,580	480
Petroleos Mexicanos
6.875%, 8/4/26	2,050	2,332
6.500%, 6/2/41	465	486
5.500%, 6/27/44	650	606
PTTEP Treasury Center Co., Ltd. 144A 4.875%, 12/31/49(3)	315	320
RSP Permian, Inc. 144A 5.250%, 1/15/25(3)	735	746
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	320	322
SESI LLC 144A 7.750%, 9/15/24(3)	730	756
Seven Generations Energy Ltd. 144A 5.375%, 9/30/25(3)	900	907
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	895	1,007
State Oil Co. of the Azerbaijan Republic 6.950%, 3/18/30	855	933
Transocean, Inc.
144A, 9.000%, 7/15/23(3)	440	474
6.800%, 3/15/38	250	204
Ultra Resources, Inc.
144A, 6.875%, 4/15/22(3)	37	38
144A, 7.125%, 4/15/25(3)	185	187
Weatherford International Ltd. 144A 9.875%, 2/15/24(3)	250	275

	PAR VALUE		VALUE

Energy—continued
YPF S.A.
144A, 8.500%, 3/23/21(3)	$490		$550
144A, 6.950%, 7/21/27(3)	945		1,002

			47,470

Financials—12.2%
AerCap Ireland Capital DAC 3.650%, 7/21/27	975		971
Akbank TAS 144A 7.500%, 2/5/18(3)	2,440	TRY	675
Allstate Corp. (The) 5.750%, 8/15/53(6)	845		927
Ally Financial, Inc. 5.750%, 11/20/25	575		623
Ares Capital Corp.
3.625%, 1/19/22	465		472
3.500%, 2/10/23	565		558
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	725		754
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)	425		470
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	730		796
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)	1,095		1,210
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	395		445
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(3)	550		575
Bancolombia S.A. 5.125%, 9/11/22	1,015		1,077
Bank of America Corp.
4.200%, 8/26/24	1,977		2,078
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	875		940
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	185,000	CLP	302
Brighthouse Financial, Inc. 144A 3.700%, 6/22/27(3)	1,155		1,134
Brookfield Finance LLC 4.000%, 4/1/24	575		595
Capital One Financial Corp. 3.750%, 7/28/26	1,030		1,020
Citigroup, Inc.
3.200%, 10/21/26	1,420		1,399
Compass Bank 3.875%, 4/10/25	900		898
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	1,090		1,101
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	915		932
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	925		962
FS Investment Corp.
4.250%, 1/15/20	525		538
4.750%, 5/15/22	200		208
Genworth Holdings, Inc. 4.900%, 8/15/23	585		500
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)	725		792

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
ICAHN Enterprises LP
6.000%, 8/1/20	$370	$382
5.875%, 2/1/22	510	525
6.250%, 2/1/22	195	203
ING Groep N.V. 6.000%(5)(6)	865	891
iStar, Inc.
5.000%, 7/1/19	430	436
6.000%, 4/1/22	350	362
5.250%, 9/15/22	510	518
Jefferies Group LLC 4.850%, 1/15/27	360	378
JPMorgan Chase & Co.
3.300%, 4/1/26	740	742
2.950%, 10/1/26	1,200	1,174
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	795	888
Leucadia National Corp. 5.500%, 10/18/23	575	615
Lincoln National Corp. , (3 month LIBOR + 2.040%) 3.347%, 4/20/67(2)(6)	300	271
Manufacturers & Traders Trust Co. 3.400%, 8/17/27	500	501
Morgan Stanley 3.125%, 7/27/26	850	833
Navient Corp.
7.250%, 9/25/23	190	206
6.750%, 6/25/25	715	744
OM Asset Management plc 4.800%, 7/27/26	785	810
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(3)(7)	1,315	1,411
Prudential Financial, Inc. 5.875%, 9/15/42	1,430	1,584
Santander Bank NA 8.750%, 5/30/18	400	418
Santander Holdings USA, Inc. 144A 4.400%, 7/13/27(3)	700	714
Sberbank of Russia 144A 5.500%, 2/26/24(3)(7)	450	459
Springleaf Finance Corp. 6.125%, 5/15/22	385	408
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	635	645
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	740	747
Toronto-Dominion Bank (The) 3.625%, 9/15/31	295	294
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	500	513
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	910	924
Voya Financial, Inc. 5.650%, 5/15/53	870	924
Wells Fargo & Co.
3.550%, 9/29/25	870	893
5.900%, 8/15/27	2,210	2,406

		45,771

Health Care—3.3%
Abbott Laboratories 3.750%, 11/30/26	1,030	1,056

	PAR VALUE	VALUE

Health Care—continued
Becton Dickinson & Co.
3.363%, 6/6/24	$178	$180
3.700%, 6/6/27	1,050	1,058
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(3)	140	143
Community Health Systems, Inc.
6.875%, 2/1/22	420	330
6.250%, 3/31/23	355	350
Concordia International Corp. 144A 9.000%, 4/1/22(3)	185	144
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	345	330
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(18)	445	462
Endo Finance LLC 144A 5.375%, 1/15/23(3)	660	538
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	165	177
HCA, Inc. 5.375%, 2/1/25	435	458
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	395	414
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	675	726
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	710	696
SP Finco LLC 144A 6.750%, 7/1/25(3)	190	179
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	570	598
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(3)	470	445
Tenet Healthcare Corp.
6.000%, 10/1/20	180	192
8.125%, 4/1/22	205	209
144A, 5.125%, 5/1/25(3)	260	256
144A, 7.000%, 8/1/25(3)	785	738
Valeant Pharmaceuticals International, Inc.
144A, 6.375%, 10/15/20(3)	320	320
144A, 7.500%, 7/15/21(3)	130	130
144A, 5.625%, 12/1/21(3)	140	131
144A, 6.500%, 3/15/22(3)	70	74
144A, 5.875%, 5/15/23(3)	380	336
144A, 7.000%, 3/15/24(3)	80	85
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	565	562
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	1,030	1,040

		12,357

Industrials—3.4%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	765	833
Avantor, Inc. 144A 6.000%, 10/1/24(3)	415	425
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	575	557
CEMEX Finance LLC 144A 6.000%, 4/1/24(3)	310	328
CNH Industrial N.V. 4.500%, 8/15/23	708	750

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Continental Airlines Pass-Through-Trust 01-1, A1 6.703%, 6/15/21	$42	$45
DP World Ltd. 144A 6.850%, 7/2/37(3)	400	494
Embraer Netherlands Finance BV 5.400%, 2/1/27	370	401
GATX Corp. 3.250%, 9/15/26	125	123
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	708	729
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	430	428
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	830	829
JSL Europe S.A. 144A 7.750%, 7/26/24(3)	910	958
Latam Finance Ltd. 144A 6.875%, 4/11/24(3)	795	844
Masco Corp. 5.950%, 3/15/22	486	547
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	60	64
Owens Corning 3.400%, 8/15/26	1,260	1,242
Pitney Bowes, Inc. 3.875%, 5/15/22	939	923
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	490	541
SCF Capital Designated Activity Co. 144A 5.375%, 6/16/23(3)	470	487
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	225	238
TransDigm, Inc. 6.500%, 5/15/25	270	278
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(3)	609	620

		12,684

Information Technology—1.9%
Arrow Electronics, Inc. 3.875%, 1/12/28	860	858
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	503	449
Broadcom Corp. 144A, 3.000%, 1/15/22(3)	250	254
144A, 3.625%, 1/15/24(3)	1,145	1,176
Dell International LLC 144A, 5.450%, 6/15/23(3)	150	165
144A, 8.100%, 7/15/36(3)	295	369
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	425	449
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(3)	1,085	1,157
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	930	909
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	60	60
VMware, Inc. 2.950%, 8/21/22	597	599
3.900%, 8/21/27	636	643

		7,088

	PAR VALUE	VALUE
Materials—5.4%
AK Steel Corp. 7.500%, 7/15/23	$385	$419
7.000%, 3/15/27	630	642
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	393	419
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	1,110	1,180
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	1,200	1,185
ArcelorMittal 6.125%, 6/1/25	945	1,087
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(6)	1,015	1,195
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	500	524
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	765	787
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	375	422
Freeport-McMoRan, Inc. 3.550%, 3/1/22	255	251
3.875%, 3/15/23	385	379
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	635	687
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	150	160
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	950	955
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	910	945
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	1,120	1,201
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)	395	400
144A, 5.000%, 5/1/25(3)	790	802
OCP SA 144A 5.625%, 4/25/24(3)	690	743
Owens-Brockway Glass Container, Inc. 144A 6.375%, 8/15/25(3)	620	701
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	930	946
Severstal OAO 144A 5.900%, 10/17/22(3)(7)	275	306
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(7)	620	634
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	450	491
Tronox Finance plc 144A 5.750%, 10/1/25(3)	225	231
Vale Overseas Ltd.
5.875%, 6/10/21	535	589
6.250%, 8/10/26	500	569
Valvoline, Inc. 144A 4.375%, 8/15/25(3)	640	651
Vedanta Resources plc 144A 6.125%, 8/9/24(3)	775	786
Venator Finance S.a.r.l. 144A 5.750%, 7/15/25(3)	170	177

		20,464

Real Estate—1.7%
EPR Properties 4.750%, 12/15/26	815	842

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE

Real Estate—continued
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	$605		$626
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	455		454
Hospitality Properties Trust 4.950%, 2/15/27	925		969
MPT Operating Partnership LP
5.500%, 5/1/24	455		477
5.000%, 10/15/27	415		425
Physicians Realty LP 4.300%, 3/15/27	790		807
Select Income REIT 4.500%, 2/1/25	900		909
Uniti Group, Inc. 144A 7.125%, 12/15/24(3)	900		760

			6,269

Telecommunication Services—2.2%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	650		689
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	5,000	MXN	261
AT&T, Inc.
3.400%, 8/14/24	749		750
4.250%, 3/1/27	470		483
3.900%, 8/14/27	995		996
5.250%, 3/1/37	155		163
4.800%, 6/15/44	580		564
5.650%, 2/15/47	300		327
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	665		650
Frontier Communications Corp.
6.250%, 9/15/21	370		304
10.500%, 9/15/22	695		606
GTH Finance BV 144A 7.250%, 4/26/23(3)	700		794
Qwest Corp. 7.250%, 9/15/25	400		442
Sprint Communications, Inc. 6.000%, 11/15/22	875		943
T-Mobile USA, Inc. 6.375%, 3/1/25	435		468

			8,440

Utilities—1.8%
AmeriGas Partners LP 5.500%, 5/20/25	340		349
Dynegy, Inc. 7.375%, 11/1/22	675		705
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	600		622
Exelon Corp. 3.497%, 6/1/22	1,370		1,411
Ferrellgas Partners LP
8.625%, 6/15/20	155		147
6.750%, 6/15/23	855		823
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	910		855
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	795		887

	PAR VALUE	VALUE

Utilities—continued
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	$111	$110
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)	860	894
Texas Competitive Electric Escrow Series A 10.250%, 11/1/36(11)(17)	200	—	(14)
Vistra Operations Company LLC 144A 11.500%, 10/1/20(3)(11)(17)	375	—	(14)

		6,803
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $201,640)		203,327

LOAN AGREEMENTS(2)—8.9%

Consumer Discretionary—2.0%
Advantage Sales & Marketing, Inc.
Tranche B-2, First Lien, (3 month LIBOR + 3.250%) 4.561%, 7/23/21	344	323
Second Lien, (1 month LIBOR + 6.500%) 7.735%, 7/25/22	680	608
Affinity Gaming LLC , (3 month LIBOR + 3.500%) 4.833%, 7/1/23	520	521
Bass Pro Group LLC , (1 month LIBOR + 5.000%) 6.235%, 12/15/23	375	353
Caesars Entertainment Operating Co., Inc.
Tranche B-6, (3 month PRIME + 1.500%) 1.500%, 3/1/20(10)	484	587
(3 month PRIME + 0.000%) 0.000%, 4/4/24(8)	195	195
Caesars Entertainment Resort Properties LLC Tranche B, First Lien , (1 month LIBOR + 3.500%) 4.735%, 10/11/20	745	746
Caesars Growth Properties Holdings LLC 2017, First Lien , (1 month LIBOR + 3.000%) 4.235%, 5/8/21	345	346
Gateway Casinos & Entertainment Ltd. Tranche B-1 , (3 month LIBOR + 3.750%) 5.083%, 2/22/23	140	140
Hoya Midco LLC First Lien, (1 month LIBOR + 4.000%) 5.235%, 6/30/24	244	244
Laureate Education, Inc. 2024 , (1 month LIBOR + 4.500%) 5.735%, 4/26/24	762	765
Leslie’s Poolmart, Inc. Tranche B-1 , (3 month LIBOR + 3.750%) 5.061%, 8/16/23	302	302
Mohegan Tribal Gaming Authority Tranche B , (1 month LIBOR + 4.000%) 5.235%, 10/13/23	447	451
Playa Resorts Holding B.V., (3 month LIBOR + 3.000%) 4.320%, 4/29/24	120	119
Scientific Games International, Inc. Tranche B-4 , (1 month LIBOR + 3.250%) 4.485%, 8/14/24	280	280
Seminole Tribe of Florida Tranche B , (3 month LIBOR + 2.000%) 3.456%, 7/8/24	550	553
U.S. Farathane LLC , (weekly LIBOR + 3.500%) 4.833%, 12/31/21	474	475
UFC Holdings LLC First Lien , (1 month LIBOR + 3.250%) 4.490%, 8/18/23	393	394

		7,402

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—0.9%
Albertson’s LLC 2017-1, Tranche B-4 , (1 month LIBOR + 2.750%) 3.985%, 8/25/21	$610	$587
Amplify Snack Brands, Inc., (1 month LIBOR + 5.500%) 6.740%, 9/2/23	643	635
Chobani LLC
Tranche B, (1 month LIBOR + 3.500%) 0.000%, 10/7/23(8)	185	187
First Lien, (1 month LIBOR + 4.250%) 5.485%, 10/10/23	151	152
Galleria Co. Tranche B , (1 month LIBOR + 3.000%) 4.250%, 9/29/23	237	236
JBS USA Lux S.A. , (3 month LIBOR + 2.500%) 3.804%, 10/30/22	209	206
Milk Specialties Co. , (3 month LIBOR + 4.000%) 5.333%, 8/16/23	554	558
Parfums Holdings Co., Inc. First Lien , (3 month LIBOR + 4.750%) 6.083%, 6/30/24	344	347
TKC Holdings, Inc. First Lien , (2 month LIBOR + 4.250%) 5.522%, 2/1/23	453	457

		3,365

Energy—0.8%
California Resources Corp., (1 month LIBOR + 10.375%) 11.609%, 12/31/21	420	447
Chesapeake Energy Corp. Tranche A , (3 month LIBOR + 7.500%) 8.814%, 8/23/21	122	131
Contura Energy, Inc. , (2 month LIBOR + 5.000%) 6.280%, 3/18/24	466	458
Jonah Energy LLC Second Lien , (3 month PRIME + 5.500%) 9.750%, 5/12/21	520	519
Peabody Energy Corp. 2017 , (1 month LIBOR + 3.500%) 4.735%, 3/31/22	266	267
Seadrill Operating LP , (3 month LIBOR + 3.000%) 4.333%, 2/21/21	492	358
Traverse Midstream Partners LLC , (3 month LIBOR + 4.000%) 5.330%, 9/27/24	535	542
Ultra Resources, Inc. , (3 month LIBOR + 3.000%) 4.309%, 4/12/24	435	434

		3,156

Financials—0.6%
Asurion LLC Tranche B-2, Second Lien , (1 month LIBOR + 6.000%) 7.235%, 8/4/25	1,174	1,199
FinCo I LLC , (1 month LIBOR + 2.750%) 2.750%, 7/14/22	200	202
Focus Financial Partners LLC First Lien , (3 month LIBOR + 3.250%) 4.549%, 7/3/24	105	106
Walter Investment Management Corp. Tranche B , (1 month LIBOR + 3.750%) 4.985%, 12/18/20	608	557

		2,064

	PAR VALUE	VALUE
Health Care—0.8%
21st Century Oncology Holdings, Inc. Tranche B, (3 month LIBOR + 6.125%) 7.465%, 4/30/22(19)	$159	$150
Change Healthcare Holdings, Inc. , (1 month LIBOR + 2.750%) 3.985%, 3/1/24	328	329
CHG Healthcare Services, Inc. First Lien , (3 month LIBOR + 3.250%) 4.561%, 6/7/23	475	479
Endo Luxembourg Finance Co. S.a.r.l. , (1 month LIBOR + 4.250%) 5.500%, 4/29/24	224	226
Envision Healthcare Corp., (1 month LIBOR + 3.000%) 4.240%, 12/1/23	95	95
HLF Financing S.a.r.l. Senior Lien , (1 month LIBOR + 5.500%) 6.735%, 2/15/23	212	214
MMM Holdings, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	198	196
MSO of Puerto Rico, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	144	142
NVA Holdings, Inc. Second Lien , (3 month LIBOR + 7.000%) 8.333%, 8/14/22	569	573
PharMerica Corp. Second Lien (3 month LIBOR + 8.250%) 0.000%, 9/26/25(8)	80	80
Quorum Health Corp., (3 month LIBOR + 6.750%) 8.026%, 4/29/22	243	246
U.S. Renal Care, Inc. First Lien , (3 month LIBOR + 4.250%) 5.583%, 12/30/22	384	371

		3,101

Industrials—1.2%
84 Lumber Co. , (1 month LIBOR + 5.750%) 6.987%, 10/25/23	464	469
Accudyne Industries LLC , (3 month LIBOR + 3.750%) 5.083%, 8/18/24	105	105
Hayward Industries, Inc. First Lien , (1 month LIBOR + 3.500%) 4.735%, 8/5/24	105	106
Husky Injection Molding Systems Ltd. , (1 month LIBOR + 3.250%) 4.485%, 6/30/21	481	483
Navistar, Inc. Tranche B , (1 month LIBOR + 4.000%) 5.240%, 8/7/20	445	447
PAE Holding Corp. First Lien , (1 month LIBOR + 5.500%) 6.735%, 10/20/22	271	272
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.067%, 2/28/22	1,105	1,113
TransDigm, Inc.
Tranche F, (3 month LIBOR + 3.000%) 4.284%, 6/9/23	857	859
Tranche G, (1 month LIBOR + 3.000%) 4.284%, 8/22/24	75	75
Zodiac Pool Solutions LLC Tranche B-1, First Lien, (3 month LIBOR + 4.000%) 5.333%, 12/20/23	417	421

		4,350

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—0.8%
Applied Systems, Inc. Second Lien , (3 month LIBOR + 7.000%) 8.324%, 9/19/25	$100	$103
Blackboard, Inc. Tranche B-4, First Lien , (3 month LIBOR + 5.000%) 6.304%, 6/30/21	172	166
Everi Payments, Inc. Tranche B , (1 month LIBOR + 4.500%) 5.735%, 5/9/24	224	226
Kronos, Inc. Second Lien , (3 month LIBOR + 8.250%) 9.561%, 11/1/24	193	199
NAB Holdings LLC , (3 month LIBOR + 3.500%) 4.833%, 7/1/24	299	301
Presidio LLC Tranche B , (1 month LIBOR + 3.250%) 4.549%, 2/2/22	551	555
Rackspace Hosting, Inc. 2017 Refinancing Tranche B, First Lien , (3 month LIBOR + 3.000%) 4.311%, 11/3/23	276	275
Sungard Availability Services Capital, Inc. 2021, Tranche B , (1 month LIBOR + 7.000%) 8.235%, 9/30/21	625	581
Veritas US, Inc. Tranche B , (3 month LIBOR + 4.500%) 5.833%, 1/27/23	676	681

		3,087

Materials—0.9%
Anchor Glass Container Corp.
2017, First Lien, (3 month LIBOR + 2.750%) 4.024%, 12/7/23	187	187
Second Lien, (3 month LIBOR + 7.750%) 9.067%, 12/7/24	202	204
CPG International LLC , (3 month LIBOR + 3.750%) 5.083%, 5/5/24	572	576
CPI Acquisition, Inc. First Lien , (3 month LIBOR + 4.500%) 5.962%, 8/17/22	1,049	741
Ineos U.S. Finance LLC 2022 , (1 month LIBOR + 2.750%) 3.985%, 3/31/22	56	56
KMG Chemicals, Inc., (1 month LIBOR + 4.250%) 5.485%, 6/15/24	147	148
MacDermid, Inc.
Tranche B, (1 month LIBOR + 2.500%) 4.735%, 6/7/20	135	135
Tranche B-5, (1 month LIBOR + 3.500%) 4.735%, 6/7/20	427	428
New Arclin U.S. Holdings Corp. First Lien , (3 month LIBOR + 4.250%) 5.583%, 2/14/24	349	352
Omnova Solutions, Inc. Tranche B-2 , (1 month LIBOR + 4.250%) 5.485%, 8/25/23	587	591
PQ Corp. Tranche B-1 , (3 month LIBOR + 3.250%) 4.562%, 11/4/22	121	123

		3,541

Real Estate—0.1%
Capital Automotive LP Tranche B, Second Lien , (1 month LIBOR + 6.000%) 7.240%, 3/24/25	251	254

	PAR VALUE		VALUE
Telecommunication Services—0.3%
Digicel International Finance Ltd. Tranche-B, First Lien , (3 month LIBOR + 3.750%) 5.070%, 5/27/24	$80		$80
Securus Technologies Holdings, Inc. (3 month LIBOR + 4.500%)
0.000%, 6/20/24(8)	695		702
Second Lien, (1 month LIBOR + 8.250%) 0.000%, 6/20/25(8)	390		392

			1,174

Utilities—0.5%
APLP Holdings LP , (1 month LIBOR + 4.250%) 5.485%, 4/13/23	583		587
Energy Future Intermediate Holding Co. LLC , (1 month LIBOR + 3.000%) 4.235%, 6/30/18	620		623
Talen Energy Supply LLC , (1 month LIBOR + 4.000%) 5.235%, 4/15/24	408		397
Vistra Operations Company LLC
Tranche C, (1 month LIBOR + 2.750%) 3.982%, 8/4/23	73		74
(1 month LIBOR + 2.750%) 3.983%, 8/4/23	322		322

			2,003
TOTAL LOAN AGREEMENTS (Identified Cost $33,672)			33,497

	SHARES
PREFERRED STOCKS—3.4%

Financials—3.0%
Bank of America Corp.
6.250%	920	(9)	1,014
Citigroup, Inc.
5.950%	735	(9)	795
Citigroup, Inc. Series J, 7.125%	46,600		1,351
Citigroup, Inc. Series T, 6.250%	1,010	(9)	1,136
JPMorgan Chase & Co. Series Z, 5.300%	1,280	(9)	1,334
KeyCorp Series D, 5.000%	1,655	(9)	1,713
M&T Bank Corp. Series F, 5.125%	930	(9)	983
PNC Financial Services Group, Inc. (The) Series R, 4.850%	965	(9)	991
PNC Financial Services Group, Inc. (The) Series S, 5.000%	775	(9)	812
Zions Bancorp 6.950%	38,525		1,149

			11,278

Industrials—0.4%
General Electric Co. Series D, 5.000%	1,485	(9)	1,571
TOTAL PREFERRED STOCKS (Identified Cost $12,034)			12,849

COMMON STOCKS—0.1%

Consumer Discretionary—0.0%
Mark IV Industries(12)(16)	446		14

Energy—0.1%
Frontera Energy Corp.(16)	3,405		119

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Utilities—0.0%
Vistra Energy Corp.	6,252	$117
TOTAL COMMON STOCKS (Identified Cost $221)		250

AFFILIATED MUTUAL FUND(13)—2.4%
Virtus Newfleet Credit Opportunities Fund Class R6	934,418	9,148
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $9,341)		9,148
RIGHTS—0.0%
Vistra Energy Corp.(12)(16)	6,252	7
TOTAL RIGHTS (Identified Cost $5)		7
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $371,664)		373,823	(15)

SHORT-TERM INVESTMENT—1.1%

Money Market Mutual Fund(13)—1.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)	4,194,507	4,195
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,195)		4,195
TOTAL INVESTMENTS—100.5% (Identified Cost $375,859)		378,018	(1)
Other assets and liabilities, net—(0.5)%		(1,724)

NET ASSETS—100.0%		$376,294

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable rate security. Rate disclosed is as of September 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $150,697 or 40.0% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after September 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(11)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(12)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(13)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(14)	Amount is less than $500.
(15)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(16)	Non-income producing.
(17)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(18)	100% of the income received was in cash.
(19)	Security in default, interest payments are being received during the bankruptcy proceedings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	69%
Argentina	3
Brazil	2
Colombia	2
Mexico	2
Netherlands	2
Turkey	2
Other	18
Total	100%
† % of total investments as of September 30, 2017

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$18,612	$—	$18,612	$—
Corporate Bonds And Notes	203,327	—	203,326	1
Foreign Government Securities	42,714	—	42,714	—
Loan Agreements	33,497	—	33,497	—
Mortgage-Backed Securities	46,698	—	46,698	—
Municipal Bonds	436	—	436	—
U.S. Government Securities	6,285	—	6,285	—
Equity Securities:
Affiliated Mutual Fund	9,148	9,148	—	—
Common Stocks	250	236	—	14
Preferred Stocks	12,849	2,499	10,350	—
Rights	7	—	—	7
Short-Term Investment	4,195	4,195	—	—

Total Investments	$378,018	$16,078	$361,918	$22

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2017.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Common Stocks	Corporate Bonds And Notes	Loan Agreements	Rights
Investments in Securities
Balance as of September 30, 2016:	$1,614	$556	$13	$993	$52	$—
Accrued discount/(premium)	1	—	—	1	—	—
Realized gain (loss)	(864)	5	—	(493)	(376)	—
Change in unrealized appreciation /(depreciation)(c)	666	(11)	1	351	324	1
Purchases	159	—	—	153	—	6
Sales(b)	(1,554)	(550)	—	(1,004)	—	—
Transfers into Level 3(a)	—	—	—	—	—	—
Transfers from Level 3(a)	—	—	—	—	—	—

Balance as of September 30, 2017	$22	$—	$14	$1 (d)	$—	$7

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations. The change in unrealized appreciation (depreciation) on investments still held as of September 30, 2017, was $2.
(d)	Includes internally fair valued security.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—0.2%

Non-Agency—0.2%
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	$853	$856
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $850)		856

CORPORATE BONDS AND NOTES—5.1%

Consumer Discretionary—0.8%
PetSmart, Inc.
144A, 7.125%, 3/15/23(3)	585	457
144A, 5.875%, 6/1/25(3)	95	83
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	720	764
SFR Group S.A. 144A 6.000%, 5/15/22(3)	1,505	1,573
Sirius XM Radio, Inc. 144A 3.875%, 8/1/22(3)	455	465
TRI Pointe Group, Inc. 4.875%, 7/1/21	1,165	1,217

		4,559

Consumer Staples—0.2%
Dole Food Co., Inc. 144A 7.250%, 6/15/25(3)	855	924

Energy—1.4%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	1,241	1,288
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(3)	765	826
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	895	909
Chesapeake Energy Corp. 6.625%, 8/15/20	905	932
Denbury Resources, Inc. 5.500%, 5/1/22	690	395
EP Energy LLC 144A 8.000%, 11/29/24(3)	835	843
FTS International, Inc.
144A, (3 month LIBOR + 7.500%) 8.820%, 6/15/20(2)(3)	1,120	1,138
6.250%, 5/1/22	825	755
MEG Energy Corp. 144A 6.500%, 1/15/25(3)	630	614
Peabody Energy Corp. 144A 6.000%, 3/31/22(3)	70	72

		7,772

Financials—0.5%
iStar, Inc.
4.875%, 7/1/18	785	795
5.000%, 7/1/19	305	309
6.000%, 4/1/22	180	186
Springleaf Finance Corp.
5.250%, 12/15/19	1,410	1,468
6.125%, 5/15/22	230	244

		3,002

Health Care—0.6%
Community Health Systems, Inc. 6.250%, 3/31/23	320	316

	PAR VALUE	VALUE

Health Care—continued
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(4)	$110	$114
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	435	457
Tenet Healthcare Corp.
6.000%, 10/1/20	435	463
144A, 4.625%, 7/15/24(3)	1,535	1,518
Valeant Pharmaceuticals International, Inc. 144A 5.375%, 3/15/20(3)	750	749

		3,617

Industrials—0.2%
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	460	473
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	555	588

		1,061

Information Technology—0.1%
First Data Corp.
144A, 5.000%, 1/15/24(3)	600	623
144A, 5.750%, 1/15/24(3)	225	235

		858

Materials—0.9%
Ardagh Packaging Finance plc 144A 6.000%, 2/15/25(3)	785	831
BWAY Holding Co. 144A 5.500%, 4/15/24(3)	1,160	1,211
Hexion Inc. 6.625%, 4/15/20	645	577
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	345	349
144A, 5.000%, 5/1/25(3)	260	264
Reynolds Group Issuer, Inc.
144A, (3 month LIBOR + 3.500%) 4.804%, 7/15/21(2)(3)	1,500	1,530
144A, 5.125%, 7/15/23(3)	575	600

		5,362

Telecommunication Services—0.2%
T-Mobile USA, Inc. 6.000%, 4/15/24	1,090	1,157

Utilities—0.2%
Ferrellgas Partners LP 6.750%, 6/15/23	920	885
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	138	136
Vistra Operations Company LLC 144A 11.500%, 10/1/20(3)(9)(10)	9,165	7

		1,028
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $29,230)		29,340

LOAN AGREEMENTS(2)—96.5%

Consumer Discretionary—25.7%
Accuride International, Inc. , (3 month LIBOR + 7.000%) 8.333%, 11/17/23	1,787	1,805
Advantage Sales & Marketing, Inc.
First Lien, (1 month LIBOR + 3.250%) 4.485%, 7/23/21	562	528

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Tranche B-2, First Lien, (3 month LIBOR + 3.250%) 4.561%, 7/23/21	$983	$923
Second Lien, (1 month LIBOR + 6.500%) 7.735%, 7/25/22	1,200	1,073
Affinity Gaming LLC , (3 month LIBOR + 3.500%) 4.833%, 7/1/23	996	997
Altice US Finance I Corp. 2017 Refinancing , (1 month LIBOR + 2.250%) 3.485%, 7/28/25	1,666	1,657
American Axle & Manufacturing, Inc. Tranche B , (1 month LIBOR + 2.250%) 3.490%, 4/6/24	1,392	1,388
Aristocrat Leisure Ltd.
Tranche B-2, (1 month LIBOR + 2.000%) 3.390%, 10/20/21	2,129	2,134
Tranche B-2, (3 month LIBOR + 2.000%) 0.000%, 9/19/24(6)	1,140	1,141
Bass Pro Group LLC , (1 month LIBOR + 5.000%) 6.235%, 12/15/23	2,235	2,103
Caesars Entertainment Operating Co., Inc.
Tranche B-4, (3 month PRIME + 1.500%) 1.500%, 10/31/17(5)	890	1,160
Tranche B-7, (3 month PRIME + 1.500%) 1.500%, 3/1/20(5)	1,199	1,537
Tranche B-5, (3 month PRIME + 1.500%) 1.500%, 3/1/20(5)	300	356
Tranche B-6, 1.500%, 3/1/20(5)	2,415	2,930
(3 month PRIME + 0.000%) 0.000%, 4/4/24(6)	1,520	1,520
Caesars Entertainment Resort Properties LLC Tranche B, First Lien , (1 month LIBOR + 3.500%) 4.735%, 10/11/20	3,861	3,866
Caesars Growth Properties Holdings LLC 2017, First Lien, (1 month LIBOR + 3.000%) 4.235%, 5/8/21	1,217	1,218
CBAC Borrower LLC Tranche B, (1 month LIBOR + 4.000%) 5.235%, 7/8/24	1,100	1,107
CBS Radio, Inc. Tranche B , (1 month LIBOR + 3.500%) 4.737%, 10/17/23	588	592
CDS US Intermediate Holdings, Inc. , (3 month LIBOR + 3.750%) 5.083%, 7/8/22	2,189	2,191
Charter Communications Operating LLC
Tranche F-1, (1 month LIBOR + 2.000%) 3.240%, 1/3/21	5,059	5,071
Tranche I-1, (1 month LIBOR + 2.250%) 3.490%, 1/15/24	1,328	1,333
CityCenter Holdings LLC Tranche B , (1 month LIBOR + 2.500%) 3.735%, 4/18/24	2,209	2,218
Cooper-Standard Automotive, Inc. Tranche B-1 , (3 month LIBOR + 2.250%) 3.583%, 11/2/23	1,361	1,366
CSC Holdings LLC 2017 Refinancing , (1 month LIBOR + 2.250%) 3.484%, 7/17/25	3,312	3,291
Delta 2 (Lux) S.a.r.l. Tranche B-3 , (1 month LIBOR + 3.000%) 4.235%, 2/1/24	3,178	3,196
Dexko Global Inc. Tranche B, First Lien , (3 month LIBOR + 4.000%) 5.313%, 7/24/24	2,265	2,280
El Dorado Resorts, Inc. , (1 month LIBOR + 2.250%) 3.563%, 4/17/24	1,268	1,266

	PAR VALUE	VALUE

Consumer Discretionary—continued
Federal-Mogul Corp. Tranche C, (1 month LIBOR + 3.750%) 4.985%, 4/15/21	$3,460	$3,478
Floor & Decor Outlets of America, Inc. Tranche B-1 , (1 month LIBOR + 3.000%) 4.740%, 9/30/23	713	715
Gates Global LLC Tranche B-1 , (3 month LIBOR + 3.250%) 4.583%, 4/1/24	2,164	2,172
Gateway Casinos & Entertainment Ltd. Tranche B-1 , (3 month LIBOR + 3.750%) 5.083%, 2/22/23	823	827
Golden Nugget, Inc. (Landry’s Inc.) Tranche B (3 month LIBOR + 3.250%) 0.000%, 10/4/23(6)	1,485	1,492
Greektown Holdings LLC , (1 month LIBOR + 3.000%) 4.235%, 4/25/24	859	858
Hilton Worldwide Finance LLC Tranche B-2 , (1 month LIBOR + 2.000%) 3.237%, 10/25/23	5,694	5,717
Hoya Midco LLC First Lien , (1 month LIBOR + 4.000%) 5.235%, 6/30/24	1,082	1,080
iHeartCommunications, Inc. Tranche D, (3 month LIBOR + 6.750%) 8.083%, 1/30/19	5,288	4,074
KAR Auction Services, Inc. Tranche B-4, (3 month LIBOR + 2.250%) 3.625%, 3/11/21	1,664	1,671
Laureate Education, Inc. 2024, (1 month LIBOR + 4.500%) 5.735%, 4/26/24	4,314	4,329
Leslie’s Poolmart, Inc. Tranche B-1, (3 month LIBOR + 3.750%) 5.061%, 8/16/23	1,577	1,577
Libbey Glass, Inc., (1 month LIBOR + 3.000%) 4.235%, 4/9/21	1,613	1,484
Lions Gate Entertainment Corp. Tranche B, (1 month LIBOR + 3.000%) 4.235%, 12/8/23	769	774
MCC LLC Tranche H, (weekly LIBOR + 2.500%) 3.700%, 1/29/21	1,610	1,620
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, (1 month LIBOR + 4.000%) 5.235%, 5/4/22	3,008	2,951
Mediacom Illinois LLC Tranche K, (weekly LIBOR + 2.250%) 3.450%, 2/15/24	2,278	2,280
MGM Growth Properties Operation Partnership LP Tranche B, (1 month LIBOR + 2.250%) 3.485%, 4/25/23	2,483	2,490
Michaels Stores, Inc. Tranche B-1, (1 month LIBOR + 2.750%) 3.985%, 1/30/23	2,109	2,107
Mission Broadcasting, Inc. Tranche B-2, (1 month LIBOR + 2.500%) 3.737%, 1/17/24	116	116
Mohegan Tribal Gaming Authority Tranche B, (1 month LIBOR + 4.000%) 5.235%, 10/13/23	1,444	1,457
Neiman Marcus Group, (1 month LIBOR + 3.250%) 4.481%, 10/25/20	1,802	1,338
Nexstar Broadcasting, Inc. Tranche B-2, (1 month LIBOR + 2.500%) 3.737%, 1/17/24	925	927
Penn National Gaming, Inc. Tranche B, (1 month LIBOR + 2.500%) 3.735%, 1/19/24	627	629

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
PetSmart, Inc. Tranche B-2, (1 month LIBOR + 3.000%) 4.240%, 3/11/22	$2,425	$2,045
Playa Resorts Holding B.V., (3 month LIBOR + 3.000%) 4.320%, 4/29/24	1,830	1,818
Scientific Games International, Inc. Tranche B-4, (1 month LIBOR + 3.250%) 4.504%, 8/14/24	2,270	2,272
Serta Simmons Bedding LLC First Lien, (3 month LIBOR + 3.500%) 4.805%, 11/8/23	1,705	1,653
ServiceMaster Co. Tranche C, (1 month LIBOR + 2.500%) 3.735%, 11/8/23	5,063	5,078
SFR Group S.A. Tranche B-11, (3 month LIBOR + 2.750%) 4.061%, 7/31/25	3,312	3,294
Sinclair Television Group, Inc. Tranche B, (1 month LIBOR + 2.250%) 3.490%, 1/3/24	4,482	4,488
Speedstar Holding Co. PIK Interest Capitalization (3 month LIBOR + 8.750%) 8.750%, 4/11/22(4)(14)	214	181
SRAM LLC First Lien, (2 month LIBOR + 3.250%) 5.510%, 3/15/24	2,383	2,383
St. George’s University LLC, (1 month LIBOR + 4.250%) 5.490%, 7/6/22	1,249	1,254
Staples, Inc., (3 month LIBOR + 4.000%) 5.310%, 9/12/24	1,641	1,633
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 3.740%, 6/8/23	2,463	2,464
TI Group Auto Systems LLC, (1 month LIBOR + 2.750%) 3.985%, 6/30/22	1,119	1,120
Toys ‘R’ US-Delaware, Inc. (3 month LIBOR + 7.500%) 0.000%, 1/29/19(6)	320	323
Tribune Media Co.
Tranche B, (1 month LIBOR + 3.000%) 4.235%, 12/27/20	158	159
Tranche C, (1 month LIBOR + 3.000%) 4.235%, 1/26/24	1,975	1,977
U.S. Farathane LLC, (weekly LIBOR + 3.500%) 4.833%, 12/31/21	2,312	2,318
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 4.490%, 8/18/23	2,415	2,424
Univision Communications, Inc. First Lien, (1 month LIBOR + 2.750%) 3.985%, 3/15/24	10,805	10,704
Ziggo Secured Finance Partnership Tranche E, (1 month LIBOR + 2.500%) 3.734%, 4/15/25	2,995	2,992

		146,990

Consumer Staples—6.0%
Albertson’s LLC
2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 8/25/21	2,069	1,993
2017-1, Tranche B-5, (3 month LIBOR + 3.000%) 4.330%, 12/21/22	2,020	1,944
Amplify Snack Brands, Inc., (1 month LIBOR + 5.500%) 6.740%, 9/2/23	922	911
Chobani LLC
Tranche B, (1 month LIBOR + 3.500%) 0.000%, 10/7/23(6)	290	292
First Lien, (1 month LIBOR + 4.250%) 5.485%, 10/10/23	398	401

	PAR VALUE	VALUE

Consumer Staples—continued
Crossmark Holdings, Inc.
First Lien, (3 month LIBOR + 3.500%) 4.833%, 12/20/19	$1,927	$1,293
Second Lien, (3 month LIBOR + 7.500%) 8.833%, 12/21/20	520	201
Diamond (BC) B.V., (3 month LIBOR + 3.000%) 4.316%, 9/6/24	1,785	1,779
Dole Food Co., Inc. Tranche B, (2 month LIBOR + 2.750%) 4.419%, 4/6/24	2,763	2,769
Hostess Brands LLC 2017 Refinancing Tranche B, First Lien, (1 month LIBOR + 2.500%) 3.735%, 8/3/22	2,691	2,698
JBS USA Lux S.A., (3 month LIBOR + 2.500%) 3.804%, 10/30/22	4,677	4,618
Milk Specialties Co., (3 month LIBOR + 4.000%) 5.333%, 8/16/23	1,168	1,175
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.750%) 6.083%, 6/30/24	1,541	1,553
Post Holdings, Inc. Series A, (1 month LIBOR + 2.250%) 3.490%, 5/24/24	1,027	1,029
Prestige Brands, Inc. Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 1/26/24	720	723
Revlon Consumer Products Corp. Tranche B, (1 month LIBOR + 3.500%) 4.735%, 9/7/23	980	877
Reynolds Group Holdings, Inc., (1 month LIBOR + 2.750%) 3.985%, 2/5/23	4,966	4,984
Rite Aid Corp. Tranche 2, Second Lien, (1 month LIBOR + 3.875%) 5.115%, 6/21/21	1,150	1,154
TKC Holdings, Inc. First Lien, (2 month LIBOR + 4.250%) 5.522%, 2/1/23	2,433	2,453
US Foods, Inc., (1 month LIBOR + 2.750%) 3.985%, 6/27/23	1,452	1,460

		34,307

Energy—3.5%
Blackhawk Mining LLC First Lien, (2 month LIBOR + 9.500%) 10.780%, 2/17/22	923	844
Chesapeake Energy Corp. Tranche A, (3 month LIBOR + 7.500%) 8.814%, 8/23/21	910	980
Chief Exploration & Development LLC Second Lien, (3 month LIBOR + 6.500%) 7.959%, 5/16/21	1,639	1,600
Contura Energy, Inc., (2 month LIBOR + 5.000%) 6.280%, 3/18/24	1,780	1,751
Fieldwood Energy LLC
(3 month LIBOR + 7.000%) 8.333%, 8/31/20	733	641
Second Lien, (3 month LIBOR + 7.125%) 8.458%, 9/30/20	1,623	640
First Lien, (3 month LIBOR + 7.125%) 8.458%, 9/30/20	989	678
Gavilan Resources LLC Second Lien, (1 month LIBOR + 6.000%) 7.231%, 3/1/24	790	762
Jonah Energy LLC Second Lien, (3 month PRIME + 5.500%) 9.750%, 5/12/21	2,045	2,040

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
MEG Energy Corp., (3 month LIBOR + 3.500%) 4.833%, 12/31/23	$2,977	$2,963
Ocean Rig UDW, Inc.(7) 8.000%, 9/20/24	347	351
Paragon Offshore Finance Co., (1 month PRIME + 0.000%) 0.000%, 7/16/21(6)(9)(10)	17	—	(13)
Peabody Energy Corp. 2017, (1 month LIBOR + 3.500%) 4.735%, 3/31/22	1,009	1,013
Seadrill Operating LP, (3 month LIBOR + 3.000%) 4.333%, 2/21/21	4,019	2,929
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 5.330%, 9/21/24	1,710	1,731
Ultra Resources, Inc., (3 month LIBOR + 3.000%) 4.309%, 4/12/24	1,175	1,172

		20,095

Financials—3.6%
AlixPartners LLP 2017 Refinancing, (3 month LIBOR + 3.000%) 4.333%, 4/4/24	2,264	2,268
Asurion LLC
Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 8/4/22	1,614	1,618
Tranche B-5, (1 month LIBOR + 3.000%) 4.235%, 11/3/23	1,095	1,099
Tranche B-2, Second Lien, (1 month LIBOR + 6.000%) 7.235%, 8/4/25	2,455	2,509
FinCo I LLC , (1 month LIBOR + 2.750%) 2.750%, 7/14/22	1,310	1,322
Focus Financial Partners LLC First Lien , (3 month LIBOR + 3.250%) 4.549%, 7/3/24	1,385	1,395
iStar, Inc. , (1 month LIBOR + 3.000%) 4.234%, 7/1/20	349	350
Lightstone HoldCo., LLC
Tranche B, (1 month LIBOR + 4.500%) 5.735%, 1/30/24	705	702
Tranche C, (1 month LIBOR + 4.500%) 5.735%, 1/30/24	44	44
TransUnion LLC, 2017 Replacement Tranche B-3 , (1 month LIBOR + 2.000%) 3.235%, 4/10/23	4,221	4,210
VF Holdings Corp. Tranche B-1, First Lien , (1 month LIBOR + 3.250%) 4.485%, 6/30/23	1,112	1,116
Walter Investment Management Corp. Tranche B, (1 month LIBOR + 3.750%) 4.985%, 12/18/20	4,328	3,963

		20,596

Health Care—11.7%
21st Century Oncology Holdings, Inc. Tranche B , (3 month LIBOR + 6.125%) 7.465%, 4/30/22(11)	1,333	1,253
Acadia Healthcare Co., Inc. Tranche B-2 , (1 month LIBOR + 2.750%) 3.982%, 2/16/23	2,050	2,063
Air Medical Group Holdings, Inc. Tranche B (3 month LIBOR + 4.250%) 0.000%, 9/26/24(6)	395	395
Akorn, Inc. , (1 month LIBOR + 4.250%) 5.500%, 4/16/21	2,180	2,208

	PAR VALUE	VALUE
Health Care—continued
Alere, Inc. Tranche B , (1 month LIBOR + 3.250%) 4.490%, 6/20/22	$2,726	$2,723
Amneal Pharmaceuticals LLC Tranche B , (3 month LIBOR + 3.500%) 4.833%, 11/1/19	1,261	1,266
Ardent Legacy Acquisitions, Inc. , (3 month LIBOR + 5.500%) 6.833%, 8/4/21	1,512	1,514
Change Healthcare Holdings, Inc. , (1 month LIBOR + 2.750%) 3.985%, 3/1/24	3,274	3,281
CHG Healthcare Services, Inc. First Lien , (3 month LIBOR + 3.250%) 4.561%, 6/7/23	354	358
Community Health Systems, Inc.
2019 Tranche G, (3 month LIBOR + 2.750%) 4.057%, 12/31/19	1,255	1,247
2021 Tranche H, (3 month LIBOR + 3.000%) 4.307%, 1/27/21	3,543	3,517
Concordia International Corp. , (1 month LIBOR + 4.250%) 5.485%, 10/21/21	1,199	926
DJO Finance , (1 month LIBOR + 3.250%) 4.486%, 6/8/20	2,021	2,018
Endo Luxembourg Finance Co. S.a.r.l. , (1 month LIBOR + 4.250%) 5.500%, 4/29/24	2,050	2,068
Envision Healthcare Corp. , (1 month LIBOR + 3.000%) 4.240%, 12/1/23	2,302	2,306
Explorer Holdings, Inc. , (3 month LIBOR + 3.750%) 5.061%, 5/2/23	429	431
Greatbatch Ltd. Tranche B , (1 month LIBOR + 3.500%) 4.740%, 10/27/22	724	728
HLF Financing S.a.r.l. Senior Lien , (1 month LIBOR + 5.500%) 6.735%, 2/15/23	890	899
Immucor, Inc. Tranche B-3 , (1 month LIBOR + 5.000%) 6.235%, 6/15/21	175	177
INC Research Holdings, Inc. Tranche B , (1 month LIBOR + 2.250%) 3.485%, 8/1/24	1,280	1,284
Jaguar Holding Company I, LLC 2017 , (1 month LIBOR + 2.750%) 4.034%, 8/18/22	3,059	3,073
Kindred Healthcare, Inc. , (3 month LIBOR + 3.500%) 4.813%, 4/9/21	1,138	1,139
MMM Holdings, Inc. , (3 month LIBOR + 8.750%) 10.250%, 6/30/19	295	292
MPH Acquisition Holdings LLC, (3 month LIBOR + 3.000%) 4.333%, 6/7/23	796	801
MSO of Puerto Rico, Inc. , (3 month LIBOR + 8.750%) 10.250%, 6/30/19	214	212
National Mentor Holdings, Inc. Tranche B , (3 month LIBOR + 3.000%) 4.333%, 1/31/21	1,046	1,054
NVA Holdings, Inc.
Tranche B-2, First Lien, (3 month LIBOR + 3.500%) 4.833%, 8/14/21	803	809
Second Lien, (3 month LIBOR + 7.000%) 8.333%, 8/14/22	1,263	1,270
Ortho-Clinical Diagnostics Holdings S.a.r.l. , (3 month LIBOR + 3.750%) 5.083%, 6/30/21	3,130	3,137
Parexel International Corp. Tranche B (3 month LIBOR + 3.000%) 0.000%, 9/27/24(6)	1,825	1,838

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
PharMerica Corp.
First Lien, (3 month LIBOR + 4.000%) 0.000%, 9/26/24(6)	$1,310	$1,317
Second Lien, (3 month LIBOR + 8.250%) 0.000%, 9/26/25(6)	125	125
Quintiles IMS, Inc.
Tranche B-1, (3 month LIBOR + 2.000%) 3.333%, 3/7/24	2,033	2,042
Tranche B-2, (3 month LIBOR + 2.000%) 0.000%, 1/17/25(6)	105	105
Quorum Health Corp., (3 month LIBOR + 6.750%) 8.026%, 4/29/22	1,475	1,494
Select Medical Corp. Tranche B, (3 month LIBOR + 3.500%) 5.780%, 3/1/21	1,507	1,521
Sterigenics-Nordion, (1 month LIBOR + 3.000%) 4.235%, 5/15/22	1,686	1,686
Surgery Partners LLC, (1 month LIBOR + 3.250%) 4.490%, 9/2/24	2,895	2,870
Team Health Holdings, Inc., (1 month LIBOR + 2.750%) 3.985%, 2/6/24	1,932	1,895
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 5.583%, 12/30/22	3,215	3,109
US Anesthesia Partners First Lien, (1 month LIBOR + 3.250%) 4.485%, 6/23/24	833	827
Valeant Pharmaceuticals International, Inc. Series F, Tranche B, (1 month LIBOR + 4.750%) 5.990%, 4/1/22	5,565	5,663

		66,941

Industrials—13.3%
84 Lumber Co., (1 month LIBOR + 5.750%) 6.987%, 10/25/23	2,625	2,649
Accudyne Industries LLC, (3 month LIBOR + 3.750%) 5.083%, 8/18/24	1,195	1,197
Advanced Disposal Services, Inc., (weekly LIBOR + 2.750%) 3.947%, 11/10/23	619	622
American Airlines, Inc.
2017 Replacement, (1 month LIBOR + 2.000%) 3.237%, 6/27/20	1,763	1,763
Replacement, Tranche B, (1 month LIBOR + 2.500%) 3.735%, 4/28/23	1,198	1,201
Apex Tool Group LLC, (1 month LIBOR + 3.250%) 4.500%, 1/31/20	1,796	1,743
Avantor Performance Materials Holdings, Inc. (3 month LIBOR + 4.000%) 0.000%, 9/22/24(6)	1,875	1,880
Brand Energy & Infrastructure Services, Inc., (3 month LIBOR + 4.250%) 5.554%, 6/21/24	2,354	2,365
Brickman Group Ltd. LLC (The)
First Lien, (1 month LIBOR + 3.000%) 4.235%, 12/18/20	3,677	3,692
Second Lien, (1 month LIBOR + 6.500%) 7.734%, 12/17/21	923	925
Casella Waste Systems, Inc. Tranche B-1, (1 month LIBOR + 2.750%) 3.984%, 10/17/23	1,186	1,189
CSC SW Holdco, Inc. Tranche B-1, First Lien, (2 month LIBOR + 3.750%) 5.014%, 11/14/22	3,292	3,306
Filtration Group, Inc. First Lien, (1 month LIBOR + 3.000%) 4.235%, 11/23/20	2,752	2,766

	PAR VALUE	VALUE

Industrials—continued
Fort Dearborn Holding Co., Inc. First Lien, (2 month LIBOR + 4.000%) 5.277%, 10/19/23	$1,806	$1,813
Gardner Denver, Inc. Tranche B-1, (1 month LIBOR + 2.750%) 4.083%, 7/30/24	3,170	3,172
Greenrock Finance, Inc. Tranche B, (3 month LIBOR + 3.500%) 4.833%, 6/28/24	1,175	1,185
GW Honos Security Corp., (3 month LIBOR + 4.000%) 6.280%, 5/24/24	803	810
Harland Clarke Holdings Corp. Tranche B-6, (3 month LIBOR + 5.500%) 6.833%, 2/9/22	1,011	1,015
Hayward Industries, Inc. First Lien, (1 month LIBOR + 3.500%) 4.735%, 8/5/24	610	614
HD Supply, Inc.
Tranche B-3, (3 month LIBOR + 2.250%) 3.583%, 8/13/21	1,871	1,877
Tranche B-4, (3 month LIBOR + 2.500%) 3.833%, 10/17/23	664	667
Husky Injection Molding Systems Ltd., (1 month LIBOR + 3.250%) 4.485%, 6/30/21	3,497	3,519
MRC Global (U.S.), Inc. Tranche B, (1 month LIBOR + 3.500%) 4.734%, 9/13/24	1,715	1,732
Navistar, Inc. Tranche B, (1 month LIBOR + 4.000%) 5.240%, 8/7/20	1,510	1,517
NN, Inc.
2017, (1 month LIBOR + 3.750%) 4.985%, 4/2/21	980	985
Tranche B, (1 month LIBOR + 4.250%) 5.485%, 10/19/22	1,427	1,435
PAE Holding Corp. First Lien, (1 month LIBOR + 5.500%) 6.735%, 10/20/22	939	943
Paladin Brands Holding, Inc. Tranche B, (3 month LIBOR + 5.500%) 6.829%, 8/15/22	805	808
Prime Security Services Borrower LLC 2016 Refinancing, Tranche B-1, First Lien, (1 month LIBOR + 2.750%) 3.985%, 5/2/22	2,431	2,450
Quikrete Holdings, Inc. First Lien, (1 month LIBOR + 2.750%) 3.985%, 11/15/23	3,599	3,596
RBS Global, Inc. (Rexnord LLC) Tranche B, (3 month LIBOR + 2.750%) 4.028%, 8/21/23	2,336	2,344
Science Applications International Corp. Tranche B, (3 month LIBOR + 2.500%) 3.813%, 5/4/22	1,501	1,508
Sedgwick Claims Management Services, Inc.
First Lien, (1 month LIBOR + 2.750%) 3.985%, 3/1/21	3,435	3,439
Second Lien, (3 month LIBOR + 5.750%) 7.067%, 2/28/22	1,725	1,738
Siteone Landscape Supply, LLC Tranche C, (1 month LIBOR + 3.500%) 4.740%, 4/29/22	1,346	1,353
TransDigm, Inc.
Tranche D, (1 month LIBOR + 3.000%) 4.284%, 6/4/21	608	610

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Tranche F, (3 month LIBOR + 3.000%) 4.284%, 6/9/23	$5,983	$5,998
Tranche G, (1 month LIBOR + 3.000%) 4.284%, 8/22/24	1,017	1,019
WEX, Inc. Tranche B-2, (1 month LIBOR + 2.750%) 3.985%, 6/30/23	2,008	2,028
Wrangler Buyer Corp. (Waste Industries USA, Inc.) (3 month LIBOR + 3.000%) 0.000%, 9/20/24(6)	925	929
Zodiac Pool Solutions LLC Tranche B-1, First Lien, (3 month LIBOR + 4.000%) 5.333%, 12/20/23	1,707	1,724

		76,126

Information Technology—9.7%
Alorica, Inc. Tranche B, (1 month LIBOR + 3.750%) 4.985%, 6/30/22	331	333
Applied Systems, Inc.
First Lien, (3 month LIBOR + 3.250%) 4.574%, 9/19/24	285	288
Second Lien, (3 month LIBOR + 7.000%) 8.324%, 9/12/25	320	330
Avaya, Inc.
(1 month LIBOR + 7.500%) 8.736%, 1/24/18	1,025	1,032
Tranche B-7, (3 month LIBOR + 5.250%) 6.564%, 5/29/20(11)	934	789
Blackboard, Inc. Tranche B-4, First Lien, (3 month LIBOR + 5.000%) 6.304%, 6/30/21	4,015	3,854
BMC Software, Inc. Tranche B-1, (1 month LIBOR + 4.000%) 5.235%, 9/10/22	2,595	2,607
Cologix Holdings, Inc.
Delayed Draw, First Lien, (1 month LIBOR + 3.000%) 4.237%, 12/15/21	560	560
First Lien, (3 month LIBOR + 3.000%) 4.456%, 3/20/24	1,109	1,109
First Lien, (1 month LIBOR + 7.000%) 8.237%, 3/20/25	180	181
Dell International LLC Tranche B , (1 month LIBOR + 2.500%) 3.740%, 9/7/23	5,597	5,614
Donnelley Financial Solutions, Inc. Tranche B, (3 month PRIME + 3.000%) 7.250%, 9/29/23	363	365
Everi Payments, Inc. Tranche B, (1 month LIBOR + 4.500%) 5.735%, 5/9/24	1,825	1,841
First Data Corp.
2022, Tranche-D, (1 month LIBOR + 2.250%) 3.487%, 7/8/22	1,525	1,527
2024, (1 month LIBOR + 2.500%) 3.737%, 4/26/24	5,404	5,420
Go Daddy Operating Co., LLC, (1 month LIBOR + 2.500%) 3.735%, 2/15/24	1,978	1,983
Infor U.S., Inc. Tranche B-6, (3 month LIBOR + 2.750%) 4.083%, 2/1/22	4,682	4,669
Kronos, Inc.
First Lien, (3 month LIBOR + 3.500%) 4.811%, 11/1/23	3,805	3,825
Second Lien, (3 month LIBOR + 8.250%) 9.561%, 11/1/24	965	995
Leidos Innovations Corp. Tranche B, (1 month LIBOR + 2.000%) 3.250%, 8/16/23	1,399	1,407

	PAR VALUE	VALUE

Information Technology—continued
Mitchell International, Inc., (3 month LIBOR + 3.500%) 4.811%, 10/13/20	$1,769	$1,778
NAB Holdings LLC, (3 month LIBOR + 3.500%) 4.833%, 7/1/24	1,736	1,743
ON Semiconductor Corp. 2017 New Replacement, (1 month LIBOR + 2.250%) 3.485%, 3/31/23	846	849
Presidio LLC Tranche B, (1 month LIBOR + 3.250%) 4.549%, 2/2/22	1,157	1,165
Rackspace Hosting, Inc. 2017 Refinancing, Tranche B, First Lien, (3 month LIBOR + 3.000%) 4.311%, 11/3/23	2,669	2,662
Radiate Holdco LLC, (1 month LIBOR + 3.000%) 4.235%, 2/1/24	1,571	1,549
Sorenson Communications LLC First Lien, (3 month LIBOR + 5.750%) 8.000%, 4/30/20	155	155
Tempo Acquisition LLC, (1 month LIBOR + 3.000%) 4.235%, 5/1/24	1,581	1,581
Veritas US, Inc. Tranche B, (3 month LIBOR + 4.500%) 5.833%, 1/27/23	2,665	2,689
Western Digital Corp. Tranche B-2, (1 month LIBOR + 2.750%) 3.985%, 4/29/23	2,332	2,344

		55,244

Materials—10.5%
ABC Supply, Inc., (1 month LIBOR + 2.500%) 3.735%, 10/31/23	3,523	3,534
Alpha 3 B.V. Tranche B-1, (3 month LIBOR + 3.000%) 4.333%, 1/31/24	758	760
Anchor Glass Container Corp.
2017, First Lien, (3 month LIBOR + 2.750%) 4.024%, 12/7/23	1,000	1,004
Second Lien, (3 month LIBOR + 7.750%) 9.067%, 12/7/24	1,358	1,369
Berlin Packaging, Inc. S.a.r.l. 2017, First Lien, (3 month LIBOR + 3.250%) 4.523%, 10/1/21	1,858	1,865
Berry Global Group, Inc.
Tranche K, (1 month LIBOR + 2.250%) 3.485%, 2/8/20	3,320	3,330
Tranche L, (1 month LIBOR + 2.250%) 3.485%, 1/6/21	1,843	1,848
Tranche M, (1 month LIBOR + 2.250%) 3.485%, 10/1/22	548	549
Tranche N, (1 month LIBOR + 2.250%) 3.485%, 1/19/24	274	274
BWAY Corp., (1 month LIBOR + 3.250%) 4.481%, 4/3/24	1,825	1,830
CPG International LLC, (3 month LIBOR + 3.750%) 5.083%, 5/5/24	2,396	2,411
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 5.962%, 8/17/22	5,097	3,602
Huntsman International LLC 2023, Tranche B, (1 month LIBOR + 3.000%) 4.235%, 4/1/23	1,937	1,945
Ineos U.S. Finance LLC
2022, (1 month LIBOR + 2.750%) 3.985%, 3/31/22	6,802	6,846

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Materials—continued
2024, (1 month LIBOR + 2.750%) 3.985%, 4/1/24	$516	$519
Klockner Pentaplast of America, Inc., (3 month LIBOR + 4.250%) 5.583%, 6/30/22	3,120	3,124
KMG Chemicals, Inc., (1 month LIBOR + 4.250%) 5.485%, 6/15/24	518	525
Kraton Polymers LLC, (1 month LIBOR + 3.000%) 4.235%, 1/6/22	704	713
MacDermid, Inc.
Tranche B, (1 month LIBOR + 2.500%) 4.735%, 6/7/20	275	276
Tranche B-5, (1 month LIBOR + 3.500%) 4.735%, 6/7/20	1,037	1,039
New Arclin U.S. Holdings Corp. First Lien, (3 month LIBOR + 4.250%) 5.583%, 2/14/24	708	713
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 4.250%) 5.485%, 8/25/23	2,815	2,836
PQ Corp. Tranche B-1, (3 month LIBOR + 3.250%) 4.562%, 11/4/22	613	618
Royal Holdings, Inc. 2017 Refinancing, First Lien, (3 month LIBOR + 3.250%) 4.583%, 6/20/22	2,096	2,100
Solenis International LP First Lien, (3 month LIBOR + 3.250%) 4.567%, 7/31/21	2,265	2,257
Summit Materials, (1 month LIBOR + 2.750%) 3.985%, 7/18/22	3,474	3,490
Transcendia, Inc., (1 month LIBOR + 4.000%) 5.235%, 5/30/24	1,466	1,475
Tricorbraun Holding, Inc.
First Lien, (3 month LIBOR + 3.750%) 3.750%, 11/30/23	181	182
First Lien, (3 month LIBOR + 3.750%) 5.083%, 11/30/23	1,794	1,802
Tronox Finance LLC
First Lien, (3 month LIBOR + 3.000%) 0.000%, 9/13/24(6)	178	179
First Lien, (3 month LIBOR + 3.000%) 0.000%, 9/13/24(6)	412	413
Univar USA, Inc. Tranche B-2 , (1 month LIBOR + 2.750%) 3.985%, 7/1/22	2,820	2,829
Venator Materials Corp. , (3 month LIBOR + 3.000%) 4.312%, 8/8/24	2,335	2,344
Zep, Inc. , (1 month LIBOR + 4.000%) 5.235%, 8/12/24	1,225	1,227

		59,828

Real Estate—2.0%
Capital Automotive LP
Tranche B-2, First Lien, (3 month LIBOR + 3.000%) 4.240%, 3/25/24	519	522
Tranche B, Second Lien, (1 month LIBOR + 6.000%) 7.240%, 3/24/25	1,479	1,496
Communications Sales & Leasing, Inc. , (1 month LIBOR + 3.000%) 4.235%, 10/24/22	2,222	2,053
DTZ U.S. Borrower, LLC First Lien , (3 month LIBOR + 3.250%) 4.570%, 11/4/21	2,933	2,938

	PAR VALUE	VALUE

Real Estate—continued
ESH Hospitality, Inc. , (1 month LIBOR + 2.500%) 3.735%, 8/30/23	$1,019	$1,023
Realogy Group LLC Tranche B , (1 month LIBOR + 2.250%) 3.485%, 7/20/22	3,526	3,539

		11,571

Telecommunication Services—6.9%
Altice Financing S.A. 2017 Refinancing , (3 month LIBOR + 2.750%) 4.054%, 7/15/25	2,130	2,131
CenturyLink, Inc. Tranche B (3 month LIBOR + 2.750%) 2.750%, 1/31/25	1,860	1,801
Coral-US Co-Borrower LLC Tranche B-3 , (1 month LIBOR + 3.500%) 4.735%, 1/31/25	875	868
Digicel International Finance Ltd. Tranche-B, First Lien , (3 month LIBOR + 3.750%) 5.070%, 5/27/24	735	737
Frontier Communications Corp. Tranche B-1 , (1 month LIBOR + 3.750%) 4.990%, 6/15/24	1,845	1,750
Global Tel*Link Corp. First Lien, (3 month LIBOR + 4.000%) 5.333%, 5/23/20	2,025	2,043
Level 3 Financing, Inc. 2024, Tranche B , (1 month LIBOR + 2.250%) 3.486%, 2/22/24	8,712	8,705
Neustar, Inc.
Tranche B1, (3 month LIBOR + 3.250%) 4.544%, 1/8/20	321	323
Tranche B2, (3 month LIBOR + 3.750%) 5.062%, 8/8/24	1,205	1,214
SBA Senior Finance II LLC Tranche B-1 , (1 month LIBOR + 2.250%) 3.490%, 3/24/21	3,663	3,671
Securus Technologies Holdings, Inc.
First Lien, (weekly LIBOR + 3.500%) 4.750%, 4/30/20	1,431	1,431
2015, First Lien, (weekly LIBOR + 4.250%) 5.447%, 4/30/20	732	732
(3 month LIBOR + 4.500%) 0.000%, 6/20/24(6)	2,495	2,519
Second Lien, (1 month LIBOR + 8.250%) 0.000%, 6/20/25(6)	715	719
Sprint Communications, Inc. , (1 month LIBOR + 2.500%) 3.750%, 2/2/24	2,348	2,350
UPC Financing Partnership , (1 month LIBOR + 2.750%) 3.984%, 4/15/25	5,995	6,011
Virgin Media Bristol LLC , (1 month LIBOR + 2.750%) 3.984%, 1/31/25	2,310	2,318

		39,323

Utilities—3.6%
APLP Holdings LP , (1 month LIBOR + 4.250%) 5.485%, 4/13/23	1,580	1,592
Calpine Construction Finance Co., LP Tranche B-1 , (1 month LIBOR + 2.250%) 3.490%, 5/3/20	3,108	3,102
Dayton Power And Light Co. , (1 month LIBOR + 3.250%) 4.490%, 8/24/22	274	277
Dynegy, Inc. Tranche C-1 , (1 month LIBOR + 3.250%) 4.485%, 2/7/24	2,679	2,690

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE

Utilities—continued
Energy Future Intermediate Holding Co., LLC , (1 month LIBOR + 3.000%) 4.235%, 6/30/18	$3,670	$3,687
NRG Energy, Inc. , (3 month LIBOR + 2.250%) 3.583%, 6/30/23	5,080	5,082
Talen Energy Supply LLC
Tranche B-1, (1 month LIBOR + 4.000%) 5.235%, 7/15/23	1,046	1,019
(1 month LIBOR + 4.000%) 5.235%, 4/15/24	1,243	1,210
Vistra Operations Company LLC
Tranche C, (1 month LIBOR + 2.750%) 3.982%, 8/4/23	312	313
(1 month LIBOR + 2.750%) 3.983%, 8/4/23	1,355	1,357
2016, (1 month LIBOR + 2.750%) 3.983%, 12/14/23	391	392

		20,721
TOTAL LOAN AGREEMENTS (Identified Cost $556,512)		551,742

	SHARES
COMMON STOCKS—0.7%

Consumer Discretionary—0.0%
Speedstar Holding Corp.(10)(12)	968,988	—

Energy—0.2%
Ocean Rig UDW, Inc.(12)	47,376	1,126
Sabine Oil & Gas LLC(12)(14)	714	31

		1,157

Utilities—0.5%
Vistra Energy Corp.	152,810	2,856
TOTAL COMMON STOCKS (Identified Cost $3,578)		4,013

RIGHTS—0.0%
Vistra Energy Corp.(14)	152,810	160
TOTAL RIGHTS (Identified Cost $129)		160

WARRANTS—0.0%
Sabine Oil & Gas LLC(12)(14)	2,268	14
Sabine Oil & Gas LLC(12)(14)	404	2
TOTAL WARRANTS (Identified Cost $18)		16
TOTAL LONG TERM INVESTMENTS—102.5%
(Identified Cost $590,317)		586,127	(8)
TOTAL INVESTMENTS—102.5% (Identified Cost $590,317)		586,127	(1)
Other assets and liabilities, net—(2.5)%		(14,398)

NET ASSETS—100.0%		$571,729

Abbreviation:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable rate security. Rate disclosed is as of September 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $18,732 or 3.3% of net assets.
(4)	100% of the income received was in cash.
(5)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(6)	This loan will settle after September 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(7)	Security is fixed rate.
(8)	All or a portion of the Fund’s assets have been segregated as collateral for delayed delivery settlements and leverage.
(9)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(10)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(11)	Security in default, interest payments are being received during the bankruptcy proceedings.
(12)	Non-income producing.
(13)	Amount is less than $500.
(14)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	94%
Canada	2
Luxembourg	2
Australia	1
Netherlands	1
Total	100%
† % of total investments as of September 30, 2017

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2017	Level 1 Quoted Prices	Level 2 Significant Observable lnputs	Level 3 Significant Unobservable lnputs
Debt Securities:
Corporate Bonds And Notes	$29,340	$—	$29,333	$7
Loan Agreements	551,742	—	551,562	180
Mortgage-Backed Securities	856	—	856	—
Equity Securities:
Common Stocks	4,013	3,982	—	31
Rights	160	—	—	160
Warrants	16	—	—	16

Total Investments	$586,127	$3,982	$581,751	$394

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2017.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds	Loan Agreements		Common Stocks		Rights	Warrants
Investments in Securities
Balance as of September 30, 2016:	$1,846	$1,736	$110		$—		$—	$—
Accrued discount/(premium)	4	2	2		—		—	—
Realized gain (loss)	(1,698)	(3)	(1,695)		—		—	—
Change in unrealized appreciation (depreciation)(c)	1,375	(277)	1,626		(3)		31	(2)
Purchases	676	305	190		34		129	18
Sales(b)	(1,809)	(1,756)	(53)		—		—	—
Transfers into Level 3(a)	— (e)	—	—	(d)(e)	—		—	—
Transfers from Level 3(a)	—	—	—		—		—	—

Balance as of September 30, 2017	$394	$7 (f)	$180	(f)	$31	(g)	$160	$16

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.”
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations. The change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, was $22.
(d)	The transfer into Level 3 is due to a security default.
(e)	Amount is less than $500.
(f)	Includes internally fair valued security.
(g)	Includes internally fair valued security currently priced at $0.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

VIRTUS NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL BONDS(3)—97.0%

Alabama—1.0%
Pell City Special Care Facilities Financing Authority, Noland Health Services Revenue,
4.000%, 12/1/25	$500	$525
5.000%, 12/1/25	1,000	1,117

		1,642

Arizona—4.7%
Arizona Board of Regents, Arizona State University System Revenue,
5.000%, 7/1/36	1,000	1,174
5.000%, 7/1/37	360	421
Arizona Department of Transportation, State Highway Fund Revenue, 5.000%, 7/1/36	500	592
Arizona State Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/1/24	565	671
Maricopa County Industrial Development Authority, Banner Health Revenue 4.000%, 1/1/34	1,000	1,067
Northern Arizona University, Stimulus Plan for Economic and Educational Development Revenue,
5.000%, 8/1/24	1,115	1,298
5.000%, 8/1/25	2,290	2,651

		7,874

Arkansas—0.4%
University of Arkansas, Facility Revenue, 5.000%, 11/1/33	505	602

California—6.2%
California Health Facilities Financing Authority, Sutter Health Revenue 5.000%, 11/15/30	600	712
California Municipal Finance Authority, Bowles Hall Foundation Revenue,
4.000%, 6/1/21	100	106
4.500%, 6/1/23	225	247
4.500%, 6/1/24	150	165
California State Health Facilities Financing Authority,
Kaiser Permanente Revenue, 5.000%, 11/1/27	360	452
Providence St Joseph Health Revenue, 4.000%, 10/1/36	275	290
California State Municipal Finance Authority, Community Medical Centers Revenue 5.000%, 2/1/27	400	467
California Statewide Communities Development Authority, The Culinary Institute of America Revenue, 5.000%, 7/1/28	200	231
California, State of, General Obligation, 5.000%, 2/1/24	1,500	1,763
California, State of, Public Works Board, Judicial Council Projects Revenue, 5.000%, 3/1/27	500	579
Garden Grove Agency Community Development Successor Agency, Tax Allocation Revenue (BAM Insured), 5.000%, 10/1/30	1,000	1,174

	PAR VALUE	VALUE
California—continued
Inglewood Redevelopment Agency Successor Agency, Subordinate Lien Merged Redevelopment Project, Tax Allocation Revenue (BAM Insured), 5.000%, 5/1/32	$545	$643
Oakland Unified School District, General Obligation, 5.000%, 8/1/30	500	598
Palm Desert Redevelopment Agency Successor Agency (BAM Insured), 5.000%, 10/1/28	250	302
San Diego Public Facilities Financing Authority Sewer Revenue, 5.000%, 5/15/32	2,000	2,404
Temecula Valley Unified School District Financing Authority, Special Tax Revenue (BAM Insured), 5.000%, 9/1/25	175	206

		10,339

Colorado—6.3%
Colorado State Health Facilities Authority, Catholic Health Initiatives Revenue, 6.250%, 10/1/33	650	679
Denver Convention Center Hotel Authority Revenue, Senior Lien, 5.000%, 12/1/27	400	474
E-470 Public Highway Authority Revenue,
5.000%, 9/1/20	340	375
(NATL Insured), 0.000%, 9/1/29	665	377
Public Authority For Colorado Energy, Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,135	2,600
6.250%, 11/15/28	2,250	2,902
Regional Transportation District, Sales Tax Revenue, Fastracks Project, 5.000%, 11/1/32	1,195	1,433
University of Colorado, Enterprise Revenue, (Pre-refunded 6/1/19 @100) 5.625%, 6/1/22	1,650	1,774

		10,614

Connecticut—1.0%
Connecticut State Health & Educational Facility Authority, Hartford Healthcare Revenue, 5.000%, 7/1/25	1,500	1,756

District of Columbia—3.1%
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, (AGC Insured) 6.500%, 10/1/41	4,000	5,129

Florida—8.6%
Brevard County Health Facilities Authority, Health First Revenue,
5.000%, 4/1/21	115	128
(Pre-refunded 4/1/19 @100), 7.000%, 4/1/39	1,050	1,142
Brevard County School Board, Certificates of Participation, 5.000%, 7/1/32	1,000	1,173
Broward County School Board, Certificates of Participation, 5.000%, 7/1/32	300	358
Central Florida Expressway Authority, Senior Lien Toll Revenue, 4.000%, 7/1/30	200	219

See Notes to Financial Statements

VIRTUS NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Florida—continued
Lee County Transportation Facilities Revenue (AGM Insured), 5.000%, 10/1/19	$400	$431
Miami Beach Redevelopment Agency, Tax Increment Revenue, 5.000%, 2/1/32	300	342
Miami Beach, City of, Stormwater Revenue, 5.250%, 9/1/23	1,265	1,445
Miami-Dade County Aviation Revenue, 5.000%, 10/1/24	2,425	2,788
Miami-Dade County Educational Facilities Authority, University of Miami Revenue, 5.000%, 4/1/30	200	233
Miami-Dade County Expressway Authority, Toll Revenue, 5.000%, 7/1/33	455	533
Miami-Dade County School Board, Certificates of Participation, 5.000%, 2/1/34	1,700	1,939
Seminole County School Board, Certificates of Participation, 5.000%, 7/1/29	1,935	2,289
South Florida Water Management District, Certificates of Participation, 5.000%, 10/1/35	750	863
Tallahassee, City of, Health Facilities Revenue, Tallahassee Memorial Healthcare, 5.000%, 12/1/36	480	529

		14,412

Georgia—3.3%
Athens-Clarke County Unified Government, Water and Sewer Revenue (Pre-refunded 1/19/19 @100), 5.625%, 1/1/28	1,500	1,586
Atlanta Water & Wastewater Revenue, 5.000%, 11/1/31	650	773
DeKalb County Water & Sewer Revenue, 5.250%, 10/1/26	2,750	3,156

		5,515

Idaho—1.0%
Idaho Housing & Finance Association, Federal Highway Grant Anticipation Revenue, 4.500%, 7/15/29	1,500	1,627

Illinois—8.1%
Chicago O’Hare International Airport,
General Revenue, Senior Lien, 5.250%, 1/1/29	100	123
Passenger Facilities Charge Revenue, 5.000%, 1/1/20	750	813
Chicago, City of,
Sales Tax Revenue, 5.000%, 1/1/21	750	810
Waterworks Revenue, Second Lien, 5.000%, 11/1/22	500	571
Waterworks Revenue, Second Lien, 5.000%, 11/1/30	500	575
Waterworks Revenue, Second Lien, (AGM Insured), 5.250%, 11/1/32	350	416
Illinois Finance Authority,
KishHealth System Revenue (Escrowed to Maturity), 4.750%, 10/1/18	700	725

	PAR VALUE	VALUE
Illinois—continued
Rush University Medical Center Revenue (Pre-refunded 11/1/18 @100), 7.250%, 11/1/38	$1,220	$1,301
Rush University Medical Center Revenue, 5.000%, 11/15/21	250	284
Illinois State Toll Highway Authority, Toll Highway Revenue Senior Lien, 5.000%, 1/1/32	1,000	1,167
Illinois, State of, General Obligation,
5.000%, 4/1/22	815	886
5.000%, 2/1/26	1,490	1,608
5.000%, 2/1/27	1,250	1,378
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project Revenue (AGM Insured), 0.000%, 6/15/26	1,000	756
University of Illinois, Auxiliary Facilities System Revenue,
5.500%, 4/1/31	1,540	1,702
5.125%, 4/1/36	500	542

		13,657

Indiana—2.1%
Indiana Finance Authority, Indiana University Health Center Revenue, 5.000%, 12/1/22	800	938
Indianapolis Local Public Improvements Bond Bank Revenue, 5.000%, 6/1/19	2,500	2,658

		3,596

Iowa—1.5%
Iowa, State of, Prison Infrastructure Funding Revenue (Pre-refunded 6/15/20 @100), 5.000%, 6/15/27	2,250	2,482

Louisiana—0.7%
New Orleans Sewerage Service Revenue,
5.000%, 6/1/19	500	531
5.000%, 6/1/20	550	601

		1,132

Maine—1.6%
Portland, City of, General Airport Revenue,
5.000%, 7/1/26	1,000	1,120
5.000%, 7/1/29	580	640
5.000%, 7/1/30	770	847

		2,607

Maryland—2.9%
Baltimore, City of, Convention Center Hotel Revenue, 5.000%, 9/1/36	250	286
Maryland Economic Development Corp., Exelon Generation Co. Revenue, 2.550%, 12/1/25(2)	500	505
Maryland Health & Higher Educational Facilities Authority,
Anne Arundel Health System Revenue (Pre-refunded 7/1/19 @100), 6.750%, 7/1/29	2,015	2,213
Anne Arundel Health System Revenue, 5.000%, 7/1/32	250	263

See Notes to Financial Statements

VIRTUS NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Maryland—continued
Medstar Health System Revenue, 5.000%, 8/15/26	$800	$946
Medstar Health System Revenue, 5.000%, 5/15/42	600	680

		4,893

Massachusetts—0.4%
Massachusetts Port Authority, Transportation Revenue, 5.000%, 7/1/31	500	595

Michigan—1.7%
Michigan Finance Authority, Beaumont Health Credit Group Revenue, 5.000%, 8/1/27	1,250	1,453
Michigan State Building Authority, Facilities Program Lease Revenue,
5.000%, 4/15/25	500	603
4.000%, 10/15/36	500	527
Royal Oak Hospital Finance Authority, William Beaumont Hospital Revenue, 5.000%, 9/1/19	200	214

		2,797

New Jersey—4.6%
Camden County Improvement Authority Healthcare Redevelopment Project, Cooper Health System Revenue, 5.000%, 2/15/22	950	1,069
New Jersey Economic Development Authority, Cigarette Tax Revenue (AGM Insured), 5.000%, 6/15/22	3,000	3,381
New Jersey Housing & Mortgage Finance Agency, Mortgage Revenue, 4.375%, 4/1/28	1,885	1,976
New Jersey Turnpike Authority, Toll Revenue, 4.000%, 1/1/35	240	257
Tobacco Settlement Financing Corp. Tobacco Settlement Revenue 5.000%, 6/1/41	1,000	969

		7,652

New York—11.6%
Buffalo & Erie County Industrial Land Development Corp., Catholic Health System Revenue, 5.000%, 7/1/23	550	640
Metropolitan Transportation Authority, Transportation Revenue,
6.250%, 11/15/23	605	639
(Pre-refunded 11/15/18 @100), 6.250%, 11/15/23	25	27
(Pre-refunded 11/15/18 @100), 6.250%, 11/15/18	2,510	2,657
New York City General Obligation,
6.250%, 10/15/28	40	42
(Pre-refunded 10/15/18 @100), 6.250%, 10/15/28	960	1,012
New York City Industrial Development Agency, Queens Baseball Stadium Project Revenue
(AGC Insured), 6.125%, 1/1/29	500	529
(AMBAC Insured), 5.000%, 1/1/20	900	903
(AMBAC Insured), 5.000%, 1/1/31	470	471

	PAR VALUE	VALUE
New York—continued
New York City Municipal Water Finance Authority, Water & Sewer System Revenue,
5.750%, 6/15/40	$3,530	$3,645
(Pre-refunded 6/15/18 @100), 5.500%, 6/15/21	500	516
(Pre-refunded 6/15/18 @100), 5.625%, 6/15/24	1,050	1,084
(Pre-refunded 6/15/18 @100), 5.750%, 6/15/40	1,060	1,096
New York City Transitional Finance Authority, Subordinate Future Tax Secured Revenue 5.000%, 5/1/35	3,165	3,703
New York State Dormitory Authority,
New York University Hospitals Center Revenue, 5.000%, 7/1/33	150	172
Orange Regional Medical Center Revenue, 5.000%, 12/1/23(4)	300	340
New York Transportation Development Corp., American Airlines JFK Project Revenue, 5.000%, 8/1/26	250	269
Triborough Bridge & Tunnel Authority, Toll Revenue Subordinate Lien, 5.000%, 11/15/23	750	885
TSASC, Inc., Tobacco Settlement Revenue 5.000%, 6/1/34	190	214
Utility Debt Securitization Authority Restructuring Charge, Electric Revenue, 5.000%, 6/15/26	500	598

		19,442

North Dakota—0.8%
Barnes County North Public School District Building Authority, Lease Revenue, 4.250%, 5/1/27	1,330	1,379

Ohio—2.7%
New Albany Community Authority, Community Facilities Revenue, 5.000%, 10/1/24	1,250	1,440
Ohio State Juvenile Correction Facilities Project, Lease Revenue,
5.000%, 10/1/20	465	516
5.000%, 10/1/21	1,080	1,232
5.000%, 10/1/22	1,135	1,324

		4,512

Oklahoma—0.8%
Oklahoma State Turnpike Authority, Turnpike Revenue, Second Senior Lien, 5.000%, 1/1/29	1,250	1,386

Oregon—1.5%
Oregon Facilities Authority, University of Portland Revenue, 5.000%, 4/1/30	240	282
Oregon, State of, General Obligation, 5.000%, 5/1/33	1,095	1,306
Washington & Multnomah Counties, Beaverton School District No. 48J, 0.000%, 6/15/36	800	907

		2,495

See Notes to Financial Statements

VIRTUS NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Pennsylvania—4.7%
Butler County Hospital Authority, Butler Health System Revenue, 5.000%, 7/1/30	$250	$285
Delaware River Joint Toll Bridge Commission, Bridge System Revenue, 5.000%, 7/1/34	250	295
Pennsylvania Turnpike Commission, Turnpike Revenue Subordinate Lien,
5.250%, 12/1/31	2,000	2,260
0.000%, 12/1/38	2,000	2,483
(Pre-refunded 12/1/20 @ 100), 6.000%, 12/1/34	1,235	1,421
(Pre-refunded 12/1/20 @ 100), 6.000%, 12/1/34	250	287
(Pre-refunded 12/1/20 @ 100), 6.000%, 12/1/34	265	304
Philadelphia, City of,
Water & Wastewater Revenue, 5.000%, 11/1/31	125	150
Water & Wastewater Revenue, 5.000%, 10/1/42	300	342

		7,827

South Carolina—0.9%
Dorchester County, Water & Sewer Revenue, 5.000%, 10/1/28	1,020	1,176
South Carolina Association of Governmental Organizations Educational Facilities Corp., for Pickens School District Lease Revenue, 5.000%, 12/1/24	250	298

		1,474

Tennessee—2.0%
Chattanooga-Hamilton County Hospital Authority, Erlanger Health System Revenue, 5.000%, 10/1/26	1,000	1,140
Tennessee Housing Development Agency, Residential Finance Program Revenue,
2.050%, 7/1/20	605	616
2.300%, 1/1/21	340	349
Tennessee State School Bond Authority, Higher Education Program Revenue, 5.000%, 11/1/34	1,000	1,206

		3,311

Texas—8.9%
Forney Independent School District, General Obligation (PSF Guaranteed) (Pre-refunded 8/15/18 @100), 5.750%, 8/15/33	750	781
Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System (Pre-refunded 12/1/18 @ 100), 7.250%, 12/1/35	2,525	2,706
Hidalgo County Drain District No. 1, General Obligation, 5.000%, 9/1/28	1,000	1,182
La Joya Independent School District, General Obligation (PSF Guaranteed), 5.000%, 2/15/20	1,000	1,088
North Texas Tollway Authority, Senior Lien Toll Revenue, 5.000%, 1/1/30	400	474

	PAR VALUE	VALUE
Texas—continued
Southmost Regional Water Authority, Desalination Plant Project Revenue
(AGM Insured), 5.000%, 9/1/25	$1,015	$1,159
(AGM Insured), 5.000%, 9/1/23	1,085	1,240
Texas Municipal Gas Acquisition & Supply, Gas Supply Revenue,
Corp. I, Senior Lien, 6.250%, 12/15/26	1,580	1,928
Corp. II, 1.561%, 9/15/27(2)	3,000	2,841
Upper Trinity Regional Water District Authority, Regional Treated Supply System Revenue (BAM Insured), 5.000%, 8/1/24	1,340	1,593

		14,992

Vermont—0.3%
Burlington, City of, Airport Revenue (AGM Insured), 5.000%, 7/1/24	200	226
Vermont Educational & Health Buildings Financing Agency, University of Vermont Health Network Revenue, 5.000%, 12/1/35	300	339

		565

Virginia—1.4%
Riverside Regional Jail Authority, Jail Facility Revenue, 5.000%, 7/1/26	1,250	1,515
Virginia College Building Authority, Marymount University Revenue,
5.000%, 7/1/20(4)	200	213
5.000%, 7/1/21(4)	400	431
5.000%, 7/1/22(4)	195	212

		2,371

Washington—1.1%
King County Sewer Revenue 5.000%, 7/1/36	1,630	1,904

West Virginia—0.3%
Monongalia County Building Commission, Monongalia Health System Revenue, 5.000%, 7/1/23	400	460

Wisconsin—0.8%
Public Finance Authority,
Renown Regional Medical Center Revenue, 5.000%, 6/1/33	1,000	1,131
Waste Management, Inc. Revenue, 2.875%, 5/1/27	250	252

		1,383
TOTAL MUNICIPAL BONDS (Identified Cost $154,636)		162,422
TOTAL LONG TERM INVESTMENTS—97.0%
(Identified Cost $154,636)		162,422

See Notes to Financial Statements

VIRTUS NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENT—1.7%

Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(5)	2,924,185	$2,924
TOTAL SHORT-TERM INVESTMENT (Identified Cost $2,924)		2,924
TOTAL INVESTMENTS—98.7% (Identified Cost $157,560)		165,346	(1)
Other assets and liabilities, net—1.3%		2,205

NET ASSETS—100.0%		$167,551

Abbreviations:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	At September 30, 2017, 21.8% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the Insurers concentration exceeds 10% of the Fund’s net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $1,196 or 0.7% of net assets.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Bonds	$162,422	$—	$162,422
Equity Securities:
Short-Term Investment	2,924	2,924	—

Total Investments	$165,346	$2,924	$162,422

There were no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS RAMPART LOW VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

SHARES		VALUE
EXCHANGE-TRADED FUND—98.5%
PowerShares S&P 500 Quality Portfolio(3)(4)	83,204	$2,396
TOTAL EXCHANGE-TRADED FUND (Identified Cost $2,392)		2,396
TOTAL PURCHASED OPTION—0.0%
(See open option contracts table) (Premiums Paid $—(2))		—	(2)
TOTAL LONG TERM INVESTMENTS—98.5% (Identified Cost $2,392)		2,396	(1)
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—98.5% (Identified Cost $2,392)		2,396	(1)
TOTAL WRITTEN OPTIONS—(0.1)%
(See open option contracts table) (Premiums Received $1)		(2	)(1)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—98.4%
(Identified Cost $2,391)		2,394
Other assets and liabilities, net—1.6%		39

NET ASSETS—100.0%		$2,433

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Amount is less than $500.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(4)	All or a portion of the security is segregated as collateral for written options.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017		Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Fund	$2,396		$2,396
Purchased Option	—	*	—	*

Total Investments before Written Options	$2,396		$2,396

Written Options	$(2)		$(2)

Total Investments Net of Written Options	$2,394		$2,394

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

*	Amount is less than $500.

Open Purchased Options

Description	# of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
CBOE Volatility Index	9	$11	$12	10/4/2017	$—	*

Total Purchased Options					$—	*

Open Written Options

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500® Index	2	$507	$2,535	10/6/2017	$— *
S&P 500® Index	3	764	2,545	10/13/2017	(1)
S&P 500® Index	2	509	2,545	10/20/2017	(1)

Total Written Options					$(2)

*	Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

	Horizon Wealth Masters Fund	Newfleet Bond Fund	Newfleet CA Tax-Exempt Bond Fund
Assets
Investment in unaffiliated securities at value(1)	$72,449	$71,485	$26,752
Investment in affiliated fund at value(2)	—	1,154	—
Cash	5	169	295
Receivables
Investment securities sold	4,580	306	—
Fund shares sold	37	142	—	(4)
Dividends and interest receivable	64	605	352
Prepaid expenses	30	35	17
Prepaid trustee retainer	1	1	—	(4)
Other assets	2	3	1

Total assets	77,168	73,900	27,417

Liabilities
Payables
Fund shares repurchased	111	30	29
Investment securities purchased	4,335	503	—
Dividend distributions	—	14	6
Investment advisory fees	53	12	8
Distribution and service fees	21	14	4
Administration fees	8	8	3
Transfer agent fees and expenses	15	20	4
Professional fees	21	25	25
Trustee deferred compensation plan	2	3	1
Other accrued expenses	4	4	2

Total liabilities	4,570	633	82

Net Assets	$72,598	$73,267	$27,335

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$59,196	$73,194	$25,954
Accumulated undistributed net investment income (loss)	(3)	176	29
Accumulated undistributed net realized gain (loss)	(4,444)	(1,741)	198
Net unrealized appreciation (depreciation) on investments	17,849	1,638	1,154

Net Assets	$72,598	$73,267	$27,335

Class A
Net asset value (net assets/shares outstanding) per share	$17.07	$11.31	$11.81
Maximum offering price per share NAV/(1–2.75%)	$—	$—	$12.14
Maximum offering price per share NAV/(1–3.75%)	$—	$11.75	$—
Maximum offering price per share NAV/(1–5.75%)	$18.11	$—	$—
Shares of beneficial interest outstanding, par value(3), unlimited authorization	1,209,306	3,496,652	1,464,485
Net Assets	$20,639	$39,536	$17,298
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$16.65	$11.04	$—
Shares of beneficial interest outstanding, par value(3), unlimited authorization	1,292,938	604,045	—
Net Assets	$21,533	$6,671	$—
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$17.12	$11.49	$11.79
Shares of beneficial interest outstanding, par value(3), unlimited authorization	1,777,520	2,314,420	851,422
Net Assets	$30,426	$26,597	$10,037
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—	$11.50	$—
Shares of beneficial interest outstanding, par value(3), unlimited authorization	—	40,240	—
Net Assets	$—	$463	$—

(1) Investment in unaffiliated securities at cost	$54,600	$69,822	$25,598
(2) Investment in affiliated fund at cost	$—	$1,179	$—
(3) All of the Funds on this page with the exception of the Newfleet Bond Fund have no par value. Newfleet Bond Fund has a par value of $1.00.
(4) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

	Newfleet High Yield Fund	Newfleet Low Duration Income Fund	Newfleet Multi-Sector Intermediate Bond Fund

Assets
Investment in unaffiliated securities at value(1)	$72,068	$360,295	$368,870
Investment in affiliated fund at value(2)	—	—	9,148
Cash	96	—	824
Receivables
Investment securities sold	565	2,829	3,317
Fund shares sold	41	7,555	1,249
Dividends and interest receivable	1,025	1,410	4,047
Prepaid expenses	36	34	47
Prepaid trustee retainer	1	4	4
Other assets	2	12	13

Total assets	73,834	372,139	387,519

Liabilities
Cash overdraft	—	5,617	—
Payables
Fund shares repurchased	180	422	686
Investment securities purchased	1,409	1,097	9,932
Dividend distributions	32	39	250
Investment advisory fees	16	43	122
Distribution and service fees	14	44	70
Administration fees	8	37	38
Transfer agent fees and expenses	26	60	61
Professional fees	26	26	30
Trustee deferred compensation plan	2	12	13
Other accrued expenses	4	23	23

Total liabilities	1,717	7,420	11,225

Net Assets	$72,117	$364,719	$376,294

Net Assets Consist of:
Common stock $0.001 par value	$—	$34	$—
Capital paid in on shares of beneficial interest	83,454	363,976	385,816
Accumulated undistributed net investment income (loss)	252	267	410
Accumulated undistributed net realized gain (loss)	(13,196)	(1,366)	(12,091)
Net unrealized appreciation (depreciation) on investments	1,607	1,808	2,159

Net Assets	$72,117	$364,719	$376,294

Class A
Net asset value (net assets/shares outstanding) per share	$4.25	$10.83	$10.42
Maximum offering price per share NAV/(1–2.25%)	$—	$11.08	$—
Maximum offering price per share NAV/(1–3.75%)	$4.42	$—	$10.83
Shares of beneficial interest outstanding, par value(3), unlimited authorization	13,346,410	7,528,103	8,360,043
Net Assets	$56,694	$81,542	$87,144
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.17	$10.83	$10.53
Shares of beneficial interest outstanding, par value(3), unlimited authorization	860,997	2,991,316	6,072,949
Net Assets	$3,593	$32,400	$63,919
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.25	$10.83	$10.43
Shares of beneficial interest outstanding, par value(3), unlimited authorization	1,546,311	23,159,508	19,729,390
Net Assets	$6,577	$250,777	$205,821
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$4.25	$—	$10.43
Shares of beneficial interest outstanding, par value(3), unlimited authorization	1,234,973	—	1,860,795
Net Assets	$5,253	$—	$19,410

(1) Investment in unaffiliated securities at cost	$70,461	$358,487	$366,518
(2) Investment in affiliated fund at cost	$—	$—	$9,341
(3) All of the Funds on this page with the exception of Newfleet Low Duration Income have no par value. Newfleet Low Duration Income Fund has a par value of $0.001.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund	Rampart Low Volatility Equity Fund

Assets
Investment in unaffiliated securities at value(1)	$586,127	$165,346	$2,396
Cash	22,012	1	19
Deposits with prime broker	—	—	12
Receivables
Investment securities sold	7,205	—	—
Fund shares sold	980	212	—
Receivable from adviser	—	—	2
Dividends and interest receivable	1,574	2,325	—	(4)
Prepaid expenses	32	27	24
Prepaid trustee retainer	6	2	—	(4)
Other assets	20	6	—	(4)

Total assets	617,956	167,919	2,453

Liabilities
Written options at value(2)	—	—	2
Payables
Fund shares repurchased	1,641	195	—
Investment securities purchased	20,674	—	1
Borrowings (Note 13)	23,000	—	—
Dividend distributions	343	25	—
Investment advisory fees	189	37	—
Distribution and service fees	127	27	—	(4)
Administration fees	57	17	1
Transfer agent fees and expenses	69	27	—	(4)
Professional fees	31	25	16
Trustee deferred compensation plan	20	6	—	(4)
Interest payable on line of credit	3	—	—
Other accrued expenses	73	9	—	(4)

Total liabilities	46,227	368	20

Net Assets	$571,729	$167,551	$2,433

Net Assets Consist of:
Capital stock $0.001 par	$—	$14	$—
Capital paid in on shares of beneficial interest	607,367	158,745	2,177
Accumulated undistributed net investment income (loss)	(712)	304	24
Accumulated undistributed net realized gain (loss)	(30,736)	701	230
Net unrealized appreciation (depreciation) on investments	(4,190)	7,787	3
Net unrealized appreciation (depreciation) on written options	—	—	(1)

Net Assets	$571,729	$167,551	$2,433

Class A
Net asset value (net assets/shares outstanding) per share	$9.42	$11.28	$12.38
Maximum offering price per share NAV/(1–2.75%)	$9.69	$11.60	$—
Maximum offering price per share NAV/(1–5.75%)	$—	$—	$13.14
Shares of beneficial interest outstanding, par value(3), unlimited authorization	23,671,778	4,134,619	40,654
Net Assets	$223,055	$46,657	$503
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.44	$11.29	$12.11
Shares of beneficial interest outstanding, par value(3), unlimited authorization	10,366,261	1,845,821	20,722
Net Assets	$97,800	$20,832	$251
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.42	$11.28	$12.36
Shares of beneficial interest outstanding, par value(3), unlimited authorization	26,636,633	8,867,291	135,799
Net Assets	$250,770	$100,062	$1,679
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$9.42	$—	$—
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	11,051	—	—
Net Assets	$104	$—	$—

(1) Investment in unaffiliated securities at cost	$590,317	$157,560	$2,392
(2) Written options premiums received	$—	$—	$1
(3) All of the Funds on this page with the exception of Newfleet Tax-Exempt Bond Fund have no par value. Newfleet Tax-Exempt Bond Fund has a par value of $0.001.
(4) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Horizon Wealth Masters Fund	Newfleet Bond Fund	Newfleet CA Tax-Exempt Bond

Investment Income
Dividends	$992	$61	$—
Dividends from affiliated fund	—	66	—
Interest	— (1)	2,882	1,033
Security lending, net of fees	302	—	—
Foreign taxes withheld	(1)	—	—

Total investment income	1,293	3,009	1,033

Expenses
Investment advisory fees	641	332	127
Distribution and service fees, Class A	66	103	45
Distribution and service fees, Class B	—	— (1)	—
Distribution and service fees, Class C	229	80	—
Administration fees	95	93	36
Transfer agent fees and expenses	120	113	32
Registration fees	45	67	31
Printing fees and expenses	12	13	5
Custodian fees	3	7	1
Professional fees	23	32	23
Trustees’ fees and expenses	9	9	4
Miscellaneous expenses	8	11	4

Total expenses	1,251	860	308
Less expenses reimbursed and/or waived by investment adviser	(51)	(240)	(94)
Earnings credit from custodian	(1)	(3)	—
Custody fees reimbursed (Note 11)	—	(17)	(5)
Low balance account fees	— (1)	(2)	— (1)

Net expenses	1,199	598	209

Net investment income (loss)	94	2,411	824

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	5,270	101	202
Net change in unrealized appreciation (depreciation) on unaffiliated investments	6,681	(727)	(996)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	(5)	—

Net Realized and Unrealized Gain (Loss) on Investments	11,951	(631)	(794)

Net increase (decrease) in net assets resulting from operations	$12,045	$1,780	$30

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Newfleet High Yield Fund	Newfleet Low Duration Income Fund	Newfleet Multi-Sector Intermediate Bond Fund

Investment Income
Dividends	$60	$139	$156
Dividends from affiliated fund	4	—	521
Interest	4,543	9,883	17,598
Foreign taxes withheld	—	—	(22)

Total investment income	4,607	10,022	18,253

Expenses
Investment advisory fees	470	2,037	1,809
Distribution and service fees, Class A	148	226	227
Distribution and service fees, Class B	— (1)	—	6
Distribution and service fees, Class C	40	387	684
Administration fees	91	467	414
Transfer agent fees and expenses	131	464	412
Registration fees	73	84	82
Printing fees and expenses	12	57	43
Custodian fees	11	15	24
Professional fees	29	37	40
Trustees’ fees and expenses	9	40	38
Miscellaneous expenses	12	37	38

Total expenses	1,026	3,851	3,817
Less expenses reimbursed and/or waived by investment adviser	(288)	(1,387)	(401)
Earnings credit from custodian	(3)	—	(9)
Custody fees reimbursed (Note 11)	(57)	—	(75)
Low balance account fees	(4)	— (1)	(1)

Net expenses	674	2,464	3,331

Net investment income (loss)	3,933	7,558	14,922

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(620)	(561)	(1,902)
Net realized gain (loss) on affiliated investments	1	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(22)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	1,679	(2,302)	5,320
Net change in unrealized appreciation (depreciation) on affiliated investments	5	—	(38)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(2)

Net Realized and Unrealized Gain (Loss) on Investments	1,065	(2,863)	3,356

Net increase (decrease) in net assets resulting from operations	$4,998	$4,695	$18,278

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund	Rampart Low Volatility Equity Fund

Investment Income
Dividends	$298	$25	$64
Dividends from affiliated fund	191	—	—
Interest	28,825	6,325	— (1)

Total investment income	29,314	6,350	64

Expenses
Investment advisory fees	2,843	788	26
Distribution and service fees, Class A	566	137	2
Distribution and service fees, Class C	1,075	226	3
Administration fees	732	221	3
Transfer agent fees and expenses	596	213	3
Registration fees	85	56	41
Printing fees and expenses	65	25	2
Custodian fees	33	3	4
Professional fees	47	31	16
Trustees’ fees and expenses	69	19	— (1)
Miscellaneous expenses	217	17	3

Total expenses before interest expense and fees	6,328	1,736	103
Interest expense and fees	629	—	—

Total expenses after interest expense and fees	6,957	1,736	103
Less expenses reimbursed and/or waived by investment adviser	(357)	(323)	(63)
Earnings credit from custodian	(48)	—	— (1)
Custody fees reimbursed (Note 11)	—	(5)	—
Low balance account fees	— (1)	— (1)	—

Net expenses	6,552	1,408	40

Net investment income (loss)	22,762	4,942	24

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(5,926)	729	841
Net realized gain (loss) on affiliated investments	(3)	—	—
Net realized gain (loss) on written options	—	—	(58)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	6,445	(5,583)	(614)
Net change in unrealized appreciation (depreciation) affiliated investments	101	—	—
Net change in unrealized appreciation (depreciation) on written options	—	—	(2)

Net Realized and Unrealized Gain (Loss) on Investments	617	(4,854)	167

Net increase (decrease) in net assets resulting from operations	$23,379	$88	$191

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Horizon Wealth Masters Fund		Newfleet Bond Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$94	$309	$2,411	$2,485
Net realized gain (loss)	5,270	(4,300)	101	(648)
Net change in unrealized appreciation (depreciation)	6,681	13,223	(732)	2,992

Increase (decrease) in net assets resulting from operations	12,045	9,232	1,780	4,829

From Distributions to Shareholders
Net investment income, Class A	(191)	(112)	(1,316)	(1,355)
Net investment income, Class B	—	—	(1)	(2)
Net investment income, Class C	—	(3)	(199)	(236)
Net investment income, Class I	(192)	(137)	(826)	(650)
Net investment income, Class R6	—	—	(7)	—
Net realized short-term gains, Class A	(23)	(666)	—	—
Net realized short-term gains, Class C	—	(438)	—	—
Net realized short-term gains, Class I	(23)	(391)	—	—
Net realized long-term gains, Class A	—	(231)	—	—
Net realized long-term gains, Class C	—	(152)	—	—
Net realized long-term gains, Class I	—	(136)	—	—

Decrease in net assets from distributions to shareholders	(429)	(2,266)	(2,349)	(2,243)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(16,754)	(23,994)	(4,228)	(5,315)
Change in net assets from share transactions, Class B	—	—	(72)	(54)
Change in net assets from share transactions, Class C	(6,811)	(11,563)	(2,644)	154
Change in net assets from share transactions, Class I	6,393	(14,030)	2,463	5,985
Change in net assets from share transactions, Class R6	—	—	462	—

Increase (decrease) in net assets from share transactions	(17,172)	(49,587)	(4,019)	770

Net increase (decrease) in net assets	(5,556)	(42,621)	(4,588)	3,356

Net Assets
Beginning of period	78,154	120,775	77,855	74,499

End of period	$72,598	$78,154	$73,267	$77,855

Accumulated undistributed net investment income (loss) at end of period	$(3)	$286	$176	$108

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet CA Tax-Exempt Bond		Newfleet High Yield Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$824	$976	$3,933	$3,669
Net realized gain (loss)	202	218	(619)	(1,269)
Net change in unrealized appreciation (depreciation)	(996)	522	1,684	4,426

Increase (decrease) in net assets resulting from operations	30	1,716	4,998	6,826

From Distributions to Shareholders
Net investment income, Class A	(522)	(576)	(3,074)	(3,093)
Net investment income, Class B	—	—	— (1)	(2)
Net investment income, Class C	—	—	(180)	(162)
Net investment income, Class I	(321)	(361)	(419)	(421)
Net investment income, Class R6	—	—	(73)	—
Net realized short-term gains, Class A	—	(10)	—	—
Net realized short-term gains, Class I	—	(6)	—	—
Net realized long-term gains, Class A	(106)	(434)	—	—
Net realized long-term gains, Class I	(59)	(273)	—	—

Decrease in net assets from distributions to shareholders	(1,008)	(1,660)	(3,746)	(3,678)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,576)	(567)	(8,670)	579
Change in net assets from share transactions, Class B	—	—	(27)	(15)
Change in net assets from share transactions, Class C	—	—	(705)	378
Change in net assets from share transactions, Class I	(1,224)	587	(1,545)	3,137
Change in net assets from share transactions, Class R6	—	—	5,263	—

Increase (decrease) in net assets from share transactions	(2,800)	20	(5,684)	4,079

Net increase (decrease) in net assets	(3,778)	76	(4,432)	7,227

Net Assets
Beginning of period	31,113	31,037	76,549	69,322

End of period	$27,335	$31,113	$72,117	$76,549

Accumulated undistributed net investment income (loss) at end of period	$29	$48	$252	$(39)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet Low Duration Income Fund
	Year Ended September 30, 2017	Fiscal Period Ended September 30, 2016(1)	Year Ended December 31, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$7,558	$4,957	$3,750
Net realized gain (loss)	(561)	(74)	(588)
Net increase in payments by affiliates	—	—	3
Net change in unrealized appreciation (depreciation)	(2,302)	6,087	(1,490)

Increase (decrease) in net assets resulting from operations	4,695	10,970	1,675

From Distributions to Shareholders
Net investment income, Class A	(1,761)	(1,288)	(1,241)
Net investment income, Class C	(465)	(375)	(392)
Net investment income, Class I	(5,306)	(3,052)	(2,021)
Return of capital Class A	—	—	(182)
Return of capital Class C	—	—	(100)
Return of capital Class I	—	—	(261)

Decrease in net assets from distributions to shareholders	(7,532)	(4,715)	(4,197)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(19,703)	14,626	11,010
Change in net assets from share transactions, Class C	(13,906)	1,140	(6,317)
Change in net assets from share transactions, Class I	844	97,036	59,540

Increase (decrease) in net assets from share transactions	(32,765)	112,802	64,233

Net increase (decrease) in net assets	(35,602)	119,057	61,711

Net Assets
Beginning of period	400,321	281,264	219,553

End of period	$364,719	$400,321	$281,264

Accumulated undistributed net investment income (loss) at end of period	$267	$242	$—

(1) The Fund changed its fiscal year-end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet Multi-Sector Intermediate Bond Fund		Newfleet Senior Floating Rate Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$14,922	$14,173	$22,762	$21,432
Net realized gain (loss)	(1,924)	(5,211)	(5,929)	(14,361)
Net change in unrealized appreciation (depreciation)	5,280	18,592	6,546	15,184

Increase (decrease) in net assets resulting from operations	18,278	27,554	23,379	22,255

From Distributions to Shareholders
Net investment income, Class A	(3,951)	(4,295)	(9,291)	(8,701)
Net investment income, Class B	(21)	(79)	—	—
Net investment income, Class C	(2,434)	(2,715)	(3,605)	(3,550)
Net investment income, Class I	(7,495)	(5,418)	(10,697)	(9,212)
Net investment income, Class R6	(277)	(81)	(4)	—

Decrease in net assets from distributions to shareholders	(14,178)	(12,588)	(23,597)	(21,463)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(12,696)	(11,062)	(4,634)	(41,744)
Change in net assets from share transactions, Class B	(1,709)	(1,247)	—	—
Change in net assets from share transactions, Class C	(12,158)	(12,694)	(14,097)	(26,952)
Change in net assets from share transactions, Class I	79,969	(21,152)	40,395	(73,726)
Change in net assets from share transactions, Class R6	17,313	130	104	—

Increase (decrease) in net assets from share transactions	70,719	(46,025)	21,768	(142,422)

Net increase (decrease) in net assets	74,819	(31,059)	21,550	(141,630)

Net Assets
Beginning of period	301,475	332,534	550,179	691,809

End of period	$376,294	$301,475	$571,729	$550,179

Accumulated undistributed net investment income (loss) at end of period	$410	$1,029	$(712)	$(461)

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2017	Fiscal Period Ended September 30, 2016(2)	Year Ended December 31, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,942	$3,822	$5,074
Net realized gain (loss)	729	345	67
Net change in unrealized appreciation (depreciation)	(5,583)	1,789	(683)

Increase (decrease) in net assets resulting from operations	88	5,956	4,458

From Distributions to Shareholders
Net investment income, Class A	(1,460)	(1,394)	(1,938)
Net investment income, Class C	(434)	(385)	(525)
Net investment income, Class I	(2,858)	(2,087)	(2,479)
Net realized short-term gains, Class A	—	— (1)	—
Net realized short-term gains, Class C	—	— (1)	—
Net realized short-term gains, Class I	—	— (1)	—
Net realized long-term gains, Class A	(97)	—	(57)
Net realized long-term gains, Class C	(36)	—	(23)
Net realized long-term gains, Class I	(147)	—	(69)

Decrease in net assets from distributions to shareholders	(5,032)	(3,866)	(5,091)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(21,229)	(5,512)	(5,220)
Change in net assets from share transactions, Class C	(5,334)	(3,808)	(530)
Change in net assets from share transactions, Class I	(2,165)	12,807	4,697

Increase (decrease) in net assets from share transactions	(28,728)	3,487	(1,053)

Net increase (decrease) in net assets	(33,672)	5,577	(1,686)

Net Assets
Beginning of period	201,223	195,646	197,332

End of period	$167,551	$201,223	$195,646

Accumulated undistributed net investment income (loss) at end of period	$304	$109	$152

(1) Amount is less than $500.

(2) The Fund changed its fiscal year-end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Low Volatility Equity Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$24	$18
Net realized gain (loss)	783	(497)
Net change in unrealized appreciation (depreciation)	(616)	557

Increase (decrease) in net assets resulting from operations	191	78

From Distributions to Shareholders
Net investment income, Class A	(1)	(8)
Net investment income, Class I	(16)	(9)
Net realized short-term gains, Class A	—	(13)
Net realized short-term gains, Class C	—	(9)
Net realized short-term gains, Class I	—	(10)
Net realized long-term gains, Class A	—	(19)
Net realized long-term gains, Class C	—	(13)
Net realized long-term gains, Class I	—	(13)

Decrease in net assets from distributions to shareholders	(17)	(94)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,185)	(421)
Change in net assets from share transactions, Class C	(259)	(900)
Change in net assets from share transactions, Class I	(27)	8

Increase (decrease) in net assets from share transactions	(1,471)	(1,313)

Net increase (decrease) in net assets	(1,297)	(1,329)

Net Assets
Beginning of period	3,730	5,059

End of period	$2,433	$3,730

Accumulated undistributed net investment income (loss) at end of period	$24	$17

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Horizon Wealth
Masters Fund
Class A
10/1/16 to 9/30/17	$14.60	0.05	2.52	2.57	(0.10)	—	—	(0.10)	—		2.47	$17.07	17.67%		$20,639	1.45%		1.52%		0.32%		30%
10/1/15 to 9/30/16	13.25	0.07	1.55	1.62	(0.03)	(0.24)	—	(0.27)	—		1.35	14.60	12.44		33,204	1.46	(12)	1.54		0.53		30
10/1/14 to 9/30/15	14.50	0.05	(0.98)	(0.93)	(0.05)	(0.27)	—	(0.32)	—		(1.25)	13.25	(6.74)		54,109	1.45		1.46		0.36		51
10/1/13 to 9/30/14	13.12	0.02	1.37	1.39	—	(0.01)	—	(0.01)	—		1.38	14.50	10.67		55,881	1.45		1.46		0.11		62
10/1/12 to 9/30/13	10.22	(0.01)	3.05	3.04	(0.09)	(0.05)	—	(0.14)	—		2.90	13.12	30.09		5,169	1.45		3.29		(0.10)		22

Class C
10/1/16 to 9/30/17	$14.26	(0.07)	2.46	2.39	—	—	—	—	—		2.39	$16.65	16.76%		$21,533	2.20%		2.27%		(0.48)%		30%
10/1/15 to 9/30/16	13.02	(0.03)	1.51	1.48	—	(0.24)	—	(0.24)	—		1.24	14.26	11.56		24,816	2.21	(12)	2.29		(0.22)		30
10/1/14 to 9/30/15	14.32	(0.06)	(0.97)	(1.03)	—	(0.27)	—	(0.27)	—		(1.30)	13.02	(7.41)		34,171	2.20		2.21		(0.39)		51
10/1/13 to 9/30/14	13.04	(0.09)	1.38	1.29	—	(0.01)	—	(0.01)	—		1.28	14.32	9.90		30,511	2.20		2.22		(0.65)		62
10/1/12 to 9/30/13	10.21	(0.08)	3.03	2.95	(0.07)	(0.05)	—	(0.12)	—		2.83	13.04	29.11		1,742	2.20		4.41		(0.66)		22

Class I
10/1/16 to 9/30/17	$14.66	0.07	2.55	2.62	(0.16)	—	—	(0.16)	—		2.46	$17.12	17.97%		$30,426	1.20%		1.26%		0.46%		30%
10/1/15 to 9/30/16	13.30	0.08	1.58	1.66	(0.06)	(0.24)	—	(0.30)	—		1.36	14.66	12.75		20,134	1.21	(12)	1.29		0.61		30
10/1/14 to 9/30/15	14.56	0.09	(1.00)	(0.91)	(0.08)	(0.27)	—	(0.35)	—		(1.26)	13.30	(6.53)		32,495	1.20		1.21		0.62		51
10/1/13 to 9/30/14	13.14	0.05	1.39	1.44	(0.01)	(0.01)	—	(0.02)	—		1.42	14.56	10.96		48,918	1.20		1.20		0.33		62
10/1/12 to 9/30/13	10.22	0.06	3.01	3.07	(0.10)	(0.05)	—	(0.15)	—		2.92	13.14	30.37		44,813	1.20		4.64		0.52		22
Newfleet Bond Fund
Class A
10/1/16 to 9/30/17	$11.38	0.37	(0.08)	0.29	(0.36)	—	—	(0.36)	—		(0.07)	$11.31	2.60	%(16)	$39,536	0.84	%(16)	1.17%		3.26	%(16)	56%
10/1/15 to 9/30/16	11.02	0.36	0.33	0.69	(0.33)	—	—	(0.33)	—	(5)	0.36	11.38	6.38	(11)	44,136	0.86	(12)	1.18		3.28		64
10/1/14 to 9/30/15	11.43	0.40	(0.43)	(0.03)	(0.32)	—	(0.06)	(0.38)	—		(0.41)	11.02	(0.26)		48,064	0.85		1.12		3.55		64
10/1/13 to 9/30/14	11.21	0.47	0.22	0.69	(0.47)	—	—	(0.47)	—		0.22	11.43	6.18		53,603	0.85		1.10		4.08		38
10/1/12 to 9/30/13	11.61	0.43	(0.41)	0.02	(0.42)	—	—	(0.42)	—		(0.40)	11.21	0.17		57,286	0.85		1.07		3.75		107

Class C
10/1/16 to 9/30/17	$11.12	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	—		(0.08)	$11.04	1.79	%(16)	$6,671	1.59	%(16)	1.92%		2.51	%(16)	56%
10/1/15 to 9/30/16	10.78	0.27	0.32	0.59	(0.25)	—	—	(0.25)	—	(5)	0.34	11.12	5.54	(11)	9,409	1.61	(12)	1.93		2.52		64
10/1/14 to 9/30/15	11.19	0.30	(0.41)	(0.11)	(0.24)	—	(0.06)	(0.30)	—		(0.41)	10.78	(1.00)		8,853	1.60		1.87		2.74		64
10/1/13 to 9/30/14	10.99	0.37	0.21	0.58	(0.38)	—	—	(0.38)	—		0.20	11.19	5.34		6,315	1.60		1.85		3.33		38
10/1/12 to 9/30/13	11.38	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	—		(0.39)	10.99	(0.51)		6,825	1.60		1.82		2.99		107

Class I
10/1/16 to 9/30/17	$11.56	0.40	(0.08)	0.32	(0.39)	—	—	(0.39)	—		(0.07)	$11.49	2.81	%(16)	$26,597	0.59	%(16)	0.92%		3.52	%(16)	56%
10/1/15 to 9/30/16	11.19	0.40	0.33	0.73	(0.36)	—	—	(0.36)	—	(5)	0.37	11.56	6.63	(11)	24,236	0.61	(12)	0.93		3.51		64
10/1/14 to 9/30/15	11.59	0.43	(0.42)	0.01	(0.35)	—	(0.06)	(0.41)	—		(0.40)	11.19	0.08		17,456	0.60		0.87		3.78		64
10/1/13 to 9/30/14	11.37	0.50	0.21	0.71	(0.49)	—	—	(0.49)	—		0.22	11.59	6.35		16,468	0.60		0.85		4.33		38
10/1/12 to 9/30/13	11.76	0.47	(0.41)	0.06	(0.45)	—	—	(0.45)	—		(0.39)	11.37	0.49		22,037	0.60		0.82		3.98		107

Class R6
11/3/16(6) to 9/30/17	$11.45	0.38	0.03	0.41	(0.36)	—	—	(0.36)	—		0.05	$11.50	3.66	%(4)(16)	$463	0.53	%(3)(16)	0.88	%(3)	3.33	%(3)(16)	56	%(10)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Newfleet CA Tax-Exempt
Bond Fund
Class A
10/1/16 to 9/30/17	$12.17	0.33	(0.28)	0.05	(0.34)	(0.07)	(0.41)	—		(0.36)	$11.81	0.45	%(16)	$17,298	0.85	%(16)	1.17%		2.82	%(16)	33%
10/1/15 to 9/30/16	12.14	0.37	0.29	0.66	(0.36)	(0.27)	(0.63)	—		0.03	12.17	5.56		19,464	0.86	(12)	1.22		3.03		21
10/1/14 to 9/30/15	12.51	0.39	0.03	0.42	(0.40)	(0.39)	(0.79)	—		(0.37)	12.14	3.44		19,978	0.85		1.18		3.16		24
10/1/13 to 9/30/14	12.10	0.43	0.64	1.07	(0.42)	(0.24)	(0.66)	—		0.41	12.51	9.16		21,729	0.85		1.11		3.49		7
10/1/12 to 9/30/13	12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	(0.61)	—		(0.86)	12.10	(2.12)		22,612	0.85		1.04		3.39		22

Class I
10/1/16 to 9/30/17	$12.15	0.36	(0.28)	0.08	(0.37)	(0.07)	(0.44)	—		(0.36)	$11.79	0.69	%(16)	$10,037	0.60	%(16)	0.94%		3.06	%(16)	33%
10/1/15 to 9/30/16	12.12	0.40	0.29	0.69	(0.39)	(0.27)	(0.66)	—		0.03	12.15	5.83		11,649	0.61	(12)	0.97		3.28		21
10/1/14 to 9/30/15	12.49	0.42	0.03	0.45	(0.43)	(0.39)	(0.82)	—		(0.37)	12.12	3.71		11,059	0.60		0.93		3.41		24
10/1/13 to 9/30/14	12.09	0.45	0.64	1.09	(0.45)	(0.24)	(0.69)	—		0.40	12.49	9.36		11,453	0.60		0.83		3.74		7
10/1/12 to 9/30/13	12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)	(0.64)	—		(0.86)	12.09	(1.88)		26,026	0.60		0.79		3.65		22
Newfleet High Yield
Fund
Class A
10/1/16 to 9/30/17	$4.18	0.23	0.06	0.29	(0.22)	—	(0.22)	—		0.07	$4.25	7.05	%(16)	$56,694	1.00	%(7)(16)	1.41%		5.36	%(16)	71%
10/1/15 to 9/30/16	3.98	0.21	0.20	0.41	(0.21)	—	(0.21)	—	(5)	0.20	4.18	10.59	(11)	64,338	1.15	(12)	1.42		5.15		81
10/1/14 to 9/30/15	4.35	0.22	(0.36)	(0.14)	(0.23)	—	(0.23)	—		(0.37)	3.98	(3.39)		60,951	1.15		1.32		5.26		94
10/1/13 to 9/30/14	4.27	0.24	0.08	0.32	(0.24)	—	(0.24)	—		0.08	4.35	7.53		71,042	1.15		1.31		5.55		82
10/1/12 to 9/30/13	4.28	0.26	(0.01)	0.25	(0.26)	—	(0.26)	—		(0.01)	4.27	5.98		80,155	1.15		1.31		6.05		100

Class C
10/1/16 to 9/30/17	$4.11	0.19	0.06	0.25	(0.19)	—	(0.19)	—		0.06	$4.17	6.11	%(16)	$3,593	1.75	%(7)(16)	2.17%		4.61	%(16)	71%
10/1/15 to 9/30/16	3.92	0.17	0.20	0.37	(0.18)	—	(0.18)	—	(5)	0.19	4.11	9.68	(11)	4,231	1.90	(12)	2.17		4.40		81
10/1/14 to 9/30/15	4.28	0.19	(0.35)	(0.16)	(0.20)	—	(0.20)	—		(0.36)	3.92	(3.93)		3,705	1.90		2.07		4.52		94
10/1/13 to 9/30/14	4.21	0.21	0.07	0.28	(0.21)	—	(0.21)	—		0.07	4.28	6.60		4,038	1.90		2.07		4.79		82
10/1/12 to 9/30/13	4.23	0.23	(0.02)	0.21	(0.23)	—	(0.23)	—		(0.02)	4.21	5.00		3,302	1.90		2.06		5.31		100

Class I
10/1/16 to 9/30/17	$4.18	0.24	0.06	0.30	(0.23)	—	(0.23)	—		0.07	$4.25	7.31	%(16)	$6,577	0.75	%(7)(16)	1.17%		5.62	%(16)	71%
10/1/15 to 9/30/16	3.98	0.21	0.21	0.42	(0.22)	—	(0.22)	—	(5)	0.20	4.18	10.86	(11)	7,954	0.90	(12)	1.16		5.38		81
10/1/14 to 9/30/15	4.35	0.23	(0.36)	(0.13)	(0.24)	—	(0.24)	—		(0.37)	3.98	(3.15)		4,625	0.90		1.07		5.53		94
10/1/13 to 9/30/14	4.27	0.26	0.07	0.33	(0.25)	—	(0.25)	—		0.08	4.35	7.80		6,120	0.90		1.07		5.80		82
10/1/12 to 9/30/13	4.28	0.27	(0.01)	0.26	(0.27)	—	(0.27)	—		(0.01)	4.27	6.25		5,812	0.90		1.05		6.37		100

Class R6
11/3/16(6) to 9/30/17	$4.14	0.22	0.10	0.32	(0.21)	—	(0.21)	—		0.11	$4.25	7.93	%(4)(16)	$5,253	0.69	%(3)(7)(16)	1.15	%(3)	5.66	%(3)(16)	71	%(10)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Newfleet Low Duration Income
Fund
Class A
10/1/16 to 9/30/17	$10.90	0.21	(0.07)	0.14	(0.21)	—	—	(0.21)	—		(0.07)	$10.83	1.31%		$81,542	0.75%		1.12%	1.95%		55%
1/1/16 to 9/30/16(14)	10.70	0.15	0.20	0.35	(0.15)	—	—	(0.15)	—		0.20	10.90	3.25	(4)	102,049	0.76	(3)(12)	1.12 (3)	1.89	(3)	38	(4)
1/1/15 to 12/31/15	10.82	0.19	(0.09)	0.10	(0.19)	—	(0.03)	(0.22)	—	(5)	(0.12)	10.70	0.89	(11)	85,666	0.75		1.12	1.77		56
1/1/14 to 12/31/14	10.83	0.22	(0.01)	0.21	(0.22)	—	—	(0.22)	—		(0.01)	10.82	1.94		75,456	0.92	(7)	1.11	2.02		58
1/1/13 to 12/31/13	10.96	0.21	(0.13)	0.08	(0.21)	—	—	(0.21)	—		(0.13)	10.83	0.76		39,436	0.95		1.14	1.93		51
1/1/12 to 12/31/12	10.54	0.23	0.41	0.64	(0.22)	—	—	(0.22)	—		0.42	10.96	6.14		28,266	0.96	(12)	1.20	2.12		87	(13)

Class C
10/1/16 to 9/30/17	$10.90	0.13	(0.07)	0.06	(0.13)	—	—	(0.13)	—		(0.07)	$10.83	0.56%		$32,400	1.50%		1.87%	1.20%		55%
1/1/16 to 9/30/16(14)	10.70	0.09	0.19	0.28	(0.08)	—	—	(0.08)	—		0.20	10.90	2.67	(4)	46,642	1.51	(3)(12)	1.87 (3)	1.15	(3)	38	(4)
1/1/15 to 12/31/15	10.82	0.11	(0.10)	0.01	(0.10)	—	(0.03)	(0.13)	—	(5)	(0.12)	10.70	0.13	(11)	44,621	1.50		1.86	1.02		56
1/1/14 to 12/31/14	10.84	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)	—		(0.02)	10.82	1.08		51,303	1.68	(7)	1.87	1.28		58
1/1/13 to 12/31/13	10.97	0.13	(0.13)	—	(0.13)	—	—	(0.13)	—		(0.13)	10.84	0.01		25,463	1.70		1.89	1.17		51
1/1/12 to 12/31/12	10.54	0.15	0.42	0.57	(0.14)	—	—	(0.14)	—		0.43	10.97	5.44		20,156	1.71	(12)	1.95	1.38		87	(13)

Class I
10/1/16 to 9/30/17	$10.90	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	—		(0.07)	$10.83	1.56%		$250,777	0.50%		0.88%	2.21%		55%
1/1/16 to 9/30/16(14)	10.70	0.17	0.20	0.37	(0.17)	—	—	(0.17)	—		0.20	10.90	3.44	(4)	251,630	0.52	(3)(12)	0.87 (3)	2.15	(3)	38	(4)
1/1/15 to 12/31/15	10.81	0.22	(0.09)	0.13	(0.21)	—	(0.03)	(0.24)	—	(5)	(0.11)	10.70	1.24	(11)	150,977	0.50		0.88	2.03		56
1/1/14 to 12/31/14	10.83	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	—		(0.02)	10.81	2.10		92,794	0.68	(7)	0.91	2.27		58
1/1/13 to 12/31/13	10.96	0.24	(0.13)	0.11	(0.24)	—	—	(0.24)	—		(0.13)	10.83	1.02		52,790	0.70		0.94	2.18		51
1/1/12 to 12/31/12	10.54	0.26	0.41	0.67	(0.25)	—	—	(0.25)	—		0.42	10.96	6.40		29,513	0.73	(12)	0.99	2.40		87	(13)
Newfleet Multi-Sector Intermediate Bond
Fund
Class A
10/1/16 to 9/30/17	$10.30	0.47	0.10	0.57	(0.45)	—	—	(0.45)	—		0.12	$10.42	5.64	%(16)	$87,144	1.01	%(7)(16)	1.13%	4.55	%(16)	64%
10/1/15 to 9/30/16	9.76	0.47	0.49	0.96	(0.42)	—	—	(0.42)	—		0.54	10.30	10.15		98,969	1.14	(12)	1.15	4.80		60
10/1/14 to 9/30/15	10.70	0.49	(0.85)	(0.36)	(0.40)	(0.13)	(0.05)	(0.58)	—	(5)	(0.94)	9.76	(3.41	)(11)	104,833	1.10		1.10	4.81		66
10/1/13 to 9/30/14	10.77	0.54	0.11	0.65	(0.52)	(0.20)	—	(0.72)	—		(0.07)	10.70	6.18		119,423	1.11		1.11	5.00		54
10/1/12 to 9/30/13	11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	—	(0.67)	—		(0.38)	10.77	2.59		184,524	1.10		1.10	5.13		77

Class C
10/1/16 to 9/30/17	$10.40	0.39	0.11	0.50	(0.37)	—	—	(0.37)	—		0.13	$10.53	4.90	%(16)	$63,919	1.77	%(7)(16)	1.88%	3.80	%(16)	64%
10/1/15 to 9/30/16	9.85	0.40	0.50	0.90	(0.35)	—	—	(0.35)	—		0.55	10.40	9.34		75,350	1.88	(12)	1.90	4.04		60
10/1/14 to 9/30/15	10.79	0.42	(0.85)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	—	(5)	(0.94)	9.85	(4.11	)(11)	84,099	1.85		1.85	4.06		66
10/1/13 to 9/30/14	10.86	0.47	0.10	0.57	(0.44)	(0.20)	—	(0.64)	—		(0.07)	10.79	5.33		96,072	1.86		1.86	4.25		54
10/1/12 to 9/30/13	11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	—	(0.59)	—		(0.37)	10.86	1.90		104,591	1.85		1.85	4.39		77

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Tax Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments and after interest expense)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Newfleet Multi-Sector Intermediate Fund
(Continued)
Class I
10/1/16 to 9/30/17	$10.31	0.50	0.09	0.59	(0.47)	—		—	(0.47)	—		0.12	$10.43	5.90	%(16)	$205,821	0.75	%(7)(16)	0.88%		4.83	%(16)	64%
10/1/15 to 9/30/16	9.77	0.50	0.49	0.99	(0.45)	—		—	(0.45)	—		0.54	10.31	10.42		123,435	0.88	(12)	0.90		5.04		60
10/1/14 to 9/30/15	10.71	0.52	(0.85)	(0.33)	(0.43)	(0.13)		(0.05)	(0.61)	—	(5)	(0.94)	9.77	(3.17	)(11)	138,956	0.85		0.85		5.06		66
10/1/13 to 9/30/14	10.77	0.57	0.12	0.69	(0.55)	(0.20)		—	(0.75)	—		(0.06)	10.71	6.54		144,298	0.86		0.86		5.24		54
10/1/12 to 9/30/13	11.15	0.60	(0.28)	0.32	(0.58)	(0.12)		—	(0.70)	—		(0.38)	10.77	2.85		86,387	0.85		0.85		5.38		77

Class R6
10/1/16 to 9/30/17	$10.31	0.50	0.10	0.60	(0.48)	—		—	(0.48)	—		0.12	$10.43	5.98	%(16)	$19,410	0.67	%(7)(16)	0.82%		4.79	%(16)	64%
10/1/15 to 9/30/16	9.77	0.50	0.50	1.00	(0.46)	—		—	(0.46)	—		0.54	10.31	10.50		2,004	0.81	(12)	0.83		5.12		60
11/14/14(6) to 9/30/15	10.67	0.46	(0.81)	(0.35)	(0.37)	(0.13)		(0.05)	(0.55)	—	(5)	(0.90)	9.77	(3.31	)(4)(11)	1,778	0.76	(3)	0.77	(3)	5.12	(3)	66	(10)
Newfleet Senior Floating Rate
Fund
Class A
10/1/16 to 9/30/17	$9.42	0.37	0.02	0.39	(0.39)	—		—	(0.39)	—		—	$9.42	4.28%		$223,055	1.10	%(7)	1.16%		3.95%		95%
10/1/15 to 9/30/16	9.36	0.34	0.06	0.40	(0.34)	—		—	(0.34)	—		0.06	9.42	4.42		227,588	1.23	(9)(12)	1.24		3.67		48
10/1/14 to 9/30/15	9.72	0.38	(0.32)	0.06	(0.39)	(0.03)		—	(0.42)	—	(5)	(0.36)	9.36	0.53	(11)	268,596	1.20	(9)	1.20		3.94		34
10/1/13 to 9/30/14	9.79	0.37	(0.07)	0.30	(0.37)	—		—	(0.37)	—		(0.07)	9.72	3.08		294,617	1.18	(9)	1.18		3.79		77
10/1/12 to 9/30/13	9.79	0.42	0.04	0.46	(0.46)	(—	)(5)	—	(0.46)	—		—	9.79	4.84		386,113	1.21	(9)	1.21		4.29		68

Class C
10/1/16 to 9/30/17	$9.43	0.30	0.03	0.33	(0.32)	—		—	(0.32)	—		0.01	$9.44	3.50%		$97,800	1.85	%(7)	1.92%		3.20%		95%
10/1/15 to 9/30/16	9.37	0.27	0.06	0.33	(0.27)	—		—	(0.27)	—		0.06	9.43	3.63		111,839	1.98	(9)(12)	1.99		2.92		48
10/1/14 to 9/30/15	9.73	0.31	(0.33)	(0.02)	(0.31)	(0.03)		—	(0.34)	—	(5)	(0.36)	9.37	(0.22	)(11)	138,478	1.95	(9)	1.95		3.19		34
10/1/13 to 9/30/14	9.81	0.30	(0.08)	0.22	(0.30)	—		—	(0.30)	—		(0.08)	9.73	2.20		177,485	1.93	(9)	1.93		3.04		77
10/1/12 to 9/30/13	9.80	0.35	0.05	0.40	(0.39)	(—	)(5)	—	(0.39)	—		0.01	9.81	4.15		182,667	1.96	(9)	1.96		3.51		68

Class I
10/1/16 to 9/30/17	$9.41	0.40	0.02	0.42	(0.41)	—		—	(0.41)	—		0.01	$9.42	4.54%		$250,770	0.84	%(7)	0.92%		4.21%		95%
10/1/15 to 9/30/16	9.35	0.36	0.06	0.42	(0.36)	—		—	(0.36)	—		0.06	9.41	4.69		210,752	0.97	(9)(12)	0.98		3.91		48
10/1/14 to 9/30/15	9.71	0.40	(0.32)	0.08	(0.41)	(0.03)		—	(0.44)	—	(5)	(0.36)	9.35	0.78	(11)	284,735	0.95	(9)	0.95		4.20		34
10/1/13 to 9/30/14	9.79	0.40	(0.09)	0.31	(0.39)	—		—	(0.39)	—		(0.08)	9.71	3.23		457,494	0.93	(9)	0.93		4.06		77
10/1/12 to 9/30/13	9.78	0.43	0.07	0.50	(0.49)	(—	)(5)	—	(0.49)	—		0.01	9.79	5.21		381,791	0.96	(9)	0.96		4.41		68

Class R6
11/3/16(6) to 9/30/17	$9.43	0.36	0.01	0.37	(0.38)	—		—	(0.38)	—		(0.01)	$9.42	4.32	%(4)	$104	0.77	%(3)(7)	0.86	%(3)	3.76	%(3)	95	%(10)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Newfleet Tax-Exempt
Bond Fund
Class A
10/1/16 to 9/30/17	$11.55	0.31	(0.26)	0.05	(0.30)	(0.02)	(0.32)	—		(0.27)	$11.28	0.48	%(16)	$46,657	0.85	%(16)	1.03%		2.78	%(16)	9%
1/1/16 to 9/30/16(14)	11.43	0.22	0.12	0.34	(0.22)	—	(0.22)	—		0.12	11.55	3.00	(4)	69,711	0.87	(3)(12)	1.03	(3)	2.53	(3)	9	(4)
1/1/15 to 12/31/15	11.46	0.30	(0.03)	0.27	(0.29)	(0.01)	(0.30)	—		(0.03)	11.43	2.39		74,418	0.85		1.00		2.60		10
1/1/14 to 12/31/14	10.91	0.31	0.56	0.87	(0.32)	— (5)	(0.32)	—		0.55	11.46	7.94		79,906	0.85		0.99		2.73		22
1/1/13 to 12/31/13	11.62	0.30	(0.71)	(0.41)	(0.30)	—	(0.30)	—		(0.71)	10.91	(3.48)		89,303	0.85		0.98		2.66		29
1/1/12 to 12/31/12	11.10	0.30	0.52	0.82	(0.30)	—	(0.30)	—		0.52	11.62	7.45		143,397	0.87	(12)	1.00		2.61		35

Class C
10/1/16 to 9/30/17	$11.55	0.23	(0.25)	(0.02)	(0.22)	(0.02)	(0.24)	—		(0.26)	$11.29	(0.18	)%(16)	$20,832	1.60	%(16)	1.78%		2.03	%(16)	9%
1/1/16 to 9/30/16(14)	11.43	0.15	0.13	0.28	(0.16)	—	(0.16)	—		0.12	11.55	2.42	(4)	26,833	1.61	(3)(12)	1.78	(3)	1.78	(3)	9	(4)
1/1/15 to 12/31/15	11.46	0.21	(0.03)	0.18	(0.20)	(0.01)	(0.21)	—		(0.03)	11.43	1.62		30,316	1.60		1.75		1.85		10
1/1/14 to 12/31/14	10.92	0.22	0.55	0.77	(0.23)	— (5)	(0.23)	—		0.54	11.46	7.13		30,967	1.60		1.74		1.98		22
1/1/13 to 12/31/13	11.63	0.22	(0.72)	(0.50)	(0.21)	—	(0.21)	—		(0.71)	10.92	(4.29)		28,845	1.60		1.73		1.92		29
1/1/12 to 12/31/12	11.10	0.21	0.54	0.75	(0.22)	—	(0.22)	—		0.53	11.63	6.74		39,792	1.62	(12)	1.75		1.86		35

Class I
10/1/16 to 9/30/17	$11.55	0.34	(0.26)	0.08	(0.33)	(0.02)	(0.35)	—		(0.27)	$11.28	0.73	%(16)	$100,062	0.60	%(16)	0.79%		3.04	%(16)	9%
1/1/16 to 9/30/16(14)	11.43	0.24	0.12	0.36	(0.24)	—	(0.24)	—		0.12	11.55	3.19	(4)	104,679	0.62	(3)(12)	0.78	(3)	2.78	(3)	9	(4)
1/1/15 to 12/31/15	11.46	0.33	(0.03)	0.30	(0.32)	(0.01)	(0.33)	—		(0.03)	11.43	2.64		90,912	0.60		0.77		2.85		10
1/1/14 to 12/31/14	10.91	0.34	0.56	0.90	(0.35)	— (5)	(0.35)	—		0.55	11.46	8.30		86,459	0.60		0.79		2.98		22
1/1/13 to 12/31/13	11.62	0.33	(0.71)	(0.38)	(0.33)	—	(0.33)	—		(0.71)	10.91	(3.33)		82,936	0.60		0.77		2.88		29
1/1/12 to 12/31/12	11.10	0.33	0.52	0.85	(0.33)	—	(0.33)	—		0.52	11.62	7.72		162,094	0.62	(12)	0.79		2.84		35
Rampart Low Volatility
Equity Fund
Class A
10/1/16 to 9/30/17	$11.57	0.04	0.79	0.83	(0.02)	—	(0.02)	—		0.81	$12.38	7.18%		$503	1.55%		3.76%		0.37%		847	%(15)
10/1/15 to 9/30/16	11.45	0.05	0.28	0.33	(0.04)	(0.17)	(0.21)	—		0.12	11.57	2.82		1,633	1.56	(12)	2.98		0.46		10
10/1/14 to 9/30/15	11.71	0.08	(0.30)	(0.22)	(0.04)	—	(0.04)	—	(5)	(0.26)	11.45	(1.88	)(11)	2,055	1.55		2.70		0.64		1
10/1/13 to 9/30/14	10.24	0.06	1.50	1.56	(0.09)	—	(0.09)	—		1.47	11.71	15.23		485	1.55		6.15		0.56		3
6/11/13(6) to 9/30/13	10.00	0.06	0.18	0.24	—	—	—	—		0.24	10.24	2.40	(4)	136	1.55	(3)	7.66	(3)	2.00	(3)	0

Class C
10/1/16 to 9/30/17	$11.39	0.04	0.68	0.72	—	—	—	—		0.72	$12.11	6.32%		$251	2.30%		4.60%		0.36%		847	%(15)
10/1/15 to 9/30/16	11.32	(0.04)	0.28	0.24	—	(0.17)	(0.17)	—		0.07	11.39	2.05		491	2.31	(12)	3.64		(0.39)		10
10/1/14 to 9/30/15	11.64	0.01	(0.31)	(0.30)	(0.02)	—	(0.02)	—	(5)	(0.32)	11.32	(2.61	)(11)	1,423	2.30		3.47		0.04		1
10/1/13 to 9/30/14	10.21	(0.02)	1.50	1.48	(0.05)	—	(0.05)	—		1.43	11.64	14.47		291	2.30		6.72		(0.19)		3
6/11/13(6) to 9/30/13	10.00	0.03	0.18	0.21	—	—	—	—		0.21	10.21	2.10	(4)	130	2.30	(3)	8.49	(3)	0.99	(3)	0

Class I
10/1/16 to 9/30/17	$11.63	0.15	0.70	0.85	(0.12)	—	(0.12)	—		0.73	$12.36	7.38%		$1,679	1.30%		3.72%		1.26%		847	%(15)
10/1/15 to 9/30/16	11.50	0.09	0.27	0.36	(0.06)	(0.17)	(0.23)	—		0.13	11.63	3.08		1,606	1.32	(12)	2.78		0.80		10
10/1/14 to 9/30/15	11.73	0.09	(0.27)	(0.18)	(0.05)	—	(0.05)	—	(5)	(0.23)	11.50	(1.57	)(11)	1,581	1.30		2.62		0.79		1
10/1/13 to 9/30/14	10.25	0.07	1.51	1.58	(0.10)	—	(0.10)	—		1.48	11.73	15.45		1,539	1.30		5.32		0.67		3
6/11/13(6) to 9/30/13	10.00	0.07	0.18	0.25	—	—	—	—		0.25	10.25	2.50	(4)	1,332	1.30	(3)	7.51	(3)	2.23	(3)	0

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The Fund is currently under its expense limitation.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Payment from affiliate had no impact on total return.
(12)	Net expense ratio includes extraordinary proxy expenses.
(13)	Portfolio turnover calculation excludes security transactions that were distributed as a result of a redemption-in-kind.
(14)	The Fund changed its fiscal year-end to September 30 during the period.
(15)	Portfolio Turnover Rate is due to high volume of portfolio activity and the limited number of investments held.
(16)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

Newfleet Bond Fund 0.02%
Newfleet California Tax Exempt Fund 0.02%
Newfleet High Yield Fund 0.08%
Newfleet Multi-Sector Intermediate Bond Fund 0.02%
Newfleet Tax Exempt Bond Fund 0.01%

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:

Newfleet Bond Fund 0.02%
Newfleet California Tax Exempt Fund 0.02%
Newfleet High Yield Fund 0.08%
Newfleet Multi-Sector Intermediate Bond Fund 0.02%
Newfleet Tax Exempt Bond Fund was less than 0.01%

Please refer to Note 11 in the Notes to Financial Statements for a further explanation on the custody fees reimbursed.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 28 funds of the Trust are offered for sale, of which nine (each a “Fund”) are reported in this annual report.

Each Fund is diversified and has a distinct investment objective(s). Each Fund’s investment objective is outlined in each Fund’s summary page.

There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares and Class C shares with the exception of the Newfleet CA Tax-Exempt Bond Fund which does not offer Class C shares. All of the Funds offer Class I shares. Effective March 6, 2017, Class B shares were converted to Class A shares. Prior to conversion, Class B shares were only available to existing shareholders through qualifying transactions. The Newfleet Bond Fund, Newfleet High Yield Fund, Newfleet Multi-Sector Intermediate Bond Fund and Newfleet Senior Floating Rate Fund also offer Class R6 shares.

Class A shares of Newfleet Low Duration Income Fund are sold with a front-end sales charge of 2.25% with some exceptions. Class A shares of the Newfleet CA Tax-Exempt Bond Fund, Newfleet Senior Floating Rate Fund and Newfleet Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Newfleet Bond Fund, Newfleet High Yield Fund, and Newfleet Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of the Rampart Low Volatility Equity and Horizon Wealth Masters Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Prior to March 6, 2017, Class B shares were generally sold with a CDSC, which declined from 5% to zero depending on the period of time the shares were held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class R6 and Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statement of Operations for the period, as applicable.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of the underlying mutual funds in which the Fund invests.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Interest-Only and Principal-Only Securities

Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

J.	Securities Lending

($ reported in thousands)

During the period, certain Funds were permitted to loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so a Fund was required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral, consisting of cash and securities issued by the U.S. Government or its agencies, was adjusted daily in connection with changes in the market value of securities on loan. Cash collateral was invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker were recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. Effective July 31, 2017, securities lending was suspended on the Funds, and the agreement with BBH was terminated on August 14, 2017.

K.	Earnings Credit and Interest

Through an arrangement with each Fund’s previous custodian, which ended on various dates in September 2017, the Funds received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

Options	Contracts:

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options.”

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

The Rampart Low Volatility Equity Fund invested in writing index call options and buying call options on VIX futures. Both are used as techniques for limiting the volatility of the Fund’s portfolio.

The following is a summary of the Fund’s option contracts, categorized as equity risk, presented in the financial statements as of September 30, 2017:

Statements of Assets and Liabilities
Assets: Purchased call options at value	$— (1)
Liabilities: Written options at value	(2)

Net asset (liability) balance	$(2)

Statements of Operations
Net realized gain (loss) on purchased options	$(18	)(2)
Net realized gain (loss) on written options	(58)
Net change in unrealized appreciation (depreciation) on purchased options	5	(3)
Net change in unrealized appreciation (depreciation) on written options	(2)

Total realized and unrealized gain (loss) on purchased and written options	$(73)

(1)	Amount included in Investment in unaffiliated securities at value and is less than $500.
(2)	Amount included in Net realized gain (loss) on unaffiliated investments.
(3)	Amount included in net change in unrealized appreciation (depreciation) on unaffiliated investments.

For the period ended September 30, 2017, the average daily premiums paid by the Fund for purchased call options were $1, and the average daily premiums received for written call options by the Fund were $5.

Note 4. Investment	Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Newfleet Tax-Exempt Bond Fund	0.45%

	First $1 Billion	$1+ Billion
Horizon Wealth Masters Fund	0.85%	0.80%
Newfleet Bond Fund	0.45	0.40

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Newfleet CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Newfleet High Yield Fund	0.65	0.60	0.55
Newfleet Low Duration Income Fund	0.55	0.50	0.45
Newfleet Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Newfleet Senior Floating Rate Fund	0.45%	0.40%	0.38%
Rampart Low Volatility Equity Fund	0.95	0.90	0.85

During the period covered by these financial statements, the Newfleet Bond Fund, Newfleet High Yield Fund, Newfleet Multi-Sector Intermediate Fund, and the Newfleet Senior Floating Rate Fund invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $5, $1, $51, and $17, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser” in the Statements of Operations.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Fund(s) they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Horizon Wealth Masters Fund	Horizon Asset Management, LLC	Newfleet Multi-Sector Intermediate Bond Fund	NF(1)
Newfleet Bond Fund	NF(1)	Newfleet Senior Floating Rate Fund	NF(1)
Newfleet CA Tax-Exempt Bond Fund	NF(1)	Newfleet Tax-Exempt Bond Fund	NF(1)
Newfleet High Yield Fund	NF(1)	Rampart Low Volatility Equity Fund	Rampart Investment Management Company, LLC(2)
Newfleet Low Duration Income Fund	NF(1)

(1)	Newfleet Asset Management, LLC, an indirect wholly owned subsidiary of Virtus (“NF”)
(2)	An indirect wholly owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and dividend expenses, if any), so that such expenses do not exceed the percentages of the applicable Fund’s average daily net asset values as listed below.

	Class A	Class C	Class I	Class R6	Through Date
Horizon Wealth Masters Fund	1.45%	2.20%	1.20%	N/A	04/30/18
Newfleet Bond Fund	0.85	1.60	0.60	0.54%	04/30/18
Newfleet CA Tax-Exempt Bond Fund	0.85	N/A	0.60	N/A	04/30/18
Newfleet High Yield Fund*	1.00	1.75	0.75	0.69	04/30/18
Newfleet Low Duration Income Fund	0.75	1.50	0.50	N/A	04/30/18
Newfleet Multi-Sector Intermediate Bond Fund	0.99	1.74	0.74	0.67	04/30/18
Newfleet Senior Floating Rate Fund(1)**	0.94	1.69	0.69	0.63	04/30/18
Newfleet Tax-Exempt Bond Fund	0.85	1.60	0.60	N/A	04/30/18
Rampart Low Volatility Equity Fund	1.55	2.30	1.30	N/A	04/30/18

(1)	Excluding leverage expenses, if any.
*	Effective November 1, 2016. For the period October 1, 2016, through October 31, 2016, the expense caps were as follows for Class A, Class C, and Class I, respectively: 1.15%, 1.90%, and 0.90%.
**	Effective January 1, 2017. For the period October 1, 2016, through December 31, 2016, the expense caps were as follows for Class A, Class C, Class I, and Class R6, respectively: 1.20%, 1.95%, 0.95%, and 0.89%.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements within three years after the date on which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2018	2019	2020	Total
Horizon Wealth Masters Fund	$28	$77	$55	$160
Newfleet Bond Fund	204	239	235	678
Newfleet CA Tax-Exempt Bond Fund	110	112	93	315
Newfleet High Yield Fund	146	183	287	616
Newfleet Low Duration Income Fund	657	1,139	1,387	3,183
Newfleet Multi-Sector Intermediate Bond Fund	—	—	350	350
Newfleet Senior Floating Rate Fund	—	—	340	340
Newfleet Tax-Exempt Bond Fund	278	318	323	919
Rampart Low Volatility Equity Fund	55	67	63	185

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2017, it retained net commissions of $307 for Class A shares and CDSC of $2, and $12 for Class A shares, and Class C shares respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, and 1.00% for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2017, the Funds incurred administration fees totaling $1,667 which are included in the Statements of Operations within the line item “Administration fees.”

For the period ended September 30, 2017, the Funds incurred transfer agent fees totaling $1,899 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” A portion of these fees are paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates and the retirement plans of Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Newfleet Bond Fund
Class R6	9,014	$104
Newfleet High Yield Fund
Class R6	1,082,434	4,600
Newfleet Multi-Sector Intermediate Bond Fund
Class R6	1,555,147	16,220
Newfleet Senior Floating Rate Fund
Class I	436,430	4,111
Class R6	11,051	104
Rampart Low Volatility Equity Fund
Class A	10,307	128
Class C	10,197	123
Class I	135,603	1,676

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

H.	Investments in Affiliates

A summary of the total long-term and short-term purchases and sales of an affiliated fund, Virtus Newfleet Credit Opportunities Fund, during the period ended September 30, 2017 is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Dividend Income	Distributions of Realized Gains
Newfleet Bond Fund	$1,159	$—	$—	$—	$(5)	$1,154	$66	$—
Newfleet High Yield Fund	352	—	(358)	1	5	—	4	—
Newfleet Multi-Sector Intermediate Bond Fund	9,186	—	—	—	(38)	9,148	521	—
Newfleet Senior Floating Rate Fund	5,999	—	(6,097)	(3)	101	—	191	—

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” in the Statement of Assets and Liabilities at September 30, 2017.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and written options) during the period ended September 30, 2017, were as follows:

	Purchases	Sales
Horizon Wealth Masters Fund	$22,719	$40,137
Newfleet Bond Fund	33,563	34,457
Newfleet CA Tax-Exempt Bond Fund	8,969	11,772
Newfleet High Yield Fund	50,214	55,893
Newfleet Low Duration Income Fund	173,660	173,527
Newfleet Multi-Sector Intermediate Bond Fund	249,608	187,553
Newfleet Senior Floating Rate Fund	577,222	583,055
Newfleet Tax-Exempt Bond Fund	15,733	43,873
Rampart Low Volatility Equity Fund	22,966	24,499

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2017, were as follows:

	Purchases	Sales
Newfleet Bond Fund	$7,501	$11,482
Newfleet Low Duration Income Fund	21,803	68,490
Newfleet Multi-Sector Intermediate Bond Fund	28,072	20,805

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 6. Capital	Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Horizon Wealth Masters Fund				Newfleet Bond Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	163	$2,547	312	$4,201	402	$4,509	195	$2,159
Conversion from Class B shares(3)	—	—	—	—	3	34	—	—
Reinvestment of distributions	13	207	74	981	99	1,114	104	1,157
Shares repurchased	(1,241)	(19,508)	(2,195)	(29,176)	(888)	(9,885)	(780)	(8,631)

Net Increase / (Decrease)	(1,065)	$(16,754)	(1,809)	$(23,994)	(384)	$(4,228)	(481)	$(5,315)

Class B
Sale of shares	—	$—	—	$—	— (1)	$— (2)	— (1)	$— (2)
Reinvestment of distributions	—	—	—	—	— (1)	1	— (1)	2
Shares repurchased	—	—	—	—	(4)	(39)	(5)	(56)
Conversion to Class A shares(3)	—	—	—	—	(3)	(34)	—	—

Net Increase / (Decrease)	—	$—	—	$—	(7)	$(72)	(5)	$(54)

Class C
Sale of shares	106	$1,635	200	$2,581	79	$863	567	$6,059
Reinvestment of distributions	—	—	40	520	16	171	19	202
Shares repurchased	(553)	(8,446)	(1,124)	(14,664)	(337)	(3,678)	(560)	(6,107)

Net Increase / (Decrease)	(447)	$(6,811)	(884)	$(11,563)	(242)	$(2,644)	26	$154

Class I
Sale of shares	1,013	$16,032	600	$8,275	857	$9,728	1,001	$11,191
Reinvestment of distributions	13	198	47	630	71	806	56	630
Shares repurchased	(622)	(9,837)	(1,717)	(22,935)	(711)	(8,071)	(519)	(5,836)

Net Increase / (Decrease)	404	$6,393	(1,070)	$(14,030)	217	$2,463	538	$5,985

Class R6
Sale of shares	—	$—	—	$—	43	$489	—	$—
Reinvestment of distributions	—	—	—	—	1	7	—	—
Shares repurchased	—	—	—	—	(3)	(34)	—	—

Net Increase / (Decrease)	—	$—	—	$—	41	$462	—	$—

(1)	Amount is less than 500.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	Newfleet CA Tax-Exempt Bond Fund				Newfleet High Yield Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	54	$630	53	$647	399	$1,684	1,752	$7,051
Conversion from Class B shares(3)	—	—	—	—	5	22	—	—
Reinvestment of distributions	42	495	69	828	612	2,586	644	2,578
Shares repurchased	(231)	(2,701)	(168)	(2,042)	(3,076)	(12,962)	(2,294)	(9,050)

Net Increase / (Decrease)	(135)	$(1,576)	(46)	$(567)	(2,060)	$(8,670)	102	$579

Class B
Sale of shares	—	$—	—	$—	—	$— (2)	—	$— (2)
Reinvestment of distributions	—	—	—	—	— (1)	— (2)	— (1)	2
Shares repurchased	—	—	—	—	(1)	(5)	(4)	(17)
Conversion to Class A shares(3)	—	—	—	—	(5)	(22)	—	—

Net Increase / (Decrease)	—	$—	—	$—	(6)	$(27)	(4)	$(15)

Class C
Sale of shares	—	$—	—	$—	116	$480	372	$1,482
Reinvestment of distributions	—	—	—	—	42	173	39	153
Shares repurchased	—	—	—	—	(327)	(1,358)	(326)	(1,257)

Net Increase / (Decrease)	—	$—	—	$—	(169)	$(705)	85	$378

Class I
Sale of shares	369	$4,286	247	$3,008	1,596	$6,738	2,307	$9,282
Reinvestment of distributions	32	375	53	637	96	408	103	413
Shares repurchased	(508)	(5,885)	(254)	(3,058)	(2,048)	(8,691)	(1,669)	(6,558)

Net Increase / (Decrease)	(107)	$(1,224)	46	$587	(356)	$(1,545)	741	$3,137

Class R6
Sale of shares	—	$—	—	$—	1,308	$5,573	—	$—
Reinvestment of distributions	—	—	—	—	17	74	—	—
Shares repurchased	—	—	—	—	(90)	(384)	—	—

Net Increase / (Decrease)	—	$—	—	$—	1,235	$5,263	—	$—

	Newfleet Low Duration Income Fund
	Year Ended September 30, 2017		Fiscal Period Ended September 30, 2016		Year Ended December 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,715	$29,348	3,603	$38,896	3,576	$38,617
Reinvestment of distributions	147	1,591	110	1,190	122	1,317
Shares repurchased	(4,696)	(50,642)	(2,357)	(25,460)	(2,669)	(28,924)

Net Increase / (Decrease)	(1,834)	$(19,703)	1,356	$14,626	1,029	$11,010

Class C
Sale of shares	541	$5,842	1,363	$14,668	2,142	$23,100
Reinvestment of distributions	37	397	28	307	35	383
Shares repurchased	(1,865)	(20,145)	(1,282)	(13,835)	(2,751)	(29,800)

Net Increase / (Decrease)	(1,287)	$(13,906)	109	$1,140	(574)	$(6,317)

Class I
Sale of shares	15,673	$169,247	15,127	$163,364	11,692	$126,118
Reinvestment of distributions	428	4,627	214	2,320	181	1,955
Shares repurchased	(16,030)	(173,030)	(6,365)	(68,648)	(6,345)	(68,533)

Net Increase / (Decrease)	71	$844	8,976	$97,036	5,528	$59,540

(1)	Amount is less than 500.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	Newfleet Multi-Sector Intermediate Bond Fund				Newfleet Senior Floating Rate Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,722	$17,764	1,400	$13,704	3,433	$32,534	1,242	$11,489
Conversion from Class B shares(3)	93	958	—	—	—	—	—	—
Reinvestment of distributions	332	3,421	383	3,779	918	8,701	895	8,271
Shares repurchased	(3,395)	(34,839)	(2,914)	(28,545)	(4,834)	(45,869)	(6,679)	(61,504)

Net Increase / (Decrease)	(1,248)	$(12,696)	(1,131)	$(11,062)	(483)	$(4,634)	(4,542)	$(41,744)

Class B
Sale of shares	—	$— (2)	— (1)	$— (2)	—	$—	—	$—
Reinvestment of distributions	2	19	8	77	—	—	—	—
Shares repurchased	(76)	(769)	(135)	(1,324)	—	—	—	—
Conversion to Class A shares(3)	(93)	(959)	—	—	—	—	—	—

Net Increase / (Decrease)	(167)	$(1,709)	(127)	$(1,247)	—	$—	—	$—

Class C
Sale of shares	634	$6,581	1,047	$10,368	1,268	$12,062	759	$7,026
Reinvestment of distributions	185	1,926	213	2,115	327	3,103	330	3,056
Shares repurchased	(1,993)	(20,665)	(2,552)	(25,177)	(3,085)	(29,262)	(4,010)	(37,034)

Net Increase / (Decrease)	(1,174)	$(12,158)	(1,292)	$(12,694)	(1,490)	$(14,097)	(2,921)	$(26,952)

Class I
Sale of shares	12,330	$126,996	6,322	$61,665	15,257	$144,595	9,465	$87,241
Reinvestment of distributions	534	5,519	433	4,269	825	7,812	690	6,376
Shares repurchased	(5,110)	(52,546)	(9,006)	(87,086)	(11,839)	(112,012)	(18,214)	(167,343)

Net Increase / (Decrease)	7,754	$79,969	(2,251)	$(21,152)	4,243	$40,395	(8,059)	$(73,726)

Class R6
Sale of shares	1,757	$18,255	33	$329	11	$100	—	$—
Reinvestment of distributions	27	278	8	81	— (1)	4	—	—
Shares repurchased	(118)	(1,220)	(29)	(280)	—	—	—	—

Net Increase / (Decrease)	1,666	$17,313	12	$130	11	$104	—	$—

	Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2017		Fiscal Period Ended September 30, 2016		Year Ended December 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	213	$2,388	494	$5,709	920	$10,518
Reinvestment of distributions	119	1,335	104	1,200	152	1,730
Shares repurchased	(2,234)	(24,952)	(1,074)	(12,421)	(1,533)	(17,468)

Net Increase / (Decrease)	(1,902)	$(21,229)	(476)	$(5,512)	(461)	$(5,220)

Class C
Sale of shares	118	$1,326	259	$2,996	576	$6,588
Reinvestment of distributions	36	404	28	322	41	465
Shares repurchased	(632)	(7,064)	(617)	(7,126)	(666)	(7,583)

Net Increase / (Decrease)	(478)	$(5,334)	(330)	$(3,808)	(49)	$(530)

Class I
Sale of shares	2,804	$31,369	2,773	$32,072	1,916	$21,874
Reinvestment of distributions	249	2,792	161	1,868	191	2,180
Shares repurchased	(3,250)	(36,326)	(1,827)	(21,133)	(1,696)	(19,357)

Net Increase / (Decrease)	(197)	$(2,165)	1,107	$12,807	411	$4,697

(1)	Amount is less than 500.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	Rampart Low Volatility Equity Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	— (1)	$2	25	$289
Reinvestment of distributions	— (1)	1	3	40
Shares repurchased	(101)	(1,188)	(67)	(750)

Net Increase / (Decrease)	(101)	$(1,185)	(39)	$(421)

Class C
Sale of shares	—	$—	19	$216
Reinvestment of distributions	—	—	2	23
Shares repurchased	(22)	(259)	(103)	(1,139)

Net Increase / (Decrease)	(22)	$(259)	(82)	$(900)

Class I
Sale of shares	— (1)	$1	— (1)	$2
Reinvestment of distributions	1	16	3	32
Shares repurchased	(4)	(44)	(2)	(26)

Net Increase / (Decrease)	(3)	$(27)	1	$8

(1)	Amount is less than 500.

Note 7. 10% Shareholders

As of September 30, 2017, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Horizon Wealth Masters Fund	14%	1
Newfleet Bond Fund	14	1
Newfleet CA-Tax Exempt Bond Fund	31	1
Newfleet Low Duration Income Fund	30	2
Newfleet Multi-Sector Intermediate Bond Fund	25	2
Newfleet Senior Floating Rate Fund	39	2
Newfleet Tax-Exempt Bond Fund	11	1
Rampart Low Volatility Equity Fund	82	2	*

*	Includes affiliated shareholder account(s)

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2017, the following Funds held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
Horizon Wealth Masters Fund	Consumer Discretionary	33%
Newfleet Senior Floating Rate Fund	Consumer Discretionary	25%

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 9. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Horizon Wealth Masters Fund	$59,497	$15,566	$(2,614)	$12,952
Newfleet Bond Fund	71,165	1,837	(363)	1,474
Newfleet CA Tax-Exempt Bond Fund	25,598	1,280	(126)	1,154
Newfleet High Yield Fund	70,601	2,566	(1,099)	1,467
Newfleet Low Duration Income Fund	358,497	2,515	(717)	1,798
Newfleet Multi-Sector Intermediate Bond Fund	376,250	11,385	(9,617)	1,768
Newfleet Senior Floating Rate Fund	591,595	4,036	(9,504)	(5,468)
Newfleet Tax-Exempt Bond Fund	157,560	8,611	(825)	7,786
Rampart Low Volatility Equity Fund (Including Purchased Options)	2,392	4	—	4
Rampart Low Volatility Equity Fund (Written Options)	(2)	—	—	—

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018	No Expiration		Total
	Short-Term	Short-Term	Long-Term	Short-Term	Long-Term
Newfleet Bond Fund	$—	$173	$1,433	$173	$1,433
Newfleet High Yield Fund	9,151	1,202	2,357	10,353	2,357
Newfleet Low Duration Income Fund	—	89	617	89	617
Newfleet Multi-Sector Intermediate Bond Fund	—	1,767	9,515	1,767	9,515
Newfleet Senior Floating Rate Fund	—	3,654	20,454	3,654	20,454

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2017, the following Funds utilized losses deferred in prior years against current year capital gains:

Fund
Horizon Wealth Masters Fund	$36
Newfleet Bond Fund	417
Newfleet Low Duration Income Fund	66
Newfleet Multi-Sector Intermediate Bond Fund	1,486
Rampart Low Volatility Equity Fund	241

The following Funds had capital loss carryovers which expired:

Fund
Newfleet Bond Fund	$3,149
Newfleet High Yield Fund	13,758
Newfleet Low Duration Income Fund	1,169

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2017, certain Funds deferred and recognized post-October losses as follows:

Fund	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Horizon Wealth Masters Fund	$—	$—	$—	$3,221
Newfleet Bond Fund	—	—	—	386
Newfleet High Yield Fund	—	—	465	1,023
Newfleet Low Duration Income Fund	—	—	650	—
Newfleet Multi-Sector Intermediate Bond Fund	—	—	645	4,359
Newfleet Senior Floating Rate Fund	—	—	6,627	11,582
Rampart Low Volatility Equity Fund	—	—	—	310

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) which are disclosed above consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Horizon Wealth Masters Fund	$453	$—	$—
Newfleet Bond Fund	208	—	—
Newfleet CA Tax-Exempt Bond Fund	—	199	30
Newfleet High Yield Fund	374	—	—
Newfleet Low Duration Income Fund	282	—	—
Newfleet Multi-Sector Intermediate Bond Fund	654	—	—
Newfleet Senior Floating Rate Fund	589	—	—
Newfleet Tax-Exempt Bond Fund	—	701	311
Rampart Low Volatility Equity Fund	24	229	—

For the fiscal year ended September 30, 2017, the Newfleet CA Tax-Exempt Bond Fund and the Newfleet Tax-Exempt Bond Fund distributed $841 and $4,708 of exempt interest dividends, respectively.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017, and 2016, was as follows:

		2017				2016
	Tax Exempt Income	Ordinary income	Long-Term Capital Gains	Total	Tax Exempt Income	Ordinary income	Long-Term Capital Gains	Total
Horizon Wealth Masters Fund	$—	$429	$—	$429	$—	$1,747	$519	$2,266
Newfleet Bond Fund	—	2,349	—	2,349	—	2,243	—	2,243
Newfleet CA Tax-Exempt Bond Fund	841	2	165	1,008	936	18	706	1,660
Newfleet High Yield Fund	—	3,746	—	3,746	—	3,678	—	3,678
Newfleet Low Duration Income Fund	—	7,532	—	7,532	—	4,715	—	4,715
Newfleet Multi-Sector Intermediate Bond Fund	—	14,178	—	14,178	—	12,588	—	12,588
Newfleet Senior Floating Rate Fund	—	23,597	—	23,597	—	21,463	—	21,463
Newfleet Tax-Exempt Bond Fund	4,708	44	280	5,032	3,842	24	—	3,866
Rampart Low Volatility Equity Fund	—	17	—	17	—	49	45	94

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2017, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Horizon Wealth Masters Fund	$—	$—	$—
Newfleet Bond Fund	(3,148)	6	3,142
Newfleet CA Tax-Exempt Bond Fund	—	—	—
Newfleet High Yield Fund	(13,758)	104	13,654
Newfleet Low Duration Income Fund	(1,169)	(1)	1,170
Newfleet Multi-Sector Intermediate Bond Fund	—	(1,363)	1,363
Newfleet Senior Floating Rate Fund	—	583	(583)
Newfleet Tax-Exempt Bond Fund	—	5	(5)
Rampart Low Volatility Equity Fund	—	—	—

Note 11. Custody	Fees Reimbursed

State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statements of Operations under “Custody fees reimbursed.”

Note 12. Regulatory	Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification was denied by the court. Plaintiffs have filed a motion seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 13. Borrowings

($ reported in thousands)

On September 18, 2017, the Funds and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) entered into a $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Funds and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Funds with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. The Funds and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

No Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2017.

On April 30, 2012, the Newfleet Senior Floating Rate Fund entered into a Credit Agreement with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $125,000. Borrowings under this Credit Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended September 30, 2017, were $205 and are included in the Statement of Operations within the line item “Interest expense and fees.” This Credit Agreement is renewable by the Fund with the bank’s consent and approval of the Board. This Credit Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. From October 1, 2016, to September 30, 2017, the average daily borrowings under the Credit Agreement and the weighted daily average interest rate were $24,271 and 1.76%, respectively. At September 30, 2017, the Fund had $23,000 in such outstanding borrowings with an interest rate of 2.09%.

Note 14. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The following Funds held securities considered to be illiquid at September 30, 2017:

Fund	Aggregate Value		% of Fund’s net assets
Newfleet Bond Fund	$29		0.0%
Newfleet High Yield Fund	139		0.2
Newfleet Low Duration Income Fund	—	*	0.0
Newfleet Multi-Sector Intermediate Bond Fund	150		0.0
Newfleet Senior Floating Rate Fund	2,101		0.4

At September 30, 2017, the Funds did not hold any securities that were illiquid or restricted except as noted in the table above.

*	Amount is less than $500.

Note 15. Recent	Accounting Pronouncement

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

of Virtus Opportunities Trust and

Shareholders of the Funds, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Horizon Wealth Masters Fund, Virtus Newfleet Bond Fund, Virtus Newfleet CA Tax-Exempt Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Income Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Senior Floating Rate Fund, Virtus Newfleet Tax-Exempt Bond Fund, and Virtus Rampart Low Volatility Equity Fund (constituting funds of Virtus Opportunities Trust, hereafter referred to as the “Funds”) as of September 30, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians, brokers, transfer agent of the investee funds and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2017

(Unaudited)

For the fiscal year ended September 30, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Horizon Wealth Masters Fund	100%	100%	$—
Newfleet Bond Fund	—	—	—
Newfleet CA Tax-Exempt Bond Fund	—	—	202
Newfleet High Yield Fund	—	—	—
Newfleet Low Duration Income Fund	—	—	—
Newfleet Multi-Sector Intermediate Bond Fund	—	—	—
Newfleet Senior Floating Rate Fund	—	—	—
Newfleet Tax-Exempt Bond Fund	—	—	723
Rampart Low Volatility Equity Fund	47	100	229

For federal income tax purposes, 99.7% and 99.0% of the income dividends paid by the Newfleet CA Tax-Exempt Bond Fund and the Newfleet Tax-Exempt Bond Fund, respectively, qualify as exempt-interest dividends.

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).

Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust;

Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Short, Julia R. YOB: 1972	Senior Vice President (since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8008	11-17

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Duff & Phelps Real Estate Securities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Duff & Phelps Real Estate Securities Fund

(“Duff & Phelps Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Duff & Phelps Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large-

and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,027.10	1.40%	$7.11
Class C	1,000.00	1,023.60	2.12	10.75
Class I	1,000.00	1,028.90	1.13	5.75
Class R6	1,000.00	1,029.30	0.99	5.04

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.05	1.40	7.08
Class C	1,000.00	1,014.44	2.12	10.71
Class I	1,000.00	1,019.40	1.13	5.72
Class R6	1,000.00	1,020.10	0.99	5.01

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

DUFF & PHELPS REAL ESTATE SECURITIES FUND Fund Summary (Unaudited) Portfolio Manager Commentary by Duff & Phelps Investment Management Co.	Ticker Symbols: Class A: PHRAX Class C: PHRCX Class I: PHRIX Class R6: VRREX

⬛	The Fund is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 0.63%, Class C shares at NAV returned -0.09%, Class I shares at NAV returned 0.90% and Class R6 shares at NAV returned 1.06%. For the same period the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 0.67%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Over the course of the fiscal year ended September 30, 2017, U.S. real estate equities trailed U.S. equities as demonstrated by the 0.7% increase in the FTSE NAREIT Equity REITs Index versus the 18.6% gain in the S&P 500® Index during the period. Relative to U.S. real estate equities, broader U.S. equities have benefited even more from the continued pickup in global economic growth, which has translated into superior earnings growth.

⬛	Taking a closer look at the individual property sectors that are represented within the FTSE NAREIT Equity REITs Index, the top-performing sectors during the fiscal year on a total return basis included data centers, lodging/resorts, industrial, specialty and manufactured homes. The strong growth in information technology (“IT”) infrastructure outsourcing and the rapid adoption of cloud computing continued to lift data center demand and the shares of companies exposed to this property sector. In particular, healthy demand was driven by hyperscale users such as Amazon’s AWS and Microsoft’s Azure. The shares of lodging/resorts real estate investment trusts (“REITs”) lifted materially in the fourth quarter of 2016 following the U.S. presidential election, fueled by the expectation of higher economic growth. However, this rally faded as the fiscal year progressed, as doubts grew regarding the passage of growth-oriented legislation.

⬛	The five bottom-performing property sectors during the fiscal year were shopping centers, regional malls, freestanding retail, health care and diversified. Notably, four of these property sectors posted negative total returns during the period. Shopping centers were a material underperformer during the fiscal year alongside other retail-oriented property sectors such as regional malls and freestanding retail, as they were negatively impacted by the broader trends that were playing out across the retail landscape. Specifically, retail store closures accelerated to levels not seen since the great recession, increasing the threat of higher vacancy rates and rising capital needs to attract new tenants to backfill vacant space. However, it should be noted that the store closings were heavily skewed to department stores and private equity-backed specialty apparel retailers.

⬛	The significant amount of capital looking to find a home in global real estate, particularly from private real estate fund managers, large institutional investors, and sovereign wealth funds, is a theme we have highlighted many times in the past, and this fiscal year’s activity continued to demonstrate its relevance. The

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

two largest real estate transactions that were announced during the fiscal year were both in logistics. The first was Blackstone’s announced sale in early June 2017 of its pan-European logistics company, Logicor, to China Investment Company for 12.25 billion euros. The second was a privatization of Singapore-listed Global Logistic Properties (GLP), which came about after GLP announced it was pursuing a strategic review in December 2016 at the request of its largest shareholder, GIC Real Estate Ltd. The review ultimately led to numerous bidders expressing interest in the company, and a Chinese consortium being selected as the winner in July 2017 at a value of 16 billion Singapore dollars.

⬛	Separately, Blackstone also announced offers during June 2017 to take private Finnish real estate investment company Sponda for US$2 billion and Singapore-based Japanese real estate company Croesus Retail Trust for US$650 million. Additionally, on the last day of the second quarter of 2017, Canada Pension Plan Investment Board announced an offer to privatize Parkway, Inc., a large owner/operator of Houston office properties, for US$973 million. Lastly, in the first week of July, a Greystar-led fund announced an offer to privatize Monogram Residential Trust, a high-end owner/operator of rental apartments in the U.S., for US$2 billion.

⬛	At the individual property level, there were some record sales of office properties in the City of London during the fiscal year despite the ongoing concerns related to the U.K.’s plan to leave the European Union (“Brexit”). Of the transactions that have been announced, one included a property we toured during construction, 20 Fenchurch Street, better known as the “Walkie-Talkie.” The property, which was developed by Land Securities and Canary Wharf Group and completed in 2014, was announced to be sold in July 2017 for 1.3 billion pounds.

⬛	While this is just a sample of the capital markets activity that took place during the fiscal year, these deals clearly demonstrate the continued strong appetite for global real estate.

What factors affected the Fund’s performance during its fiscal year?

⬛	Overall, the Fund performed in line with the FTSE NAREIT Equity REITs Index over the course of the fiscal year ended September 30, 2017. Property sector allocation and security selection both contributed positively to relative performance for the period.

⬛	Combining property sector allocation and security selection, the top positive relative contributors to performance for the fiscal year were data centers, regional malls, and office. Property sector allocation and security selection both contributed positively to the relative performance of data centers and regional malls, and security selection drove the relative performance of office.

⬛	From a property sector allocation perspective, the Fund’s overweight exposure to data centers was the largest positive driver of performance during the fiscal year. The next largest positive contributor to property sector allocation was the Fund’s overweight exposure to industrial. This property sector continued to benefit fundamentally from strong secular-driven demand for supply chain reconfiguration and e-commerce, while new supply remained contained. The Fund’s overweight exposure in industrial can be juxtaposed with its underweight exposure to regional malls, a property type that was challenged by some of the same trends benefiting the industrial sector.

⬛	At the security level, the Fund’s lack of exposure to DDR Corp., a mid-cap U.S. shopping center REIT, was the largest positive contributor for the fiscal year. The company’s shares performed poorly over the period following the announcement of store closings that plagued the overall retail industry and the negative impact on earnings associated with the expected time to find replacement tenants and get the stores open. One of the next most

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

meaningful positive contributors to security selection was the Fund’s overweight to Coresite Realty, a mid-cap U.S. data center REIT. Shares of Coresite Realty, and the Fund’s other data center holdings, significantly outperformed over the period, driven by strong fundamentals that reflected the growing demand for data center space from cloud service providers and corporate enterprises.

⬛	Combining property sector allocation and security selection, the top detractors for the period were shopping centers, specialty and apartments. Property sector allocation and security selection hurt within shopping centers and apartments, and property sector allocation was the detractor relative to specialty.

⬛	From a property sector allocation viewpoint, the Fund’s overweight exposure to shopping centers was the largest detractor from performance during the fiscal year. Shopping center and all retail-oriented REITs underperformed during the period given poor sentiment across the retail industry from the ongoing competitive dynamics with e-commerce and the associated store closings. The second-largest property sector allocation detractor was specialty, given the Fund’s lack of exposure and the sector’s meaningful outperformance during the fiscal year.

⬛	At the security level, the Fund’s overweight exposure to Tanger Factory Outlet Centers, a mid-cap U.S. shopping center REIT, was the largest negative contributor to security selection for the fiscal year. The company’s shares performed poorly along with other retail property companies. The Fund’s overweight exposure to American Campus Communities, a mid-cap U.S. student housing REIT, was the second largest detractor to security selection. Shares of the company suffered as operating results disappointed for the current academic year, coming in below the company’s previously guided budget. Higher expenses and concerns around capital deployment activities also weighed on the shares.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Office	17%
Apartments	16
Industrials	14
Data Centers	12
Shopping Centers	8
Self Storage	7
Regional Malls	6
Other (includes short-term investment)	20

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A shares at NAV[2]	0.63%	8.65%	5.46%	—		—
Class A shares at POP[3,4]	-5.16	7.37	4.84	—		—
Class C shares at NAV[2] and with CDSC[4]	-0.09	7.84	4.67	—		—
Class I shares at NAV[2]	0.90	8.93	5.73	—		—
Class R6 shares at NAV[2]	1.06	—	—	6.25%		11/12/14
S&P 500® Index*	18.61	14.22	7.44	9.92	[5]	—
FTSE NAREIT Equity REITs Index*	0.67	9.69	5.83	6.87	[5]	—

Fund Expense Ratios6: Class A shares: 1.38%, Class C shares: 2.13%, Class I shares: 1.13%, Class R6 shares 0.96%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returns are from Class R6 shares’ inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights table for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.
*	The FTSE NAREIT Equity REITs Index is an appropriate/index. The Fund is no longer using the S&P 500® Index.

9

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares, Class C shares and Class I shares including any applicable sales charges or fees. The performance of the other share Class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

10

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.4%
REAL ESTATE INVESTMENT TRUSTS—99.4%
DATA CENTERS—11.9%
CoreSite Realty Corp.	118,600	$13,271
CyrusOne, Inc.	253,400	14,933
Digital Realty Trust, Inc.	365,450	43,244
Equinix, Inc.	88,975	39,709

		111,157

DIVERSIFIED—3.8%
JBG SMITH Properties(2)	201,300	6,887
Vornado Realty Trust	376,600	28,953

		35,840

HEALTH CARE—4.8%
Healthcare Realty Trust, Inc.	420,008	13,583
Healthcare Trust of America, Inc. Class A	920,000	27,416
Welltower, Inc.	52,641	3,700

		44,699

INDUSTRIAL/OFFICE—31.1%
Industrial—13.8%
DCT Industrial Trust, Inc.	593,993	34,404
Duke Realty Corp.	1,225,659	35,324
Prologis, Inc.	929,452	58,983

		128,711

Office—17.3%
Alexandria Real Estate Equities, Inc.	251,400	29,909
Boston Properties, Inc.	157,483	19,351
Cousins Properties, Inc.	2,094,170	19,560
Douglas Emmett, Inc.	596,529	23,515
Highwoods Properties, Inc.	401,731	20,926
Kilroy Realty Corp.	335,666	23,873
Paramount Group, Inc.	1,552,874	24,846

		161,980

Total Industrial/Office		290,691

LODGING/RESORTS—3.3%
Host Hotels & Resorts, Inc.	435,786	8,058
Pebblebrook Hotel Trust	87,463	3,161

	SHARES	VALUE

LODGING/RESORTS (continued)
RLJ Lodging Trust	865,802	$19,047

		30,266

RESIDENTIAL—23.9%
Apartments—16.0%
American Campus Communities, Inc.	353,417	15,604
Apartment Investment & Management Co. Class A	728,300	31,943
AvalonBay Communities, Inc.	184,090	32,845
Equity Residential	503,945	33,225
Essex Property Trust, Inc.	101,304	25,734
Mid-America Apartment Communities, Inc.	94,900	10,143

		149,494

Manufactured Homes—4.5%
Equity LifeStyle Properties, Inc.	153,503	13,060
Sun Communities, Inc.	334,300	28,643

		41,703

Single Family Homes—3.4%
American Homes 4 Rent Class A	1,469,700	31,907

Total Residential		223,104

RETAIL—14.0%
Regional Malls—6.0%
Simon Property Group, Inc.	350,941	56,505

Shopping Centers—8.0%
Brixmor Property Group, Inc.	1,180,696	22,197
Federal Realty Investment Trust	135,700	16,855
Regency Centers Corp.	492,700	30,567
Tanger Factory Outlet Centers, Inc.	200,407	4,894

		74,513

Total Retail		131,018

See Notes to Financial Statements

11

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE

SELF STORAGE—6.6%
CubeSmart	1,251,650	$32,493
Extra Space Storage, Inc.	300,584	24,023
Public Storage	22,792	4,877

		61,393
TOTAL COMMON STOCKS (Identified Cost $654,435)		928,168
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $654,435)		928,168
SHORT-TERM INVESTMENT—0.3%
Money Market Mutual Fund—0.3%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	3,319,406	3,319
TOTAL SHORT-TERM INVESTMENT (Identified Cost $3,319)		3,319
TOTAL INVESTMENTS—99.7% (Identified Cost $657,754)		931,487(1)
Other assets and liabilities, net—0.3%		2,667

NET ASSETS—100.0%		$934,154

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 7 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$928,168	$928,168
Short-Term Investments	3,319	3,319

Total Investments	$931,487	$931,487

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

See Notes to Financial Statements

12

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

($ Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$931,487
Receivables
Investment securities sold	4,173
Fund shares sold	882
Dividends and interest receivable	3,069
Prepaid expenses	39
Prepaid trustee retainer	11
Other assets	33

Total assets	939,694

Liabilities
Cash overdraft	—	(2)
Payables
Fund shares repurchased	1,191
Investment securities purchased	3,155
Investment advisory fees	598
Distribution and service fees	110
Administration fees	97
Transfer agent fees and expenses	273
Professional fees	25
Trustee deferred compensation plan	33
Other accrued expenses	58

Total liabilities	5,540

Net Assets	$934,154

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$551,412
Accumulated undistributed net investment income (loss)	(44)
Accumulated undistributed net realized gain (loss)	109,053
Net unrealized appreciation (depreciation) on investments	273,733

Net Assets	$934,154

Class A
Net asset value (net assets/shares outstanding) per share	$30.43
Maximum offering price per share NAV/(1-5.75%)	$32.29
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,908,738
Net Assets	$331,957
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$30.35
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,424,134
Net Assets	$43,219
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$30.39
Shares of beneficial interest outstanding, no par value, unlimited authorization	17,741,515
Net Assets	$539,098
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$30.39
Shares of beneficial interest outstanding, no par value, unlimited authorization	654,133
Net Assets	$19,880

(1) Investment in securities at cost	$657,754

(2) Amount is less than $500.

See Notes to Financial Statements

13

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

Investment Income
Dividends	$27,403
Interest	36

Total investment income	27,439

Expenses
Investment advisory fees	7,861
Distribution and service fees, Class A	1,049
Distribution and service fees, Class B	2
Distribution and service fees, Class C	530
Administration fees	1,327
Transfer agent fees and expenses	2,133
Registration fees	104
Printing fees and expenses	173
Custodian fees	21
Professional fees	56
Trustees’ fees and expenses	132
Miscellaneous expenses	96

Total expenses	13,484
Custody fees reimbursed (Note 11)	(23)
Low balance account fees	— (1)

Net expenses	13,461

Net investment income (loss)	13,978

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	140,137
Net change in unrealized appreciation (depreciation) on investments	(155,585)

Net realized and unrealized gain (loss) on investments	(15,448)

Net increase (decrease) in net assets resulting from operations	$(1,470)

(1)	Amount is less than $500.

See Notes to Financial Statements

14

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$13,978	$17,737
Net realized gain (loss)	140,137	207,975
Net change in unrealized appreciation (depreciation)	(155,585)	(35,860)

Increase (decrease) in net assets resulting from operations	(1,470)	189,852

From Distributions to Shareholders
Net investment income, Class A	(4,982)	(7,500)
Net investment income, Class B	(1)	(4)
Net investment income, Class C	(240)	(382)
Net investment income, Class I	(8,403)	(9,664)
Net investment income, Class R6	(379)	(251)
Net realized short-term gains, Class A	(5,078)	(4,959)
Net realized short-term gains, Class B	(2)	(9)
Net realized short-term gains, Class C	(635)	(548)
Net realized short-term gains, Class I	(6,262)	(5,095)
Net realized short-term gains, Class R6	(244)	(91)
Net realized long-term gains, Class A	(74,699)	(92,687)
Net realized long-term gains, Class B	(53)	(183)
Net realized long-term gains, Class C	(9,293)	(10,113)
Net realized long-term gains, Class I	(86,475)	(93,730)
Net realized long-term gains, Class R6	(3,382)	(1,630)

Decrease in net assets from distributions to shareholders	(200,128)	(226,846)

From Share Transactions
Sale of shares
Class A (3,198 and 3,093 shares, respectively)	98,006	113,074
Class B (0 and 1 shares, respectively)	9	18
Class C (81 and 184 shares, respectively)	2,483	6,659
Class I (6,727 and 4,851 shares, respectively)	204,608	174,976
Class R6 (287 and 562 shares, respectively)	8,936	21,137

Reinvestment of distributions
Class A (2,756 and 2,973 shares, respectively)	80,809	100,358
Class B (2 and 5 shares, respectively)	46	177
Class C (322 and 300 shares, respectively)	9,397	10,097
Class I (3,384 and 3,135 shares, respectively)	99,159	105,792
Class R6 (137 and 58 shares, respectively)	4,005	1,972

Conversion of shares(1)
To Class A (9 and 0 shares, respectively)	275	—
From Class B (9 and 0 shares, respectively)	(275)	—

Shares repurchased
Class A (9,424 and 7,850 shares, respectively)	(289,076)	(285,777)
Class B (16 and 29 shares, respectively)	(508)	(1,038)
Class C (806 and 377 shares, respectively)	(24,952)	(13,622)
Class I (9,200 and 8,024 shares, respectively)	(285,514)	(293,340)
Class R6 (356 and 77 shares, respectively)	(10,953)	(2,763)

Increase (decrease) in net assets from share transactions	(103,545)	(62,280)

Net increase (decrease) in net assets	(305,143)	(99,274)

Net Assets
Beginning of period	1,239,297	1,338,571

End of period	$934,154	$1,239,297

Accumulated undistributed net investment income (loss) at end of period	$(44)	—

(1)	See Note 1 in Notes to Financial Statements for more information.

See Notes to Financial Statements

15

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
10/1/16 to 9/30/17	$36.87	0.38	(0.48)	(0.10)	(0.40)	(5.94)	(6.34)
10/1/15 to 9/30/16	38.45	0.47	4.80	5.27	(0.48)	(6.37)	(6.85)
10/1/14 to 9/30/15	36.65	0.51	3.76	4.27	(0.53)	(1.94)	(2.47)
10/1/13 to 9/30/14	35.10	0.29	3.86	4.15	(0.29)	(2.31)	(2.60)
10/1/12 to 9/30/13	34.19	0.36	0.91	1.27	(0.36)	—	(0.36)

Class C
10/1/16 to 9/30/17	$36.77	0.15	(0.47)	(0.32)	(0.16)	(5.94)	(6.10)
10/1/15 to 9/30/16	38.37	0.20	4.78	4.98	(0.21)	(6.37)	(6.58)
10/1/14 to 9/30/15	36.59	0.22	3.73	3.95	(0.23)	(1.94)	(2.17)
10/1/13 to 9/30/14	35.04	0.01	3.87	3.88	(0.02)	(2.31)	(2.33)
10/1/12 to 9/30/13	34.14	0.08	0.92	1.00	(0.10)	—	(0.10)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(6.44)	$30.43	0.63	%(8)	$331,957	1.39	%(8)	1.21	%(8)	20%
(1.58)	36.87	15.58		530,135	1.39	(7)	1.29		31
1.80	38.45	11.34		621,507	1.36		1.26		22
1.55	36.65	12.75		745,473	1.38		0.79		28
0.91	35.10	3.70		745,631	1.40		1.00		30

(6.42)	$30.35	(0.09	)%(8)	$43,219	2.13	%(8)	0.48	%(8)	20%
(1.60)	36.77	14.70		67,216	2.15	(7)	0.55		31
1.78	38.37	10.49		66,023	2.11		0.56		22
1.55	36.59	11.91		62,889	2.13		0.04		28
0.90	35.04	2.93		63,005	2.15		0.23		30

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class I
10/1/16 to 9/30/17	$36.83	0.46	(0.48)	(0.02)	(0.48)	(5.94)	(6.42)
10/1/15 to 9/30/16	38.42	0.56	4.80	5.36	(0.58)	(6.37)	(6.95)
10/1/14 to 9/30/15	36.62	0.62	3.75	4.37	(0.63)	(1.94)	(2.57)
10/1/13 to 9/30/14	35.07	0.39	3.86	4.25	(0.39)	(2.31)	(2.70)
10/1/12 to 9/30/13	34.16	0.43	0.92	1.35	(0.44)	—	(0.44)

Class R6
10/1/16 to 9/30/17	$36.84	0.50	(0.48)	0.02	(0.53)	(5.94)	(6.47)
10/1/15 to 9/30/16	38.42	0.70	4.73	5.43	(0.64)	(6.37)	(7.01)
11/12/14(4) to 9/30/15	40.32	0.79	(0.06)	0.73	(0.69)	(1.94)	(2.63)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

18

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(6.44)	$30.39	0.90	%(8)	$539,098	1.13	%(8)	1.49	%(8)	20%
(1.59)	36.83	15.85		619,818	1.14	(7)	1.52		31
1.80	38.42	11.63		647,976	1.11		1.55		22
1.55	36.62	13.04		673,005	1.13		1.07		28
0.91	35.07	3.96		494,963	1.15		1.21		30

(6.45)	$30.39	1.06	%(8)	$19,880	0.98	%(8)	1.62	%(8)	20%
(1.58)	36.84	16.06		21,604	0.98	(7)	1.93		31
(1.90)	38.42	1.54	(6)	1,647	0.94	(5)	2.30	(5)	22 (9)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date of class.
(5)	Annualized.
(6)	Not annualized.
(7)	Expense ratios include extraordinary proxy expenses.
(8)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by less than 0.01%.
Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return by less than 0.01%.
See Note 10 in the Notes to Financial Statements for a further explanation on the custody fees reimbursed.
(9)	Portfolio Turnover is representative of the Fund for the entire year ended September 30, 2015.

See Notes to Financial Statements

19

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 28 funds of the Trust are offered for sale, of which the Duff & Phelps Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objectives.

The Fund offers Class A shares, Class C shares, Class I shares and Class R6 shares for sale. Effective March 6, 2017, all Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares could be purchased by existing shareholders through qualifying transactions.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase.

Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

20

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its

21

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30,

22

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Earnings Credit and Interest

Through an arrangement with the Fund’s previous custodian, which ended in September 2017, the Fund either received an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1 Billion through $2 Billion	$2+ Billion
0.75%	0.70%	0.65%

B.	Subadviser

Duff & Phelps Investment Management Co. (the “Subadviser”), an indirect wholly owned subsidiary of Virtus, is the subadviser to the Fund. The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund

23

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

that for the fiscal year (the “period”) ended September 30, 2017, it retained net commissions of $69 for Class A shares and deferred sales charges of $1 for Class A and $2 for Class C shares, respectively.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class R6 shares and Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.

For the period ended September 30, 2017, the Fund incurred administration fees totaling $1,026 which are included in the Statement of Operations within the line item “Administration fees”.

For the period ended September 30, 2017, the Fund incurred transfer agent fees totaling $2,075 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses”. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I	96,146	$2,922

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2017.

24

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2017, were as follows:

Purchases	Sales
$208,273	$481,027

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2017.

Note 5. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$675,061	$273,622	$(17,196)	$256,426

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$588	$125,772

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

25

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017 and 2016 was as follows:

	Year Ended
	2017	2016
Ordinary Income	$26,226	$28,503
Long-Term Capital Gains	173,902	198,343

Total	$200,128	$226,846

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(17)	$17

Note 8. Borrowings

($ reported in thousands)

On September 18, 2017, the Fund and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) entered into a $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Fund and other affiliated funds of the Trust renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Fund with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. The Fund and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit

26

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

The Fund had no borrowing at any time during the year ended September 30, 2017.

Note 9. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously sub-advised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First

27

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification, was denied by the court. Plaintiffs have filed a motion seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

At September 30, 2017, the Fund did not hold any securities that were illiquid or restricted.

Note 11. Custody Fees Reimbursed

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statement of Operations under “Custody fees reimbursed.”

Note 12. Recent Accounting Pronouncement

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

28

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Duff & Phelps Real Estate Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Duff & Phelps Real Estate Securities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, transfer agent of the investee fund and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

30

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2017

For the fiscal year ended September 30, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$131,890

31

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

32

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

33

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

34

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

35

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).

Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust;

Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Short, Julia R. YOB: 1972	Senior Vice President (since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

36

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8009	11-17

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Vontobel Foreign Opportunities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Vontobel Foreign Opportunities Fund

(“Vontobel Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Vontobel Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large-

and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Vontobel Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,129.40	1.45%	$7.74
Class C	1,000.00	1,125.20	2.18	11.61
Class I	1,000.00	1,130.60	1.18	6.30
Class R6	1,000.00	1,131.20	1.08	5.77

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.80	1.45	7.33
Class C	1,000.00	1,014.14	2.18	11.01
Class I	1,000.00	1,019.15	1.18	5.97
Class R6	1,000.00	1,019.65	1.08	5.47

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

Gross Merchandise Volume (“GMV”)

GMV is the total value of merchandise sold over a given period of time through a customer to customer exchange site. It is a measure of the growth of the business, or use of the site to sell merchandise owned by others.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The

4

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

5

VONTOBEL FOREIGN OPPORTUNITIES FUND Fund Summary (Unaudited) Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: Class A: JVIAX Class C: JVICX Class R6: VFOPX Class I: JVXIX

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 15.41%, Class C shares at NAV returned 14.55%, Class I shares at NAV returned 15.69%, and Class R6 shares at NAV returned 15.82%. For the same period, the MSCI EAFE® Index (net), which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned 19.10%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	For the fiscal year ended September 30, 2017, the MSCI EAFE® Index was negative in the fiscal first quarter and positive in the fiscal second, third and fourth quarters.

⬛	In the fourth quarter of 2016, European equities finished the quarter slightly negative in U.S. dollar terms against a backdrop of political uncertainty and growing sentiment that the effectiveness of extraordinary monetary policy measures may have been reached. The European Central Bank (ECB) announced its intention to continue quantitative easing through 2017. Emerging market equities came under pressure. Concerns about rising interest rates, a stronger U.S. dollar, and potential changes to U.S. policy resulted in significant capital outflows from emerging markets, and renewed concern about dollar-denominated debt.

⬛	European equities had a strong first quarter of 2017 as investors looked beyond rising political uncertainty and stayed optimistic based on the largely positive economic figures coming out of the region. Emerging market equities posted double-digit returns for the quarter, driven by a recovery from the selloff in the fourth quarter of 2016 and the strength of emerging market currencies against the U.S. dollar. As investment funds returned, emerging market currencies rallied alongside equities, lifting returns in U.S. dollar terms. Asian stocks were among the top performers. We saw a recovery in sentiment in India as the demonetization impact on corporate earnings was less severe than feared.

⬛	In the second quarter of 2017, investors took notice of the Eurozone recovery. Positive economic data, improving corporate earnings, and reduced political risks contributed to optimistic sentiment. Emerging markets were a top performer, with returns aided by a weakening U.S. dollar and solid growth. China and Korea were notable drivers of returns.

⬛	Across the globe, almost all equity markets registered positive returns for the third quarter of 2017. The broad macroeconomic backdrop was reasonably steady, with wage growth, inflation, household leverage, and housing markets at reasonable levels in most major economies, supported by low interest rates and energy prices. Emerging markets continued their bull run in the third quarter, outpacing their developed market counterparts. Important drivers for the benchmark’s performance were Chinese e-commerce companies and Brazilian banks, as well as a lift for dollar investors from rising exchange rates against the U.S. dollar, which commonly accompanies market inflows. Rising corporate

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

6

VONTOBEL FOREIGN OPPORTUNITIES FUND (Continued)

earnings and growth across the major emerging market economies helped sustain a healthy outlook.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights the specific stocks that provided the largest contributions to the Fund’s absolute performance and those that were the largest detractors during the fiscal year. As bottom-up stock pickers, we hope that shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that helped absolute performance

⬛	HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the Fund for many years. The stock continued to perform well as the bank reported strong results for the fiscal quarter ended in June 2017. HDFC Bank has been a prime beneficiary of continued healthy deposit growth as India’s middle-income group has accumulated savings. It also benefited from the recent surge in deposits due to the monetization push, which provided funding to meet the strong demand for credit from consumers and small and medium-sized businesses. The bank has delivered solid growth while maintaining high credit and underwriting standards.

⬛	Alibaba reported strong results for the fiscal first quarter that exceeded both top-line and bottom-line expectations. The key drivers were better data-driven personalization that provided more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China, with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (through Taobao) and more established/trustworthy merchants in Tmall, Alibaba can cater to a wider base of consumers. There is also a tailwind from the fact that e-commerce penetration in China is still in a relatively early stage.

Stocks that hurt absolute performance

⬛	Novo Nordisk detracted from the Fund’s returns. We sold the Fund’s position in the company as the insulin market in the U.S. was becoming more competitive. Novo had been a long-term investment for the Fund, and the company created a lot of value over the long haul. But over the past year, the competitive pressures rose significantly and the company no longer offered the predictable earnings growth profile it once had.

⬛	Japan Tobacco detracted from Fund returns. The launch of competitors’ heat-not-burn products in Japan removed visibility, so we reallocated the Fund’s capital to better opportunities.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in the subadviser’s client

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VONTOBEL FOREIGN OPPORTUNITIES FUND (Continued)

portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially.

In the event a company described in this commentary is a position in the subadviser’s client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Consumer Staples	31%
Information Technology	23
Consumer Discretionary	14
Financials	12
Industrials	9
Health Care	7
Real Estate	1
Short-term investment	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

VONTOBEL FOREIGN OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	15.41%	6.81%	2.97%	—		—
Class A Shares at POP[3,4]	8.77	5.55	2.36	—		—
Class C Shares at NAV[2] and with CDSC[4]	14.55	6.01	2.20	—		—
Class I Shares at NAV[2]	15.69	7.08	3.24	—		—
Class R6 Shares at NAV[2]	15.82	—	—	7.35%		11/14/14
MSCI EAFE® Index (net)	19.10	8.38	1.34	5.94	[5]	—

Fund Expense Ratios6: Class A Shares: 1.43%; Class C Shares: 2.18%; Class I Shares: 1.18%; Class R6 Shares: 1.08%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

9

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—96.6%

Consumer Discretionary—13.5%
Domino’s Pizza Group plc (United Kingdom)	5,780,387	$24,027
Industria de Diseno Textil SA (Spain)	374,857	14,126
LVMH Moet Hennessy Louis Vuitton SE (France)	68,323	18,851
Naspers Ltd. Class N (South Africa)	149,500	32,244
Paddy Power Betfair plc (Ireland)	375,314	37,447
Priceline Group, Inc. (The) (United States)(2)	18,894	34,592
Shimano, Inc. (Japan)	159,400	21,235
Sodexo SA (France)	114,503	14,277

		196,799

Consumer Staples—30.7%
Alimentation Couche-Tard, Inc. Class B (Canada)	911,533	41,568
Ambev S.A. ADR (Brazil)	3,265,482	21,519
Anheuser-Busch InBev NV (Belgium)	344,646	41,263
British American Tobacco plc (United Kingdom)	987,435	61,818
Diageo plc (United Kingdom)	774,995	25,474
Fomento Economico Mexicano SAB de CV Sponsored ADR (Mexico)	201,450	19,244
L’Oreal SA (France)	69,080	14,688
Nestle S.A. Registered Shares (Switzerland)	499,429	41,828
Philip Morris International, Inc. (United States)	424,176	47,088
Reckitt Benckiser Group plc (United Kingdom)	558,061	50,948
Unicharm Corp. (Japan)	543,300	12,438
Unilever NV CVA (Netherlands)	1,144,762	67,703

		445,579

	SHARES	VALUE

Financials—11.7%
Allied Irish Banks plc (Ireland)	4,914,330	$29,535
HDFC Bank Ltd. (India)	2,667,953	73,753
Housing Development Finance Corp., Ltd. (India)	1,933,400	51,566
UBS Group AG Registered Shares (Switzerland)(2)	928,532	15,869

		170,723

Health Care—6.7%
CSL Ltd. (Australia)	133,235	14,000
Essilor International SA (France)	136,104	16,850
Grifols SA (Spain)	750,308	21,859
Ramsay Health Care Ltd. (Australia)	342,968	16,755
Roche Holding AG (Switzerland)	108,493	27,696

		97,160

Industrials—8.9%
Aena SME SA (Spain)(3)	162,789	29,389
Canadian National Railway Co. (Canada)	357,990	29,661
DCC plc (Ireland)	238,914	23,194
Novus Holdings Ltd. (South Africa)	51,709	25
RELX NV (Netherlands)	1,387,628	29,537
Teleperformance (France)	120,025	17,916

		129,722

Information Technology—23.5%
Accenture plc Class A (United States)	186,724	25,221
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	282,441	48,780
Check Point Software Technologies Ltd. (Israel)(2)	201,558	22,982
Constellation Software, Inc. (Canada)	52,081	28,414
Keyence Corp. (Japan)	32,700	17,363

See Notes to Financial Statements

10

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE

Information Technology (continued)
Mastercard, Inc. Class A (United States)	464,672	$65,612
SAP SE (Germany)	447,402	49,013
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	762,543	28,633
Tencent Holdings Ltd. (China)	576,026	24,791
Visa, Inc. Class A (United States)	289,696	30,488

		341,297

Real Estate—1.6%
Daito Trust Construction Co., Ltd. (Japan)	125,600	22,882
TOTAL COMMON STOCKS (Identified Cost $925,064)		1,404,162
TOTAL LONG TERM INVESTMENTS—96.6%
(Identified Cost $925,064)		1,404,162
SHORT-TERM INVESTMENT—2.9%
Money Market Mutual Fund—2.9%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(4)	42,164,906	42,165
TOTAL SHORT-TERM INVESTMENT (Identified Cost $42,165)		42,165
TOTAL INVESTMENTS—99.5% (Identified Cost $967,229)		1,446,327(1)
Other assets and liabilities, net—0.5%		7,485

NET ASSETS—100.0%		$1,453,812

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $29,389 or 2.0% of net assets.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
United States	17%
United Kingdom	11
India	9
Canada	7
Netherlands	7
Ireland	6
Switzerland	6
Other	37
Total	100%

†	% of total investments as of September 30, 2017.

Security abbreviation definitions are located under the Key Investment Terms on page 4.

See Notes to Financial Statements

11

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,404,162	$1,404,162
Short-Term Investment	42,165	42,165

Total Investments	$1,446,327	$1,446,327

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $237,419 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

12

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,446,327
Cash	1,675
Receivables
Fund shares sold	2,362
Dividends and interest receivable	1,640
Tax reclaims	5,064
Prepaid expenses	47
Prepaid trustee retainer	17
Other assets	50

Total assets	1,457,182

Liabilities
Payables
Fund shares repurchased	1,543
Investment advisory fees	1,020
Distribution and service fees	135
Administration fees	146
Transfer agent fees and expenses	348
Professional fees	56
Trustee deferred compensation plan	50
Other accrued expenses	72

Total liabilities	3,370

Net Assets	$1,453,812

Net Assets Consist of:
Common stock $0.001 par value	$43
Capital paid in on shares of beneficial interest	994,466
Accumulated undistributed net investment income (loss)	6,175
Accumulated undistributed net realized gain (loss)	(25,910)
Net unrealized appreciation (depreciation) on investments	479,038

Net Assets	$1,453,812

Class A
Net asset value (net assets/shares outstanding) per share	$33.95
Maximum offering price per share NAV/(1–5.75%)	$36.02
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	8,208,424
Net Assets	$278,667
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$33.34
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	2,794,517
Net Assets	$93,166
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$34.03
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	31,225,477
Net Assets	$1,062,609
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$34.06
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	568,733
Net Assets	$19,370

(1) Investment in securities at cost	$967,229

See Notes to Financial Statements

13

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

Investment Income
Dividends	$26,649
Interest	44
Security lending, net of fees	32
Foreign taxes withheld	(1,996)

Total investment income	24,729

Expenses
Investment advisory fees	11,617
Distribution and service fees, Class A	755
Distribution and service fees, Class C	963
Administration fees	1,722
Transfer agent fees and expenses	2,282
Registration fees	87
Printing fees and expenses	123
Custodian fees	165
Professional fees	106
Trustees’ fees and expenses	163
Miscellaneous expenses	128

Total expenses	18,111
Earnings credit from custodian	(89)
Custody fees reimbursed (Note 12)	(101)
Low balance account fees	(2)

Net expenses	17,919

Net investment income (loss)	6,810

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	166,880
Net realized gain (loss) on foreign currency transactions	(554)
Net change in unrealized appreciation (depreciation) on investments	18,674
Net change in unrealized appreciation (depreciation) on foreign currency translation	106

Net realized and unrealized gain (loss) on investments	185,106

Net increase (decrease) in net assets resulting from operations	$191,916

See Notes to Financial Statements

14

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$6,810	$12,740
Net realized gain (loss)	166,326	55,111
Net change in unrealized appreciation (depreciation)	18,780	91,227

Increase (decrease) in net assets resulting from operations	191,916	159,078

From Distributions to Shareholders
Net investment income, Class A	(2,073)	(3,571)
Net investment income, Class C	(399)	(544)
Net investment income, Class I	(6,072)	(13,003)
Net investment income, Class R6	(47)	(68)

Decrease in net assets from distributions to shareholders	(8,591)	(17,186)

From Share Transactions
Sale of shares
Class A (1,641 and 2,270 shares, respectively)	48,810	64,565
Class C (281 and 463 shares, respectively)	8,490	12,947
Class I (11,182 and 12,573 shares, respectively)	333,095	353,363
Class R6 (403 and 134 shares, respectively)	12,528	3,639

Reinvestment of distributions
Class A (72 and 117 shares, respectively)	1,916	3,301
Class C (14 and 17 shares, respectively)	362	484
Class I (217 and 432 shares, respectively)	5,789	12,258
Class R6 (2 and 2 shares, respectively)	47	68

Shares repurchased
Class A (5,920 and 4,907 shares, respectively)	(174,178)	(139,993)
Class C (1,337 and 1,006 shares, respectively)	(39,376)	(28,344)
Class I (12,532 and 25,875 shares, respectively)	(370,468)	(736,620)
Class R6 (58 and 79 shares, respectively)	(1,814)	(2,122)

Increase (decrease) in net assets from share transactions	(174,799)	(456,454)

Net increase (decrease) in net assets	8,526	(314,562)

Net Assets
Beginning of period	1,445,286	1,759,848

End of period	$1,453,812	$1,445,286

Accumulated undistributed net investment income (loss) at end of period	$6,175	$7,909

See Notes to Financial Statements

15

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period
Class A
10/1/16 to 9/30/17	$29.62	0.09	4.42	4.51	(0.18)	(0.18)	4.33	$33.95
10/1/15 to 9/30/16	27.21	0.19	2.47	2.66	(0.25)	(0.25)	2.41	29.62
10/1/14 to 9/30/15	28.12	0.25	(0.92)	(0.67)	(0.24)	(0.24)	(0.91)	27.21
10/1/13 to 9/30/14	27.01	0.24	1.03	1.27	(0.16)	(0.16)	1.11	28.12
10/1/12 to 9/30/13	25.42	0.23	1.63	1.86	(0.27)	(0.27)	1.59	27.01

Class C
10/1/16 to 9/30/17	$29.23	(0.11)	4.33	4.22	(0.11)	(0.11)	4.11	$33.34
10/1/15 to 9/30/16	26.95	(0.02)	2.42	2.40	(0.12)	(0.12)	2.28	29.23
10/1/14 to 9/30/15	27.88	0.04	(0.91)	(0.87)	(0.06)	(0.06)	(0.93)	26.95
10/1/13 to 9/30/14	26.82	0.04	1.02	1.06	—	—	1.06	27.88
10/1/12 to 9/30/13	25.27	0.03	1.62	1.65	(0.10)	(0.10)	1.55	26.82

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

15.41	%(9)	$278,667	1.45	%(9)	1.46%	0.28	%(9)	31%
9.77		367,684	1.44	(7)	1.45	0.68		25
(2.41)		406,429	1.41		1.41	0.89		32
4.72		477,036	1.43		1.43	0.85		31
7.37		676,149	1.46		1.46	0.85		29

14.55	%(9)	$93,166	2.19	%(9)	2.20%	(0.39	)%(9)	31%
8.94		112,180	2.19	(7)	2.20	(0.06)		25
(3.13)		117,568	2.17		2.17	0.15		32
3.95		117,906	2.18		2.18	0.15		31
6.56		101,655	2.21		2.21	0.10		29

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period
Class I
10/1/16 to 9/30/17	$29.63	0.20	4.40	4.60	(0.20)	(0.20)	4.40	$34.03
10/1/15 to 9/30/16	27.23	0.26	2.46	2.72	(0.32)	(0.32)	2.40	29.63
10/1/14 to 9/30/15	28.14	0.32	(0.91)	(0.59)	(0.32)	(0.32)	(0.91)	27.23
10/1/13 to 9/30/14	27.03	0.32	1.02	1.34	(0.23)	(0.23)	1.11	28.14
10/1/12 to 9/30/13	25.43	0.28	1.66	1.94	(0.34)	(0.34)	1.60	27.03

Class R6
10/1/16 to 9/30/17	$29.63	0.24	4.39	4.63	(0.20)	(0.20)	4.43	$34.06
10/1/15 to 9/30/16	27.24	0.33	2.42	2.75	(0.36)	(0.36)	2.39	29.63
11/14/14(4) to 9/30/15	28.66	0.36	(1.45)	(1.09)	(0.33)	(0.33)	(1.42)	27.24

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

18

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

15.69	%(9)	$1,062,609	1.19	%(9)	1.20%	0.64	%(9)	31%
10.05		958,835	1.19	(7)	1.20	0.90		25
(2.16)		1,231,349	1.17		1.17	1.14		32
4.97		1,263,398	1.18		1.18	1.13		31
7.66		1,048,274	1.21		1.21	1.04		29

15.82	%(9)	$19,370	1.08	%(9)	1.09%	0.75	%(9)	31%
10.16		6,587	1.09	(7)	1.10	1.14		25
(3.84	)(6)	4,502	1.07	(5)	1.07 (5)	1.44	(5)	32 (8)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date of class.
(5)	Annualized.
(6)	Not annualized.
(7)	Net expense ratios include extraordinary proxy expenses.
(8)	Portfolio Turnover is representative of the Fund for the entire year ended September 30, 2015.
(9)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by 0.01%.

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return by 0.01%.

See Note 12 in the Notes to Financial Statements for a further explanation on the custody fees reimbursed.

See Notes to Financial Statements

19

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 28 funds of the Trust are offered for sale, of which the Vontobel Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares and Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in

20

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of

21

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying funds.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

22

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

During the period, the Fund was permitted to loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so the Fund was required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral, consisting of cash and securities issued by the U.S. Government or its agencies, was adjusted daily in connection with changes in the market value of securities on loan. Cash collateral was invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker were recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. Effective July 31, 2017, securities lending was suspended on the Fund, and the agreement with BBH was terminated on August 14, 2017.

I.	Earnings Credit and Interest

Through an arrangement with the Fund’s previous custodian, which ended in September 2017, the Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statement of Operations for the period, as applicable.

23

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
0.85%	0.80%	0.75%

B.	Subadviser

Vontobel Asset Management, Inc. (the “Subadviser”) is the subadviser to the Fund. The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2017, it retained net commissions of $153 for Class A shares and CDSC of $5 for Class A shares and $4 for Class C shares.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class R6 shares and Class I shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2017, the Fund incurred administration fees totaling $1,332 which are included in the Statement of Operations within the line item “Administration fees.”

For the period ended September 30, 2017, the Fund incurred transfer agent fees totaling $2,187 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust.

24

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

E.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class R6 Shares . . . . . .	203,554	$6,933

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” in the Statement of Assets and Liabilities at September 30, 2017.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2017, were as follows:

Purchases	Sales
$417,661	$629,472

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2017.

Note 5. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

25

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

At September 30, 2017, the Fund held securities issued by various companies in specific sectors as detailed below:

Sector	Percentage of Total Investments
Consumer staples	31%

Note 7. 10% Shareholders

As of September 30, 2017, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
36%	2*

*	The shareholders are not affiliated with Virtus.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$972,641	$480,417	$(6,731)	$473,686

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2018		Total
Short-Term	Long-Term	Short-Term	Long-Term
19,701	—	19,701	—

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the fiscal year ended September 30, 2017, the Fund utilized losses of $155,598 deferred in prior years against current year capital gains.

26

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2017, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$—	$798	$9,770

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$6,233	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017 and 2016 was as follows:

	Year Ended
	2017	2016
Ordinary Income	$8,591	$17,186

Total	$8,591	$17,186

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—(1)	$47	$(47)

(1)	Amount less than $500.

Note 9. Borrowings

($ reported in thousands)

On September 18, 2017, the Fund and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) entered into a $150,000 unsecured line of credit.

27

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

This Credit Agreement is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Fund and other affiliated funds of the Trust renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Fund with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. The Fund and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2017.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2017, the Fund did not hold any securities that were illiquid or restricted.

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other

28

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously sub-advised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted

29

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification, was denied by the court. Plaintiffs have filed a motion seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Custody Fees Reimbursed

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statement of Operations under “Custody Fees reimbursed.”

Note 13. Recent Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Vontobel Foreign Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Vontobel Foreign Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians, brokers and transfer agent of the investee fund provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

31

VIRTUS VONTOBEL FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2017 (Unaudited)

For the fiscal year ended September 30, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	35%	$—

For the fiscal year ended September 30, 2017, the Fund recognized $23,995 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $1,996 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

32

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

33

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

34

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.

35

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).

Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust;

Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

36

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

37

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574,

or visit Virtus.com.

8011	11-17

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Herzfeld Fund

Virtus Rampart Alternatives Diversifier Fund (f/k/a: Virtus Alternatives Diversifier Fund)

Virtus Rampart Equity Trend Fund (f/k/a: Virtus Equity Trend Fund)

Virtus Rampart Global Equity Trend Fund (f/k/a: Virtus Global Equity Trend Fund)

Virtus Rampart Multi-Asset Trend Fund (f/k/a: Virtus Multi-Asset Trend Fund)

Virtus Rampart Sector Trend Fund (f/k/a: Virtus Sector Trend Fund)

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Herzfeld Fund (“Herzfeld Fund”)	7	25
Virtus Rampart Alternatives Diversifier Fund (“Rampart Alternatives Diversifier Fund”) (f/k/a: Virtus Alternatives Diversifier Fund)	10	26
Virtus Rampart Equity Trend Fund (“Rampart Equity Trend Fund”) (f/k/a: Virtus Equity Trend Fund)	13	27
Virtus Rampart Global Equity Trend Fund (“Rampart Global Equity Trend Fund”) (f/k/a: Virtus Global Equity Trend Fund)	16	29
Virtus Rampart Multi-Asset Trend Fund (“Rampart Multi-Asset Trend Fund”) (f/k/a: Virtus Multi-Asset Trend Fund)	19	32
Virtus Rampart Sector Trend Fund (“Rampart Sector Trend Fund”) (f/k/a: Virtus Sector Trend Fund)	22	35
Statements of Assets and Liabilities		39
Statements of Operations		41
Statements of Changes in Net Assets		43
Financial Highlights		46
Notes to Financial Statements		50
Report of Independent Registered Public Accounting Firm		60
Tax Information Notice		61
Consideration of Subadvisory Agreement by the Board of Trustees		62
Fund Management Tables		64

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees (“Trustees” or the “Board”) of the Trust. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large- and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Herzfeld Fund
Actual
Class A	$1,000.00	$1,069.20	1.59%	$8.25
Class C	1,000.00	1,065.60	2.34	12.12
Class I	1,000.00	1,070.50	1.34	6.96
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.10	1.59	8.04
Class C	1,000.00	1,013.34	2.34	11.81
Class I	1,000.00	1,018.35	1.34	6.78
Rampart Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$1,027.10	0.73%	$3.71
Class C	1,000.00	1,022.70	1.49	7.56
Class I	1,000.00	1,027.80	0.47	2.39
Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.41	0.73	3.70
Class C	1,000.00	1,017.60	1.49	7.54
Class I	1,000.00	1,022.71	0.47	2.38
Rampart Equity Trend Fund
Actual
Class A	$1,000.00	$1,058.40	1.57%	$8.10
Class C	1,000.00	1,053.90	2.33	12.00
Class I	1,000.00	1,059.50	1.32	6.81
Class R6	1,000.00	1,060.00	1.21	6.25
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.57	7.94
Class C	1,000.00	1,013.39	2.33	11.76
Class I	1,000.00	1,018.45	1.32	6.68
Class R6	1,000.00	1,019.00	1.21	6.12
Rampart Global Equity Trend Fund
Actual
Class A	$1,000.00	$1,060.50	1.75%	$9.04
Class C	1,000.00	1,057.40	2.50	12.89
Class I	1,000.00	1,062.00	1.50	7.75
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,012.53	2.50	12.61
Class I	1,000.00	1,017.55	1.50	7.59
Rampart Multi-Asset Trend Fund
Actual
Class A	$1,000.00	$1,040.30	1.65%	$8.44
Class C	1,000.00	1,036.40	2.40	12.25
Class I	1,000.00	1,042.10	1.40	7.17
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.80	1.65	8.34
Class C	1,000.00	1,013.04	2.40	12.11
Class I	1,000.00	1,018.05	1.40	7.08

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Rampart Sector Trend Fund
Actual
Class A	$1,000.00	$1,068.30	1.01%	$5.24
Class C	1,000.00	1,064.20	1.78	9.21
Class I	1,000.00	1,069.30	0.78	4.05
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.00	1.01	5.11
Class C	1,000.00	1,016.14	1.78	9.00
Class I	1,000.00	1,021.16	0.78	3.95

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

Alternatives Diversifier Composite Index

The Alternatives Diversifier Composite consists of Diversified Trends Index (15%)*, FTSE EPRA/NAREIT Developed Rental Index-net (20%)**, MSCI World Infrastructure Sector Capped Index (15%)*** , S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%)**** and Credit Suisse Leveraged Loan Index (10%). The indexes are unmanaged, their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment. *Prior to 3/1/12 was the HFRX Equity Market Neutral Index (20%). **Prior to 6/1/15 was the UBS Global Investors (Real Estate) Index (20%). ***Prior to 9/1/08 was a mix of the MSCI USA Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI All Country World ex USA Utilities Index (15%). ****Prior to 3/1/12 was Deutsche Bank G10 Currency Harvest Index (10%).

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Credit Suisse Leveraged Loan Index

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market, calculated on a total return basis.

Deutsche Bank G10 Currency Harvest Index

The Deutsche Bank G10 Currency Harvest Index consists of long futures contracts on the three G10 currencies associated with the highest interest rates and short futures contracts on the three G10 currencies associated with the lowest interest rates.

Deutsche Bank Liquid Commodity Index

The Deutsche Bank Liquid Commodity Index (“DBLCI”) tracks the performance of six commodity futures: sweet light crude oil (WTI), heating oil, aluminum, gold, wheat, and corn.

Diversified Trends Index

The Diversified Trends Index is the S&P Diversified Trends Indicator, a diversified composite of global commodity and financial futures that are highly liquid. The components are formed into sectors that are long or short the underlying futures using a rules-based methodology. The indicator measures the extent and duration of the trends of these sectors in aggregate. The index is calculated on a total return basis.

Dow Jones Aggressive Portfolio Index

The Dow Jones Aggressive Portfolio Index is a benchmark that takes 100% of the risk of the U.S. equities market representing an investor’s desired risk portfolio. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Dow Jones Global Moderate Portfolio Index

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (“GICS”)

The GICS is a standardized classification system for equities that was developed by, and is the exclusive property and a service mark of, MSCI, Inc. (“MSCI”) and Standard & Poors (“S&P”), a subsidiary of S&P Global, Inc. As of September 1, 2016, the GICS structure comprises 11 sectors, 24 industry groups, 68 industries, and 157 subindustries.

Herzfeld Composite Index (60% MSCI All Country (AC) World Index (net)/40% Bloomberg Barclays U.S. Aggregate Bond Index)

The composite index consists of 60% MSCI AC World Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. Each index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index is a common benchmark for long/short market neutral hedge funds, which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between select securities for purchase and sale.

iShares®

Represents shares of an open-end exchange-traded fund.

Master Limited Partnership (“MLP”)

A type of limited partnership that is publicly traded. The partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI All Country World ex USA Utilities Index

The MSCI All Country World ex USA Utilities Index includes large and mid cap securities across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®). The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (Net)

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

5

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI USA Utilities Index

The MSCI USA Utilities Index is designed to capture the large and mid cap segments of the U.S. equity universe. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®).

MSCI All Country World ex USA Index (net)

The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure, and utilities sectors each represent one-third of the index weight, while energy, transportation, and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Telecom Services Index

The MSCI World Telecom Services Index is designed to capture the large and midcap segments across 23 developed markets countries. All securities in the index are classified in the Telecommunication Services sector as per the Global Industry Classification Standard (GICS®).

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P North American Natural Resources Sector Index

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

UBS Global Investors (Real Estate) Index

The UBS Global Investors (Real Estate) Index measures the global investable universe of publicly traded real estate securities that derive 70% or more of total revenue from rental income.

6

Herzfeld Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

Portfolio Manager Commentary by Thomas J. Herzfeld Advisors, Inc.

⬛	The Fund is non-diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 14.78%, Class C shares at NAV returned 13.94%, and Class I shares at NAV returned 15.07%. For the same period, the Fund’s style-specific benchmark, the Herzfeld Composite Index, which consists of 60% MSCI All Country World Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, returned 10.89%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Over the fiscal year, closed-end funds (CEFs) produced significant returns for investors. Average returns ranged from 11.14% to 20.63% for the six taxable CEF categories we track. Foreign equity led the way as the global economic rebound picked up steam, pushing net asset values (NAVs) higher. Additionally, activists set their sights on foreign equities and found success through liquidations, mergers, and tender offers. Foreign equities were the lone sector trading at more than a 10% discount at the start of the fiscal period. At the end of September 2017, the average weighted discount was -5.88%.

⬛	Convertible CEFs were the best performing fixed income sector, gaining an average of 20.19%. Significant discount narrowing contributed nearly one-third of the performance as convertible CEF discounts started the period at -6.73% and ended it at -1.03%.
⬛	Municipal CEFs were the main laggards, declining an average of 2.23%. Municipal CEFs entered the fiscal year at average weighted discounts of -1.90%, their narrowest level since May of 2013. Rising interest rates negatively affected municipal CEFs that utilized floating rate leverage. Net interest income decreased for many municipal CEFs and dividend cuts followed. Weak performance at NAV and dividend cuts led municipal CEF discounts to widen out to -3.90% by the end of September 2017.

⬛	Since 2011, the number of CEFs has been declining each year as many funds have merged, liquidated, or become open-end funds. The decline has slowed in 2017 due to an uptick in initial public offerings over the last 12 months, but the overall amount is small by historical standards at a little more than $1.5 billion.

⬛	Due to activist pressure, multiple equity CEFs adopted managed distribution policies that boost distributions and typically lead to narrower discounts. As a result, we have seen equity fund discounts narrow from -7.31% to -4.18% over the fiscal year.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year, the Fund (Class I) returned 15.07%, beating the 10.89% return of the composite benchmark. At fiscal year end, the average weighted discount was -9.90%, compared with -12.49% on September 30, 2016.

⬛	Top contributors to Fund performance came from four of our five largest holdings. BlackRock Science & Technology Trust (BST) was the best performer over the fiscal period, returning 39.16% to investors. BST raised its dividend 10% in July and continued to trade at an attractive discount through the end of the fiscal year, so remained one of our top holdings. Our largest holding, NexPoint Credit Strategies Fund, had a rights offering in June that gave us the opportunity to vastly increase the position at a discount to the market price. After the offering, we trimmed the position as the discount narrowed from -13.39% to -6.87% at the end of the quarter, which made a significant contribution to Fund performance. Boulder Growth & Income Fund (BIF) and Central Securities Corp (CET), two
of the older CEFs, saw discount narrowing and strong gains at NAV as their overweight positions in financials helped drive solid performance in the rising interest rate environment.

⬛	Main detractors came from energy, healthcare, and a large cash position. Energy was the weakest performer for the Fund as Tortoise Pipeline & Energy Fund (TTP) and Adams Natural Resources Fund (PEO), our two largest energy holdings, underperformed the Fund’s benchmark. After a major energy rebound in 2016, the rally stalled as energy prices dipped. However, energy prices stabilized in the latter half of the fiscal year and energy CEFs rallied off their lows.

⬛	Healthcare CEFs also detracted from performance as our three healthcare-focused CEF positions returned between 2.13% and 14.87%, dragging down the overall performance of the Fund. Gabelli Healthcare & WellnessRx Trust (GRX) struggled the most, as many of its underlying holdings responded negatively to Amazon.com’s forays into supermarkets and pharmacies. Our holdings in Tekla Healthcare Opportunities Fund (THQ) and Tekla World Healthcare Fund (THW) gained 14.87% and 9.47%, lagging the S&P 500® Healthcare Index gain of 15.48% and detracting from the performance of the Fund. The Fund’s cash position grew as high as 21% as we trimmed gains for numerous holdings when discounts narrowed. Instead of redeploying the assets, we felt it was prudent to hold our cash position heading into year-end tax selling opportunities. The large cash position detracted from the Fund’s performance as a result.

The preceding information is the opinion of portfolio

management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

Herzfeld Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2017.
Equity Funds	38%
International Equity Funds	19
Preferred Stocks	13
Fixed Income Funds	10
Short-Term Investment	20

Total	100%

Closed-end Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Herzfeld Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	14.78%	8.02%	8.36%		9/5/12
Class A shares at POP[3,4]	8.18	6.75	7.10		9/5/12
Class C shares at NAV[2] and with CDSC[4]	13.94	7.22	7.56		9/5/12
Class I shares at NAV[2]	15.07	8.31	8.64		9/5/12
Herzfeld Composite Index: 60% MSCI AC World Index (net) / 40% Bloomberg Barclays U.S. Aggregate Index[7]	10.89	7.00	7.38	[5]	—

Fund Expense Ratios6: Class A shares: Gross 2.81%, Net 2.68%; Class C shares: Gross 3.56%, Net 3.43%; Class I shares: Gross 2.56%, Net 2.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.
[7]	The Fund is no longer including the individual index returns that comprise the composite index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Rampart Alternatives Diversifier Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is non-diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 3.34%, Class C shares at NAV returned 2.65%, and Class I shares at NAV returned 3.69%. For the same period, the S&P 500® Index, a broad-based equity index, returned 18.61%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned 0.74%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The 12 months ended September 30, 2017, stand as a textbook example of a bull market for U.S. and global large-cap equities. The total return for the S&P 500® Index over the time period was over 18% – more than double the historical average – and volatility was about half the historical average. For the MSCI All Country World ex USA Index, the year ended September 30, 2017 was the least volatile 12-month period we have observed.

⬛	Global stock markets have shown an uncanny ability to shrug off or ignore potential catalysts for selling. The market has absorbed, in no particular order, several devastating hurricanes in the U.S., an extremely tense global political environment, a series of legislative stalemates in the U.S., and the outright threat of nuclear war. In our historical research, and in our practical experience, we find that there is a self-reinforcing mechanism that tends to perpetuate risk states. In stressed market environments, relatively mundane events can contribute to an overall sense of unease, leading to a continuing cascade of selling and reducing risk, which can become a self-perpetuating cycle. Similarly, in a low volatility environment, market reactions to otherwise serious events can become muted. In the current market, however, the weekly (if not daily) drip of potentially market-moving events has largely been ignored.

⬛	There are numerous theories that seek to explain the strength and resilience of the current bull market – which is currently older than most third-grade students. Our belief is that the forthcoming activity by the Federal Reserve (“the Fed”) has the potential to shape the stock market landscape for years to come, making it a more important factor than others such as the political climate. The track record of bull markets during rising interest rate environments is not a good one. While rising rates is neither a necessary nor sufficient factor for a bear market, it is one more hurdle for an aging bull market to clear.

⬛	In addition to the global corporate growth, we observed strength in certain growth-oriented natural resources, coal in particular.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund (Class I) outperformed the Alternatives Diversifier Composite Benchmark by 2.95%, gaining 3.69% versus 0.74% for the benchmark. This relative outperformance was largely driven by profitable stock and commodity exposures.

⬛	The biggest positive contributor to performance was a large (about 17% of the Fund) allocation to global infrastructure stocks, via the Virtus Duff & Phelps Global Infrastructure Fund. This allocation provided global exposure to a number of industries, including energy pipelines, communication systems, and road/highway infrastructure. After a challenging fourth quarter of 2016, these stocks were on a highly stable, upward trajectory for the majority of the fiscal period.

⬛	Another significant driver of outperformance during the year was a relatively small allocation to coal stocks. While the allocation represented just over 3% of the Fund on average, the total return of the investment was nearly 25% for the period. The coal sector saw some volatility over the past year, but it also experienced a strong bull market, driven by continued global growth and a renewed political focus on coal as an energy source.

⬛	The only significant negative contributor during the year was a moderately sized allocation to a long/short currency strategy. Typically, this strategy will be profitable when high yield currencies outperform lower yielding ones. During the year, however, this exposure cost the Fund nearly 0.50%.

The preceding information is the opinion of portfolio

management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Rampart Alternatives Diversifier Fund (Continued)

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Affiliated Funds: The fund’s adviser can select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Affiliated Mutual Funds	51%
Exchange-Traded Funds	48
Short-Term Investment	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Rampart Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	3.34%	1.40%	0.77%	—		—
Class A shares at POP[3,4]	-2.61	0.20	0.18	—		—
Class C shares at NAV[2] and with CDSC[4]	2.65	0.64	0.02	—		—
Class I shares at NAV[2]	3.69	1.66	—	4.00%		10/1/09
S&P 500® Index	18.61	14.22	7.44	14.21	[5]	—
Alternatives Diversifier Composite Index	0.74	1.17	1.01	3.59	[5]	—

Fund Expense Ratios6: Class A shares: 1.65%; Class C shares: 2.40%; Class I shares: 1.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and, sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Rampart Equity Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX Class R6: VRPAX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 11.20%, Class C shares at NAV returned 10.35%, Class I shares at NAV returned 11.37%, and Class R6 shares returned 11.59%. For the same period, the S&P 500® Index, both the broad-based equity index and the style specific index, returned 18.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The 12 months ended September 30, 2017, stand as a textbook example of a bull market for U.S. large-cap equities. The total return for the S&P 500® Index over the time period was over 18% – more than double the historical average – and volatility was about half the historical average.

⬛	The U.S. stock market has shown an uncanny ability to shrug off or ignore potential catalysts for selling. The market has absorbed, in no particular order, several devastating hurricanes, an extremely tense domestic political environment, a series of legislative stalemates, and the outright threat of nuclear war. In our historical research, and in our practical experience, we find that there is a self-reinforcing mechanism that tends to perpetuate risk states. In stressed market environments, relatively mundane events can contribute to an overall sense of unease, leading to a continuing cascade of selling and reducing risk, which can become a self-perpetuating cycle. Similarly, in a low volatility environment, market reactions to otherwise serious events can become muted. In the current market, however, the weekly (if not daily) drip of potentially market-moving events has largely been ignored.

⬛	There are numerous theories that seek to explain the strength and resilience of the current bull market – which is currently older than most third-grade students. Our belief is that the forthcoming activity by the Federal Reserve (Fed) has the potential to shape the stock market landscape for years to come, making it a more important factor than others such as the political climate. The track record of bull markets during rising interest rate environments is not a good one. While rising rates is neither a necessary nor sufficient factor for a bear market, it is one more hurdle for an aging bull market to clear.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund (Class I) trailed the S&P 500® Index by 7.24%, gaining 11.37% versus 18.61% for the index. This relative underperformance was largely driven by the continuing instability in market leadership.

⬛	The concept of market leadership can be defined as consistency in the stocks, sectors, or sub-industries that lead the market upward, or downward, as the case may be. For example, during the financial crisis of 2007 through 2009, the financial sector led the entire market downward, as it was the worst performer in most months. When we quantify the variability of this sector leadership, we find that the past two years have been unusually inconsistent. The energy sector is a good example. In July of 2017 it was the best performing sector, in August it was the worst performing sector, and in September it was again the best performer.

⬛	We can look at performance quintiles in the S&P 500® Index in a similar manner. When we observe consistency in the stocks that occupy the top and bottom performance quintiles over time, that is a good indication that the market has strong conviction and there is a reliable trend. For much of the past year, measures of this consistency have been at the lowest levels seen in nearly a decade. A recent recovery has provided some optimism, but we still await the re-emergence of a familiar, “normal” market structure.

⬛	The Fund’s investment process attempts to identify those sub-industries (the building blocks of sectors) that are exhibiting consistent strength (or weakness) and invest (or avoid) accordingly. In a market where there are few clear winners or losers, this process can become increasingly difficult. Many times we have found that a winner, once it is identified and allocated to, can quickly become a loser.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future

results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Rampart Equity Trend Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Consumer Discretionary	22%
Industrials	17
Information Technology	16
Financials	13
Materials	8
Health Care	6
Real Estate	6
Other (includes short-term investments)	12

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Rampart Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	11.20%	5.59%	8.36%		7/1/10
Class A shares at POP[3,4]	4.81	4.35	7.47		7/1/10
Class C shares at NAV[2] and with CDSC[4]	10.35	4.81	7.56		7/1/10
Class I shares at NAV[2]	11.37	5.83	8.60		7/1/10
Class R6 shares at NAV[2]	11.59	—	0.01		11/12/14
S&P 500® Index	18.61	14.22	—	[5]	—

Fund Expense Ratios6: Class A shares: 1.61%; Class C shares: 2.36%; Class I shares: 1.36%; Class R6 shares: 1.27%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returned 15.59% for Class A, C, and I shares since the inception date of each respective class and 9.92% since the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Rampart Global Equity Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VGPAX Class C: VGPCX Class I: VGPIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 11.07%, Class C shares at NAV returned 10.32%, and Class I shares at NAV returned 11.40%. For the same period, MSCI All Country World Index (net), the Fund’s style-specific benchmark appropriate for comparison returned 18.65%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The 12 months ended September 30, 2017, stand as a textbook example of a bull market for U.S. and global large-cap equities. The total return for the S&P 500® Index over the time period was over 18% – more than double the historical average – and volatility was about half the historical average. For the MSCI All Country World Ex USA Index, the year ended September 30, 2017 was the least volatile 12-month period we have observed.

⬛	Global stock markets have shown an uncanny ability to shrug off or ignore potential catalysts for selling. The market has absorbed, in no particular order, several devastating hurricanes in the U.S., an extremely tense global political environment, a series of legislative stalemates in the U.S., and the outright threat of nuclear war. In our historical research, and in our practical experience, we find that there is a self-reinforcing mechanism that tends to perpetuate risk states. In stressed market environments, relatively mundane events can contribute to an overall sense of unease, leading to a continuing cascade of selling and reducing risk, which can become a self-perpetuating cycle. Similarly, in a low volatility environment, market reactions to otherwise serious events can become muted. In the current market, however, the weekly (if not daily) drip of potentially market-moving events has largely been ignored.

⬛	There are numerous theories that seek to explain the strength and resilience of the current bull market – which is currently older than most third-grade students. Our belief is that the forthcoming activity by global central banks has the potential to shape the stock market landscape for years to come, making it a more important factor than others such as the political climate. The track record of bull markets during rising interest rate environments is not a good one. While rising rates is neither a necessary nor sufficient factor for a bear market, it is one more hurdle for an aging bull market to clear.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund (Class I) trailed the MSCI All Country World Index (net) by 6.38%, gaining 11.40% versus 17.78% for the index. This relative underperformance was largely driven by the continuing instability in market leadership.

⬛	The concept of market leadership can be defined as consistency in the stocks, sectors, or sub-industries that lead the market upward, or downward, as the case may be. For example, during the financial crisis of 2007 through 2009, the financial sector led the entire market downward, as it was the worst performer in most months. When we quantify the variability of this sector leadership, we find that the past two years have been unusually inconsistent. The energy sector is a good example. In July of 2017 it was the best performing sector, in August it was the worst performing sector, and in September it was again the best performer.

⬛	We can look at performance quintiles in the S&P 500® Index in a similar manner. When we observe consistency in the stocks that occupy the top and bottom performance quintiles over time, that is a good indication that the market has strong conviction and there is a reliable trend. For much of the past year, measures of this consistency have been at the lowest levels seen in nearly a decade. A recent recovery has provided some optimism, but we still await the re-emergence of a familiar, “normal” market structure.

⬛	A similar phenomenon can be seen in the Fund’s non-U.S. allocation, which typically accounts for about 40% of the assets. Italy was the best performing country among the Fund’s investment universe, gaining over 45% on a total return basis. But the Fund did not have exposure to Italy until very recently, because it was only recently that Italy’s strong performance became consistent and dependable. In January of 2017, for example, Italy was the worst performing country, and in February it was near the bottom.

⬛	The Fund’s investment process attempts to identify those U.S. sub-industries (the building blocks of sectors) and non-U.S. countries that are exhibiting consistent strength (or weakness) and invest (or avoid) accordingly. In a market where there are few clear winners or losers, this process can become increasingly difficult. Many times we have found that a winner, once it is identified and allocated to, can quickly become a loser.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Rampart Global Equity Trend Fund (Continued)

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Exchange-Traded Funds	39%
Consumer Discretionary	13
Industrials	10
Information Technology	10
Financials	8
Materials	5
Real Estate	4
Other (includes short-term investments)	11

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Rampart Global Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	11.07%	3.64%	3.75%		3/15/11
Class A shares at POP[3,4]	4.68	2.42	2.81		3/15/11
Class C shares at NAV[2] and with CDSC[4]	10.32	2.89	2.99		3/15/11
Class I shares at NAV[2]	11.40	3.89	4.00		3/15/11
MSCI AC World Index (net)*	18.65	10.20	8.59	[5]	—
S&P 500® Index	18.61	14.22	13.25	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.88%, Net 1.86%; Class C shares: Gross 2.63%, Net 2.61%; Class I shares: Gross 1.63%, Net 1.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

*	MSCI AC World Index (net) is an appropriate Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Rampart Multi-Asset Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VAAAX Class C: VAACX Class I: VAISX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 5.14%, Class C shares at NAV returned 4.26%, and Class I shares at NAV returned 5.42%. For the same period, Dow Jones Global Moderate Portfolio Index, the Fund’s style-specific index appropriate for comparison, returned 10.09%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The 12 months ended September 30, 2017, stand as a textbook example of a bull market for U.S. and global large-cap equities. The total return for the S&P 500® Index over the time period was over 18% – more than double the historical average – and volatility was about half the historical average. For the MSCI All Country World ex USA Index, the year ended September 30, 2017 was the least volatile 12-month period we have observed.

⬛	Global stock markets have shown an uncanny ability to shrug off or ignore potential catalysts for selling. The market has absorbed, in no particular order, several devastating hurricanes in the U.S., an extremely tense global political environment, a series of legislative stalemates in the U.S., and the outright threat of nuclear war. In our historical research, and in our practical experience, we find that there is a self-reinforcing mechanism that tends to perpetuate risk states. In stressed market environments, relatively mundane events can contribute to an overall sense of unease, leading to a continuing cascade of selling and reducing risk, which can become a self-perpetuating cycle. Similarly, in a low volatility environment, market reactions to otherwise serious events can become muted. In the current market, however, the weekly (if not daily) drip of potentially market-moving events has largely been ignored.

⬛	There are numerous theories that seek to explain the strength and resilience of the current bull market – which is currently older than most third-grade students. Our belief is that the forthcoming activity by global central banks has the potential to shape the stock market landscape for years to come, making it a more important factor than others such as the political climate. The track record of bull markets during rising interest rate environments is not a good one. While rising rates is neither a necessary nor sufficient factor for a bear market, it is one more hurdle for an aging bull market to clear.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund (Class I) trailed the Dow Jones Global Moderate Portfolio Index by 4.76%, gaining 5.42% versus 10.09% for the index. This relative underperformance was largely driven by the continuing instability in market leadership.

⬛	The concept of market leadership can be defined as consistency in the stocks, sectors, or sub-industries that lead the market upward, or downward, as the case may be. For example, during the financial crisis of 2007 through 2009, the financial sector led the entire market downward, as it was the worst performer in most months. When we quantify the variability of this sector leadership, we find that the past two years have been unusually inconsistent. The energy sector is a good example. In July of 2017 it was the best performing sector, in August it was the worst performing sector, and in September it was again the best performer.

⬛	We can look at performance quintiles in the S&P 500® Index in a similar manner. When we observe consistency in the stocks that occupy the top and bottom performance quintiles over time, that is a good indication that the market has strong conviction and there is a reliable trend. For much of the past year, measures of this consistency have been at the lowest levels seen in nearly a decade. A recent recovery has provided some optimism, but we still await the re-emergence of a familiar, “normal” market structure.

⬛	A similar phenomenon can be seen in the Fund’s non-U.S. allocation, which typically accounts for about 40% of the assets. Italy was the best performing country among the Fund’s investment universe, gaining over 45% on a total return basis. But the Fund did not have exposure to Italy until very recently, because it was only recently that Italy’s strong performance became consistent and dependable. In January of 2017, for example, Italy was the worst performing country, and in February it was near the bottom.

⬛	The Fund’s fixed income and alternative allocations did not add or detract significantly from performance, given the muted performance of most assets in those categories. That being said, many protection-oriented investments – such as gold and U.S. Treasuries – underperformed during the fiscal year, as the long-running equity bull market continued.

⬛	The Fund’s investment process attempts to identify those U.S. sub-industries (the building blocks of sectors), non-U.S. countries, and fixed income and/or alternative investments that are exhibiting consistent strength (or weakness) and invest (or avoid) accordingly. In a market where there are few clear winners or losers, this process can become increasingly difficult. Many times we have found that a winner, once it is identified and allocated to, can quickly become a loser.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Rampart Multi-Asset Trend Fund (Continued)

market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Commodity-Linked: Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Exchange-Traded Funds	63%
Consumer Discretionary	8
Industrials	6
Information Technology	6
Financials	5
Materials	3
Real Estate	2
Other (includes short-term investments)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Rampart Multi-Asset Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	5.14%	2.58%	3.11%		3/15/11
Class A shares at POP[3,4]	-0.90	1.37	2.19		3/15/11
Class C shares at NAV[2] and with CDSC[4]	4.26	1.82	2.35		3/15/11
Class I shares at NAV[2]	5.42	2.84	3.37		3/15/11
Dow Jones Global Moderate Portfolio IndexSM*	10.09	7.61	7.21	[5]	—
S&P 500® Index	18.61	14.22	13.25		—

Fund Expense Ratios6: Class A shares: 1.73%; Class C shares: 2.48%; Class I shares: 1.48%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

*	The Dow Jones Global Moderate Portfolio Index is an appropriate Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Rampart Sector Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 9.46%, Class C shares at NAV returned 8.68%, and Class I shares at NAV returned 9.77%. For the same period, the S&P 500® Index, which is both the broad-based equity index and the Fund’s style-specific benchmark, returned 18.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	The 12 months ended September 30, 2017, stand as a textbook example of a bull market for U.S. large-cap equities. The total return for the S&P 500® Index over the time period was over 18% – more than double the historical average – and volatility was about half the historical average.

⬛	The U.S. stock market has shown an uncanny ability to shrug off or ignore potential catalysts for selling. The market has absorbed, in no particular order, several devastating hurricanes, an extremely tense domestic political environment, a series of legislative stalemates, and the outright threat of nuclear war. In our historical research, and in our practical experience, we find that there is a self-reinforcing mechanism that tends to perpetuate risk states. In stressed market environments, relatively mundane events can contribute to an overall sense of unease, leading to a continuing cascade of selling and reducing risk, which can become a self-perpetuating cycle. Similarly, in a low volatility environment, market reactions to otherwise serious events can become muted. In the current market, however, the weekly (if not daily) drip of potentially market-moving events has largely been ignored.

⬛	There are numerous theories that seek to explain the strength and resilience of the current bull market – which is currently older than most third-grade students. Our belief is that the forthcoming activity by the Federal Reserve (Fed) has the potential to shape the stock market landscape for years to come, making it a more important factor than others such as the political climate. The track record of bull markets during rising interest rate environments is not a good one. While rising rates is neither a necessary nor sufficient factor for a bear market, it is one more hurdle for an aging bull market to clear.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund (Class I) trailed the S&P 500® Index by 8.84%, gaining 9.77% versus 18.61% for the index. This relative underperformance was largely driven by two features of the current bull market – continuing instability in sector leadership, as well as a narrowing market.

⬛	The concept of sector leadership can be defined as consistency in the sectors that lead the market upward, or downward, as the case may be. For example, during the financial crisis of 2007 through 2009, the financial sector led the entire market downward, as it was the worst performer in most months. When we quantify the variability of this sector leadership, we find that the past two years have been unusually inconsistent. The energy sector is a good example. In July of 2017 it was the best performing sector, in August it was the worst performing sector, and in September it was again the best performer.

⬛	The Fund’s investment process attempts to identify those sectors that are exhibiting consistent strength (or weakness) and invest (or avoid) accordingly. In a market where there are few clear winners or losers, this process can become increasingly difficult. Many times we have found that a winner, once it is identified and allocated to, can quickly become a loser.
⬛	The flip side of this coin is the increasingly narrow market. There are fewer stocks and sectors driving the current bull market than we have seen in the past. For example, in 2007, the top 10 stocks in the S&P 500® Index represented five diverse sectors. In 2012, the top 10 stocks also represented five sectors. But in 2017 (with an additional sector in the mix, since real estate was added in 2016), the top 10 stocks in the index only represent three sectors. Of those, the top three stocks are all in the technology sector.

⬛	The technology sector has had an increasing impact on the Fund’s performance relative to its benchmark. As a risk control measure, and to aid in diversification, the maximum allocation that the Fund can make to a single sector is 20%. The technology sector has grown over the years to represent nearly 26% of the S&P 500® Index. (For our purposes, technology and telecom are combined.) Even when the Fund makes the maximum allocation to technology – as it has for most of the fiscal year – the Fund will not be able to keep pace with the increasingly technology-dominated S&P 500® Index.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Rampart Sector Trend Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Industrials	20%
Consumer Discretionary	20
Information Technology	18
Financials	15
Materials	5
Health Care	5
Consumer Staples	5
Other (includes short-term investments)	12

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Rampart Sector Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	9.46%	8.41%	4.81%	—		—
Class A shares at POP[3,4]	3.17	7.13	4.19	—		—
Class C shares at NAV[2] and with CDSC[4]	8.68	7.60	4.03	—		—
Class I shares at NAV[2]	9.77	8.68	—	9.99%		10/1/09
S&P 500® Index	18.61	14.22	7.44	14.21	[5]	—

Fund Expense Ratios6: Class A shares 1.07%; Class C shares 1.82%; Class I shares 0.82%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

VIRTUS HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
CLOSED END FUNDS(3)—67.2%

Equity Funds—38.0%
Adams Diversified Equity Fund, Inc.	81,991	$1,247
Adams Natural Resources Fund, Inc.	104,208	2,048
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	111,708	1,497
Alpine Total Dynamic Dividend Fund	218,231	1,964
BlackRock Science & Technology Trust	123,301	3,012
Boulder Growth & Income Fund, Inc.	303,102	3,092
Central Securities Corp.	123,348	3,189
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	29,854	311
Gabelli Healthcare & WellnessRx Trust (The)	85,355	863
General American Investors Co., Inc.	32,686	1,177
Kayne Anderson Midsteam/Energy Fund, Inc.	65,206	958
Liberty All Star Equity Fund	217,635	1,312
Nuveen Real Asset Income and Growth Fund	19,675	354
Source Capital, Inc.	20,883	846
Tortoise Pipeline & Energy Fund, Inc.	80,883	1,558
Tortoise Power and Energy Infrastructure Fund, Inc.	10,432	223
Tri-Continental Corp.	24,536	627

		24,278

Fixed Income Funds—10.2%
BlackRock Credit Allocation Income Trust IV	62,504	848
NexPoint Credit Strategies Fund	224,335	5,171
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	25,700	290
Western Asset/Claymore Inflation-Linked Securities & Income Fund	20,482	237

		6,546

	SHARES	VALUE
International Equity Funds—19.0%
Aberdeen Japan Equity Fund, Inc.	92,393	$805
Aberdeen Latin America Equity Fund, Inc.	18,110	496
Alpine Global Dynamic Dividend Fund	106,859	1,134
China Fund, Inc. (The)	10,037	204
Delaware Enhanced Global Dividend and Income Fund	18,872	224
First Trust Dynamic Europe Equity Income Fund	17,454	339
Japan Smaller Capitalization Fund, Inc.	97,928	1,231
Mexico Equity & Income Fund, Inc.(2)	72,371	843
New Germany Fund, Inc. (The)	60,161	1,117
Taiwan Fund, Inc. (The)(2)	47,560	979
Tekla Healthcare Opportunities Fund	162,806	3,023
Tekla World Healthcare Fund	95,202	1,386
Templeton Dragon Fund, Inc.	19,655	409

		12,190
TOTAL CLOSED END FUNDS (Identified Cost $37,186)		43,014

PREFERRED STOCKS(3)—13.4%

Financials—13.4%
Eagle Point Credit Co., Inc. 6.75%	34,138	873
Eagle Point Credit Co., Inc. 7.00%	147,840	3,737
Eagle Point Credit Co., Inc. Series A 7.75%	10,600	273
MVC Capital, Inc. 7.25%	84,231	2,123
Oxford Lane Capital Corp. 7.50%	61,448	1,559
TOTAL PREFERRED STOCKS (Identified Cost $8,380)		8,565
TOTAL LONG TERM INVESTMENTS—80.6%
(Identified Cost $45,566)		51,579

	SHARES	VALUE
SHORT-TERM INVESTMENT—18.7%

Money Market Mutual Fund(3)—18.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)	11,931,979	$11,932
TOTAL SHORT-TERM INVESTMENT (Identified Cost $11,932)		11,932
TOTAL INVESTMENTS—99.3% (Identified Cost $57,498)		63,511	(1)
Other assets and liabilities, net—0.7%		427

NET ASSETS—100.0%		$63,938

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Closed-End Funds	$43,014	$43,014
Preferred Stocks	8,565	8,565
Short-Term Investment	11,932	11,932

Total Investments	$63,511	$63,511

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

See Notes to Financial Statements

25

VIRTUS RAMPART ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUND(3)—51.4%

Equity Funds—42.1%
Virtus Duff & Phelps Global Infrastructure Fund Class I	484,463	$7,267
Virtus Duff & Phelps Global Real Estate Securities Fund Class I	140,083	4,029
Virtus Duff & Phelps International Real Estate Securities Fund Class I	643,575	4,466
Virtus Duff & Phelps Real Estate Securities Fund Class I	96,146	2,922

		18,684

Fixed Income Fund—9.3%
Virtus Newfleet Senior Floating Rate Fund Class I	436,430	4,111
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $15,807)		22,795

EXCHANGE-TRADED FUNDS(3)—47.6%
Global X Uranium Index Fund	1,508	20
iShares S&P North American Natural Resources Sector Index Fund	230,692	7,767
PowerShares DB Commodity Index Tracking Fund(2)	395,387	6,089
PowerShares DB G10 Currency Harvest Fund(2)	165,786	3,962
Vaneck Vectors Agribusiness Index Fund	30,803	1,817
Vaneck Vectors Coal Index Fund	100,201	1,459
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $18,851)		21,114
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified Cost $34,658)		43,909

	SHARES	VALUE
SHORT-TERM INVESTMENT—1.1%

Money Market Mutual Fund(3)—1.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)	496,913	$497
TOTAL SHORT-TERM INVESTMENT (Identified Cost $497)		497
TOTAL INVESTMENTS—100.1% (Identified Cost $35,155)		44,406	(1)
Other assets and liabilities, net—(0.1)%		(24)

NET ASSETS—100.0%		$44,382

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at, September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Affiliated Mutual Funds	$22,795	$22,795
Exchange-Traded Funds	21,114	21,114
Short-Term Investment	497	497

Total Investments	$44,406	$44,406

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

See Notes to Financial Statements

26

VIRTUS RAMPART EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.4%

Consumer Discretionary—22.1%
Amazon.com, Inc.(2)	6,011	$5,779
Best Buy Co., Inc.	154,844	8,820
BorgWarner, Inc.	49,832	2,553
Carnival Corp.	34,682	2,239
CBS Corp. Class B	79,506	4,611
Charter Communications, Inc. Class A(2)	6,401	2,326
Chipotle Mexican Grill, Inc.(2)	967	298
Comcast Corp. Class A	140,442	5,404
Darden Restaurants, Inc.	4,194	330
Delphi Automotive plc	66,918	6,585
Discovery Communications, Inc. Class A(2)	33,190	707
Discovery Communications, Inc. Class C(2)	45,507	922
DISH Network Corp. Class A(2)	6,750	366
Expedia, Inc.	1,843	265
Garmin Ltd.	165,445	8,929
H&R Block, Inc.	291,434	7,717
Hilton Worldwide Holdings, Inc.	16,979	1,179
Home Depot, Inc. (The)	42,062	6,880
Leggett & Platt, Inc.	51,959	2,480
Lowe’s Cos., Inc.	30,188	2,413
Marriott International, Inc. Class A	25,744	2,839
McDonald’s Corp.	27,488	4,307
MGM Resorts International	156,491	5,100
Mohawk Industries, Inc.(2)	24,807	6,140
Netflix, Inc.(2)	6,531	1,184
Newell Brands, Inc.	179,005	7,638
NIKE, Inc. Class B	161,545	8,376
Priceline Group, Inc. (The)(2)	746	1,366
Royal Caribbean Cruises Ltd.	13,901	1,648
Scripps Networks Interactive, Inc. Class A	20,701	1,778
Starbucks Corp.	48,837	2,623
TripAdvisor, Inc.(2)	1,673	68
Wyndham Worldwide Corp.	8,647	912
Wynn Resorts Ltd.	25,898	3,857
Yum! Brands, Inc.	11,157	821

		119,460

Consumer Staples—4.8%
Altria Group, Inc.	54,080	3,430
Brown-Forman Corp. Class B	34,986	1,900
Constellation Brands, Inc. Class A	33,908	6,763
Philip Morris International, Inc.	43,483	4,827
Sysco Corp.	162,914	8,789

		25,709

Energy—1.7%
Andeavor	11,852	1,223
Marathon Petroleum Corp.	40,683	2,281
Phillips 66	34,405	3,152
Valero Energy Corp.	35,075	2,698

		9,354

Financials—13.3%
Affiliated Managers Group, Inc.	2,055	390

	SHARES	VALUE
Financials—continued
Aflac, Inc.	19,041	$1,550
Allstate Corp. (The)	16,892	1,553
Ameriprise Financial, Inc.	5,534	822
AON plc	21,255	3,105
Bank of America Corp.	80,206	2,032
Bank of New York Mellon Corp. (The)	37,742	2,001
BB&T Corp.	26,466	1,242
Berkshire Hathaway, Inc. Class B(2)	46,608	8,544
BlackRock, Inc.	4,401	1,968
Charles Schwab Corp. (The)	48,458	2,120
Chubb Ltd.	21,638	3,085
Cincinnati Financial Corp.	6,945	532
Citigroup, Inc.	22,190	1,614
Citizens Financial Group, Inc.	16,523	626
Comerica, Inc.	5,772	440
E*Trade Financial Corp.(2)	10,939	477
Fifth Third Bancorp	24,472	685
Franklin Resources, Inc.	12,427	553
Gallagher (Arthur J.) & Co.	14,558	896
Goldman Sachs Group, Inc. (The)	14,578	3,458
Huntington Bancshares, Inc.	35,460	495
Invesco Ltd.	14,766	517
JPMorgan Chase & Co.	28,635	2,735
KeyCorp	35,753	673
Leucadia National Corp.	7,946	201
Lincoln National Corp.	10,761	791
M&T Bank Corp.	5,018	808
Marsh & McLennan Cos., Inc.	41,799	3,503
MetLife, Inc.	51,841	2,693
Morgan Stanley	56,724	2,732
Northern Trust Corp.	7,832	720
People’s United Financial, Inc.	11,231	204
PNC Financial Services Group, Inc. (The)	15,784	2,127
Principal Financial Group, Inc.	12,861	827
Progressive Corp. (The)	26,919	1,303
Prudential Financial, Inc.	20,584	2,188
Raymond James Financial, Inc.	5,105	431
Regions Financial Corp.	39,209	597
State Street Corp.	12,836	1,226
SunTrust Banks, Inc.	15,770	943
T. Rowe Price Group, Inc.	8,757	794
Torchmark Corp.	5,220	418
Travelers Cos., Inc. (The)	12,948	1,586
U.S. Bancorp	12,767	684
Unum Group	10,951	560
Wells Fargo & Co.	36,249	1,999
Willis Towers Watson plc	10,308	1,590
XL Group Ltd.	12,114	478
Zions Bancorporation	6,610	312

		71,828

Health Care—6.5%
Abbott Laboratories	26,815	1,431
Aetna, Inc.	7,233	1,150
Agilent Technologies, Inc.	17,525	1,125
Align Technology, Inc.(2)	16,958	3,159
Anthem, Inc.	5,778	1,097
Bard (C.R.), Inc.	1,119	359
Baxter International, Inc.	7,537	473
Becton, Dickinson & Co.	3,513	688

	SHARES	VALUE
Health Care—continued
Boston Scientific Corp.(2)	21,160	$617
Centene Corp.(2)	3,757	364
Cigna Corp.	5,583	1,044
Cooper Cos., Inc. (The)	10,971	2,601
Danaher Corp.	9,439	810
DENTSPLY SIRONA, Inc.	51,480	3,079
Edwards Lifesciences Corp.(2)	3,242	354
Hologic, Inc.(2)	4,326	159
Humana, Inc.	3,147	767
IDEXX Laboratories, Inc.(2)	1,362	212
Illumina, Inc.(2)	7,939	1,581
Intuitive Surgical, Inc.(2)	569	595
Medtronic plc	21,153	1,645
Mettler-Toledo International, Inc.(2)	1,404	879
PerkinElmer, Inc.	5,984	413
ResMed, Inc.	2,190	169
Stryker Corp.	4,794	681
Thermo Fisher Scientific, Inc.	21,273	4,025
UnitedHealth Group, Inc.	21,013	4,115
Varian Medical Systems, Inc.(2)	1,420	142
Waters Corp.(2)	4,353	781
Zimmer Biomet Holdings, Inc.	3,109	364

		34,879

Industrials—16.8%
3M Co.	11,009	2,311
A.O. Smith Corp.	17,199	1,022
Alaska Air Group, Inc.	9,212	703
Allegion plc	11,133	963
American Airlines Group, Inc.	36,712	1,743
Arconic, Inc.	7,081	176
Boeing Co. (The)	9,018	2,292
Cintas Corp.	64,066	9,243
CSX Corp.	44,606	2,420
Deere & Co.	73,503	9,231
Delta Air Lines, Inc.	54,857	2,645
Dover Corp.	7,630	697
Flowserve Corp.	6,403	273
Fortive Corp.	14,779	1,046
Fortune Brands Home & Security, Inc.	17,978	1,209
General Dynamics Corp.	4,556	937
General Electric Co.	160,426	3,879
Honeywell International, Inc.	14,043	1,990
Hunt (JB) Transport Services, Inc.	85,083	9,451
Illinois Tool Works, Inc.	15,239	2,255
Ingersoll-Rand plc	12,549	1,119
Johnson Controls International plc	109,623	4,417
Kansas City Southern	5,129	557
L3 Technologies, Inc.	1,251	236
Lockheed Martin Corp.	3,999	1,241
Masco Corp.	37,386	1,458
Norfolk Southern Corp.	14,009	1,853
Northrop Grumman Corp.	2,804	807
Parker-Hannifin Corp.	6,528	1,142
Pentair plc	8,218	558
Raytheon Co.	4,676	872
Republic Services, Inc.	37,481	2,476
Rockwell Collins, Inc.	2,609	341
Roper Technologies, Inc.	1,879	457
Snap-on, Inc.	2,841	423

See Notes to Financial Statements

27

VIRTUS RAMPART EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Southwest Airlines Co.	45,065	$2,523
Stanley Black & Decker, Inc.	7,499	1,132
Stericycle, Inc.(2)	13,902	996
Textron, Inc.	4,300	232
TransDigm Group, Inc.	786	201
Union Pacific Corp.	39,035	4,527
United Continental Holdings, Inc.(2)	21,001	1,279
United Technologies Corp.	11,972	1,390
Waste Management, Inc.	66,266	5,187
Xylem, Inc.	8,809	552

		90,462

Information Technology—16.4%
Activision Blizzard, Inc.	72,940	4,705
Adobe Systems, Inc.(2)	18,533	2,765
Advanced Micro Devices, Inc.(2)	10,148	129
Akamai Technologies, Inc.(2)	1,468	71
Alliance Data Systems Corp.	856	190
Alphabet, Inc. Class A(2)	2,528	2,462
Alphabet, Inc. Class C(2)	2,534	2,430
Amphenol Corp. Class A	51,260	4,339
Analog Devices, Inc.	4,807	414
ANSYS, Inc.(2)	3,203	393
Apple, Inc.	46,060	7,099
Applied Materials, Inc.	104,074	5,421
Autodesk, Inc.(2)	7,266	816
Automatic Data Processing, Inc.	6,880	752
Broadcom Ltd.	5,257	1,275
CA, Inc.	3,514	117
Citrix Systems, Inc.(2)	5,663	435
Corning, Inc.	154,348	4,618
eBay, Inc.(2)	8,548	329
Electronic Arts, Inc.(2)	32,614	3,850
Facebook, Inc. Class A(2)	20,076	3,430
Fidelity National Information Services, Inc.	5,083	475
Fiserv, Inc.(2)	3,266	421
Global Payments, Inc.	2,345	223
Hewlett Packard Enterprise Co.	15,994	235
HP, Inc.	14,870	297
Intel Corp.	61,674	2,349
Intuit, Inc.	9,119	1,296
KLA-Tencor Corp.	15,182	1,609
Lam Research Corp.	15,622	2,891
Mastercard, Inc. Class A	14,425	2,037
Micro Focus International plc Sponsored ADR(2)	2,229	71
Microchip Technology, Inc.	3,005	270
Micron Technology, Inc.(2)	13,620	536
Microsoft Corp.	86,587	6,450
NetApp, Inc.	2,394	105
NVIDIA Corp.	7,793	1,393
Oracle Corp.	33,688	1,629
Paychex, Inc.	4,917	295
PayPal Holdings, Inc.(2)	17,181	1,100
Qorvo, Inc.(2)	1,665	118
QUALCOMM, Inc.	19,351	1,003
Red Hat, Inc.(2)	1,995	221
salesforce.com, Inc.(2)	25,050	2,340
Seagate Technology plc	2,623	87
Skyworks Solutions, Inc.	2,416	246
Symantec Corp.	6,821	224
Synopsys, Inc.(2)	5,631	453
TE Connectivity Ltd.	108,477	9,010
Texas Instruments, Inc.	13,049	1,170
Total System Services, Inc.	2,547	167

	SHARES	VALUE
Information Technology—continued
VeriSign, Inc.(2)	750	$80
Visa, Inc. Class A	28,393	2,988
Western Digital Corp.	2,573	222
Western Union Co. (The)	7,246	139
Xerox Corp.	1,885	63
Xilinx, Inc.	3,249	230

		88,483

Materials—8.2%
Albemarle Corp.	8,486	1,157
Avery Dennison Corp.	11,983	1,178
DowDuPont, Inc.	124,060	8,589
Eastman Chemical Co.	7,973	721
Ecolab, Inc.	20,002	2,572
International Flavors & Fragrances, Inc.	6,051	865
International Paper Co.	55,874	3,175
Martin Marietta Materials, Inc.	18,987	3,916
Nucor Corp.	155,081	8,691
Packaging Corp. of America	12,739	1,461
PPG Industries, Inc.	19,631	2,133
Sealed Air Corp.	26,497	1,132
Sherwin-Williams Co. (The)	6,208	2,223
Vulcan Materials Co.	40,064	4,792
WestRock Co.	33,979	1,927

		44,532

Real Estate—6.5%
American Tower Corp.	15,471	2,114
CBRE Group, Inc. Class A(2)	242,373	9,181
Crown Castle International Corp.	14,654	1,465
Digital Realty Trust, Inc.	5,816	688
Duke Realty Corp.	69,700	2,009
Equinix, Inc.	2,837	1,266
Extra Space Storage, Inc.	4,584	366
Host Hotels & Resorts, Inc.	481,818	8,909
Iron Mountain, Inc.	8,940	348
Prologis, Inc.	104,014	6,601
Public Storage	5,443	1,165
Weyerhaeuser Co.	27,346	931

		35,043

Utilities—3.1%
AES Corp.	368,517	4,061
Ameren Corp.	9,022	522
CenterPoint Energy, Inc.	16,025	468
CMS Energy Corp.	10,429	483
Consolidated Edison, Inc.	11,356	916
Dominion Energy, Inc.	23,389	1,799
DTE Energy Co.	6,670	716
NiSource, Inc.	12,026	308
NRG Energy, Inc.	176,449	4,515
Public Service Enterprise Group, Inc.	18,812	870
SCANA Corp.	5,314	258
Sempra Energy	9,328	1,065
WEC Energy Group, Inc.	11,736	737

		16,718
TOTAL COMMON STOCKS (Identified Cost $439,358)		536,468
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $439,358)		536,468

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.9%

Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund –Institutional Shares (seven-day effective yield 0.920%)(3)	4,692,099	$4,692
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,692)		4,692
TOTAL INVESTMENTS—100.3% (Identified Cost $444,050)		541,160	(1)
Other assets and liabilities, net—(0.3)%		(1,565)

NET ASSETS—100.0%		$539,595

Abbreviation

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	94%
Ireland	2
Switzerland	2
United Kingdom	2
Total	100%
† % of total investments as of September 30, 2017

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Schedules of Investments):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$536,468	$536,468
Short-Term Investment	4,692	4,692

Total Investments	$541,160	$541,160

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

28

VIRTUS RAMPART GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—59.8%

Consumer Discretionary—13.3%
Amazon.com, Inc.(2)	95	$91
Best Buy Co., Inc.	2,440	139
BorgWarner, Inc.	785	40
Carnival Corp.	546	35
CBS Corp. Class B	1,253	73
Charter Communications, Inc. Class A(2)	102	37
Chipotle Mexican Grill, Inc.(2)	15	5
Comcast Corp. Class A	2,213	85
Darden Restaurants, Inc.	66	5
Delphi Automotive plc	1,055	104
Discovery Communications, Inc. Class A(2)	521	11
Discovery Communications, Inc. Class C(2)	716	14
DISH Network Corp. Class A(2)	106	6
Expedia, Inc.	29	4
Garmin Ltd.	2,606	141
H&R Block, Inc.	4,592	122
Hilton Worldwide Holdings, Inc.	268	19
Home Depot, Inc. (The)	662	108
Leggett & Platt, Inc.	819	39
Lowe’s Cos., Inc.	476	38
Marriott International, Inc. Class A	405	45
McDonald’s Corp.	433	68
MGM Resorts International	2,467	80
Mohawk Industries, Inc.(2)	391	97
Netflix, Inc.(2)	103	19
Newell Brands, Inc.	2,820	120
NIKE, Inc. Class B	2,545	132
Priceline Group, Inc. (The)(2)	12	22
Royal Caribbean Cruises Ltd.	219	26
Scripps Networks Interactive, Inc. Class A	326	28
Starbucks Corp.	770	41
TripAdvisor, Inc.(2)	27	1
Wyndham Worldwide Corp.	136	14
Wynn Resorts Ltd.	408	61
Yum! Brands, Inc.	175	13

		1,883

Consumer Staples—2.9%
Altria Group, Inc.	853	54
Brown-Forman Corp. Class B	551	30
Constellation Brands, Inc. Class A	534	107
Philip Morris International, Inc.	685	76
Sysco Corp.	2,567	138

		405

Energy—1.0%
Andeavor	187	19
Marathon Petroleum Corp.	641	36
Phillips 66	542	50
Valero Energy Corp.	553	43

		148

Financials—8.0%
Affiliated Managers Group, Inc.	32	6
Aflac, Inc.	301	25
Allstate Corp. (The)	266	24

	SHARES	VALUE
Financials—continued
Ameriprise Financial, Inc.	87	$13
AON plc	334	49
Bank of America Corp.	1,264	32
Bank of New York Mellon Corp. (The)	595	32
BB&T Corp.	417	20
Berkshire Hathaway, Inc. Class B(2)	735	135
BlackRock, Inc.	70	31
Charles Schwab Corp. (The)	764	33
Chubb Ltd.	341	49
Cincinnati Financial Corp.	109	8
Citigroup, Inc.	350	25
Citizens Financial Group, Inc.	260	10
Comerica, Inc.	91	7
E*Trade Financial Corp.(2)	173	8
Fifth Third Bancorp	385	11
Franklin Resources, Inc.	195	9
Gallagher (Arthur J.) & Co.	230	14
Goldman Sachs Group, Inc. (The)	230	55
Huntington Bancshares, Inc.	558	8
Invesco Ltd.	233	8
JPMorgan Chase & Co.	450	43
KeyCorp	563	11
Leucadia National Corp.	125	3
Lincoln National Corp.	170	12
M&T Bank Corp.	79	13
Marsh & McLennan Cos., Inc.	658	55
MetLife, Inc.	817	42
Morgan Stanley	893	43
Northern Trust Corp.	123	11
People’s United Financial, Inc.	176	3
PNC Financial Services Group, Inc. (The)	248	33
Principal Financial Group, Inc.	203	13
Progressive Corp. (The)	424	21
Prudential Financial, Inc.	324	34
Raymond James Financial, Inc.	80	7
Regions Financial Corp.	617	9
State Street Corp.	202	19
SunTrust Banks, Inc.	248	15
T. Rowe Price Group, Inc.	138	13
Torchmark Corp.	82	7
Travelers Cos., Inc. (The)	204	25
U.S. Bancorp	201	11
Unum Group	173	9
Wells Fargo & Co.	571	31
Willis Towers Watson plc	162	25
XL Group Ltd.	190	7
Zions Bancorporation	103	5

		1,132

Health Care—3.9%
Abbott Laboratories	422	22
Aetna, Inc.	114	18
Agilent Technologies, Inc.	276	18
Align Technology, Inc.(2)	267	50
Anthem, Inc.	91	17
Bard (C.R.), Inc.	17	5
Baxter International, Inc.	119	7
Becton, Dickinson & Co.	55	11
Boston Scientific Corp.(2)	334	10
Centene Corp.(2)	59	6
Cigna Corp.	88	16

	SHARES	VALUE
Health Care—continued
Cooper Cos., Inc. (The)	173	$41
Danaher Corp.	149	13
DENTSPLY SIRONA, Inc.	811	48
Edwards Lifesciences Corp.(2)	51	6
Hologic, Inc.(2)	69	3
Humana, Inc.	49	12
IDEXX Laboratories, Inc.(2)	22	3
Illumina, Inc.(2)	125	25
Intuitive Surgical, Inc.(2)	8	8
Medtronic plc	334	26
Mettler-Toledo International, Inc.(2)	22	14
PerkinElmer, Inc.	95	7
ResMed, Inc.	35	3
Stryker Corp.	75	11
Thermo Fisher Scientific, Inc.	335	63
UnitedHealth Group, Inc.	331	65
Varian Medical Systems, Inc.(2)	22	2
Waters Corp.(2)	69	12
Zimmer Biomet Holdings, Inc.	48	6

		548

Industrials—10.0%
3M Co.	173	36
A.O. Smith Corp.	271	16
Alaska Air Group, Inc.	145	11
Allegion plc	175	15
American Airlines Group, Inc.	579	27
Arconic, Inc.	111	3
Boeing Co. (The)	142	36
Cintas Corp.	1,009	146
CSX Corp.	703	38
Deere & Co.	1,158	145
Delta Air Lines, Inc.	864	42
Dover Corp.	120	11
Flowserve Corp.	102	4
Fortive Corp.	233	16
Fortune Brands Home & Security, Inc.	283	19
General Dynamics Corp.	72	15
General Electric Co.	2,527	61
Honeywell International, Inc.	221	31
Hunt (JB) Transport Services, Inc.	1,342	149
Illinois Tool Works, Inc.	241	36
Ingersoll-Rand plc	197	18
Johnson Controls International plc	1,728	70
Kansas City Southern	81	9
L3 Technologies, Inc.	20	4
Lockheed Martin Corp.	63	19
Masco Corp.	589	23
Norfolk Southern Corp.	221	29
Northrop Grumman Corp.	44	13
Parker-Hannifin Corp.	103	18
Pentair plc	130	9
Raytheon Co.	73	14
Republic Services, Inc.	590	39
Rockwell Collins, Inc.	41	5
Roper Technologies, Inc.	30	7
Snap-on, Inc.	44	6
Southwest Airlines Co.	711	40
Stanley Black & Decker, Inc.	118	18
Stericycle, Inc.(2)	219	16
Textron, Inc.	68	4
TransDigm Group, Inc.	12	3

See Notes to Financial Statements

29

VIRTUS RAMPART GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Union Pacific Corp.	615	$71
United Continental Holdings, Inc.(2)	331	20
United Technologies Corp.	189	22
Waste Management, Inc.	1,044	82
Xylem, Inc.	139	9

		1,425

Information Technology—9.9%
Activision Blizzard, Inc.	1,148	74
Adobe Systems, Inc.(2)	292	44
Advanced Micro Devices, Inc.(2)	159	2
Akamai Technologies, Inc.(2)	23	1
Alliance Data Systems Corp.	13	3
Alphabet, Inc. Class A(2)	40	39
Alphabet, Inc. Class C(2)	40	38
Amphenol Corp. Class A	807	68
Analog Devices, Inc.	75	6
ANSYS, Inc.(2)	50	6
Apple, Inc.	726	112
Applied Materials, Inc.	1,640	85
Autodesk, Inc.(2)	114	13
Automatic Data Processing, Inc.	108	12
Broadcom Ltd.	83	20
CA, Inc.	55	2
Citrix Systems, Inc.(2)	90	7
Corning, Inc.	2,432	73
eBay, Inc.(2)	134	5
Electronic Arts, Inc.(2)	514	61
Facebook, Inc. Class A(2)	316	54
Fidelity National Information Services, Inc.	80	7
Fiserv, Inc.(2)	51	7
Global Payments, Inc.	37	3
Hewlett Packard Enterprise Co.	248	4
HP, Inc.	234	5
Intel Corp.	972	37
Intuit, Inc.	144	20
KLA-Tencor Corp.	240	25
Lam Research Corp.	246	46
Mastercard, Inc. Class A	227	32
Micro Focus International plc Sponsored ADR(2)	34	1
Microchip Technology, Inc.	47	4
Micron Technology, Inc.(2)	215	8
Microsoft Corp.	1,364	102
NetApp, Inc.	38	2
NVIDIA Corp.	123	22
Oracle Corp.	531	26
Paychex, Inc.	77	5
PayPal Holdings, Inc.(2)	271	17
Qorvo, Inc.(2)	27	2
QUALCOMM, Inc.	305	16
Red Hat, Inc.(2)	32	4
salesforce.com, Inc.(2)	394	37
Seagate Technology plc	41	1
Skyworks Solutions, Inc.	38	4
Symantec Corp.	107	3
Synopsys, Inc.(2)	89	7
TE Connectivity Ltd.	1,709	142
Texas Instruments, Inc.	206	18
Total System Services, Inc.	40	3
VeriSign, Inc.(2)	11	1
Visa, Inc. Class A	448	47

	SHARES	VALUE
Information Technology—continued
Western Digital Corp.	41	$4
Western Union Co. (The)	113	2
Xerox Corp.	30	1
Xilinx, Inc.	51	4

		1,394

Materials—5.0%
Albemarle Corp.	133	18
Avery Dennison Corp.	189	19
DowDuPont, Inc.	1,925	133
Eastman Chemical Co.	126	11
Ecolab, Inc.	315	41
International Flavors & Fragrances, Inc.	96	14
International Paper Co.	880	50
Martin Marietta Materials, Inc.	300	62
Nucor Corp.	2,444	137
Packaging Corp. of America	201	23
PPG Industries, Inc.	309	34
Sealed Air Corp.	418	18
Sherwin-Williams Co. (The)	99	35
Vulcan Materials Co.	631	75
WestRock Co.	535	30

		700

Real Estate—3.9%
American Tower Corp.	244	33
CBRE Group, Inc. Class A(2)	3,819	145
Crown Castle International Corp.	231	23
Digital Realty Trust, Inc.	92	11
Duke Realty Corp.	1,099	32
Equinix, Inc.	44	20
Extra Space Storage, Inc.	73	6
Host Hotels & Resorts, Inc.	7,590	140
Iron Mountain, Inc.	141	5
Prologis, Inc.	1,639	104
Public Storage	86	18
Weyerhaeuser Co.	431	15

		552

Utilities—1.9%
AES Corp.	5,804	64
Ameren Corp.	142	8
CenterPoint Energy, Inc.	252	7
CMS Energy Corp.	164	8
Consolidated Edison, Inc.	179	14
Dominion Energy, Inc.	369	28
DTE Energy Co.	104	11
NiSource, Inc.	189	5
NRG Energy, Inc.	2,780	71
Public Service Enterprise Group, Inc.	297	14
SCANA Corp.	84	4
Sempra Energy	147	17
WEC Energy Group, Inc.	185	12

		263
TOTAL COMMON STOCKS (Identified Cost $6,919)		8,450

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(3)—38.7%
iShares MSCI Australia Index Fund	30,335	$681
iShares MSCI Hong Kong Index Fund	27,962	690
iShares MSCI India Index Fund	20,191	663
iShares MSCI Japan Index Fund	12,562	700
iShares MSCI South Korea Capped Index Fund	9,955	687
iShares MSCI Spain Capped Index Fund	20,305	685
iShares MSCI Switzerland Capped Index Fund	19,960	699
iShares MSCI Taiwan Capped Index Fund	18,330	662
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $4,764)		5,467
TOTAL LONG TERM INVESTMENTS—98.6%
(Identified Cost $11,683)		13,917

SHORT-TERM INVESTMENT—0.3%

Money Market Mutual Fund—0.3%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	47,648	48
TOTAL SHORT-TERM INVESTMENT (Identified Cost $48)		48
TOTAL INVESTMENTS—98.9% (Identified Cost $11,731)		13,965	(1)
Other assets and liabilities, net—1.1%		154

NET ASSETS—100.0%		$14,119

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

Country Weightings (Unaudited)†
United States	87%
India	5
Korea	5
Ireland	1
Switzerland	1
United Kingdom	1
Total	100%
† % of total investments as of September 30, 2017

See Notes to Financial Statements

30

VIRTUS RAMPART GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$8,450	$8,450
Exchange-Traded Funds	5,467	5,467
Short-Term Investment	48	48

Total Investments	$13,965	$13,965

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

See Notes to Financial Statements

31

VIRTUS RAMPART MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—36.4%

Consumer Discretionary—8.1%
Amazon.com, Inc.(2)	354	$340
Best Buy Co., Inc.	9,105	519
BorgWarner, Inc.	2,930	150
Carnival Corp.	2,039	132
CBS Corp. Class B	4,675	271
Charter Communications, Inc. Class A(2)	377	137
Chipotle Mexican Grill, Inc.(2)	56	17
Comcast Corp. Class A	8,258	318
Darden Restaurants, Inc.	247	19
Delphi Automotive plc	3,935	387
Discovery Communications, Inc. Class A(2)	1,952	42
Discovery Communications, Inc. Class C(2)	2,676	54
DISH Network Corp. Class A(2)	396	21
Expedia, Inc.	108	16
Garmin Ltd.	9,728	525
H&R Block, Inc.	17,136	454
Hilton Worldwide Holdings, Inc.	998	69
Home Depot, Inc. (The)	2,473	404
Leggett & Platt, Inc.	3,055	146
Lowe’s Cos., Inc.	1,775	142
Marriott International, Inc. Class A	1,514	167
McDonald’s Corp.	1,616	253
MGM Resorts International	9,208	300
Mohawk Industries, Inc.(2)	1,459	361
Netflix, Inc.(2)	385	70
Newell Brands, Inc.	10,525	449
NIKE, Inc. Class B	9,499	492
Priceline Group, Inc. (The)(2)	43	79
Royal Caribbean Cruises Ltd.	817	97
Scripps Networks Interactive, Inc. Class A	1,217	105
Starbucks Corp.	2,872	154
Wyndham Worldwide Corp.	509	54
Wynn Resorts Ltd.	1,523	227
Yum! Brands, Inc.	656	48

		7,019

Consumer Staples—1.8%
Altria Group, Inc.	3,180	201
Brown-Forman Corp. Class B	2,057	112
Constellation Brands, Inc. Class A	1,994	398
Philip Morris International, Inc.	2,556	284
Sysco Corp.	9,578	517

		1,512

Energy—0.6%
Andeavor	697	72
Marathon Petroleum Corp.	2,392	134
Phillips 66	2,023	185
Valero Energy Corp.	2,062	159

		550

Financials—4.9%
Affiliated Managers Group, Inc.	121	23
Aflac, Inc.	1,119	91

	SHARES	VALUE
Financials—continued
Allstate Corp. (The)	993	$91
Ameriprise Financial, Inc.	325	48
AON plc	1,249	182
Bank of America Corp.	4,716	120
Bank of New York Mellon Corp. (The)	2,219	118
BB&T Corp.	1,556	73
Berkshire Hathaway, Inc. Class B(2)	2,742	503
BlackRock, Inc.	258	115
Charles Schwab Corp. (The)	2,850	125
Chubb Ltd.	1,272	181
Cincinnati Financial Corp.	408	31
Citigroup, Inc.	1,305	95
Citizens Financial Group, Inc.	972	37
Comerica, Inc.	339	26
E*Trade Financial Corp.(2)	644	28
Fifth Third Bancorp	1,439	40
Franklin Resources, Inc.	730	32
Gallagher (Arthur J.) & Co.	856	53
Goldman Sachs Group, Inc. (The)	857	203
Huntington Bancshares, Inc.	2,086	29
Invesco Ltd.	869	30
JPMorgan Chase & Co.	1,683	161
KeyCorp	2,102	40
Leucadia National Corp.	467	12
Lincoln National Corp.	633	47
M&T Bank Corp.	296	48
Marsh & McLennan Cos., Inc.	2,457	206
MetLife, Inc.	3,048	158
Morgan Stanley	3,335	161
Northern Trust Corp.	461	42
People’s United Financial, Inc.	660	12
PNC Financial Services Group, Inc. (The)	928	125
Principal Financial Group, Inc.	756	49
Progressive Corp. (The)	1,584	77
Prudential Financial, Inc.	1,210	129
Raymond James Financial, Inc.	301	25
Regions Financial Corp.	2,306	35
State Street Corp.	754	72
SunTrust Banks, Inc.	927	55
T. Rowe Price Group, Inc.	515	47
Torchmark Corp.	307	25
Travelers Cos., Inc. (The)	761	93
U.S. Bancorp	750	40
Unum Group	644	33
Wells Fargo & Co.	2,131	118
Willis Towers Watson plc	606	93
XL Group Ltd.	713	28
Zions Bancorporation	389	18

		4,223

Health Care—2.4%
Abbott Laboratories	1,577	84
Aetna, Inc.	425	68
Agilent Technologies, Inc.	1,031	66
Align Technology, Inc.(2)	997	186
Anthem, Inc.	339	64
Bard (C.R.), Inc.	65	21
Baxter International, Inc.	444	28
Becton, Dickinson & Co.	207	41

	SHARES	VALUE
Health Care—continued
Boston Scientific Corp.(2)	1,245	$36
Centene Corp.(2)	221	21
Cigna Corp.	328	61
Cooper Cos., Inc. (The)	645	153
Danaher Corp.	555	48
DENTSPLY SIRONA, Inc.	3,027	181
Edwards Lifesciences Corp.(2)	191	21
Hologic, Inc.(2)	254	9
Humana, Inc.	185	45
IDEXX Laboratories, Inc.(2)	80	12
Illumina, Inc.(2)	467	93
Intuitive Surgical, Inc.(2)	34	36
Medtronic plc	1,245	97
Mettler-Toledo International, Inc.(2)	84	53
PerkinElmer, Inc.	352	24
ResMed, Inc.	128	10
Stryker Corp.	282	40
Thermo Fisher Scientific, Inc.	1,250	237
UnitedHealth Group, Inc.	1,236	242
Varian Medical Systems, Inc.(2)	84	8
Waters Corp.(2)	255	46
Zimmer Biomet Holdings, Inc.	183	21

		2,052

Industrials—6.1%
3M Co.	647	136
A.O. Smith Corp.	1,012	60
Alaska Air Group, Inc.	542	41
Allegion plc	654	57
American Airlines Group, Inc.	2,159	103
Arconic, Inc.	416	10
Boeing Co. (The)	531	135
Cintas Corp.	3,767	543
CSX Corp.	2,622	142
Deere & Co.	4,322	543
Delta Air Lines, Inc.	3,226	156
Dover Corp.	449	41
Flowserve Corp.	377	16
Fortive Corp.	869	61
Fortune Brands Home & Security, Inc.	1,057	71
General Dynamics Corp.	268	55
General Electric Co.	9,433	228
Honeywell International, Inc.	825	117
Hunt (JB) Transport Services, Inc.	5,005	556
Illinois Tool Works, Inc.	896	133
Ingersoll-Rand plc	738	66
Johnson Controls International plc	6,445	260
Kansas City Southern	301	33
L3 Technologies, Inc.	73	14
Lockheed Martin Corp.	235	73
Masco Corp.	2,198	86
Norfolk Southern Corp.	823	109
Northrop Grumman Corp.	165	47
Parker-Hannifin Corp.	385	67
Pentair plc	483	33
Raytheon Co.	275	51
Republic Services, Inc.	2,203	145
Rockwell Collins, Inc.	153	20
Roper Technologies, Inc.	110	27

See Notes to Financial Statements

32

VIRTUS RAMPART MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Snap-on, Inc.	167	$25
Southwest Airlines Co.	2,650	148
Stanley Black & Decker, Inc.	441	67
Stericycle, Inc.(2)	817	58
Textron, Inc.	253	14
TransDigm Group, Inc.	46	12
Union Pacific Corp.	2,295	266
United Continental Holdings, Inc.(2)	1,236	75
United Technologies Corp.	704	82
Waste Management, Inc.	3,897	305
Xylem, Inc.	518	32

		5,319

Information Technology—6.0%
Activision Blizzard, Inc.	4,289	277
Adobe Systems, Inc.(2)	1,090	163
Advanced Micro Devices, Inc.(2)	597	8
Alliance Data Systems Corp.	50	11
Alphabet, Inc. Class A(2)	149	145
Alphabet, Inc. Class C(2)	149	143
Amphenol Corp. Class A	3,015	255
Analog Devices, Inc.	283	24
ANSYS, Inc.(2)	188	23
Apple, Inc.	2,708	417
Applied Materials, Inc.	6,120	319
Autodesk, Inc.(2)	427	48
Automatic Data Processing, Inc.	404	44
Broadcom Ltd.	309	75
CA, Inc.	207	7
Citrix Systems, Inc.(2)	333	26
Corning, Inc.	9,076	271
eBay, Inc.(2)	503	19
Electronic Arts, Inc.(2)	1,918	226
Facebook, Inc. Class A(2)	1,180	202
Fidelity National Information Services, Inc.	300	28
Fiserv, Inc.(2)	192	25
Global Payments, Inc.	137	13
Hewlett Packard Enterprise Co.	906	13
HP, Inc.	875	17
Intel Corp.	3,627	138
Intuit, Inc.	536	76
KLA-Tencor Corp.	893	95
Lam Research Corp.	918	170
Mastercard, Inc. Class A	848	120
Microchip Technology, Inc.	177	16
Micron Technology, Inc.(2)	801	31
Microsoft Corp.	5,092	379
NetApp, Inc.	140	6
NVIDIA Corp.	459	82
Oracle Corp.	1,981	96
Paychex, Inc.	290	17
PayPal Holdings, Inc.(2)	1,010	65
Qorvo, Inc.(2)	98	7
QUALCOMM, Inc.	1,138	59
Red Hat, Inc.(2)	117	13
salesforce.com, Inc.(2)	1,473	138
Seagate Technology plc	154	5
Skyworks Solutions, Inc.	142	14
Symantec Corp.	400	13
Synopsys, Inc.(2)	331	27
TE Connectivity Ltd.	6,378	530

	SHARES	VALUE
Information Technology—continued
Texas Instruments, Inc.	767	$69
Total System Services, Inc.	150	10
VeriSign, Inc.(2)	43	5
Visa, Inc. Class A	1,670	176
Western Digital Corp.	151	13
Western Union Co. (The)	426	8
Xilinx, Inc.	191	13

		5,190

Materials—3.0%
Albemarle Corp.	499	68
Avery Dennison Corp.	705	69
DowDuPont, Inc.	7,269	503
Eastman Chemical Co.	469	42
Ecolab, Inc.	1,175	151
International Flavors & Fragrances, Inc.	356	51
International Paper Co.	3,286	187
Martin Marietta Materials, Inc.	1,116	230
Nucor Corp.	9,119	511
Packaging Corp. of America	749	86
PPG Industries, Inc.	1,155	126
Sealed Air Corp.	1,558	67
Sherwin-Williams Co. (The)	365	131
Vulcan Materials Co.	2,356	282
WestRock Co.	1,998	113

		2,617

Real Estate—2.4%
American Tower Corp.	909	124
CBRE Group, Inc. Class A(2)	14,252	540
Crown Castle International Corp.	862	86
Digital Realty Trust, Inc.	342	40
Duke Realty Corp.	4,100	118
Equinix, Inc.	167	75
Extra Space Storage, Inc.	269	22
Host Hotels & Resorts, Inc.	28,331	524
Iron Mountain, Inc.	526	20
Prologis, Inc.	6,116	388
Public Storage	320	69
Weyerhaeuser Co.	1,607	55

		2,061

Utilities—1.1%
AES Corp.	21,668	239
Ameren Corp.	531	31
CenterPoint Energy, Inc.	943	28
CMS Energy Corp.	613	28
Consolidated Edison, Inc.	668	54
Dominion Energy, Inc.	1,376	106
DTE Energy Co.	392	42
NiSource, Inc.	707	18
NRG Energy, Inc.	10,375	265
Public Service Enterprise Group, Inc.	1,106	51
SCANA Corp.	313	15
Sempra Energy	549	63
WEC Energy Group, Inc.	690	43

		983
TOTAL COMMON STOCKS (Identified Cost $25,944)		31,526

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(3)—62.5%
iShares 20+ Year Treasury Bond Index Fund	79,791	$9,955
iShares Dow Jones U.S. Real Estate Index Fund	35,255	2,816
iShares iBoxx $ High Yield Corporate Bond Index Fund	57,791	5,129
iShares iBoxx $ Investment Grade Corporate Bond Index Fund	41,984	5,090
iShares JPMorgan Emerging Markets Bond Index Fund	43,800	5,099
iShares MSCI Australia Index Fund	113,220	2,541
iShares MSCI Hong Kong Index Fund	104,358	2,576
iShares MSCI India Index Fund	75,357	2,475
iShares MSCI Japan Index Fund	46,886	2,612
iShares MSCI South Korea Capped Index Fund	37,156	2,566
iShares MSCI Spain Capped Index Fund	75,783	2,557
iShares MSCI Switzerland Capped Index Fund	74,498	2,610
iShares MSCI Taiwan Capped Index Fund	68,413	2,470
PowerShares DB Commodity Index Tracking Fund(2)	191,170	2,944
PowerShares DB Gold Fund(2)	67,863	2,767
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $51,217)		54,207
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $77,161)		85,733

SHORT-TERM INVESTMENT—1.4%

Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	1,238,539	1,239
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,239)		1,239
TOTAL INVESTMENTS—100.3% (Identified Cost $78,400)		86,972	(1)
Other assets and liabilities, net—(0.3)%		(264)

NET ASSETS—100.0%		$86,708

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

See Notes to Financial Statements

33

VIRTUS RAMPART MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

Country Weightings (Unaudited)†
United States	92%
Korea	3
India	2
Ireland	1
Switzerland	1
United Kingdom	1
Total	100%
† % of total investments as of September 30, 2017

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$31,526	$31,526
Exchange-Traded Funds	54,207	54,207
Short-Term Investments	1,239	1,239

Total Investments	$86,972	$86,972

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

See Notes to Financial Statements

34

VIRTUS RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.7%

Consumer Discretionary—19.7%
Advance Auto Parts, Inc.	1,555	$154
Amazon.com, Inc.(2)	8,326	8,004
AutoZone, Inc.(2)	597	355
Best Buy Co., Inc.	5,841	333
BorgWarner, Inc.	4,172	214
CarMax, Inc.(2)	3,802	288
Carnival Corp.	8,893	574
CBS Corp. Class B	7,781	451
Charter Communications, Inc. Class A(2)	4,568	1,660
Chipotle Mexican Grill, Inc.(2)	609	187
Coach, Inc.	6,099	246
Comcast Corp. Class A	100,211	3,856
Darden Restaurants, Inc.	2,682	211
Delphi Automotive plc	5,666	558
Discovery Communications, Inc. Class A(2)	3,354	71
Discovery Communications, Inc. Class C(2)	4,600	93
DISH Network Corp. Class A(2)	4,945	268
Dollar General Corp.	5,931	481
Dollar Tree, Inc.(2)	5,159	448
Expedia, Inc.	2,563	369
Foot Locker, Inc.	2,832	100
Ford Motor Co.	81,788	979
Gap, Inc. (The)	4,724	140
Garmin Ltd.	2,449	132
General Motors Co.	28,623	1,156
Genuine Parts Co.	3,130	299
Goodyear Tire & Rubber Co. (The)	5,397	179
H&R Block, Inc.	4,856	129
Hanesbrands, Inc.	7,879	194
Harley-Davidson, Inc.	3,757	181
Hasbro, Inc.	2,368	231
Hilton Worldwide Holdings, Inc.	4,320	300
Home Depot, Inc. (The)	25,644	4,194
Horton (D.R.), Inc.	7,259	290
Interpublic Group of Cos., Inc. (The)	8,529	177
Kohl’s Corp.	3,593	164
L Brands, Inc.	5,231	218
Leggett & Platt, Inc.	2,796	133
Lennar Corp. Class A	4,313	228
LKQ Corp.(2)	6,525	235
Lowe’s Cos., Inc.	18,190	1,454
Macy’s, Inc.	6,621	144
Marriott International, Inc. Class A	6,495	716
Mattel, Inc.	7,365	114
McDonald’s Corp.	17,500	2,742
MGM Resorts International	10,156	331
Michael Kors Holdings Ltd.(2)	3,357	161
Mohawk Industries, Inc.(2)	1,335	330
Netflix, Inc.(2)	8,980	1,629
Newell Brands, Inc.	10,347	442
News Corp. Class A	8,257	110
News Corp. Class B	2,585	35
NIKE, Inc. Class B	28,526	1,479
Nordstrom, Inc.	2,382	112
O’Reilly Automotive, Inc.(2)	1,968	424

	SHARES	VALUE
Consumer Discretionary—continued
Omnicom Group, Inc.	5,066	$375
Priceline Group, Inc. (The)(2)	1,047	1,917
PulteGroup, Inc.	6,027	165
PVH Corp.	1,687	213
Ralph Lauren Corp.	1,181	104
Ross Stores, Inc.	8,483	548
Royal Caribbean Cruises Ltd.	3,521	417
Scripps Networks Interactive, Inc. Class A	2,078	178
Signet Jewelers Ltd.	1,469	98
Starbucks Corp.	30,818	1,655
Target Corp.	11,878	701
Tiffany & Co.	2,287	210
Time Warner, Inc.	16,727	1,714
TJX Cos., Inc. (The)	13,774	1,016
Tractor Supply Co.	2,729	173
TripAdvisor, Inc.(2)	2,313	94
Twenty-First Century Fox, Inc. Class A	22,372	590
Twenty-First Century Fox, Inc. Class B	10,380	268
Ulta Salon Cosmetics & Fragrance, Inc.(2)	1,215	275
Under Armour, Inc. Class A(2)	4,010	66
Under Armour, Inc. Class C(2)	4,008	60
VF Corp.	6,917	440
Viacom, Inc. Class B	7,574	211
Walt Disney Co. (The)	31,495	3,104
Whirlpool Corp.	1,561	288
Wyndham Worldwide Corp.	2,188	231
Wynn Resorts Ltd.	1,673	249
Yum! Brands, Inc.	7,127	525

		54,588

Consumer Staples—4.8%
Altria Group, Inc.	13,195	837
Archer-Daniels-Midland Co.	4,768	203
Brown-Forman Corp. Class B	1,517	82
Campbell Soup Co.	2,004	94
Church & Dwight Co., Inc.	1,882	91
Clorox Co. (The)	1,147	151
Coca-Cola Co. (The)	29,008	1,306
Colgate-Palmolive Co.	6,904	503
Conagra Brands, Inc.	3,561	120
Constellation Brands, Inc. Class A	1,940	387
Costco Wholesale Corp.	3,428	563
Coty, Inc. Class A	3,535	58
CVS Health Corp.	7,862	639
Dr. Pepper Snapple Group, Inc.	1,635	145
Estee Lauder Cos., Inc. (The) Class A	1,924	207
General Mills, Inc.	4,715	244
Hershey Co. (The)	1,236	135
Hormel Foods Corp.	2,896	93
J.M. Smucker Co. (The)	1,058	111
Kellogg Co.	2,192	137
Kimberly-Clark Corp.	2,829	333
Kraft Heinz Co.(The)	4,521	351
Kroger Co. (The)	7,766	156
McCormick & Co., Inc.	1,042	107
Molson Coors Brewing Co. Class B	1,760	144

	SHARES	VALUE
Consumer Staples—continued
Mondelez International, Inc. Class A	11,073	$450
Monster Beverage Corp.(2)	3,475	192
PepsiCo, Inc.	6,224	694
Philip Morris International, Inc.	11,708	1,300
Procter & Gamble Co. (The)	19,404	1,765
Sysco Corp.	4,058	219
Tyson Foods, Inc. Class A	2,826	199
Wal-Mart Stores, Inc.	11,236	878
Walgreens Boots Alliance, Inc.	6,854	529

		13,423

Financials—15.4%
Affiliated Managers Group, Inc.	765	145
Aflac, Inc.	5,348	435
Allstate Corp. (The)	4,978	458
American Express Co.	10,125	916
American International Group, Inc.	11,940	733
Ameriprise Financial, Inc.	2,056	305
AON plc	3,532	516
Assurant, Inc.	739	71
Bank of America Corp.	133,076	3,372
Bank of New York Mellon Corp. (The)	14,041	744
BB&T Corp.	10,929	513
Berkshire Hathaway, Inc. Class B(2)	25,462	4,668
BlackRock, Inc.	1,633	730
Brighthouse Financial, Inc.(2)	1,305	79
Capital One Financial Corp.	6,512	551
CBOE Holdings, Inc.	1,238	133
Charles Schwab Corp. (The)	16,274	712
Chubb Ltd.	6,361	907
Cincinnati Financial Corp.	2,029	155
Citigroup, Inc.	36,974	2,689
Citizens Financial Group, Inc.	6,834	259
CME Group, Inc.	4,620	627
Comerica, Inc.	2,389	182
Discover Financial Services	5,087	328
E*Trade Financial Corp.(2)	3,701	161
Everest Re Group Ltd.	559	128
Fifth Third Bancorp	10,156	284
Franklin Resources, Inc.	4,591	204
Gallagher (Arthur J.) & Co.	2,431	150
Goldman Sachs Group, Inc. (The)	4,880	1,157
Hartford Financial Services Group, Inc. (The)	4,995	277
Huntington Bancshares, Inc.	14,608	204
Intercontinental Exchange, Inc.	8,026	551
Invesco Ltd.	5,462	191
JPMorgan Chase & Co.	48,010	4,585
KeyCorp	14,772	278
Leucadia National Corp.	4,368	110
Lincoln National Corp.	3,009	221
Loews Corp.	3,744	179
M&T Bank Corp.	2,100	338
Marsh & McLennan Cos., Inc.	6,907	579
MetLife, Inc.	14,485	753
Moody’s Corp.	2,235	311
Morgan Stanley	19,151	923
Nasdaq, Inc.	1,540	119
Navient Corp.	3,918	59

See Notes to Financial Statements

35

VIRTUS RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Financials—continued
Northern Trust Corp.	2,935	$270
People’s United Financial, Inc.	4,631	84
PNC Financial Services Group, Inc. (The)	6,597	889
Principal Financial Group, Inc.	3,655	235
Progressive Corp. (The)	8,050	390
Prudential Financial, Inc.	5,762	613
Raymond James Financial, Inc.	1,720	145
Regions Financial Corp.	16,197	247
S&P Global, Inc.	3,428	536
State Street Corp.	4,761	455
SunTrust Banks, Inc.	6,488	388
Synchrony Financial	10,237	318
T. Rowe Price Group, Inc.	3,272	297
Torchmark Corp.	1,471	118
Travelers Cos., Inc. (The)	3,832	470
U.S. Bancorp	21,393	1,146
Unum Group	3,087	158
Wells Fargo & Co.	61,389	3,386
Willis Towers Watson plc	1,717	265
XL Group Ltd.	3,627	143
Zions Bancorporation	2,726	129

		42,672

Health Care—5.0%
Abbott Laboratories	6,524	348
AbbVie, Inc.	7,049	626
Aetna, Inc.	1,509	240
Agilent Technologies, Inc.	1,423	91
Alexion Pharmaceuticals, Inc.(2)	995	140
Align Technology, Inc.(2)	335	62
Allergan plc	1,530	314
AmerisourceBergen Corp.	763	63
Amgen, Inc.	3,224	601
Anthem, Inc.	1,214	231
Bard (C.R.), Inc.	344	110
Baxter International, Inc.	2,185	137
Becton, Dickinson & Co.	1,043	204
Biogen, Inc.(2)	922	289
Boston Scientific Corp.(2)	6,098	178
Bristol-Myers Squibb Co.	7,249	462
Cardinal Health, Inc.	1,405	94
Celgene Corp.(2)	3,358	490
Centene Corp.(2)	750	73
Cerner Corp.(2)	1,284	92
Cigna Corp.	1,177	220
Cooper Cos., Inc. (The)	217	51
Danaher Corp.	2,701	232
DaVita, Inc.(2)	687	41
DENTSPLY SIRONA, Inc.	1,020	61
Edwards Lifesciences Corp.(2)	926	101
Eli Lilly & Co.	4,185	358
Envision Healthcare Corp.(2)	560	25
Express Scripts Holding Co.(2)	2,752	174
Gilead Sciences, Inc.	5,276	427
HCA Healthcare, Inc.(2)	1,267	101
Henry Schein, Inc.(2)	695	57
Hologic, Inc.(2)	1,237	45
Humana, Inc.	688	168
IDEXX Laboratories, Inc.(2)	414	64
Illumina, Inc.(2)	630	126
Incyte Corp.(2)	704	82
Intuitive Surgical, Inc.(2)	163	171

	SHARES	VALUE
Health Care—continued
Johnson & Johnson	12,016	$1,562
Laboratory Corporation of America Holdings(2)	450	68
McKesson Corp.	957	147
Medtronic plc	6,098	474
Merck & Co., Inc.	12,076	773
Mettler-Toledo International, Inc.(2)	113	71
Mylan NV(2)	1,995	63
Patterson Cos., Inc.	361	14
PerkinElmer, Inc.	486	34
Perrigo Co., plc	629	53
Pfizer, Inc.	26,250	937
Quest Diagnostics, Inc.	629	59
Quintiles IMS Holdings, Inc.(2)	615	58
Regeneron Pharmaceuticals, Inc.(2)	334	149
ResMed, Inc.	620	48
Stryker Corp.	1,400	199
Thermo Fisher Scientific, Inc.	1,694	321
UnitedHealth Group, Inc.	4,313	845
Universal Health Services, Inc. Class B	396	44
Varian Medical Systems, Inc.(2)	404	40
Vertex Pharmaceuticals, Inc.(2)	1,086	165
Waters Corp.(2)	353	63
Zimmer Biomet Holdings, Inc.	902	106
Zoetis, Inc.	2,155	137

		13,779

Industrials—20.4%
3M Co.	14,854	3,118
A.O. Smith Corp.	3,519	209
Acuity Brands, Inc.	1,070	183
Alaska Air Group, Inc.	3,002	229
Allegion plc	2,298	199
American Airlines Group, Inc.	12,002	570
AMETEK, Inc.	5,575	368
Arconic, Inc.	10,626	264
Boeing Co. (The)	14,320	3,640
Caterpillar, Inc.	14,978	1,868
Cintas Corp.	2,518	363
CSX Corp.	26,665	1,447
Cummins, Inc.	6,750	1,134
Deere & Co.	8,004	1,005
Delta Air Lines, Inc.	17,788	858
Dover Corp.	4,548	416
Eaton Corp. plc	13,149	1,010
Emerson Electric Co.	16,504	1,037
Equifax, Inc.	3,926	416
Expeditors International of Washington, Inc.	4,381	262
Fastenal Co.	6,890	314
FedEx Corp.	6,328	1,427
Flowserve Corp.	3,161	135
Fluor Corp.	4,956	209
Fortive Corp.	8,178	579
Fortune Brands Home & Security, Inc.	3,733	251
General Dynamics Corp.	7,475	1,537
General Electric Co.	156,430	3,782
Honeywell International, Inc.	19,500	2,764

	SHARES	VALUE
Industrials—continued
Hunt (JB) Transport Services, Inc.	2,101	$233
IHS Markit Ltd.(2)	7,674	338
Illinois Tool Works, Inc.	8,024	1,187
Ingersoll-Rand plc	6,164	550
Jacobs Engineering Group, Inc.	2,892	168
Johnson Controls International plc	22,247	896
Kansas City Southern	2,572	279
L3 Technologies, Inc.	1,900	358
Lockheed Martin Corp.	6,472	2,008
Masco Corp.	8,611	336
Nielsen Holdings plc	8,217	341
Norfolk Southern Corp.	8,174	1,081
Northrop Grumman Corp.	4,599	1,323
PACCAR, Inc.	9,774	707
Parker-Hannifin Corp.	4,049	709
Pentair plc	4,088	278
Quanta Services, Inc.(2)	3,574	134
Raytheon Co.	7,762	1,448
Republic Services, Inc.	5,579	369
Robert Half International, Inc.	4,352	219
Robinson (C.H.) Worldwide, Inc.	3,398	259
Rockwell Automation, Inc.	3,984	710
Rockwell Collins, Inc.	5,107	668
Roper Technologies, Inc.	2,459	598
Snap-on, Inc.	1,400	209
Southwest Airlines Co.	16,081	900
Stanley Black & Decker, Inc.	3,627	548
Stericycle, Inc.(2)	2,073	148
Textron, Inc.	7,992	431
TransDigm Group, Inc.	1,253	320
Union Pacific Corp.	21,272	2,467
United Continental Holdings, Inc.(2)	6,913	421
United Parcel Service, Inc. Class B	17,096	2,053
United Rentals, Inc.(2)	1,987	276
United Technologies Corp.	18,674	2,168
Verisk Analytics, Inc.(2)	3,701	308
W.W. Grainger, Inc.	1,681	302
Waste Management, Inc.	10,770	843
Xylem, Inc.	4,331	271

		56,456

Information Technology—18.2%
Accenture plc Class A	6,267	847
Activision Blizzard, Inc.	6,969	450
Adobe Systems, Inc.(2)	4,965	741
Advanced Micro Devices, Inc.(2)	8,306	106
Akamai Technologies, Inc.(2)	1,799	88
Alliance Data Systems Corp.	588	130
Alphabet, Inc. Class A(2)	2,941	2,864
Alphabet, Inc. Class C(2)	2,951	2,830
Amphenol Corp. Class A	3,175	269
Analog Devices, Inc.	3,615	312
ANSYS, Inc.(2)	854	105
Apple, Inc.	52,345	8,067
Applied Materials, Inc.	10,807	563
Autodesk, Inc.(2)	2,017	226

See Notes to Financial Statements

36

VIRTUS RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Automatic Data Processing, Inc.	4,523	$494
Broadcom Ltd.	3,993	968
CA, Inc.	3,305	110
Cisco Systems, Inc.	49,617	1,669
Citrix Systems, Inc.(2)	1,573	121
Cognizant Technology Solutions Corp. Class A	6,023	437
Corning, Inc.	9,475	284
CSRA, Inc.	1,740	56
DXC Technology Co.	2,853	245
eBay, Inc.(2)	10,145	390
Electronic Arts, Inc.(2)	3,141	371
F5 Networks, Inc.(2)	699	84
Facebook, Inc. Class A(2)	23,458	4,008
Fidelity National Information Services, Inc.	3,408	318
Fiserv, Inc.(2)	2,182	281
FLIR Systems, Inc.	1,547	60
Gartner, Inc.(2)	898	112
Global Payments, Inc.	1,607	153
Harris Corp.	1,293	170
Hewlett Packard Enterprise Co.	16,974	250
HP, Inc.	17,475	349
Intel Corp.	47,253	1,799
International Business Machines Corp.	8,654	1,256
Intuit, Inc.	2,451	348
Juniper Networks, Inc.	4,108	114
KLA-Tencor Corp.	1,642	174
Lam Research Corp.	1,665	308
Mastercard, Inc. Class A	9,529	1,346
Micro Focus International plc Sponsored ADR(2)	2,395	76
Microchip Technology, Inc.	2,372	213
Micron Technology, Inc.(2)	10,920	429
Microsoft Corp.	76,318	5,685
Motorola Solutions, Inc.	1,727	147
NetApp, Inc.	2,962	130
NVIDIA Corp.	6,031	1,078
Oracle Corp.	30,030	1,452
Paychex, Inc.	3,313	199
PayPal Holdings, Inc.(2)	11,382	729
Qorvo, Inc.(2)	1,344	95
QUALCOMM, Inc.	14,857	770
Red Hat, Inc.(2)	1,855	206
salesforce.com, Inc.(2)	6,733	629
Seagate Technology plc	3,265	108
Skyworks Solutions, Inc.	1,905	194
Symantec Corp.	6,363	209
Synopsys, Inc.(2)	1,500	121
TE Connectivity Ltd.	3,658	304
Texas Instruments, Inc.	9,966	893
Total System Services, Inc.	1,761	115
VeriSign, Inc.(2)	942	100
Visa, Inc. Class A	18,736	1,972
Western Digital Corp.	3,139	271
Western Union Co. (The)	5,066	97
Xerox Corp.	2,294	76
Xilinx, Inc.	2,621	186

		50,357

	SHARES	VALUE
Materials—5.1%
Air Products & Chemicals, Inc.	4,344	$657
Albemarle Corp.	2,513	343
Avery Dennison Corp.	2,080	205
Ball Corp.	7,857	324
CF Industries Holdings, Inc.	5,487	193
DowDuPont, Inc.	50,545	3,499
Eastman Chemical Co.	3,312	300
Ecolab, Inc.	5,807	747
FMC Corp.	3,087	276
Freeport-McMoRan, Inc.(2)	31,659	444
International Flavors & Fragrances, Inc.	1,829	261
International Paper Co.	9,284	527
LyondellBasell Industries N.V. Class A	6,516	645
Martin Marietta Materials, Inc.	1,382	285
Monsanto Co.	9,792	1,173
Mosaic Co. (The)	8,252	178
Newmont Mining Corp.	12,208	458
Nucor Corp.	7,273	408
Packaging Corp. of America	2,041	234
PPG Industries, Inc.	5,723	622
Praxair, Inc.	6,403	895
Sealed Air Corp.	4,560	195
Sherwin-Williams Co. (The)	1,811	648
Vulcan Materials Co.	2,933	351
WestRock Co.	5,638	320

		14,188

Real Estate—4.8%
Alexandria Real Estate Equities, Inc.	1,946	232
American Tower Corp.	9,116	1,246
Apartment Investment & Management Co. Class A	3,384	148
AvalonBay Communities, Inc.	2,992	534
Boston Properties, Inc.	3,309	407
CBRE Group, Inc. Class A(2)	6,466	245
Crown Castle International Corp.	8,664	866
Digital Realty Trust, Inc.	3,434	406
Duke Realty Corp.	7,624	220
Equinix, Inc.	1,686	752
Equity Residential	7,980	526
Essex Property Trust, Inc.	1,412	359
Extra Space Storage, Inc.	2,746	219
Federal Realty Investment Trust	1,555	193
GGP, Inc.	12,531	260
HCP, Inc.	10,133	282
Host Hotels & Resorts, Inc.	15,778	292
Iron Mountain, Inc.	5,291	206
Kimco Realty Corp.	9,074	177
Macerich Co. (The)	2,563	141
Mid-America Apartment Communities, Inc.	2,445	261
Prologis, Inc.	11,373	722
Public Storage	3,243	694
Realty Income Corp.	5,890	337
Regency Centers Corp.	3,129	194
Simon Property Group, Inc.	6,723	1,083
SL Green Realty Corp.	2,190	222
UDR, Inc.	5,793	220

	SHARES	VALUE
Real Estate—continued
Ventas, Inc.	7,646	$498
Vornado Realty Trust	3,734	287
Welltower, Inc.	7,837	551
Weyerhaeuser Co.	16,025	545

		13,325

Telecommunication Services—1.6%
AT&T, Inc.	62,260	2,439
CenturyLink, Inc.	5,972	113
Level 3 Communications, Inc.(2)	3,095	165
Verizon Communications, Inc.	34,303	1,697

		4,414

Utilities—4.7%
AES Corp.	13,144	145
Alliant Energy Corp.	4,493	187
Ameren Corp.	4,821	279
American Electric Power Co., Inc.	9,732	684
American Water Works Co., Inc.	3,525	285
CenterPoint Energy, Inc.	8,642	252
CMS Energy Corp.	5,641	261
Consolidated Edison, Inc.	6,050	488
Dominion Energy, Inc.	12,537	964
DTE Energy Co.	3,554	382
Duke Energy Corp.	12,682	1,064
Edison International	6,422	496
Entergy Corp.	3,534	270
Eversource Energy	6,214	376
Exelon Corp.	18,265	688
FirstEnergy Corp.	8,716	269
NextEra Energy, Inc.	9,182	1,346
NiSource, Inc.	6,453	165
NRG Energy, Inc.	6,245	160
PG&E Corp.	10,081	686
Pinnacle West Capital Corp.	2,247	190
PPL Corp.	13,499	512
Public Service Enterprise Group, Inc.	9,963	461
SCANA Corp.	2,789	135
Sempra Energy	4,984	569
Southern Co. (The)	19,441	955
WEC Energy Group, Inc.	6,186	388
Xcel Energy, Inc.	10,056	476

		13,133
TOTAL COMMON STOCKS (Identified Cost $230,749)		276,335
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified Cost $230,749)		276,335

See Notes to Financial Statements

37

VIRTUS RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.5%

Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	1,375,540	$1,376
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,376)		1,376
TOTAL INVESTMENTS—100.2% (Identified Cost $232,125)		277,711	(1)
Other assets and liabilities, net—(0.2)%		(600)

NET ASSETS—100.0%		$277,111

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$276,335	$276,335
Short-Term Investments	1,376	1,376

Total Investments	$277,711	$277,711

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

38

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

	Herzfeld Fund	Rampart Alternatives Diversifier Fund		Rampart Equity Trend Fund

Assets
Investment in unaffiliated securities at value(1)	$63,511	$21,611		$541,160
Investment in affiliated funds at value(2)	—	22,795		—
Cash	142	—		150
Receivables
Investment securities sold	347	—		—
Fund shares sold	127	17		414
Dividends and interest receivable	125	1		789
Prepaid expenses	29	31		30
Prepaid trustee retainer	1	—	(3)	6
Other assets	2	2		19

Total assets	64,284	44,457		542,568

Liabilities
Cash overdraft	—	—	(3)	—
Payables
Fund shares repurchased	237	24		2,034
Investment advisory fees	52	—		445
Distribution and service fees	17	13		240
Administration fees	7	5		55
Transfer agent fees and expenses	12	12		135
Professional fees	16	16		9
Trustee deferred compensation plan	2	2		19
Other accrued expenses	3	3		36

Total liabilities	346	75		2,973

Net Assets	$63,938	$44,382		$539,595

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$58,355	$112,504		$987,730
Accumulated undistributed net investment income (loss)	8	190		(676)
Accumulated undistributed net realized gain (loss)	(438)	(77,563)		(544,569)
Net unrealized appreciation (depreciation) on investments	6,013	9,251		97,110

Net Assets	$63,938	$44,382		$539,595

Class A
Net asset value (net assets/shares outstanding) per share	$12.15	$11.05		$13.60
Maximum offering price per share NAV/(1–5.75%)	$12.89	$11.72		$14.43
Shares of beneficial interest outstanding, no par value, unlimited authorization	670,418	1,005,918		9,875,757
Net Assets	$8,146	$11,118		$134,267
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$12.10	$10.97		$13.11
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,582,526	1,217,392		19,604,186
Net Assets	$19,147	$13,354		$257,078
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$12.17	$11.03		$13.71
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,011,936	1,805,044		10,796,484
Net Assets	$36,645	$19,910		$148,047
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—	$—		$13.77
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—		14,720
Net Assets	$—	$—		$203

(1) Investment in unaffiliated securities at cost	$57,498	$19,348		$444,050
(2) Investment in affiliated funds at cost	—	15,807		—
(3) Amount is less than $500.

See Notes to Financial Statements

39

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

	Rampart Global Equity Trend Fund		Rampart Multi-Asset Trend Fund	Rampart Sector Trend Fund
Assets
Investment in securities at value(1)	$13,965		$86,972	$277,711
Cash	—		9	72
Receivables
Investment securities sold	475		—	—
Fund shares sold	—	(2)	42	167
Dividends and interest receivable	13		47	271
Prepaid expenses	16		15	27
Prepaid trustee retainer	—	(2)	1	3
Other assets	—	(2)	3	10

Total assets	14,469		87,089	278,261

Liabilities
Cash overdraft	310		—	—
Payables
Fund shares repurchased	—	(2)	207	807
Investment advisory fees	5		72	104
Distribution and service fees	7		46	109
Administration fees	2		9	28
Transfer agent fees and expenses	5		21	60
Professional fees	20		17	14
Trustee deferred compensation plan	—	(2)	3	10
Other accrued expenses	1		6	18

Total liabilities	350		381	1,150

Net Assets	$14,119		$86,708	$277,111

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$24,798		$106,933	$294,828
Accumulated undistributed net investment income (loss)	(58)		(151)	933
Accumulated undistributed net realized gain (loss)	(12,855)		(28,646)	(64,236)
Net unrealized appreciation (depreciation) on investments	2,234		8,572	45,586

Net Assets	$14,119		$86,708	$277,111

Class A
Net asset value (net assets/shares outstanding) per share	$11.04		$10.84	$12.20
Maximum offering price per share NAV/(1–5.75%)	$11.71		$11.50	$12.94
Shares of beneficial interest outstanding, no par value, unlimited authorization	490,747		1,675,863	8,143,370
Net Assets	$5,420		$18,160	$99,321
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.69		$10.53	$11.94
Shares of beneficial interest outstanding, no par value, unlimited authorization	608,219		4,851,643	8,846,944
Net Assets	$6,502		$51,105	$105,603
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.14		$10.90	$12.19
Shares of beneficial interest outstanding, no par value, unlimited authorization	197,246		1,600,567	5,923,935
Net Assets	$2,197		$17,443	$72,187

(1) Investment in securities at cost	$11,731		$78,400	$232,125
(2) Amount is less than $500.

See Notes to Financial Statements

40

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Herzfeld Fund	Rampart Alternatives Diversifier Fund	Rampart Equity Trend Fund

Investment Income
Dividends	$2,329	$255	$11,852
Dividends from affiliated funds	—	931	—
Interest	4	1	16

Total investment income	2,333	1,187	11,868

Expenses
Investment advisory fees	588	—	6,819
Distribution and service fees, Class A	23	37	437
Distribution and service fees, Class C	181	164	3,190
Administration fees	74	65	862
Transfer agent fees and expenses	76	104	1,191
Registration fees	51	45	69
Printing fees and expenses	11	10	30
Custodian fees	2	1	46
Professional fees	17	16	53
Trustees’ fees and expenses	7	6	92
Miscellaneous expenses	5	8	55

Total expenses	1,035	456	12,844
Less expenses reimbursed and/or waived by investment adviser	(37)	—	(723)
Earnings credit from custodian	(3)	(1)	—
Low balance account fees	—	— (1)	— (1)

Net expenses	995	455	12,121

Net investment income (loss)	1,338	732	(253)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	617	(580)	54,229
Net realized gain (loss) on affiliated investments	—	1,135	—
Capital gain distributions from affiliated investments	—	908	—
Capital gain distributions from underlying funds	970	227	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,377	747	10,493
Net change in unrealized appreciation (depreciation) on affiliated investments	—	(1,770)	—

Net realized and unrealized gain (loss) on investments	6,964	667	64,722

Net increase (decrease) in net assets resulting from operations	$8,302	$1,399	$64,469

(1) Amount is less than $500.

See Notes to Financial Statements

41

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Rampart Global Equity Trend Fund	Rampart Multi-Asset Trend Fund		Rampart Sector Trend Fund

Investment Income
Dividends	$352	$2,281		$6,644
Interest	1	8		11

Total investment income	353	2,289		6,655

Expenses
Investment advisory fees	175	1,058		1,494
Distribution and service fees, Class A	16	57		281
Distribution and service fees, Class C	85	619		1,338
Administration fees	22	134		419
Transfer agent fees and expenses	31	167		471
Registration fees	45	47		55
Printing fees and expenses	5	14		35
Custodian fees	2	3		7
Professional fees	26	28		40
Trustees’ fees and expenses	2	14		42
Miscellaneous expenses	3	11		32

Total expenses	412	2,152		4,214
Less expenses reimbursed and/or waived by investment adviser	(49)	—		—
Earnings credit from custodian
Custody fees reimbursed (Note 13)	—	—		(2)
Low balance account fees	—	—	(1)	(1)

Net expenses	363	2,152		4,211

Net investment income (loss)	(10)	137		2,444

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,473	6,518		1,328
Net change in unrealized appreciation (depreciation) on investments	118	(2,842)		22,855

Net realized and unrealized gain (loss) on investments	1,591	3,676		24,183

Net increase (decrease) in net assets resulting from operations	$1,581	$3,813		$26,627

(1) Amount is less than $500.

See Notes to Financial Statements

42

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Herzfeld Fund		Rampart Alternatives Diversifier Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,338	$1,433	$732	$396
Net realized gain (loss)	1,587	(546)	1,690	2,264
Net change in unrealized appreciation (depreciation)	5,377	5,023	(1,023)	2,658

Increase (decrease) in net assets resulting from operations	8,302	5,910	1,399	5,318

From Distributions to Shareholders
Net investment income, Class A	(280)	(348)	(265)	(140)
Net investment income, Class C	(448)	(527)	(59)	(97)
Net investment income, Class I	(1,121)	(971)	(486)	(177)
Net realized long-term gains, Class A	—	(77)	—	—
Net realized long-term gains, Class C	—	(151)	—	—
Net realized long-term gains, Class I	—	(232)	—	—

Decrease in net assets from distributions to shareholders	(1,849)	(2,306)	(810)	(414)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(3,880)	2,011	(8,106)	(7,767)
Change in net assets from share transactions, Class C	1,632	(595)	(6,514)	(7,687)
Change in net assets from share transactions, Class I	12,594	3,886	(146)	(12,448)

Increase (decrease) in net assets from share transactions	10,346	5,302	(14,766)	(27,902)

Net increase (decrease) in net assets	16,799	8,906	(14,177)	(22,998)

Net Assets
Beginning of period	47,139	38,233	58,559	81,557

End of period	$63,938	$47,139	$44,382	$58,559

Accumulated undistributed net investment income (loss) at end of period	$8	$5	$190	$316

See Notes to Financial Statements

43

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Equity Trend Fund		Rampart Global Equity Trend Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(253)	$(3,505)	$(10)	$(324)
Net realized gain (loss)	54,229	(51,631)	1,473	(1,741)
Net change in unrealized appreciation (depreciation)	10,493	68,111	118	1,774

Increase (decrease) in net assets resulting from operations	64,469	12,975	1,581	(291)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(128,152)	(278,173)	(3,530)	(10,228)
Change in net assets from share transactions, Class C	(195,885)	(326,634)	(5,514)	(10,974)
Change in net assets from share transactions, Class I	(152,621)	(317,745)	(2,348)	(11,474)
Change in net assets from share transactions, Class R6	—	85	—	—

Increase (decrease) in net assets from share transactions	(476,658)	(922,467)	(11,392)	(32,676)

Net increase (decrease) in net assets	(412,189)	(909,492)	(9,811)	(32,967)

Net Assets
Beginning of period	951,784	1,861,276	23,930	56,897

End of period	$539,595	$951,784	$14,119	$23,930

Accumulated undistributed net investment income (loss) at end of period	$(676)	$(1,663)	$(58)	$(207)

See Notes to Financial Statements

44

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Multi-Asset Trend Fund		Rampart Sector Trend Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$137	$(797)	$2,444	$3,265
Net realized gain (loss)	6,518	(5,127)	1,328	(17,641)
Net change in unrealized appreciation (depreciation)	(2,842)	9,563	22,855	25,827

Increase (decrease) in net assets resulting from operations	3,813	3,639	26,627	11,451

From Distributions to Shareholders
Net investment income, Class A	—	(41)	(1,573)	(986)
Net investment income, Class C	—	—	(716)	—
Net investment income, Class I	—	(244)	(1,366)	(1,649)

Decrease in net assets from distributions to shareholders	—	(285)	(3,655)	(2,635)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(12,574)	(26,252)	(40,023)	(28,578)
Change in net assets from share transactions, Class C	(31,888)	(60,210)	(70,833)	(42,844)
Change in net assets from share transactions, Class I	(11,925)	(45,575)	(36,564)	(69,127)

Increase (decrease) in net assets from share transactions	(56,387)	(132,037)	(147,420)	(140,549)

Net increase (decrease) in net assets	(52,574)	(128,683)	(124,448)	(131,733)

Net Assets
Beginning of period	139,282	267,965	401,559	533,292

End of period	$86,708	$139,282	$277,111	$401,559

Accumulated undistributed net investment income (loss) at end of period	$(151)	$(529)	$933	$2,144

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Capital Gains Distributions Received from Underlying Funds	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Herzfeld Fund
Class A
10/1/16 to 9/30/17	$10.92	0.27		0.22	—	1.10	1.59	(0.36)	—	(0.36)	1.23	$12.15	14.78%	$8,146	1.59%		1.67%	2.39%	44%
10/1/15 to 9/30/16	9.91	0.34		—	—	1.20	1.54	(0.43)	(0.10)	(0.53)	1.01	10.92	16.04	11,060	1.61	(12)	1.74	3.33	53
10/1/14 to 9/30/15	11.37	0.35		—	—	(1.12)	(0.77)	(0.37)	(0.32)	(0.69)	(1.46)	9.91	(7.17)	8,324	1.60		1.73	3.20	57
10/1/13 to 9/30/14	10.45	0.34		—	—	1.02	1.36	(0.36)	(0.08)	(0.44)	0.92	11.37	13.21	9,212	1.60		1.93	3.04	53
10/1/12 to 9/30/13	10.21	0.33		—	—	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	10.45	5.10	2,917	1.60		2.60	3.13	22

Class C
10/1/16 to 9/30/17	$10.88	0.18		0.19	—	1.13	1.50	(0.28)	—	(0.28)	1.22	$12.10	13.94%	$19,147	2.34%		2.42%	1.58%	44%
10/1/15 to 9/30/16	9.87	0.27		—	—	1.19	1.46	(0.35)	(0.10)	(0.45)	1.01	10.88	15.22	15,568	2.36	(12)	2.49	2.61	53
10/1/14 to 9/30/15	11.34	0.26		—	—	(1.11)	(0.85)	(0.30)	(0.32)	(0.62)	(1.47)	9.87	(7.94)	14,761	2.35		2.48	2.39	57
10/1/13 to 9/30/14	10.43	0.26		—	—	1.01	1.27	(0.28)	(0.08)	(0.36)	0.91	11.34	12.34	10,624	2.35		2.70	2.35	53
10/1/12 to 9/30/13	10.21	0.25		—	—	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	10.43	4.36	4,942	2.35		3.25	2.40	22

Class I
10/1/16 to 9/30/17	$10.94	0.30		0.18	—	1.14	1.62	(0.39)	—	(0.39)	1.23	$12.17	15.07%	$36,645	1.35%		1.41%	2.64%	44%
10/1/15 to 9/30/16	9.92	0.37		—	—	1.21	1.58	(0.46)	(0.10)	(0.56)	1.02	10.94	16.40	20,511	1.36	(12)	1.49	3.59	53
10/1/14 to 9/30/15	11.39	0.37		—	—	(1.12)	(0.75)	(0.40)	(0.32)	(0.72)	(1.47)	9.92	(7.01)	15,148	1.35		1.47	3.39	57
10/1/13 to 9/30/14	10.46	0.38		—	—	1.01	1.39	(0.38)	(0.08)	(0.46)	0.93	11.39	13.54	3,441	1.35		1.71	3.40	53
10/1/12 to 9/30/13	10.21	0.09		—	—	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	10.46	5.41	1,765	1.35		3.71	0.86	22
Rampart Alternatives
Diversifier Fund
Class A
10/1/16 to 9/30/17	$10.89	0.18		—	0.22	(0.04)	0.36	(0.20)	—	(0.20)	0.16	$11.05	3.34%	$11,118	0.74%		0.74%	1.65%	4%
10/1/15 to 9/30/16	9.99	0.08		—	0.31	0.58	0.97	(0.07)	—	(0.07)	0.90	10.89	9.74	19,171	0.74	(12)	0.74	0.80	56
10/1/14 to 9/30/15	11.31	0.19		—	0.09	(1.39)	(1.11)	(0.21)	—	(0.21)	(1.32)	9.99	(10.02)	25,377	0.64		0.64	1.77	46
10/1/13 to 9/30/14	10.97	0.15		—	0.07	0.25	0.47	(0.13)	—	(0.13)	0.34	11.31	4.28	39,076	0.65		0.65	1.32	27
10/1/12 to 9/30/13	11.10	0.21		—	—	(0.13)	0.08	(0.21)	—	(0.21)	(0.13)	10.97	0.73	51,339	0.58	(7)	0.63	1.93	24

Class C
10/1/16 to 9/30/17	$10.73	0.09		—	0.19	—	0.28	(0.04)	—	(0.04)	0.24	$10.97	2.65%	$13,354	1.50%		1.50%	0.80%	4%
10/1/15 to 9/30/16	9.90	—	(5)	—	0.31	0.56	0.87	(0.04)	—	(0.04)	0.83	10.73	8.86	19,611	1.49	(12)	1.49	0.04	56
10/1/14 to 9/30/15	11.21	0.11		—	0.09	(1.39)	(1.19)	(0.12)	—	(0.12)	(1.31)	9.90	(10.66)	25,637	1.39		1.39	1.02	46
10/1/13 to 9/30/14	10.83	0.07		—	0.07	0.25	0.39	(0.01)	—	(0.01)	0.38	11.21	3.47	38,005	1.40		1.40	0.58	27
10/1/12 to 9/30/13	10.93	0.13		—	—	(0.13)	—	(0.10)	—	(0.10)	(0.10)	10.83	(0.05)	44,850	1.33	(7)	1.38	1.22	24

Class I
10/1/16 to 9/30/17	$10.89	0.19		—	0.16	0.04	0.39	(0.25)	—	(0.25)	0.14	$11.03	3.69%	$19,910	0.49%		0.49%	1.73%	4%
10/1/15 to 9/30/16	9.98	0.11		—	0.31	0.56	0.98	(0.07)	—	(0.07)	0.91	10.89	9.94	19,777	0.49	(12)	0.49	1.04	56
10/1/14 to 9/30/15	11.30	0.22		—	0.09	(1.39)	(1.08)	(0.24)	—	(0.24)	(1.32)	9.98	(9.77)	30,543	0.39		0.39	1.99	46
10/1/13 to 9/30/14	10.98	0.18		—	0.08	0.24	0.50	(0.18)	—	(0.18)	0.32	11.30	4.52	47,949	0.40		0.40	1.56	27
10/1/12 to 9/30/13	11.12	0.16		—	—	(0.05)	0.11	(0.25)	—	(0.25)	(0.14)	10.98	1.00	111,396	0.36	(7)	0.38	1.48	24

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Rampart Equity
Trend Fund
Class A
10/1/16 to 9/30/17	$12.23	0.03	1.34	1.37	—	—	—	1.37	$13.60	11.20%		$134,267	1.51	%(7)	1.60%	0.23%	92%
10/1/15 to 9/30/16	12.14	(0.01)	0.10	0.09	—	—	—	0.09	12.23	0.74		245,109	1.50	(7)(12)	1.58	(0.05)	229
10/1/14 to 9/30/15	17.39	(0.03)	(1.79)	(1.82)	(0.01)	(3.42)	(3.43)	(5.25)	12.14	(12.79)		520,337	1.60	(11)	1.60	(0.22)	674
10/1/13 to 9/30/14	15.52	0.06	2.29	2.35	(0.04)	(0.44)	(0.48)	1.87	17.39	15.31		2,044,955	1.61	(11)	1.61	0.36	227
10/1/12 to 9/30/13	13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	15.52	16.50		1,937,456	1.62	(11)	1.62	0.75	140

Class C
10/1/16 to 9/30/17	$11.88	(0.06)	1.29	1.23	—	—	—	1.23	$13.11	10.35%		$257,078	2.21	%(7)	2.35%	(0.47)%	92%
10/1/15 to 9/30/16	11.87	(0.08)	0.09	0.01	—	—	—	0.01	11.88	0.08		423,675	2.16	(7)(12)	2.33	(0.69)	229
10/1/14 to 9/30/15	17.16	(0.13)	(1.76)	(1.89)	—	(3.40)	(3.40)	(5.29)	11.87	(13.45)		746,390	2.36	(11)	2.36	(0.97)	674
10/1/13 to 9/30/14	15.39	(0.06)	2.27	2.21	—	(0.44)	(0.44)	1.77	17.16	14.48		1,988,290	2.36	(11)	2.36	(0.38)	227
10/1/12 to 9/30/13	13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	15.39	15.55		1,307,857	2.37	(11)	2.37	0.02	140

Class I
10/1/16 to 9/30/17	$12.31	0.06	1.34	1.40	—	—	—	1.40	$13.71	11.37%		$148,047	1.29	%(7)	1.35%	0.45%	92%
10/1/15 to 9/30/16	12.19	0.02	0.10	0.12	—	—	—	0.12	12.31	0.98		282,818	1.29	(7)(12)	1.33	0.16	229
10/1/14 to 9/30/15	17.42	0.01	(1.80)	(1.79)	(0.02)	(3.42)	(3.44)	(5.23)	12.19	(12.57)		594,460	1.35	(11)	1.35	0.04	674
10/1/13 to 9/30/14	15.54	0.10	2.30	2.40	(0.08)	(0.44)	(0.52)	1.88	17.42	15.61		3,840,271	1.36	(11)	1.36	0.62	227
10/1/12 to 9/30/13	13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	15.54	16.75		2,580,005	1.37	(11)	1.37	1.02	140

Class R6
10/1/16 to 9/30/17	$12.34	0.08	1.35	1.43	—	—	—	1.43	$13.77	11.59%		$203	1.16	%(7)	1.23%	0.58%	92%
10/1/15 to 9/30/16	12.20	0.06	0.08	0.14	—	—	—	0.14	12.34	1.15		182	1.10	(7)(12)	1.25	0.49	229
11/12/14(6) to 9/30/15	17.20	0.01	(1.57)	(1.56)	(0.02)	(3.42)	(3.44)	(5.00)	12.20	(11.39	)(4)	89	1.28	(3)(11)	1.28 (3)	0.10 (3)	674 (9)
Rampart Global
Equity Trend Fund
Class A
10/1/16 to 9/30/17	$9.94	0.03	1.07	1.10	—	—	—	1.10	$11.04	11.07%		$5,420	1.75%		2.03%	0.27%	126%
10/1/15 to 9/30/16	9.76	(0.06)	0.24	0.18	—	—	—	0.18	9.94	1.84		8,351	1.77	(12)	1.79	(0.60)	282
10/1/14 to 9/30/15	12.42	(0.03)	(1.48)	(1.51)	(0.07)	(1.08)	(1.15)	(2.66)	9.76	(13.21)		18,523	1.68	(11)	1.68	(0.23)	614
10/1/13 to 9/30/14	11.76	0.07	0.91	0.98	(0.02)	(0.30)	(0.32)	0.66	12.42	8.43		75,879	1.66	(10)	1.65	0.55	205
10/1/12 to 9/30/13	10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	11.76	12.32		56,689	1.75	(10)	1.71	0.33	194

Class C
10/1/16 to 9/30/17	$9.69	(0.05)	1.05	1.00	—	—	—	1.00	$10.69	10.32%		$6,502	2.50%		2.78%	(0.46)%	126%
10/1/15 to 9/30/16	9.59	(0.13)	0.23	0.10	—	—	—	0.10	9.69	1.04		11,267	2.52	(12)	2.54	(1.35)	282
10/1/14 to 9/30/15	12.24	(0.09)	(1.48)	(1.57)	—	(1.08)	(1.08)	(2.65)	9.59	(13.88)		22,376	2.41	(11)	2.43	(0.87)	614
10/1/13 to 9/30/14	11.64	(0.02)	0.92	0.90	—	(0.30)	(0.30)	0.60	12.24	7.69		72,013	2.37	(10)	2.40	(0.17)	205
10/1/12 to 9/30/13	10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	11.64	11.52		44,239	2.48	(10)	2.46	(0.42)	194

Class I
10/1/16 to 9/30/17	$10.00	0.05	1.09	1.14	—	—	—	1.14	$11.14	11.40%		$2,197	1.50%		1.78%	0.47%	126%
10/1/15 to 9/30/16	9.79	(0.04)	0.25	0.21	—	—	—	0.21	10.00	2.15		4,312	1.51	(12)	1.52	(0.40)	282
10/1/14 to 9/30/15	12.47	— (5)	(1.50)	(1.50)	(0.10)	(1.08)	(1.18)	(2.68)	9.79	(13.06)		15,998	1.43	(11)	1.43	0.01	614
10/1/13 to 9/30/14	11.80	0.10	0.92	1.02	(0.05)	(0.30)	(0.35)	0.67	12.47	8.68		99,642	1.44	(10)	1.41	0.80	205
10/1/12 to 9/30/13	10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	11.80	12.59		38,889	1.50	(10)	1.46	0.58	194
The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Rampart Multi-Asset Trend
Fund
Class A
10/1/16 to 9/30/17	$10.31	0.05	0.48	0.53	—	—	—	0.53	$10.84	5.14%	$18,160	1.65	%(11)	1.65%	0.52%	167%
10/1/15 to 9/30/16	9.94	(0.01)	0.39	0.38	(0.01)	—	(0.01)	0.37	10.31	3.82	29,798	1.61	(11)(12)	1.61	(0.07)	223
10/1/14 to 9/30/15	11.85	(0.02)	(0.92)	(0.94)	(0.04)	(0.93)	(0.97)	(1.91)	9.94	(8.58)	55,214	1.62	(11)	1.62	(0.15)	519
10/1/13 to 9/30/14	11.28	0.10	0.69	0.79	(0.07)	(0.15)	(0.22)	0.57	11.85	6.97	143,765	1.62	(11)	1.62	0.83	337
10/1/12 to 9/30/13	10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	11.28	6.39	114,697	1.64	(11)	1.64	0.51	275

Class C
10/1/16 to 9/30/17	$10.10	(0.02)	0.45	0.43	—	—	—	0.43	$10.53	4.26%	$51,105	2.39	%(11)	2.39%	(0.23)%	167%
10/1/15 to 9/30/16	9.80	(0.08)	0.38	0.30	—	—	—	0.30	10.10	3.06	80,962	2.36	(11)(12)	2.36	(0.80)	223
10/1/14 to 9/30/15	11.73	(0.09)	(0.91)	(1.00)	—	(0.93)	(0.93)	(1.93)	9.80	(9.23)	139,223	2.36	(11)	2.37	(0.89)	519
10/1/13 to 9/30/14	11.19	0.01	0.68	0.69	—	(0.15)	(0.15)	0.54	11.73	6.15	331,980	2.35	(11)	2.37	0.09	337
10/1/12 to 9/30/13	10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	11.19	5.71	230,459	2.37	(11)	2.39	(0.23)	275

Class I
10/1/16 to 9/30/17	$10.34	0.08	0.48	0.56	—	—	—	0.56	$10.90	5.42%	$17,443	1.40	%(11)	1.40%	0.76%	167%
10/1/15 to 9/30/16	9.99	0.02	0.38	0.40	(0.05)	—	(0.05)	0.35	10.34	3.97	28,522	1.36	(11)(12)	1.36	0.16	223
10/1/14 to 9/30/15	11.88	0.01	(0.91)	(0.90)	(0.06)	(0.93)	(0.99)	(1.89)	9.99	(8.36)	73,528	1.36	(11)	1.36	0.11	519
10/1/13 to 9/30/14	11.31	0.13	0.69	0.82	(0.10)	(0.15)	(0.25)	0.57	11.88	7.20	316,599	1.37	(11)	1.37	1.06	337
10/1/12 to 9/30/13	10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	11.31	6.70	248,984	1.39	(11)	1.39	0.74	275

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Rampart Sector Trend Fund
Class A
10/1/16 to 9/30/17	$11.29	0.11	0.94	1.05	(0.14)	—	(0.14)	0.91	$12.20	9.46	%(13)	$99,321	1.03	%(13)	1.03%	0.98%	259%
10/1/15 to 9/30/16	11.00	0.11	0.26	0.37	(0.08)	—	(0.08)	0.29	11.29	3.36		131,389	1.05	(12)	1.05	1.00	337
10/1/14 to 9/30/15	15.21	0.05	(0.71)	(0.66)	(0.05)	(3.50)	(3.55)	(4.21)	11.00	(6.19)		156,759	0.98		0.98	0.39	576
10/1/13 to 9/30/14	13.87	0.15	2.25	2.40	(0.13)	(0.93)	(1.06)	1.34	15.21	17.81		316,571	0.98		0.98	1.02	129
10/1/12 to 9/30/13	12.15	0.17	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	13.87	19.63		257,492	1.00		1.00	1.29	123

Class C
10/1/16 to 9/30/17	$11.04	0.02	0.93	0.95	(0.05)	—	(0.05)	0.90	$11.94	8.68	%(13)	$105,603	1.78	%(13)	1.78%	0.22%	259%
10/1/15 to 9/30/16	10.76	0.03	0.25	0.28	—	—	—	0.28	11.04	2.60		167,265	1.80	(12)	1.80	0.24	337
10/1/14 to 9/30/15	15.02	(0.04)	(0.69)	(0.73)	(0.02)	(3.51)	(3.53)	(4.26)	10.76	(6.86)		206,556	1.74		1.74	(0.34)	576
10/1/13 to 9/30/14	13.73	0.04	2.21	2.25	(0.03)	(0.93)	(0.96)	1.29	15.02	16.89		296,160	1.73		1.73	0.28	129
10/1/12 to 9/30/13	12.03	0.07	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	13.73	18.80		217,861	1.74		1.75	0.57	123

Class I
10/1/16 to 9/30/17	$11.28	0.14	0.94	1.08	(0.17)	—	(0.17)	0.91	$12.19	9.77	%(13)	$72,187	0.78	%(13)	0.78%	1.22%	259%
10/1/15 to 9/30/16	11.02	0.13	0.27	0.40	(0.14)	—	(0.14)	0.26	11.28	3.65		102,905	0.80	(12)	0.80	1.21	337
10/1/14 to 9/30/15	15.21	0.08	(0.71)	(0.63)	(0.05)	(3.51)	(3.56)	(4.19)	11.02	(5.90)		169,977	0.73		0.73	0.65	576
10/1/13 to 9/30/14	13.87	0.19	2.25	2.44	(0.17)	(0.93)	(1.10)	1.34	15.21	18.08		313,147	0.73		0.73	1.29	129
10/1/12 to 9/30/13	12.15	0.20	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	13.87	19.92		173,096	0.75		0.75	1.56	123

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	Portfolio turnover is representative for the entire year ended September 30, 2015.
(10)	See Note 3D in the Notes to Financial Statements for information on recapture of expense previously waived.
(11)	The Fund is currently under its expense limitation.
(12)	Net expense ratios include extraordinary proxy expenses.
(13)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by less than 0.001%.
Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return by less than 0.001%.
See Note 15 in the Notes to Financial Statements for a further explanation on the custody fees reimbursed.

See Notes to Financial Statements

49

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 28 funds of the Trust are offered for sale, of which six (each a “Fund”) are reported in this annual report.

Each Fund has a distinct investment objective and all of the Funds except the Herzfeld Fund are diversified. The Funds investment objectives are outlined in each Fund’s summary page. There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares, and Class I shares. The Equity Trend Fund also offers Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a sales charge. Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments on Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statements of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund

50

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

During the period, certain Funds were permitted to loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so a Fund was required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral, consisting of cash and securities issued by the U.S. Government or its agencies, was adjusted daily in connection with changes in the market value of securities on loan. Cash collateral was invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker were recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. Effective July 31, 2017, securities lending was suspended on the Funds, and the agreement with BBH was terminated on August 14, 2017.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

H.	Earnings Credit and Interest

Through arrangements with each Fund’s previous custodian which ended in September 2017, each Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

Note	3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets (except as otherwise noted) of the following Funds:

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Rampart Global Equity Trend Fund	1.00%	0.95%	0.90%
Rampart Multi-Asset Trend Fund	1.00	0.95	0.90

	First $1 Billion	$1+ Billion
Herzfeld Fund	1.00%	0.95%
Rampart Sector Trend Fund	0.45	0.40

	First $4 Billion	$4+ Billion
Rampart Equity Trend Fund	1.00%	0.95%

Rampart Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser
Herzfeld Fund	Thomas J. Herzfeld Advisors, Inc.
Rampart Alternatives Diversifier Fund	Rampart Investment Management Co. LLC (“Rampart”)(1)
Rampart Equity Trend Fund	Rampart
Rampart Global Equity Trend Fund	Rampart
Rampart Multi-Asset Trend Fund	Rampart
Rampart Sector Trend Fund	Rampart

(1)	Prior to August 25, 2017, there was no subadviser for the Fund.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occuring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below through April 30, 2018.

	Class A	Class C	Class I	Class R6
Herzfeld Fund†	1.60%	2.35%	1.35%	N/A
Rampart Equity Trend Fund*	1.60	2.35	1.35	1.26%
Rampart Global Equity Trend Fund	1.75	2.50	1.50	N/A
Rampart Multi-Asset Trend Fund†	1.75	2.50	1.50	N/A

†	Each share class is currently below its expense cap.
*	Effective February 1, 2017. For the period of October 1, 2016, through January 31, 2017, the expense caps were as follows for Class A, Class C, Class I, and Class R6, respectively: 1.42%, 2.02%, 1.24%, and 1.03%.

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2018	2019	2020	Total
Herzfeld Fund	$40	$56	$37	$133
Rampart Equity Trend Fund	—	1,440	758	2,198
Rampart Global Equity Trend Fund	—	7	50	57

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VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2017, it retained net commissions of $181 of Class A shares and CDSC of $2 and $21 for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition to the fees listed, the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)	The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2017, the Funds incurred administration fees from the Trust totaling $1,218 which are included in the Statements of Operations within the line item “Administration fees”.

For the period ended September 30, 2017, the Funds incurred transfer agent fees from the Trust totaling $1,889 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses”. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates and the retirement plans of Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Rampart Equity Trend Fund
Class R6	14,720	$203

H.	Investments in Affiliates

A summary of the Rampart Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the affiliated underlying funds(1) during the period ended September 30, 2017, is as follows:

	Value, beginning of period	Purchases(2)	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Dividend Income	Distributions of Realized Gains
Global Infrastructure Fund	$9,734	$432	$3,296	$591	$(194)	$7,267	$183	$248
Global Real Estate Securities Fund	5,143	160	1,188	277	(363)	4,029	148	13
International Real Estate Securities Fund	5,564	338	1,218	(106)	(112)	4,466	338	—
Real Estate Securities Fund	4,375	718	1,448	372	(1,095)	2,922	71	647
Senior Floating Rate Fund	4,486	191	561	1	(6)	4,111	191	—

	$29,302	$1,839	$7,711	$1,135	$(1,770)	$22,795	$931	$908

(1)	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2017, the Fund was the owner of record of approximately 18% of Virtus International Real Estate Securities Fund.
(2)	Includes reinvested dividends from income and capital gain distributions.

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2017.

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VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2017, were as follows:

	Purchases	Sales
Herzfeld Fund	$29,975	$21,484
Alternatives Diversifier Fund	1,839	15,704
Equity Trend Fund	628,528	1,101,720
Global Equity Trend Fund	21,934	33,339
Multi-Asset Trend Fund	174,900	226,857
Sector Trend Fund	854,744	1,001,391

There were no purchases or sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2017.

Note	5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Herzfeld Fund				Rampart Alternatives Diversifier Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	571	$6,540	517	$5,537	270	$2,927	233	$2,463
Reinvestment of distributions	24	277	41	422	22	240	13	130
Shares repurchased	(938)	(10,697)	(386)	(3,948)	(1,048)	(11,273)	(1,026)	(10,360)

Net Increase / (Decrease)	(343)	$(3,880)	172	$2,011	(756)	$(8,106)	(780)	$(7,767)

Class C
Sale of shares	460	$5,183	347	$3,484	25	$268	46	$462
Reinvestment of distributions	39	447	67	677	5	53	8	78
Shares repurchased	(347)	(3,998)	(478)	(4,756)	(640)	(6,835)	(817)	(8,227)

Net Increase / (Decrease)	152	$1,632	(64)	$(595)	(610)	$(6,514)	(763)	$(7,687)

Class I
Sale of shares	2,471	$28,062	1,886	$19,264	808	$8,672	386	$3,967
Reinvestment of distributions	96	1,119	118	1,200	42	449	16	153
Shares repurchased	(1,430)	(16,587)	(1,656)	(16,578)	(861)	(9,267)	(1,648)	(16,568)

Net Increase / (Decrease)	1,137	$12,594	348	$3,886	(11)	$(146)	(1,246)	$(12,448)

54

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	Rampart Equity Trend Fund				Rampart Global Equity Trend Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	402	$5,102	1,506	$18,086	16	$167	107	$1,027
Reinvestment of distributions	—	—	—	—	—	—	—	—
Plan of Reorganization (Note 11)	—	—	7,287	82,432	—	—	—	—
Shares repurchased	(10,567)	(133,254)	(31,626)	(378,691)	(365)	(3,697)	(1,165)	(11,255)

Net Increase / (Decrease)	(10,165)	$(128,152)	(22,833)	$(278,173)	(349)	$(3,530)	(1,058)	$(10,228)

Class C
Sale of shares	185	$2,274	1,455	$17,143	21	$208	80	$754
Reinvestment of distributions	—	—	—	—	—	—	—	—
Plan of Reorganization (Note 11)	—	—	11,669	128,740	—	—	—	—
Shares repurchased	(16,244)	(198,159)	(40,364)	(472,517)	(575)	(5,722)	(1,251)	(11,728)

Net Increase / (Decrease)	(16,059)	$(195,885)	(27,240)	$(326,634)	(554)	$(5,514)	(1,171)	$(10,974)

Class I
Sale of shares	3,598	$46,378	4,635	$56,183	71	$726	97	$932
Reinvestment of distributions	—	—	—	—	—	—	—	—
Plan of Reorganization (Note 11)	—	—	11,946	135,785	—	—	—	—
Shares repurchased	(15,780)	(198,999)	(42,372)	(509,713)	(305)	(3,074)	(1,299)	(12,406)

Net Increase / (Decrease)	(12,182)	$(152,621)	(25,791)	$(317,745)	(234)	$(2,348)	(1,202)	$(11,474)

Class R6
Sale of shares	—	$—	—	$—	—	$—	—	$—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Plan of Reorganization (Note 11)	—	—	7	85	—	—	—	—
Shares repurchased	—	—	—	—	—	—	—	—

Net Increase / (Decrease)	—	$—	7	$85	—	$—	—	$—

	Rampart Multi-Asset Trend Fund				Rampart Sector Trend Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	70	$729	214	$2,114	1,370	$15,660	3,103	$34,166
Reinvestment of distributions	—	—	4	39	124	1,376	78	850
Shares repurchased	(1,284)	(13,303)	(2,880)	(28,405)	(4,990)	(57,059)	(5,799)	(63,594)

Net Increase / (Decrease)	(1,214)	$(12,574)	(2,662)	$(26,252)	(3,496)	$(40,023)	(2,618)	$(28,578)

Class C
Sale of shares	108	$1,092	312	$3,029	639	$7,011	3,892	$42,476
Reinvestment of distributions	—	—	—	—	52	569	—	—
Shares repurchased	(3,274)	(32,980)	(6,498)	(63,239)	(6,991)	(78,413)	(7,943)	(85,320)

Net Increase / (Decrease)	(3,166)	$(31,888)	(6,186)	$(60,210)	(6,300)	$(70,833)	(4,051)	$(42,844)

Class I
Sale of shares	296	$3,118	471	$4,647	3,160	$35,992	4,289	$46,797
Reinvestment of distributions	—	—	22	217	107	1,180	121	1,318
Shares repurchased	(1,453)	(15,043)	(5,099)	(50,439)	(6,464)	(73,736)	(10,715)	(117,242)

Net Increase / (Decrease)	(1,157)	$(11,925)	(4,606)	$(45,575)	(3,197)	$(36,564)	(6,305)	$(69,127)

55

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	6. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust and/or the Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements and they expect the risk of loss to be remote.

Note	7. Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

Note	8. 10% Shareholders

As of September 30, 2017, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Herzfeld Fund	45%	3
Rampart Alternatives Diversifier Fund	12	1
Rampart Equity Trend Fund	21	2
Rampart Global Equity Trend Fund	12	1
Rampart Multi-Asset Trend Fund	24	1

All of the accounts are omnibus accounts.

Note	9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Herzfeld Fund	$57,570	$6,076	$(135)	$5,941
Rampart Alternatives Diversifier Fund	63,948	4,781	(24,323)	(19,542)
Rampart Equity Trend Fund	447,162	100,076	(6,078)	93,998
Rampart Global Equity Trend Fund	11,860	2,184	(79)	2,105
Rampart Multi-Asset Trend Fund	78,882	8,527	(437)	8,090
Rampart Sector Trend Fund	235,603	45,856	(3,748)	42,108

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018		No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Herzfeld Fund	$—	$—	$—	$365	$—	$365
Rampart Alternatives Diversifier Fund	48,770	—	—	—	48,770	—
Rampart Equity Trend Fund	—	—	541,456	—	541,456	—
Rampart Global Equity Trend Fund	—	—	12,727	—	12,727	—
Rampart Multi-Asset Trend Fund	—	—	28,164	—	28,164	—
Rampart Sector Trend Fund	1,080	—	55,819	1,501	56,899	1,501

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2017, the following Funds utilized losses deferred in prior years against current year capital gains:

Herzfeld Fund	$489
Rampart Alternatives Diversifier Fund	411
Rampart Global Equity Trend Fund	42
Rampart Multi-Asset Trend Fund	422
Rampart Sector Trend Fund	195

56

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Capital losses realized after October 31, and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2017, the Funds deferred and recognized post-October losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Herzfeld Fund	$—	$—	$—	$929
Rampart Alternatives Diversifier Fund	—	—	—	2,389
Rampart Equity Trend Fund	650	2,094	—	57,260
Rampart Global Equity Trend Fund	56	214	—	2,049
Rampart Multi-Asset Trend Fund	146	563	—	5,929
Rampart Sector Trend Fund	—	—	2,358	22,174

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Herzfeld Fund	$10	$—
Rampart Alternatives Diversifier Fund	193	—
Rampart Sector Trend Fund	947	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017, and 2016, was as follows:

	2017			2016
	Ordinary income	Long-Term Capital Gains	Total	Ordinary income	Long-Term Capital Gains	Total
Herzfeld Fund	$1,849	$—	$1,849	$1,846	$460	$2,306
Rampart Alternatives Diversifier Fund	810	—	810	414	—	414
Rampart Multi-Asset Trend Fund	—	—	—	285	—	285
Rampart Sector Trend Fund	3,654	—	3,654	2,635	—	2,635

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2017, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Herzfeld Fund	$— (1)	$514	$(514)
Rampart Alternatives Diversifier Fund	— (1)	(48)	48
Rampart Equity Trend Fund	(1,255)	1,240	15
Rampart Global Equity Trend Fund	(159)	159	—
Rampart Multi-Asset Trend Fund	(268)	241	27

(1)	Amount is less than $500.

Note	10. Borrowings

($ reported in thousands)

On September 18, 2017, the Funds and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) entered into a $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Funds and other affiliated funds of the Trust renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Fund with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. The Funds and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to

57

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

Note	11. Plans of Reorganization

A.	On October 22, 2015, the Board of Trustees of Virtus Opportunities Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Virtus Dynamic Trend Fund (the “Merged Fund”), a series of Virtus Opportunities Trust, and Virtus Rampart Equity Trend Fund (the “Acquiring Fund”), a series of Virtus Opportunities Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On January 15, 2016, Class B shares were converted into Class A shares in the Merged Fund.

The acquisition was accomplished by a tax-free exchange of shares on February 5, 2016. The share transactions associated with the merger are as follows:

Merged Fund	Shares Outstanding			Acquiring Fund	Shares Converted			Merged Fund Net Asset Value of Converted Shares
Virtus Dynamic Trend Fund	Class	A	9,028	Virtus Rampart Equity Trend Fund	Class	A	7,287	$82,432
		C	15,688			C	11,669	128,740
		I	14,645			I	11,946	135,785
		R	9			R	7	85

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Dynamic Trend Fund	$347,042	$1,481	Virtus Rampart Equity Trend Fund	$1,271,368

Assuming the acquisition had been completed on October 1, 2015, the Virtus Rampart Equity Trend Fund results of operations for the period ended September 30, 2016, would have been as follows:

Net investment income (loss)	$2,270	(a)
Net gain (loss) on investments	(13,042	)(b)

Net increase (decrease) in assets from operations	$(10,772)

(a)	$(3,505), as reported in the Statement of Operations, plus $5,775 Net Investment Income from Virtus Dynamic Trend Fund pre-merger.
(b)	$16,480, as reported in the Statement of Operations, plus $(29,522) Net Realized and Unrealized Gain (Loss) on Investments from Virtus Dynamic Trend Fund pre-merger.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Dynamic Trend Fund that have been included in the acquiring Virtus Rampart Equity Trend Fund Statement of Operations since February 5, 2016.

Note	12. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2017, the Funds did not hold any securities that were illiquid or restricted.

Note	13. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d)(1)(J) of the 1940 Act granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including ETFs, in each case subject to certain conditions.

58

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	14. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously sub-advised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification, was denied by the court. Plaintiffs have filed a motion seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note	15. Custody Fees Reimbursed

State Street Bank & Trust, custodian for certain Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amounts reimbursed, including interest, are shown in the Statement of Operations under “Custody Fees reimbursed.”

Note	16. Recent Accounting Pronouncement

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulations S-X amendments.

Note	17. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of the Funds, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Herzfeld Fund, Virtus Rampart Alternatives Diversifier Fund, Virtus Rampart Equity Trend Fund, Virtus Rampart Global Equity Trend Fund, Virtus Rampart Multi-Asset Trend Fund and Virtus Rampart Sector Trend Fund (constituting funds of Virtus Opportunities Trust, hereafter referred to as the “Funds”) as of September 30, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians, brokers, transfer agent of the investee fund and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

60

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2017

For the fiscal year ended September 30, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

Fund	QDI	DRD	LTCG
Herzfeld Fund	31%	18%	$—
Rampart Alternatives Diversifier Fund	81	51	—
Rampart Sector Trend Fund	100	100	—

For the fiscal year ended September 30, 2017, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands):

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Herzfeld Fund	$209	$16
Rampart Alternatives Diversifier Fund	355	8

61

CONSIDERATION OF SUBADVISORY AGREEMENT

FOR VIRTUS ALTERNATIVE DIVERSIFIER FUND,

VIRTUS EQUITY TREND FUND,

VIRTUS GLOBAL EQUITY TREND FUND,

VIRTUS MULTI-ASSET TREND FUND, AND

VIRTUS SECTOR TREND FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. At an in-person Board meeting held on June 1-2, 2017, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), authorized the appointment of Rampart Investment Management Company, LLC (the “Subadviser”) as subadviser to Virtus Alternative Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund, and Virtus Sector Trend Fund (individually and collectively, the “Funds”) and approved a new subadvisory agreement with the Subadviser (the “Subadvisory Agreement”). The Board also considered and approved the following name changes:

Fund Name	New Fund Name
Virtus Alternatives Diversifier Fund	Virtus Rampart Alternatives Diversifier Fund
Virtus Equity Trend Fund	Virtus Rampart Equity Trend Fund
Virtus Global Equity Trend Fund	Virtus Rampart Global Equity Trend Fund
Virtus Multi-Asset Trend Fund	Virtus Rampart Multi-Asset Trend Fund
Virtus Sector Trend Fund	Virtus Rampart Sector Trend Fund

In considering the proposal to appoint the Subadviser, the Board requested and evaluated information provided by Virtus Investment Advisers, Inc. (the “Adviser”) and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether appointment of the Subadviser would be in the best interests of the Funds and their shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the Subadviser and its representatives to the Funds and other Virtus Funds. The Board noted the affiliation of the Subadviser with the Adviser and any potential conflicts of interest.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Funds and their shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the Subadvisory Agreement, noting that they were already providing such services as representatives of the Adviser. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Funds were reasonable.

•	Investment Performance. The Board took into account that the proposed portfolio managers, in addition to already managing the Funds on behalf of the Adviser, managed other Virtus Funds on behalf of the Subadviser, and the Board considered the performance of each such fund relative to its benchmark and comparable accounts. The Board concluded that the performance of each such fund was satisfactory.

•	Subadvisory Fee. The Board took into account that the Funds’ subadvisory fees are paid by the Adviser and not by the Funds, so that the Funds’ shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fee schedule under the Subadvisory Agreement was the same as the subadvisory fee schedule for subadvisers of the Trust’s other funds (50% of the net advisory fee paid to the Adviser by the Funds), except for Virtus Alternative Diversifier Fund, which does not pay advisory fees and for which the Subadviser will not be paid subadvisory fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the expected profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement would be paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement and not by the Funds. In considering the reasonableness of the fees payable by the Adviser to the Subadviser, the Board noted that, because the Subadviser is an affiliate of the Adviser, such profitability might be directly or indirectly shared by the Adviser, and therefore the Board considered the profitability together. As a result, the expected profitability to the Subadviser of its relationship with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Funds to be a material factor in its consideration at this time.

•

Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth

62

CONSIDERATION OF SUBADVISORY AGREEMENT

FOR VIRTUS ALTERNATIVE DIVERSIFIER FUND,

VIRTUS EQUITY TREND FUND,

VIRTUS GLOBAL EQUITY TREND FUND,

VIRTUS MULTI-ASSET TREND FUND, AND

VIRTUS SECTOR TREND FUND

BY THE BOARD OF TRUSTEES (Continued)

in the Funds’ assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of the Adviser, there are no other direct benefits to the Subadviser in providing subadvisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Funds could provide the opportunity to provide subadvisory services to additional funds of the Trust or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Funds.

63

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).

64

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

65

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

66

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574, or visit Virtus.com.

8454	11-17

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Newfleet Multi-Sector Short Term Bond Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Newfleet Multi-Sector Short Term Bond Fund

(“Newfleet Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Newfleet Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large- and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Newfleet Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C1 shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,019.30	1.01%	$5.11
Class C	1,000.00	1,017.80	1.25	6.32
Class C1	1,000.00	1,017.40	1.75	8.85
Class R6	1,000.00	1,021.00	0.71	3.60
Class I	1,000.00	1,022.70	0.75	3.80

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.00	1.01	5.11
Class C	1,000.00	1,018.80	1.25	6.33
Class C1	1,000.00	1,016.29	1.75	8.85
Class R6	1,000.00	1,021.51	0.71	3.60
Class I	1,000.00	1,021.31	0.75	3.80

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index

The BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND (Unaudited) Fund Summary Portfolio Manager Commentary by Newfleet Asset Management, LLC	Ticker Symbols: Class A: NARAX Class C: PSTCX Class C1: PMSTX Class R6: VMSSX Class I: PIMSX

⬛	The Fund is diversified and has an investment objective of providing high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 3.07%; Class C shares returned 2.78%; Class C1 shares returned 2.28%; Class I shares returned 3.54%; and Class R6 shares from November 3, 2016 (inception date) through September 30, 2017 returned 3.54%*. For the same period, the BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index, which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned 1.82%.

*	Returns less than one year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	Most spread sectors outperformed U.S. Treasuries during the fiscal year ended September 30, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.
⬛	The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

⬛	As anticipated, the Federal Reserve (Fed) raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.00% to 1.25%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

⬛	Over the last 12 months, yields increased across the curve and the overall shape of the curve was unchanged as the shift in rates was parallel across most maturities.

What factors affected the Fund’s performance during its fiscal year?

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

⬛	Among fixed income sectors the Fund’s allocations to corporate high yield and emerging markets high yield, as well as issue selection within asset-backed securities were the largest positive contributors to performance for the fiscal year.

⬛	During the fiscal year, the Fund’s allocation to agency mortgage-backed securities detracted from performance, although the Fund’s underweight versus the benchmark was beneficial. Also, issue selection within the bank loan allocation detracted during the period as a handful of credit-specific events impacted performance.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND (Unaudited) (Continued)

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2017.
Corporate Bonds and Notes		36%
Financials	13%
Energy	6
Industrials	3
All other Corporate Bonds and Notes	14
Mortgage-Backed Securities		22
Asset-Backed Securities		21
Loan Agreements		11
Foreign Government Securities		7
Other (includes short-term investment)		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	3.07%	2.51%	4.52%	—		—
Class A Shares at POP[3,4]	0.75	2.04	4.28	—		—
Class C Shares at NAV[2] and with CDSC[4]	2.78	2.26	4.27	—		—
Class C1 Shares at NAV[2] and with CDSC[4]	2.28	1.76	3.76	—		—
Class R6 Shares at NAV[2]	—	—	—	3.54%		11/3/16
Class I Shares at NAV[2]	3.54	2.80	—	5.12		6/6/08
Bloomberg Barclays U.S. Aggregate Bond Index*	0.07	2.07	4.27	—	[7]	—
BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index*	1.82	1.88	3.27	—	[5]	—

Fund Expense Ratios6: Class A Shares: 1.00%; Class C Shares: 1.25%; Class C1 Shares: 1.75%; Class R6 Shares: 0.68%; Class I Shares: 0.75%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C1 shares are 1% within the first year and 0% thereafter.
[5]	The Index returned 3.12% for Class I shares and 1.70% for Class R6 shares since the inception date of the respective share class.
[6]	The expense ratios for the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.
[7]	The Index returned 4.09% for Class I shares and 0.80% for Class R6 shares since the inception date of the respective share class.
*	The BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index is an appropriate broad-based index. The Fund is no longer using the Bloomberg Barclays U.S. Aggregate Bond Index.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A, Class C, and Class C1 shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

8

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.3%
U.S. Treasury Note 1.375%, 1/15/20	$62,850		$62,624
1.375%, 4/30/20	33,000		32,829
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $95,837)			95,453
MUNICIPAL BONDS—0.1%
Virginia—0.1%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	4,635		4,240
TOTAL MUNICIPAL BONDS (Identified Cost $4,320)			4,240
FOREIGN GOVERNMENT SECURITIES—7.2%
Argentine Republic 6.875%, 4/22/21	19,945		21,720
5.625%, 1/26/22	6,970		7,312
7.500%, 4/22/26	12,545		14,082
Series NY, 8.280%, 12/31/33	24,360		28,319
Bolivarian Republic of Venezuela 7.000%, 12/1/18	20,999		13,649
RegS, 7.750%, 10/13/19(4)	9,851		4,458
Dominican Republic 144A, 6.600%, 1/28/24(3)	7,115		7,995
144A, 6.875%, 1/29/26(3)	3,300		3,764
Federative Republic of Brazil 12.500%, 1/5/22	62,795	BRL	22,653
Treasury Note Series F, 10.000%, 1/1/23	47,335	BRL	15,804
8.500%, 1/5/24	37,050	BRL	11,849
Treasury Note Series F, 10.000%, 1/1/25	37,510	BRL	12,475
10.250%, 1/10/28	13,095	BRL	4,518
Provincia de Buenos Aires 144A 7.875%, 6/15/27(3)	5,000		5,431

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Provincia de Buenos Aires Argentina 144A, 5.750%, 6/15/19(3)	$5,795		$6,012
144A, 6.500%, 2/15/23(3)	18,460		19,506
Republic of Chile 5.500%, 8/5/20	11,647,000	CLP	19,308
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	21,072,000	COP	7,685
4.375%, 3/21/23	33,056,000	COP	10,750
9.850%, 6/28/27	24,145,000	COP	10,304
Republic of Costa Rica 144A 4.375%, 4/30/25(3)	18,640		18,360
Republic of Indonesia
144A, 5.875%, 1/15/24(3)	9,500		10,890
Series FR70, 8.375%, 3/15/24	177,598,000	IDR	14,586
Series FR56, 8.375%, 9/15/26	258,591,000	IDR	21,666
Republic of Kazakhstan 144A 5.125%, 7/21/25(3)	6,495		7,192
Republic of South Africa
Series R208, 6.750%, 3/31/21	146,750	ZAR	10,593
5.875%, 5/30/22	9,500		10,430
4.665%, 1/17/24	29,080		29,749
Republic of Turkey 5.625%, 3/30/21	39,640		42,150
6.250%, 9/26/22	33,795		37,067
7.375%, 2/5/25	16,030		18,620
Russian Federation 144A, 7.850%, 3/10/18(3)	410,000	RUB	7,119
Series 6216, 6.700%, 5/15/19	1,682,000	RUB	28,886
Sultanate of Oman 144A, 3.625%, 6/15/21(3)	9,610		9,659
144A, 4.750%, 6/15/26(3)	5,295		5,234

See Notes to Financial Statements

9

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
United Mexican States Series M 6.500%, 6/9/22	250,769	MXN	$13,652
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $525,124)			533,447
MORTGAGE-BACKED SECURITIES—21.5%
Agency—4.9%
FNMA 4.500%, 4/1/18	$16		16
5.000%, 10/1/19	74		76
5.500%, 2/1/20	19		19
5.500%, 3/1/20	12		12
5.500%, 3/1/20	6		6
5.500%, 3/1/20	13		13
5.500%, 3/1/20	40		41
5.500%, 4/1/20	80		82
5.000%, 6/1/20	159		163
4.000%, 8/1/25	6,205		6,521
3.000%, 6/1/27	665		685
3.000%, 10/1/30	20,193		20,786
3.000%, 10/1/30	29,442		30,263
2.500%, 2/1/31	33,470		33,718
3.000%, 2/1/31	12,760		13,116
6.000%, 12/1/32	29		33
5.500%, 2/1/33	37		41
5.500%, 5/1/34	197		219
6.000%, 8/1/34	160		183
5.500%, 11/1/34	143		158
5.500%, 11/1/34	133		147
6.000%, 11/1/34	137		154
5.500%, 12/1/34	42		47
5.500%, 1/1/35	219		245
6.000%, 7/1/37	17		19
6.000%, 4/1/38	111		125
5.000%, 12/1/39	3,426		3,797
4.500%, 4/1/40	5,323		5,750
5.000%, 8/1/40	6,091		6,649
4.000%, 10/1/40	117		124
4.000%, 3/1/41	4,084		4,317
4.500%, 5/1/41	3,778		4,087
3.500%, 4/1/42	8,381		8,676
4.000%, 10/1/44	19,360		20,397
3.500%, 1/1/46	9,595		9,895
4.000%, 1/1/46	12,295		12,945
3.500%, 6/1/46	19,181		19,780
3.500%, 12/1/46	16,937		17,467
3.500%, 1/1/47	22,095		22,785

	PAR VALUE	VALUE
Agency (continued)
4.000%, 4/1/47	$7,692	$8,099
3.500%, 7/1/47	29,435	30,355
3.500%, 7/1/47	8,792	9,067
4.000%, 7/1/47	35,395	37,271
4.000%, 8/1/47	28,787	30,313
GNMA 6.500%, 11/15/31	18	20
6.500%, 2/15/32	11	12

		358,694

Non-Agency—16.6%
ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32	487	494
Adjustable Rate Mortgage Trust 05-1, 3A1 3.313%, 5/25/35(2)	2,664	2,688
American Homes 4 Rent Trust 15-SFR1, A 144A 3.467%, 4/17/52(3)	11,656	12,048
Ameriquest Mortgage Securities, Inc. 03-10, AF6, 5.210%, 11/25/33(2)	426	438
03-10,AV1, (1 month LIBOR + 0.760%) 1.997%, 12/25/33(2)	3,890	3,868
AMSR Trust 16-SFR1, A 144A, (1 month LIBOR + 1.400%) 2.634%, 11/17/33(2)(3)	4,170	4,207
16-SFR1, C 144A, (1 month LIBOR + 2.250%) 3.484%, 11/17/33(2)(3)	3,495	3,556
16-SFR1, D 144A, (1 month LIBOR + 2.400%) 3.634%, 11/17/33(2)(3)	425	431
Angel Oak Mortgage Trust LLC 17-1, A3 144A 3.644%, 1/25/47(2)(3)	1,462	1,478

See Notes to Financial Statements

10

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Asset Backed Funding Certificates 05-AQ1, A6 4.780%, 1/25/35(2)	$1,099	$1,128
Aventura Mall Trust 13-AVM, A 144A 3.867%, 12/5/32(2)(3)	10,350	10,771
Banc of America Funding Trust 04-4, 3A1, 4.750%, 10/25/19	701	646
04-B, 2A1, 3.640%, 11/20/34(2)	667	673
04-D, 5A1, 3.541%, 1/25/35(2)	3,526	3,327
05-1, 1A1, 5.500%, 2/25/35	387	388
06-2, 3A1, 6.000%, 3/25/36	1,660	1,682
Banc of America Mortgage Trust 05-3, 1A15 5.500%, 4/25/35	1,035	1,050
Bank of America (Countrywide) Asset-Backed Certificates 05-1, AF5A 5.090%, 7/25/35(2)	9,315	9,632
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	17,774	18,302
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates Trust 04-10, AF6 4.485%, 12/25/34(2)	154	158
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2, 3.575%, 5/25/34(2)	1,073	1,069

	PAR VALUE	VALUE
Non-Agency (continued)
04-4, A6, 5.500%, 5/25/34	$606	$610
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 15-200P, A 144A 3.218%, 4/14/33(3)	12,120	12,262
Bank of America (Merrill Lynch) Investors Trust MLMI 04-A4, A1 3.280%, 8/25/34(2)	1,248	1,268
Bayview Commercial Asset Trust
06-2A, A2 144A, (1 month LIBOR + 0.280%) 1.517%, 7/25/36(2)(3)	5,702	5,404
08-1, A3 144A, (1 month LIBOR + 1.500%) 2.737%, 1/25/38(2)(3)	8,889	8,811
Bayview Financial Acquisition Trust
07-A, 1A2, 6.205%, 5/28/37(2)	4,359	4,512
06-A, 1A4, 6.087%, 2/28/41(2)	6,400	6,526
Bayview Koitere Fund Trust 17-RT4, A 144A 3.500%, 7/28/57(2)(3)	9,907	10,166
Bayview Opportunity Master Fund IIIa Trust 17-RN7, A1 144A 3.105%, 9/28/32(3)	12,000	12,000
Bayview Opportunity Master Fund IIIb Trust 17-RN2, A1 144A 3.475%, 4/28/32(2)(3)	5,010	5,040
Bayview Opportunity Master Fund IVa Trust
16-SPL1, B1 144A, 4.250%, 4/28/55(3)	7,758	8,020

See Notes to Financial Statements

11

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
17-RT1, A1 144A, 3.000%, 3/28/57(2)(3)	$4,850	$4,902
17-SLP5, B1 144A, 4.000%, 6/28/57(2)(3)	5,910	6,224
17-SPL1, B1 144A, 4.250%, 10/28/64(2)(3)	7,957	8,289
Bayview Opportunity Master Fund IVb Trust
16-SPL2, B1 144A, 4.250%, 6/28/53(2)(3)	5,532	5,718
17-SPL3, B1 144A, 4.250%, 11/28/53(2)(3)	2,000	2,092
17-SPL4, A 144A, 3.500%, 1/28/55(2)(3)	3,473	3,560
Citigroup Commercial Mortgage Trust 16-SMPL, A 144A 2.228%, 9/10/31(3)	3,655	3,622
Citigroup Mortgage Loan Trust, Inc.
04-UST1, A3, 3.215%, 8/25/34(2)	952	957
04-NCM2, 2CB2, 6.750%, 8/25/34	9,474	10,190
14-A, A 144A, 4.000%, 1/25/35(2)(3)	7,848	8,170
05-5, 2A3, 5.000%, 8/25/35	282	280
15-PS1, A1 144A, 3.750%, 9/25/42(2)(3)	7,150	7,300
15-A, A1 144A, 3.500%, 6/25/58(2)(3)	3,144	3,194
CLNS Trust 17-IKPR, B 144A , (1 month LIBOR + 1.000%) 2.235%, 6/11/32(2)(3)	11,820	11,816
Cold Storage Trust 17-ICE3, A 144A , (1 month LIBOR + 1.000%) 2.234%, 4/15/36(2)(3)	21,345	21,411
Colony American Finance Ltd. 15-1, A 144A 2.896%, 10/15/47(3)	9,782	9,839

	PAR VALUE	VALUE
Non-Agency (continued)
Colony Multi-Family Mortgage Trust 14-1, A 144A 2.543%, 4/20/50(3)	$3,971	$3,955
Colony Starwood Homes Trust 16-2A, C 144A , (1 month LIBOR + 2.150%) 3.384%, 12/17/33(2)(3)	18,880	18,895
COLT Mortgage Loan Trust Funding LLC
16-1, A1 144A, 3.000%, 5/25/46(3)	2,840	2,887
16-2, A1 144A, 2.750%, 9/25/46(2)(3)	6,954	7,053
16-3, A1 144A, 2.800%, 12/26/46(2)(3)	3,756	3,757
17-1, A3 144A, 3.074%, 5/27/47(2)(3)	1,456	1,473
Commercial Mortgage Lease-Backed Certificates 01-CMLB, A3 144A 7.471%, 6/20/31(2)(3)	4,080	4,515
Commercial Mortgage Trust 14-277P, A 144A 3.732%, 8/10/49(2)(3)	8,705	9,089
Credit Suisse Commercial Mortgage Trust 14-LVR2, A2 144A 3.821%, 4/25/44(2)(3)	8,998	9,295
Credit Suisse First Boston Mortgage Securities Corp.
03-27, 5A3, 5.250%, 11/25/33	1,025	1,038
03-AR30, 5A1, 3.310%, 1/25/34(2)	4,961	5,078
04-8, 7A1, 6.000%, 12/25/34	4,743	4,973

See Notes to Financial Statements

12

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Credit Suisse Mortgage Capital Trust
16-BDWN, A 144A, (1 month LIBOR + 2.900%) 4.134%, 2/15/29(2)(3)	$2,975	$2,986
13-HYB1, A16 144A, 2.998%, 4/25/43(2)(3)	4,352	4,403
Credit Suisse Mortgage Trust 17-FHA1, A1 144A 3.250%, 4/25/47(2)(3)	12,928	13,041
Deephaven Residential Mortgage Trust
17-1A, A1 144A, 2.725%, 12/26/46(2)(3)	6,814	6,795
17-1A, A2 144A, 2.928%, 12/26/46(2)(3)	1,727	1,723
17-2A, A1 144A, 2.453%, 6/25/47(2)(3)	5,647	5,614
17-2A, A2 144A, 2.606%, 6/25/47(2)(3)	2,549	2,534
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	16,875	17,098
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(2)(3)	20,266	20,591
GMAC Mortgage Corp. Loan Trust
04-AR1, 12A, 3.960%, 6/25/34(2)	3,875	3,924
05-AR1, 5A, 3.563%, 3/18/35(2)	1,330	1,265
Goldman Sachs Mortgage Securities Trust 12-ALOH, A 144A 3.551%, 4/10/34(3)	8,176	8,524

	PAR VALUE	VALUE
Non-Agency (continued)
GSAA Home Equity Trust
05-1, AF4, 5.619%, 11/25/34(2)	$305	$311
05-12, AF3W, 4.999%, 9/25/35(2)	3,514	3,556
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	713	638
Hilton USA Trust 16-SFP, B 144A 3.323%, 11/5/35(3)	22,020	22,142
Home Equity Loan Trust
06-HI1, M1, 6.010%, 2/25/36(2)	1,088	1,092
07-HSA3, AI4, 6.110%, 6/25/37(2)	7,393	7,413
Hospitality Mortgage Trust 17-HIT, B 144A , (1 month LIBOR + 1.180%) 2.412%, 5/8/30(2)(3)	12,255	12,255
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	2,031	2,027
Jefferies Resecuritization Trust
14-R1, 1A1 144A, 4.000%, 12/27/37(3)	2,203	2,200
14-R1, 2A1 144A, 4.000%, 12/27/37(3)	988	981
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
04-10, 14A1, 3.452%, 1/25/35(2)	1,018	1,007
04-10, 21A1, 3.527%, 1/25/35(2)	6,691	6,782
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust 07-PW18, AM 6.084%, 6/11/50(2)	12,400	12,421

See Notes to Financial Statements

13

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
04-CB1, 5A, 5.000%, 6/25/19	$372	$374
03-AR6, A1, 3.231%, 6/25/33(2)	603	607
03-AR4, 2A1, 3.012%, 8/25/33(2)	177	176
04-CB1, 2A, 5.000%, 6/25/34	1,895	1,923
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A, 4.311%, 8/5/32(3)	7,503	7,773
15-SGP, B 144A, (1 month LIBOR + 2.750%) 3.977%, 7/15/36(2)(3)	13,925	14,029
11-C4, A3 144A, 4.106%, 7/15/46(3)	1,808	1,829
06-LDP9, AM, 5.372%, 5/15/47	12,813	12,805
14-C22, A4, 3.801%, 9/15/47	16,998	17,880
07-LDPX, AM, 5.464%, 1/15/49(2)	6,622	6,617
JPMorgan Chase Mortgage Trust
14-2, 2A2 144A, 3.500%, 6/25/29(2)(3)	8,460	8,643
4-5, B1 144A, 3.008%, 10/25/29(2)(3)	2,949	2,911
14-5, B2 144A, 3.008%, 10/25/29(2)(3)	1,388	1,363
06-A2, 4A1, 3.728%, 8/25/34(2)	1,172	1,184
04-A4, 2A1, 3.464%, 9/25/34(2)	4,412	4,496
05-A1, 4A1, 3.702%, 2/25/35(2)	554	563
05-A2, 4A1, 3.187%, 4/25/35(2)	825	819

	PAR VALUE	VALUE
Non-Agency (continued)
05-A4, 3A1, 3.329%, 7/25/35(2)	$2,938	$2,984
06-A6, 3A3L, 3.399%, 10/25/36(2)	1,152	1,015
14-1, 1A1 144A, 4.000%, 1/25/44(2)(3)	16,104	16,642
15-1, AM1 144A, 2.630%, 12/25/44(2)(3)	13,817	13,877
16-1, M2 144A, 3.750%, 4/25/45(2)(3)	14,379	14,630
15-5, A2 144A, 2.859%, 5/25/45(2)(3)	13,031	13,097
16-2, M2 144A, 3.750%, 12/25/45(2)(3)	14,823	15,081
11-C4, A4 144A, 4.388%, 7/15/46(3)	5,175	5,487
16-5, A1 144A, 2.609%, 12/25/46(2)(3)	43,658	43,734
17-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	10,675	10,632
MASTR Adjustable Rate Mortgages Trust 04-12, 3A1 3.718%, 11/25/34(2)	374	371
MASTR Alternative Loan Trust
04-7, 4A1, 4.500%, 7/25/19	966	970
03-8, 2A1, 5.750%, 11/25/33	3,985	4,110
04-4, 6A1, 5.500%, 4/25/34	2,388	2,472
04-6, 7A1, 6.000%, 7/25/34	4,371	4,267
04-7, 9A1, 6.000%, 8/25/34	11,451	11,814
05-2, 2A1, 6.000%, 1/25/35	2,781	2,869
05-2, 1A1, 6.500%, 3/25/35	8,510	8,738
MASTR Asset Securitization Trust 05-1, 1A1 5.000%, 5/25/20	337	341
Mill City Mortgage Trust
15-1, A3 144A, 3.000%, 6/25/56(2)(3)	11,900	11,928

See Notes to Financial Statements

14

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
16-1, A1 144A, 2.500%, 4/25/57(2)(3)	$3,269	$3,267
17-1, A1 144A, 2.750%, 11/25/58(2)(3)	9,767	9,821
Morgan Stanley – Bank of America (Merrill Lynch) Trust 13-C13, AS 4.266%, 11/15/46	1,735	1,843
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(3)	14,805	14,659
Morgan Stanley Capital I Trust 08-T29, AM 6.498%, 1/11/43(2)	1,610	1,620
Morgan Stanley Mortgage Loan Trust
04-2AR, 4A, 2.902%, 2/25/34(2)	638	647
04-2AR, 3A, 3.118%, 2/25/34(2)	972	977
Morgan Stanley Residential Mortgage Loan Trust 14-1A, A1 144A 2.967%, 6/25/44(2)(3)	5,227	5,295
Motel 6 Trust 17-MTL6, A 144A , (1 month LIBOR + 0.920%) 2.154%, 8/15/34(2)(3)	17,855	17,877
National City Mortgage Capital Trust 08-1, 2A1 6.000%, 3/25/38	1,254	1,296
New Residential Mortgage Loan Trust
16-2A, A1 144A, 3.750%, 11/26/35(2)(3)	15,551	16,060
14-1A, A 144A, 3.750%, 1/25/54(2)(3)	13,913	14,316
14-2A, A3 144A, 3.750%, 5/25/54(2)(3)	1,292	1,319

	PAR VALUE	VALUE
Non-Agency (continued)
14-3A, AFX3 144A, 3.750%, 11/25/54(2)(3)	$10,995	$11,105
15-2A, A1 144A, 3.750%, 8/25/55(2)(3)	8,576	8,866
16-1A, A1 144A, 3.750%, 3/25/56(2)(3)	7,189	7,374
16-3A, A1 144A, 3.750%, 9/25/56(2)(3)	7,849	8,096
16-4A, A1 144A, 3.750%, 11/25/56(2)(3)	5,658	5,838
17-2A, A3 144A, 4.000%, 3/25/57(2)(3)	10,366	10,833
NovaStar Mortgage Funding Trust Series 04-4, M5, (1 month LIBOR + 1.725%) 2.962%, 3/25/35(2)	3,556	3,560
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(3)	10,700	11,110
Pretium Mortgage Credit Partners I LLC
17-NPL3, A1 144A, 3.250%, 6/29/32(2)(3)	2,264	2,261
17-NPL2, A1 144A, 3.250%, 3/28/57(2)(3)	14,418	14,422
Progress Residential Trust 17-SFR1, B 144A 3.017%, 8/17/34(3)	4,000	4,001
RCO Mortgage LLC 17-1, A1 144A 3.375%, 8/25/22(2)(3)	13,531	13,548
Residential Accredit Loans, Inc. 05-QS1, A5 5.500%, 1/25/35	308	308
Residential Asset Mortgage Products Trust
04-SL2, A3, 7.000%, 10/25/31	1,411	1,467
04-SL1, A8, 6.500%, 11/25/31	1,597	1,680
05-SL2, A4, 7.500%, 2/25/32	1,595	1,579

See Notes to Financial Statements

15

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
04-SL4, A3, 6.500%, 7/25/32	$672	$677
03-RS8, AI7, 5.015%, 9/25/33(2)	149	150
Residential Asset Securitization Trust
03-A11, A9, 5.750%, 11/25/33	2,088	2,118
04-A1, A5, 5.500%, 4/25/34	9,827	9,885
Residential Funding Mortgage Securities I, Inc. 06-S12, 1A1 5.500%, 12/25/21	491	495
Seasoned Credit Risk Transfer Trust Series 16-1, M1 144A 3.000%, 9/25/55(2)(3)	6,500	6,288
Sequoia Mortgage Trust
13-8, B1, 3.532%, 6/25/43(2)	6,578	6,630
17-CH1, A2 144A, 3.500%, 10/25/47(2)(3)	5,500	5,580
Starwood Waypoint Homes Trust 17-1, A 144A , (1 month LIBOR + 0.950%) 2.200%, 1/17/35(2)(3)	13,815	13,821
Structured Adjustable Rate Mortgage Loan Trust
04-4, 3A2, 3.471%, 4/25/34(2)	2,192	2,218
04-4, 3A1, 3.471%, 4/25/34(2)	496	498
04-4, 3A4, 3.471%, 4/25/34(2)	1,691	1,702
04-14, 7A, 3.411%, 10/25/34(2)	7,774	7,787
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	5,602	5,542

	PAR VALUE	VALUE
Non-Agency (continued)
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates 03-30, 2A1, 5.095%, 10/25/33(2)	$1,995	$2,031
03-33H, 1A1, 5.500%, 10/25/33	2,928	2,981
03-34A, 6A, 3.542%, 11/25/33(2)	2,216	2,193
Sutherland Commercial Mortgage Loans 17-SBC6, A 144A 3.192%, 5/25/37(2)(3)	10,622	10,581
Towd Point Mortgage Trust
15-1, A2 144A, 3.250%, 10/25/53(2)(3)	11,184	11,354
15-3, A1B 144A, 3.000%, 3/25/54(2)(3)	3,856	3,890
16-1, A1B 144A, 2.750%, 2/25/55(2)(3)	6,202	6,234
15-6, M1 144A, 3.750%, 4/25/55(2)(3)	11,010	11,443
15-5, A1B 144A, 2.750%, 5/25/55(2)(3)	5,633	5,662
15-5, A2 144A, 3.500%, 5/25/55(2)(3)	3,901	4,014
16-2, A1 144A, 3.000%, 8/25/55(2)(3)	6,636	6,710
16-3, A1 144A, 2.250%, 4/25/56(2)(3)	5,433	5,405
16-4, A1 144A, 2.250%, 7/25/56(2)(3)	10,518	10,449
15-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	22,328	22,714
Tricon American Homes Trust
16-SFR1, C 144A, 3.487%, 11/17/33(3)	4,640	4,676
17-SFR1, A 144A, 2.716%, 9/17/34(3)	3,595	3,579
Velocity Commercial Capital Loan Trust 17-1, AFX 144A 3.000%, 5/25/47(2)(3)	3,303	3,322

See Notes to Financial Statements

16

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Vericrest Opportunity Loan Trust
LVI LLC, 17-NPL3, A1 144A, 3.500%, 3/25/47(2)(3)	$13,732	$13,837
LVIII LLC, 17-NPL5, A1 144A, 3.375%, 5/28/47(2)(3)	3,128	3,148
Vericrest Opportunity Loan Trust LLC
15-NPL4, A1 144A, 3.500%, 2/25/55(2)(3)	1,929	1,936
17-NPL7, A1 144A, 3.250%, 4/25/59(2)(3)	10,732	10,773
Vericrest Opportunity Loan Trust LXII LLC 17-NPL9, A1 144A 3.125%, 9/25/47(2)(3)	9,715	9,718
Verus Securitization Trust
17-1A, A1 144A, 2.853%, 1/25/47(2)(3)	6,888	6,974
17-2A, A1 144A, 2.485%, 7/25/47(2)(3)	19,514	19,529
VSD 17-PLT1, A 3.600%, 12/25/43	7,043	7,047
Wells Fargo Mortgage Backed Securities Trust
03-G, A1, 3.365%, 6/25/33(2)	907	914
03-J, 5A1, 3.490%, 10/25/33(2)	274	278
04-4, A9, 5.500%, 5/25/34	1,334	1,359
04-U, A1, 3.490%, 10/25/34(2)	722	725
04-Z, 2A1, 3.009%, 12/25/34(2)	3,607	3,670
04-CC, A1, 3.127%, 1/25/35(2)	1,659	1,689
05-12, 1A1, 5.500%, 11/25/35	2,515	2,565
05-14, 2A1, 5.500%, 12/25/35	1,708	1,751

	PAR VALUE	VALUE
Non-Agency (continued)
07-16, 1A1, 6.000%, 12/28/37	$1,615	$1,682
07-AR10, 2A1, 5.691%, 1/25/38(2)	2,701	2,572

		1,228,440
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,575,364)		1,587,134
ASSET-BACKED SECURITIES—21.3%
American Credit Acceptance Receivables Trust
14-3, C 144A, 3.430%, 6/10/20(3)	10,224	10,242
17-3, B 144A, 2.250%, 1/11/21(3)	8,000	7,987
16-1A, B 144A, 4.240%, 6/13/22(3)	7,500	7,571
17-1, C 144A, 2.880%, 3/13/23(3)	9,000	9,022
17-2, C 144A, 2.860%, 6/12/23(3)	6,705	6,695
AmeriCredit Automobile Receivables Trust
14-2, C, 2.180%, 6/8/20	19,450	19,505
14-1, D, 2.540%, 6/8/20	22,955	23,067
15-3, C, 2.730%, 3/8/21	9,730	9,825
16-4, C, 2.410%, 7/8/22	18,468	18,456
17-1, C, 2.710%, 8/18/22	10,360	10,391
17-2, C, 2.970%, 3/20/23	7,840	7,918
17-3, D, 3.180%, 7/18/23	14,385	14,370
Ascentium Equipment Receivables LLC 15-A1, B 144A 2.260%, 6/10/21(3)	1,753	1,755

See Notes to Financial Statements

17

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Ascentium Equipment Receivables Trust 17-1A, B 144A 2.850%, 10/10/21(3)	$7,764	$7,761
Associates Manufactured Housing Pass-Through Certificates 96-1, B1 8.000%, 3/15/27(2)	571	583
Avis Budget Rental Car Funding LLC
(AESOP) 12-3A, A 144A, 2.100%, 3/20/19(3)	23,085	23,108
(AESOP) 13-2A, A 144A, 2.970%, 2/20/20(3)	6,350	6,409
2A, A 144A, 2.630%, 12/20/21(3)	17,315	17,315
(AESOP) 16-1A, A 144A, 2.990%, 6/20/22(3)	27,000	27,234
BCC Funding VIII LLC
14-A, B 144A, 3.123%, 8/20/20(3)	1,211	1,211
14-1A, C 144A, 4.216%, 8/20/20(3)	5,519	5,519
BCC Funding XIII LLC 16-1, D 144A 4.780%, 8/20/22(3)	5,392	5,324
BRE Grand Islander Timeshare Issuer LLC 17-1A, A 144A 2.940%, 5/25/29(3)	10,035	10,054
BXG Receivables Note Trust
12-A, A 144A, 2.660%, 12/2/27(3)	2,232	2,209
13-A, A 144A, 3.010%, 12/4/28(3)	4,827	4,845
15-A, A 144A, 2.880%, 5/2/30(3)	4,321	4,340
17-A, A 144A, 2.950%, 10/4/32(3)	9,277	9,245

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
California Republic Auto Receivables Trust
14-2, B, 2.340%, 4/15/20	$7,090	$7,121
15-3, B, 2.700%, 9/15/21	3,705	3,729
16-1, B, 3.430%, 2/15/22	4,615	4,696
17-1, B, 2.910%, 12/15/22	7,000	6,994
Capital Auto Receivables Asset Trust
15-2, C, 2.670%, 8/20/20	7,250	7,310
16-3, C, 2.350%, 9/20/21	8,935	8,863
CarFinance Capital Auto Trust 14-1A, B 144A, 2.720%, 4/15/20(3)	1,730	1,734
14-2A, B 144A, 2.640%, 11/16/20(3)	3,455	3,460
14-2A, C 144A, 3.240%, 11/16/20(3)	2,765	2,766
15-A1, B 144A, 2.910%, 6/15/21(3)	6,000	6,035
CarMax Auto Owner Trust
14-2, B, 1.880%, 11/15/19	1,000	1,001
15-2, C, 2.390%, 3/15/21	2,275	2,286
17-1, B, 2.540%, 9/15/22	5,025	5,062
Carnow Auto Receivables Trust 16-1A, D 144A 7.340%, 11/15/21(3)	4,460	4,471
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	8,666	8,541
Chrysler Capital Auto Receivables Trust
15-BA, D 144A, 4.170%, 1/16/23(3)	8,400	8,623

See Notes to Financial Statements

18

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
16-BA, D 144A, 3.510%, 9/15/23(3)	$2,150	$2,143
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)	16,812	16,933
CKE Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	21,654	21,816
Club Credit Trust 17-NP1, A
144A, 2.390%, 4/17/23(3)	1,441	1,442
17-NP1, B 144A, 3.170%, 4/17/23(3)	5,500	5,506
17-NP1, B 144A, 3.560%, 9/15/23(3)	4,565	4,565
Commonbond Student Loan Trust 17-AGS, A1 144A 2.550%, 5/25/41(3)	9,013	8,951
Conn’s Receivables Funding LLC 16-B, A 144A 3.730%, 10/15/18(3)	575	575
Consumer Installment Loan Trust 16-LD1, A 144A 3.960%, 7/15/22(3)	1,991	2,000
CPS Auto Receivables Trust
16-C, B 144A, 2.480%, 9/15/20(3)	3,000	3,008
16-B, B 144A, 3.180%, 9/15/20(3)	4,500	4,541
17-C, B 144A, 2.300%, 7/15/21(3)	6,610	6,599
16-A, C 144A, 3.800%, 12/15/21(3)	6,500	6,586
DB Master Finance LLC 17-1A, A2I 144A 3.629%, 11/20/47(3)	7,845	7,844
Diamond Resorts Owner Trust 14-1, A 144A 2.540%, 5/20/27(3)	5,847	5,795

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
DRB Prime Student Loan Trust 15-D, A3 144A 2.500%, 1/25/36(3)	$3,093	$3,094
Drive Auto Receivables Trust
16-AA, B 144A, 3.170%, 5/15/20(3)	2,725	2,730
17-1, B, 2.360%, 3/15/21	14,640	14,665
15-AA, C 144A, 3.060%, 5/17/21(3)	15,811	15,911
17-BA, C 144A, 2.610%, 8/16/21(3)	8,750	8,783
16-CA, C 144A, 3.020%, 11/15/21(3)	6,280	6,358
17-AA, C 144A, 2.980%, 1/18/22(3)	15,410	15,571
15-AA, D 144A, 4.120%, 7/15/22(3)	13,120	13,395
17-2, C, 2.750%, 9/15/23	4,030	4,024
Drug Royalty II LP 2 14-1, A2 144A 3.484%, 7/15/23(3)	11,041	11,045
Drug Royalty III LP 1
17-1A, A1 144A, (3 month LIBOR + 2.500%) 3.804%, 4/15/27(2)(3)	3,691	3,691
16-1A, A 144A, 3.979%, 4/15/27(3)	9,766	9,785
DT Auto Owner Trust
16-1A, B 144A, 2.790%, 5/15/20(3)	2,273	2,275
14-3A, C 144A, 3.040%, 9/15/20(3)	2,275	2,280
15-1A, C 144A, 2.870%, 11/16/20(3)	1,879	1,882
15-3A, C 144A, 3.250%, 7/15/21(3)	2,285	2,297
16-2A, C 144A, 3.670%, 1/18/22(3)	8,555	8,637
16-3A, C 144A, 3.150%, 3/15/22(3)	8,485	8,526
16-4A, C 144A, 2.740%, 10/17/22(3)	21,875	21,920

See Notes to Financial Statements

19

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
17-1A, D 144A, 3.550%, 11/15/22(3)	$10,000	$10,003
17-2A, D 144A, 3.890%, 1/15/23(3)	10,070	10,149
17-3A, C 144A, 3.010%, 5/15/23(3)	10,560	10,538
Earnest Student Loan Program LLC 17-A, A2 144A 2.650%, 1/25/41(3)	5,906	5,877
Exeter Automobile Receivables Trust
13-1A, C 144A, 3.520%, 2/15/19(3)	3,000	3,002
14-1A, C 144A, 3.570%, 7/15/19(3)	6,196	6,220
14-2A, C 144A, 3.260%, 12/16/19(3)	12,224	12,297
15-A1, C 144A, 4.100%, 12/15/20(3)	19,850	20,198
15-2A, C 144A, 3.900%, 3/15/21(3)	24,230	24,608
14-3A, D 144A, 5.690%, 4/15/21(3)	23,980	24,773
16-3A, B 144A, 2.840%, 8/16/21(3)	8,475	8,495
17-1A, B 144A, 3.000%, 12/15/21(3)	13,250	13,267
17-2A, B 144A, 2.820%, 5/16/22(3)	18,780	18,766
17-3A, B 144A, 2.810%, 9/15/22(3)	14,185	14,116
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	18,581	18,867
First Investors Auto Owner Trust
15-1A, C 144A, 2.710%, 6/15/21(3)	5,000	5,012
17-2A, B 144A, 2.650%, 11/15/22(3)	2,160	2,157
Flagship Credit Auto Trust
16-1, A 144A, 2.770%, 12/15/20(3)	2,584	2,600
14-2, D 144A, 5.210%, 2/15/21(3)	11,010	11,286

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
15-1, D 144A, 5.260%, 7/15/21(3)	$3,565	$3,676
15-2, C 144A, 4.080%, 12/15/21(3)	6,495	6,657
16-2, B 144A, 3.840%, 9/15/22(3)	4,175	4,268
16-3, D 144A, 3.890%, 11/15/22(3)	4,990	5,027
17-1, C 144A, 3.220%, 5/15/23(3)	7,500	7,521
17-3, C 144A, 2.910%, 9/15/23(3)	5,750	5,749
Foundation Finance Trust 16-1A, A 144A 3.960%, 6/15/35(3)	2,187	2,207
Foursight Capital Automobile Receivables Trust
16-1, A2 144A, 2.870%, 10/15/21(3)	5,143	5,162
17-1, B 144A, 3.050%, 12/15/22(3)	8,965	8,968
17-1, C 144A, 3.470%, 12/15/22(3)	2,258	2,258
GLS Auto Receivables Trust
16-1A, B 144A, 4.390%, 1/15/21(3)	10,500	10,521
17-1A, B 144A, 2.980%, 12/15/21(3)	12,150	12,125
17-1A, C 144A, 3.500%, 7/15/22(3)	5,900	5,884
GM Financial Consumer Automobile Receivables Trust 17-1A, B 144A 2.300%, 6/16/23(3)	4,185	4,178
Gold Key Resorts LLC 14-A, A 144A 3.220%, 3/17/31(3)	5,391	5,395
GreatAmerica Leasing Receivables Funding LLC 17-1, A4 144A 2.360%, 1/20/23(3)	18,010	17,994

See Notes to Financial Statements

20

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing LLC 15-2A, A 144A, 2.020%, 9/25/19(3)	$4,845	$4,829
16-1A, A 144A, 2.320%, 3/25/20(3)	8,800	8,789
15-1A, A 144A, 2.730%, 3/25/21(3)	29,900	29,914
3A, A 144A, 2.670%, 9/25/21(3)	25,000	24,784
Hilton Grand Vacations Trust 13-A, A 144A, 2.280%, 1/25/26(3)	4,716	4,698
14-AA, A 144A, 1.770%, 11/25/26(3)	6,745	6,667
17-AA, A 144A, 2.660%, 12/26/28(3)	6,493	6,499
HOA Funding LLC 14-1A, A2 144A 4.846%, 8/20/44(3)	8,817	8,249
Hyundai Auto Receivables Trust 14-B, D, 2.510%, 12/15/20	9,675	9,735
15-A, D, 2.730%, 6/15/21	8,950	8,983
17-B, B, 2.230%, 2/15/23	4,240	4,219
Laurel Road Prime Student Loan Trust 17-B, A2FX 144A 2.770%, 8/25/42(3)	6,745	6,732
Leaf Receivables Funding 12 LLC 17-1, B 144A 2.650%, 2/15/22(3)	9,145	9,110
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(3)	7,335	7,374
Marriott Vacation Club Owner Trust 12-1A, A 144A, 2.510%, 5/20/30(3)	8,499	8,506
10-1A, A 144A, 3.540%, 10/20/32(3)	238	239

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
10-1A, B 144A, 4.520%, 10/20/32(3)	$465	$467
Murray Hill Marketplace Trust 16-LC1, A 144A 4.190%, 11/25/22(3)	792	795
MVW Owner Trust 15-1A, B 144A, 2.960%, 12/20/32(3)	1,051	1,047
16-1A, A 144A, 2.250%, 12/20/33(3)	5,203	5,124
17-1A, A 144A, 2.420%, 12/20/34(3)	4,034	4,026
OneMain Direct Auto Receivables Trust 16-1A, B 144A 2.760%, 5/15/21(3)	5,000	5,014
OneMain Financial Issuance Trust 14-1A, A 144A, 2.430%, 6/18/24(3)	5	5
15-2A, A 144A, 2.570%, 7/18/25(3)	13,045	13,069
15-1A, A 144A, 3.190%, 3/18/26(3)	26,301	26,558
17-1A, A1 144A, 2.370%, 9/14/32(3)	5,500	5,476
Orange Lake Timeshare Trust 12-AA, A 144A, 3.450%, 3/10/27(3)	2,044	2,053
15-AA, A 144A, 2.880%, 9/8/27(3)	4,678	4,671
14-AA, A 144A, 2.290%, 7/9/29(3)	2,063	2,048
Prestige Auto Receivables Trust 14-1A, C 144A, 2.390%, 5/15/20(3)	7,000	7,029
17-1A, C 144A, 2.810%, 1/17/23(3)	8,355	8,378
Prosper Marketplace Issuance Trust 17-1A, B 144A, 3.650%, 6/15/23(3)	17,008	17,158
17-2A, B 144A, 3.480%, 9/15/23(3)	8,005	8,024

See Notes to Financial Statements

21

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust 13-3, C, 1.810%, 4/15/19	$19	$19
14-3, C, 2.130%, 8/17/20	6,558	6,568
16-2, B, 2.080%, 2/16/21	8,250	8,272
17-1, C, 2.580%, 5/16/22	9,830	9,853
17-2, C, 2.790%, 8/15/22	3,795	3,805
17-3, C, 2.760%, 12/15/22	4,510	4,515
17-2, D, 3.490%, 7/17/23	9,960	10,083
Sierra Receivables Funding Co., LLC 17-1A, A 144A 2.910%, 3/20/34(3)	7,166	7,205
Sierra Timeshare Receivables Funding LLC
12-3A, A 144A, 1.870%, 8/20/29(3)	4,311	4,311
13-1A, A 144A, 1.590%, 11/20/29(3)	1,557	1,556
14-1A, A 144A, 2.070%, 3/20/30(3)	1,399	1,397
14-2A, A 144A, 2.050%, 6/20/31(2)(3)	1,956	1,953
16-1A, A 144A, 3.080%, 3/21/33(3)	4,595	4,635
16-2A, A 144A, 2.330%, 7/20/33(3)	4,350	4,342
Silverleaf Finance LLC
XVII 13-A, A 144A, 2.680%, 3/16/26(3)	1,419	1,417
XVIII 14-A, A 144A, 2.810%, 1/15/27(3)	1,007	1,005
Skopos Auto Receivables Trust 15-2A, A 144A 3.550%, 2/15/20(3)	413	413

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust
13-B, A2A 144A, 1.850%, 6/17/30(3)	$4,383	$4,385
13-C, A2A 144A, 2.940%, 10/15/31(3)	3,717	3,754
SoFi Consumer Loan Program LLC 16-3, A 144A, 3.050%, 12/26/25(3)	12,480	12,600
17-1, A 144A, 3.280%, 1/26/26(3)	17,833	18,067
17-3, A 144A, 2.770%, 5/25/26(3)	8,589	8,624
17-5, A2 144A, 2.780%, 9/25/26(3)	14,080	14,033
SoFi Professional Loan Program LLC 14-B, A2 144A, 2.550%, 8/27/29(3)	628	631
15-A, A2 144A, 2.420%, 3/25/30(3)	2,638	2,639
16-A, A2 144A, 2.760%, 12/26/36(3)	1,568	1,582
17-A, A2B 144A, 2.400%, 3/26/40(3)	10,000	9,913
17-B, A1FX 144A, 1.830%, 5/25/40(3)	8,389	8,391
17-C, A2A 144A, 1.750%, 7/25/40(3)	6,765	6,759
Springleaf Funding Trust 16-AA, A 144A 2.900%, 11/15/29(3)	11,590	11,620
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 01-SB1, A2 3.375%, 8/25/31	1,143	1,131
SVO VOI Mortgage Corp. 12-AA, A 144A 2.000%, 9/20/29(3)	5,795	5,730

See Notes to Financial Statements

22

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
TCF Auto Receivables Owner Trust
14-1A, B 144A, 2.330%, 5/15/20(3)	$1,733	$1,738
14-1A, C 144A, 3.120%, 4/15/21(3)	2,035	2,042
16-PT1A, C 144A, 3.210%, 1/17/23(3)	10,900	10,871
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(3)	17,567	17,824
Tidewater Auto Receivables Trust
14-AA, C 144A, 2.560%, 8/15/19(3)	1,059	1,060
16-AA, B 144A, 3.130%, 3/15/20(3)	7,393	7,414
TRIP Rail Master Funding LLC 1A, A1 144A 2.709%, 8/15/47(3)	10,218	10,242
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	25,613	25,623
United Auto Credit Securitization Trust 16-2, C 144A 2.480%, 3/10/20(3)	9,425	9,437
Volvo Financial Equipment LLC Series
14-1A, C 144A, 1.940%, 11/15/21(3)	6,000	6,003
17-1A, B 144A, 2.400%, 1/18/22(3)	3,600	3,598
VSE VOI Mortgage LLC
16-A, A 144A, 2.540%, 7/20/33(3)	5,638	5,606
17-A, A 144A, 2.330%, 3/20/35(3)	10,550	10,496
Welk Resorts LLC
13-AA, A 144A, 3.100%, 3/15/29(3)	2,321	2,331
15-AA, A 144A, 2.790%, 6/16/31(3)	4,404	4,381

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
17-AA, A, 2.820%, 6/15/33	$3,407	$3,393
Wendy’s Funding LLC
15-1A, A2I 144A, 3.371%, 6/15/45(3)	10,990	11,088
15-1A, A2II 144A, 4.080%, 6/15/45(3)	9,401	9,627
Westgate Resorts LLC 16-1A, A 144A 3.500%, 12/20/28(3)	7,084	7,144
Westlake Automobile Receivables Trust
15-1A, C 144A, 2.290%, 11/16/20(3)	3,209	3,211
16-2A, C 144A, 2.830%, 5/17/21(3)	3,190	3,211
15-3A, D 144A, 4.400%, 5/17/21(3)	10,000	10,132
17-1A, B 144A, 2.300%, 10/17/22(3)	10,000	10,018
17-2A, C 144A, 2.590%, 12/15/22(3)	16,230	16,186
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,568,776)		1,573,800
CORPORATE BONDS AND NOTES—35.4%
Consumer Discretionary—2.0%
Alibaba Group Holding Ltd. 2.500%, 11/28/19	6,600	6,654
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(9)	3,565	4,742
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	7,910	7,811
Delphi Automotive plc 3.150%, 11/19/20	15,000	15,345
Delphi Corp. 4.150%, 3/15/24	3,665	3,887

See Notes to Financial Statements

23

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Discovery Communications LLC
2.200%, 9/20/19	$7,185	$7,208
2.950%, 3/20/23	10,295	10,303
Horton (D.R.), Inc. 4.750%, 2/15/23	10,550	11,430
Hyundai Capital America 144A 2.125%, 10/2/17(3)	2,940	2,940
International Game Technology plc 144A 6.250%, 2/15/22(3)	5,190	5,738
Marriott International, Inc. Series N 3.125%, 10/15/21	13,545	13,861
Newell Brands, Inc. 3.150%, 4/1/21	6,553	6,703
QVC, Inc. 3.125%, 4/1/19	12,765	12,894
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	8,970	9,520
SFR Group S.A.
144A, 6.000%, 5/15/22(3)	4,580	4,786
144A, 7.375%, 5/1/26(3)	7,075	7,623
TRI Pointe Group, Inc.
4.875%, 7/1/21	3,740	3,908
5.875%, 6/15/24	10,130	10,839
Wyndham Worldwide Corp. 4.150%, 4/1/24	915	927

		147,119

Consumer Staples—0.8%
BAT Capital Corp.
144A, 2.297%, 8/14/20(3)	7,230	7,252
144A, 2.764%, 8/15/22(3)	14,195	14,270

	PAR VALUE	VALUE
Consumer Staples (continued)
144A, 3.222%, 8/15/24(3)	$7,160	$7,175
Kraft Heinz Foods Co. (The) 3.500%, 7/15/22	4,543	4,700
MARB BondCo plc 144A 7.000%, 3/15/24(3)	14,495	14,278
Smithfield Foods, Inc.
144A, 2.700%, 1/31/20(3)	6,867	6,887
144A, 2.650%, 10/3/21(3)	791	790
144A, 3.350%, 2/1/22(3)	3,678	3,743

		59,095

Energy—6.0%
Afren plc 144A 11.500%, 2/1/16(3)(8)(16)	4,674	6
Anadarko Finance Co. Series B 7.500%, 5/1/31	3,000	3,732
Anadarko Petroleum Corp.
4.850%, 3/15/21	3,845	4,077
5.550%, 3/15/26	5,455	6,082
Antero Resources Corp. 5.625%, 6/1/23	6,835	7,125
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	6,070	6,298
Callon Petroleum Co. 6.125%, 10/1/24	7,720	8,067
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	11,090	11,256
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	7,155	8,130
Cimarex Energy Co. 4.375%, 6/1/24	11,490	12,151
CNOOC Finance Property Ltd. 2.625%, 5/5/20	5,800	5,823

See Notes to Financial Statements

24

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Continental Resources, Inc.
5.000%, 9/15/22	$5,035	$5,117
4.500%, 4/15/23	3,035	3,043
Ecopetrol S.A. 5.875%, 9/18/23	36,745	40,805
Enbridge Energy Partners LP 4.375%, 10/15/20	3,930	4,130
Encana Corp.
3.900%, 11/15/21	7,960	8,201
8.125%, 9/15/30	8,110	10,493
Energy Partners LP 4.500%, 11/1/23	4,855	5,086
Energy Transfer Equity LP 5.000%, 10/1/22	17,910	19,339
EP Energy LLC
9.375%, 5/1/20	7,130	5,936
144A, 8.000%, 11/29/24(3)	7,660	7,737
EQT Corp.
2.500%, 10/1/20	2,859	2,869
3.000%, 10/1/22	2,721	2,725
FTS International, Inc. 6.250%, 5/1/22	2,245	2,054
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	4,800	5,248
Kinder Morgan, Inc. 144A 5.625%, 11/15/23(3)	20,300	22,603
Lukoil International Finance BV 144A 3.416%, 4/24/18(3)	6,000	6,035
Newfield Exploration Co. 5.625%, 7/1/24	7,925	8,500
NGL Energy Partners LP 5.125%, 7/15/19	11,500	11,500
Oasis Petroleum, Inc. 6.875%, 3/15/22	10,500	10,684
Peabody Energy Corp. 144A 6.000%, 3/31/22(3)	10,496	10,837

	PAR VALUE	VALUE
Energy (continued)
Petrobras Global Finance BV
8.375%, 5/23/21	$35,515	$41,078
144A, 5.299%, 1/27/25(3)	5,992	5,983
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)	9,545	2,902
Petroleos Mexicanos
4.875%, 1/24/22	45,120	47,320
6.875%, 8/4/26	13,475	15,328
PTTEP Treasury Center Co., Ltd. 144A, 4.875%, 12/31/49(3)	3,007	3,058
Sabine Pass Liquefaction LLC
5.625%, 2/1/21	8,000	8,669
6.250%, 3/15/22	8,415	9,462
Sinopec Capital Ltd. 144A 1.875%, 4/24/18(3)	11,750	11,738
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	6,435	7,239
Transocean, Inc.
144A, 9.000%, 7/15/23(3)	3,680	3,965
6.800%, 3/15/38	7,800	6,357
Ultra Resources, Inc. 144A 6.875%, 4/15/22(3)	1,258	1,283
Weatherford International Ltd. 144A 9.875%, 2/15/24(3)	4,795	5,275
YPF S.A. 144A 8.500%, 3/23/21(3)	7,000	7,855

		443,201

Financials—12.4%
AerCap Ireland Capital Ltd. 3.950%, 2/1/22	3,670	3,819

See Notes to Financial Statements

25

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Air Lease Corp. 2.625%, 9/4/18	$5,495		$5,539
Akbank TAS 144A 7.500%, 2/5/18(3)	33,705	TRY	9,320
Altice US Finance I Corp. 144A 5.375%, 7/15/23(3)	8,250		8,724
Ares Capital Corp.
3.875%, 1/15/20	4,286		4,394
3.625%, 1/19/22	4,475		4,539
3.500%, 2/10/23	11,230		11,098
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	14,195		14,766
Aviation Capital Group Corp. 144A 2.875%, 9/17/18(3)	4,415		4,453
Banco de Credito del Peru 144A 4.250%, 4/1/23(3)	15,500		16,500
Bank of America Corp.
2.000%, 1/11/18	14,905		14,921
5.490%, 3/15/19	2,868		2,997
(3 month LIBOR + 1.180%) 2.487%, 10/21/22(2)	10,735		10,912
(3 month LIBOR + 1.000%) 2.313%, 4/24/23(2)	14,445		14,570
4.200%, 8/26/24	10,473		11,006
Bank of Baroda 144A 4.875%, 7/23/19(3)	11,775		12,248
Bank of India 144A 3.625%, 9/21/18(3)	10,200		10,291
Barclays Bank plc 144A 6.050%, 12/4/17(3)	13,130		13,222
Barclays plc 3.200%, 8/10/21	10,345		10,504
BBVA Banco Continental S.A. RegS 5.000%, 8/26/22(4)	16,280		17,745

	PAR VALUE		VALUE
Financials (continued)
Blackstone Holdings Finance Co., LLC 144A 6.625%, 8/15/19(3)	$7,105		$7,699
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	4,570,000	CLP	7,452
Brookfield Finance LLC 4.000%, 4/1/24	15,475		16,022
Capital One N.A. 2.950%, 7/23/21	14,425		14,615
Capital One N.A. 2.400%, 9/5/19	5,000		5,022
Citigroup, Inc.
(3 month LIBOR + 0.960%) 2.274%, 4/25/22(2)	18,055		18,164
(3 month LIBOR + 1.430%) 2.746%, 9/1/23(2)	10,755		11,030
3.200%, 10/21/26	7,335		7,227
Corp Financiera de Desarrollo SA 144A 4.750%, 7/15/25(3)	6,000		6,465
Discover Bank 8.700%, 11/18/19	1,750		1,955
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	14,685		14,963
Fifth Third Bancorp 4.500%, 6/1/18	6,745		6,869
First Tennessee Bank N.A. 2.950%, 12/1/19	4,500		4,546
Ford Motor Credit Co., LLC 5.000%, 5/15/18	10,000		10,197
FS Investment Corp. 4.250%, 1/15/20	7,725		7,917
General Motors Financial Co., Inc.
3.500%, 7/10/19	9,715		9,949
4.200%, 3/1/21	7,300		7,650

See Notes to Financial Statements

26

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Genworth Holdings, Inc. 7.625%, 9/24/21	$6,910	$6,723
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	4,425	4,391
4.250%, 10/21/25	24,315	25,340
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	21,012	21,537
HBOS plc 144A 6.750%, 5/21/18(3)	685	705
HSBC Holdings plc , (3 month LIBOR + 1.500%) 2.801%, 1/5/22(2)	6,524	6,731
HSBC USA, Inc. 2.625%, 9/24/18	19,485	19,670
Huntington Bancshares, Inc. 7.000%, 12/15/20	17,065	19,396
ICICI Bank Ltd. RegS 4.700%, 2/21/18(4)	13,000	13,128
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	6,275	6,373
International Lease Finance Corp. 3.875%, 4/15/18	7,635	7,720
iStar, Inc.
4.875%, 7/1/18	6,945	7,033
6.000%, 4/1/22	4,815	4,984
5.250%, 9/15/22	6,650	6,750
Jefferies Group LLC
5.125%, 4/13/18	6,541	6,656
5.125%, 1/20/23	3,725	4,067
JPMorgan Chase & Co.
2.295%, 8/15/21	4,495	4,490
(3 month LIBOR + 0.900%) 2.214%, 4/25/23(2)	18,055	18,183
JPMorgan Chase Bank N.A. 1.650%, 9/23/19	8,805	8,772

	PAR VALUE	VALUE
Financials (continued)
Lazard Group LLC 4.250%, 11/14/20	$7,765	$8,202
Lincoln National Corp.
8.750%, 7/1/19	4,613	5,128
(3 month LIBOR + 2.040%) 3.347%, 4/20/67(2)(6)	2,885	2,606
Macquarie Group Ltd.
144A, 3.000%, 12/3/18(3)	4,870	4,928
144A, 6.000%, 1/14/20(3)	10,950	11,827
Morgan Stanley
(3 month LIBOR + 0.930%) 2.243%, 7/22/22(2)	18,055	18,123
(3 month LIBOR + 1.400%) 2.713%, 10/24/23(2)	25,080	25,644
Navient Corp.
6.500%, 6/15/22	8,220	8,718
7.250%, 9/25/23	3,620	3,932
Nuveen Finance LLC 144A 2.950%, 11/1/19(3)	2,850	2,897
Prudential Financial, Inc., 8.875%, 6/15/38	11,200	11,732
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)	8,655	8,704
S&P Global, Inc. 3.300%, 8/14/20	15,097	15,484
Santander Holdings USA, Inc.
2.700%, 5/24/19	10,650	10,733
2.650%, 4/17/20	7,540	7,573
144A, 3.700%, 3/28/22(3)	7,190	7,323
SBA Tower Trust
144A, 3.156%, 10/8/20(3)	6,050	6,095
144A, 3.168%, 4/11/22(3)	18,490	18,471

See Notes to Financial Statements

27

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Sberbank of Russia 5.717%, 6/16/21(5)	$7,000	$7,566
Springleaf Finance Corp. 6.125%, 5/15/22	6,040	6,397
State Bank of India 144A 3.250%, 4/18/18(3)	10,470	10,537
State Street Corp. 4.956%, 3/15/18	24,025	24,362
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	11,820	12,006
Toronto-Dominion Bank (The) 2.125%, 4/7/21	11,005	10,971
Trinity Acquisition plc
3.500%, 9/15/21	1,485	1,516
4.400%, 3/15/26	9,145	9,692
Turkiye Garanti Bankasi AS 144A 4.750%, 10/17/19(3)	8,500	8,691
Turkiye Is Bankasi 144A 3.750%, 10/10/18(3)	12,630	12,651
Turkiye Vakiflar Bankasi TAO
144A, 3.750%, 4/15/18(3)	4,000	4,002
144A, 5.625%, 5/30/22(3)	14,600	14,828
UBS Group Funding Jersey Ltd. 144A 2.650%, 2/1/22(3)	8,475	8,439
Vnesheconombank 144A 6.902%, 7/9/20(3)	9,500	10,273
Wells Fargo & Co.
3.069%, 1/24/23	6,915	7,032
(3 month LIBOR + 1.230%) 2.541%, 10/31/23(2)	10,770	11,014
Wells Fargo Bank N.A. 2.150%, 12/6/19	17,645	17,736

	PAR VALUE	VALUE
Financials (continued)
XLIT Ltd. 2.300%, 12/15/18	$9,730	$9,767

		917,559

Health Care—2.3%
Abbott Laboratories
2.900%, 11/30/21	8,815	8,965
3.400%, 11/30/23	3,910	4,025
AbbVie, Inc.
2.500%, 5/14/20	11,705	11,844
3.200%, 11/6/22	1,940	1,989
Allergan Funding SCS
3.000%, 3/12/20	2,825	2,884
3.450%, 3/15/22	3,815	3,959
Becton Dickinson & Co.
2.894%, 6/6/22	11,831	11,857
3.363%, 6/6/24	7,740	7,809
Cardinal Health, Inc.
2.616%, 6/15/22	10,985	10,973
3.079%, 6/15/24	11,180	11,253
Community Health Systems, Inc. 6.250%, 3/31/23	7,185	7,095
Endo Dac 144A 6.000%, 7/15/23(3)	720	594
Express Scripts Holding Co. 3.300%, 2/25/21	2,330	2,396
Forest Laboratories LLC 144A 4.375%, 2/1/19(3)	3,556	3,646
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	2,590	2,745
HCA, Inc. 6.500%, 2/15/20	13,125	14,290
Mylan NV
3.000%, 12/15/18	5,360	5,420
3.150%, 6/15/21	4,065	4,135
Owens & Minor, Inc. 3.875%, 9/15/21	2,485	2,526
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	9,275	9,240

See Notes to Financial Statements

28

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Tenet Healthcare Corp.
6.000%, 10/1/20	$5,560	$5,925
144A, 4.625%, 7/15/24(3)	4,350	4,301
144A, 5.125%, 5/1/25(3)	4,765	4,699
Valeant Pharmaceuticals International, Inc. 144A 6.500%, 3/15/22(3)	2,190	2,310
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	25,115	25,530

		170,410

Industrials—3.1%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	6,775	7,376
America West Airlines Pass-Through-Trust 01-1, G 7.100%, 4/2/21	34,376	37,384
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)	7,080	7,398
CEMEX Finance LLC 144A 6.000%, 4/1/24(3)	2,390	2,533
CNH Industrial N.V. 4.500%, 8/15/23	15,130	16,023
Continental Airlines Pass-Through-Trust
99-2, C2 Series AMBC, 6.236%, 3/15/20	5,892	6,098
01-1, A1, 6.703%, 6/15/21	2,490	2,639
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/23(3)	16,960	17,872

	PAR VALUE	VALUE
Industrials (continued)
Doric Nimrod Air Finance Alpha Pass-Through-Trust 12-1, A 144A 5.125%, 11/30/22(3)	$2,738	$2,844
Embraer Overseas Ltd. 144A 5.696%, 9/16/23(3)	3,460	3,793
ESAL GmbH 144A 6.250%, 2/5/23(3)	8,600	8,335
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	6,520	6,716
Latam Finance Ltd. 144A 6.875%, 4/11/24(3)	18,525	19,664
Masco Corp. 5.950%, 3/15/22	13,945	15,701
Penske Truck Leasing Co., LP
RegS, 2.500%, 6/15/19(4)	3,470	3,492
144A, 3.375%, 2/1/22(3)	8,365	8,587
Pitney Bowes, Inc. 3.875%, 5/15/22	10,523	10,351
SCF Capital Designated Activity Co. 144A 5.375%, 6/16/23(3)	8,460	8,760
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	6,590	6,977
Toledo Edison Co. (The) 7.250%, 5/1/20	224	247
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	35,334	38,514

		231,304

Information Technology—1.4%
Broadcom Corp.
144A, 2.375%, 1/15/20(3)	10,660	10,717
144A, 3.000%, 1/15/22(3)	7,550	7,681

See Notes to Financial Statements

29

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
144A, 3.625%, 1/15/24(3)	$7,360	$7,559
Dell International LLC 144A 5.450%, 6/15/23(3)	10,540	11,560
Dun & Bradstreet Corp. (The)
3.500%, 12/1/17	12,110	12,134
4.250%, 6/15/20	4,660	4,796
Hewlett Packard Enterprise Co.
2.850%, 10/5/18	9,690	9,787
3.600%, 10/15/20	1,845	1,912
Mizuho Financial Group, Inc. 2.601%, 9/11/22	18,300	18,145
VMware, Inc.
2.300%, 8/21/20	4,567	4,579
2.950%, 8/21/22	11,670	11,709

		100,579

Materials—2.5%
Anglo American Capital plc 144A 3.625%, 9/11/24(3)	18,490	18,436
Cemex SAB de CV RegS 6.500%, 12/10/19(4)	3,598	3,755
Equate Petrochemical BV 144A 3.000%, 3/3/22(3)	9,535	9,454
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	16,815	18,909
Freeport-McMoRan, Inc.
3.550%, 3/1/22	3,070	3,023
3.875%, 3/15/23	7,645	7,530
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	7,630	8,250
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	1,700	1,815

	PAR VALUE	VALUE
Materials (continued)
Glencore Funding LLC 144A 4.125%, 5/30/23(3)	$17,615	$18,338
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(3)	9,000	9,113
144A, 5.000%, 5/1/25(3)	16,890	17,143
OCP SA 144A 5.625%, 4/25/24(3)	17,090	18,411
Reynolds Group Issuer, Inc. 144A , (3 month LIBOR + 3.500%) 4.804%, 7/15/21(2)(3)	3,100	3,162
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	17,980	18,292
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(5)	17,780	18,180
Vale Overseas Ltd. 5.875%, 6/10/21	7,475	8,232

		182,043

Real Estate—1.7%
Brixmor Operating Partnership LP 3.875%, 8/15/22	5,570	5,737
Digital Realty Trust LP
3.400%, 10/1/20	11,735	12,099
3.950%, 7/1/22	8,175	8,617
Education Realty Operating Partnership LP 4.600%, 12/1/24	2,040	2,103
Government Properties Income Trust
3.750%, 8/15/19	2,905	2,946
4.000%, 7/15/22	7,345	7,406
HCP, Inc. 3.750%, 2/1/19	4,035	4,108

See Notes to Financial Statements

30

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Real Estate (continued)
Healthcare Trust of America Holdings LP 2.950%, 7/1/22	$17,890	$18,003
Hospitality Properties Trust 4.500%, 6/15/23	4,445	4,711
Select Income REIT 4.150%, 2/1/22	18,910	19,209
Senior Housing Properties Trust 3.250%, 5/1/19	6,685	6,760
Ventas Realty LP
4.000%, 4/30/19	7,100	7,281
2.700%, 4/1/20	2,948	2,975
Welltower, Inc. 4.125%, 4/1/19	4,100	4,213
West Europe Finance LLC 144A 3.250%, 10/5/20(3)	19,265	19,669

		125,837

Telecommunication Services—2.1%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	7,045	7,468
AT&T, Inc.
3.200%, 3/1/22	1,910	1,947
3.800%, 3/15/22	11,365	11,835
3.000%, 6/30/22	7,200	7,270
(3 month LIBOR + 0.890%) 2.202%, 2/14/23(2)	8,918	8,898
2.850%, 2/14/23	18,915	18,822
3.800%, 3/1/24	1,860	1,913
3.400%, 8/14/24	3,820	3,824
4.125%, 2/17/26	6,955	7,146
Crown Castle Towers LLC 144A 6.113%, 1/15/20(3)	5,900	6,303
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	10,365	10,125
Frontier Communications Corp.
8.500%, 4/15/20	3,200	3,104
8.875%, 9/15/20	3,380	3,264
10.500%, 9/15/22	9,085	7,927

	PAR VALUE	VALUE
Telecommunication Services (continued)
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(3)	$18,750	$19,031
T-Mobile USA, Inc. 6.000%, 4/15/24	10,030	10,644
Telefonica Emisiones SAU 3.192%, 4/27/18	2,805	2,828
Verizon Communications, Inc.
2.946%, 3/15/22	15,895	16,161
3.125%, 3/16/22	9,017	9,239

		157,749

Utilities—1.1%
Dominion Energy, Inc. 2.962%, 7/1/19	1,760	1,785
Eskom Holdings SOC Ltd. 144A 5.750%, 1/26/21(3)	13,900	14,126
Exelon Corp.
2.850%, 6/15/20	18,845	19,216
3.497%, 6/1/22	8,261	8,507
Ferrellgas Partners LP 6.750%, 6/15/23	11,560	11,127
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	8,800	9,813
State Grid Overseas Investment Ltd.
144A, 1.750%, 5/22/18(3)	5,000	4,988
144A, 2.750%, 5/7/19(3)	9,370	9,460
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	1,825	1,802
Vistra Operations Company LLC 144A 11.500%, 10/1/20(3)(8)(15)	5,925	4

		80,828
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $2,567,221)		2,615,724

See Notes to Financial Statements

31

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—10.6%
Consumer Discretionary—3.2%
Advantage Sales & Marketing, Inc. Tranche B-2, First Lien , (3 month LIBOR + 3.250%) 4.561%, 7/23/21	$7,067	$6,639
Altice US Finance I Corp. 2017 Refinancing , (1 month LIBOR + 2.250%) 3.485%, 7/28/25	12,742	12,675
Bass Pro Group LLC, (1 month LIBOR + 5.000%) 6.235%, 12/15/23	5,165	4,859
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 1.500%, 10/31/17(9)	3,413	4,445
Tranche B-6, 1.500%, 3/1/20(9)	3,645	4,421
Caesars Entertainment Resort Properties LLC Tranche B, First Lien , (1 month LIBOR + 3.500%) 4.735%, 10/11/20	11,333	11,347
Caesars Growth Properties Holdings LLC 2017, First Lien , (1 month LIBOR + 3.000%) 4.235%, 5/8/21	7,120	7,126
CDS US Intermediate Holdings, Inc. Tranche B, First Lien , (3 month LIBOR + 3.750%) 5.083%, 7/8/22	14,390	14,399

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Charter Communications Operating LLC
Tranche E-1, (1 month LIBOR + 2.000%) 3.240%, 7/1/20	$6,224	$6,242
Tranche F-1, (1 month LIBOR + 2.000%) 3.240%, 1/3/21	14,085	14,118
Tranche I-1, (1 month LIBOR + 2.250%) 3.490%, 1/15/24	10,049	10,087
CSC Holdings LLC 2017 Refinancing , (1 month LIBOR + 2.250%) 3.484%, 7/17/25	10,963	10,893
Delta 2 (Lux) S.a.r.l. Tranche B-3 , (1 month LIBOR + 3.000%) 4.235%, 2/1/24	7,886	7,931
El Dorado Resorts, Inc. , (1 month LIBOR + 2.250%) 3.500%, 4/17/24	5,020	5,014
Hilton Worldwide Finance LLC Tranche B-2 , (1 month LIBOR + 2.000%) 3.237%, 10/25/23	12,371	12,419
Hoya Midco LLC First Lien , (1 month LIBOR + 4.000%) 5.235%, 6/30/24	3,850	3,841
Las Vegas Sands LLC 2017 Refinancing , (1 month LIBOR + 2.000%) 3.235%, 3/29/24	7,325	7,352

See Notes to Financial Statements

32

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Consumer Discretionary (continued)
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien , (1 month LIBOR + 4.000%) 5.235%, 5/4/22	$7,240	$7,102
MGM Growth Properties Operation Partnership LP Tranche B , (1 month LIBOR + 2.250%) 3.485%, 4/25/23	7,059	7,079
Mission Broadcasting, Inc. Tranche B-2 , (1 month LIBOR + 2.500%) 3.735%, 1/17/24	357	358
Nexstar Broadcasting, Inc. Tranche B-2 , (1 month LIBOR + 2.500%) 3.735%, 1/17/24	2,852	2,859
PetSmart, Inc. Tranche B-2 , (1 month LIBOR + 3.000%) 4.240%, 3/11/22	13,660	11,520
Playa Resorts Holding B.V. , (3 month LIBOR + 3.000%) 4.320%, 4/29/24	9,581	9,514
Scientific Games International, Inc. Tranche B-4 , (1 month LIBOR + 3.250%) 4.504%, 8/14/24	12,115	12,126
Seminole Tribe of Florida Tranche B , (3 month LIBOR + 2.000%) 3.456%, 7/8/24	11,920	11,972

	PAR VALUE	VALUE
Consumer Discretionary (continued)
ServiceMaster Co. Tranche C , (1 month LIBOR + 2.500%) 3.735%, 11/8/23	$8,126	$8,151
Sinclair Television Group, Inc. Tranche B , (1 month LIBOR + 2.250%) 3.490%, 1/3/24	11,399	11,413
UFC Holdings LLC First Lien , (1 month LIBOR + 3.250%) 4.490%, 8/18/23	9,056	9,089

		234,991

Consumer Staples—0.9%
Albertson’s LLC
2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 3.985%, 8/25/21	14,697	14,157
2017-1, Tranche B-5, (3 month LIBOR + 3.000%) 4.330%, 12/21/22	2,161	2,080
Aramark Intermediate HoldCo Corp. Tranche B , (1 month LIBOR + 2.000%) 3.235%, 3/28/24	6,054	6,071
Chobani LLC
Tranche B, (1 month LIBOR + 3.500%) 0.000%, 10/7/23(11)	3,620	3,650
First Lien, (1 month LIBOR + 4.250%) 5.485%, 10/10/23	2,854	2,878

See Notes to Financial Statements

33

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Consumer Staples (continued)
Galleria Co. Tranche B, (1 month LIBOR + 3.000%) 4.250%, 9/29/23	$5,523	$5,502
Hostess Brands LLC 2017 Refinancing Tranche B, First Lien , (1 month LIBOR + 2.500%) 3.735%, 8/3/22	14,570	14,613
JBS USA Lux S.A. , (3 month LIBOR + 2.500%) 3.804%, 10/30/22	4,796	4,736
Prestige Brands, Inc. Tranche B-4 , (1 month LIBOR + 2.750%) 3.985%, 1/26/24	1,396	1,402
TKC Holdings, Inc. First Lien , (2 month LIBOR + 4.250%) 5.522%, 2/1/23	8,975	9,050

		64,139

Energy—0.4%
Paragon Offshore Finance Co. , (1 month PRIME + 0.000%) 0.000%, 7/16/21(8)(15)	101	—	(12)
Seadrill Operating LP, (3 month LIBOR + 3.000%) 4.333%, 2/21/21	8,724	6,358
Traverse Midstream Partners LLC , (3 month LIBOR + 4.000%) 5.330%, 9/27/24	10,580	10,712
Ultra Resources, Inc., (3 month LIBOR + 3.000%) 4.309%, 4/12/24	9,915	9,890

		26,960

	PAR VALUE	VALUE
Financials—0.5%
Asurion LLC Tranche B-5, (1 month LIBOR + 3.000%) 4.235%, 11/3/23	$7,205	$7,234
Clipper Acquisitions Corp. Tranche B , (3 month LIBOR + 2.250%) 3.566%, 2/6/20	6,077	6,085
Delos Finance S.a. r.l. , (2 month LIBOR + 2.000%) 3.333%, 10/6/23	16,529	16,625
FinCo I LLC , (1 month LIBOR + 2.750%) 2.750%, 7/14/22	5,220	5,268
Focus Financial Partners LLC First Lien , (3 month LIBOR + 3.250%) 4.574%, 7/3/24	1,345	1,355
iStar, Inc. , (1 month LIBOR + 3.000%) 4.238%, 10/1/21	2,414	2,423

		38,990

Health Care—1.2%
Change Healthcare Holdings, Inc. , (1 month LIBOR + 2.750%) 3.985%, 3/1/24	5,114	5,126
Endo Luxembourg Finance Co. S.a.r.l. , (1 month LIBOR + 4.250%) 5.500%, 4/29/24	7,686	7,753
Envision Healthcare Corp. , (1 month LIBOR + 3.000%) 4.240%, 12/1/23	12,722	12,746
HLF Financing S.a.r.l. Senior Lien , (1 month LIBOR + 5.500%) 6.735%, 2/15/23	3,585	3,621

See Notes to Financial Statements

34

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Health Care (continued)
INC Research Holdings, Inc. Tranche B , (1 month LIBOR + 2.250%) 3.485%, 8/1/24	$7,870	$7,894
MPH Acquisition Holdings LLC , (3 month LIBOR + 3.000%) 4.333%, 6/7/23	3,320	3,344
Parexel International Corp. Tranche B (1 month LIBOR + 3.000%) 0.000%, 9/27/24(11)	6,415	6,459
Quintiles IMS, Inc. Tranche B-2 (1 month LIBOR + 2.000%) 0.000%, 1/17/25(11)	775	779
Surgery Partners LLC, (1 month LIBOR + 3.250%) 4.490%, 9/2/24	8,865	8,788
Team Health Holdings, Inc. , (1 month LIBOR + 2.750%) 3.985%, 2/6/24	9,032	8,857
U.S. Renal Care, Inc. First Lien , (3 month LIBOR + 4.250%) 5.583%, 12/30/22	6,933	6,704
Valeant Pharmaceuticals International, Inc. Series F, Tranche B, (1 month LIBOR + 4.750%) 5.990%, 4/1/22	13,156	13,387

		85,458

Industrials—0.9%
Advanced Disposal Services, Inc. , (weekly LIBOR + 2.750%) 3.947%, 11/10/23	2,284	2,298

	PAR VALUE	VALUE
Industrials (continued)
American Airlines, Inc. Replacement, Tranche B , (1 month LIBOR + 2.500%) 3.735%, 4/28/23	$15,904	$15,944
Hayward Industries, Inc. First Lien , (1 month LIBOR + 3.500%) 4.735%, 8/5/24	1,810	1,820
Husky Injection Molding Systems Ltd. , (1 month LIBOR + 3.250%) 4.485%, 6/30/21	4,725	4,754
Quikrete Holdings, Inc. First Lien , (1 month LIBOR + 2.750%) 3.985%, 11/15/23	11,028	11,019
TransDigm, Inc.
Tranche F, (3 month LIBOR + 3.000%) 4.284%, 6/9/23	18,279	18,323
Tranche G, (1 month LIBOR + 3.000%) 4.284%, 8/22/24	1,556	1,558
United Airlines, Inc. Tranche B , (3 month LIBOR + 2.250%) 3.561%, 4/1/24	13,915	13,956

		69,672

Information Technology—1.0%
Blackboard, Inc. Tranche B-4, First Lien , (3 month LIBOR + 5.000%) 6.304%, 6/30/21	4,068	3,905
First Data Corp. 2024, (1 month LIBOR + 2.500%) 3.737%, 4/26/24	25,370	25,448

See Notes to Financial Statements

35

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Information Technology (continued)
Kronos, Inc.
First Lien, (3 month LIBOR + 3.500%) 4.811%, 11/1/23	$17,720	$17,814
Second Lien, (3 month LIBOR + 8.250%) 9.561%, 11/1/24	3,287	3,388
Leidos Innovations Corp. Tranche B , (1 month LIBOR + 2.000%) 3.250%, 8/16/23	5,326	5,356
Presidio LLC Tranche B, (1 month LIBOR + 3.250%) 4.552%, 2/2/22	6,952	6,997
Rackspace Hosting, Inc. 2017 Refinancing Tranche B, First Lien , (3 month LIBOR + 3.000%) 4.311%, 11/3/23	8,649	8,626
Veritas US, Inc. Tranche B , (3 month LIBOR + 4.500%) 5.833%, 1/27/23	6,157	6,210

		77,744

Materials—0.6%
Anchor Glass Container Corp. 2017, First Lien , (3 month LIBOR + 2.750%) 4.024%, 12/7/23	2,838	2,847
Berry Global Group, Inc.
Tranche M, (1 month LIBOR + 2.250%) 3.485%, 10/1/22	6,504	6,520

	PAR VALUE	VALUE
Materials (continued)
Tranche N, (1 month LIBOR + 2.250%) 3.485%, 1/19/24	$1,040	$1,040
CPG International LLC , (3 month LIBOR + 3.750%) 5.083%, 5/5/24	12,074	12,150
CPI Acquisition, Inc. First Lien , (3 month LIBOR + 4.500%) 5.962%, 8/17/22	11,746	8,300
Huntsman International LLC 2023, Tranche B , (1 month LIBOR + 3.000%) 4.235%, 4/1/23	1,735	1,742
Ineos U.S. Finance LLC 2022, (1 month LIBOR + 2.750%) 3.985%, 3/31/22	5,625	5,662
2024, (1 month LIBOR + 2.750%) 3.985%, 4/1/24	1,960	1,973
New Arclin U.S. Holdings Corp. First Lien , (3 month LIBOR + 4.250%) 5.583%, 2/14/24	4,758	4,791

		45,025

Real Estate—0.1%
Capital Automotive LP
Tranche B-2, First Lien, (3 month LIBOR + 3.000%) 4.240%, 3/25/24	835	839
Tranche B, Second Lien, (1 month LIBOR + 6.000%) 7.240%, 3/24/25	4,145	4,192

See Notes to Financial Statements

36

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2) (continued)
Real Estate (continued)
ESH Hospitality, Inc., (1 month LIBOR + 2.500%) 3.735%, 8/30/23	$2,472	$2,481

		7,512

Telecommunication Services—1.1%
CenturyLink, Inc. Tranche B (3 month LIBOR + 2.750%) 2.750%, 1/31/25	9,095	8,809
Digicel International Finance Ltd. Tranche-B, First Lien , (3 month LIBOR + 3.750%) 5.070%, 5/27/24	1,735	1,739
Frontier Communications Corp. Tranche B-1 , (1 month LIBOR + 3.750%) 4.990%, 6/15/24	11,711	11,103
Level 3 Financing, Inc. 2024, Tranche B, (1 month LIBOR + 2.250%) 3.486%, 2/22/24	28,944	28,922
Securus Technologies Holdings, Inc. (3 month LIBOR + 4.500%) 0.000%, 6/20/24(11)	16,425	16,582
UPC Financing Partnership , (1 month LIBOR + 2.750%) 3.984%, 4/15/25	5,345	5,359
Virgin Media Bristol LLC , (1 month LIBOR + 2.750%) 3.984%, 1/31/25	7,300	7,325

		79,839

	PAR VALUE		VALUE
Utilities—0.7%
Dynegy, Inc. Tranche C-1, (1 month LIBOR + 3.250%) 4.485%, 2/7/24	$9,314		$9,352
Energy Future Intermediate Holding Co. LLC , (1 month LIBOR + 3.000%) 4.235%, 6/30/18	11,305		11,359
NRG Energy, Inc. , (3 month LIBOR + 2.250%) 3.583%, 6/30/23	10,062		10,066
State of Santa Catarina (The) 4.000%, 12/27/22(13)(16)	11,058		10,920
Vistra Operations Company LLC
(1 month LIBOR + 2.750%) 4.034%, 8/4/23	5,972		5,980
Tranche C, (1 month LIBOR + 2.750%) 4.084%, 8/4/23	1,373		1,375
2016, (1 month LIBOR + 2.750%) 4.034%, 12/14/23	1,564		1,569

			50,621
TOTAL LOAN AGREEMENTS (Identified Cost $787,114)			780,951

	SHARES
PREFERRED STOCKS—0.4%
Financials—0.4%
Bank of New York Mellon Corp. (The) Series E, 4.950%	12,070	(7)	12,530

See Notes to Financial Statements

37

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS (continued)
Financials (continued)
JPMorgan Chase & Co. Series Z, 5.300%	3,985	(7)	$4,154
Wells Fargo & Co. Series K, 7.980%	16,155	(7)	16,640
TOTAL PREFERRED STOCKS (Identified Cost $32,441)			33,324
COMMON STOCKS—0.1%
Energy—0.1%
Frontera Energy Corp.(14)	75,733		2,651

Utilities—0.0%
Vistra Energy Corp.	98,789		1,846
TOTAL COMMON STOCKS (Identified Cost $4,210)			4,497
AFFILIATED MUTUAL FUND(10)—0.9%
Virtus Newfleet Credit Opportunities Fund Class R6	6,989,143		68,424
TOTAL AFFILIATED MUTUAL FUND
(Identified Cost $69,865)			68,424
RIGHTS—0.0%
Vistra Energy Corp.(16)	98,789		104
TOTAL RIGHTS (Identified Cost $84)			104
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $7,230,356)			7,297,098

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.9%
Money Market Mutual Fund(10)—0.9%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)	66,221,145	$66,221
TOTAL SHORT-TERM INVESTMENT (Identified Cost $66,221)		66,221
TOTAL INVESTMENTS—99.7% (Identified Cost $7,296,577)		7,363,319(1)
Other assets and liabilities, net—0.3%		20,788

NET ASSETS—100.0%		$7,384,107

Abbreviations:

FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable rate security. Rate disclosed is as of September 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for some mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

For information regarding the abbreviations, See Key Investment Terms starting on page 4

See Notes to Financial Statements

38

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $3,263,432 or 44.2% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Interest payments may be deferred.
(7)	Value shown as par value.
(8)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(9)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(10)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(11)	This loan will settle after September 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(12)	Amount is less than $500.
(13)	Security is fixed rate.
(14)	Non-income producing.
(15)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(16)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	79%
Argentina	2
Brazil	2
Turkey	2
Luxembourg	1
Mexico	1
United Kingdom	1
Other	12
Total	100%

†	% of total investments as of September 30, 2017

See Notes to Financial Statements

39

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,573,800	$—	$1,573,800	$—
Corporate Bonds and Notes	2,615,724	—	2,615,714	10
Foreign Government Securities	533,447	—	533,447	—
Loan Agreements	780,951	—	770,031	10,920
Mortgage-Backed Securities	1,587,134	—	1,587,134	—
Municipal Bonds	4,240	—	4,240	—
U.S. Government Securities	95,453	—	95,453	—
Equity Securities:
Affiliated Mutual Fund	68,424	68,424	—	—
Common Stocks	4,497	4,497	—	—
Preferred Stocks	33,324	—	33,324	—
Rights	104	—	—	104
Short-Term Investment	66,221	66,221	—	—

Total Investments	$7,363,319	$139,142	$7,213,143	$11,034

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total		Asset- Backed Securities	Corporate Bonds and Notes	Loan Agreements		Rights
Investments in Securities
Balance as of September 30, 2016:	$22,276		$8,363	$2,595	$11,318		$—
Accrued discount/(premium)	(107)		—	—	(107)		—
Realized gain (loss)	(10,926)		72	(10,920)	(78)		—
Change in unrealized appreciation/(depreciation)(c)	12,131		(168)	10,989	1,290		20
Purchases	84		—	—	—		84
Sales(b)	(12,424)		(8,267)	(2,654)	(1,503)		—
Transfers into Level 3(a)	—	(d)(e)	—	—	—	(d)(e)	—
Transfers from Level 3(a)	—		—	—	—		—

Balance as of September 30, 2017	$11,034		$—	$10 (f)	$10,920	(f)	$104

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2017, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.

See Notes to Financial Statements

40

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of September 30, 2017 was $1,303.
(d)	The transfer into Level 3 was due to a security default.
(e)	Amount is less than $500.
(f)	Includes internally fair valued security.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements

41

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in unaffiliated securities at value(1)	$7,294,895
Investment in affiliated fund at value(2)	68,424
Foreign currency at value(3)	—	(4)
Cash	5,504
Receivables
Investment securities sold	45,117
Fund shares sold	18,943
Dividends and interest receivable	47,167
Prepaid expenses	129
Prepaid trustee retainer	81
Other assets	252

Total assets	7,480,512

Liabilities
Payables
Fund shares repurchased	14,917
Investment securities purchased	73,670
Dividend distributions	1,603
Investment advisory fees	2,817
Distribution and service fees	1,025
Administration fees	734
Transfer agent fees and expenses	1,020
Professional fees	55
Trustee deferred compensation plan	252
Other accrued expenses	312

Total liabilities	96,405

Net Assets	$7,384,107

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$7,436,914
Accumulated undistributed net investment income (loss)	(3,430)
Accumulated undistributed net realized gain (loss)	(116,117)
Net unrealized appreciation (depreciation) on investments	66,740

Net Assets	$7,384,107

Class A
Net asset value (net assets/shares outstanding) per share	$4.78
Maximum offering price per share NAV/(1–2.25%)	$4.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	193,707,002
Net Assets	$925,677
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	261,476,597
Net Assets	$1,266,378
Class C1
Net asset value (net assets/shares outstanding) and offering price per share	$4.83
Shares of beneficial interest outstanding, no par value, unlimited authorization	78,251,785
Net Assets	$377,835
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.79
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,005,374,059
Net Assets	$4,811,684
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$4.78
Shares of beneficial interest outstanding, no par value, unlimited authorization	530,181
Net Assets	$2,533

(1) Investment in securities at cost	$7,226,712
(2) Investments in affiliated securities at cost	69,865
(3) Foreign currency at cost	—	(4)
(4) Amount is less than $500.

See Notes to Financial Statements

42

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

Investment Income
Dividends	$365
Dividends from affiliated fund	3,900
Interest	286,753
Foreign taxes withheld	(530)

Total investment income	290,488

Expenses
Investment advisory fees	33,823
Distribution and service fees, Class A	2,675
Distribution and service fees, Class B	— (1)
Distribution and service fees, Class C	6,366
Distribution and service fees, Class C1	4,313
Administration fees	9,053
Transfer agent fees and expenses	8,336
Registration fees	275
Printing fees and expenses	644
Custodian fees	207
Professional fees	268
Trustees’ fees and expenses	859
Miscellaneous expenses	802

Total expenses	67,621
Less expenses reimbursed and/or waived by investment adviser	(314)
Earnings credit from custodian	(170)
Custody fees reimbursed (Note 11)	(147)
Low balance account fees	(1)

Net expenses	66,989

Net investment income (loss)	223,499

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(31,818)
Net realized gain (loss) on foreign currency transactions	(325)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	34,383
Net change in unrealized appreciation (depreciation) on affiliated fund	(279)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(47)

Net realized and unrealized gain (loss) on investments	1,914

Net increase (decrease) in net assets resulting from operations	$225,413

(1)	Amount is less than $500.

See Notes to Financial Statements

43

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2017	Year Ended September 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$223,499	$233,536
Net realized gain (loss)	(32,143)	(50,143)
Net change in unrealized appreciation (depreciation)	34,057	154,001

Increase (decrease) in net assets resulting from operations	225,413	337,394

From Distributions to Shareholders
Net investment income, Class A	(32,514)	(40,862)
Net investment income, Class B	(1)	(4)
Net investment income, Class C	(34,979)	(34,858)
Net investment income, Class C1	(9,748)	(11,050)
Net investment income, Class I	(144,718)	(122,921)
Net investment income, Class R6	(28)	—

Decrease in net assets from distributions to shareholders	(221,988)	(209,695)

From Share Transactions
Sale of shares
Class A (63,152 and 56,640 shares, respectively)	300,534	265,248
Class C (61,033 and 47,747 shares, respectively)	294,339	226,847
Class C1 (4,748 and 6,103 shares, respectively)	22,813	28,792
Class I (419,667 and 259,826 shares, respectively)	1,997,963	1,217,904
Class R6 (545 and 0 shares, respectively)	2,604	—

Reinvestment of distributions
Class A (6,104 and 8,038 shares, respectively)	29,029	37,677
Class B (0(1) and 1 shares, respectively)	1	4
Class C (7,133 and 7,272 shares, respectively)	34,399	34,521
Class C1 (1,352 and 1,526 shares, respectively)	6,495	7,223
Class I (26,523 and 22,702 shares, respectively)	126,422	106,611
Class R6 (6 and 0 shares, respectively)	28	—

Conversion of shares(2)
To Class A (4 and 0 shares, respectively)	18	—
From Class B (4 and 0 shares, respectively)	(18)	—

Shares repurchased
Class A (149,168 and 127,042 shares, respectively)	(708,133)	(594,535)
Class B (19 and 60 shares, respectively)	(90)	(280)
Class C (79,694 and 89,555 shares, respectively)	(384,088)	(424,109)
Class C1 (29,376 and 29,391 shares, respectively)	(141,194)	(138,732)
Class I (283,905 and 311,788 shares, respectively)	(1,352,667)	(1,457,914)
Class R6 (21 and 0 shares, respectively)	(101)

Increase (decrease) in net assets from share transactions	228,354	(690,743)

Net increase (decrease) in net assets	231,779	(563,044)

Net Assets
Beginning of period	7,152,328	7,715,372

End of period	$7,384,107	$7,152,328

Accumulated undistributed net investment income (loss) at end of period	$(3,430)	$13,224

(1)	Amount is less than 500 shares.
(2)	See Note 1 in Notes to Financial Statements for more information.

See Notes to Financial Statements

44

THIS PAGE INTENTIONALLY BLANK.

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital
Class A
10/1/16 to 9/30/17	$4.78	0.14	—	0.14	(0.14)	—		—
10/1/15 to 9/30/16	4.69	0.15	0.08	0.23	(0.14)	—		—
10/1/14 to 9/30/15	4.84	0.15	(0.16)	(0.01)	(0.11)	—		(0.03)
10/1/13 to 9/30/14	4.85	0.16	(0.01)	0.15	(0.16)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.94	0.18	(0.09)	0.09	(0.18)	—		—	(4)

Class C
10/1/16 to 9/30/17	$4.84	0.13	—	0.13	(0.13)	—		—
10/1/15 to 9/30/16	4.75	0.14	0.07	0.21	(0.12)	—		—
10/1/14 to 9/30/15	4.89	0.14	(0.15)	(0.01)	(0.10)	—		(0.03)
10/1/13 to 9/30/14	4.90	0.15	(0.02)	0.13	(0.14)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.99	0.17	(0.09)	0.08	(0.17)	—		—	(4)

Class C1
10/1/16 to 9/30/17	$4.83	0.11	—	0.11	(0.11)	—		—
10/1/15 to 9/30/16	4.73	0.12	0.08	0.20	(0.10)	—		—
10/1/14 to 9/30/15	4.88	0.12	(0.17)	(0.05)	(0.07)	—		(0.03)
10/1/13 to 9/30/14	4.89	0.12	(0.01)	0.11	(0.12)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.98	0.14	(0.09)	0.05	(0.14)	—		—	(4)

Class R6
11/3/16(10) to 9/30/17	$4.76	0.15	0.02	0.17	(0.15)	—		—

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

46

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

(0.14)	—	$4.78	3.07	%(9)	$925,677	1.00	%(9)	1.01%		3.04	%(9)	69%
(0.14)	0.09	4.78	4.90		1,307,484	1.00	(6)	1.01		3.19		53
(0.14)	(0.15)	4.69	(0.23)		1,575,629	0.97		0.97		3.15		37
(0.16)	(0.01)	4.84	3.03		1,894,633	0.99		0.99		3.30		39
(0.18)	(0.09)	4.85	1.84		3,574,450	0.99		0.99		3.65		49

(0.13)	—	$4.84	2.78	%(9)	$1,266,378	1.25	%(9)	1.25%		2.80	%(9)	69%
(0.12)	0.09	4.84	4.58		1,321,202	1.25	(6)	1.26		2.94		53
(0.13)	(0.14)	4.75	(0.27)		1,460,120	1.22		1.22		2.90		37
(0.14)	(0.01)	4.89	2.73		1,720,245	1.24		1.24		3.03		39
(0.17)	(0.09)	4.90	1.56		1,567,725	1.24		1.24		3.40		49

(0.11)	—	$4.83	2.28	%(9)	$377,835	1.75	%(9)	1.75%		2.30	%(9)	69%
(0.10)	0.10	4.83	4.29		489,924	1.75	(6)	1.76		2.44		53
(0.10)	(0.15)	4.73	(0.98)		583,694	1.72		1.72		2.40		37
(0.12)	(0.01)	4.88	2.23		719,840	1.74		1.74		2.53		39
(0.14)	(0.09)	4.89	1.06		751,220	1.74		1.74		2.91		49

(0.15)	0.02	$4.78	3.54	%(8)(9)	$2,533	0.70	%(7)(9)	0.71	%(7)	3.05	%(7)(9)	69	%(5)(8)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

47

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital
Class I
10/1/16 to 9/30/17	$4.78	0.16	0.01	0.17	(0.16)	—		—
10/1/15 to 9/30/16	4.69	0.16	0.08	0.24	(0.15)	—		—
10/1/14 to 9/30/15	4.84	0.16	(0.16)	—	(0.12)	—		(0.03)
10/1/13 to 9/30/14	4.85	0.17	(0.01)	0.16	(0.17)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.94	0.19	(0.09)	0.10	(0.19)	—		—	(4)

See Notes to Financial Statements

48

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

(0.16)	0.01	$4.79	3.54	%(9)	$4,811,684	0.75	%(9)	0.76%	3.30	%(9)	69%
(0.15)	0.09	4.78	5.16		4,033,610	0.75	(6)	0.76	3.44		53
(0.15)	(0.15)	4.69	0.02		4,095,547	0.72		0.72	3.40		37
(0.17)	(0.01)	4.84	3.28		4,766,491	0.74		0.74	3.51		39
(0.19)	(0.09)	4.85	2.09		2,418,863	0.74		0.74	3.90		49

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Amount is less than $0.005 per share.
(5)	Portfolio Turnover is representative of the Fund for the entire period.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Annualized.
(8)	Not annualized.
(9)	Custody fees reimbursed were excluded from the Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets. If included the impact would have been to lower the Ratio of Expenses and increase the Ratio of Net Investment Income by less than 0.01%.
Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return by less than 0.01%.
Please refer to Note 11 in the Notes to Financial Statements for a further explanation on the custody fees reimbursed.
(10)	Inception date.

See Notes to Financial Statements

49

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 28 funds of the Trust are offered for sale, of which the Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class R6 shares, Class C1 shares and Class I shares. Effective March 6, 2017, Class B shares were converted to Class A shares. Prior to conversion, Class B shares were only available to existing shareholders through qualifying transactions. Effective April 10, 2017, Class T shares of the Fund were renamed Class C1 shares.

Class A shares are sold with a front-end sales charge of up to 2.25% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 12 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are sold without a sales charge. Class C1 shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

50

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its

51

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying funds.

52

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an

53

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

I.	Earnings Credit and Interest

Through an arrangement with the Fund’s previous custodian, which ended in September 2017, the Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

54

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion – $2 Billion	$2+ Billion – 10 Billion	$10+ Billion
0.55%	0.50%	0.45%	0.425%

During the period covered by these financial statements, the Fund invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $314. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “Less expenses reimbursed and/or waived by investment adviser.”

B.	Subadviser

Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Fund. The subadviser manages the investments of the Fund for which the Subadviser is paid a fee by the Adviser.

C.	Expense Limitations

The Adviser has contractually agreed to limit the Fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed, on an annualized basis, the following percentages of the Fund’s average net asset values: 1.10% for Class A shares, 1.35% for Class C shares, 0.78% for Class R6 shares, 1.85% for Class C1 shares, and 0.85% for Class I shares, through April 30, 2018. Each share class is currently below its expense cap.

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the year (the “period”) ended September 30, 2017, it retained net commissions of $28 for Class A shares and CDSC of $37, $—(1) and $27 for Class A shares, Class C shares and Class C1 shares, respectively.

(1)	Amount is less than $500.

55

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class, at the annual rates as follows: 0.25% for Class A shares, 0.50% for Class C shares, and 1.00% for Class C1 shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2017, the Fund incurred administration fees totaling $7,004 which are included in the Statement of Operations within the line item “Administration fees.”

For the period ended September 30, 2017, the Fund incurred transfer agent fees totaling $8,212 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses.” A portion of these fees is paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class R6 Shares	21,661	$104

G.	Investments in Affiliates

A summary of the Fund’s total long-term and short-term purchases and sales of the affiliated fund, Virtus Newfleet Credit Opportunities Fund, during the period ended September 30, 2017, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Newfleet Credit Opportunities Fund	$68,703	$—	$—	$—	$(279)	$68,424	$3,900	$—

The Fund does not invest in the underlying fund for the purpose of exercising management or control; however, the investments made by the Fund within each of its principal investment strategies may represent a significant portion of the underlying fund’s net assets. At September 30, 2017, the Fund was the owner of record of approximately 75% of the Virtus Newfleet Credit Opportunities Fund.

56

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

H.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” in the Statement of Assets and Liabilities at September 30, 2017.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2017, were as follows:

Purchases	Sales
$4,343,609	$4,154,895

Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2017, were as follows:

Purchases	Sales
$777,530	$761,620

Note 5. Borrowings

($ reported in thousands)

On September 18, 2017, the Fund and other affiliated funds of the Trust entered into a $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Fund and other affiliated funds of the Trust renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Fund with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. The Fund and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit

57

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2017.

Note 6. 10% Shareholders

As of September 30, 2017, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
31%	2

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2017, the Fund’s aggregate value of illiquid securities was $114 or 0.0% of the Fund’s net assets.

58

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

At September 30, 2017, the Fund did not hold any securities that are both illiquid and restricted.

Note 9. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,300,020	$120,561	$(57,262)	$63,299

The Fund has capital loss carryovers available to offset future realized gains as follows:

No Expiration		Total
Short-Term	Long-Term
$37,683	$66,146	$103,829

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund utilized $11,612 in losses deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2017, the Fund deferred and recognized qualified late year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$—	$11,969	$31,026

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$—	$—

59

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017 and 2016 was as follows:

	Year Ended
	2017	2016
Ordinary Income	$221,988	$209,695

Total	$221,988	$209,695

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,750)	$(18,165)	$21,915

Note 11. Custody Fees Reimbursed

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statement of Operations under “custody fees reimbursed.”

Note 12. Regulatory Matters and Litigation

From time to time, the Trust, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the

60

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification was denied by the court. Plaintiffs have filed a motion

61

VIRTUS NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 13. Recent Accounting Pronouncement

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

62

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Newfleet Multi-Sector Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Newfleet Multi-Sector Short Term Bond Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians, brokers, transfer agent of the investee funds and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

63

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2017 (Unaudited)

For the fiscal year ended September 30, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$—

64

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

65

FUND MANAGEMENT TABLES (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

66

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.

67

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

68

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

69

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574,

or visit Virtus.com.

8010	11-17

P.O. Box 9874 Providence, RI 02940-8074

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Duff & Phelps Global Infrastructure Fund*

Virtus Duff & Phelps Global Real Estate Securities Fund

Virtus Duff & Phelps International Equity Fund

Virtus Duff & Phelps International Real Estate Securities Fund

Virtus Horizon International Wealth Masters Fund

Virtus KAR Emerging Markets Small-Cap Fund*

Virtus KAR International Small-Cap Fund*

Virtus Vontobel Global Opportunities Fund

Virtus Vontobel Greater European Opportunities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

*Prospectus and Statement of Additional Information (“SAI”) supplements applicable to these Funds appear at the back of this annual report.

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments
Virtus Duff & Phelps Global Infrastructure Fund (“Duff & Phelps Global Infrastructure Fund”)	8	31
Virtus Duff & Phelps Global Real Estate Securities Fund (“Duff & Phelps Global Real Estate Securities Fund”)	11	32
Virtus Duff & Phelps International Equity Fund (“Duff & Phelps International Equity Fund”)	14	34
Virtus Duff & Phelps International Real Estate Securities Fund (“Duff & Phelps International Real Estate Securities Fund”)	16	35
Virtus Horizon International Wealth Masters Fund (“Horizon International Wealth Masters Fund”)	19	37
Virtus KAR Emerging Markets Small-Cap Fund (“KAR Emerging Markets Small-Cap Fund”)	21	40
Virtus KAR International Small-Cap Fund (“KAR International Small-Cap Fund”)	23	41
Virtus Vontobel Global Opportunities Fund (“Vontobel Global Opportunities Fund”)	25	42
Virtus Vontobel Greater European Opportunities Fund (“Vontobel Greater European Opportunities Fund”)	28	43
Statements of Assets and Liabilities		44
Statements of Operations		47
Statements of Changes in Net Assets		50
Financial Highlights		55
Notes to Financial Statements		60
Report of Independent Registered Public Accounting Firm		72
Tax Information Notice		73
Fund Management Tables		74

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large- and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Global Infrastructure Fund
Actual
Class A	$1,000.00	$1,074.30	1.28%	$6.66
Class C	1,000.00	1,069.70	2.03	10.53
Class I	1,000.00	1,074.90	1.02	5.31
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.65	1.28	6.48
Class C	1,000.00	1,014.89	2.03	10.25
Class I	1,000.00	1,019.95	1.02	5.16
Duff & Phelps Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,058.50	1.40%	$7.22
Class C	1,000.00	1,054.50	2.15	11.07
Class I	1,000.00	1,059.40	1.15	5.94
Class R6	1,000.00	1,060.40	1.04	5.37
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.05	1.40	7.08
Class C	1,000.00	1,014.29	2.15	10.86
Class I	1,000.00	1,019.30	1.15	5.82
Class R6	1,000.00	1,019.85	1.04	5.27
Duff & Phelps International Equity Fund
Actual
Class A	$1,000.00	$1,099.70	1.49%	$7.84
Class C	1,000.00	1,094.70	2.24	11.76
Class I	1,000.00	1,100.20	1.24	6.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.60	1.49	7.54
Class C	1,000.00	1,013.84	2.24	11.31
Class I	1,000.00	1,018.85	1.24	6.28
Duff & Phelps International Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,089.60	1.49%	$7.81
Class C	1,000.00	1,086.80	2.24	11.72
Class I	1,000.00	1,091.20	1.24	6.50
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.60	1.49	7.54
Class C	1,000.00	1,013.84	2.24	11.31
Class I	1,000.00	1,018.85	1.24	6.28
Horizon International Wealth Masters Fund
Actual
Class A	$1,000.00	$1,127.90	1.55%	$8.27
Class C	1,000.00	1,124.40	2.30	12.25
Class I	1,000.00	1,129.60	1.30	6.94
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.30	1.55	7.84
Class C	1,000.00	1,013.54	2.30	11.61
Class I	1,000.00	1,018.55	1.30	6.58

2

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*

KAR Emerging Markets Small-Cap Fund
Actual
Class A	$1,000.00	$1,085.20	1.84%	$9.62
Class C	1,000.00	1,079.90	2.59	13.50
Class I	1,000.00	1,086.00	1.59	8.31
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.84	1.84	9.30
Class C	1,000.00	1,012.08	2.59	13.06
Class I	1,000.00	1,017.10	1.59	8.04
KAR International Small-Cap Fund
Actual
Class A	$1,000.00	$1,139.20	1.60%	$8.58
Class C	1,000.00	1,135.20	2.35	12.58
Class I	1,000.00	1,141.60	1.35	7.25
Class R6	1,000.00	1,141.40	1.24	6.66
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.05	1.60	8.09
Class C	1,000.00	1,013.29	2.35	11.86
Class I	1,000.00	1,018.30	1.35	6.83
Class R6	1,000.00	1,018.85	1.24	6.28
Vontobel Global Opportunities Fund
Actual
Class A	$1,000.00	$1,102.70	1.44%	$7.59
Class C	1,000.00	1,098.40	2.21	11.63
Class I	1,000.00	1,103.30	1.19	6.27
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.85	1.44	7.28
Class C	1,000.00	1,013.99	2.21	11.16
Class I	1,000.00	1,019.10	1.19	6.02
Vontobel Greater European Opportunities Fund
Actual
Class A	$1,000.00	$1,094.50	1.45%	$7.61
Class C	1,000.00	1,091.30	2.19	11.48
Class I	1,000.00	1,097.00	1.19	6.26
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.80	1.45	7.33
Class C	1,000.00	1,014.09	2.19	11.06
Class I	1,000.00	1,019.10	1.19	6.02
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether they have adopted the Euro or not.

European Union (“EU”)

The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways, and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

FTSE EPRA/NAREIT Developed ex-US Index (net)

The FTSE EPRA/NAREIT Developed ex-US Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets excluding the United States, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

FTSE EPRA/NAREIT Developed Index (Net)

The FTSE EPRA/NAREIT Developed Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

4

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)

The FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net) is a free-float market capitalization-weighted index measuring international real estate securities, which meet minimum size, liquidity, and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity, and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

FTSE Global Small Cap Index

The FTSE Global Small Cap Index covers around 4,400 liquid small cap stocks in 47 countries. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Infrastructure Linked Benchmark

The Global Infrastructure Linked Benchmark consists of the FTSE Developed Core Infrastructure 50/50 Index (net), a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Global Infrastructure Linked Benchmark between 9/1/2008 and 9/30/2016 represents a 100% allocation to the MSCI World Infrastructure Sector Capped Index. Prior to 9/1/2008 the allocation consisted of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.

Gross Domestic Product (“GDP”)

The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.

In Specie

In Specie is a phrase describing the distribution of an asset in its present form, rather than selling it and distributing the cash. In specie distribution is made when cash is not readily available, or allocating the physical asset is the better alternative.

MSCI All Country World ex U.S. Small Cap Index (net)

The MSCI All Country World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Small Cap Index (net)

The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure, and utilities sectors each represent one-third of the index weight, while energy, transportation, and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Quantitative Easing (“QE”)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

6

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

U.S. Dollar Spot Index

The U.S. Dollar Spot Index tracks the strength of the U.S. dollar against a basket of foreign currencies (euro, yen, British pound, Canadian dollar, Swedish krona, and Swiss franc) on a weighted average basis.

7

Duff & Phelps Global Infrastructure Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has investment objectives of both capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 10.70%, Class C shares at NAV returned 9.84%, and Class I shares at NAV returned 10.92%. For the same period, the FTSE Developed Core Infrastructure 50/50 Index (net), a broad-based equity index, returned 11.38%, and the Global Infrastructure Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 11.38%.

All performance figures assume reinvestment of distributions and exclude the effect of sales changes. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	For the 12 months ended September 30, 2017, developed world equity markets posted robust returns. The positive performance occurred despite multiple challenges and unexpected events over the course of the last 12 months, including political uncertainty on the European continent, dysfunction in Washington, rising geopolitical tensions, global terrorism, and natural disasters. The common theme across markets appeared to be that economies were stabilizing or growing, which had a positive impact on earnings and dividends across multiple sectors.

⬛	Within the infrastructure universe, as measured by the FTSE Developed Core Infrastructure 50/50 Index (net), the companies with higher relative volatility in the transportation sector, such as rails, toll roads, and airports, were some of the best performing stocks. Communications also did quite well, with tower companies leading the way. However, the weakness in the energy sector from pressure on oil prices ultimately overwhelmed the positive factors. Sentiment and investor interest in both energy and midstream (oil and gas transportation) companies remained weak. Utilities also lagged the broader market as the Federal Reserve (Fed) raised interest rates and broadcast higher rates into 2018.

What factors affected the Fund’s performance during its fiscal year?

⬛	The Fund significantly underperformed the developed equity market as measured by the MSCI World Index, and modestly underperformed the FTSE Developed Core Infrastructure 50/50 Index (net) over the 12 months ended September 30, 2017. Sector allocation had a negative impact on performance relative to the benchmark, particularly the Fund’s overweight exposure to energy, which underperformed the benchmark and the other sectors. The Fund’s underweight exposure to utilities contributed positively to sector allocation as the sector underperformed during the period.

⬛	Security selection had a positive impact on the relative performance of the Fund, with the effects varying widely across the individual sectors. Transportation selection was the biggest negative driver, as four of the top five detractors to relative performance were in this sector. Stock selection in the energy sector also hurt relative performance, as an out-of-benchmark holding was the worst performer in the Fund. On the positive side, utility selection was the biggest contributor, helped by a focus on high-quality regulated utilities in the U.S. Selection in the communications sector was also beneficial, primarily driven by avoiding the second-worst performing stock in the benchmark.

⬛	Drilling down to the security level, the largest contributor to relative performance during the fiscal year came from Macquarie Infrastructure Corp., a benchmark name the Fund does not own which underperformed during the period. Maquarie is structured as a fund of diversified infrastructure investments, and we do not believe it is appropriate for our strategy. CSX was the second most meaningful contributor to relative performance. The company announced the hiring of a veteran railroad executive with a successful track record in improving operations. The Fund’s overweight position made a positive contribution, as CSX was the best performing stock in the Fund for the fiscal year.

⬛	The largest detractor to relative performance in the Fund was Plains GP Holdings, which is not in the benchmark. Plains is the one of largest oil pipeline companies in the U.S. and holds a leading position in the red-hot Permian basin. Nevertheless, the company has struggled to effectively manage its supply and logistics business, leading to the decision to cut its distribution for the second time in less than a year. Not surprisingly, the stock traded down significantly. We made the decision to exit the position until Plains management demonstrates a firmer grasp on executing its strategy. Relative performance was also hurt by the Fund’s underweight position in Fraport, a German-listed airport operator. The stock rallied on a strong recovery in passenger traffic, mainly from the addition of low-cost carriers to the Frankfurt airport.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Utilities	41%
Industrials	30
Energy	18
Real Estate	7
Telecommunication Services	3
Short-term investment	1

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Duff & Phelps Global Infrastructure Fund (Continued)

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Income: Income received from the Fund may vary widely over the short- and long-term.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Duff & Phelps Global Infrastructure Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	10.70%	8.32%	5.36%	—		—
Class A Shares at POP[3,4]	4.34	7.05	4.74	—		—
Class C Shares at NAV[2] and with CDSC[4]	9.84	7.52	4.59	—		—
Class I Shares at NAV[2]	10.92	8.58	—	5.77%		6/6/08
FTSE Developed Core Infrastructure 50/50 Index (net)	11.38	10.43	—	—		—
MSCI World Infrastructure Sector Capped Index (net)	5.36	6.81	3.15	3.41	[5]	—
Global Infrastructure Linked Benchmark	11.38	8.01	4.09	4.24	[5]	—

Fund Expense Ratios6: Class A Shares: 1.32%; Class C Shares: 2.07%, Class I Shares: 1.07%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Duff & Phelps Global Real Estate Securities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX Class R6: VRGEX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 1.82%, Class C shares at NAV returned 1.06%, Class I shares at NAV returned 2.02%, and Class R6 shares at NAV from November 3, 2016 (inception date) through September 30, 2017, returned 11.39%*. For the same period, the FTSE EPRA/NAREIT Developed Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.57%.

*	Returns less than 1 year are not annualized

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Over the course of the fiscal year ended September 30, 2017, global real estate equities trailed global equities as demonstrated by the 0.6% increase in the FTSE EPRA/NAREIT Developed Index (net) versus the 18.2% increase in the MSCI World Index, both expressed in U.S. dollar terms. Additionally, global real estate equities trailed U.S equities during the fiscal year, as represented by the 18.6% rise in the S&P 500® Index during the period. Relative to global real estate equities, broader global equities have benefited even more from the continued pickup in global economic growth, which has translated into superior earnings growth.

⬛	A 2.5% decline in the U.S. dollar during the fiscal year, as measured by the U.S. Dollar Spot Index,

was a benefit to international equity returns relative to U.S. equity returns, and this played out in real estate equities as well. U.S. dollar weakness since January of 2017 was driven by falling confidence in the ability of Congress to enact growth-oriented legislative policies, the rise in geopolitical tensions between the U.S. and North Korea, and improving economic growth in Europe and Japan.

⬛	Taking a closer look at the performance of the individual countries that are represented within the FTSE EPRA/NAREIT Developed Index (net), the top-performing countries during the fiscal year on a total return basis, measured in U.S. dollars, included Italy, Spain, Israel, Austria, and Ireland. Not surprisingly, most of the top-performing countries during the fiscal year were euro-based, as the currency appreciated by 5.2% relative to the U.S. dollar during the period. While each of the countries had its own idiosyncratic factors that influenced returns during the fiscal year, one common thread was solid underlying real estate fundamentals that benefited from healthy economic growth. Spain and Ireland, in particular, benefited from superior economic growth and real estate fundamentals, and Italy began to show a pickup in growth and ongoing improvement in its banking sector.

⬛	The five bottom-performing countries during the fiscal year were Japan, New Zealand, the Netherlands, the U.S., and Australia. Notably, all five of these countries posted negative total returns on a U.S. dollar basis during the period. Japan’s performance was dragged down by Japanese real estate investment trust (“REIT”) shares, which were pressured by fund outflows from local Japanese real estate investment products, particularly those offered by Japanese trust banks. The pattern of outflows began during the second quarter of 2017 after a speech by the head of Japan’s Financial Service Authority, who questioned the client suitability of some of these real estate products, given their fee structures and potentially unsustainable dividend distributions. Some of the other poorly performing countries were negatively impacted by a meaningful exposure to retail real estate-oriented companies, which was the worst-performing property type during the fiscal period on a global basis.

⬛	The significant amount of capital looking to find a home in global real estate, particularly from private real estate fund managers, large institutional investors, and sovereign wealth funds, is a theme we have highlighted many times in the past, and this fiscal year’s activity continued to demonstrate its relevance. The two largest real estate transactions that were announced during the fiscal year were both in logistics. The first was Blackstone’s announced sale in early June 2017 of its pan-European logistics company, Logicor, to China Investment Company for 12.25 billion euros. The second was a privatization of Singapore-listed Global Logistic Properties (GLP), which came about after GLP announced it was pursuing a strategic review in December 2016 at the request of its largest shareholder, GIC Real Estate Ltd. The review ultimately led to numerous bidders expressing interest in the company, and a Chinese consortium being selected as the winner in July 2017 at a value of 16 billion Singapore dollars.

⬛	Separately, Blackstone also announced offers during June 2017 to take private Finnish real estate investment company Sponda for US$2 billion and Singapore-based Japanese real estate company Croesus Retail Trust for US$650 million. Additionally, on the last day of the second quarter of 2017, Canada Pension Plan Investment Board announced an offer to privatize Parkway, Inc., a large owner/operator of Houston office properties, for US$973 million. Lastly, in the first week of July, a Greystar-led fund announced an offer to privatize Monogram Residential Trust, a high-end owner/operator of rental apartments in the U.S., for US$2 billion.

⬛	At the individual property level, there were some record sales of office properties in the City of London during the fiscal year despite the ongoing concerns related to the U.K.’s plan to leave the European Union (“Brexit”). Of the transactions that have been announced, one included a property we toured during construction, 20 Fenchurch Street, better known as the “Walkie-Talkie.” The property, which was developed by Land Securities and Canary Wharf Group and completed in 2014, was announced to be sold in July 2017 for 1.3 billion pounds.

⬛	While this is just a sample of the capital markets activity that took place during the fiscal year, these deals clearly demonstrate the continued strong appetite for global real estate.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Duff & Phelps Global Real Estate Securities Fund (Continued)

What factors affected the Fund’s performance during its fiscal year?

⬛	Overall, the Fund outperformed the FTSE EPRA/NAREIT Developed Index (net) over the course of the fiscal year ended September 30, 2017. While country allocation and security selection both contributed positively to relative performance, security selection was the primary driver of relative outperformance for the period.

⬛	Combining country allocation and security selection, the top positive relative contributors to performance for the fiscal year were the U.S., Spain, and Germany. Security selection was the driver of relative performance for the U.S., while country allocation and security selection drove the relative performance of Spain and Germany.

⬛	From a country allocation perspective, the Fund’s underweight exposure to Japan was the largest positive driver of performance during the fiscal year. As previously highlighted, Japanese real estate shares were poor performers over the period due to significant outflows hitting the Japanese REITs. Moreover, the Japanese yen fell by nearly 10% versus the U.S. dollar during the period, which contributed to the country’s poor performance on a U.S. dollar basis. The next largest positive contributor to country allocation for the period was the Fund’s overweight exposure to Spain. Spain was a top-performing country during the fiscal year, delivering returns well ahead of the FTSE EPRA/NAREIT Developed Index (net). Spanish real estate companies continued to benefit from a healthy economic environment, ongoing improvements in rents and occupancies, and rising asset values.

⬛	At the security level, the Fund’s out-of-benchmark exposure to Coresite Realty, a mid-cap U.S. data center REIT, was the largest positive contributor for the fiscal year. Shares of Coresite Realty, and the Fund’s other data center holdings, significantly outperformed over the period, driven by strong fundamentals that reflected the growing demand for data center space from cloud service providers and corporate enterprises. The second most meaningful positive contributor to security selection for the period was the Fund’s overweight exposure to DCT Industrial, a mid-cap U.S. industrial REIT. The shares of DCT Industrial, as well as those of the Fund’s other industrial REIT holdings, continued to benefit from positive secular industry dynamics that drove industrial real estate space demand, which led to continued solid operational execution and positive capital deployment opportunities.

⬛	Combining country allocation and security selection, the top detractors for the period were Hong Kong, France, and Australia. Country allocation and security selection hurt within Hong Kong, and security selection was the detractor in France and Australia.

⬛	From a country allocation viewpoint, the Fund’s underweight exposure to Hong Kong was the largest detractor from performance during the fiscal year. The negative relative performance resulted from Hong Kong’s solid return during the period, which was driven in part by strong performance by several Hong Kong development companies. These companies performed well, particularly during the last quarter of the fiscal year, on the expectation of a positive change in policy regarding the conversion of farmland for residential development. The second-largest country allocation detractor was Singapore, given the Fund’s underweight exposure and the country’s meaningful outperformance during the fiscal year. Stock selection within Singapore was positive during the period, but this was not enough to offset the negative impact from the Fund’s underweight position in the country.

⬛	At the security level, the Fund’s overweight exposure to Tanger Factory Outlet Centers, a mid-cap U.S. shopping center REIT, was the largest negative contributor to security selection for the fiscal year. The company’s shares performed poorly over the period, following the announcement of store closings that plagued the overall retail industry and the negative impact on earnings associated with the expected time to find replacement tenants and get the stores open. The Fund’s overweight exposure to Brixmor Property Group, a mid-cap U.S. shopping center REIT, was the second-largest detractor to security selection for the fiscal year. Despite demonstrating robust leasing volumes and healthy rental rate uplifts on its renewal leasing activity, shares of the company underperformed as Brixmor was negatively impacted by the broader trends that played out across the retail landscape. Specifically, retail store closures accelerated to levels not seen since the great recession, increasing the threat of higher vacancy rates and rising capital needs to attract new tenants to back-fill vacant space. However, it should be noted that the store closings were heavily skewed to department stores and private equity-backed specialty apparel retailers.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Office REITs	20%
Retail REITs	20
Real Estate Operating Companies	17
Residential REITs	14
Industrial REITs	7
Diversified REITs	7
Specialized REITs	7
Other (includes short-term investment)	8

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Duff & Phelps Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	1.82%	7.97%	18.02%		3/2/09
Class A Shares at POP[3,4]	-4.04	6.70	17.20		3/2/09
Class C Shares at NAV[2] and with CDSC[4]	1.06	7.17	17.14		3/2/09
Class I Shares at NAV[2]	2.02	8.24	18.32		3/2/09
Class R6 Shares at NAV[2]	—	—	11.39		11/3/16
S&P 500® Index*	18.61	14.22	—	[5]	—
FTSE EPRA/NAREIT Developed Rental Index (net)*	-1.19	7.24	—	[6]	—
FTSE EPRA/NAREIT Developed Index (net)*	0.57	6.73	—	[7]	—

Fund Expense Ratios8: Class A Shares: Gross 1.53%, Net 1.40%; Class C Shares: Gross 2.28%, Net 2.15%; Class I Shares: Gross 1.28%, Net 1.15% Class R6 Shares: Gross 1.17%, Net 1.04%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 22.92% for Class R6 shares and 18.56% for Class A, C, and I shares from the inception date of the respective share classes.
[6]	The since inception index returned 8.60% for Class R6 shares and 17.71% for Class A, C, and I shares from the inception date of the respective share classes.
[7]	The since inception index returned 9.10% for Class R6 shares and 16.66% for Class A, C, and I shares from the inception date of the respective share classes.
[8]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The FTSE EPRA/NAREIT Developed Index (net) is an appropriate broad based index. The Fund is no longer using the FTSE EPRA/NAREIT Developed Rental Index (net) or the S&P 500® Index (net).

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Duff & Phelps International Equity Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VIEAX Class C: VIECX Class I: VIIEX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 9.87%, Class C shares at NAV returned 8.92%*, and Class I shares at NAV returned 10.05%*. For the same period, the MSCI EAFE® Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 19.10%.

*	See footnote 7 on page 15.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Developed international stock markets, as represented by the MSCI EAFE® Index (net), increased 19.1% during the Fund’s fiscal year. Markets displayed ongoing resilience, finishing the fiscal year with a remarkable string of three consecutive quarters with returns in excess of 5%. Mounting evidence of measured but steady global gross domestic product (GDP) growth was enough to overcome potentially disruptive events such as a weak U.S. dollar, natural disasters, and a tense situation in North Korea. The markets’ resiliency in the face of such challenges underscores just how comfortable investors have become with being uncomfortable.

⬛	Every sector in the MSCI EAFE® Index (net) posted positive returns. The top performing sectors were financials, information technology, and materials. The weakest performing sectors were telecommunications, real estate, and consumer staples.
Broadly speaking, cyclical sectors led the charge over defensive sectors as markets marched higher. This reflected the positive trends in GDP growth.

What factors affected the Fund’s performance during its fiscal year?

⬛	For the fiscal year ended September 30, 2017, the Fund generated positive returns, though it underperformed its primary benchmark. Stock selection was the primary detractor from relative returns, while sector allocations had a lesser negative impact.

⬛	Stock selection within materials, consumer discretionary, and energy weighed most heavily on the Fund’s performance. Shares of specialty motion picture company IMAX Corp. fell nearly 22% during the period, which resulted in the largest negative stock-level impact. We continued to own shares of IMAX in the Fund through the end of the fiscal period, as we believe the selloff was not justified. Stock selection within the industrials, real estate, and consumer staples sectors made a positive contribution, but it was not enough to offset the drag from elsewhere. The largest single-stock contribution to relative returns came from Irish clinical research organization Icon PLC, which rose more than 47% during the period.

⬛	The sector allocations that contributed the most to the Fund’s relative performance were underweight exposures to consumer staples and healthcare, and an overweight exposure to information technology. However, the Fund’s underweight exposure to the outperforming financials sector, the detrimental effect of currency forwards, and an overweight exposure to the underperforming energy sector were the primary detractors from sector allocation results.

⬛	Three straight quarters of strong returns for the MSCI EAFE® Index (net) created a challenging relative performance environment for the Fund, given our core relative value style. We maintain our disciplined approach despite the headwinds.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Financials	24%
Industrials	16
Materials	11
Consumer Discretionary	10
Information Technology	9
Health Care	7
Energy	6
Other (includes short-term investment)	17

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Duff & Phelps International Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	9.87%	4.89%	5.55%		9/16/10
Class A Shares at POP[3,4]	3.56	3.65	4.66		9/16/10
Class C Shares at NAV[2],7 and with CDSC[4]	8.92	4.09	4.69		9/16/10
Class I Shares at NAV[2],7	10.05	5.14	5.75		9/16/10
MSCI EAFE® Index (net)	19.10	8.38	6.72	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 3.03%, Net 1.50%; Class C Shares: Gross 3.78%, Net 2.25%; Class I Shares: Gross 2.78%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Duff & Phelps International Real Estate Securities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 2.53%, Class C shares at NAV returned 1.72%, and Class I shares at NAV returned 2.79%. For the same period, the FTSE EPRA / NAREIT Developed ex-U.S. Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 4.16%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Over the course of the fiscal year ended September 30, 2017, global real estate equities trailed global equities as demonstrated by the 4.2% increase in the FTSE EPRA/NAREIT Developed ex US Index (net) versus the 19.1% increase in the MSCI EAFE® Index (net), both expressed in U.S. dollar terms. Additionally, global real estate equities trailed U.S equities during the fiscal year, as represented by the 18.6% rise in the S&P 500® Index during the period. Relative to global real estate equities, broader global equities have benefited even more from the continued pickup in global economic growth, which has translated into superior earnings growth.

⬛	A 2.5% decline in the U.S. dollar during the fiscal year, as measured by the U.S. Dollar Spot Index, was a benefit to international equity returns relative to U.S. equity returns, and this played out in real estate equities as well. U.S. dollar weakness since

January of 2017 was driven by falling confidence in the ability of Congress to enact growth-oriented legislative policies, the rise in geopolitical tensions between the U.S. and North Korea, and improving economic growth in Europe and Japan.

⬛	Taking a closer look at the performance of the individual countries that are represented within the FTSE EPRA/NAREIT Developed ex US Index (net), the top-performing countries during the fiscal year on a total return basis, measured in U.S. dollars, included Italy, Spain, Israel, Austria, and Ireland. Not surprisingly, most of the top performing countries during the fiscal year were euro-based, as the currency appreciated by 5.2% relative to the U.S. dollar during the period. While each of the countries had its own idiosyncratic factors that influenced returns during the fiscal year, one common thread was solid underlying real estate fundamentals that benefited from healthy economic growth. Spain and Ireland, in particular, benefited from superior economic growth and real estate fundamentals, and Italy began to show a pickup in growth and ongoing improvement in its banking sector.

⬛	The five bottom performing countries during the fiscal year were Japan, New Zealand, the Netherlands, Australia, and France. Notably, the bottom four countries posted negative total returns on a U.S. dollar basis during the period. Japan’s performance was dragged down by Japanese real estate investment trust (“REIT”) shares, which were pressured by fund outflows from local Japanese real estate investment products, particularly those offered by Japanese trust banks. The pattern of outflows began during the second quarter of 2017 after a speech by the head of Japan’s Financial Service Authority, who questioned the client suitability of some of these real estate products, given their fee structures and potentially unsustainable dividend distributions. Some of the other poorly performing countries were negatively impacted by a meaningful exposure to retail real estate-oriented companies, which was the worst performing property type during the fiscal period on a global basis.

⬛	The significant amount of capital looking to find a home in global real estate, particularly from private real estate fund managers, large institutional investors, and sovereign wealth funds, is a theme we have highlighted many times in the past, and this fiscal year’s activity continued to demonstrate its relevance. The two largest real estate transactions that were announced during the fiscal year were both in logistics. The first was Blackstone’s announced sale in early June 2017 of its pan-European logistics company, Logicor, to China Investment Company for 12.25 billion euros. The second was a privatization of Singapore-listed Global Logistic Properties (GLP), which came about after GLP announced it was pursuing a strategic review in December 2016 at the request of its largest shareholder, GIC Real Estate Ltd. The review ultimately led to numerous bidders expressing interest in the company, and a Chinese consortium being selected as the winner in July 2017 at a value of 16 billion Singapore dollars.

⬛	Separately, Blackstone also announced offers during June 2017 to take private Finnish real estate investment company Sponda for US$2 billion and Singapore-based Japanese real estate company Croesus Retail Trust for US$650 million. Additionally, on the last day of the second quarter of 2017, Canada Pension Plan Investment Board announced an offer to privatize Parkway, Inc., a large owner/operator of Houston office properties, for US$973 million. Lastly, in the first week of July, a Greystar-led fund announced an offer to privatize Monogram Residential Trust, a high-end owner/operator of rental apartments in the U.S., for US$2 billion.

⬛	At the individual property level, there were some record sales of office properties in the City of London during the fiscal year despite the ongoing concerns related to the U.K.’s plan to leave the European Union (Brexit). Of the transactions that have been announced, one included a property we toured during construction, 20 Fenchurch Street, better known as the “Walkie-Talkie.” The property, which was developed by Land Securities and Canary Wharf Group and completed in 2014, was announced to be sold in July 2017 for 1.3 billion pounds.

⬛	While this is just a sample of the capital markets activity that took place during the fiscal year, these deals clearly demonstrate the continued strong appetite for global real estate.

What factors affected the Fund’s performance during its fiscal year?

⬛	Overall, the Fund underperformed the FTSE EPRA/NAREIT Developed ex US Index (net) during the

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Duff & Phelps International Real Estate Securities Fund (Continued)

fiscal year ended September 30, 2017. While country allocation contributed positively to relative performance, this was offset by the negative impact from security selection.

⬛	Combining country allocation and security selection, the top positive relative contributors to performance for the fiscal year were Spain, Germany, and the U.K. Country allocation and security selection benefited the relative performance of all three countries.

⬛	From a country allocation perspective, the Fund’s overweight exposure to Spain was the largest positive driver of performance during the fiscal year. Spain was a top performing country during the fiscal year, and delivered returns well ahead of the benchmark. Spanish real estate companies continued to benefit from a healthy economic environment, improvements in rents and occupancies, and rising asset values. The next largest positive contributor to country allocation for the period was the Fund’s underweight exposure to Japan. As previously highlighted, Japanese real estate shares were poor performers over the period due to significant outflows hitting the Japanese REITs. Moreover, the Japanese yen fell by nearly 10% versus the U.S. dollar during the period, which contributed to the country’s poor performance on a U.S. dollar basis.

⬛	At the security level, the Fund’s overweight exposure to Global Logistic Properties, a Singapore-listed owner-operator of modern logistic warehouse real estate, was the largest positive contributor for the fiscal year. In early December 2016, the company announced that it was undertaking a strategic review to enhance shareholder value at the request of its largest shareholder, the Government of Singapore Investment Corporation. One month later, in early January 2017, the company announced that it had formally begun soliciting offers for the company from a targeted list of suitors. Ultimately, as noted above, this led to a buyout of the company by a consortium led by senior executives of GLP. The second most meaningful positive contributor to security selection for the period was the Fund’s overweight exposure to Axiare Patrimonio, a small-cap Spanish office/industrial REIT. The company delivered strong total return performance during the period, driven by robust financial results that displayed strong operating metrics and asset appreciation.

⬛	Combining country allocation and security selection, the top detractors for the period were Hong Kong, France, and Australia. Country allocation and security selection hurt within Hong Kong, whereas security selection was the detractor in France and Australia.

⬛	From a country allocation viewpoint, the Fund’s underweight exposure to Hong Kong was the largest detractor from performance during the fiscal year. The negative relative performance resulted from Hong Kong’s solid return during the period, which was driven in part by strong performance by several Hong Kong development companies. These companies performed well, particularly during the last quarter of the fiscal year, on the expectation of a positive change in policy regarding the conversion of farmland for residential development. The second largest country allocation detractor was Singapore, given the Fund’s underweight exposure and the country’s meaningful outperformance during the fiscal year. However, stock selection within Singapore was sufficiently positive to offset the negative impact from the Fund’s underweight position in the country.

⬛	At the security level, the Fund’s lack of exposure to Sumitomo Realty & Development, a large-cap Japan-based diversified real estate company, was the largest negative contributor for the fiscal period. The next largest security-level detractor was the Fund’s lack of exposure to Mitsui Fudosan, another large-cap Japan-based diversified real estate company, which delivered a healthy total return relative to its Japanese peers. Both of these names are classified as non-rental companies and thus fall outside our focus on rental real estate companies. During the fiscal year, Japanese non-rental companies materially outperformed Japanese rental companies as the Japanese yen depreciated against the U.S. dollar by 10%. It is not uncommon for non-rental companies to outperform rental companies in a weakening-yen environment.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Real Estate Operating Companies	36%
Retail REITs	28
Office REITs	12
Diversified REITs	11
Industrial REITs	4
Diversified Real Estate Activities	3
Specialized REITs	3
Other (includes short-term investment)	3

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Duff & Phelps International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	2.53%	6.32%	1.75%		10/1/07
Class A Shares at POP[3,4]	-3.36	5.06	1.15		10/1/07
Class C Shares at NAV[2] and with CDSC[4]	1.72	5.53	0.98		10/1/07
Class I Shares at NAV[2]	2.79	6.60	2.00		10/1/07
S&P 500® Index*	18.61	14.22	7.29	[5]	—
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)*	0.95	6.11	0.89	[5]	—
FTSE EPRA/NAREIT Developed ex-U.S. Index (net)*	4.16	5.38	0.13	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 1.90%, Net 1.50%; Class C Shares: Gross 2.65%, Net 2.25%; Class I Shares: Gross 1.65%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The FTSE EPRA/NAREIT Developed ex-U.S. Index (net) is an appropriate broad-based Index. The fund is no longer using FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net) or the S&P 500® Index (net).

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Horizon International Wealth Masters Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VIWAX Class C: VIWCX Class I: VWIIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 16.51%, Class C shares at NAV returned 15.70%, and Class I shares at NAV returned 16.77%. For the same period, the MSCI EAFE® Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 19.10%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	During the 12-month period ended September 30, 2017, the MSCI EAFE® Index (net) returned 19.1%. Global markets rose significantly in 2017, though markets exhibited considerable volatility in the aftermath of terrorist activity in Europe. Uncertainty regarding the timing and impact of Britain’s pending exit from the European Union (Brexit) did not prevent markets from rallying.

What factors affected the Fund’s performance during its fiscal year?

⬛	The Fund is designed to track the Horizon Kinetics ISE International Wealth Index (International Wealth Index), a public index maintained by Horizon Kinetics LLC, the parent company of the Fund’s subadviser, and published by International Securities Exchange. The International Wealth Index seeks to identify and include non-U.S., exchange-listed companies that are owned and operated by some of the wealthiest, most successful investors, business executives, and entrepreneurs in the world, referred to as “owner-operators.” These companies tend to have higher insider ownership than companies that are agent-operated. The Fund is designed to allow investors to readily leverage the business acumen of these highly skilled individuals by investing in the companies listed in the International Wealth Index.

⬛	The Fund underperformed the MSCI EAFE® Index (net) during the 12 months ended September 30, 2017.

⬛	Due to differences in inclusion criteria and the methodology used to determine the weights of each constituent between the MSCI EAFE® Index (net) and the International Wealth Index, companies in the International Wealth Index, and therefore in the Fund, tend to be underrepresented in the MSCI EAFE® Index (net).

⬛	At the sector level, health care and information technology were the largest contributors to relative returns, while financials and consumer discretionary were the largest detractors.

⬛	At the stock level, the five largest contributors to performance (and their owner-operators) were Renishaw plc (David McMurtry); Glencore plc (Ivan Glasenberg); Start Today Co., Ltd. (Yusaku Maezawa); OCI NV (Nassef Sawiris); and Wacker Chemie AG (Peter-Alexander Wacker). The five largest detractors from performance were Nordex SE (Susanne Klatten); Dixons Carphone PLC (Charles Dunstone); Petrofac Limited (Ayman Asfari); Taisho Pharmaceutical Holdings Co. Ltd. (Shoji Uehara); and TPG Telecom Limited (David Teoh).

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Consumer Discretionary	30%
Industrials	15
Consumer Staples	12
Information Technology	10
Financials	10
Materials	7
Real Estate	5
Other (includes short-term investment)	11

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Horizon International Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	16.51%	7.28%		11/17/14
Class A Shares at POP[3,4]	9.82	5.09		11/17/14
Class C Shares at NAV[2] and with CDSC[4]	15.70	6.48		11/17/14
Class I Shares at NAV[2]	16.77	7.56		11/17/14
S&P 500® Index*	18.61	9.91	[5]	—
MSCI EAFE® Index (net)*	19.10	6.03	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 3.27%, Net 1.55%; Class C Shares: Gross 4.02%, Net 2.30%; Class I Shares: Gross 3.02%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The MSCI EAFE® Index (net) is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index (net).

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 17, 2014 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

KAR Emerging Markets Small-Cap Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VAESX Class C: VCESX Class I: VIESX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 20.12%, Class C shares at NAV returned 19.20%*, and Class I shares at NAV returned 20.42%. For the same period, the MSCI Emerging Markets Small Cap Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 14.89%.

*	See footnote 7 on page 22.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Global equities had a strong run during the fiscal year ended September 30, 2017. Emerging market equities, in particular, were one of the best performing asset classes during the period. Although emerging markets declined during the fiscal first quarter as investors worried about the implications of the U.S. election results, market sentiment quickly turned in early 2017 and became increasingly positive as the global economy and corporate profits continued to grow and recover.

⬛	Within the MSCI Emerging Markets Small Cap Index (net), information technology stood out as the best performing sector. The materials sector also performed strongly, helped by stabilizing commodity prices. Geographically, Brazil was a strong performer as the economy showed signs of economic recovery, and China’s resilient gross domestic product (GDP) growth, despite the government’s effort to de-leverage the economy, led to strong performance in Chinese equities.

What factors affected the Fund’s performance during its fiscal year?

⬛	The Fund outperformed the MSCI Emerging Markets Small Cap Index (net) during the fiscal year ended September 30, 2017, largely driven by stock selection. The Fund’s geographic underweight to India, China and Brazil provided a headwind, but was overcome by strong performance in some of the Fund’s highly weighted stocks.

⬛	The largest positive individual stock contributor to performance was Autohome, the leading online automotive information destination in China. Autohome had been one of the Fund’s biggest laggards in the past few years, driven by weak margins and turnover among management and shareholders. But new ownership and management took several positive steps that caused the business to generate stronger margins and earnings growth, and highlighted the strength of Autohome’s core business.

⬛	The largest stock detractor from performance over the fiscal year was Sarine Technologies, a company that the Fund purchased in May 2017. Sarine is an Israeli company, listed in Singapore, that generates the majority of its revenue in India. The company is the global leader in diamond processing equipment. Sarine suffered after reporting issues with technology infringement in India. Although the company took legal action to protect its patents, the uncertainty put pressure on the shares. In addition, Sarine was removed from the FTSE Global Small Cap Index effective September 15, 2017, which forced a large passive shareholder to sell the position.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Industrials	23%
Consumer Staples	20
Information Technology	16
Materials	14
Consumer Discretionary	9
Financials	9
Short-term investment	9

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

KAR Emerging Markets Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	20.12%	4.50%		12/17/13
Class A Shares at POP[3,4]	13.21	2.88		12/17/13
Class C Shares at NAV[2,7] and with CDSC[4]	19.20	3.72		12/17/13
Class I Shares at NAV[2]	20.42	4.75		12/17/13
S&P 500® Index*	18.61	11.91	[5]	—
MSCI Emerging Markets Small Cap Index (net)*	14.89	4.93	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 3.76%, Net 1.85%; Class C Shares: Gross 4.51%, Net 2.60%; Class I Shares: Gross 3.51%, Net 1.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.
*	The MSCI Emerging Markets Small Cap Index (net) is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 17, 2013 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

KAR International Small-Cap Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX Class R6: VRISX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 27.42%, Class C shares at NAV returned 26.41%, Class I shares at NAV returned 27.73%, and Class R6 shares at NAV returned 27.82%. For the same period, the MSCI All Country World ex U.S. Small Cap Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 19.19%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	Global equity markets rallied strongly during the Fund’s fiscal year, aided by low interest rates and economic growth that gained momentum over the last 12 months. Europe performed particularly well, driven by surprisingly strong economic growth throughout the year. Emerging markets also outperformed after several years of underperformance. In addition to strong local market performance, international equity returns in U.S. dollar terms benefitted from a decline in the U.S. dollar over the fiscal year.

What factors affected the Fund’s performance during its fiscal year?

⬛	The Fund outperformed the MSCI All Country World ex U.S. Small Cap Index (net) during the fiscal year due to strong performance in several holdings. In particular, shares of Autohome, which operates the leading online automotive information destination in China, more than doubled over the

12 months. New company management decided to exit the unprofitable new car transaction business, which led to dramatic margin improvement and highlighted the strength of Autohome’s core media and lead generation business.

⬛	The largest detractor from Fund performance was Sarine Technologies, the global leader in diamond processing equipment. Sarine’s results were negatively impacted by brazen technology infringement in India, the company’s largest market. Sarine took legal actions to protect its patents, but the uncertainty relating to the issue put negative pressure on the shares.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Information Technology	33%
Industrials	22
Financials	9
Materials	7
Consumer Discretionary	6
Health Care	5
Consumer Staples	4
Other (includes short-term investment)	14

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

KAR International Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	27.42%	14.32%	14.32%		9/5/12
Class A Shares at POP[3,4]	20.09	12.98	12.99		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	26.41	13.47	13.47		9/5/12
Class I Shares at NAV[2]	27.73	14.60	14.61		9/5/12
Class R6 Shares at NAV[2]	27.82	—	13.27		11/12/14
MSCI AC World ex U.S. Small Cap Index (net)	19.19	9.68	—	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 1.86%, Net 1.60%; Class C Shares: Gross 2.61%, Net 2.35%; Class I Shares: Gross 1.61%, Net 1.35%; Class R6 Shares: Gross 1.50%, Net 1.24%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 9.65% for Class R6 shares and 10.71% for Class A, C, and I shares from the inception date of the respective share classes.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

Vontobel Global Opportunities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: NWWOX Class C: WWOCX Class I: WWOIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 19.54%, Class C shares at NAV returned 18.61%, and Class I shares at NAV returned 19.83%. For the same period, the MSCI All Country World Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 18.65%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	For the fiscal year ended September 30, 2017, the MSCI All Country World Index (net) was positive in all four fiscal quarters.

⬛	In the fourth quarter of 2016, Donald Trump’s surprise victory in the U.S. presidential election sparked a reflation rally in the U.S. and most developed markets. This was driven by Trump’s promises to implement pro-business polices and fiscal stimulus. In December 2016, the U.S. Federal Reserve (Fed) increased its benchmark rate, and signaled an accelerated pace of monetary policy normalization. European equities finished the fourth quarter of 2016 slightly negative in U.S. dollar terms against a backdrop of political uncertainty and growing sentiment that the effectiveness of extraordinary monetary policy measures may have been reached. The European Central Bank (ECB) announced its intention to continue quantitative easing through 2017. Emerging market equities came under pressure. Concerns about rising interest rates, a stronger U.S. dollar, and potential changes to U.S. policy resulted in significant capital outflows from emerging markets, and renewed concern about dollar-denominated debt.

⬛	In the U.S., post-election enthusiasm continued to support markets into the first quarter of 2017. Investors’ anticipation of quicker economic growth driven by lower taxes, a more supportive regulatory environment, and an increase in infrastructure spending were all positive factors. European equities had a strong first quarter of 2017 as investors looked beyond rising political uncertainty and stayed optimistic based on the largely positive economic figures coming out of the region. Emerging market equities posted double-digit returns for the quarter, driven by a recovery from the selloff in the fourth quarter of 2016 and the strength of emerging market currencies against the U.S. dollar. As investment funds returned, emerging market currencies rallied alongside equities, lifting returns in U.S. dollar terms. Asian stocks were among the top performers. We saw a recovery in sentiment in India as the demonetization impact on corporate earnings was less severe than feared.

⬛	In the second quarter of 2017, a robust earnings season and healthy economy in the U.S. provided a positive backdrop amid investors’ lingering disappointment and uncertainty regarding the execution of President Trump’s agenda. Investors took notice of the Eurozone recovery this quarter. Positive economic data, improving corporate earnings, and reduced political risks contributed to optimistic sentiment. Emerging markets were a top performer, with returns aided by a weakening U.S. dollar and solid growth. China and Korea were notable drivers of returns.

⬛	Across the globe, almost all equity markets registered positive returns for the third quarter of 2017. The broad macroeconomic backdrop was reasonably steady, with wage growth, inflation, household leverage, and housing markets at reasonable levels in most major economies, supported by low interest rates and energy prices. Emerging markets continued their bull run in the third quarter, outpacing their developed market counterparts. Important drivers for the benchmark’s performance were Chinese e-commerce companies and

Brazilian banks, as well as a lift for dollar investors from rising exchange rates against the U.S. dollar, which commonly accompanies market inflows. Rising corporate earnings and growth across the major emerging market economies helped sustain a healthy outlook.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights the specific stocks that provided the largest contributions to the Fund’s absolute performance and those that were the largest detractors during the fiscal year. As bottom-up stock pickers, we hope that shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that helped absolute performance

⬛	MasterCard is a leader in debit/credit transaction processing for card-issuing banks around the world. The stock price benefited from continued strong secular tailwinds of cash to credit card payments and digital transactions. The company had strong second quarter 2017 results and increased its earnings guidance for fiscal years 2016 to 2018 during its Investor Day. These developments offered incremental evidence of MasterCard’s durable competitive position as an indispensable component of the payment ecosystem.

⬛	HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the Fund for many years. The stock continued to perform well as the bank reported strong results for the fiscal quarter ended in June 2017. HDFC Bank has been a prime beneficiary of continued healthy deposit growth as India’s middle-income group has accumulated savings. It also benefited from the recent surge in deposits due to the monetization push, which provided funding to meet the strong demand for credit from consumers and small and medium-sized businesses. The bank has delivered solid growth while maintaining high credit and underwriting standards.

Stocks that hurt absolute performance

⬛	Bristol-Myers Squibb’s stock was pressured in the first quarter of 2017 over concerns about the prospects for a key lung cancer drug combination.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

25

Vontobel Global Opportunities Fund (Continued)

We viewed the initial stock reaction as overdone, as we believed an accelerated filing for approval would be unlikely. However, management’s commentary during a subsequent earnings call revealed a loss of confidence in its phase III trial. We reduced the Fund’s exposure given the lower probability of success, and subsequently sold out of the Fund’s remaining stake in the second quarter of 2017 to reallocate capital to more attractive opportunities.

⬛	Alimentation Couche-Tard is a Canada-based international gas station and convenience store operator with over 11,000 locations under the Couche Tard, Circle K, Ingo and Topaz brands. The company reported quarterly earnings in the first quarter of 2017 that were weaker than expected due to temporary issues such as weather and changes in fuel price.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Information Technology	26%
Consumer Staples	25
Consumer Discretionary	17
Financials	14
Health Care	7
Industrials	4
Real Estate	2
Other (includes short-term investment)	5

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets,

involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

26

Vontobel Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	19.54%	10.92%	4.39%	—		—
Class A Shares at POP[3,4]	12.67	9.62	3.78	—		—
Class C Shares at NAV[2] and with CDSC[4]	18.61	10.10	3.62	—		—
Class I Shares at NAV[2]	19.83	11.20	—	12.04%		8/8/12
S&P 500® Index*	18.61	14.22	7.44	14.47	[5]	—
MSCI All Country World Index (net)*	18.65	10.20	3.88	10.58	[5]	—

Fund Expense Ratios6: Class A Shares: 1.47%; Class C Shares: 2.22%; Class I Shares: 1.22%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.
*	The MSCI All Country World Index (net) is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

27

Vontobel Greater European Opportunities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 12.89%, Class C shares at NAV returned 12.06%, and Class I shares at NAV returned 13.21%. For the same period, the MSCI Europe Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 22.30%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year?

⬛	For the fiscal year ended September 30, 2017, the MSCI Europe Index (net), in U.S. dollar terms, was slightly negative in the fiscal first quarter, but positive in the fiscal second, third and fourth quarters.

⬛	In the fourth quarter of 2016, European equities finished the quarter slightly negative in U.S. dollar terms against a backdrop of political uncertainty and growing sentiment that the effectiveness of extraordinary monetary policy measures may have been reached. The European Central Bank (ECB) announced its intention to continue quantitative easing through 2017.

⬛	European equities had a strong first quarter of 2017 as investors looked beyond rising political uncertainty and stayed optimistic based on the largely positive economic figures coming out of the region. During the quarter, elections in Austria and the Netherlands resulted in a rejection of anti-European Union (EU) and anti-euro sentiment.
⬛	In the second quarter of 2017, investors took notice of the Eurozone recovery. Positive economic data, improving corporate earnings, and reduced political risks contributed to optimistic sentiment. In France, centrist and pro-EU candidate Emmanuel Macron was elected president, and his new party won the majority in the legislative elections. This was a market-friendly outcome that reduced the risk of France breaking away from the Eurozone.

⬛	The third quarter of 2017 saw confidence in the strength of the economic recovery in Europe as real gross domestic product (GDP) in the Eurozone continued to grow. In politics, Angela Merkel won a fourth term as German chancellor, but a rise of the anti-immigrant AfD (Alternative for Germany) party, now the third-largest group in parliament, underscored the anti-establishment movement of the past year and signaled political uncertainty ahead. And negotiations between the U.K. and the EU over the terms of the U.K.’s departure from the EU (Brexit) continued. An agreement will take years and there is much uncertainty around the process. However, the impact on equities and the economy has not yet been felt.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights the specific stocks that provided the largest contributions to the Fund’s absolute performance and those that were the largest detractors during the fiscal year. As bottom-up stock pickers, we hope that shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that helped absolute performance

⬛	Unilever continued to perform well after it rejected a bid from Kraft Heinz in the first quarter of 2017. The company subsequently released the results of a comprehensive review of its business that showed how it would successfully balance long-term investment and near-term earnings.

⬛	The Priceline Group is an online travel company that provides a variety of travel services. The company performed well during the fourth quarter of 2016 after reporting strong third-quarter 2016 numbers. Results included 26% year-over-year growth in foreign currency-neutral bookings, an acceleration from 21% in the second quarter and higher than the company had guided investors to expect. This was despite the concerns about travel to Europe as a result of terrorist attacks, as well as the impact of post-Brexit weakness in the British pound on travel out of the U.K. Priceline operates through five primary brands, Booking.com, priceline.com, Agoda.com, KAYAK, and Rentalcars.com, in more than 180 countries.

Stocks that hurt absolute performance

⬛	Novo Nordisk detracted from the Fund’s returns. We sold the Fund’s position in the company as the insulin market in the U.S. was becoming more competitive. Novo had been a long-term investment for the Fund, and the company created a lot of value over the long haul. But over the past year, the competitive pressures rose significantly and the company no longer offered the predictable earnings growth profile it once had.

⬛	Imperial Brands detracted from the Fund’s performance. We reallocated the Fund’s capital to other opportunities because the company’s visibility declined as competitors developed heat-not-burn products.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Consumer Staples	34%
Industrials	16
Health Care	14
Consumer Discretionary	13
Information Technology	10
Financials	9
Materials	3
Other (includes short-term investment)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

28

Vontobel Greater European Opportunities Fund (Continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

29

Vontobel Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/17
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	12.89%	6.62%	11.03%		4/21/09
Class A Shares at POP[3,4]	6.40	5.37	10.26		4/21/09
Class C Shares at NAV[2] and with CDSC[4]	12.06	5.84	10.21		4/21/09
Class I Shares at NAV[2]	13.21	6.89	11.31		4/21/09
MSCI Europe Index (net)	22.30	8.36	10.48	[5]	—

Fund Expense Ratios6: Class A Shares: Gross 1.81%, Net 1.45%; Class C Shares: Gross 2.56%, Net 2.20%; Class I Shares: Gross 1.56%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through April 30, 2018. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

30

VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.8%

Energy—18.4%
Antero Midstream GP LP (United States)	46,935	$961
Cheniere Energy, Inc. (United States)(2)	30,740	1,384
Enbridge, Inc. (Canada)	85,368	3,572
Kinder Morgan, Inc. (United States)	206,140	3,954
ONEOK, Inc. (United States)	22,280	1,234
Pembina Pipeline Corp. (Canada)	52,890	1,856
Tallgrass Energy GP LP (United States)	43,005	1,215
Targa Resources Corp. (United States)	21,960	1,039
TransCanada Corp. (Canada)	86,265	4,264
Williams Cos., Inc. (The) (United States)	79,935	2,399

		21,878

Industrials—29.8%
Aena SME SA (Spain)(3)	16,640	3,004
Aeroports de Paris (France)	14,015	2,266
Atlantia SpA (Italy)	219,226	6,921
Auckland International Airport Ltd. (New Zealand)	553,604	2,575
Canadian National Railway Co. (Canada)	31,605	2,618
CSX Corp. (United States)	57,705	3,131
East Japan Railway Co. (Japan)	12,230	1,129
Flughafen Zuerich AG Registered Shares (Switzerland)	9,600	2,171
Fraport AG Frankfurt Airport Services Worldwide (Germany)	13,750	1,306
Norfolk Southern Corp. (United States)	10,310	1,363
Transurban Group (Australia)	790,880	7,370
Vinci SA (France)	16,195	1,539

		35,393

Real Estate—7.3%
American Tower Corp. (United States)	36,040	4,926
Crown Castle International Corp. (United States)	37,580	3,757

		8,683

Telecommunication Services—2.8%
Cellnex Telecom SA (Spain)(3)	83,535	1,912
TELUS Corp. (Canada)	41,130	1,479

		3,391

Utilities—40.5%
ALLETE, Inc. (United States)	15,625	1,208
American Electric Power Co., Inc. (United States)	46,280	3,251
American Water Works Co., Inc. (United States)	24,400	1,974

	SHARES	VALUE
Utilities—continued
Aqua America, Inc. (United States)	34,490	$1,145
Atmos Energy Corp. (United States)	23,375	1,960
Black Hills Corp. (United States)	22,150	1,525
CenterPoint Energy, Inc. (United States)	31,875	931
CMS Energy Corp. (United States)	31,975	1,481
Dominion Energy, Inc. (United States)	46,245	3,558
DTE Energy Co. (United States)	23,235	2,494
Edison International (United States)	19,920	1,537
Emera, Inc. (Canada)	36,650	1,388
Engie SA (France)	76,845	1,305
Fortis, Inc. (Canada)	35,255	1,265
Iberdrola SA (Spain)	197,845	1,537
National Grid plc (United Kingdom)	198,496	2,459
NextEra Energy, Inc. (United States)	37,535	5,501
NiSource, Inc. (United States)	79,915	2,045
ONE Gas, Inc. (United States)	14,290	1,052
PG&E Corp. (United States)	44,515	3,031
Sempra Energy (United States)	33,020	3,769
Spire, Inc. (United States)	12,970	968
Vectren Corp. (United States)	20,900	1,375
Xcel Energy, Inc. (United States)	29,075	1,376

		48,135
TOTAL COMMON STOCKS (Identified Cost $100,545)		117,480
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $100,545)		117,480

SHORT-TERM INVESTMENT—1.0%

Money Market Mutual Fund—1.0%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(4)	1,149,499	1,149
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,149)		1,149
TOTAL INVESTMENTS—99.8%
(Identified Cost $101,694)		118,629	(1)
Other assets and liabilities, net—0.2%		277

NET ASSETS—100.0%		$118,906

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $4,916 or 4.1% of net assets.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
United States	56%
Canada	14
Australia	6
Italy	6
Spain	6
France	4
New Zealand	2
Other	6
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$117,480	$117,480
Short-Term Investment	1,149	1,149

Total Investments	$118,629	$118,629

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $9,945 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

31

VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.1%

Australia—5.3%
Dexus Property Group	273,339	$2,037
GPT Group (The) – In Specie(2)(4)	13,566	—	(6)
National Storage REIT	2,310,000	2,709
Scentre Group	951,389	2,933
Westfield Corp.	458,350	2,819

		10,498

Canada—3.3%
Allied Properties Real Estate Investment Trust	86,885	2,774
First Capital Realty, Inc.	67,880	1,071
RioCan Real Estate Investment Trust	141,662	2,717

		6,562

France—2.4%
Klepierre SA	76,620	3,007
Mercialys SA	82,150	1,641

		4,648

Germany—6.2%
ADO Properties SA(3)	52,142	2,577
Deutsche Wohnen SE	35,275	1,498
TLG Immobilien AG	128,900	2,972
Vonovia SE	120,948	5,146

		12,193

Hong Kong—5.2%
Hysan Development Co., Ltd.	269,000	1,265
i-CABLE Communications Ltd.(2)	66,555	2
Link REIT	501,504	4,064
Swire Properties Ltd.	710,000	2,409
Wharf Holdings Ltd. (The)	286,000	2,548

		10,288

Japan—6.8%
GLP J-REIT	1,432	1,493
Hulic Co., Ltd.	166,900	1,636
Invincible Investment Corp.	2,935	1,211
Japan Real Estate Investment Corp.	318	1,529
Kenedix Office Investment Corp.	324	1,782
Kenedix Retail REIT Corp.	661	1,373
LaSalle Logiport REIT	1,011	985
Nippon Building Fund, Inc.	357	1,780
Nippon Prologis REIT, Inc.	763	1,608

		13,397

Mexico—0.3%
Prologis Property Mexico SA de CV	278,800	552

Netherlands—1.0%
Unibail-Rodamco SE	8,148	1,982

	SHARES	VALUE
Norway—0.9%
Entra ASA(3)	132,500	$1,813

Singapore—0.7%
Mapletree Industrial Trust	911,000	1,259

Spain—4.0%
Axiare Patrimonio SOCIMI SA	202,524	4,138
Hispania Activos Inmobiliarios SOCIMI SA	209,318	3,773

		7,911

Sweden—1.2%
Castellum AB	146,410	2,297

United Kingdom—6.6%
Derwent London plc	45,910	1,719
Great Portland Estates plc	185,312	1,517
Land Securities Group plc	101,373	1,321
Safestore Holdings plc	418,557	2,449
Segro plc	275,628	1,980
UNITE Group plc (The)	428,900	3,951

		12,937

United States—54.2%
Alexandria Real Estate Equities, Inc.	30,200	3,593
American Campus Communities, Inc.	36,738	1,622
American Homes 4 Rent Class A	165,250	3,588
Apartment Investment & Management Co. Class A	71,800	3,149
AvalonBay Communities, Inc.	25,665	4,579
Boston Properties, Inc.	19,528	2,400
Brixmor Property Group, Inc.	138,633	2,606
CoreSite Realty Corp.	13,200	1,477
Cousins Properties, Inc.	270,400	2,526
CubeSmart	135,975	3,530
CyrusOne, Inc.	29,600	1,744
DCT Industrial Trust, Inc.	66,298	3,840
Digital Realty Trust, Inc.	45,550	5,390
Douglas Emmett, Inc.	68,195	2,688
Duke Realty Corp.	144,531	4,165
Equinix, Inc.	3,053	1,363
Equity LifeStyle Properties, Inc.	17,596	1,497
Equity Residential	61,215	4,036
Essex Property Trust, Inc.	12,027	3,055
Extra Space Storage, Inc.	44,545	3,560
Federal Realty Investment Trust	16,200	2,012
Healthcare Realty Trust, Inc.	50,821	1,644
Healthcare Trust of America, Inc. Class A	99,400	2,962
Highwoods Properties, Inc.	52,206	2,719
Host Hotels & Resorts, Inc.	60,708	1,123
JBG SMITH Properties(2)	24,800	848
Kilroy Realty Corp.	32,822	2,334
Mid-America Apartment Communities, Inc.	12,000	1,283
Paramount Group, Inc.	178,440	2,855
Pebblebrook Hotel Trust	16,359	591

	SHARES	VALUE
United States—continued
Prologis, Inc.	114,098	$7,241
Regency Centers Corp.	58,550	3,632
RLJ Lodging Trust	92,550	2,036
Simon Property Group, Inc.	41,731	6,719
Sun Communities, Inc.	38,850	3,329
Tanger Factory Outlet Centers, inc.	21,641	529
Vornado Realty Trust	49,600	3,813
Welltower, Inc.	10,119	711

		106,789
TOTAL COMMON STOCKS (Identified Cost $174,956)		193,126
TOTAL LONG TERM INVESTMENTS—98.1%
(Identified Cost $174,956)		193,126

SHORT-TERM INVESTMENT—1.7%

Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(5)	3,332,875	3,333
TOTAL SHORT-TERM INVESTMENT (Identified Cost $3,333)		3,333
TOTAL INVESTMENTS—99.8%
(Identified Cost $178,289)		196,459	(1)
Other assets and liabilities, net—0.2%		433

NET ASSETS—100.0%		$196,892

Abbreviation:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $4,390 or 2.2% of net assets.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(6)	Amount is less than $500.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

32

VIRTUS DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

Country Weightings†
United States	56%
Japan	7
United Kingdom	7
Germany	6
Australia	5
Hong Kong	5
Spain	4
Other	10
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$193,126	$193,126	$—	(1)*
Short-Term Investment	3,333	3,333	—

Total Investments	$196,459	$196,459	$—	(1)*

(1)	Amount less than $500.
*	Includes internally fair valued security.

There were no Level 2 (significant observable inputs) priced securities.

Securities held by the Fund with an end of period value of $29,224 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stocks
Investments in Securities
Balance as of September 30, 2016	$—	(b)(c)
Accrued discount (premium)	—
Realized gain (loss)	—
Change in appreciation (depreciation)(d)	—	(b)
Purchases	—
Sales	—
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2017	$—	(b)(c)

(a)	“Transfers into and/or from” Level 3 represent the ending value as of September 30, 2017, for any investment where a change in pricing level occurred from the beginning to the end of period.
(b)	Amount is less than $500.
(c)	Includes internally fair valued security.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations. The change in unrealized appreciation/(depreciation) on investments still held on September 30, 2017, was less than $500.

See Notes to Financial Statements

33

VIRTUS DUFF & PHELPS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.1%

Consumer Discretionary—10.4%
Ctrip.com International Ltd. ADR (China)(2)	2,249	$119
IMAX Corp. (Canada)(2)	3,400	77
Kroton Educacional SA (Brazil)	16,845	106
Sony Corp. Sponsored ADR (Japan)	2,703	101

		403

Consumer Staples—5.6%
Fomento Economico Mexicano SAB de CV Sponsored ADR (Mexico)	1,188	113
Marine Harvest ASA Sponsored ADR (Norway)(2)	5,282	105

		218

Energy—6.1%
Statoil ASA (Norway)	6,164	124
TechnipFMC plc (France)(2)	4,050	112

		236

Financials—23.7%
BNP Paribas SA (France)	1,645	133
BOC Hong Kong Holdings Ltd. (Hong Kong)	15,500	75
CaixaBank SA (Spain)	23,616	118
DBS Group Holdings Ltd. (Singapore)	7,980	123
ING Groep NV (Netherlands)	6,843	126
ORIX Corp. (Japan)	7,340	118
UBS Group AG Registered Shares (Switzerland)(2)	6,905	118
Zurich Insurance Group AG (Switzerland)	370	113

		924

Health Care—6.5%
Allergan plc (Ireland)	484	99
ICON plc (Ireland)(2)	1,340	153

		252

	SHARES	VALUE
Industrials—16.3%
Airbus SE (France)	1,266	$120
Ashtead Group plc (United Kingdom)	5,172	125
Hitachi Ltd. (Japan)	17,195	121
Nidec Corp. (Japan)	1,310	161
RELX plc (United Kingdom)	4,975	109

		636

Information Technology—8.4%
Broadcom Ltd. (Singapore)	457	111
Check Point Software Technologies Ltd. (Israel)(2)	925	106
SAP SE Sponsored ADR (Germany)	1,025	112

		329

Materials—11.2%
Anhui Conch Cement Co., Ltd. Class H (China)	29,500	118
Fortescue Metals Group Ltd. (Australia)	21,198	85
HeidelbergCement AG (Germany)	1,082	111
Toray Industries, Inc. (Japan)	12,535	122

		436

Real Estate—3.7%
LendLease Group (Australia)	10,270	144

Telecommunication Services—2.5%
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	277,035	96

Utilities—2.7%
Veolia Environnement SA (France)	4,599	106
TOTAL COMMON STOCKS
(Identified Cost $3,112)		3,780
TOTAL LONG TERM INVESTMENTS—97.1%
(Identified Cost $3,112)		3,780

	SHARES	VALUE
SHORT-TERM INVESTMENT—2.2%

Money Market Mutual Fund—2.2%
Dreyfus Government Cash Management Fund—Institutional Shares (seven-day effective yield 0.920%)(3)	86,152	$86
TOTAL SHORT-TERM INVESTMENT (Identified Cost $86)		86
TOTAL INVESTMENTS—99.3%
(Identified Cost $3,198)		3,866	(1)
Other assets and liabilities, net—0.7%		28

NET ASSETS—100.0%		$3,894

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
Japan	16%
France	12
Ireland	7
China	6
Singapore	6
United Kingdom	6
Switzerland	6
Other	41
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$3,780	$3,780
Short-Term Investment	86	86

Total Investments	$3,866	$3,866

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $402 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

34

VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.7%

Australia—12.7%
Dexux Property Group	83,518	$623
GPT Group (The) – In Specie(2)(4)	588,920	10
National Storage REIT	621,000	728
Scentre Group	291,171	898
Westfield Corp.	148,473	913

		3,172

Canada—8.1%
Allied Properties Real Estate Investment Trust	26,065	832
First Capital Realty, Inc.	23,205	366
RioCan Real Estate Investment Trust	43,050	826

		2,024

France—5.7%
Klepierre SA	23,556	925
Mercialys SA	25,600	511

		1,436

Germany—11.0%
ADO Properties SA(3)	9,522	471
Deutsche Wohnen SE	11,575	491
TLG Immobilien AG	23,000	530
Vonovia SE	29,945	1,274

		2,766

Hong Kong—12.3%
Hysan Development Co., Ltd.	82,000	386
i-CABLE Communications Ltd.(2)	19,689	1
Link REIT	155,441	1,259
Swire Properties Ltd.	206,000	699
Wharf Holdings Ltd. (The)	83,000	739

		3,084

Japan—17.0%
GLP J-REIT	420	438
Hulic Co., Ltd.	60,500	593
Invincible Investment Corp.	902	372
Japan Real Estate Investment Corp.	98	471
Kenedix Office Investment Corp.	100	550
Kenedix Retail REIT Corp.	214	445
LaSalle Logiport REIT	354	345
Nippon Building Fund, Inc.	108	538
Nippon Prologis REIT, Inc.	234	493

		4,245

Mexico—0.5%
Prologis Property Mexico SA de CV	63,000	125

Netherlands—3.9%
Unibail-Rodamco SE	4,000	973

Norway—1.8%
Entra ASA(3)	33,000	452

	SHARES	VALUE
Singapore—1.5%
Mapletree Industrial Trust	278,000	$384

Spain—6.4%
Axiare Patrimonio SOCIMI SA	39,470	807
Hispania Activos Inmobiliarios SOCIMI SA	44,327	799

		1,606

Sweden—2.8%
Castellum AB	44,699	701

United Kingdom—14.0%
Derwent London plc	14,146	530
Great Portland Estates plc	56,397	462
Land Securities Group plc	32,517	424
Safestore Holdings plc	130,376	763
Segro plc	91,368	656
UNITE Group plc (The)	71,700	660

		3,495
TOTAL COMMON STOCKS (Identified Cost $18,422)		24,463
TOTAL LONG TERM INVESTMENTS—97.7%
(Identified Cost $18,422)		24,463

SHORT-TERM INVESTMENT—1.6%

Money Market Mutual Fund—1.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(5)	390,077	390
TOTAL SHORT-TERM INVESTMENT (Identified Cost $390)		390
TOTAL INVESTMENTS—99.3% (Identified Cost $18,812)		24,853	(1)
Other assets and liabilities, net—0.7%		183

NET ASSETS—100.0%		$25,036

Abbreviation:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $923 or 3.7% of net assets.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
Japan	17%
United Kingdom	14
Australia	13
Hong Kong	12
Germany	11
Canada	8
Spain	7
Other	18
Total	100%
† % of total investments as of September 30, 2017.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

35

VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$24,463	$24,453	$10	*
Short-Term Investment	390	390	—

Total Investments	$24,853	$24,843	$10	*

*	Includes internally fair valued security.

There were no Level 2 (significant observable inputs) priced securities.

Securities held by the Fund with an end of period value of $9,052 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stocks
Investments in Securities
Balance as of September 30, 2016	$—	(b)
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in appreciation (depreciation)(c)	10
Purchases	—
Sales	—
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2017	$10	(b)

(a)	“Transfers into and/or from” Level 3 represent the ending value as of September 30, 2017, for any investment where a change in pricing level occurred from beginning to end of period.
(b)	Includes internally fair valued security.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation/(depreciation) on investments still held on September 30, 2017, was $10.

See Notes to Financial Statements

36

VIRTUS HORIZON INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.3%

Consumer Discretionary—30.2%
adidas AG (Germany)	128	$29
Altice NV Class A (Netherlands)(2)	2,171	43
Autogrill S.p.A (Italy)	658	9
Autoneum Holding AG (Switzerland)	92	26
Axel Springer SE (Germany)	465	30
Bayerische Motoren Werke AG (Germany)	292	30
Benesse Holdings, Inc. (Japan)	1,110	40
Brembo S.p.A (Italy)	554	9
Brunello Cucinelli S.p.A (Italy)	286	9
Carnival plc (United Kingdom)	707	45
CECONOMY AG (Germany)	2,507	30
Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	5,400	6
Cie Financiere Richemont SA Registered Shares (Switzerland)	280	26
Continental AG (Germany)	118	30
Crown Resorts Ltd. (Australia)	2,666	24
CTS Eventim AG & Co. KGaA (Germany)	656	29
Daily Mail & General Trust plc Class A (United Kingdom)	5,446	47
De’ Longhi S.p.A (Italy)	288	9
Dixons Carphone plc (United Kingdom)	18,965	49
Domino’s Pizza Enterprises Ltd. (Australia)	708	25
Don Quijote Holdings Co., Ltd. (Japan)	950	36
Dufry AG Registered Shares (Switzerland)(2)	159	25
Dunelm Group plc (United Kingdom)	5,237	50
Fast Retailing Co., Ltd. (Japan)	129	38
Fielmann AG (Germany)	335	29
Fnac Darty SA (France)(2)	196	19
Forbo Holding AG Registered Shares (Switzerland)	16	26
Galaxy Entertainment Group Ltd. (Hong Kong)	930	7
Genting Singapore plc (Singapore)	9,300	8
Geox S.p.A (Italy)	2,176	9
Global Brands Group Holding Ltd. (Hong Kong)(2)	68,000	7
Harvey Norman Holdings Ltd. (Australia)	7,988	24
Heiwa Corp. (Japan)	1,985	39
Hennes & Mauritz AB Class B (Sweden)	400	10
Hermes International (France)	37	19
Hikari Tsushin, Inc. (Japan)	305	38
Hong Kong and Shanghai Hotels Ltd. (The) (Hong Kong)	3,600	6
i-CABLE Communications Ltd. (Hong Kong)(2)	424	—	(5)
Industria de Diseno Textil SA (Spain)	589	22
Izumi Co., Ltd. (Japan)	725	37
Jardine Cycle & Carriage Ltd. (Singapore)	239	7
JCDecaux SA (France)	510	19
Kering (France)	47	19

	SHARES	VALUE
Consumer Discretionary—continued
L’Occitane International SA (France)	8,500	$18
Li & Fung Ltd. (Hong Kong)	12,950	6
Luxottica Group S.p.A (Italy)	157	9
LVMH Moet Hennessy Louis Vuitton SE (France)	67	18
Man Wah Holdings Ltd. (Hong Kong)	6,800	6
Mediaset S.p.A (Italy)(2)	2,571	9
Mekonomen AB (Sweden)	501	11
Melco International Development Ltd. (Hong Kong)	2,150	6
Melco Resorts & Entertainment Ltd. ADR (Hong Kong)	264	6
Melia Hotels International SA (Spain)	1,584	23
Merlin Entertainments PLC (United Kingdom)(3)	7,500	45
Metropole Television SA (France)	794	18
MGM China Holdings Ltd. (Hong Kong)	2,700	6
Moncler S.p.A (Italy)	302	9
Nitori Holdings Co., Ltd. (Japan)	243	35
NOS SGPS SA (Portugal)	669	4
Ocado Group plc (United Kingdom)(2)	11,541	45
Plastic Omnium SA (France)	442	19
PRADA S.p.A (Italy)	2,650	9
Premier Investments Ltd. (Australia)	2,291	23
Publicis Groupe SA (France)	269	19
Rakuten, Inc. (Japan)	3,410	37
Royal Caribbean Cruises Ltd. (Norway)	59	7
Salvatore Ferragamo S.p.A (Italy)	330	9
Sands China Ltd. (Hong Kong)	1,250	7
Sankyo Co., Ltd. (Japan)	1,200	38
Sega Sammy Holdings, Inc. (Japan)	2,905	41
Seven West Media Ltd. (Australia)	43,347	23
Shangri-La Asia Ltd. (Hong Kong)	3,350	6
Shimamura Co., Ltd. (Japan)	317	38
SJM Holdings Ltd. (Hong Kong)	6,400	6
Sodexo SA (France)	151	19
Sports Direct International plc (United Kingdom)(2)	8,090	45
Start Today Co., Ltd. (Japan)	1,200	38
Steinhoff International Holdings NV (Germany)	6,305	28
Swatch Group AG (The) (Switzerland)	63	26
Techtronic Industries Co., Ltd. (Hong Kong)	1,185	6
Television Francaise 1 (France)	1,290	19
Tod’s S.p.A (Italy)	122	9
Universal Entertainment Corp. (Japan)	1,436	42
Vivendi SA (France)	735	19
Wynn Macau Ltd. (Hong Kong)	2,340	6
Yoox Net-A-Porter Group S.p.A (Italy)(2)	247	10
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,625	6
Zensho Holdings Co., Ltd. (Japan)	2,100	38

		1,906

	SHARES	VALUE
Consumer Staples—11.8%
AAK AB (Sweden)	148	$11
Anheuser-Busch InBev NV (Belgium)	544	65
Associated British Foods plc (United Kingdom)	1,039	44
Axfood AB (Sweden)	610	11
Barry Callebaut AG Registered Shares (Switzerland)(2)	17	26
Beiersdorf AG (Germany)	269	29
Carrefour SA (France)	930	19
Casino Guichard Perrachon SA (France)	312	19
Cosmos Pharmaceutical Corp. (Japan)	163	36
Dairy Farm International Holdings Ltd. (Singapore)	960	7
Davide Campari-Milano S.p.A (Italy)	1,164	8
First Resources Ltd. (Singapore)	5,530	8
Golden Agri-Resources Ltd. (Singapore)	28,900	8
Heineken Holding NV (Netherlands)	481	45
Henkel AG & Co. KGaA (Germany)	240	29
Jeronimo Martins SGPS SA (Portugal)	212	4
Kose Corp. (Japan)	320	37
L’Oreal SA (France)	87	19
Marine Harvest ASA (Norway)(2)	345	7
MARR S.p.A (Italy)	331	9
METRO AG (Germany)(2)	1,469	31
Orkla ASA (Norway)	670	7
Pernod Ricard SA (France)	136	19
Pola Orbis Holdings, Inc. (Japan)	1,236	37
Rallye SA (France)	993	18
Remy Cointreau SA (France)	158	19
Sonae SGPS SA (Portugal)	3,896	5
Sugi Holdings Co., Ltd. (Japan)	722	38
Sundrug Co., Ltd. (Japan)	910	38
Suntory Beverage & Food Ltd. (Japan)	830	37
Unicharm Corp. (Japan)	1,635	37
WH Group Ltd. (Hong Kong)(3)	6,200	7
Wilmar International Ltd. (Singapore)	3,090	7

		741

Energy—2.7%
Akastor ASA (Norway)(2)	3,271	7
Aker BP ASA (Norway)	350	7
Aker Solutions ASA (Norway)(2)	1,334	7
Avance Gas Holding Ltd. (Norway)(2)(3)	2,499	7
BW LPG Ltd. (Norway)(2)(3)	1,674	8
BW Offshore Ltd. (Norway)(2)	1,899	7
Delek Group Ltd. (Israel)	25	5
Galp Energia SGPS SA (Portugal)	275	5
Petrofac Ltd. (United Kingdom)	7,478	45
Saras S.p.A (Italy)	3,657	10
Ship Finance International Ltd. (Norway)	475	7
Tecnicas Reunidas SA (Spain)	695	22
Tenaris SA ADR (Italy)	312	9
Transocean Ltd. (United States)(2)	2,566	27

		173

See Notes to Financial Statements

37

VIRTUS HORIZON INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Financials—9.7%
Acom Co., Ltd. (Japan)(2)	9,925	$39
Ashmore Group plc (United Kingdom)	9,638	44
Assicurazioni Generali S.p.A (Italy)	500	9
Banca Mediolanum S.p.A (Italy)	1,009	9
Banco Santander SA (Spain)	3,413	24
Bank Hapoalim BM (Israel)	782	6
Bank of East Asia Ltd. (The) (Hong Kong)	1,400	6
Bankinter SA (Spain)	2,473	23
Dah Sing Financial Holdings Ltd. (Hong Kong)	850	6
EFG International AG (Switzerland)(2)	2,936	25
Emperor Capital Group Ltd. (Hong Kong)	72,000	6
First Pacific Co., Ltd. (Hong Kong)	8,000	6
Goldin Financial Holdings Ltd. (Hong Kong)(2)	15,100	7
Groupe Bruxelles Lambert SA (Belgium)	612	64
Industrivarden AB Class A (Sweden)	409	11
Investment AB Latour Class B (Sweden)	811	11
Jardine Lloyd Thompson Group plc (United Kingdom)	2,819	46
Kingston Financial Group Ltd. (Hong Kong)	14,000	7
L E Lundbergforetagen AB Class B (Sweden)	139	11
Matsui Securities Co., Ltd. (Japan)	4,945	37
Mizrahi Tefahot Bank Ltd. (Israel)	298	5
Oversea-Chinese Banking Corp., Ltd. (Singapore)	1,005	8
Pargesa Holding SA (Switzerland)	301	25
Partners Group Holding AG (Switzerland)	36	24
Platinum Asset Management Ltd. (Australia)	5,061	24
Reinet Investments SCA (United Kingdom)	21,500	46
Schroders plc (United Kingdom)	1,011	46
Svenska Handelsbanken AB Class A (Sweden)	730	11
United Overseas Bank Ltd. (Singapore)	452	8
Wendel SE (France)	114	19

		613

Health Care—3.7%
BioMerieux (France)	220	18
CYBERDYNE, Inc. (Japan)(2)	2,985	40
DiaSorin S.p.A (Italy)	102	9
Eurofins Scientific SE (France)	29	18
Getinge AB Class B (Sweden)	577	11
Ipsen SA (France)	129	17
RHOEN-KLINIKUM AG (Germany)	878	30
Roche Holding AG (Switzerland)	97	25
Straumann Holding AG Registered Shares (Switzerland)	39	25
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	490	37
Taro Pharmaceutical Industries Ltd. (Israel)(2)	49	5

		235

	SHARES	VALUE
Industrials—14.7%
ACS Actividades de Construccion y Servicios SA (Spain)	617	$23
Alfa Laval AB (Sweden)	455	11
Alstom SA (France)	506	22
ANDRITZ AG (Austria)	718	42
Arbonia AG (Switzerland)(2)	1,432	26
Assa Abloy AB Class B (Sweden)	470	11
Bollore SA (France)	3,635	18
Bouygues SA (France)	396	19
Cargotec Oyj Class B (Finland)	577	36
CK Hutchison Holdings Ltd. (Hong Kong)	550	7
Dassault Aviation SA (France)	12	19
easyJet plc (United Kingdom)	2,723	44
Ferrovial SA (Spain)	1,019	22
Fomento de Construcciones y Contratas SA (Spain)(2)	2,263	23
Golden Ocean Group Ltd. (Norway)(2)	750	6
Hutchison Port Holdings Trust Class U (Singapore)	17,200	7
Indutrade AB (Sweden)	424	11
IWG plc (United Kingdom)	11,346	47
Jardine Matheson Holdings Ltd. (Singapore)	118	8
Jardine Strategic Holdings Ltd. (Singapore)	186	8
Johnson Electric Holdings Ltd. (Hong Kong)	1,750	7
Kloeckner & Co. SE (Germany)	2,331	30
Kone Oyj Class B (Finland)	644	34
Kuehne & Nagel International AG Registered Shares (Switzerland)	136	25
Nidec Corp. (Japan)	310	38
Noble Group Ltd. (Singapore)(2)	26,670	8
Nordex SE (Germany)(2)	2,542	29
NWS Holdings Ltd. (Hong Kong)	3,425	7
Obrascon Huarte Lain SA (Spain)(2)	5,753	21
OC Oerlikon Corp. AG Registered Shares (Switzerland)(2)	1,645	25
Orient Overseas International Ltd. (Hong Kong)	700	7
Persol Holdings Co., Ltd. (Japan)	1,765	41
Prosegur Cia de Seguridad SA (Spain)	3,183	24
Rieter Holding AG Registered Shares (Switzerland)(2)	114	24
Ryanair Holdings plc Sponsored ADR (United Kingdom)(2)	428	45
Salini Impregilo S.p.A (Italy)	2,339	9
Securitas AB Class B (Sweden)	684	11
Seven Group Holdings Ltd. (Australia)	2,559	24
SGL Carbon SE (Germany)(2)	1,802	31
SGS SA Registered Shares (Switzerland)	11	26
Shun Tak Holdings Ltd. (Hong Kong)	14,000	6
Skanska AB Class B (Sweden)	491	11
Sulzer AG Registered Shares (Switzerland)	224	27
Summit Ascent Holdings Ltd. (Hong Kong)(2)	44,200	6

		926

	SHARES	VALUE
Information Technology—10.4%
Check Point Software Technologies Ltd. (Israel)(2)	49	$6
COLOPL, Inc. (Japan)	3,380	39
Dassault Systemes SE (France)	181	18
Gree, Inc. (Japan)	5,370	37
GungHo Online Entertainment, Inc. (Japan)	14,200	38
Hexagon AB Class B (Sweden)	219	11
Keyence Corp. (Japan)	71	38
Koei Tecmo Holdings Co., Ltd. (Japan)	1,880	39
Konami Holdings Corp. (Japan)	785	38
Lenovo Group Ltd. (Hong Kong)	10,400	6
Mixi, Inc. (Japan)	785	38
Nemetschek SE (Germany)	363	29
Nexon Co., Ltd. (Japan)(2)	1,490	39
OBIC Co., Ltd. (Japan)	624	39
Otsuka Corp. (Japan)	617	40
Renishaw plc (United Kingdom)	705	45
SAP SE (Germany)	269	29
Silverlake Axis Ltd. (Singapore)	17,800	8
Square Enix Holdings Co., Ltd. (Japan)	1,100	41
United Internet AG Registered Shares (Germany)	472	29
VTech Holdings Ltd. (Hong Kong)	417	6
Yahoo Japan Corp. (Japan)	8,325	40

		653

Materials—7.5%
APERAM SA (Netherlands)	856	45
ArcelorMittal (Netherlands)(2)	1,685	44
EMS-Chemie Holding AG Registered Shares (Switzerland)	37	25
Evolution Mining Ltd. (Australia)	13,604	24
Fortescue Metals Group Ltd. (Australia)	5,896	24
Frutarom Industries Ltd. (Israel)	62	5
Glencore plc (United Kingdom)(2)	9,604	44
HeidelbergCement AG (Germany)	294	30
Hexpol AB (Sweden)	1,087	11
Holmen AB Class B (Sweden)	237	11
Imerys SA (France)	200	18
Israel Chemicals Ltd. (Israel)	1,223	5
Israel Corp., Ltd. (The) (Israel)(2)	27	5
LafargeHolcim Ltd. Registered Shares (Switzerland)(2)	406	24
Nippon Paint Holdings Co., Ltd. (Japan)	1,100	37
OCI NV (Netherlands)(2)	2,013	47
Pact Group Holdings Ltd. (Australia)	5,798	24
Vicat SA (France)	249	19
Wacker Chemie AG (Germany)	218	31

		473

Real Estate—4.7%
Abacus Property Group (Australia)	8,336	25
Champion REIT (Hong Kong)	8,800	6
Chinese Estates Holdings Ltd. (Hong Kong)	3,700	6
City Developments Ltd. (Singapore)	1,000	8

See Notes to Financial Statements

38

VIRTUS HORIZON INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
Real Estate—continued
CK Asset Holdings Ltd. (Hong Kong)	750	$6
Fabege AB (Sweden)	529	11
Fonciere Des Regions (France)	188	20
Fortune REIT (Hong Kong)	5,400	6
Hang Lung Group Ltd. (Hong Kong)	1,600	6
Hang Lung Properties Ltd. (Hong Kong)	2,500	6
Henderson Land Development Co., Ltd. (Hong Kong)	897	6
Hongkong Land Holdings Ltd. (Singapore)	1,000	7
Hufvudstaden AB Class A (Sweden)	610	10
Hysan Development Co., Ltd. (Hong Kong)	1,370	7
Intu Properties plc (United Kingdom)	14,537	45
Kerry Properties Ltd. (Hong Kong)	1,500	6
Melisron Ltd. (Israel)	104	5
New World Development Co., Ltd. (Hong Kong)	4,300	6
Scentre Group (Australia)	7,837	24
Sino Land Co., Ltd. (Hong Kong)	3,625	6
Sun Hung Kai Properties Ltd. (Hong Kong)	370	6
UOL Group Ltd. (Singapore)	1,308	8
Westfield Corp. (Australia)	4,151	26
Wharf Holdings Ltd. (The) (Hong Kong)	750	7
Wheelock & Co., Ltd. (Hong Kong)	855	6
Wihlborgs Fastigheter AB (Sweden)	452	11
Yanlord Land Group Ltd. (Singapore)	5,900	8

		294

Telecommunication Services—2.7%
HKT Trust & HKT Ltd. (Hong Kong)	5,000	6
Hutchison Telecommunications Hong Kong Holdings Ltd. (Hong Kong)	17,250	6
Iliad SA (France)	68	18
Partner Communications Co., Ltd. (Israel)(2)	920	5
PCCW Ltd. (Hong Kong)	11,900	7
SFR Group SA (France)(2)	448	18

	SHARES	VALUE
Telecommunication Services—continued
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	5,000	$6
SoftBank Group Corp. (Japan)	461	37
TalkTalk Telecom Group plc (United Kingdom)	15,949	45
TPG Telecom Ltd. (Australia)	6,138	24

		172

Utilities—1.2%
CK Infrastructure Holdings Ltd. (Hong Kong)	790	7
CLP Holdings Ltd. (Hong Kong)	639	6
Engie SA (France)	1,069	18
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)(3)	7,200	7
Hong Kong & China Gas Co., Ltd. (Hong Kong)	3,613	7
Kenon Holdings Ltd. (Israel)(2)	298	5
Power Assets Holdings Ltd. (Hong Kong)	750	6
Rubis SCA (France)	296	19

		75
TOTAL COMMON STOCKS (Identified Cost $5,336)		6,261
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $5,336)		6,261

SHORT-TERM INVESTMENT—0.2%

Money Market Mutual Fund—0.2%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(4)	15,274	15
TOTAL SHORT-TERM INVESTMENT (Identified Cost $15)		15
TOTAL INVESTMENTS—99.5% (Identified Cost $5,351)		6,276	(1)
Other assets and liabilities, net—0.5%		32

NET ASSETS—100.0%		$6,308

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $74 or 1.2% of net assets.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(5)	Amount is less than $500.

Country Weightings †
Japan	25%
United Kingdom	15
France	10
Germany	9
Switzerland	8
Australia	5
Hong Kong	5
Other	23
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$6,261	$6,261
Short-Term Investment	15	15

Total Investments	$6,276	$6,276

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $2,059 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

39

VIRTUS KAR EMERGING MARKETS SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—90.2%

Consumer Discretionary—9.4%
Ace Hardware Indonesia Tbk PT (Indonesia)	4,039,000	$364
Fila Korea Ltd. (South Korea)	2,650	159
Goldlion Holdings Ltd. (Hong Kong)	500,284	199
Pico Far East Holdings Ltd. (Hong Kong)	516,780	216
Whirlpool SA (Brazil)	54,761	66

		1,004

Consumer Staples—19.6%
AVI Ltd. (South Africa)	34,810	252
Compania Cervecerias Unidas SA Sponsored ADR (Chile)	9,580	258
Distell Group Ltd. (South Africa)	25,900	243
Embotelladora Andina ADR S.A. Class B (Chile)	5,540	152
Heineken Malaysia Bhd (Malaysia)	52,000	229
Oldtown Bhd (Malaysia)	324,750	197
Pinar SUT Mamulleri Sanayii AS (Turkey)	27,200	101
Taisun International Holding Corp. (Taiwan)	46,000	196
Union de Cervecerias Peruanas Backus y Johnston SAA Class I (Peru)	49,500	258
Wawel SA (Poland)	713	193

		2,079

Financials—9.2%
BFI Finance Indonesia Tbk PT (Indonesia)	7,790,000	324
CARE Ratings Ltd. (India)	11,400	238
Korea Ratings Corp. (South Korea)	5,600	266
Tisco Financial Group PCL (Thailand)	66,700	154

		982

Industrials—22.8%
104 Corp. (Taiwan)	31,000	154
Blue Dart Express Ltd. (India)	2,900	184
DKSH Holding AG (Switzerland)	1,250	106
Freight Management Holdings Bhd (Malaysia)	218,729	66
Hy-Lok Corp. (South Korea)	10,600	195
Kerry TJ Logistics Co., Ltd. (Taiwan)	258,000	308
Lumax International Corp., Ltd. (Taiwan)	141,379	271
S-1 Corp. (South Korea)	2,800	218
Sarine Technologies Ltd. (Israel)	229,000	198
Sinmag Equipment Corp. (Taiwan)	51,520	262
Taiwan Secom Co., Ltd. (Taiwan)	91,874	270

	SHARES	VALUE
Industrials—continued
Turk Traktor ve Ziraat Makineleri AS (Turkey)	8,700	$190

		2,422

Information Technology—15.6%
Autohome, Inc. ADR (China)(2)	8,065	485
Cartrack Holdings Ltd. (South Africa)	103,400	109
Douzone Bizon Co., Ltd. (South Korea)	8,100	221
e-Credible Co., Ltd. (South Korea)	14,700	192
Hancom, Inc. (South Korea)	14,100	214
Yandex N.V. Class A (Russia)(2)	13,300	438

		1,659

Materials—13.6%
Corp. Moctezuma SAB de C.V. (Mexico)	91,400	376
Enaex SA (Chile)	16,600	215
Sniezka SA (Poland)	13,500	252
Tikkurila Oyj (Finland)	9,500	173
Transpaco Ltd. (South Africa)	86,890	135
Yung Chi Paint & Varnish Manufacturing Co., Ltd. (Taiwan)	112,000	296

		1,447
TOTAL COMMON STOCKS (Identified Cost $8,630)		9,593
TOTAL LONG TERM INVESTMENTS—90.2%
(Identified Cost $8,630)		9,593

SHORT-TERM INVESTMENT—8.7%

Money Market Mutual Fund—8.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	923,455	923
TOTAL SHORT-TERM INVESTMENT (Identified Cost $923)		923
TOTAL INVESTMENTS—98.9% (Identified Cost $9,553)		10,516	(1)
Other assets and liabilities, net—1.1%		121

NET ASSETS—100.0%		$10,637

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
Taiwan	17%
South Korea	14
United States	9
South Africa	7
Indonesia	6
Chile	6
Malaysia	5
Other	36
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$9,593	$9,593
Short-Term Investment	923	923

Total Invest ments	$10,516	$10,516

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $2,868 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

40

VIRTUS KAR INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—89.1%

Consumer Discretionary—5.9%
Goldlion Holdings Ltd. (Hong Kong)	14,096,316	$5,612
Pico Far East Holdings Ltd. (Hong Kong)	11,123,668	4,657
REA Group Ltd. (Australia)	78,910	4,147

		14,416

Consumer Staples—4.3%
Heineken Malaysia Bhd (Malaysia)	1,105,600	4,870
Taisun International Holding Corp. (Taiwan)	522,000	2,221
Union de Cervecerias Peruanas Backus y Johnston SAA Class I (Peru)	209,931	1,093
Wawel SA (Poland)	8,722	2,366

		10,550

Energy—2.8%
Pason Systems, Inc. (Canada)	235,310	3,542
Qualitech PCL (Thailand)	3,073,163	663
Schoeller-Bleckmann Oilfield Equipment AG (Austria)(2)	33,198	2,657

		6,862

Financials—9.3%
Euler Hermes Group SA (France)	73,760	8,718
Euroz Ltd. (Australia)	2,534,713	2,167
Hiscox Ltd. (United Kingdom)	198,880	3,411
Korea Ratings Corp. (South Korea)	67,093	3,192
Topdanmark A/S (Denmark)(2)	133,600	5,256

		22,744

Health Care—4.6%
Haw Par Corp., Ltd. (Singapore)	329,219	2,905
Software Service, Inc. (Japan)	41,253	1,837
WIN-Partners Co., Ltd. (Japan)	493,765	6,608

		11,350

Industrials—21.7%
AIT Corp. (Japan)	356,300	3,654
Amadeus Fire AG (Germany)	33,595	3,126
Asiakastieto Group Oyj (Finland)	235,817	6,410
Howden Joinery Group plc (United Kingdom)	1,525,300	8,809
Hy-Lok Corp. (South Korea)	186,550	3,437
Interworks, Inc. (Japan)	423,700	4,130
JOST Werke AG (Germany)(2)	89,250	4,014
Lumax International Corp., Ltd. (Taiwan)	2,484,259	4,760

	SHARES	VALUE
Industrials—continued
Rotork plc (United Kingdom)	979,904	$3,419
Sarine Technologies Ltd. (Israel)	4,986,200	4,301
SJR in Scandinavia AB Class B (Sweden)	591,000	3,396
WABCO Holdings, Inc. (United States)(2)	25,300	3,744

		53,200

Information Technology—33.0%
Alten SA (France)	82,144	7,428
Altran Technologies SA (France)	201,800	3,711
Auto Trader Group plc (United Kingdom)	2,587,440	13,608
Autohome, Inc. ADR (China)(2)	129,324	7,770
Bouvet ASA (Norway)	244,745	4,963
carsales.com Ltd. (Australia)	568,275	5,719
Computer Modelling Group Ltd. (Canada)	417,100	3,062
e-Credible Co., Ltd. (South Korea)	296,500	3,870
Firstlogic, Inc. (Japan)(2)	286,500	6,200
Rightmove plc (United Kingdom)	230,760	12,508
Scout24 AG (Germany)	296,325	12,118

		80,957

Materials—7.5%
Corp. Moctezuma SAB de C.V. (Mexico)	824,830	3,393
Rimoni Industries Ltd. (Israel)	89,509	1,658
Sniezka SA (Poland)	376,600	7,035
Tikkurila Oyj (Finland)	208,150	3,791
Transpaco Ltd. (South Africa)	1,638,516	2,539

		18,416
TOTAL COMMON STOCKS (Identified Cost $193,104)		218,495
TOTAL LONG TERM INVESTMENTS—89.1%
(Identified Cost $193,104)		218,495

SHORT-TERM INVESTMENT—11.4%

Money Market Mutual Fund—11.4%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(3)	27,887,576	27,888
TOTAL SHORT-TERM INVESTMENT (Identified Cost $27,888)		27,888
TOTAL INVESTMENTS—100.5% (Identified Cost $220,992)		246,383	(1)
Other assets and liabilities, net—(0.5)%		(1,305)

NET ASSETS—100.0%		$245,078

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	17%
United States	13
Japan	9
France	8
Germany	8
Australia	5
South Korea	4
Other	36
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$218,495	$218,495
Short-Term Investment	27,888	27,888

Total Investments	246,383	$246,383

There were no Level 2 (significant observable input) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $60,459 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

41

VIRTUS VONTOBEL GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—95.7%

Consumer Discretionary—17.0%
Amazon.com, Inc. (United States)(2)	5,574	$5,358
Industria de Diseno Textil SA (Spain)	56,543	2,131
Naspers Ltd. Class N (South Africa)	13,855	2,988
NIKE, Inc. Class B (United States)	100,282	5,200
O’Reilly Automotive, Inc. (United States)(2)	10,773	2,320
Paddy Power Betfair plc (Ireland)	55,983	5,586
Priceline Group, Inc. (The) (United States)(2)	2,464	4,511
Starbucks Corp. (United States)	68,834	3,697
TJX Cos., Inc. (The) (United States)	44,634	3,291
Walt Disney Co. (The) (United States)	22,198	2,188

		37,270

Consumer Staples—25.2%
Alimentation Couche-Tard, Inc. Class B (Canada)	134,659	6,141
Altria Group, Inc. (United States)	49,221	3,122
Ambev S.A. ADR (Brazil)	408,375	2,691
Anheuser-Busch InBev NV (Belgium)	37,109	4,443
British American Tobacco plc (United Kingdom)	133,210	8,340
Casey’s General Stores, Inc. (United States)	25,458	2,786
Coca-Cola Co. (The) (United States)	64,998	2,925
Fomento Economico Mexicano SAB de CV Sponsored ADR (Mexico)	28,686	2,740
Nestle S.A. Registered Shares (Switzerland)	53,488	4,480
Philip Morris International, Inc. (United States)	58,031	6,442
Reckitt Benckiser Group plc (United Kingdom)	61,711	5,634
Unilever NV CVA (Netherlands)	93,371	5,522

		55,266

Financials—13.6%
Allied Irish Banks plc (Ireland)	358,986	2,158
Berkshire Hathaway, Inc. Class B (United States)(2)	33,348	6,113
HDFC Bank Ltd. (India)	320,801	8,868
Housing Development Finance Corp., Ltd. (India)	212,565	5,669
M&T Bank Corp. (United States)	9,164	1,476
PNC Financial Services Group, Inc. (The) (United States)	11,772	1,587
Wells Fargo & Co. (United States)	70,685	3,898

		29,769

Health Care—7.5%
Abbott Laboratories (United States)	60,015	3,202

	SHARES	VALUE
Health Care—continued
Medtronic plc (United States)	47,125	$3,665
Roche Holding AG (Switzerland)	14,726	3,759
UnitedHealth Group, Inc. (United States)	29,956	5,867

		16,493

Industrials—3.6%
Nielsen Holdings plc (United States)	85,419	3,541
Novus Holdings Ltd. (South Africa)	4,792	2
RELX NV (Netherlands)	205,884	4,382

		7,925

Information Technology—26.3%
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	33,361	5,762
Alphabet, Inc. Class C (United States)(2)	10,661	10,225
Facebook, Inc. Class A (United States)(2)	32,054	5,477
Mastercard, Inc. Class A (United States)	75,462	10,655
PayPal Holdings, Inc. (United States)(2)	34,479	2,208
SAP SE (Germany)	51,842	5,679
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	117,903	4,427
Tencent Holdings Ltd. (China)	80,083	3,447
Visa, Inc. Class A (United States)	93,422	9,832

		57,712

Materials—1.0%
Martin Marietta Materials, Inc. (United States)	10,961	2,261

Real Estate—1.5%
American Tower Corp. (United States)	24,885	3,401
TOTAL COMMON STOCKS (Identified Cost $145,608)		210,097
TOTAL LONG TERM INVESTMENTS—95.7%
(Identified Cost $145,608)		210,097

SHORT-TERM INVESTMENT—4.3%

Money Market Mutual Fund—4.3%
Dreyfus Government Cash Management Fund –Institutional Shares (seven-day effective yield 0.920%)(3)	9,329,899	9,330
TOTAL SHORT-TERM INVESTMENT (Identified Cost $9,330)		9,330
TOTAL INVESTMENTS—100.0% (Identified Cost $154,938)		219,427	(1)
Other assets and liabilities, net—0.0%		11

NET ASSETS—100.0%		$219,438

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
United States	57%
India	7
United Kingdom	6
Netherlands	4
China	4
Switzerland	4
Ireland	4
Other	14
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$210,097	$210,097
Short-Term Investment	9,330	9,330

Total Investments	$219,427	$219,427

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $17,984 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

42

VIRTUS VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—2.3%

Health Care—2.3%
Grifols SA Class B, 1.780% (Spain)	17,035	$374
TOTAL PREFERRED STOCK (Identified Cost $306)		374

COMMON STOCKS—95.6%

Consumer Discretionary—12.6%
Domino’s Pizza Group plc (United Kingdom)	73,968	307
Hermes International (France)	323	163
Industria de Diseno Textil SA (Spain)	4,529	171
LVMH Moet Hennessy Louis Vuitton SE (France)	592	163
Paddy Power Betfair plc (Ireland)	3,756	375
Priceline Group, Inc. (The) (United States)(2)	333	610
Sodexo SA (France)	2,009	250

		2,039

Consumer Staples—33.5%
Anheuser-Busch InBev NV (Belgium)	4,049	485
British American Tobacco plc (United Kingdom)	15,038	941
Diageo plc (United Kingdom)	5,391	177
Heineken NV (Netherlands)	3,055	302
L’Oreal SA (France)	1,120	238
Nestle S.A. Registered Shares (Switzerland)	8,762	734
Pernod Ricard SA (France)	1,179	163
Philip Morris International, Inc. (United States)	6,908	767
Reckitt Benckiser Group plc (United Kingdom)	7,947	726
Unilever NV CVA (Netherlands)	15,323	906

		5,439

Financials—8.5%
ABN AMRO Group NV CVA (Netherlands)(3)	6,045	181
Allied Irish Banks plc (Ireland)	43,103	259
Groupe Bruxelles Lambert SA (Belgium)	1,626	171
Pargesa Holding SA (Switzerland)	1,022	85
Reinet Investments SCA (Luxembourg)	6,164	131
Svenska Handelsbanken AB Class A (Sweden)	10,746	162
Swedbank AB Class A (Sweden)	8,259	229
UBS Group AG Registered Shares (Switzerland)(2)	9,308	159

		1,377

Health Care—11.6%
Coloplast A/S Class B (Denmark)	3,548	288
Essilor International SA (France)	3,009	373
Fresenius Medical Care AG & Co. KGaA (Germany)	5,371	525

	SHARES	VALUE
Health Care—continued
Grifols SA (Spain)	4,566	$133
Roche Holding AG (Switzerland)	2,248	574

		1,893

Industrials—15.2%
Aena SA (Spain)(3)	2,810	507
ALD SA (United Kingdom)(2)(3)	10,305	166
Bureau Veritas SA (France)	6,429	166
DCC plc (Ireland)	2,684	261
DKSH Holding AG (Switzerland)	1,965	167
RELX NV (Netherlands)	23,075	491
Teleperformance (France)	2,135	319
Vinci SA (France)	4,219	401

		2,478

Information Technology—9.8%
Accenture plc Class A (United States)	4,121	557
Amadeus IT Group SA (Spain)	5,646	367
SAP SE (Germany)	6,078	666

		1,590

Materials—3.1%
Air Liquide SA (France)	2,523	336
HeidelbergCement AG (Germany)	1,661	171

		507

Real Estate—1.3%
Unibail-Rodamco SE (Netherlands)	888	216
TOTAL COMMON STOCKS (Identified Cost $11,174)		15,539
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified Cost $11,480)		15,913

SHORT-TERM INVESTMENT—0.2%

Money Market Mutual Fund—0.2%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(4)	25,499	25
TOTAL SHORT-TERM INVESTMENT (Identified Cost $25)		25
TOTAL INVESTMENTS—98.1% (Identified Cost $11,505)		15,938	(1)
Other assets and liabilities, net—1.9%		316

NET ASSETS—100.0%		$16,254

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $854 or 5.3% of net assets.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
France	16%
United Kingdom	14
Netherlands	13
United States	12
Switzerland	11
Spain	10
Germany	9
Other	15
Total	100%
† % of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$15,539	$15,539
Preferred Stock	374	374
Short-Term Investment	25	25

Total Investments	$15,938	$15,938

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2017.

See Notes to Financial Statements

43

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

($ reported in thousands except shares and per share amounts)

	Duff & Phelps Global Infrastructure Fund	Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Equity Fund

Assets
Investment in securities at value(1)	$118,629	$196,459	$3,866
Foreign currency at value(2)	—	32	—
Cash	9	811	3
Receivables
Fund shares sold	244	1,120	2
Dividends and interest receivable	187	636	8
Tax reclaims	18	32	13
Prepaid expenses	19	32	32
Prepaid trustee retainer	1	2	—	(3)
Other assets	4	7	—	(3)

Total assets	119,111	199,131	3,924

Liabilities
Payables
Fund shares repurchased	37	211	—
Investment securities purchased	—	1,814	—
Investment advisory fees	65	74	4
Distribution and service fees	29	14	1
Administration fees	13	20	1
Transfer agent fees and expenses	25	57	1
Professional fees	22	23	22
Trustee deferred compensation plan	4	7	—	(3)
Other accrued expenses	10	19	1

Total liabilities	205	2,239	30

Net Assets	$118,906	$196,892	$3,894

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$101,891	$179,890	$4,207
Accumulated undistributed net investment income (loss)	3	(612)	2
Accumulated undistributed net realized gain (loss)	77	(557)	(983)
Net unrealized appreciation (depreciation) on investments	16,935	18,171	668

Net Assets	$118,906	$196,892	$3,894

Class A
Net asset value (net assets/shares outstanding) per share	$15.00	$28.64	$11.13
Maximum offering price per share NAV/(1–5.75%)	$15.92	$30.39	$11.81
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,494,090	824,941	79,197
Net Assets	$37,401	$23,626	$882
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$14.94	$28.12	$10.87
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,683,427	383,073	68,000
Net Assets	$25,144	$10,771	$739
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$15.00	$28.77	$11.09
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,756,387	5,378,140	204,962
Net Assets	$56,361	$154,704	$2,273
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—	$28.79	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	270,643	—
Net Assets	$—	$7,791	$—

(1) Investment in securities at cost	$101,694	$178,289	$3,198
(2) Foreign currency at cost	$—	$31	$—
(3) Amount is less than $500.

See Notes to Financial Statements

44

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2017

($ reported in thousands except shares and per share amounts)

	Duff & Phelps International Real Estate Securities Fund	Horizon International Wealth Masters Fund		KAR Emerging Markets Small-Cap Fund

Assets
Investment in securities at value(1)	$24,853	$6,276		$10,516
Foreign currency at value(2)	10	—	(3)	—	(3)
Cash	242	1		109
Receivables
Investment securities sold	—	406		—
Fund shares sold	34	—		20
Dividends and interest receivable	88	14		9
Tax reclaims	9	6		1
Prepaid expenses	30	33		15
Prepaid trustee retainer	— (3)	—	(3)	—	(3)
Other assets	1	—	(3)	—	(3)

Total assets	25,267	6,736		10,670

Liabilities
Payables
Fund shares repurchased	13	—		—
Investment securities purchased	154	396		—
Foreign capital gain taxes payable	—	—		—	(3)
Investment advisory fees	17	5		4
Distribution and service fees	1	—	(3)	1
Administration fees	3	1		2
Transfer agent fees and expenses	6	—	(3)	1
Professional fees	21	21		22
Trustee deferred compensation plan	1	—	(3)	—	(3)
Other accrued expenses	15	5		3

Total liabilities	231	428		33

Net Assets	$25,036	$6,308		$10,637

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$28,233	$5,352		$10,042
Accumulated undistributed net investment income (loss)	(1,353)	54		95
Accumulated undistributed net realized gain (loss)	(7,885)	(23)		(463)
Net unrealized appreciation (depreciation) on investments	6,041	925		963

Net Assets	$25,036	$6,308		$10,637

Class A
Net asset value (net assets/shares outstanding) per share	$6.93	$11.73		$10.95
Maximum offering price per share NAV/(1–5.75%)	$7.35	$12.45		$11.62
Shares of beneficial interest outstanding, no par value, unlimited authorization	361,777	19,023		150,439
Net Assets	$2,506	$223		$1,647
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$6.89	$11.66		$10.96
Shares of beneficial interest outstanding, no par value, unlimited authorization	139,014	11,968		28,923
Net Assets	$957	$140		$317
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$6.94	$11.77		$10.99
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,109,623	505,064		789,041
Net Assets	$21,573	$5,945		$8,673

(1) Investment in securities at cost	$18,812	$5,351		$9,553
(2) Foreign currency at cost	$10	$—	(3)	$—	(3)
(3) Amount is less than $500.

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2017

($ reported in thousands except shares and per share amounts)

	KAR International Small-Cap Fund		Vontobel Global Opportunities Fund	Vontobel Greater European Opportunities Fund

Assets
Investment in securities at value(1)	$246,383		$219,427	$15,938
Foreign currency at value(2)	—	(3)	—	—
Cash	—		172	—
Receivables
Investment securities sold	1,450		696	336
Fund shares sold	1,750		428	—	(3)
Dividends and interest receivable	246		226	15
Tax reclaims	25		147	66
Prepaid expenses	49		35	18
Prepaid trustee retainer	3		3	—	(3)
Other assets	8		7	1

Total assets	249,914		221,141	16,374

Liabilities
Cash overdraft	158		—	49
Payables
Fund shares repurchased	2,669		166	26
Foreign capital gain taxes payable	—	(3)	—	—
Investment securities purchased	1,701		1,232	—
Investment advisory fees	185		153	6
Distribution and service fees	14		48	3
Administration fees	25		22	2
Transfer agent fees and expenses	32		46	5
Professional fees	22		21	22
Trustee deferred compensation plan	8		7	1
Other accrued expenses	22		8	6

Total liabilities	4,836		1,703	120

Net Assets	$245,078		$219,438	$16,254

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$216,892		$143,373	$11,205
Accumulated undistributed net investment income (loss)	959		172	86
Accumulated undistributed net realized gain (loss)	1,841		11,399	529
Net unrealized appreciation (depreciation) on investments	25,386		64,494	4,434

Net Assets	$245,078		$219,438	$16,254

Class A
Net asset value (net assets/shares outstanding) per share	$16.22		$16.22	$17.62
Maximum offering price per share NAV/(1–5.75%)	$17.21		$17.21	$18.69
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,139,083		6,974,739	239,787
Net Assets	$18,479		$113,151	$4,224
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$16.04		$14.06	$17.22
Shares of beneficial interest outstanding, no par value, unlimited authorization	837,804		2,138,212	128,172
Net Assets	$13,442		$30,065	$2,208
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$16.28		$16.23	$17.65
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,825,002		4,695,045	556,570
Net Assets	$176,216		$76,222	$9,822
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$16.28		$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,269,774		—	—
Net Assets	$36,941		$—	$—

(1) Investment in securities at cost	$220,992		$154,938	$11,505
(2) Foreign currency at cost	$—	(3)	$—	$—
(3) Amount is less than $500.

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Duff & Phelps Global Infrastructure Fund		Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Equity Fund

Investment Income
Dividends	$4,009		$5,962	$118
Interest	4		4	—
Foreign taxes withheld	(223)		(272)	(9)

Total investment income	3,790		5,694	109

Expenses
Investment advisory fees	740		1,603	37
Distribution and service fees, Class A	105		93	3
Distribution and service fees, Class C	262		117	7
Administration fees	143		238	5
Transfer agent fees and expenses	169		431	6
Registration fees	47		94	44
Printing fees and expenses	23		37	3
Custodian fees	11		36	12
Professional fees	29		30	19
Trustees’ fees and expenses	13		22	1
Miscellaneous expenses	13		20	5

Total expenses	1,555		2,721	142
Less expenses reimbursed and/or waived by investment adviser	—		(344)	(78)
Earnings credit from custodian	(5)		(5)	(1)
Custody fees reimbursed (Note 14)	—	(1)	—	—
Low balance account fees	—	(1)	—	—

Net expenses	1,550		2,372	63

Net investment income (loss)	2,240		3,322	46

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	384		404	442
Net realized gain (loss) on foreign currency transactions	7		2	—
Net realized gain loss on foreign currency exchange contracts	—		—	(28)
Net change in unrealized appreciation (depreciation) on investments	8,605		(128)	(92)
Net change in unrealized appreciation (depreciation) on foreign currency translation	4		2	2

Net realized and unrealized gain (loss) on investments	9,000		280	324

Net increase (decrease) in net assets resulting from operations	$11,240		$3,602	$370

(1) Amount is less than $500.

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	Duff & Phelps International Real Estate Securities Fund	Horizon International Wealth Masters Fund		KAR Emerging Markets Small-Cap Fund

Investment Income
Dividends	$1,099	$155		$255
Interest	1	—	(1)	— (1)
Security lending, net of fees	— (1)	9		—
Foreign taxes withheld	(103)	(13)		(29)

Total investment income	997	151		226

Expenses
Investment advisory fees	274	51		85
Distribution and service fees, Class A	14	1		2
Distribution and service fees, Class C	12	1		2
Administration fees	35	7		9
Transfer agent fees and expenses	47	3		7
Registration fees	46	43		42
Printing fees and expenses	8	3		3
Custodian fees	27	28		9
Professional fees	25	31		35
Trustees’ fees and expenses	4	1		1
Miscellaneous expenses	6	4		3

Total expenses before interest expense	498	173		198
Interest expense	1	—		—

Total expenses after interest expense	499	173		198
Less expenses reimbursed and/or waived by investment adviser	(130)	(97)		(81)
Earnings credit from custodian	(1)	—	(1)	(1)
Low balance account fees	—	—	(1)	—

Net expenses	368	76		116

Net investment income (loss)	629	75		110

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,477	59		148
Net realized gain (loss) on foreign currency transactions	— (1)	1		(5)
Net change in unrealized appreciation (depreciation) on investments	(3,094)	776		903
Net change in unrealized appreciation (depreciation) on foreign currency translation	2	—	(1)	5

Net realized and unrealized gain (loss) on investments	(615)	836		1,051

Net increase (decrease) in net assets resulting from operations	$14	$911		$1,161

(1) Amount is less than $500.

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

	KAR International Small-Cap Fund	Vontobel Global Opportunities Fund	Vontobel Greater European Opportunities Fund

Investment Income
Dividends	$3,685	$3,086	$449
Interest	4	11	— (1)
Security lending, net of fees	4	— (1)	1
Foreign taxes withheld	(326)	(125)	(42)

Total investment income	3,367	2,972	408

Expenses
Investment advisory fees	1,244	1,651	169
Distribution and service fees, Class A	20	269	14
Distribution and service fees, Class B	—	1	—
Distribution and service fees, Class C	49	258	21
Administration fees	156	245	25
Transfer agent fees and expenses	166	267	35
Registration fees	60	63	49
Printing fees and expenses	22	38	6
Custodian fees	40	19	15
Professional fees	32	29	23
Trustees’ fees and expenses	11	22	3
Miscellaneous expenses	9	20	6

Total expenses	1,809	2,882	366
Less expenses reimbursed and/or waived by investment adviser	(78)	—	(92)
Earnings credit from custodian	(6)	(15)	(2)
Custody fees reimbursed (Note 14)	—	(102)	—
Low balance account fees	—	(4)	—

Net expenses	1,725	2,761	272

Net investment income (loss)	1,642	211	136

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,567	11,792	1,424
Net realized gain (loss) on foreign currency transactions	(49)	(27)	2
Net change in unrealized appreciation (depreciation) on investments	24,070	22,940	491
Net change in unrealized appreciation (depreciation) on foreign currency translation	(5)	11	2
Net change in foreign taxes on unrealized capital gains	—	— (1)	—

Net realized and unrealized gain (loss) on investments	28,583	34,716	1,919

Net increase (decrease) in net assets resulting from operations	$30,225	$34,927	$2,055

(1) Amount is less than $500.

See Notes to Financial Statements

49

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Duff & Phelps Global Infrastructure Fund		Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,240	$2,563	$3,322	$2,016
Net realized gain (loss)	391	3,984	406	674
Net change in unrealized appreciation (depreciation)	8,609	9,681	(126)	12,063

Increase (decrease) in net assets resulting from operations	11,240	16,228	3,602	14,753

From Distributions to Shareholders
Net investment income, Class A	(788)	(1,232)	(1,218)	(519)
Net investment income, Class C	(315)	(502)	(207)	(50)
Net investment income, Class I	(1,075)	(982)	(4,025)	(608)
Net investment income, Class R6	—	—	(3)	—
Net realized short-term gains, Class A	—	—	(77)	(173)
Net realized short-term gains, Class C	—	—	(18)	(38)
Net realized short-term gains, Class I	—	—	(173)	(172)
Net realized short-term gains, Class R6	—	—	— (1)	—
Net realized long-term gains, Class A	(1,310)	(3,613)	(62)	(477)
Net realized long-term gains, Class C	(742)	(2,361)	(14)	(105)
Net realized long-term gains, Class I	(1,001)	(2,645)	(138)	(475)
Net realized long-term gains, Class R6	—	—	— (1)	—

Decrease in net assets from distributions to shareholders	(5,231)	(11,335)	(5,935)	(2,617)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(15,417)	(11,912)	(40,947)	27,379
Change in net assets from share transactions, Class C	(5,698)	(12,563)	(2,559)	4,125
Change in net assets from share transactions, Class I	12,192	(10,903)	39,016	75,040
Change in net assets from share transactions, Class R6	—	—	7,640	—

Increase (decrease) in net assets from share transactions	(8,923)	(35,378)	3,150	106,544

Net increase (decrease) in net assets	(2,914)	(30,485)	817	118,680

Net Assets
Beginning of period	121,820	152,305	196,075	77,395

End of period	$118,906	$121,820	$196,892	$196,075

Accumulated undistributed net investment income (loss) at end of period	$3	$(5)	$(612)	$1,281

(1) Amount is less than $500.

See Notes to Financial Statements

50

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Duff & Phelps International Equity Fund		Duff & Phelps International Real Estate Securities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$46	$15	$629	$667
Net realized gain (loss)	414	(414)	2,477	802
Net change in unrealized appreciation (depreciation)	(90)	662	(3,092)	1,835

Increase (decrease) in net assets resulting from operations	370	263	14	3,304

From Distributions to Shareholders
Net investment income, Class A	(10)	(6)	(519)	(135)
Net investment income, Class C	—	—	(96)	(6)
Net investment income, Class I	(29)	(26)	(1,479)	(307)

Decrease in net assets from distributions to shareholders	(39)	(32)	(2,094)	(448)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(584)	(584)	(5,430)	(4,508)
Change in net assets from share transactions, Class C	(279)	(760)	(893)	(397)
Change in net assets from share transactions, Class I	(593)	(1,804)	(1,595)	(2,557)

Increase (decrease) in net assets from share transactions	(1,456)	(3,148)	(7,918)	(7,462)

Net increase (decrease) in net assets	(1,125)	(2,917)	(9,998)	(4,606)

Net Assets
Beginning of period	5,019	7,936	35,034	39,640

End of period	$3,894	$5,019	$25,036	$35,034

Accumulated undistributed net investment income (loss) at end of period	$2	$(14)	$(1,353)	$(582)

See Notes to Financial Statements

51

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Horizon International Wealth Masters Fund		KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$75	$50	$110	$108
Net realized gain (loss)	60	(67)	143	(551)
Net change in unrealized appreciation (depreciation)	776	529	908	1,292

Increase (decrease) in net assets resulting from operations	911	512	1,161	849

From Distributions to Shareholders
Net investment income, Class A	(3)	(1)	(10)	(6)
Net investment income, Class C	(1)	(1)	(2)	— (1)
Net investment income, Class I	(75)	(68)	(93)	(83)
Net realized short-term gains, Class A	—	(2)	—	—
Net realized short-term gains, Class C	—	(2)	—	—
Net realized short-term gains, Class I	—	(72)	—	—

Decrease in net assets from distributions to shareholders	(79)	(146)	(105)	(89)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(41)	95	1,173	(6)
Change in net assets from share transactions, Class C	6	(7)	167	(31)
Change in net assets from share transactions, Class I	75	140	3,322	(135)

Increase (decrease) in net assets from share transactions	40	228	4,662	(172)

Net increase (decrease) in net assets	872	594	5,718	588

Net Assets
Beginning of period	5,436	4,842	4,919	4,331

End of period	$6,308	$5,436	$10,637	$4,919

Accumulated undistributed net investment income (loss) at end of period	$54	$50	$95	$95

(1) Amount is less than $500.

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR International Small-Cap Fund		Vontobel Global Opportunities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,642	$789	$211	$587
Net realized gain (loss)	4,518	(2,244)	11,765	2,493
Net change in unrealized appreciation (depreciation)	24,065	10,318	22,951	14,109

Increase (decrease) in net assets resulting from operations	30,225	8,863	34,927	17,189

From Distributions to Shareholders
Net investment income, Class A	(76)	(32)	(350)	(223)
Net investment income, Class C	(29)	(8)	—	—
Net investment income, Class I	(1,315)	(826)	(243)	(202)
Net investment income, Class R6	(107)	(2)	—	—
Net realized short-term gains, Class A	—	(16)	—	—
Net realized short-term gains, Class C	—	(12)	—	—
Net realized short-term gains, Class I	—	(338)	—	—
Net realized short-term gains, Class R6	—	(1)	—	—
Net realized long-term gains, Class A	—	(20)	(583)	—
Net realized long-term gains, Class B	—	—	(1)	—
Net realized long-term gains, Class C	—	(15)	(147)	—
Net realized long-term gains, Class I	—	(440)	(265)	—
Net realized long-term gains, Class R6	—	(1)	—	—

Decrease in net assets from distributions to shareholders	(1,527)	(1,711)	(1,589)	(425)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	14,841	(280)	(11,025)	8,029
Change in net assets from share transactions, Class B	—	—	(266)	(254)
Change in net assets from share transactions, Class C	10,909	(264)	2,706	6,766
Change in net assets from share transactions, Class I	114,178	(6,608)	17,234	5,368
Change in net assets from share transactions, Class R6	32,466	4	—	—

Increase (decrease) in net assets from share transactions	172,394	(7,148)	8,649	19,909

Net increase (decrease) in net assets	201,092	4	41,987	36,673

Net Assets
Beginning of period	43,986	43,982	177,451	140,778

End of period	$245,078	$43,986	$219,438	$177,451

Accumulated undistributed net investment income (loss) at end of period	$959	$469	$172	$555

See Notes to Financial Statements

53

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$136	$322
Net realized gain (loss)	1,426	(681)
Net change in unrealized appreciation (depreciation)	493	1,593

Increase (decrease) in net assets resulting from operations	2,055	1,234

From Distributions to Shareholders
Net investment income, Class A	(110)	(86)
Net investment income, Class C	(28)	—
Net investment income, Class I	(196)	(94)

Decrease in net assets from distributions to shareholders	(334)	(180)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(7,127)	(2,522)
Change in net assets from share transactions, Class C	(284)	657
Change in net assets from share transactions, Class I	(605)	2,739

Increase (decrease) in net assets from share transactions	(8,016)	874

Net increase (decrease) in net assets	(6,295)	1,928

Net Assets
Beginning of period	22,549	20,621

End of period	$16,254	$22,549

Accumulated undistributed net investment income (loss) at end of period	$86	$273

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Duff & Phelps Global
Infrastructure Fund
Class A
10/1/16 to 9/30/17	$14.22	0.29	1.15	1.44	(0.28)	(0.38)	(0.66)	0.78	$15.00	10.70	%(9)	$37,401	1.29	%(9)	1.30%		2.04	%(9)	56%
10/1/15 to 9/30/16	13.62	0.29	1.54	1.83	(0.33)	(0.90)	(1.23)	0.60	14.22	14.79		51,148	1.34	(8)	1.34		2.16		17
10/1/14 to 9/30/15	15.38	0.36	(1.60)	(1.24)	(0.39)	(0.13)	(0.52)	(1.76)	13.62	(8.27)		60,744	1.22		1.22		2.38		27
10/1/13 to 9/30/14	13.94	0.71	1.40	2.11	(0.67)	—	(0.67)	1.44	15.38	15.21		60,673	1.29		1.29		4.69		24
10/1/12 to 9/30/13	12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	13.94	11.05		53,354	1.28		1.28		2.62		14

Class C
10/1/16 to 9/30/17	$14.17	0.18	1.14	1.32	(0.17)	(0.38)	(0.55)	0.77	$14.94	9.84	%(9)	$25,144	2.04	%(9)	2.05%		1.30	%(9)	56%
10/1/15 to 9/30/16	13.57	0.19	1.53	1.72	(0.22)	(0.90)	(1.12)	0.60	14.17	13.94		29,616	2.08	(8)	2.08		1.42		17
10/1/14 to 9/30/15	15.33	0.25	(1.59)	(1.34)	(0.29)	(0.13)	(0.42)	(1.76)	13.57	(8.94)		41,039	1.97		1.97		1.66		27
10/1/13 to 9/30/14	13.90	0.58	1.41	1.99	(0.56)	—	(0.56)	1.43	15.33	14.37		26,322	2.04		2.04		3.82		24
10/1/12 to 9/30/13	12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	13.90	10.23		17,969	2.03		2.03		1.85		14

Class I
10/1/16 to 9/30/17	$14.23	0.33	1.14	1.47	(0.32)	(0.38)	(0.70)	0.77	$15.00	10.92	%(9)	$56,361	1.04	%(9)	1.04%		2.29	%(9)	56%
10/1/15 to 9/30/16	13.63	0.32	1.54	1.86	(0.36)	(0.90)	(1.26)	0.60	14.23	15.07		41,056	1.08	(8)	1.08		2.37		17
10/1/14 to 9/30/15	15.38	0.39	(1.58)	(1.19)	(0.43)	(0.13)	(0.56)	(1.75)	13.63	(7.98)		50,522	0.97		0.97		2.61		27
10/1/13 to 9/30/14	13.94	0.74	1.41	2.15	(0.71)	—	(0.71)	1.44	15.38	15.49		55,557	1.04		1.04		4.87		24
10/1/12 to 9/30/13	12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	13.94	11.23		70,485	1.03		1.03		2.86		14
Duff & Phelps Global Real Estate Securities
Fund
Class A
10/1/16 to 9/30/17	$28.97	0.39	0.07	0.46	(0.72)	(0.07)	(0.79)	(0.33)	$28.64	1.82%		$23,626	1.40%		1.68%		1.41%		36%
10/1/15 to 9/30/16	26.19	0.40	3.12	3.52	(0.33)	(0.41)	(0.74)	2.78	28.97	13.75		68,087	1.41	(8)	1.54		1.45		22
10/1/14 to 9/30/15	25.18	0.66	1.08	1.74	(0.64)	(0.09)	(0.73)	1.01	26.19	6.83		36,315	1.40		1.50		2.45		27
10/1/13 to 9/30/14	23.14	0.38	2.19	2.57	(0.36)	(0.17)	(0.53)	2.04	25.18	11.36		21,502	1.40		1.57		1.52		29
10/1/12 to 9/30/13	22.40	0.35	1.09	1.44	(0.70)	—	(0.70)	0.74	23.14	6.48		15,306	1.40		1.66		1.51		18

Class C
10/1/16 to 9/30/17	$28.41	0.23	0.02	0.25	(0.47)	(0.07)	(0.54)	(0.29)	$28.12	1.06%		$10,771	2.15%		2.31%		0.86%		36%
10/1/15 to 9/30/16	25.71	0.20	3.06	3.26	(0.15)	(0.41)	(0.56)	2.70	28.41	12.89		13,560	2.16	(8)	2.29		0.73		22
10/1/14 to 9/30/15	24.77	0.45	1.07	1.52	(0.49)	(0.09)	(0.58)	0.94	25.71	6.07		8,421	2.15		2.26		1.68		27
10/1/13 to 9/30/14	22.78	0.22	2.13	2.35	(0.19)	(0.17)	(0.36)	1.99	24.77	10.51		5,850	2.15		2.32		0.92		29
10/1/12 to 9/30/13	22.14	0.18	1.08	1.26	(0.62)	—	(0.62)	0.64	22.78	5.70		3,545	2.15		2.41		0.80		18

Class I
10/1/16 to 9/30/17	$29.19	0.54	(0.02)	0.52	(0.87)	(0.07)	(0.94)	(0.42)	$28.77	2.02%		$154,704	1.15%		1.31%		1.93%		36%
10/1/15 to 9/30/16	26.37	0.51	3.11	3.62	(0.39)	(0.41)	(0.80)	2.82	29.19	14.06		114,428	1.16	(8)	1.29		1.79		22
10/1/14 to 9/30/15	25.33	0.73	1.10	1.83	(0.70)	(0.09)	(0.79)	1.04	26.37	7.11		32,659	1.15		1.25		2.69		27
10/1/13 to 9/30/14	23.28	0.41	2.22	2.63	(0.41)	(0.17)	(0.58)	2.05	25.33	11.60		26,985	1.15		1.32		1.65		29
10/1/12 to 9/30/13	22.51	0.42	1.09	1.51	(0.74)	—	(0.74)	0.77	23.28	6.78		25,332	1.15		1.41		1.78		18

Class R6
11/3/16(6) to 9/30/17	$26.78	0.50	2.47	2.97	(0.89)	(0.07)	(0.96)	2.01	$28.79	11.39	%(4)	$7,791	1.04	%(3)	1.12	%(3)	1.92	%(3)	36	%(10)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Duff & Phelps
International Equity Fund
Class A
10/1/16 to 9/30/17	$10.22	0.10	0.90	1.00	(0.09)	—	(0.09)	0.91	$11.13	9.87%	$882	1.48%		3.33%	0.93%	98%
10/1/15 to 9/30/16	9.80	0.03	0.42	0.45	(0.03)	—	(0.03)	0.42	10.22	4.64	1,402	1.51	(8)	3.05	0.28	70
10/1/14 to 9/30/15	10.90	0.03	(1.05)	(1.02)	(0.08)	—	(0.08)	(1.10)	9.80	(9.43)	1,923	1.50		2.27	0.25	94
10/1/13 to 9/30/14	10.50	0.13	0.64	0.77	(0.24)	(0.13)	(0.37)	0.40	10.90	7.42	3,915	1.50		2.42	1.18	115
10/1/12 to 9/30/13	10.87	0.16	1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	10.50	13.38	170	1.50		1.95	1.41	277

Class C
10/1/16 to 9/30/17	$9.97	0.03	0.87	0.90	—	—	—	0.90	$10.87	9.03%	$739	2.23%		4.06%	0.25%	98%
10/1/15 to 9/30/16	9.60	(0.05)	0.42	0.37	—	—	—	0.37	9.97	3.85	967	2.26	(8)	3.76	(0.52)	70
10/1/14 to 9/30/15	10.68	(0.02)	(1.05)	(1.07)	(0.01)	—	(0.01)	(1.08)	9.60	(10.01)	1,689	2.25		3.06	(0.17)	94
10/1/13 to 9/30/14	10.37	0.04	0.62	0.66	(0.22)	(0.13)	(0.35)	0.31	10.68	6.56	804	2.25		3.13	0.38	115
10/1/12 to 9/30/13	10.77	0.08	1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	10.37	12.53	124	2.25		2.73	0.70	277

Class I
10/1/16 to 9/30/17	$10.19	0.14	0.88	1.02	(0.12)	—	(0.12)	0.90	$11.09	10.16%	$2,273	1.23%		3.07%	1.38%	98%
10/1/15 to 9/30/16	9.78	0.05	0.43	0.48	(0.07)	—	(0.07)	0.41	10.19	4.89	2,650	1.26	(8)	2.76	0.50	70
10/1/14 to 9/30/15	10.87	0.07	(1.06)	(0.99)	(0.10)	—	(0.10)	(1.09)	9.78	(9.14)	4,324	1.25		2.02	0.61	94
10/1/13 to 9/30/14	10.45	0.14	0.65	0.79	(0.24)	(0.13)	(0.37)	0.42	10.87	7.67	6,435	1.25		2.19	1.24	115
10/1/12 to 9/30/13	10.82	0.22	1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	10.45	13.68	2,185	1.25		1.54	1.97	277
Duff & Phelps International Real Estate Securities
Fund
Class A
10/1/16 to 9/30/17	$7.25	0.13	(0.01)	0.12	(0.44)	—	(0.44)	(0.32)	$6.93	2.53%	$2,506	1.50%		1.99%	1.94%	24%
10/1/15 to 9/30/16	6.63	0.11	0.58	0.69	(0.07)	—	(0.07)	0.62	7.25	10.47	8,680	1.51	(8)	1.91	1.60	26
10/1/14 to 9/30/15	7.03	0.28	(0.21)	0.07	(0.47)	—	(0.47)	(0.40)	6.63	0.94	12,415	1.50		1.78	4.09	27
10/1/13 to 9/30/14	6.61	0.16	0.39	0.55	(0.13)	—	(0.13)	0.42	7.03	8.61	11,257	1.50		1.73	2.38	32
10/1/12 to 9/30/13	6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	6.61	9.39	10,234	1.50		1.75	2.23	22

Class C
10/1/16 to 9/30/17	$7.21	0.09	(0.02)	0.07	(0.39)	—	(0.39)	(0.32)	$6.89	1.72%	$957	2.25%		2.73%	1.32%	24%
10/1/15 to 9/30/16	6.59	0.07	0.57	0.64	(0.02)	—	(0.02)	0.62	7.21	9.69	2,006	2.26	(8)	2.68	0.97	26
10/1/14 to 9/30/15	6.97	0.23	(0.20)	0.03	(0.41)	—	(0.41)	(0.38)	6.59	0.29	2,226	2.25		2.52	3.36	27
10/1/13 to 9/30/14	6.56	0.12	0.38	0.50	(0.09)	—	(0.09)	0.41	6.97	7.75	2,553	2.25		2.48	1.68	32
10/1/12 to 9/30/13	6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	6.56	8.55	1,911	2.25		2.49	1.35	22

Class I
10/1/16 to 9/30/17	$7.26	0.16	(0.03)	0.13	(0.45)	—	(0.45)	(0.32)	$6.94	2.79%	$21,573	1.25%		1.72%	2.45%	24%
10/1/15 to 9/30/16	6.64	0.14	0.56	0.70	(0.08)	—	(0.08)	0.62	7.26	10.72	24,348	1.26	(8)	1.68	1.98	26
10/1/14 to 9/30/15	7.03	0.30	(0.20)	0.10	(0.49)	—	(0.49)	(0.39)	6.64	1.31	24,999	1.25		1.52	4.36	27
10/1/13 to 9/30/14	6.61	0.18	0.39	0.57	(0.15)	—	(0.15)	0.42	7.03	8.87	28,738	1.25		1.48	2.64	32
10/1/12 to 9/30/13	6.49	0.15	0.47	0.62	(0.50)	—	(0.50)	0.12	6.61	9.66	29,999	1.25		1.49	2.35	22

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Horizon International
Wealth Masters Fund
Class A
10/1/16 to 9/30/17	$10.21	0.11		1.55	1.66	(0.14)	—	(0.14)	1.52	$11.73	16.51%		$223	1.55%		3.31%	1.04%	27%
10/1/15 to 9/30/16	9.52	0.08		0.88	0.96	(0.12)	(0.15)	(0.27)	0.69	10.21	10.29		232	1.56	(8)	3.28	0.81	34
11/17/14(6) to 9/30/15	10.00	0.08		(0.56)	(0.48)	—	—	—	(0.48)	9.52	(4.80	)(4)	126	1.55	(3)	3.84 (3)	0.91 (3)	32	(10)

Class C
10/1/16 to 9/30/17	$10.13	0.04		1.54	1.58	(0.05)	—	(0.05)	1.53	$11.66	15.70%		$140	2.30%		4.01%	0.38%	27%
10/1/15 to 9/30/16	9.46	—	(5)	0.87	0.87	(0.05)	(0.15)	(0.20)	0.67	10.13	9.39		115	2.31	(8)	4.27	0.00	34
11/17/14(6) to 9/30/15	10.00	0.01		(0.55)	(0.54)	—	—	—	(0.54)	9.46	(5.40	)(4)	114	2.30	(3)	4.59 (3)	0.14 (3)	32	(10)

Class I
10/1/16 to 9/30/17	$10.24	0.14		1.54	1.68	(0.15)	—	(0.15)	1.53	$11.77	16.77%		$5,945	1.30%		3.01%	1.36%	27%
10/1/15 to 9/30/16	9.54	0.10		0.89	0.99	(0.14)	(0.15)	(0.29)	0.70	10.24	10.62		5,089	1.31	(8)	3.25	1.01	34
11/17/14(6) to 9/30/15	10.00	0.11		(0.57)	(0.46)	—	—	—	(0.46)	9.54	(4.60	)(4)	4,602	1.30	(3)	3.56 (3)	1.19 (3)	32	(10)
KAR Emerging Markets
Small-Cap Fund
Class A
10/1/16 to 9/30/17	$9.29	0.15		1.68	1.83	(0.17)	—	(0.17)	1.66	$10.95	20.12%		$1,647	1.84%		2.97%	1.47%	28%
10/1/15 to 9/30/16	7.85	0.18		1.41	1.59	(0.15)	—	(0.15)	1.44	9.29	20.66		382	1.86	(8)	3.77	2.18	34
10/1/14 to 9/30/15	10.32	0.16		(2.28)	(2.12)	(0.12)	(0.23)	(0.35)	(2.47)	7.85	(21.20)		332	1.85		3.62	1.73	35
12/17/13(6) to 9/30/14	10.00	0.18		0.16	0.34	(0.02)	—	(0.02)	0.32	10.32	3.45	(4)	217	1.85	(3)	4.82 (3)	2.25 (3)	44	(10)

Class C
10/1/16 to 9/30/17	$9.31	0.08		1.69	1.77	(0.12)	—	(0.12)	1.65	$10.96	19.31%		$317	2.59%		3.73%	0.78%	28%
10/1/15 to 9/30/16	7.80	0.12		1.41	1.53	(0.02)	—	(0.02)	1.51	9.31	19.62		117	2.61	(8)	4.51	1.39	34
10/1/14 to 9/30/15	10.26	0.07		(2.24)	(2.17)	(0.06)	(0.23)	(0.29)	(2.46)	7.80	(21.68)		128	2.60		4.34	0.76	35
12/17/13(6) to 9/30/14	10.00	0.12		0.16	0.28	(0.02)	—	(0.02)	0.26	10.26	2.82	(4)	159	2.60	(3)	5.59 (3)	1.54 (3)	44	(10)

Class I
10/1/16 to 9/30/17	$9.31	0.16		1.70	1.86	(0.18)	—	(0.18)	1.68	$10.99	20.42%		$8,673	1.59%		2.75%	1.60%	28%
10/1/15 to 9/30/16	7.88	0.20		1.41	1.61	(0.18)	—	(0.18)	1.43	9.31	20.82		4,420	1.61	(8)	3.53	2.44	34
10/1/14 to 9/30/15	10.34	0.18		(2.28)	(2.10)	(0.13)	(0.23)	(0.36)	(2.46)	7.88	(20.96)		3,871	1.60		3.35	1.87	35
12/17/13(6) to 9/30/14	10.00	0.20		0.17	0.37	(0.03)	—	(0.03)	0.34	10.34	3.66	(4)	3,480	1.60	(3)	4.64 (3)	2.50 (3)	44	(10)
KAR International
Small-Cap Fund
Class A
10/1/16 to 9/30/17	$13.01	0.16		3.34	3.50	(0.29)	—	(0.29)	3.21	$16.22	27.42%		$18,479	1.60%		1.66%	1.07%	27%
10/1/15 to 9/30/16	10.85	0.21		2.38	2.59	(0.20)	(0.23)	(0.43)	2.16	13.01	24.58		1,985	1.61	(8)	1.87	1.80	40
10/1/14 to 9/30/15	13.70	0.17		(1.83)	(1.66)	(0.23)	(0.96)	(1.19)	(2.85)	10.85	(12.58)		1,916	1.60		1.74	1.41	64
10/1/13 to 9/30/14	13.20	0.47		0.41	0.88	(0.25)	(0.13)	(0.38)	0.50	13.70	6.65		2,477	1.60		1.73	3.31	44
10/1/12 to 9/30/13	10.09	0.30		2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	13.20	31.97		403	1.60		2.51	2.52	26

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
KAR International
Small-Cap Fund (Continued)
Class C
10/1/16 to 9/30/17	$12.92	0.06	3.29	3.35	(0.23)	—	(0.23)	3.12	$16.04	26.41%	$13,442	2.35%	2.41%	0.38%	27%
10/1/15 to 9/30/16	10.72	0.12	2.37	2.49	(0.06)	(0.23)	(0.29)	2.20	12.92	23.76	1,465	2.36	(8)	2.63	1.02	40
10/1/14 to 9/30/15	13.63	0.08	(1.82)	(1.74)	(0.21)	(0.96)	(1.17)	(2.91)	10.72	(13.28)	1,464	2.35	2.49	0.65	64
10/1/13 to 9/30/14	13.16	0.24	0.54	0.78	(0.18)	(0.13)	(0.31)	0.47	13.63	5.89	1,194	2.35	2.49	1.73	44
10/1/12 to 9/30/13	10.09	0.19	2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	13.16	30.92	374	2.35	3.34	1.62	26

Class I
10/1/16 to 9/30/17	$13.04	0.20	3.35	3.55	(0.31)	—	(0.31)	3.24	$16.28	27.73%	$176,216	1.35%	1.42%	1.33%	27%
10/1/15 to 9/30/16	10.89	0.23	2.40	2.63	(0.25)	(0.23)	(0.48)	2.15	13.04	24.94	40,424	1.36	(8)	1.62	1.95	40
10/1/14 to 9/30/15	13.74	0.21	(1.85)	(1.64)	(0.25)	(0.96)	(1.21)	(2.85)	10.89	(12.43)	40,512	1.35	1.49	1.70	64
10/1/13 to 9/30/14	13.21	0.36	0.57	0.93	(0.27)	(0.13)	(0.40)	0.53	13.74	7.04	46,599	1.35	1.49	2.57	44
10/1/12 to 9/30/13	10.10	0.34	2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	13.21	32.13	18,123	1.35	2.23	2.82	26

Class R6
10/1/16 to 9/30/17	$13.03	0.26	3.30	3.56	(0.31)	—	(0.31)	3.25	$16.28	27.82%	$36,941	1.24%	1.28%	1.66%	27%
10/1/15 to 9/30/16	10.89	0.25	2.39	2.64	(0.27)	(0.23)	(0.50)	2.14	13.03	25.06	112	1.27	(8)	1.52	2.19	40
11/12/14(6) to 9/30/15	13.43	0.22	(1.55)	(1.33)	(0.25)	(0.96)	(1.21)	(2.54)	10.89	(10.41	)(4)	90	1.27	(3)	1.41	(3)	2.02	(3)	64	(10)
Vontobel Global
Opportunities Fund
Class A
10/1/16 to 9/30/17	$13.69	0.02	2.64	2.66	(0.05)	(0.08)	(0.13)	2.53	$16.22	19.54	%(9)	$113,151	1.45	%(9)	1.46%	0.05	%(9)	37%
10/1/15 to 9/30/16	12.32	0.05	1.35	1.40	(0.03)	—	(0.03)	1.37	13.69	11.38	105,967	1.47	(8)	1.48	0.37	29
10/1/14 to 9/30/15	12.12	0.05	0.21	0.26	(0.06)	—	(0.06)	0.20	12.32	2.15	87,769	1.45	1.45	0.42	40
10/1/13 to 9/30/14	11.07	0.08	1.04	1.12	(0.07)	—	(0.07)	1.05	12.12	10.18	77,738	1.48	1.46	0.70	41
10/1/12 to 9/30/13	9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	11.07	12.05	78,434	1.55	1.50	0.69	61

Class C
10/1/16 to 9/30/17	$11.93	(0.08)	2.29	2.21	—	(0.08)	(0.08)	2.13	$14.06	18.61	%(9)	$30,065	2.21	%(9)	2.22%	(0.68	)%(9)	37%
10/1/15 to 9/30/16	10.79	(0.04)	1.18	1.14	—	—	—	1.14	11.93	10.57	23,070	2.23	(8)	2.24	(0.34)	29
10/1/14 to 9/30/15	10.66	(0.01)	0.16	0.15	(0.02)	—	(0.02)	0.13	10.79	1.42	14,431	2.21	2.21	(0.13)	40
10/1/13 to 9/30/14	9.76	—	(5)	0.91	0.91	(0.01)	—	(0.01)	0.90	10.66	9.32	3,455	2.23	2.21	(0.04)	41
10/1/12 to 9/30/13	8.77	—	(5)	0.99	0.99	—	—	—	0.99	9.76	11.29	2,963	2.30	2.24	(0.03)	61

Class I
10/1/16 to 9/30/17	$13.69	0.06	2.63	2.69	(0.07)	(0.08)	(0.15)	2.54	$16.23	19.83	%(9)	$76,222	1.20	%(9)	1.21%	0.38	%(9)	37%
10/1/15 to 9/30/16	12.32	0.08	1.35	1.43	(0.06)	—	(0.06)	1.37	13.69	11.65	48,155	1.23	(8)	1.23	0.64	29
10/1/14 to 9/30/15	12.11	0.08	0.21	0.29	(0.08)	—	(0.08)	0.21	12.32	2.37	38,104	1.20	1.20	0.67	40
10/1/13 to 9/30/14	11.07	0.11	1.05	1.16	(0.12)	—	(0.12)	1.04	12.11	10.49	33,917	1.23	1.21	0.97	41
10/1/12 to 9/30/13	9.91	0.10	1.12	1.22	(0.06)	—	(0.06)	1.16	11.07	12.36	29,540	1.30	1.30	0.94	61

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Vontobel Greater European
Opportunities Fund
Class A
10/1/16 to 9/30/17	$15.86	0.04	1.96	2.00	(0.24)	—	(0.24)	1.76	$17.62	12.89%	$4,224	1.44%		1.90%	0.26%	42%
10/1/15 to 9/30/16	15.20	0.17	0.59	0.76	(0.10)	—	(0.10)	0.66	15.86	4.99	11,364	1.46	(8)	1.82	1.06	49
10/1/14 to 9/30/15	15.32	0.16	0.01	0.17	(0.10)	(0.19)	(0.29)	(0.12)	15.20	1.19	13,306	1.45		1.89	1.02	35
10/1/13 to 9/30/14	15.87	0.09	(0.22)	(0.13)	(0.06)	(0.36)	(0.42)	(0.55)	15.32	(0.88)	12,703	1.45		1.91	0.54	65
10/1/12 to 9/30/13	14.20	0.13	2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	15.87	15.92	13,433	1.45		2.22	0.86	75

Class C
10/1/16 to 9/30/17	$15.58	(0.02)	1.86	1.84	(0.20)	—	(0.20)	1.64	$17.22	12.06%	$2,208	2.19%		2.66%	(0.10)%	42%
10/1/15 to 9/30/16	14.95	0.04	0.59	0.63	—	—	—	0.63	15.58	4.21	2,292	2.23	(8)	2.58	0.26	49
10/1/14 to 9/30/15	15.08	0.05	0.01	0.06	— (5)	(0.19)	(0.19)	(0.13)	14.95	0.43	1,564	2.20		2.64	0.34	35
10/1/13 to 9/30/14	15.71	(0.02)	(0.23)	(0.25)	(0.02)	(0.36)	(0.38)	(0.63)	15.08	(1.62)	1,130	2.20		2.67	(0.12)	65
10/1/12 to 9/30/13	14.10	0.03	2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	15.71	15.11	607	2.20		2.92	0.21	75

Class I
10/1/16 to 9/30/17	$15.91	0.17	1.87	2.04	(0.30)	—	(0.30)	1.74	$17.65	13.21%	$9,822	1.19%		1.67%	1.02%	42%
10/1/15 to 9/30/16	15.26	0.25	0.54	0.79	(0.14)	—	(0.14)	0.65	15.91	5.22	8,893	1.22	(8)	1.56	1.57	49
10/1/14 to 9/30/15	15.38	0.24	(0.02)	0.22	(0.15)	(0.19)	(0.34)	(0.12)	15.26	1.47	5,751	1.20		1.63	1.55	35
10/1/13 to 9/30/14	15.92	0.14	(0.24)	(0.10)	(0.08)	(0.36)	(0.44)	(0.54)	15.38	(0.64)	2,751	1.20		1.68	0.89	65
10/1/12 to 9/30/13	14.23	0.06	2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	15.92	16.19	1,918	1.20		1.96	0.39	75

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(8)	Net expense ratios include extraordinary proxy expenses.
(9)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If it was included the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

Duff& Phelps Global Infrastructure Fund		VontobelGlobal Opportunities Fund
Class A	—*	Class A	0.06%
Class C	—*	Class C	0.05%
Class I	—*	Class I	0.05%

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:

Duff& Phelps Global Infrastructure Fund		VontobelGlobal Opportunities Fund
Class A	—*	Class A	0.06%
Class C	—*	Class C	0.05%
Class I	—*	Class I	0.05%

*	no impact

See Note 14 in Notes to Financial Statement for a further explanation on the custody fees reimbursed.

(10)	Portfolio Turnover is representative of the Fund for the entire year.

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 28 funds of the Trust are offered for sale, of which 9 (each a “Fund”) are reported in this annual report. Each Fund has a distinct investment objective and is diversified. The Funds’ investment objectives are outlined in each Fund’s summary page. There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares, and Class I shares. The Duff & Phelps Global Real Estate Securities Fund and KAR International Small-Cap Fund also offer Class R6 shares.

Class A shares of the Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Effective March 6, 2017, the Vontobel Global Opportunities Fund Class B shares were converted to Class A shares. Prior to conversion, Class B shares were only available to existing shareholders through qualifying transactions.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statements of Operations for the period, as applicable.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

60

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

61

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

G.	Securities Lending

($ reported in thousands)

During the period, certain Funds were permitted to loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so a Fund was required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral, consisting of cash and securities issued by the U.S. Government or its agencies, was adjusted daily in connection with changes in the market value of securities on loan. Cash collateral was invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker were recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. Effective July 31, 2017, securities lending was suspended on the Funds, and the agreement with BBH was terminated on August 14, 2017.

H.	Earnings Credit and Interest

Through an arrangement with each Fund’s previous custodian, which ended on various dates in September 2017, each Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

During the fiscal year (the “period”) ended September 30, 2017, the Duff & Phelps International Equity Fund entered into foreign currency exchange contracts to hedge exposure away from foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.

These foreign currency contracts were executed under the ISDA 2002 Master Agreement without any Schedule thereto and without the requirement of posting any collateral to the counterparty.

The following is a summary of the Fund’s foreign currency exchange contracts, categorized as foreign exchange risk presented in the financial statements as of September 30, 2017.

Statements of Assets and Liabilities
Assets
Unrealized appreciation on foreign currency exchange contracts	$—
Liabilities
Unrealized depreciation on foreign currency exchange contracts	—

$—

Statements of Operations
Net realized gain (loss) on foreign currency exchange contracts	$(28)
Net Change in Unrealized Appreciation / (Depreciation) on foreign currency exchange contracts	—

$(28)

For the period ended September 30, 2017, the average daily cost of foreign currency exchange contracts purchased were $1,016 and the average daily cost of foreign currency exchange contracts sold were $925.

Note	4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

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SEPTEMBER 30, 2017

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	First $1 Billion	$1+ Billion
Horizon International Wealth Masters Fund	0.90%	0.85%
KAR Emerging Markets Small-Cap Fund	1.20	1.15
KAR International Small-Cap Fund	1.00	0.95
Vontobel Greater European Opportunities Fund	0.85	0.80

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Duff & Phelps Global Infrastructure Fund	0.65%	0.60%	0.55%
Duff & Phelps Global Real Estate Securities Fund	0.85	0.80	0.75
Duff & Phelps International Real Estate Securities Fund	1.00	0.95	0.90
Vontobel Global Opportunities Fund	0.85	0.80	0.75

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Duff & Phelps International Equity Fund	0.85%	0.80%	0.75%

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Duff & Phelps Global Infrastructure Fund	DPIM(1)	Horizon International Wealth Masters Fund	Horizon(2)
Duff & Phelps Global Real Estate Securities Fund	DPIM(1)	KAR Emerging Markets Small-Cap Fund	KAR(3)
Duff & Phelps International Equity Fund	DPIM(4)(1)	KAR International Small-Cap Fund	KAR(3)
Duff & Phelps International Real Estate Securities Fund	DPIM(1)	Vontobel Global Opportunities Fund	Vontobel(4)
		Vontobel Greater European Opportunities Fund	Vontobel(4)

(1)	Duff & Phelps Investment Management Co., an indirect wholly-owned subsidiary of Virtus.
(2)	Horizon Asset Management, LLC
(3)	Kayne Anderson Rudnick Investment Management, LLC, an indirect wholly-owned subsidiary of Virtus.
(4)	Vontobel Asset Management, Inc.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below through April 30, 2018.

	Class A	Class C	Class I	Class R6
Duff & Phelps Global Real Estate Securities Fund	1.40%	2.15%	1.15%	1.04%
Duff & Phelps International Equity Fund	1.50	2.25	1.25	N/A
Duff & Phelps International Real Estate Securities Fund	1.50	2.25	1.25	N/A
Horizon International Wealth Masters Fund	1.55	2.30	1.30	N/A
KAR Emerging Markets Small-Cap Fund	1.85	2.60	1.60	N/A
KAR International Small-Cap Fund	1.60	2.35	1.35	1.24
Vontobel Global Opportunities Fund	1.55	2.30	1.30	N/A
Vontobel Greater European Opportunities Fund	1.45	2.20	1.20	N/A

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2018	2019	2020	Total
Duff & Phelps Global Real Estate Securities Fund	$79	$165	$344	$588
Duff & Phelps International Equity Fund	72	96	80	$248
Duff & Phelps International Real Estate Securities Fund	114	152	130	$396
Horizon International Wealth Masters Fund	101	99	98	$298
KAR Emerging Markets Small-Cap Fund	79	86	81	$246
KAR International Small-Cap Fund	67	108	80	$255
Vontobel Greater European Opportunities Fund	85	92	91	$268

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the period ended September 30, 2017, it retained net commissions of $341 for Class A shares and CDSC of $3 and $12 for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class C shares 1.00%; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2017, the Funds incurred administration fees totaling $668 which are included in the Statements of Operations within the line item “Administration fee.”

For the period ended September 30, 2017, the Funds incurred transfer agent fees totaling $1,039 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of certain Funds, which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Duff & Phelps Global Infrastructure Fund
Class I	783,067	$11,746
Duff & Phelps Global Real Estate Securities Fund
Class I	140,083	4,030
Class R6	265,005	7,629
Duff & Phelps International Equity Fund
Class A	9,994	111
Class C	9,922	108
Class I	81,077	899
Duff & Phelps International Real Estate Securities Fund
Class I	643,575	4,466
Horizon International Wealth Masters Fund
Class A	10,429	122
Class C	10,268	120
Class I	502,574	5,915
KAR Emerging Markets Small-Cap Fund
Class A	10,791	118
Class C	10,485	115
Class I	303,752	3,338
KAR International Small-Cap Fund
Class R6	293,389	4,773

H.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2017.

Note	5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) during the period ended September 30, 2017, were as follows:

	Purchases	Sales
Duff & Phelps Global Infrastructure Fund.	$63,506	$75,633
Duff & Phelps Global Real Estate Securities Fund	70,313	67,374
Duff & Phelps International Equity Fund	4,041	5,150
Duff & Phelps International Real Estate Securities Fund	6,657	15,749
Horizon International Wealth Masters Fund	1,544	1,549
KAR Emerging Markets Small-Cap Fund	5,606	1,811
KAR International Small-Cap Fund	177,514	30,483
Vontobel Global Opportunities Fund	70,197	71,517
Vontobel Greater European Opportunities Fund	8,120	15,701

There were no purchases or sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2017.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Duff & Phelps Global Infrastructure Fund				Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	702	$9,629	578	$7,838	569	$15,499	1,668	$46,534
Reinvestment of distributions	146	1,965	361	4,488	49	1,295	44	1,163
Shares repurchased	(1,951)	(27,011)	(1,802)	(24,238)	(2,143)	(57,741)	(749)	(20,318)

Net Increase / (Decrease)	(1,103)	$(15,417)	(863)	$(11,912)	(1,525)	$(40,947)	963	$27,379

Class C
Sale of shares	217	$2,983	221	$2,931	73	$1,939	236	$6,500
Reinvestment of distributions	68	912	201	2,471	9	237	7	190
Shares repurchased	(693)	(9,593)	(1,356)	(17,965)	(176)	(4,735)	(93)	(2,565)

Net Increase / (Decrease)	(408)	$(5,698)	(934)	$(12,563)	(94)	$(2,559)	150	$4,125

Class I
Sale of shares	2,260	$31,812	1,348	$18,253	3,140	$85,671	3,406	$95,560
Reinvestment of distributions	134	1,843	253	3,158	157	4,220	47	1,232
Shares repurchased	(1,523)	(21,463)	(2,424)	(32,314)	(1,839)	(50,875)	(771)	(21,752)

Net Increase / (Decrease)	871	$12,192	(823)	$(10,903)	1,458	$39,016	2,682	$75,040

Class R6
Sale of shares	—	$—	—	$—	284	$8,017	—	$—
Reinvestment of distributions	—	—	—	—	— (1)	3	—	—
Shares repurchased	—	—	—	—	(13)	(380)	—	—

Net Increase / (Decrease)	—	$—	—	$—	271	$7,640	—	$—

	Duff & Phelps International Equity Fund				Duff & Phelps International Real Estate Securities Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	12	$121	23	$229	90	$591	626	$4,261
Reinvestment of distributions	1	10	1	6	84	505	20	133
Shares repurchased	(71)	(715)	(83)	(819)	(1,009)	(6,526)	(1,322)	(8,902)

Net Increase / (Decrease)	(58)	$(584)	(59)	$(584)	(835)	$(5,430)	(676)	$(4,508)

Class C
Sale of shares	12	$125	28	$270	8	$55	31	$214
Reinvestment of distributions	—	—	—	—	15	88	1	5
Shares repurchased	(41)	(404)	(107)	(1,030)	(162)	(1,036)	(92)	(616)

Net Increase / (Decrease)	(29)	$(279)	(79)	$(760)	(139)	$(893)	(60)	$(397)

Class I
Sale of shares	63	$628	59	$567	1,130	$7,371	1,496	$10,464
Reinvestment of distributions	3	29	3	26	238	1,434	46	299
Shares repurchased	(121)	(1,250)	(244)	(2,397)	(1,612)	(10,400)	(1,955)	(13,320)

Net Increase / (Decrease)	(55)	$(593)	(182)	$(1,804)	(244)	$(1,595)	(413)	$(2,557)

(1)	Amount is less than 500 shares.

65

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	Horizon International Wealth Masters Fund						KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2017			Year Ended September 30, 2016			Year Ended September 30, 2017			Year Ended September 30, 2016
	SHARES		AMOUNT	SHARES		AMOUNT	SHARES		AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3		$29	14		$137	136		$1,445	9	$76
Reinvestment of distributions	—	(1)	3	—	(1)	3	1		10	1	6
Shares repurchased	(7)		(73)	(5)		(45)	(28)		(282)	(11)	(88)

Net Increase / (Decrease)	(4)		$(41)	9		$95	109		$1,173	(1)	$(6)

Class C
Sale of shares	1		$6	—	(1)	$2	16		$169	2	$14
Reinvestment of distributions	—	(1)	1	—	(1)	2	—	(1)	2	— (1)	— (2)
Shares repurchased	—	(1)	(1)	(1)		(11)	—	(1)	(4)	(6)	(45)

Net Increase / (Decrease)	1		$6	(1)		$(7)	16		$167	(4)	$(31)

Class I
Sale of shares	—		—	—		$1	384		$4,056	112	$878
Reinvestment of distributions	8		75	15		139	10		93	10	78
Shares repurchased	—		—	—		—	(80)		(827)	(139)	(1,091)

Net Increase / (Decrease)	8		$75	15		$140	314		$3,322	(17)	$(135)

	KAR International Small-Cap Fund				Vontobel Global Opportunities Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,332	$19,861	49	$578	1,510	$22,056	2,313	$30,155
Conversion from Class B shares(3)	—	—	—	—	10	149	—	—
Reinvestment of distributions	5	76	6	67	64	855	16	202
Shares repurchased	(351)	(5,096)	(79)	(925)	(2,347)	(34,085)	(1,718)	(22,328)

Net Increase / (Decrease)	986	$14,841	(24)	$(280)	(763)	$(11,025)	611	$8,029

Class B
Reinvestment of distributions	—	$—	—	$—	— (1)	1	—	$—
Shares repurchased	—	—	—	—	(10)	(119)	(22)	(254)
Conversion to Class A shares(3)	—	—	—	—	(12)	(148)	—	—

Net Increase / (Decrease)	—	$—	—	$—	(22)	$(266)	(22)	$(254)

Class C
Sale of shares	771	$11,570	37	$410	666	$8,575	1,158	$13,134
Reinvestment of distributions	3	29	3	35	12	139	—	—
Shares repurchased	(49)	(690)	(63)	(709)	(474)	(6,008)	(562)	(6,368)

Net Increase / (Decrease)	725	$10,909	(23)	$(264)	204	$2,706	596	$6,766

Class I
Sale of shares	8,528	$126,312	700	$8,053	2,580	$38,503	1,467	$19,059
Reinvestment of distributions	94	1,288	140	1,563	14	185	6	71
Shares repurchased	(897)	(13,422)	(1,462)	(16,224)	(1,416)	(21,454)	(1,050)	(13,762)

Net Increase / (Decrease)	7,725	$114,178	(622)	$(6,608)	1,178	$17,234	423	$5,368

Class R6
Sale of shares	2,429	$35,194	—	$—	—	$—	—	$—
Reinvestment of distributions	7	107	— (1)	4	—	—	—	—
Shares repurchased	(175)	(2,835)	—	—	—	—	—	—

Net Increase / (Decrease)	2,261	$32,466	— (1)	$4	—	$—	—	$—

(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
(3)	See Note 1 in Notes to Financial Statements for more information.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

	Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	113	$1,829	356	$5,574
Reinvestment of distributions	8	110	6	86
Shares repurchased	(597)	(9,066)	(520)	(8,182)

Net Increase / (Decrease)	(476)	$(7,127)	(158)	$(2,522)

Class C
Sale of shares	33	$533	87	$1,345
Reinvestment of distributions	2	28	—	—
Shares repurchased	(54)	(845)	(45)	(688)

Net Increase / (Decrease)	(19)	$(284)	42	$657

Class I
Sale of shares	847	$13,291	892	$14,069
Reinvestment of distributions	14	196	6	94
Shares repurchased	(863)	(14,092)	(716)	(11,424)

Net Increase / (Decrease)	(2)	$(605)	182	$2,739

Note	7. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and they expect the risk of loss to be remote.

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2017, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Duff & Phelps Global Infrastructure Fund	Utilities	41%
Duff & Phelps Global Infrastructure Fund	Industrials	30%
Duff & Phelps International Real Estate Securities Fund	Real Estate Operating Companies	36%
Duff & Phelps International Real Estate Securities Fund	Retail REITs	28%
Horizon International Wealth Masters Fund	Consumer Discretionary	30%
KAR International Small-Cap Fund	Information Technology	33%
Vontobel Global Opportunities Fund	Information Technology	26%
Vontobel Global Opportunities Fund	Consumer Staples	25%
Vontobel Greater European Opportunities Fund	Consumer Staples	34%

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	9. 10% Shareholders

As of September 30, 2017, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Duff & Phelps Global Infrastructure Fund#	12%	1
Duff & Phelps Global Real Estate Securities Fund#	35	3
Duff & Phelps International Equity Fund	23	1	*
Duff & Phelps International Real Estate Securities Fund#	56	3	*
Horizon International Wealth Masters Fund	94	1	*
KAR Emerging Markets Small-Cap Fund	65	2	*
KAR International Small-Cap Fund	53	3
Vontobel Global Opportunities Fund	10	1
Vontobel Greater European Opportunities Fund	62	5

*	Includes affiliated shareholder account.
#	The Fund is owned by Virtus Alternatives Diversifier Fund. Virtus Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2017, Virtus Alternatives Diversifier Fund was the owner of record of approximately 18% of the Duff & Phelps International Real Estate Securities Fund. The other affiliated funds held by the Virtus Alternatives Diversifier Fund were less than 10% each.

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Global Infrastructure Fund	$102,137	$20,171	$(3,679)	$16,492
Duff & Phelps Global Real Estate Securities Fund	181,329	20,405	(5,275)	15,130
Duff & Phelps International Equity Fund	3,299	625	(58)	567
Duff & Phelps International Real Estate Securities Fund	21,530	3,587	(264)	3,323
Horizon International Wealth Masters Fund	5,411	1,123	(258)	865
KAR Emerging Markets Small-Cap Fund	9,629	1,277	(390)	887
KAR International Small-Cap Fund	221,811	28,464	(3,892)	24,572
Vontobel Global Opportunities Fund	155,096	65,349	(1,018)	64,331
Vontobel Greater European Opportunities Fund	11,660	4,290	(12)	4,278

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018		2019		No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Duff & Phelps International Equity Fund	$—	$—	$—	$—	$942	$—	$942	$—
Duff & Phelps International Real Estate Securities Fund	3,884	—	883	—	1,696	—	6,463	—
KAR Emerging Markets Small-Cap Fund	—	—	—	—	—	388	—	388

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the fiscal year ended September 30, 2017, the following Funds utilized losses deferred in prior years against current year capital gains:

Duff & Phelps International Equity Fund	$65
Duff & Phelps International Real Estate Securities Fund	865
Horizon International Wealth Masters Fund	1
KAR Emerging Markets Small-Cap Fund	1
KAR International Small-Cap Fund	521
Vontobel Greater European Opportunities Fund	129

68

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Capital losses realized after October 31, and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2017, the Funds deferred and recognized losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Duff & Phelps Global Infrastructure Fund	$—	$4	$—	$—
Duff & Phelps International Equity Fund	—	—	—	498
Duff & Phelps International Real Estate Securities Fund	—	—	107	203
Horizon International Wealth Masters Fund	—	—	—	58
KAR Emerging Markets Small-Cap Fund	—	—	—	341
KAR International Small-Cap Fund	—	—	—	1,712
Vontobel Greater European Opportunities Fund	—	—	—	716

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Duff & Phelps Global Infrastructure Fund	$528	$—
Duff & Phelps Global Real Estate Securities Fund	1,879	—
Duff & Phelps International Equity Fund	62	—
Duff & Phelps International Real Estate Securities Fund	52	—
Horizon International Wealth Masters Fund	91	—
KAR Emerging Markets Small-Cap Fund	95	—
KAR International Small-Cap Fund	3,626	—
Vontobel Global Opportunities Fund	2,510	9,226
Vontobel Greater European Opportunities Fund	158	612

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017 and 2016 was as follows:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Global Infrastructure Fund	$2,178	$3,053	$5,231	$2,716	$8,619	$11,335
Duff & Phelps Global Real Estate Securities Fund	5,721	214	5,935	1,560	1,057	2,617
Duff & Phelps International Equity Fund	39	—	39	32	—	32
Duff & Phelps International Real Estate Securities Fund	2,094	—	2,094	448	—	448
Horizon International Wealth Masters Fund	79	—	79	146	—	146
KAR Emerging Markets Small-Cap Fund	105	—	105	89	—	89
KAR International Small-Cap Fund	1,527	—	1,527	1,234	477	1,711
Vontobel Global Opportunities Fund	593	996	1,589	425	—	425
Vontobel Greater European Opportunities Fund	334	—	334	180	—	180

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2017, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Duff & Phelps Global Infrastructure Fund	$—		$(54)	$54
Duff & Phelps Global Real Estate Securities Fund	—	(1)	238	(238)
Duff & Phelps International Equity Fund	8		9	(17)
Duff & Phelps International Real Estate Securities Fund	—	(1)	694	(694)
Horizon International Wealth Masters Fund	—		8	(8)
KAR Emerging Markets Small-Cap Fund	—		(5)	5
KAR International Small-Cap Fund	—		375	(375)
Vontobel Global Opportunities Fund	—		(1)	1
Vontobel Greater European Opportunities Fund	—		11	(11)

(1)	Amount is less than $500.

69

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note	11. Borrowings

($ reported in thousands)

On September 18, 2017, the Funds and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) entered into an $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Funds and other affiliated funds of the Trust renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Funds with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. The Funds and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

From February 10, 2017, to February 21, 2017, the Duff & Phelps International Real Estate Securities Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $1,857 and 1.77%, respectively. No other Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2017.

Note	12. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The following Funds held securities considered to be illiquid at September 30, 2017:

Fund	Aggregate Value		% of Fund’s net assets
Duff & Phelps Global Real Estate Securities Fund	$—	(1)	0.0%
Duff & Phelps International Real Estate Securities Fund	10		0.0

(1)	Amounts less than $500.

At September 30, 2017, the Funds did not hold any securities that were illiquid or restricted except as noted in the table above.

Note	13. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

70

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously sub-advised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification, was denied by the court. Plaintiffs have filed a motion seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note	14. Custody Fees Reimbursed

State Street Bank & Trust, custodian for certain Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses over-billed for the period 1998 through January 29, 2010. The amounts reimbursed, including interest, are shown in the Statement of Operations under “Custody Fees reimbursed.”

Note	15. Recent Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note	16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps International Equity Fund, Virtus Duff & Phelps International Real Estate Securities Fund, Virtus Horizon International Wealth Masters Fund, Virtus KAR Emerging Markets Small-Cap Fund, Virtus KAR International Small-Cap Fund, Virtus Vontobel Global Opportunities Fund, and Virtus Vontobel Greater European Opportunities Fund (constituting funds of Virtus Opportunities Trust, hereafter referred to as the “Funds”) as of September 30, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians, brokers, transfer agent of the investee fund and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

72

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2017

For the fiscal year ended September 30, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	QDI	DRD	LTCG
Duff & Phelps Global Infrastructure Fund	100%	63%	$—
Duff & Phelps Global Real Estate Securities Fund	46	—	12
Duff & Phelps International Equity Fund	92	1	—
Duff & Phelps International Real Estate Securities Fund	100	—	—
Horizon International Wealth Masters Fund	100	—	—
KAR Emerging Markets Small-Cap Fund	100	—	—
KAR International Small-Cap Fund	57	—	—
Vontobel Global Opportunities Fund	100	53	9,494
Vontobel Greater European Opportunities Fund	100	21	612

For the fiscal year ended September 30, 2017, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Duff & Phelps International Equity Fund	$118	$9
Duff & Phelps International Real Estate Securities Fund	1,099	103
Horizon International Wealth Masters Fund	155	13
KAR Emerging Markets Small-Cap Fund	251	29
KAR International Small-Cap Fund	3,595	326
Vontobel Greater European Opportunities Fund	410	42

73

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).

74

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.

75

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).

Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust;

Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Short, Julia R. YOB: 1972	Senior Vice President (since 2017)

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

76

Virtus Duff & Phelps Global Infrastructure Fund, a series of Virtus Opportunities Trust

Supplement dated May 19, 2017 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”), each dated April 10, 2017, as supplemented

IMPORTANT NOTICE TO INVESTORS

In anticipation of his retirement from Duff & Phelps Investment Management Co., Randle L. Smith will no longer be a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund effective June 30, 2017. Accordingly, all references to Mr. Smith will be considered removed from the above referenced documents as of that date. Connie M. Luecke will continue to serve as the fund’s portfolio manager.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/GlobalInfrastructurePM (5/2017)

Virtus KAR Emerging Markets Small-Cap Fund and Virtus KAR International Small-Cap Fund, each a series of Virtus Opportunities Trust

Supplement dated August 7, 2017 to the Summary and Statutory Prospectuses dated April 10, 2017, as supplemented

THIS SUPPLEMENT SUPERCEDES THE EARLIER SUPPLEMENT DATED AUGUST 7, 2017 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CORRECTS AN ERROR CONTAINED IN THAT SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Virtus KAR Emerging Markets Small-Cap Fund

Under the heading “Portfolio Management” in the fund’s summary prospectus and summary section of the statutory prospectus, the following information hereby corrects and replaces that shown for Craig Thrasher:

> Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in December 2013.

Virtus KAR International Small-Cap Fund

Under the heading “Principal Investment Strategies” in the fund’s summary prospectus and summary section of the statutory prospectus, the second sentence of the second paragraph is hereby revised to read: “The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. Small Cap Index on a rolling three-year basis. As of July 31, 2017, the market capitalization range of companies included in the MSCI All Country World ex U.S. Small Cap Index over the past three years was $3 million to $9 billion.”

Under the heading “Portfolio Management” in the fund’s summary prospectus and summary section of the statutory prospectus, the following information hereby corrects and replaces that shown for Craig Thrasher:

> Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at KAR. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in September 2012.

Under the heading “Principal Investment Strategies” on page 147 of the statutory prospectus, the second sentence of the first paragraph is hereby replaced with the following: “The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. Small Cap Index on a rolling three-year basis. As of July 31, 2017, the market capitalization range of companies included in the MSCI All Country World ex U.S. Small Cap Index over the past three years was $3 million to $9 billion.”

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020 Int’lSCCapRange2 (8/2017)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574, or visit Virtus.com.

8032	11-17

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2017

Virtus Vontobel Emerging Markets Opportunities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Vontobel Emerging Markets Opportunities Fund

(“Vontobel Emerging Markets Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Vontobel Emerging Markets Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present the annual report for your fund for the 12-month period ended September 30, 2017.

Over the past year, the Federal Reserve (“the Fed”) raised interest rates three times, and in October 2017 began the process of unwinding the balance sheet debt it had accumulated since 2008 in its efforts to stimulate the economy – a clear signal that it believes the U.S. is back on a growth path. Global economic growth also strengthened, with other major central banks preparing to taper their own stimulus policies. Rounding out the optimistic picture, corporate earnings were generally strong for the first three quarters of 2017.

Against this positive backdrop, equity markets have surged. U.S. large-

and small-cap stocks returned 18.61% and 20.74%, as measured by the performance of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 22.46%, compared with the MSCI EAFE® Index (net), which returned 19.10%.

Demand for U.S. Treasuries also remained strong, driven by foreign investors who favored their yield advantage and credit quality over many foreign government bonds. On September 30, 2017, the benchmark 10-year U.S. Treasury yielded 2.33%, compared with 1.60% one year earlier. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, increased 0.07% for the 12 months, while non-investment grade bonds gained 8.88%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies. The Virtus Funds have even more investment options following Virtus Investment Partners’ (“Virtus”) acquisition of RidgeWorth Investments. We now offer 26 additional funds, including equity, fixed income, international, and asset allocation strategies from three new Virtus affiliates – Ceredex Value Advisors, Seix Investment Advisors, and Silvant Capital Management – and from subadvisers WCM Investment Management and Zevenbergen Capital Investments. I invite you to learn more about our growing family of managers and funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2017

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Vontobel Emerging Markets Opportunities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares and Class R6 shares are sold without sales charges and Class R6 shares do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2017. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2017 TO SEPTEMBER 30, 2017

Expense Table
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,125.40	1.59%	$8.47
Class C	1,000.00	1,121.90	2.32	12.34
Class I	1,000.00	1,127.00	1.30	6.93
Class R6	1,000.00	1,128.20	1.20	6.40

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.10	1.59	8.04
Class C	1,000.00	1,013.44	2.32	11.71
Class I	1,000.00	1,018.55	1.30	6.58
Class R6	1,000.00	1,019.05	1.20	6.07

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2017

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

Gross Merchandise Volume (“GMV”)

GMV is the total value of merchandise sold over a given period of time through a customer to customer exchange site. It is a measure of the growth of the business, or use of the site to sell merchandise owned by others.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

KEY INVESTMENTS TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2017

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

5

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND Fund Summary (Unaudited) Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: A Share: HEMZX C Share: PICEX I Share: HIEMX R6 Share: VREMX

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

⬛	For the fiscal year ended September 30, 2017, the Fund’s Class A shares at NAV returned 12.71%*, Class C shares at NAV returned 11.84%, Class I shares at NAV returned 13.10%, and Class R6 shares at NAV returned 13.15%. For the same period the MSCI Emerging Markets Index (net) which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned 22.46%.

*	See footnote 7 on page 9.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

⬛	For the fiscal year ended September 30, 2017, the MSCI Emerging Markets Index (net) was negative in the fiscal first quarter, and positive in the fiscal second, third and fourth quarters.

⬛	In the fourth quarter of 2016, emerging market equities came under pressure. Concerns about rising interest rates, a stronger U.S. dollar, and potential changes to U.S. policy resulted in significant capital outflows from emerging markets, and renewed concern about dollar-denominated debt. However, in the first quarter of 2017, emerging market equities posted double-digit returns, driven by a recovery from the selloff in the fourth quarter of 2016 and the strength of emerging market currencies against the U.S. dollar. As investment funds returned, emerging market currencies rallied alongside equities, lifting returns in U.S. dollar terms. Asian stocks were among the top performers. We saw a recovery in sentiment in India as the demonetization impact on corporate earnings was less severe than feared.

⬛	In the second quarter of 2017, emerging markets were a top performer, with returns aided by a weakening U.S. dollar and solid growth. China and Korea were notable drivers of returns.

⬛	Emerging markets continued their bull run in the third quarter, outpacing their developed market counterparts. Important drivers for the benchmark’s performance were Chinese e-commerce companies and Brazilian banks, as well as a lift for dollar investors from rising exchange rates against the U.S. dollar, which commonly accompanies market inflows. Rising corporate earnings and growth across the major emerging market economies helped sustain a healthy outlook.

What factors affected the Fund’s performance during the fiscal year?

The following discussion highlights the specific stocks that provided the largest contributions to the Fund’s absolute performance and those that were the largest detractors during the fiscal year. As bottom-up stock pickers, we hope that shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that helped absolute performance

⬛	Alibaba reported strong results for the fiscal first quarter that exceeded both top-line and bottom-line expectations. The key drivers were

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

6

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND (Unaudited) (Continued)

better data-driven personalization that provided more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China, with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (through Taobao) and more established/trustworthy merchants in Tmall, Alibaba can cater to a wider base of consumers. There is also a tailwind from the fact that e-commerce penetration in China is still in a relatively early stage.

⬛	Tencent Holdings is a major internet platform in China with a strong presence in online gaming and instant messaging, and is one of the country’s largest web portals. The company reported results that exceeded expectations in the third quarter of 2017. The results were driven by better-than-expected growth in both mobile games and online advertising, where the company continued to monetize its monthly average user base of nearly one billion. Emerging drivers for Tencent such as payments and cloud have grown quickly. While profitability is still some time away in these new areas, the market has begun to appreciate their longer-term value. The company has been successful in providing popular services to attract new users and creating a network effect to maintain existing users.

While online gaming has been the largest contributor to revenue, Tencent has also generated sales through fee-based social networks, advertising, and e-commerce. As the dominant social networking platform, Tencent has boosted gaming revenues by directing traffic to the gaming platform. This has translated into strong sales, as well as earnings growth.

Stocks that hurt absolute performance

⬛	Amorepacific is a Korean cosmetics company with a leading domestic market share in the door-to-door channel and solid market share in the department store channel. The stock underperformed in the first quarter of 2017 due to weakness in duty free sales that resulted from renewed travel restrictions into Korea from China. The restrictions stemmed from the political dispute over Terminal High Altitude Area Defense (THAAD), the American antiballistic missile defense system. Even with a potential shorter-term impact on the duty free channel, the underlying demand for Amorepacific’s products in mainland China has remained strong, and the company has maintained room for growth across its key brands, which cover the spectrum of mass market to premium. Amorepacific has been growing its market share in China, both through the duty free channel in Korea and increasingly through its retail stores in China and via e-commerce.

⬛	Matahari is the largest department store operator in Indonesia. The share price was weak over the fiscal period as the company downgraded its full year same-store sales growth target to slightly negative. Sales during the recent Lebaran festival, which are typically around one-third of annual sales, came in weaker than expected. While this is a noteworthy downgrade, we believe it is related predominantly to weak overall consumption in

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND (Unaudited) (Continued)

the Indonesian economy, rather than a company-specific issue. Consumption has been weak because of lower wage growth, some political uncertainty, and higher electricity costs. But we feel the Indonesian economy is sound, with overall low leverage in the economy, at both the household and government level, and the government showing good fiscal discipline. The company has grown by adding new stores, as well as from decent same-store sales growth, benefiting from the rising purchasing power of middle-income Indonesians. Matahari has typically generated a high return on assets due to its asset-light business model, in which approximately 70% of its merchandise is sold on consignment.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2017.
Consumer Staples	30%
Financials	23
Information Technology	22
Consumer Discretionary	7
Industrials	3
Utilities	3
Telecommunication Services	3
Other (includes short-term investment)	9

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 09/30/17
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2,7]	12.71%	3.87%	3.81%	—		—
Class A Shares at POP[3,4]	6.23	2.65	3.19	—		—
Class C Shares at NAV[2] and with CDSC[4]	11.84	3.11	3.05	—		—
Class I Shares at NAV[2]	13.10	4.16	4.07	—		—
Class R6 Shares at NAV[2]	13.15	—	—	4.35%		11/12/14
MSCI Emerging Markets Index (net)	22.46	3.99	1.32	5.39	[5]	—

Fund Expense Ratios6: Class A Shares 1.58%; Class C Shares 2.33%; Class I Shares: 1.33%; Class R6 Shares 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 10, 2017, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2007, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

9

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES		VALUE
COMMON STOCKS—95.1%
Consumer Discretionary—6.9%
Kangwon Land, Inc. (South Korea)	2,716,642		$83,016
Las Vegas Sands Corp. (United States)	2,740,659		175,840
Matahari Department Store Tbk PT (Indonesia)	80,893,591		55,705
Naspers Ltd. Class N (South Africa)	815,528		175,891
Zee Entertainment Enterprises Ltd. (India)	10,069,634		80,178

			570,630

Consumer Staples—29.6%
Ambev S.A. ADR (Brazil)	58,837,914		387,742
Amorepacific Corp. (South Korea)	375,896		85,166
Anheuser-Busch InBev NV (Belgium)	1,438,133		172,182
British American Tobacco Bhd (Malaysia)	1,954,714	(3)	20,249
British American Tobacco plc (United Kingdom)	1,392,909	(4)	87,082
CP ALL PCL (Thailand)	89,962,500		177,362
Fomento Economico Mexicano SAB de CV Sponsored ADR (Mexico)	3,086,394		294,843
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	307,192,534		88,036
Heineken NV (Netherlands)	2,199,530		217,457
Hindustan Unilever Ltd. (India)	1,491,726		26,809
ITC Ltd. (India)	51,949,504		205,428
LG Household & Health Care Ltd. (South Korea)	103,827		84,849
President Chain Store Corp. (Taiwan)	4,543,123		38,279

	SHARES	VALUE

Consumer Staples (continued)
Thai Beverage PCL (Thailand)	113,914,300	$75,582
Unilever NV CVA (Netherlands)	4,702,967	278,143
Wal-Mart de Mexico SAB de CV (Mexico)	87,451,093	200,259

		2,439,468

Energy—2.6%
Ultrapar Participacoes S.A. (Brazil)	8,896,109	212,351

Financials—22.9%
Bank Central Asia Tbk PT (Indonesia)	101,403,987	152,833
Bank Pekao SA (Poland)	2,921,337	102,475
BB Seguridade Participacoes S.A. (Brazil)	16,538,252	148,822
Credicorp Ltd. (Peru)	443,349	90,895
Grupo Financiero Santander Mexico SAB de C.V. ADR, Class B (Mexico)	11,723,880	118,294
HDFC Bank Ltd. (India)	15,449,348	427,080
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,070,826	82,553
Housing Development Finance Corp., Ltd. (India)	13,077,898	348,801
Public Bank Bhd (Malaysia)	22,927,600	110,986
Remgro Ltd. (South Africa)	2,434,736	36,927
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	506,691	123,869
United Overseas Bank Ltd. (Singapore)	8,242,507	142,799

		1,886,334

See Notes to Financial Statements

10

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE

Health Care—0.8%
Mediclinic International plc (United Kingdom)	7,644,989	$66,355

Industrials—3.1%
Airports of Thailand PCL (Thailand)	59,471,200	105,211
CCR S.A. (Brazil)	13,119,924	73,737
Grupo Aeroportuario del Pacifico SAB de C.V. Class B (Mexico)	7,957,082	81,493
Novus Holdings Ltd. (South Africa)	282,074	136

		260,577

Information Technology—21.9%
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	2,841,470	490,750
Autohome, Inc. ADR (China)(2)	1,782,034	107,065
Cielo S.A. (Brazil)	26,111,478	180,801
NetEase, Inc. ADR (China)	905,918	238,990
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	28,931,572	206,559
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	3,258,949	122,373
Tata Consultancy Services Ltd. (India)	3,770,961	140,629
Tencent Holdings Ltd. (China)	7,400,912	318,525

		1,805,692

Real Estate—1.5%
Link REIT (Hong Kong)	15,045,092	121,915

	SHARES	VALUE

Telecommunication Services—2.8%
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	672,649,499	$233,722

Utilities—3.0%
Equatorial Energia SA (Brazil)	984,747	19,081
Infraestructura Energetica Nova Sab de CV (Mexico)	22,132,837	123,937
Power Grid Corp. of India Ltd. (India)(2)	32,235,840	104,130

		247,148
TOTAL COMMON STOCKS (Identified Cost $6,400,611)		7,844,192
TOTAL LONG TERM INVESTMENTS—95.1%
(Identified Cost $6,400,611)		7,844,192
SHORT-TERM INVESTMENT—4.6%
Money Market Mutual Fund—4.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.920%)(5)	377,625,322	377,625
TOTAL SHORT-TERM INVESTMENT (Identified Cost $377,625)		377,625
TOTAL INVESTMENTS—99.7% (Identified Cost $6,778,236)		8,221,817(1)
Other assets and liabilities, net—0.3%		24,995

NET ASSETS—100.0%		$8,246,812

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Security abbreviation definitions are located under the Key Investment Terms starting on page 4

See Notes to Financial Statements

11

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2017, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares traded on Bursa Malaysia Exchange.
(4)	Shares traded on the Johannesburg Exchange.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
India	16%
China	14
Brazil	12
Mexico	10
United States	7
Indonesia	7
Netherlands	6
Other	28
Total	100%

†	% of total investments as of September 30, 2017.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$7,844,192	$7,844,192
Short-Term Investment	377,625	377,625

Total Investments	$8,221,817	$8,221,817

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the fund with an end of period value of $3,254,921 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

12

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$8,221,817
Foreign currency at value(2)	3,834
Cash	1,377
Receivables
Investment securities sold	34,272
Fund shares sold	20,405
Dividends and interest receivable	5,216
Tax reclaims	705
Prepaid expenses	171
Prepaid trustee retainer	99
Other assets	286

Total assets	8,288,182

Liabilities
Payables
Fund shares repurchased	8,842
Investment securities purchased	21,798
Investment advisory fees	6,577
Distribution and service fees	326
Administration fees	835
Transfer agent fees and expenses	1,892
Professional fees	53
Trustee deferred compensation plan	286
Other accrued expenses	761

Total liabilities	41,370

Net Assets	$8,246,812

Net Assets Consist of:
Common stock $0.001 par value	$721
Capital paid in on shares of beneficial interest	7,276,437
Accumulated undistributed net investment income (loss)	26,246
Accumulated undistributed net realized gain (loss)	(500,146)
Net unrealized appreciation (depreciation) on investments	1,443,554

Net Assets	$8,246,812

Class A
Net asset value (net assets/shares outstanding) per share	$11.11
Maximum offering price per share NAV/(1–5.75%)	$11.79
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	63,661,768
Net Assets	$706,974
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.77
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	19,929,763
Net Assets	$214,738
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.49
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	626,557,165
Net Assets	$7,198,678
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$11.48
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	11,008,190
Net Assets	$126,422
(1) Investment in securities at cost	$6,778,236
(2) Foreign currency at cost	3,834

See Notes to Financial Statements

13

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2017

($ reported in thousands)

Investment Income
Dividends	$164,008
Interest	464
Security lending, net of fees	89
Foreign taxes withheld	(11,814)

Total investment income	152,747

Expenses
Investment advisory fees	71,050
Distribution and service fees, Class A	2,343
Distribution and service fees, Class C	2,006
Administration fees	9,353
Transfer agent fees and expenses	13,251
Registration fees	348
Printing fees and expenses	677
Custodian fees	3,128
Professional fees	304
Trustees’ fees and expenses	771
Miscellaneous expenses	711

Total expenses	103,942
Earnings credit from custodian	(633)
Low balance account fees	— (1)

Net expenses	103,309

Net investment income (loss)	49,438

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	285,993
Net realized gain (loss) on foreign currency transactions	2,108
Net change in unrealized appreciation (depreciation) on investments	561,549
Net change in unrealized appreciation (depreciation) on foreign currency translation	(76)

Net realized and unrealized gain (loss) on investments	849,574

Net increase (decrease) in net assets resulting from operations	$899,012

(1)	Amount is less than $500.

See Notes to Financial Statements

14

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended September 30, 2017	Fiscal Period Ended September 30, 2016(1)	Year Ended December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$49,438	$35,270	$94,294
Net realized gain (loss)	288,101	17,157	(770,201)
Net change in unrealized appreciation (depreciation)	561,473	913,774	(335,894)

Increase (decrease) in net assets resulting from operations	899,012	966,201	(1,011,801)

From Distributions to Shareholders
Net investment income, Class A	(4,943)	—	(5,106)
Net investment income, Class I	(46,315)	—	(81,136)
Net investment income, Class R6	(765)	—	(358)

Decrease in net assets from distributions to shareholders	(52,023)	—	(86,600)

From Share Transactions
Sale of shares
Class A (28,775, 54,614, 45,415)	281,046	513,358	426,955
Class C (3,504, 2,986, 9,993)	34,237	26,602	92,797
Class I (242,690, 224,369, 573,808)	2,506,746	2,042,674	5,590,072
Class R6 (9,986, 4,035, 4,009)	99,724	37,563	38,958

Reinvestment of distributions
Class A (488, 0, 527)	4,491	—	4,555
Class I (4,284, 0, 8,333)	42,235	—	74,414
Class R6 (74, 0, 39)	748	—	348

Shares repurchased
Class A (74,887, 31,260, 40,498)	(759,735)	(279,242)	(373,105)
Class C (6,657, 6,216, 8,084)	(62,016)	(54,465)	(72,343)
Class I (227,089, 591,491, 374,295)	(2,276,706)	(5,387,548)	(3,524,585)
Class R6 (3,461, 3,461, 222)	(34,879)	(31,143)	(2,054)

Increase (decrease) in net assets from share transactions	(164,109)	(3,132,201)	2,256,012

Net increase (decrease) in net assets	682,880	(2,166,000)	1,157,611

Net Assets
Beginning of period	7,563,932	9,729,932	8,572,321

End of period	$8,246,812	$7,563,932	$9,729,932

Accumulated undistributed net investment income (loss) at end of period	$26,246	$25,349	$(6,533)

(1)	The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

15

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
10/1/16 to 9/30/17	$9.90	0.05	1.21	1.26	(0.05)	—	(0.05)
1/1/16 to 9/30/16(10)	8.68	0.03	1.19	1.22	—	—	—
1/1/15 to 12/31/15	9.58	0.07	(0.91)	(0.84)	(0.06)	—	(0.06)
1/1/14 to 12/31/14	9.26	0.07	0.42	0.49	(0.06)	(0.11)	(0.17)
1/1/13 to 12/31/13	10.00	0.08	(0.74)	(0.66)	(0.08)	— (4)	(0.08)
1/1/12 to 12/31/12	8.44	0.07	1.57	1.64	(0.05)	(0.03)	(0.08)

Class C
10/1/16 to 9/30/17	$9.63	(0.03)	1.17	1.14	—	—	—
1/1/16 to 9/30/16(10)	8.49	(0.02)	1.16	1.14	—	—	—
1/1/15 to 12/31/15	9.37	—	(0.88)	(0.88)	—	—	—
1/1/14 to 12/31/14	9.08	(0.01)	0.42	0.41	(0.01)	(0.11)	(0.12)
1/1/13 to 12/31/13	9.82	0.01	(0.72)	(0.71)	(0.03)	— (4)	(0.03)
1/1/12 to 12/31/12	8.31	— (4)	1.56	1.56	(0.02)	(0.03)	(0.05)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

1.21	$11.11	12.81%	$706,974	1.60%		1.61%		0.46%		27%
1.22	9.90	14.06 (9)	1,082,242	1.59	(5)(8)	1.60	(8)	0.40	(8)	25	(9)
(0.90)	8.68	(8.77)	745,947	1.56		1.56		0.73		27
0.32	9.58	5.23	770,941	1.55		1.55		0.71		28
(0.74)	9.26	(6.58)	1,097,753	1.58		1.58		0.79		31
1.56	10.00	19.62	1,208,195	1.60		1.60		0.78		28

1.14	$10.77	11.84%	$214,738	2.34%		2.35%		(0.30)%		27%
1.14	9.63	13.56 (9)	222,221	2.34	(5)(8)	2.35	(8)	(0.31	)(8)	25	(9)
(0.88)	8.49	(9.50)	223,303	2.31		2.31		(0.01)		27
0.29	9.37	4.40	228,652	2.30		2.30		(0.13)		28
(0.74)	9.08	(7.21)	217,034	2.33		2.33		0.07		31
1.51	9.82	18.66	203,974	2.35		2.35		0.01		28

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class I
10/1/16 to 9/30/17	$10.24	0.07	1.26	1.33	(0.08)	—	(0.08)
1/1/16 to 9/30/16(10)	8.96	0.04	1.24	1.28	—	—	—
1/1/15 to 12/31/15	9.89	0.10	(0.95)	(0.85)	(0.08)	—	(0.08)
1/1/14 to 12/31/14	9.55	0.09	0.45	0.54	(0.09)	(0.11)	(0.20)
1/1/13 to 12/31/13	10.31	0.11	(0.76)	(0.65)	(0.11)	— (4)	(0.11)
1/1/12 to 12/31/12	8.70	0.10	1.62	1.72	(0.08)	(0.03)	(0.11)

Class R6
10/1/16 to 9/30/17	$10.25	0.10	1.23	1.33	(0.10)	—	(0.10)
1/1/16 to 9/30/16(10)	8.96	0.05	1.24	1.29	—	—	—
1/1/15 to 12/31/15	9.89	0.08	(0.91)	(0.83)	(0.10)	—	(0.10)
11/12/14(6) to 12/31/14	10.42	(0.01)	(0.45)	(0.46)	(0.06)	(0.01)	(0.07)

See Notes to Financial Statements

18

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

1.25	$11.49	13.10%		$7,198,678	1.33%		1.34%		0.72%		27%
1.28	10.24	14.29	(9)	6,214,272	1.33	(5)(8)	1.34	(8)	0.64	(8)	25	(9)
(0.93)	8.96	(8.55)		8,726,303	1.31		1.32		0.99		27
0.34	9.89	5.54		7,572,633	1.30		1.35		0.85		28
(0.76)	9.55	(6.32)		6,357,443	1.33		1.38		1.06		31
1.61	10.31	19.88		5,352,379	1.35		1.40		0.99		28

1.23	$11.48	13.15%		$126,422	1.20%		1.21%		0.92%		27%
1.29	10.25	14.40	(9)	45,197	1.21	(5)(8)	1.22	(8)	0.72	(8)	25	(9)
(0.93)	8.96	(8.44)		34,379	1.21		1.21		0.90		27
(0.53)	9.89	(4.60	)(9)	95	1.24	(8)	1.24	(8)	(0.41	)(8)	28	(7)

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Amount is less than $0.005 per share.
(5)	Net expense ratios include extraordinary proxy expenses.
(6)	Inception date.
(7)	Portfolio Turnover is representative of the Fund for the entire year ended December 31, 2014.
(8)	Annualized.
(9)	Not Annualized.
(10)	The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

19

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report 28 funds of the Trust are offered for sale of which the Vontobel Emerging Markets Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in

20

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the

21

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

22

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

During the period, the Fund was permitted to loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so the Fund was required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral, consisting of cash and securities issued by the U.S. Government or its agencies, was adjusted daily in connection with changes in the market value of securities on loan. Cash collateral was invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker were recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. Effective July 31, 2017, securities lending was suspended on the Fund, and the agreement with BBH was terminated on August 14, 2017.

H.	Earnings Credit and Interest

Through an arrangement with the Fund’s previous custodian, which ended in September 2017, the Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

23

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Fund’s investment programs and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion
1.00%	0.95%

B.	Subadvisers

Vontobel Asset Management, Inc. (the “Subadviser”) is the subadviser to the Fund. The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2017, it retained net commissions of $736 of Class A Shares and CDSC of $65 and $19 for Class A Shares and Class C Shares, respectively.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class C shares 1.00% Class I and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2017, the Fund incurred administration fees totaling $7,237 which are included in the Statements of Operations within the line item “Administration fees.”

For the period ended September 30, 2017, the Fund incurred transfer agent fees totaling $12,923 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust. The Transfer Agent may from time to time temporarily waive all or a portion of its transfer agent fees.

24

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

E.	Affiliated Shareholders

At September 30, 2017, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class R6 Shares	467,582	$5,368

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2017.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2017, were as follows:

Purchases	Sales
$1,984,503	$2,299,964

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2017.

Note 5. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors or countries of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

25

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

At September 30, 2017, the Fund held securities issued by various companies in specific sectors as detailed below:

Sector	Percentage of Total Investments
Consumer Staples	30%

Note 7. 10% Shareholders

As of September 30, 2017, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
56%	3*

*	The shareholders are not affiliated with Virtus.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,814,816	$1,627,323	$(220,322)	$1,407,001

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

No Expiration
Short-term	Long-term	Total
$342,537	$121,029	$463,566

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

For the fiscal year ended September 30, 2017, the Fund utilized losses of $299,145.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$26,570	$—

26

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended
	2017	2016
Ordinary Income	$52,023	$—

Total	$52,023	$—

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(135)	$3,482	$(3,347)

Note 9. Borrowings

($ reported in thousands)

On September 18, 2017, the Fund and other affiliated funds of the Trust (with the exception of the Newfleet Senior Floating Rate Fund) entered into a $150,000 unsecured line of credit. This Credit Agreement is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

On June 29, 2016, the Fund and other affiliated funds of the Trust renewed a $50,000 secured line of credit. This Credit Agreement was with a commercial bank that allowed the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement had a term of 364 days and was renewable by the Fund with the bank’s consent and approval of the Board. Interest was charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount

27

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

borrowed. Commitment fees were charged on the undrawn balance. The Fund and other affiliated funds that were parties were individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. On June 14, 2017, the term of this Credit Agreement was extended for an additional 90 days. Effective September 18, 2017, this Credit Agreement was terminated and replaced by a new credit facility.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2017.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2017, the Fund did not hold any securities that were illiquid or restricted.

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the

28

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously sub-advised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiffs filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, the plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants, and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. A Stipulation of Voluntary Dismissal of the claim under Section 12 of the Securities Act of 1933, as amended, was filed on September 15, 2016.

The remaining defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. The motion was denied on January 6, 2017. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiffs’ motion for class certification, was denied by the court. Plaintiffs have filed a motion seeking leave to amend their complaint, and a decision on the motion is pending. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Recent Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The

29

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2017

financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Vontobel Emerging Markets Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Vontobel Emerging Markets Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodians, brokers, transfer agent of the investee fund and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2017

31

VIRTUS VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2017

($ reported in thousands)

For the fiscal year ended September 30, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	10%	$—

For the fiscal year ended September 30, 2017, the Fund recognized $157,537 (reported in thousands) of foreign source income on which the Fund paid foreign taxes of $11,814 (reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

32

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of September 30, 2017, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 91 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 87 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 87 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 87 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (75 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 87 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (75 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 87 Portfolios	Retired. Trustee (since 2017), Virtus Mutual Fund Family (75 portfolios), Virtus Variable Insurance Trust (9 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

33

FUND MANAGEMENT TABLES (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 95 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 91 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (75 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
Segerson, Richard E. YOB: 1948 Served Since: 1996 87 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (75 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Served Since: 2005 87 Portfolios	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); and Trustee (since 2002), Virtus Mutual Fund Family (75 portfolios).

34

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.

35

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2017); Vice President and Chief Compliance Officer (2011 to 2017).

Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust;

Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2016) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President & Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

36

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

37

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl St.

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Website Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please

call your financial representative,

contact us at 1-800-243-1574,

or visit Virtus.com.

8004	11-17

P.O. Box 9874

Providence, RI 02940-8074

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $697,645 for 2016 and $750,951 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $102,238 for 2016 and $54,554 for 2017. Such audit-related fees include the out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $134,875 for 2016 and $97,100 for 2017.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $631,661 for 2016 and $443,546 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	12/11/2017

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	12/11/2017

* Print the name and title of each signing officer under his or her signature.